                 As filed with the Securities and Exchange Commission

                                 on January 30, 1998


                           Securities Act File No. 33-20658

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / x /

                    Pre-Effective Amendment No.                        /   /

                   Post-Effective Amendment No. 22                     / x /



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        / x /

                                 Amendment No. 23                      / x /

                           (Check appropriate box or boxes)

                                   EMERALD FUNDS
               --------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                   3435 Stelzer Road
                   Columbus, Ohio                      43219-3035
               ------------------------------------    -----------
          (Address of Principal Executive Offices)     (Zip Code)

          Registrant's Telephone Number, including Area Code:  614-470-8000

                              Jeffrey A. Dalke, Esquire
                                DRINKER BIDDLE & REATH
                                     PNB Building
                                 1345 Chestnut Street
                               Philadelphia, PA  19107
                     --------------------------------------
                       (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on __________________ pursuant to paragraph (b)

[x]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        -------------------------------------

Title of securities being registered: Shares of beneficial interest.

                                    EMERALD FUNDS
                (Retail Shares of the Equity Fund, Equity Value Fund,
                              International Equity Fund,
                      Small Capitalization Fund, Balanced Fund,
            Short-Term Fixed Income Fund, U.S. Government Securities Fund,
                     Managed Bond Fund, Florida Tax-Exempt Fund,
                    Prime Fund, Treasury Fund and Tax-Exempt Fund)

                                      FORM N-1A

                                CROSS REFERENCE SHEET
                               Pursuant to Rule 495(a)
                          under the Securities Act of 1933


Form N-1A Item Number              Prospectus Heading/Location
---------------------              ----------------------------

1.   Cover Page . . . . . . .      Cover Page

2.   Synopsis . . . . . . . .      Summary of Expenses and Financial Information
                                   - Expenses

3.   Condensed Financial
     Information. . . . . . .      Summary of Expenses and Financial Information
                                   - Financial Highlights; The Business of the
                                   Funds - Measuring Performance

4.   General Description of
     Registrant . . . . . . .      Cover Page; Risk Factors, Investment
                                   Principles and Policies; Your Emerald Fund
                                   Account - The Emerald Family of Funds;
5.   Management of the
     Fund . . . . . . . . . .      Investing in Emerald Funds - Your Money
                                   Manager; Investing in Emerald Funds - Other
                                   Service Providers; The Business of the Funds
                                   - Fund Management
5A.  Management's Discussion
       of Fund Performance. .      Summary of Expenses and Financial Information
                                   - Financial Highlights

6.   Capital Stock and Other
       Securities . . . . . .      Your Emerald Fund Account - The Emerald
                                   Family of Funds; Investing in Emerald Funds
                                   - If You Have Questions; Investing in
                                   Emerald Funds -

                                   How to Buy Shares; Investing in Emerald Funds
                                   - How to Sell Shares;  Investing in Emerald
                                   Funds - Transaction Rules; Investing in
                                   Emerald Funds - Getting Your Investment
                                   Started; Your Emerald Fund Account -
                                   Dividends and Distributions; The Business of the Funds - Tax Implications; Risk Factors, Investment Principles and Policies

7.   Purchase of Securities
       Being Offered . . . . .     Investing in Emerald Funds - Getting Your
                                   Investment Started; Investing in Emerald
                                   Funds - How to Buy Shares; Investing in
                                   Emerald Funds - Transaction Rules;  Your
                                   Emerald Fund Account - Distribution and
                                   Service Arrangements; Your Emerald Fund
                                   Account - Shareholder Services;

8.   Redemption or
       Repurchase . . . . . .      Investing in Emerald Funds - How to Sell
                                   Shares;  Investing in Emerald Funds -
                                   Transaction Rules

9.   Pending Legal
        Proceedings . . . . .      Not applicable (All Portfolios)

                                  EMERALD FUNDS
                                  (the "Trust")

                              Retail Shares of the
                         Equity Fund, Equity Value Fund,
                           International Equity Fund,
                           Small Capitalization Fund,
                  Balanced Fund, Short-Term Fixed Income Fund,
                        U.S. Government Securities Fund,
                   Managed Bond Fund, Florida Tax-Exempt Fund,
                          Prime Fund, Treasury Fund and
                          Tax Exempt Fund (the "Funds")

                     Supplement dated ____________, 1998 to
                       the Prospectus dated April 1, 1997


     This Supplement to the Prospectus supersedes and replaces all existing supplements to the Prospectus. This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

                            *     *     *     *     *

(1) On January 9, 1998, Barnett Banks, Inc. was merged into a wholly-owned subsidiary of NationsBank Corporation ("NationsBank"). As a result of the merger, Barnett Capital Advisors, Inc. ("Barnett"), the Trust's investment adviser, became a wholly-owned subsidiary of NationsBank. Pursuant to an order of the Securities and Exchange Commission, the Trust has entered into new investment advisory agreements with Barnett with respect to the Funds dated as of January 9, 1998 and Barnett has entered into new sub-investment advisory agreements with Brandes Investment Partners, L.P. ("Brandes") with respect to the International Equity Fund and with Rodney Square Management Corporation ("Rodney Square") with respect to the Tax-Exempt Fund dated as of the same date. The new investment advisory and sub-investment advisory agreements have the same terms and fee rates as the previous investment advisory and sub-investment advisory agreements which were automatically terminated. A meeting of shareholders of the Funds will be held on or before May 9, 1998 to vote on the Trust's new investment advisory agreements with Barnett and Barnett's new sub-investment advisory agreements with Brandes and Rodney Square.

     The Board of Trustees of the Trust is also considering a proposed reorganization of the Trust with Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves (collectively, "Nations Funds"), three investment companies that are part of the Nations Family of Funds. If approved by the Board of Trustees, it is expected that the proposed reorganization will also be submitted to a vote of the shareholders of the Trust on or before May 9, 1998. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's portfolios, including the Funds, will be transferred to similar portfolios in the Nations Funds family, and the shareholders of the Trust's portfolios, including the shareholders of the Funds, will become shareholders of Nations Funds. Pursuant to Nations Funds' current reorganization proposal, if approved, each Fund described in this Prospectus would reorganize into the corresponding Nations Funds portfolio indicated below:

 Emerald Fund                       Corresponding Nations Fund
 ------------                       --------------------------
 Equity Fund                        Disciplined Equity Fund
 Equity Value Fund                  Value Fund
 International Equity Fund          International Value Fund
 Small Capitalization Fund          Small Company Growth Fund
 Balanced Fund                      Balanced Assets Fund
 Short-Term Fixed Income Fund       Short-Term Income Fund
 U.S. Government Securities Fund    Government Securities Fund
 Managed Bond Fund                  Strategic Fixed Income Fund
 Florida Tax-Exempt Fund            Florida Municipal Bond Fund
 Prime Fund                         Prime Fund
 Treasury Fund                      Treasury Fund
 Tax-Exempt Fund                    Tax Exempt Fund

                            *     *     *     *     *

(2) The following information replaces the section entitled "SUMMARY OF EXPENSES -- Expenses" on pages 5 through 8 of the Prospectus:

Expenses

Shareholder Transaction Expenses are charges you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the shareholder transaction expenses and operating expenses for the Funds' Retail Shares. Examples based on this information are also provided.


                                                                                                      Small
                                                                       Equity     International   Capitalization
                                                      Equity Fund    Value Fund    Equity Fund         Fund         Balanced Fund
                                                      -----------    ----------   -------------   --------------    -------------
Shareholder Transaction
     Expenses:
     Front End Sales Charge Imposed
       on Purchases  . . . . . . . . . . . . . . . . .    None          None           None            None              None
     Sales Charge Imposed on Reinvested
       Dividends   . . . . . . . . . . . . . . . . . .    None          None           None            None              None
     Deferred Sales Charge . . . . . . . . . . . . . .    None          None           None            None              None
     Redemption Fee  . . . . . . . . . . . . . . . . .    None          None           None            None              None
     Exchange Fee  . . . . . . . . . . . . . . . . . .    None          None           None            None              None

Annual Fund Operating Expenses
     After Expense Reimbursements
       (as a percentage of average
       net assets):
     Advisory Fees . . . . . . . . . . . . . . . . . .       %             %              %               %                 %
                                                          ---           ---            ---             ---               ---
     12b-1 Fees  . . . . . . . . . . . . . . . . . . .       %             %              %               %                 %
                                                          ---           ---            ---             ---               ---
     All Other Expenses (After
     Expense Reimbursements) . . . . . . . . . . . . .        %             %              %               %                 %
                                                          ---           ---            ---             ---               ---
     Total Fund Operating Expenses
       (After Expense
       Reimbursements) (1) . . . . . . . . . . . . . .       %             %              %               %                 %
                                                          ---           ---            ---             ---               ---
                                                          ---           ---            ---             ---               ---

__________________________________

(1)  See footnote (1) on page 5 of this Supplement.

                                          Short-Term Fixed       U.S. Government
                                             Income Fund         Securities Fund       Managed Bond Fund
                                          -----------------      ---------------       -----------------
Shareholder Transaction
     Expenses:
     Front End Sales Charge Imposed on
       Purchases  . . . . . . . . . . . .       None                   None                  None
     Sales Charge Imposed on Reinvested
       Dividends  . . . . . . . . . . . .       None                   None                  None
     Deferred Sales Charge  . . . . . . .       None                   None                  None
     Redemption Fee . . . . . . . . . . .       None                   None                  None
     Exchange Fee . . . . . . . . . . . .       None                   None                  None

Annual Fund Operating Expenses
     After Expense Reimbursements
     (as a percentage of average
       net assets):
     Advisory Fees. . . . . . . . . . . .          %                      %                     %
                                                ---                    ---                   ---
     12b-1 Fees . . . . . . . . . . . . .          %                      %                     %
                                                ---                    ---                   ---
     All Other Expenses (After Expense
       Reimbursements)  . . . . . . . . .          %                      %                     %
                                                ---                    ---                   ---

     Total Fund Operating Expenses
       (After Expense
       Reimbursements) (1)  . . . . . . .          %                      %                     %
                                                ---                    ---                   ---
                                                ---                    ---                   ---

__________________________________

(1)  See footnote (1) on page 5 of this Supplement.


                                       Florida Tax-Exempt Fund     Prime Fund     Treasury Fund     Tax-Exempt Fund
                                       -----------------------     ----------     -------------     ---------------
Shareholder Transaction
     Expenses:
     Front End Sales Charge Imposed
       on Purchases   . . . . . . . . .         None                  None              None              None
     Sales Charge Imposed on
       Reinvested Dividends . . . . . .         None                  None              None              None
     Deferred Sales Charge  . . . . . .         None                  None              None              None
     Redemption Fee . . . . . . . . . .         None                  None              None              None
     Exchange Fee . . . . . . . . . . .         None                  None              None              None

Annual Fund Operating Expenses
     After Fee Waivers and Expense
       Reimbursements
       (as a percentage of average net
       assets):
     Advisory Fees (After Fee
       Waivers)(1)  . . . . . . . . . .            %                     %                 %                 %
                                                ---                   ---               ---               ---
       12b-1 Fees . . . . . . . . . . .            %                     %                 %                 %
                                                ---                   ---               ---               ---
     All Other Expenses (After Expense
    Reimbursements) . . . . . . . . . .            %                     %                 %                 %
                                                ---                   ---               ---               ---

     Total Fund Operating Expenses
       After Fee Waivers and
       Expense
       Reimbursements)(1) . . . . . . .            %                     %                 %                 %
                                                ---                   ---               ---               ---
                                                ---                   ---               ---               ---

__________________________________

(1) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Funds reflect the fees and operating expenses incurred by the Funds during the last fiscal year.

     Without fee waivers by the Adviser, investment management fees as a percentage of net assets would have been 0.25% for each of the Prime, Treasury and Tax-Exempt Funds. Absent these waivers and other expense reimbursements, the total operating expenses for the Retail Shares of the Equity Value, International Equity, Short-Term Fixed Income, Managed Bond, Florida Tax-Exempt, Prime, Treasury and Tax-Exempt Funds would have been _____%, ____%, ____%, ____%, ____%, ____%, ____%, and .__%,
     respectively.

     The Adviser may waive its fee and/or reimburse expenses of the Funds from time to time. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

(2) See "Financial Highlights" below for information about the additional interest expense of ____% paid by the Treasury Fund on reverse repurchase agreements during the last fiscal year.

Example: Let's say, hypothetically, that the annual return on the Retail Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                            1            3            5           10
                                        Year After  Years After  Years After  Years After
                                         Purchase    Purchase     Purchase     Purchase
                                        ----------  -----------  -----------  -----------
Equity Fund . . . . . . . . . . . .     $           $            $            $
Equity Value Fund . . . . . . . . .     $           $            $            $
International Equity Fund . . . . .     $           $            $            $
Small Capitalization Fund . . . . .     $           $            $            $
Balanced Fund     . . . . . . . . .     $           $            $            $
Short-Term Fixed Income Fund  . . .     $           $            $            $
U.S. Government Securities Fund . .     $           $            $            $
Managed Bond Fund . . . . . . . . .     $           $            $            $
Florida Tax-Exempt Fund . . . . . .     $           $            $            $
Prime Fund  . . . . . . . . . . . .     $           $            $            $
Treasury Fund . . . . . . . . . . .     $           $            $            $
Tax-Exempt Fund . . . . . . . . . .     $           $            $            $

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                            *     *     *     *     *

(3) The following information replaces the section entitled "SUMMARY OF EXPENSES -- Financial Highlights" on pages 9 through 20 of the Prospectus:

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS BELOW FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997 HAVE BEEN AUDITED BY [_____________________], THE FUNDS' INDEPENDENT ACCOUNTANTS, WHOSE UNQUALIFIED REPORT ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION IS [___________________________] INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/637-3759). THE FINANCIAL HIGHLIGHTS BELOW FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996 AND PRIOR PERIODS WERE AUDITED BY THE FUNDS' FORMER INDEPENDENT ACCOUNTANTS. THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.

                               EMERALD EQUITY FUND

     Financial highlights for a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:

                                                                              Year Ended
                                        ---------------------------------------------------------------------------------------
                                        November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
                                           1997         1996(b)(d)        1995           1994           1993           1992
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net asset value,
    beginning of period  . . . . . . . .                 $ 14.62        $ 10.86       $  11.82      $  11.97         $ 10.24
                                                         -------        -------       --------      --------         -------
Income from investment
    operations:
    Net investment income (loss) . . . .                   (0.01)          0.02           0.08          0.15            0.16
    Net realized and unrealized
     gain (loss) on securities . . . . .                    3.01           3.76          (0.39)        (0.08)           1.73
                                                         -------        -------       --------      --------         -------
    Total income (loss) from
     investment operations . . . . . . .                    3.00           3.78          (0.31)         0.07            1.89
                                                         -------        -------       --------      --------         -------
Less dividends and distributions:
    Dividends from net
     investment income . . . . . . . . .                   (0.00)         (0.02)         (0.08)        (0.15)          (0.16)
    Distributions in excess of
     net investment income . . . . . . .                   (0.02)         (0.00)         (0.00)        (0.00)          (0.00)
    Distributions from net
     realized gains on
     securities. . . . . . . . . . . . .                   (1.29)         (0.00)         (0.57)        (0.07)          (0.00)
                                                         -------        -------       --------      --------         -------
    Total dividends and
     distributions . . . . . . . . . . .                   (1.31)         (0.02)         (0.65)        (0.22)          (0.16)
                                                         -------        -------       --------      --------         -------
Net change in net asset value  . . . . .                   (1.69)          3.76          (0.96)        (0.15)           1.73
                                                         -------        -------       --------      --------         -------
Net asset value, end of period . . . . .                  $16.31        $ 14.62        $ 10.86      $  11.82        $  11.97
                                                         -------        -------       --------      --------         -------
                                                         -------        -------       --------      --------         -------
Total return . . . . . . . . . . . . . .                   22.66%         34.82%         (2.91%)        0.58%          18.49%
Ratios/supplemental data:
    Net assets, end of period
    (000s) . . . . . . . . . . . . . . .                 $33,177        $22,209        $19,705      $138,642        $152,939
    Ratio of expenses to average
     net assets  . . . . . . . . . . . .                    1.27%          1.37%          1.07%          0.86%          0.76%
    Ratio of net investment income
     (loss) to average net
     assets  . . . . . . . . . . . . . .                   (0.08%)         0.15%          0.36%          1.22%          1.41%
    Ratio of expenses to average
     net assets**  . . . . . . . . . . .                    1.28%             (a)         1.29%          1.21%          1.18%
    Ratio of net investment income
     (loss) to average net
     assets**  . . . . . . . . . . . . .                   (0.09%)            (a)         0.13%          0.87%          0.99%
    Portfolio turnover . . . . . . . . .                      89%           104%           113%           102%            40%
    Average commission rate paid (c) . .                 $0.0518             --             --             --             --

                                        Period Ended
                                        ------------
                                        November 30,
                                           1991*
                                        ------------
Net asset value,
    beginning of period  . . . . . . . .  $ 10.00
                                          -------
Income from investment
    operations:
    Net investment income (loss) . . . .     0.12
    Net realized and unrealized
     gain (loss) on securities . . . . .     0.24
                                          -------
    Total income (loss) from
     investment operations . . . . . . .     0.36
                                          -------
Less dividends and distributions:
    Dividends from net
     investment income . . . . . . . . .    (0.12)
    Distributions in excess of
     net investment income . . . . . . .    (0.00)
    Distributions from net
     realized gains on
     securities. . . . . . . . . . . . .    (0.00)
                                          -------
    Total dividends and
     distributions . . . . . . . . . . .    (0.12)
                                          -------
Net change in net asset value  . . . . .     0.24
                                          -------
Net asset value, end of period . . . . .  $ 10.24
                                          -------
                                          -------
Total return . . . . . . . . . . . . . .     3.54%++
Ratios/supplemental data:
    Net assets, end of period
    (000s) . . . . . . . . . . . . . . .  $98,953
    Ratio of expenses to average
     net assets  . . . . . . . . . . . .     0.00%+
    Ratio of net investment income
     (loss) to average net
     assets  . . . . . . . . . . . . . .     2.64%+
    Ratio of expenses to average
     net assets**  . . . . . . . . . . .     1.22%+
    Ratio of net investment income
     (loss) to average net
     assets**  . . . . . . . . . . . . .     1.42%+
    Portfolio turnover . . . . . . . . .       13%
    Average commission rate paid (c) . .       --

______________________

 * For the period June 28, 1991 (commencement of operations) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +     Annualized.
++     Not Annualized.
(a)    There were no waivers or reimbursements during the period.
(b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
(c) Represents the total dollar amount of commissions paid on portfolio transaction divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(d) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                            EMERALD EQUITY VALUE FUND


     Financial highlights for a Retail Share of the Equity Value Fund outstanding throughout each of the periods indicated:

                                                              Year Ended      Period Ended
                                                             November 30,     November 30,
                                                                1997            1996*(b)
                                                             ------------     ------------
Net asset value,
  beginning of period . . . . . . . . . . . . . . . . . . .                      $ 10.00
                                                                                 -------
Income from investment
  operations:
  Net investment income . . . . . . . . . . . . . . . . . .                         0.27
                                                                                 -------
  Net realized and unrealized gains on securities . . . . .                         2.18
                                                                                 -------
  Total income from investment operations . . . . . . . . .                         2.45
                                                                                 -------

Less dividends and distributions:
  Dividends from net investment income  . . . . . . . . . .                        (0.27)
                                                                                 -------
Net change in net asset value . . . . . . . . . . . . . . .                         2.18
                                                                                 -------
Net asset value, end of period  . . . . . . . . . . . . . .                     $  12.18
                                                                                 -------
                                                                                 -------
Total return  . . . . . . . . . . . . . . . . . . . . . . .                        24.84%++

Ratios/supplemental data:
  Net assets, end of period (000s)  . . . . . . . . . . . .                     $    23
  Ratio of expenses to average net assets . . . . . . . . .                        0.00%+
  Ratio of net investment income to average net assets  . .                        3.01%+
  Ratio of expenses to average net assets**   . . . . . . .                      277.68%+
  Ratio of net investment loss to average net assets**    .                     (274.67%)+
  Portfolio turnover  . . . . . . . . . . . . . . . . . . .                          19%
  Average commission rate paid (a)  . . . . . . . . . . . .                     $0.0791

__________________

* For the period December 27, 1995 (commencement of operations) through November 30, 1996.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+      Annualized.
++     Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                        EMERALD INTERNATIONAL EQUITY FUND


     Financial highlights for a Retail Share of the International Equity Fund outstanding throughout each of the periods indicated:

                                                              Year Ended      Period Ended
                                                             November 30,     November 30,
                                                                1997            1996*(b)
                                                             ------------     ------------
Net asset value, beginning of period  . . . . . . . . . . .                      $ 10.00
                                                                                 -------
Income from investment operations:
  Net investment income . . . . . . . . . . . . . . . . . .                         0.04
  Net realized and unrealized gains on securities . . . . .                         1.31
                                                                                 -------
  Total income from investment operations . . . . . . . . .                         1.35
                                                                                 -------

Less dividends and distributions:
  Dividends from net investment income  . . . . . . . . . .                        (0.04)
  Distributions in excess of net investment income  . . . .                        (0.02)
                                                                                 -------
  Total dividends and distributions . . . . . . . . . . . .                        (0.06)
                                                                                 -------
Net change in net asset value . . . . . . . . . . . . . . .                        (1.29)
                                                                                 -------
Net asset value, end of period  . . . . . . . . . . . . . .                      $ 11.29
                                                                                 -------
                                                                                 -------
Total return  . . . . . . . . . . . . . . . . . . . . . . .                        13.54%++
Ratios/supplemental data:
  Net assets, end of period (000s)  . . . . . . . . . . . .                      $   115
  Ratio of expenses to average net assets . . . . . . . . .                         0.00%+
  Ratio of net investment income to average net assets  . .                         1.83%+
  Ratio of expenses to average net assets** . . . . . . . .                        57.40%+
  Ratio of net investment loss to average net assets**  . .                       (55.57%)+
  Portfolio turnover  . . . . . . . . . . . . . . . . . . .                           50%
  Average commission rate paid (a)  . . . . . . . . . . . .                      $0.0463

______________________

* For the period December 27, 1995 (commencement of operations) through November 30, 1996.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+      Annualized.
++     Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser, and effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's sub-investment adviser.

                        EMERALD SMALL CAPITALIZATION FUND


     Financial highlights for a Retail Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:

                                                                 Year Ended      Year Ended      Year Ended      Period Ended
                                                                November 30,    November 30,    November 30,     November 30,
                                                                    1997         1996(a)(c)        1995             1994*
                                                                ------------    ------------    ------------     ------------
Net asset value, beginning of period  . . . . . . . . . . . . .                   $ 12.77          $ 9.66            $10.49
                                                                                  -------          ------            ------
Income from investment operations:
 Net investment loss  . . . . . . . . . . . . . . . . . . . . .                     (0.11)          (0.04)            (0.04)
 Net realized and unrealized gains (losses) on securities . . .                      1.77            3.15             (0.79)
                                                                                  -------          ------            ------
  Total income (loss) from investment operations  . . . . . . .                      1.66            3.11             (0.83)
                                                                                  -------          ------            ------

Distribution from net realized gains
 on securities  . . . . . . . . . . . . . . . . . . . . . . . .                     (1.00)          (0.00)            (0.00)
                                                                                  -------          ------            ------
Net change in net asset value . . . . . . . . . . . . . . . . .                      0.66            3.11             (0.83)
                                                                                  -------          ------            ------

Net asset value, end of period  . . . . . . . . . . . . . . . .                    $13.43          $12.77            $ 9.66
                                                                                  -------          ------            ------
                                                                                  -------          ------            ------

Total return  . . . . . . . . . . . . . . . . . . . . . . . . .                     13.83%          32.19%            (7.91%)++
Ratios/supplemental data:
 Net assets, end of period (000s) . . . . . . . . . . . . . . .                    $9,490          $2,657            $1,583
 Ratio of expenses to average net assets  . . . . . . . . . . .                      1.59%           1.54%             1.54%+
 Ratio of net investment loss to average net assets . . . . . .                     (1.02%)         (0.81%)            (0.67%)+
 Ratio of expenses to average net assets**  . . . . . . . . . .                      1.70%           2.43%              2.50%+
 Ratio of net investment loss to average net assets** . . . . .                     (1.13%)         (1.70%)            (1.63%)+
 Portfolio turnover   . . . . . . . . . . . . . . . . . . . . .                       356%            229%               118%
 Average commission rate paid (b) . . . . . . . . . . . . . . .                  $0.0420               --                 --

______________________

* For the period March 1, 1994 (initial offering date of Retail Class Shares) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+      Annualized.
++     Not Annualized.
(a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.

(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                              EMERALD BALANCED FUND


     Financial highlights for a Retail Share of the Balanced Fund outstanding throughout each of the periods indicated:


                                                                 Year Ended      Year Ended      Year Ended      Period Ended
                                                                November 30,    November 30,    November 30,     November 30,
                                                                    1997         1996(a)(c)        1995             1994*
                                                                ------------    ------------    ------------     ------------
Net asset value, beginning of period  . . . . . . . . . . . . .                   $  12.02         $ 9.72           $10.00
                                                                                  --------         ------           ------
Income from investment operations:
 Net investment income  . . . . . . . . . . . . . . . . . . . .                       0.30           0.30             0.24
 Net realized and unrealized gains (losses) on securities . . .                       1.36           2.30            (0.28)
                                                                                  --------         ------           ------
 Total income (loss) from investment operations . . . . . . . .                       1.66           2.60            (0.04)
                                                                                  --------         ------           ------
Less dividends and distributions:
 Dividends from net investment income . . . . . . . . . . . . .                      (0.31)         (0.30)           (0.22)
 Distributions in excess of net investment income . . . . . . .                      (0.00)         (0.00)           (0.02)
 Distributions from net realized gains on securities  . . . . .                      (0.22)         (0.00)           (0.00)
                                                                                  --------         ------           ------

 Total dividends and distributions  . . . . . . . . . . . . . .                      (0.53)         (0.30)           (0.24)
                                                                                  --------         ------           ------
Net change in net asset value . . . . . . . . . . . . . . . . .                       1.13           2.30            (0.28)
                                                                                  --------         ------           ------

Net asset value, end of period  . . . . . . . . . . . . . . . .                     $13.15         $12.02           $ 9.72
                                                                                  --------         ------           ------
                                                                                  --------         ------           ------

Total return  . . . . . . . . . . . . . . . . . . . . . . . . .                      14.23%         27.45%           (0.40%)++

Ratios/supplemental data:
 Net assets, end of period (000s) . . . . . . . . . . . . . . .                     $5,592         $1,082            $ 543
 Ratio of expenses to average net assets  . . . . . . . . . . .                       1.06%          0.72%            0.68%+
 Ratio of net investment income to average net assets . . . . .                       2.02%          3.14%            3.70%+
 Ratio of expenses to average net assets**  . . . . . . . . . .                       1.35%          4.20%            2.50%+
 Ratio of net investment income (loss) to average net assets**                        1.73%         (0.34%)           1.88%+
 Portfolio turnover   . . . . . . . . . . . . . . . . . . . . .                        106%            87%              33%
Average commission rate paid (b)  . . . . . . . . . . . . . . .                    $0.0466             --               --

______________________

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+      Annualized.
++     Not Annualized.
(a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.

(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(c) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                      EMERALD SHORT-TERM FIXED INCOME FUND


     Financial highlights for a Retail Share of the Short-Term Fixed Income Fund outstanding throughout each of the periods indicated:

                                                                 Year Ended      Year Ended      Year Ended      Period Ended
                                                                November 30,    November 30,    November 30,     November 30,
                                                                    1997         1996(a)(c)        1995             1994*
                                                                ------------    ------------    ------------     ------------
Net asset value, beginning of period  . . . . . . . . . . . . .                   $10.14          $ 9.74           $10.00
                                                                                  ------          ------           ------
Income from investment operations:
 Net investment income  . . . . . . . . . . . . . . . . . . . .                     0.55            0.57             0.32
 Net unrealized gains (losses) on securities  . . . . . . . . .                    (0.04)           0.40            (0.26)
                                                                                  ------          ------           ------

 Total income (loss) from investment operations . . . . . . . .                    (0.51)           0.97             0.06
                                                                                  ------          ------           ------
Less dividends and distributions:
 Dividends from net investment income . . . . . . . . . . . . .                    (0.55)          (0.57)           (0.32)
                                                                                                  ------           ------

 Dividends from net realized gains on securities  . . . . . . .                    (0.03)          (0.00)           (0.00)
                                                                                  ------
 Total dividends and distributions  . . . . . . . . . . . . . .                    (0.58)          (0.57)           (0.32)
                                                                                  ------          ------           ------

Net change in net asset value . . . . . . . . . . . . . . . . .                    (0.07)           0.40            (0.26)
                                                                                  ------          ------           ------

Net asset value, end of period  . . . . . . . . . . . . . . . .                   $10.07          $10.14           $ 9.74
                                                                                  ------          ------           ------
                                                                                  ------          ------           ------

Total return  . . . . . . . . . . . . . . . . . . . . . . . . .                     5.23%          10.25%            0.65%++
Ratios/supplemental data:
 Net assets, end of period (000s) . . . . . . . . . . . . . . .                    $ 985           $ 343            $ 223
 Ratio of expenses to average net assets  . . . . . . . . . . .                     0.80%           0.71%            0.67%+
 Ratio of net investment income to average net assets . . . . .                     5.17%           5.72%            5.20%+
 Ratio of expenses to average net assets**  . . . . . . . . . .                     2.33%           9.10%            2.50%+
 Ratio of net investment income (loss) to average net assets**                      3.64%          (2.67%)           3.36%+
 Portfolio turnover   . . . . . . . . . . . . . . . . . . . . .                      138%             33%               0%

______________________

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+      Annualized.
++     Not Annualized.
(a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                     EMERALD U.S. GOVERNMENT SECURITIES FUND

     Financial highlights for a Retail Share of the U.S. Government Securities Fund outstanding throughout each of the periods indicated:

                                                                              Year Ended
                                        ---------------------------------------------------------------------------------------
                                        November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
                                           1997         1996(b)(c)        1995           1994           1993           1992
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net asset value,
    beginning of period . . . . . . .                    $ 10.39         $ 9.72          $10.79         $10.52        $10.46
                                                         -------         ------          ------         ------        ------
Income from investment
    operations:
    Net investment income . . . . . .                       0.61           0.64            0.58           0.66          0.77
    Net realized and unrealized
     gains (losses) on
     securities . . . . . . . . . . .                      (0.09)          0.67           (0.94)          0.41          0.12
                                                         -------         ------          ------         ------        ------
    Total income (loss) from
     investment operations  . . . . .                       0.52           1.31           (0.36)          1.07          0.89
                                                         -------         ------          ------         ------        ------
Less dividends and distributions:
    Dividends from net investment
     income . . . . . . . . . . . . .                      (0.61)         (0.64)          (0.58)         (0.66)        (0.77)
    Distributions in excess of
     net investment income  . . . . .                      (0.00)         (0.00)          (0.01)         (0.00)        (0.00)
    Distributions from net
     realized gains on
     securities . . . . . . . . . . .                      (0.00)         (0.00)          (0.10)         (0.14)        (0.06)
    Distributions in excess of
     net realized gains . . . . . . .                      (0.00)         (0.00)          (0.02)         (0.00)        (0.00)
                                                         -------         ------          ------         ------        ------
    Total dividends and
     distributions  . . . . . . . . .                      (0.61)         (0.64)          (0.71)         (0.80)        (0.83)
                                                         -------         ------          ------         ------        ------
Net change in net asset value . . . .                      (0.09)          0.67           (1.07)          0.27          0.06
                                                         -------         ------          ------         ------        ------
Net asset value, end of period  . . .                     $10.30         $10.39          $ 9.72         $10.79        $10.52
                                                         -------         ------          ------         ------        ------
                                                         -------         ------          ------         ------        ------
Total return  . . . . . . . . . . . .                       5.24%         13.85%          (3.45%)        10.40%         8.79%
Ratios/supplemental data:
    Net assets, end of period
     (000s) . . . . . . . . . . . . .                    $22,631        $26,912         $30,855       $145,328       $94,006
    Ratio of expenses to average
     net assets . . . . . . . . . . .                       1.09%          1.27%           0.98%          0.64%         0.28%
    Ratio of net investment income
     to average net assets  . . . . .                       5.88%          7.02%           5.68%          5.91%         7.18%
    Ratio of expenses to average
     net assets** . . . . . . . . . .                       1.14%            (a)           1.09%          1.06%         0.99%
    Ratio of net investment income
     to average net assets**  . . . .                       5.83%            (a)           5.57%          5.49%         6.42%
    Portfolio turnover  . . . . . . .                         53%            89%            133%            72%           50%

                                        Period Ended
                                        ------------
                                        November 30,
                                           1991*
                                        ------------
Net asset value,
    beginning of period . . . . . . . .   $10.00
                                          ------
Income from investment
    operations:
    Net investment income . . . . . . .     0.27
    Net realized and unrealized
     gains (losses) on
     securities . . . . . . . . . . . .     0.46
                                          ------
    Total income (loss) from
     investment operations  . . . . . .     0.73
                                          ------
Less dividends and distributions:
    Dividends from net investment
     income . . . . . . . . . . . . . .    (0.27)
    Distributions in excess of
     net investment income  . . . . . .    (0.00)
    Distributions from net
     realized gains on
     securities . . . . . . . . . . . .    (0.00)
    Distributions in excess of
     net realized gains . . . . . . . .    (0.00)
                                          ------
    Total dividends and
     distributions  . . . . . . . . . .    (0.27)
                                          ------
Net change in net asset value . . . . .     0.46
                                          ------
Net asset value, end of period  . . . .   $10.46
                                          ------
                                          ------
Total return  . . . . . . . . . . . . .     7.34%++
Ratios/supplemental data:
    Net assets, end of period
     (000s) . . . . . . . . . . . . . .  $34,693
    Ratio of expenses to average
     net assets . . . . . . . . . . . .     0.00%+
    Ratio of net investment income
     to average net assets  . . . . . .     7.88%+
    Ratio of expenses to average
     net assets** . . . . . . . . . . .     1.47%+
    Ratio of net investment income
     to average net assets**  . . . . .     6.41%+
    Portfolio turnover  . . . . . . . .       34%

______________________

* For the period July 31, 1991 (commencement of operations) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+      Annualized.
++     Not Annualized.
(a)    There were no waivers or reimbursements during the period.
(b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                            EMERALD MANAGED BOND FUND


     Financial highlights for a Retail Share of the Managed Bond Fund outstanding throughout each of the periods indicated:


                                                                 Year Ended      Year Ended      Year Ended      Period Ended
                                                                November 30,    November 30,    November 30,     November 30,
                                                                    1997         1996(a)(c)        1995             1994*
                                                                ------------    ------------    ------------     ------------
Net asset value, beginning of period . . . . . . . . . . . .                         $10.59        $ 9.54            $10.00
                                                                                     ------        ------            ------
Income from investment operations:
 Net investment income   . . . . . . . . . . . . . . . . . .                           0.61          0.66              0.43
 Net realized and unrealized gains (losses) on securities. .                          (0.06)         1.05             (0.46)
                                                                                     ------        ------            ------
 Total income (loss) from investment operations  . . . . . .                           0.55          1.71             (0.03)
                                                                                     ------        ------            ------

Less dividends and distributions:
 Dividends from net investment income  . . . . . . . . . . .                          (0.61)        (0.66)            (0.41)
 Distributions in excess of net investment income  . . . . .                          (0.00)        (0.00)            (0.02)
 Distributions from net realized gains on securities . . . .                          (0.12)        (0.00)            (0.00)
                                                                                     ------        ------            ------

  Total dividends and distributions  . . . . . . . . . . . .                          (0.73)        (0.66)            (0.43)
                                                                                     ------        ------            ------

Net change in net asset value  . . . . . . . . . . . . . . .                          (0.18)         1.05             (0.46)
                                                                                     ------        ------            ------

Net asset value, end of period   . . . . . . . . . . . . . .                         $10.41        $10.59            $ 9.54
                                                                                     ------        ------            ------
                                                                                     ------        ------            ------

Total return   . . . . . . . . . . . . . . . . . . . . . . .                           5.51%        18.47%            (0.35)%++
Ratios/supplemental data:
 Net assets, end of period (000s). . . . . . . . . . . . . .                         $1,697         $ 820             $ 609
 Ratio of expenses to average net assets . . . . . . . . . .                           0.91%         0.71%             0.65%+
 Ratio of net investment income to average net assets  . . .                           5.35%         6.49%             6.29%+
 Ratio of expenses to average net assets** . . . . . . . . .                           1.59%         3.17%             2.50%+
 Ratio of net investment income to average net assets**. . .                           4.67%         4.03%             4.44%+
 Portfolio turnover  . . . . . . . . . . . . . . . . . . . .                             97%           92%               83%

______________________

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+      Annualized.
++     Not Annualized.
(a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                         EMERALD FLORIDA TAX-EXEMPT FUND

     Financial highlights for a Retail Share of the Florida Tax-Exempt Fund outstanding throughout each of the periods indicated:

                                                                              Year Ended
                                        ---------------------------------------------------------------------------------------
                                        November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
                                           1997         1996(b)(c)        1995           1994           1993           1992
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of
    period  . . . . . . . . . . . .                       $11.09         $ 9.87       $ 11.33        $  10.55        $ 10.14
                                                          ------         ------       -------        --------        -------
Income from investment
    operations:
    Net investment income . . . . .                         0.53           0.54          0.53            0.61           0.68
    Net realized and unrealized
     gains (loss) on
     securities . . . . . . . . . .                        (0.03)          1.22         (1.37)           0.78           0.45
                                                          ------         ------       -------        --------        -------
    Total income (loss) from
     investment operations  . . . .                         0.50           1.76         (0.84)           1.39           1.13
                                                          ------         ------       -------        --------        -------
Less dividends and distributions:
    Dividends from net investment
     income . . . . . . . . . . . .                        (0.53)         (0.54)        (0.53)          (0.61)         (0.68)
    Distributions from net realized
     gains on securities  . . . . .                        (0.00)         (0.00)        (0.09)          (0.00)         (0.04)
                                                          ------         ------       -------        --------        -------
    Total dividends and
     distributions  . . . . . . . .                        (0.53)         (0.54)        (0.62)          (0.61)         (0.72)
                                                          ------         ------       -------        --------        -------
Net change in net asset value . . .                        (0.03)          1.22         (1.46)           0.78           0.41
                                                          ------         ------       -------        --------        -------
Net asset value, end of period  . .                       $11.06         $11.09       $  9.87        $  11.33        $ 10.55
                                                          ------         ------       -------        --------        -------
                                                          ------         ------       -------        --------        -------
Total return  . . . . . . . . . . .                         4.69%         18.17%        (7.75%)         13.37%         11.51%
Ratios/supplemental data:
    Net assets, end of period
     (000s) . . . . . . . . . . . .                      $87,452        $94,017      $109,426        $207,764       $106,946
    Ratio of expenses to average
     net assets . . . . . . . . . .                         0.92%          1.07%         0.96%           0.65%          0.25%
    Ratio of net investment income
     to average net assets  . . . .                         4.73%          5.08%         4.96%           5.32%          6.39%
    Ratio of expenses to
     average net assets** . . . . .                         1.06%            (a)         1.04%           1.00%          1.21%
    Ratio of net investment
     income to average net
     assets** . . . . . . . . . . .                         4.59%             (a)        4.88%           4.97%          5.43%
    Portfolio turnover  . . . . . .                          152%            89%           89%             48%           105%

                                        Period Ended
                                        ------------
                                        November 30,
                                           1991*
                                        ------------
Net asset value, beginning of
    period  . . . . . . . . . . . .       $ 10.00
                                          -------
Income from investment
    operations:
    Net investment income . . . . .          0.21
    Net realized and unrealized
     gains (loss) on
     securities . . . . . . . . . .          0.14
                                          -------
    Total income (loss) from
     investment operations  . . . .          0.35
                                          -------
Less dividends and distributions:
    Dividends from net investment
     income . . . . . . . . . . . .         (0.21)
    Distributions from net realized
     gains on securities  . . . . .         (0.00)
                                          -------
    Total dividends and
     distributions  . . . . . . . .         (0.21)
                                          -------
Net change in net asset value . . .          0.14
                                          -------
Net asset value, end of period  . .       $ 10.14
                                          -------
                                          -------
Total return  . . . . . . . . . . .          3.49%++
Ratios/supplemental data:
    Net assets, end of period
     (000s) . . . . . . . . . . . .       $10,589
    Ratio of expenses to average
     net assets . . . . . . . . . .          0.00%+
    Ratio of net investment income
     to average net assets  . . . .          6.40%+
    Ratio of expenses to
     average net assets** . . . . .          3.42%+
    Ratio of net investment
     income to average net
     assets** . . . . . . . . . . .          2.98%+
    Portfolio turnover  . . . . . .            45%

______________________

* For the period August 1, 1991 (commencement of operations) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+       Annualized.
++      Not Annualized.
(a)     There were no waivers or reimbursements during the period.
(b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                               EMERALD PRIME FUND

     Financial highlights for a Retail Share of the Prime Fund outstanding throughout each of the periods indicated:


                                                                              Year Ended
                                        ---------------------------------------------------------------------------------------
                                        November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
                                           1997          1996(b)          1995           1994           1993           1992
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning
    of period . . . . . . . . . .                        $1.0002        $1.0000        $ 0.9999       $ 1.0001       $ 1.0000
                                                                        -------        --------       --------       --------
Income from investment
    operations:
    Net investment income . . . .                         0.0469         0.0515          0.0339         0.0266         0.0356
    Net realized gains (losses)
      on securities . . . . . . .                         0.0000         0.0002         (0.0028)       (0.0001)        0.0001
                                                         -------        -------        --------       --------       --------
    Total income from
      investment operations . . .                         0.0469         0.0517          0.0311         0.0265         0.0357
Less dividends and
    distributions:
    Dividends from net
    investment income . . . . . .                        (0.0469)       (0.0515)        (0.0339)       (0.0266)       (0.0356)
    Distributions from net
      realized gains on
      securities  . . . . . . . .                        (0.0002)       (0.0000)        (0.0000)       (0.0001)       (0.0000)
                                                         -------        -------        --------       --------       --------
    Total dividends and
      distributions . . . . . . .                        (0.0471)       (0.0515)        (0.0339)       (0.0267)       (0.0356)
                                                         -------        -------        --------       --------       --------
Voluntary capital
    contribution  . . . . . . . .                         0.0000         0.0000          0.0029         0.0000         0.0000
                                                         -------        -------        --------       --------       --------
Net change in net
    asset value . . . . . . . . .                        (0.0002)        0.0002          0.0001        (0.0002)        0.0001
                                                         -------        -------        --------       --------       --------
Net asset value,
    end of period . . . . . . . .                        $1.0000        $1.0002$        1.0000        $ 0.9999       $ 1.0001
                                                         -------        -------        --------       --------       --------
                                                         -------        -------        --------       --------       --------

Total return  . . . . . . . . . .                           4.81%          5.27%          3.44%           2.70%          3.62%
Ratios/supplemental data:
    Net assets, end
    of period (000s)  . . . . . .                       $557,093       $444,928        $208,714       $181,155        $96,730
    Ratio of expenses
      to average net
      assets  . . . . . . . . . .                           0.90%          0.90%           0.88%          0.86%          0.87%
    Ratio of net investment
      income to average
      net assets  . . . . . . . .                           4.67%          5.13%           3.40%          2.63%          3.33%
    Ratio of expenses to
      average net assets**. . . .                           0.98%          0.93%             (a)            (a)            (a)
    Ratio of net investment
      income to average
      net assets**  . . . . . . .                           4.59%          5.10%             (a)            (a)            (a)

                                        Period Ended
                                        ------------
                                        November 30,
                                           1991*
                                        ------------
Net asset value, beginning
    of period . . . . . . . . . .         $ 1.0000
                                          --------
Income from investment
    operations:
    Net investment income . . . .           0.0181
    Net realized gains (losses)
      on securities . . . . . . .           0.0001
                                          --------
    Total income from
      investment operations . . .           0.0181
                                          --------
Less dividends and
    distributions:
    Dividends from net
    investment income . . . . . .          (0.0181)
    Distributions from net
      realized gains on
      securities  . . . . . . . .          (0.0000)
                                          --------
    Total dividends and
      distributions . . . . . . .          (0.0181)
                                          --------
Voluntary capital
    contribution  . . . . . . . .           0.0000
                                          --------
Net change in net
    asset value . . . . . . . . .           0.0000
                                          --------
Net asset value,
    end of period . . . . . . . .         $ 1.0000
                                          --------

Total return  . . . . . . . . . .             1.82%++
Ratios/supplemental data:
    Net assets, end
    of period (000s)  . . . . . .          $16,465
    Ratio of expenses
      to average net
      assets  . . . . . . . . . .             0.90%+
    Ratio of net investment
      income to average
      net assets  . . . . . . . .             4.80%+
    Ratio of expenses to
      average net assets**  . . .             0.91%+
    Ratio of net investment
      income to average
      net assets**  . . . . . . .             4.79%+

______________________

* For the period July 29, 1991 (initial offering date of Retail Shares) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a)  There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                              EMERALD TREASURY FUND

     Financial highlights for a Retail Share of the Treasury Fund outstanding throughout each of the periods indicated:


                                                                              Year Ended
                                        ---------------------------------------------------------------------------------------
                                        November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
                                           1997          1996(b)          1995           1994           1993           1992
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning
    of period . . . . . . . . . .                        $0.9996        $0.9999        $ 1.0000       $ 1.0000       $ 1.0000
                                                         -------        -------        --------       --------       --------
Income from investment
    operations:
    Net investment income . . . .                         0.0447         0.0498          0.0316         0.0241         0.0318
    Net realized gains (losses)
     on securities  . . . . . . .                        (0.0003)       (0.0003)        (0.0001)        0.0000         0.0000
                                                         -------        -------        --------       --------       --------
    Total income from
     investment operations  . . .                         0.0444         0.0495          0.0315         0.0241         0.0318
                                                         -------        -------        --------       --------       --------
Dividends from net investment
    income  . . . . . . . . . . .                        (0.0447)       (0.0498)        (0.0316)       (0.0241)       (0.0318)
                                                         -------        -------        --------       --------       --------
Net change in net asset value . .                        (0.0003)       (0.0003)        (0.0001)        0.0000         0.0000
                                                         -------        -------        --------       --------       --------
Net asset value, end of period. .                        $0.9993        $0.9996         $0.9999        $1.0000        $1.0000
                                                         -------        -------        --------       --------       --------
                                                         -------        -------        --------       --------       --------

Total return  . . . . . . . . . .                           4.56%          5.10%           3.21%          2.44%          3.23%
Ratios/supplemental data:
    Net assets, end of period (000s)                     $42,939        $49,047         $32,444        $21,362        $ 3,762
    Ratio of operating expenses
      to average net assets . . .                           0.90%          0.90%           0.90%          0.90%          0.88%
    Ratio of interest expense to
      average net assets  . . . .                           0.07%(c)       0.00%           0.00%          0.00%          0.00%
                                                         -------        -------        --------       --------       --------
    Ratio of total expenses to
      average net assets  . . . .                           0.97%          0.90%           0.90%          0.90%          0.88%
                                                         -------        -------        --------       --------       --------
                                                         -------        -------        --------       --------       --------
    Ratio of net investment income
      to average net assets . . .                           4.48%          4.98%           3.13%          2.42%          3.12%
    Ratio of operating expenses
      to average net assets** . .                           0.95%          1.04%           1.00%             (a)            (a)
    Ratio of interest expense to
      average net assets  . . . .                           0.07%(c)        0.00%          0.00%             (a)            (a)
                                                         -------        -------        --------       --------       --------
    Ratio of total expenses to
      average net assets**  . . .                           1.02%           1.04%          1.00%             (a)            (a)
                                                         -------        -------        --------       --------       --------
                                                         -------        -------        --------       --------       --------
    Ratio of net investment income
     to average net assets**. . .                           4.43%           4.84%          3.03%             (a)            (a)

                                        Period Ended
                                        ------------
                                        November 30,
                                           1991*
                                        ------------
Net asset value, beginning
    of period . . . . . . . . . .         $ 1.0000
                                          --------
Income from investment
    operations:
    Net investment income . . . .           0.0162
    Net realized gains (losses)
     on securities  . . . . . . .           0.0000
                                          --------
    Total income from
     investment operations  . . .           0.0162
                                          --------
Dividends from net investment
    income  . . . . . . . . . . .          (0.0162)
                                          --------
Net change in net asset value . .           0.0000
                                          --------
Net asset value, end of period. .          $1.0000
                                          --------
                                          --------

Total return  . . . . . . . . . .             1.63%++
Ratios/supplemental data:
  Net assets, end of period (000s)         $ 1,099
  Ratio of operating expenses
      to average net assets . . .             0.90%+
    Ratio of interest expense to
      average net assets  . . . .             0.00%
                                          --------
    Ratio of total expenses to
      average net assets  . . . .             0.90%
                                          --------
                                          --------
    Ratio of net investment income
      to average net assets . . .             4.34%+
    Ratio of operating expenses
      to average net assets** . .             0.91%+
    Ratio of interest expense to
      average net assets  . . . .             0.00%+
                                          --------
    Ratio of total expenses to
      average net assets**  . . .             0.91%+
                                          --------
                                          --------
    Ratio of net investment income
     to average net assets**. . .             4.33%+

______________________

* For the period July 29, 1991 (initial offering date of Retail Shares) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.
(c)  Represents interest expense on reverse repurchase agreements.

                             EMERALD TAX-EXEMPT FUND

     Financial highlights for a Retail Share of the Tax-Exempt Fund outstanding throughout each of the periods indicated:


                                                                              Year Ended
                                        ---------------------------------------------------------------------------------------
                                        November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
                                           1997          1996(a)          1995           1994           1993           1992***
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning
    of period . . . . . . . . . . . .                     $0.9996       $0.9999        $ 0.9999       $ 0.9998      $ 0.9998
                                                          -------       -------        --------       --------      --------
Income from investment
    operations:
    Net investment income . . . . . .                      0.0273        0.0305          0.0192         0.0164        0.0240
    Net realized and unrealized
      gains (losses) on securities. .                     (0.0000)      (0.0003)         0.0000         0.0001        0.0000
                                                          -------       -------        --------       --------      --------
    Total income from
      investment operations . . . . .                      0.0273        0.0302          0.0192         0.0165        0.0240
                                                          -------       -------        --------       --------      --------
    Dividends from net investment
      income  . . . . . . . . . . . .                     (0.0273)      (0.0305)        (0.0192)       (0.0164)      (0.0240)
                                                          -------       -------        --------       --------      --------
    Net change in net asset value . .                      0.0000       (0.0003)         0.0000         0.0001        0.0000
                                                          -------       -------        --------       --------      --------
    Net asset value, end of period. .                     $0.9996       $0.9996         $0.9999        $0.9999       $0.9998
                                                          -------       -------        --------       --------      --------
                                                          -------       -------        --------       --------      --------

Total return  . . . . . . . . . . . .                        2.76%         3.09%           1.94%          1.65%         2.43%
Ratios/supplemental data:
    Net assets, end
    of period (000s)  . . . . . . . .                     $47,145       $38,243         $38,123        $45,609       $16,477
    Ratio of expenses to average
      net assets  . . . . . . . . . .                        0.85%         0.90%           0.90%          0.90%         0.90%
    Ratio of net investment income
      to average net assets . . . . .                        2.71%         3.04%           1.90%          1.62%         2.21%
    Ratio of expenses to
      average net assets**  . . . . .                        0.99%         1.15%           1.02%          1.06%         1.07%
    Ratio of net investment income to
      average net assets**  . . . . .                        2.57%         2.79%           1.78%          1.46%         2.04%

                                        Period Ended
                                        ------------
                                        November 30,
                                           1991*
                                        ------------
Net asset value, beginning
    of period . . . . . . . . . . . .     $ 0.9998
                                          --------
Income from investment
    operations:
    Net investment income . . . . . .       0.0126
    Net realized and unrealized
      gains (losses) on securities. .       0.0000
                                          --------
    Total income from
      investment operations . . . . .       0.0126
                                          --------
    Dividends from net investment
      income  . . . . . . . . . . . .      (0.0126)
                                          --------
    Net change in net asset value           0.0000
                                          --------
    Net asset value, end of period. .      $0.9998
                                          --------
                                          --------

Total return  . . . . . . . . . . . .         0.96%++
Ratios/supplemental data:
    Net assets, end
    of period (000s)  . . . . . . . .      $ 1,155
    Ratio of expenses to average
      net assets  . . . . . . . . . .         0.87%+
    Ratio of net investment income
      to average net assets . . . . .         3.42%+
    Ratio of expenses to
      average net assets**  . . . . .         0.97%+
    Ratio of net investment income to
      average net assets**  . . . . .         3.32%+

______________________

* For the period July 29, 1991 (initial offering date of Retail Shares) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
*** Effective April 22, 1992, Wilmington Trust Company's wholly-owned subsidiary, Rodney Square Management Corporation, became the Fund's investment sub-adviser.
+    Annualized.
++   Not Annualized.
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.


                            *     *     *     *     *

(4) The section entitled "INVESTMENT PRINCIPLES AND POLICIES" on pages 21 through 37 of the Prospectus is modified as follows:

     Managed Bond Fund - Portfolio Maturity.

     The description of the Managed Bond Fund in the Prospectus is modified to provide that there are no minimum or maximum limitations regarding the dollar-weighted average portfolio maturity of the Managed Bond Fund. The Fund's average portfolio maturity will change from time to time, and may be longer or shorter than ten years in light of the Adviser's views of prevailing market and economic conditions.

     Managed Bond and Short-Term Fixed Income Funds - Investment in Preferred Stocks.

     The Managed Bond and Short-Term Fixed Income Funds can invest in both convertible and non-convertible preferred stocks that meet the investment criteria and policies stated in the Prospectus, and may have either a set maturity date or no maturity date.

     Florida Tax-Exempt Fund - Portfolio Maturity.

     The description of the Florida Tax-Exempt Fund in the Prospectus is modified to delete the following language: "The Adviser expects that under normal conditions the Fund will invest primarily in obligations that have remaining maturities of more than ten years". The Fund may invest, without limitation, in securities with maturities that are longer or shorter than ten years in light of the Adviser's view of prevailing market and economic conditions.

                            *     *     *     *     *

(5) The last two sentences of the section entitled "PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS -- Portfolio Turnover" on pages 35 and 36 of the Prospectus are deleted and replaced by the following:

During the last fiscal year, the annual portfolio turnover rates of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds were __%, __%, __%, __%, __%, __%, __%, __%, and __%, respectively.

                            *     *     *     *     *

(6) The first paragraph of the section entitled "INVESTING IN EMERALD FUNDS -Your Money Manager" on page 38 of the Prospectus is deleted and replaced with the following:

Barnett (also referred to as the "Adviser") serves as investment adviser for Emerald Funds. Barnett is an indirect wholly-owned subsidiary of NationsBank Corporation. Barnett is a corporation headquartered in Florida.

                            *     *     *     *     *

(7) The first bullet point of the second paragraph of the section entitled "The Business of the Funds - FUND MANAGEMENT" on page 52 of the Prospectus is deleted and replaced with the following:

- Marshall M. Criser, Chairman of the Board, is Of Counsel of the law firm of McGuire, Woods, Battle & Boothe LLP.

                            *     *     *     *     *

(8)  The second paragraph of the section entitled "The Business of the Funds
- FUND MANAGEMENT -- Adviser and Sub-Adviser" on page 52 of the Prospectus is deleted and replaced with the following:

     As of December 31, 1997 Barnett had approximately $_______ billion under active management. Barnett is an indirect wholly-owned subsidiary of NationsBank Corporation. Wilmington Trust Company, the parent organization of Rodney Square and a Delaware banking corporation, is in turn a wholly-owned subsidiary of Wilmington Trust Corporation, a registered bank holding company. Rodney Square provides management services to a number of mutual funds with total assets under management of $________________ as of December 31, 1997.
As of December 31, 1997, Brandes had approximately $_____ billion under management.

                            *     *     *     *     *

(9) The third sentence of the last paragraph of the section entitled "THE EMERALD FAMILY OF FUNDS", on page 51 of the Prospectus is deleted and replaced with the following:

     As of _____________, 1998, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds.

                            *     *     *     *     *

(10) The third paragraph of the section entitled "The Business of the Funds -FUND MANAGEMENT -- Adviser and Sub-Adviser" on pages 52 and 53 of the Prospectus is amended and supplemented as follows:

     As of June of 1997, Douglas Byrne has co-responsibility with Margaret L. Moore for the day-to-day management of the Florida Tax-Exempt Fund. Mr. Byrne joined the Adviser in 1987 and plays an integral role as part of the fixed income team. Mr. Byrne received his BS and MBA in Finance from Pacific Western University.

     As of June of 1997, Don W. Bryant, CFA, has co-responsibility with Martin E. LaPrade, CFA, for the day-to-day management of the Equity Value Fund. As of June of 1997, Mr. LaPrade has responsibility for the day-to-day management of the Small Capitalization Fund, as a co-manager until January of this year and as sole manager thereafter. As of June of 1997, Jeffery A. Greenert has responsibility for the day-to-day management of the U.S. Government Securities Fund, as a co-manager until January of this year and as sole manager thereafter.

     As of June of 1997, David Furfine has co-responsibility with Jeffery A. Greenert for the day-to-day management of the Short-Term Fixed Income Fund. Mr. Furfine joined the Adviser in 1996 from Barnett Mortgage Company. Prior to joining Barnett Mortgage Company in 1995, Mr. Furfine managed the hedging and trading desk for Prudential Home Mortgage. He received his BS in Economics from the Wharton School at the University of Pennsylvania. Mr. Furfine has 13 years of investment experience.

     As of January of this year, Jack A. Ablin, CFA, has responsibility for the day-to-day management of the Managed Bond Fund. Mr. Ablin joined Barnett in 1997 and plays the lead role on the fixed income investment team. Prior to joining Barnett he was Head of Fixed Income at Bank of Boston. He received his undergraduate degree in Mathematics from Vassar and his MBA in Finance from Boston University. Mr. Ablin holds membership in the Association for Investment Management and Research. He has 16 years of investment experience.

                            *     *     *     *     *

(11) The third paragraph of the section entitled "The Business of the Funds -FUND MANAGEMENT -- Expenses" on page 54 of the Prospectus is deleted and replaced with the following:

     For the fiscal year ended November 30, 1997, Barnett received fees, after waivers, at the effective annual rates of .___%, .___%, .___%, .___%,
 .___%, .___%, .___%, .___%, .___%, .___%, .___%, and .___% of the average daily net assets of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, Managed Bond, U.S. Government Securities, Florida Tax-Exempt, Prime, Treasury and Tax-Exempt Funds, respectively. All the funds that Barnett received for the Tax-Exempt Fund were paid to the Sub-Adviser pursuant to the fee arrangement described above.

(12) (a) The last sentence of the fourth paragraph of the section entitled "The Business of the Funds -- TAX IMPLICATIONS - Federal Taxes" on pages 54 and 55 of the Prospectus is deleted and replaced with the following:

     In addition, corporations will need to take into account all exempt-interest dividends paid by the two Tax-Exempt Funds in determining certain adjustments for the federal alternative minimum tax.

     (b) The fifth paragraph of the section entitled "The Business of the Funds -- TAX IMPLICATIONS -- Federal Taxes" on pages 54 and 55 of the Prospectus is deleted and replaced with the following:

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the assets the sale of which generated the capital gains. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

                            *     *     *     *     *

(13) The following table replaces the table in the section entitled "The Business of the Funds -- MEASURING PERFORMANCE -- Other Performance Information - Equity, Small Capitalization, Managed Bond and Short Term Fixed Income Funds Only" on pages 57 and 58 of the Prospectus:

                                   Average Annual Total Return
                              For The Periods Ended November 30,
                                             1997
                         --------------------------------------------
                         1 Year      3 Years     5 Years     10 Years

Equity Fund(1)                 _____%    _____%    _____%    _____%

Small Capitalization
  Fund(2)                      _____%    _____%    _____%    _____%

Managed Bond
  Fund(3)                      _____%    _____%    _____%    _____%

Short-Term Fixed
  Income Fund(4)               _____%    _____%    _____%    _____%

(1) The above information for the periods prior to inception of the Equity Fund (6/28/91) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.49% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Equity Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(2) The above information for the periods prior to inception of a Small Capitalization Fund (1/4/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 1.54% of average daily net assets, which was the expected expense ratio of shares of the Small Capitalization Fund (Retail Shares) at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Small Capitalization Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund for the period January 4, 1994 to March 1, 1994 and of Retail Shares of the Fund thereafter. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(3) The above information for the periods prior to inception of the Managed Bond Fund (4/11/94) is the annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.67% of average daily net assets, which was the expected expense ratio of Retail Shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Managed Bond Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(4) The above information for the periods prior to inception of the Short-Term Fixed Income Fund (4/11/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.68% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Short-Term Fixed Income Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

                            *     *     *     *     *

(14) (a) The first sentence of the first paragraph of the section entitled " The Business of the Funds -- MEASURING PERFORMANCE -- Other Performance Information - International Equity Fund Only" on pages 58 and 59 of the Prospectus is deleted and replaced with the following:

     For the one year period ending December 31, 1997 and the period from commencement of operations (December 27, 1995) through December 31, 1997, the average annual total returns for Retail Shares of the International Equity Fund were ____% and ____%, respectively.

     (b) The following table replaces the table in the third paragraph of the section entitled "Other Performance Information - International Equity Fund Only" on pages 58 and 59 of the Prospectus:

                                     For Periods ended December 31, 1997
                                     -----------------------------------
                                                                           Since
                            One Year    Three Years    Five Years    Inception (7/1/90)
                            --------    -----------    ----------    ------------------
Annualized Total Return*      ____%        ____%          ____%             ____%
MSCI EAFE**                   ____%        ____%          ____%             ____%

* The net annual returns presented above for the Brandes' composite were calculated on a time-weighted and asset-weighted total return basis, including investment of all dividends and interest on a cash basis realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, any applicable foreign withholding taxes and custodial fees, without provision for federal and state income taxes, if any. Brandes' composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning 7/1/90, other than wrap fee accounts. The weighted-average management fee during the period from 7/1/90 through 12/31/97 was ____% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance returns. Starting with calendar year 1992 through calendar year 1996, the net annual total returns for the Brandes International Equity composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1997 is not completed as of the date of this prospectus. Copies of the auditors' reports and a complete list and description of Brandes' composites are available on request by calling the Distributor at 800/637-3759. The results for individual accounts and for different periods may vary. Investors should not rely on prior performance results as a reliable indication of future results.

** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.

                            *     *     *     *     *

                               TABLE OF CONTENTS

                                                                         Page
                                                                       ---------

HIGHLIGHTS...........................................................          3

SUMMARY OF EXPENSES..................................................          5
  Expenses...........................................................          5
  Financial Highlights...............................................          9

INVESTMENT PRINCIPLES AND POLICIES...................................         21

PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS...................         27

INVESTING IN EMERALD FUNDS...........................................         38
  Your Money Manager.................................................         38
  Getting Your Investment Started....................................         38
  If You Have Questions..............................................         39
  Other Service Providers............................................         40
  How To Buy Shares..................................................         41
    Opening and Adding to Your Emerald Fund Account..................         41
    Explanation of Sales Price.......................................         44
  How To Sell Shares.................................................         44
  Transaction Rules..................................................         46

YOUR EMERALD FUND ACCOUNT............................................         48
  Shareholder Services...............................................         48
  Dividends And Distributions........................................         49
  Distribution and Service Arrangements..............................         50
  The Emerald Family Of Funds........................................         51

THE BUSINESS OF THE FUNDS............................................         52
  Fund Management....................................................         52
  Tax Implications...................................................         54
  Measuring Performance..............................................         56

                            IF YOU HAVE QUESTIONS
                                 800/637-3759
                              8:00 AM - 5:00 PM

For information regarding the Emerald Funds or for assistance with an existing
                            Emerald Fund account.

  If you are investing in the Emerald Funds through an account with Barnett
                       Investments, Inc., please speak
directly with your assigned registered representative, or contact 800/535-6579 for assistance with your account.

                                     [LOGO]
April 1, 1997

-------------------------------------------------------------------------------------------------------------------------------
      EMERALD FUND                                 GOAL                                      FOR INVESTORS WHO WANT
EQUITY                    Long-term capital appreciation through investments      Capital appreciation over the long term and
                          primarily in high quality common stocks                 are willing to accept the relative risks
                                                                                  associated with equity investments
-------------------------------------------------------------------------------------------------------------------------------

EQUITY VALUE              Long-term capital appreciation through investments      Long-term capital appreciation and are
                          primarily in common and preferred stock and debt        willing to accept the relative risks
                          securities convertible into common stock                associated with investments in undervalued
                                                                                  stocks
-------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY      Long-term capital appreciation through investments      Capital appreciation over the long-term and
                          primarily in equity securities of foreign issuers       are willing to accept the relative risks
                                                                                  associated with foreign investments
-------------------------------------------------------------------------------------------------------------------------------
SMALL                     Long-term capital appreciation                          Long-term rewards that may exceed those
CAPITALIZATION                                                                    provided by a fund investing in larger, more
                                                                                  established companies and are willing to
                                                                                  accept the relative risks of smaller
                                                                                  companies
-------------------------------------------------------------------------------------------------------------------------------
BALANCED                  Attractive investment return through a combination of   Asset allocation among equity securities,
                          growth of capital and current income                    fixed income securities and cash equivalents
                                                                                  in light of prevailing market and economic
                                                                                  conditions
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                Consistently positive current income with relative      Current income greater than normally
FIXED INCOME              stability of principal through investments in           available from a money market fund and less
                          investment grade securities and high quality money      principal volatility than normally associated
                          market instruments                                      with a long-term fund
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT           Consistent positive income through investments          Current income from U.S. Government
SECURITIES                principally in U.S. Government securities and           securities and can accept fluctuations in
                          repurchase agreements                                   price and yield
-------------------------------------------------------------------------------------------------------------------------------
MANAGED BOND              High level of current income and, secondarily, capital  Current income from corporate and government
                          appreciation                                            securities and can accept fluctuations in
                                                                                  price and yield
-------------------------------------------------------------------------------------------------------------------------------
FLORIDA                   High tax-free income and current liquidity and,         Current income from an investment that is
TAX-EXEMPT                secondarily, long- term capital appreciation            both free from regular federal income tax and
                                                                                  Florida intangibles tax and has the
                                                                                  possibility of some price appreciation
-------------------------------------------------------------------------------------------------------------------------------
PRIME                     High current income, liquidity and the preservation of  A flexible and convenient way to manage cash capital through investments in short-term money market  while earning money market returns instruments
-------------------------------------------------------------------------------------------------------------------------------
TREASURY                  High current income, liquidity and the preservation of  A way to earn money market returns with the
                          capital through investments in short-term U.S.          extra margin of safety associated with U.S.
                          Treasury obligations, as well as related repurchase     Treasury obligations
                          agreements
-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT                High current income free of federal income tax, with    A way to earn tax-free money market returns
                          liquidity and the preservation of capital through
                          investment in short-term municipal obligations
-------------------------------------------------------------------------------------------------------------------------------

This Prospectus describes concisely the information about the Funds that you should know before investing. PLEASE READ AND KEEP IT FOR FUTURE REFERENCE. More information about the Funds is contained in a Statement of Additional Information dated April 1, 1997 that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/637-3759, and is incorporated by reference into (considered a part of) the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Barnett Bank, N.A. or any of its affiliates ("Barnett Bank") and are not federally insured by, guaranteed by or obligations of, or otherwise supported by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency. While the Prime, Treasury and Tax-Exempt Funds will attempt to maintain their net asset value at $1.00 a share, there can be no assurance that these Funds will be able to do so on a continuous basis. Investment in the Funds involves investment risks, including the possible loss of principal. In addition, the dividends paid by a Fund will go up and down. Barnett Capital Advisors, Inc. serves as investment adviser to the Funds, is paid a fee for its services, and is not affiliated with Emerald Asset Management, Inc., the Funds' distributor.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 HIGHLIGHTS
------------------------------------------

Q. WHAT KINDS OF FUNDS ARE OFFERED BY EMERALD FUNDS?

A. Emerald Funds offers a choice of 12 different Funds, each with separate investment objectives and policies: the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds (the "Equity Funds"); the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds (the "Fixed Income Funds"); and the Prime, Treasury and Tax-Exempt Funds (the "Money Market Funds"). These Funds and their investment goals are outlined on page 1.

Q. WHO ADVISES EMERALD FUNDS?

A. Barnett Capital Advisors, Inc. ("Barnett"). Barnett is headquartered in Florida with approximately $10 billion under active management. Brandes Investment Partners, L.P. serves as sub-adviser to the Emerald International Equity Fund. A subsidiary of Wilmington Trust Company serves as sub-adviser to the Emerald Tax-Exempt Fund. See "The Business of the Funds."

Q. HOW CAN I PURCHASE SHARES?

A. Shares may be purchased through selected broker-dealers and financial institutions, including Barnett Investments, Inc. They may also be purchased directly through BISYS Fund Services, Inc. (the "Transfer Agent"). There is a $1,000 minimum initial investment, subject to lower minimums for certain investment programs. See "How to Buy Shares."

Q. CAN I EXCHANGE MY SHARES AFTER PURCHASE?

A. Retail Shares of one Emerald Fund may be exchanged for Retail Shares of another Emerald Fund.

Q. IS THERE A DIVIDEND REINVESTMENT PROGRAM?

A. You may choose to have dividends and capital gains automatically reinvested in additional shares of the same class of shares that you own, or dividends and capital gains may be paid in cash.

Q. WHEN ARE DIVIDENDS PAID?

A. Dividends from net investment income are declared daily and paid monthly for each of the Money Market and Fixed Income Funds. The Equity Fund, Equity Value Fund and Balanced Fund declare and pay dividends quarterly, and the Small Capitalization Fund and International Equity Fund declare and pay dividends annually. Capital gains are distributed at least annually by each Fund. See "Dividends and Distributions."

Q. HOW CAN I SELL MY SHARES?

A. If you buy shares directly through the Transfer Agent you may redeem (sell) your Emerald Fund shares by mail, phone or hand delivery as described under "How to Sell Shares." Emerald Funds also offers an automatic withdrawal program. If you buy shares through an account at Barnett Investments, Inc. or another financial institution, you may redeem shares in accordance with the instructions applicable to your account. See "How to Sell Shares."

Q. WHAT POTENTIAL REWARDS AND RISKS DOES MY INVESTMENT PRESENT?

A. Investing in Emerald Funds presents the potential rewards and risks common to securities investments. The Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds will invest in common stocks. Stocks have historically presented greater potential for capital appreciation than debt obligations, but do not provide the same protection of capital or assurance of income. In addition, each of these five Funds is permitted to invest in the stocks of smaller companies and in convertible securities rated below investment grade, which present greater potential price volatility, I.E., the price may go up or down.

The market value of debt obligations, which are a major part of the investments of several of the Emerald Funds, will also fluctuate and will normally rise when interest rates fall and vice versa. The value of some debt obligations (such as collateralized mortgage obligations, "stripped" securities, municipal leases and structured notes) may be more volatile than other types of instruments.

Several of the Funds invest in foreign securities that are considered attractive by Barnett, but may be subject to potential adverse political and governmental developments and changes in foreign currency exchange rates.

In seeking to achieve its investment objective, the Florida Tax-Exempt Fund concentrates its investments in Florida municipal obligations, and is classified as a non-diversified fund, which means its portfolio may be dependent upon the performance of a smaller number of securities than is the case with the other Funds, which are diversified.

The Funds may invest in options and futures, may lend their securities and enter into repurchase agreements and reverse repurchase agreements with banks and broker/dealers, and may make limited investments in illiquid securities.

Each Fund's adviser or sub-adviser will evaluate the rewards and risks presented by all securities purchased by the Fund, and will determine, in connection with the management of the Fund, how these securities will be used in furtherance of the Fund's investment objectives. It is possible, however, that these evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will incur loss. For further information, see "Investment Principles and Policies."

--------------------------------------------------------------------------------
 SUMMARY OF EXPENSES
------------------------------

EXPENSES

Shareholder Transaction Expenses are charges you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the shareholder transaction expenses and operating expenses for the Funds' Retail Shares. Examples based on this information are also provided.

                                                                                               Small
                                                                    Equity     International Capitalization
                                                     Equity Fund  Value Fund   Equity Fund     Fund      Balanced Fund
                                                     -----------  -----------  -----------  -----------  -------------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Front End Sales Charge Imposed on Purchases......        None         None         None         None          None
  Sales Charge Imposed on Reinvested Dividends.....        None         None         None         None          None
  Deferred Sales Charge............................        None         None         None         None          None
  Redemption Fee...................................        None         None         None         None          None
  Exchange Fee.....................................        None         None         None         None          None

ANNUAL FUND OPERATING EXPENSES
  AFTER EXPENSE REIMBURSEMENTS
  (as a percentage of average net assets):
  Advisory Fees....................................       0.60%        0.60%        1.00%        1.00%         0.60%
  12b-1 Fees.......................................       0.25%        0.25%        0.25%        0.25%         0.25%
  All Other Expenses (After Expense
    Reimbursements)................................       0.48%        0.75%        0.65%        0.55%         0.52%
                                                     -----------  -----------  -----------  -----------       ------
  Total Fund Operating Expenses
    (After Expense Reimbursements)(1)..............       1.33%        1.60%        1.90%        1.80%         1.37%
                                                     -----------  -----------  -----------  -----------       ------
                                                     -----------  -----------  -----------  -----------       ------

------------
(1) See footnote (1) on page 7.

                                                                           Short-Term
                                                                              Fixed       U.S. Government    Managed
                                                                           Income Fund    Securities Fund   Bond Fund
                                                                         ---------------  ---------------  -----------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Front End Sales Charge Imposed on Purchases..........................          None             None           None
  Sales Charge Imposed on Reinvested Dividends.........................          None             None           None
  Deferred Sales Charge................................................          None             None           None
  Redemption Fee.......................................................          None             None           None
  Exchange Fee.........................................................          None             None           None

ANNUAL FUND OPERATING EXPENSES
  AFTER EXPENSE REIMBURSEMENTS
  (as a percentage of average net assets):
  Advisory Fees........................................................         0.40%            0.40%          0.40%
  12b-1 Fees...........................................................         0.25%            0.25%          0.25%
  All Other Expenses (After Expense Reimbursements)....................         0.45%            0.50%          0.45%
                                                                               ------           ------     -----------
  Total Fund Operating Expenses
    (After Expense Reimbursements)(1)..................................         1.10%            1.15%          1.10%
                                                                               ------           ------     -----------
                                                                               ------           ------     -----------

------------
(1) See footnote (1) on page 7.

                                                               Florida
                                                           Tax-Exempt Fund  Prime Fund   Treasury Fund  Tax-Exempt Fund
                                                           ---------------  -----------  -------------  ---------------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Front End Sales Charge Imposed on Purchases............          None           None          None            None
  Sales Charge Imposed on Reinvested Dividends...........          None           None          None            None
  Deferred Sales Charge..................................          None           None          None            None
  Redemption Fee.........................................          None           None          None            None
  Exchange Fee...........................................          None           None          None            None

ANNUAL FUND OPERATING EXPENSES
  AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS
  (as a percentage of average net assets):
  Advisory Fees (After Fee Waivers)(1)...................         0.40%          0.22%         0.24%           0.15%
  12b-1 Fees.............................................         0.25%          0.25%         0.25%           0.25%
  All Other Expenses (After Expense Reimbursements)......         0.30%          0.48%         0.46%           0.48%
                                                                 ------     -----------       ------          ------
  Total Fund Operating Expenses
    (After Fee Waivers and Expense Reimbursements)(1)....         0.95%          0.95%         0.95%(2)        0.88%
                                                                 ------     -----------       ------          ------
                                                                 ------     -----------       ------          ------

------------
(1) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Funds have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year.

    Without fee waivers by the Adviser, investment management fees as a percentage of net assets would be 0.25% for each of the Prime, Treasury and Tax-Exempt Funds. Absent these waivers and other expense reimbursements, the total operating expenses for the Retail Shares of the Equity Value, International Equity, Short-Term Fixed Income, Managed Bond, Florida Tax-Exempt, Prime, Treasury and Tax-Exempt Funds would be 30.02%, 4.20%, 1.44%, 2.30%, 1.12%, .98%, .97%, and .98%, respectively.

    The Adviser may waive its fee and/or reimburse expenses of the Funds from time to time. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

(2) See "Financial Highlights" below for information about the additional interest expense of 0.07% paid by the Treasury Fund on reverse repurchase agreements during the last fiscal year.

EXAMPLE: Let's say, hypothetically, that the annual return on the Retail Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                                        1              3              5              10
                                                                    YEAR AFTER    YEARS AFTER    YEARS AFTER    YEARS AFTER
                                                                     PURCHASE       PURCHASE       PURCHASE       PURCHASE
                                                                   ------------   ------------   ------------   ------------
Equity Fund......................................................      $14            $42            $ 73           $160
Equity Value Fund................................................      $16            $50            $ 87           $190
International Equity Fund........................................      $19            $60            $103           $222
Small Capitalization Fund........................................      $18            $57            $ 97           $212
Balanced Fund....................................................      $14            $43            $ 75           $165
Short-Term Fixed Income Fund.....................................      $11            $35            $ 61           $134
U.S. Government Securities Fund..................................      $12            $37            $ 63           $140
Managed Bond Fund................................................      $11            $35            $ 61           $134
Florida Tax-Exempt Fund..........................................      $10            $30            $ 53           $117
Prime Fund.......................................................      $10            $30            $ 53           $117
Treasury Fund....................................................      $10            $30            $ 53           $117
Tax-Exempt Fund..................................................      $ 9            $28            $ 49           $108

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, THE FUNDS' INDEPENDENT ACCOUNTANTS FOR THE FISCAL PERIODS SHOWN, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR EACH OF THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1996, ARE INCORPORATED BY REFERENCE INTO THE STATEMENTS OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/637-3759). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.

                              EMERALD EQUITY FUND

Financial highlights for a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:

                                                                 Year Ended
                                    ---------------------------------------------------------------------  Period Ended
                                    November 30,   November 30,   November 30,    November     November    November 30,
                                     1996(b)(d)        1995           1994        30, 1993     30, 1992        1991*
                                    -------------  -------------  -------------  -----------  -----------  -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................    $   14.62      $   10.86      $   11.82     $   11.97    $   10.24     $   10.00
                                    -------------  -------------  -------------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)....        (0.01)          0.02           0.08          0.15         0.16          0.12
  Net realized and unrealized gain
    (loss) on securities..........         3.01           3.76          (0.39)        (0.08)        1.73          0.24
                                    -------------  -------------  -------------  -----------  -----------  -------------
  Total income (loss) from
    investment operations.........         3.00           3.78          (0.31)         0.07         1.89          0.36
                                    -------------  -------------  -------------  -----------  -----------  -------------
Less dividends and distributions:
  Dividends from net investment
    income........................        (0.00)         (0.02)         (0.08)        (0.15)       (0.16)        (0.12)
  Distributions in excess of net
    investment income.............        (0.02)         (0.00)         (0.00)        (0.00)       (0.00)        (0.00)
  Distributions from net realized
    gains on securities...........        (1.29)         (0.00)         (0.57)        (0.07)       (0.00)        (0.00)
                                    -------------  -------------  -------------  -----------  -----------  -------------
  Total dividends and
    distributions.................        (1.31)         (0.02)         (0.65)        (0.22)       (0.16)        (0.12)
                                    -------------  -------------  -------------  -----------  -----------  -------------
Net change in net asset value.....        (1.69)          3.76          (0.96)        (0.15)        1.73          0.24
                                    -------------  -------------  -------------  -----------  -----------  -------------
NET ASSET VALUE, END OF PERIOD....    $   16.31      $   14.62      $   10.86     $   11.82    $   11.97     $   10.24
                                    -------------  -------------  -------------  -----------  -----------  -------------
                                    -------------  -------------  -------------  -----------  -----------  -------------
Total return......................        22.66%         34.82%         (2.91%)        0.58%       18.49%         3.54%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)........................    $  33,177      $  22,209      $  19,705     $ 138,642    $ 152,939     $  98,953
  Ratio of expenses to average net
    assets........................         1.27%          1.37%          1.07%         0.86%        0.76%         0.00%+
  Ratio of net investment income
    (loss) to average net
    assets........................        (0.08%)         0.15%          0.36%         1.22%        1.41%         2.64%+
  Ratio of expenses to average net
    assets**......................         1.28%              (a)        1.29%         1.21%        1.18%         1.22%+
  Ratio of net investment income
    (loss) to average net
    assets**......................        (0.09%)             (a)        0.13%         0.87%        0.99%         1.42%+
  Portfolio turnover..............           89%           104%           113%          102%          40%           13%
  Average commission rate
    paid(c).......................    $  0.0518             --             --            --           --            --

---------------
 * For the period June 28, 1991 (commencement of operations) through November 30, 1991.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) There were no waivers or reimbursements during the period.
(b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
(c) Represents the total dollar amount of commissions paid on portfolio transaction divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(d) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                           EMERALD EQUITY VALUE FUND

Financial highlights for a Retail Share of the Equity Value Fund outstanding throughout the period indicated:

                                          Period Ended
                                          November 30,
                                            1996*(b)
                                          ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $10.00
                                          ------------
Income from investment operations:
  Net investment income.................       0.27
  Net realized and unrealized gains on
    securities..........................       2.18
                                          ------------
  Total income from investment
    operations..........................       2.45
                                          ------------
Less dividends and distributions:
  Dividends from net investment
    income..............................      (0.27)
                                          ------------
Net change in net asset value...........       2.18
                                          ------------
NET ASSET VALUE, END OF PERIOD..........     $12.18
                                          ------------
                                          ------------
Total return............................      24.84%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)......     $   23
  Ratio of expenses to average net
    assets..............................       0.00%+
  Ratio of net investment income to
    average net assets..................       3.01%+
  Ratio of expenses to average net
    assets**............................     277.68%+
  Ratio of net investment loss to
    average net assets**................    (274.67%)+
  Portfolio turnover....................         19%
  Average commission rate paid(a).......     $0.0791

------------
 * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                       EMERALD INTERNATIONAL EQUITY FUND

Financial highlights for a Retail Share of the International Equity Fund outstanding throughout the period indicated:

                                                                                                      Period
                                                                                                       Ended
                                                                                                     November
                                                                                                        30,
                                                                                                     1996*(b)
                                                                                                    -----------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................................   $   10.00
                                                                                                    -----------
Income from investment operations:
  Net investment income...........................................................................        0.04
  Net realized and unrealized gains on securities.................................................        1.31
                                                                                                    -----------
  Total income from investment operations.........................................................        1.35
                                                                                                    -----------
Less dividends and distributions:
  Dividends from net investment income............................................................       (0.04)
  Distributions in excess of net investment income................................................       (0.02)
                                                                                                    -----------
  Total dividends and distributions...............................................................       (0.06)
                                                                                                    -----------
Net change in net asset value.....................................................................       (1.29)
                                                                                                    -----------
NET ASSET VALUE, END OF PERIOD....................................................................   $   11.29
                                                                                                    -----------
                                                                                                    -----------
Total return......................................................................................       13.54%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................................   $     115
  Ratio of expenses to average net assets.........................................................        0.00%+
  Ratio of net investment income to average net assets............................................        1.83%+
  Ratio of expenses to average net assets**.......................................................       57.40%+
  Ratio of net investment loss to average net assets**............................................      (55.57%)+
  Portfolio turnover..............................................................................          50%
  Average commission rate paid(a).................................................................   $  0.0463

------------
 * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser, and effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's sub-investment adviser.

                       EMERALD SMALL CAPITALIZATION FUND

Financial highlights for a Retail Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:

                                                                   Year Ended
                                                                    November     Year Ended    Period Ended
                                                                       30,      November 30,   November 30,
                                                                   1996(a)(c)       1995           1994*
                                                                   -----------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................   $   12.77     $    9.66      $   10.49
                                                                   -----------       ------         ------
Income from investment operations:
  Net investment loss............................................       (0.11)        (0.04)         (0.04)
  Net realized and unrealized gains (losses) on securities.......        1.77          3.15          (0.79)
                                                                   -----------       ------         ------
  Total income (loss) from investment operations.................        1.66          3.11          (0.83)
                                                                   -----------       ------         ------
Distribution from net realized gains on securities...............       (1.00)        (0.00)         (0.00)
                                                                   -----------       ------         ------
Net change in net asset value....................................        0.66          3.11          (0.83)
                                                                   -----------       ------         ------
NET ASSET VALUE, END OF PERIOD...................................   $   13.43     $   12.77      $    9.66
                                                                   -----------       ------         ------
                                                                   -----------       ------         ------
Total return.....................................................       13.83%        32.19%         (7.91%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...............................   $   9,490     $   2,657      $   1,583
  Ratio of expenses to average net assets........................        1.59%         1.54%          1.54%+
  Ratio of net investment loss to average net assets.............       (1.02%)       (0.81%)        (0.67%)+
  Ratio of expenses to average net assets**......................        1.70%         2.43%          2.50%+
  Ratio of net investment loss to average net assets**...........       (1.13%)       (1.70%)        (1.63%)+
  Portfolio turnover.............................................         356%          229%           118%
  Average commission rate paid(b)................................   $  0.0420            --             --

------------
 * For the period March 1, 1994 (initial offering date of Retail Class Shares) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                             EMERALD BALANCED FUND

Financial highlights for a Retail Share of the Balanced Fund outstanding throughout each of the periods indicated:

                                                                      Year Ended   Year Ended
                                                                       November     November    Period Ended
                                                                          30,          30,      November 30,
                                                                      1996(a)(c)      1995          1994*
                                                                      -----------  -----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD................................   $   12.02    $    9.72     $   10.00
                                                                      -----------  -----------       ------
Income from investment operations:
  Net investment income.............................................        0.30         0.30          0.24
  Net realized and unrealized gains (losses) on securities..........        1.36         2.30         (0.28)
                                                                      -----------  -----------       ------
  Total income (loss) from investment operations....................        1.66         2.60         (0.04)
                                                                      -----------  -----------       ------
Less dividends and distributions:
  Dividends from net investment income..............................       (0.31)       (0.30)        (0.22)
  Distributions in excess of net investment income..................       (0.00)       (0.00)        (0.02)
  Distributions from net realized gains on securities...............       (0.22)       (0.00)        (0.00)
                                                                      -----------  -----------       ------
  Total dividends and distributions.................................       (0.53)       (0.30)        (0.24)
                                                                      -----------  -----------       ------
Net change in net asset value.......................................        1.13         2.30         (0.28)
                                                                      -----------  -----------       ------
NET ASSET VALUE, END OF PERIOD......................................   $   13.15    $   12.02     $    9.72
                                                                      -----------  -----------       ------
                                                                      -----------  -----------       ------
Total return........................................................       14.23%       27.45%        (0.40%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..................................   $   5,592    $   1,082     $     543
  Ratio of expenses to average net assets...........................        1.06%        0.72%         0.68%+
  Ratio of net investment income to average net assets..............        2.02%        3.14%         3.70%+
  Ratio of expenses to average net assets**.........................        1.35%        4.20%         2.50%+
  Ratio of net investment income (loss) to average net assets**.....        1.73%       (0.34%)        1.88%+
  Portfolio turnover................................................         106%          87%           33%
  Average commission rate paid(b)...................................   $  0.0466           --            --

------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                      EMERALD SHORT-TERM FIXED INCOME FUND

Financial highlights for a Retail Share of the Short-Term Fixed Income Fund outstanding throughout each of the periods indicated:

                                                                     Year Ended     Year Ended    Period Ended
                                                                    November 30,   November 30,   November 30,
                                                                     1996(a)(b)        1995           1994*
                                                                    -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................    $   10.14      $    9.74      $   10.00
                                                                         ------         ------         ------
Income from investment operations:
  Net investment income...........................................         0.55           0.57           0.32
  Net unrealized gains (losses) on securities.....................        (0.04)          0.40          (0.26)
                                                                         ------         ------         ------
  Total income (loss) from investment operations..................        (0.51)          0.97           0.06
                                                                         ------         ------         ------
Less dividends and distributions:
  Dividends from net investment income............................        (0.55)         (0.57)         (0.32)
  Dividends from net realized gains on securities.................        (0.03)         (0.00)         (0.00)
                                                                         ------         ------         ------
  Total dividends and distributions...............................        (0.58)         (0.57)         (0.32)
                                                                         ------         ------         ------
Net change in net asset value.....................................        (0.07)          0.40          (0.26)
                                                                         ------         ------         ------
NET ASSET VALUE, END OF PERIOD....................................    $   10.07      $   10.14      $    9.74
                                                                         ------         ------         ------
                                                                         ------         ------         ------
Total return......................................................         5.23%         10.25%          0.65%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................    $     985      $     343      $     223
  Ratio of expenses to average net assets.........................         0.80%          0.71%          0.67%+
  Ratio of net investment income to average net assets............         5.17%          5.72%          5.20%+
  Ratio of expenses to average net assets**.......................         2.33%          9.10%          2.50%+
  Ratio of net investment income (loss) to average net assets**...         3.64%         (2.67%)         3.36%+
  Portfolio turnover..............................................          138%            33%             0%

------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                    EMERALD U.S. GOVERNMENT SECURITIES FUND

Financial highlights for a Retail Share of the U.S. Government Securities Fund outstanding throughout each of the periods indicated:

                                                                    Year Ended
                                      -----------------------------------------------------------------------
                                                                                    November                   Period Ended
                                      November 30,   November 30,   November 30,       30,      November 30,   November 30,
                                       1996(b)(c)        1995           1994          1993          1992           1991*
                                      -------------  -------------  -------------  -----------  -------------  -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $   10.39      $    9.72      $   10.79     $   10.52     $   10.46      $   10.00
Income from investment operations:
  Net investment income.............         0.61           0.64           0.58          0.66          0.77           0.27
  Net realized and unrealized gains
    (losses) on securities..........        (0.09)          0.67          (0.94)         0.41          0.12           0.46
                                      -------------  -------------  -------------  -----------  -------------  -------------
  Total income (loss) from
    investment operations...........         0.52           1.31          (0.36)         1.07          0.89           0.73
                                      -------------  -------------  -------------  -----------  -------------  -------------
Less dividends and distributions:
  Dividends from net investment
    income..........................        (0.61)         (0.64)         (0.58)        (0.66)        (0.77)         (0.27)
  Distributions in excess of net
    investment income...............        (0.00)         (0.00)         (0.01)        (0.00)        (0.00)         (0.00)
  Distributions from net realized
    gains on securities.............        (0.00)         (0.00)         (0.10)        (0.14)        (0.06)         (0.00)
  Distributions in excess of net
    realized gains..................        (0.00)         (0.00)         (0.02)        (0.00)        (0.00)         (0.00)
                                      -------------  -------------  -------------  -----------  -------------  -------------
  Total dividends and
    distributions...................        (0.61)         (0.64)         (0.71)        (0.80)        (0.83)         (0.27)
                                      -------------  -------------  -------------  -----------  -------------  -------------
Net change in net asset value.......        (0.09)          0.67          (1.07)         0.27          0.06           0.46
                                      -------------  -------------  -------------  -----------  -------------  -------------
NET ASSET VALUE, END OF PERIOD......    $   10.30      $   10.39      $    9.72     $   10.79     $   10.52      $   10.46
                                      -------------  -------------  -------------  -----------  -------------  -------------
                                      -------------  -------------  -------------  -----------  -------------  -------------
Total return........................         5.24%         13.85%         (3.45%)       10.40%         8.79%          7.34%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)..........................    $  22,631      $  26,912      $  30,855     $ 145,328     $  94,006      $  34,693
  Ratio of expenses to average net
    assets..........................         1.09%          1.27%          0.98%         0.64%         0.28%          0.00%+
  Ratio of net investment income to
    average net assets..............         5.88%          7.02%          5.68%         5.91%         7.18%          7.88%+
  Ratio of expenses to average net
    assets**........................         1.14%              (a)        1.09%         1.06%         0.99%          1.47%+
  Ratio of net investment income to
    average net assets**............         5.83%              (a)        5.57%         5.49%         6.42%          6.41%+
  Portfolio turnover................           53%            89%           133%           72%           50%            34%

---------------
 * For the period July 31, 1991 (commencement of operations) through November 30, 1991.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) There were no waivers or reimbursements during the period.
(b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                           EMERALD MANAGED BOND FUND

Financial highlights for a Retail Share of the Managed Bond Fund outstanding throughout each of the periods indicated:

                                                                               Year Ended
                                                                      ----------------------------  Period Ended
                                                                      November 30,   November 30,   November 30,
                                                                       1996(a)(b)        1995           1994*
                                                                      -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD................................    $   10.59      $    9.54      $   10.00
                                                                           ------         ------         ------
Income from investment operations:
  Net investment income.............................................         0.61           0.66           0.43
  Net realized and unrealized gains (losses) on securities..........        (0.06)          1.05          (0.46)
                                                                           ------         ------         ------
  Total income (loss) from investment operations....................         0.55           1.71          (0.03)
                                                                           ------         ------         ------
Less dividends and distributions:
  Dividends from net investment income..............................        (0.61)         (0.66)         (0.41)
  Distributions in excess of net investment income..................        (0.00)         (0.00)         (0.02)
  Distributions from net realized gains on securities...............        (0.12)         (0.00)         (0.00)
                                                                           ------         ------         ------
  Total dividends and distributions.................................        (0.73)         (0.66)         (0.43)
                                                                           ------         ------         ------
Net change in net asset value.......................................        (0.18)          1.05          (0.46)
                                                                           ------         ------         ------
NET ASSET VALUE, END OF PERIOD......................................    $   10.41      $   10.59      $    9.54
                                                                           ------         ------         ------
                                                                           ------         ------         ------
Total return........................................................         5.51%         18.47%         (0.35)%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..................................    $   1,697      $     820      $     609
  Ratio of expenses to average net assets...........................         0.91%          0.71%          0.65%+
  Ratio of net investment income to average net assets..............         5.35%          6.49%          6.29%+
  Ratio of expenses to average net assets**.........................         1.59%          3.17%          2.50%+
  Ratio of net investment income to average net assets**............         4.67%          4.03%          4.44%+
  Portfolio turnover................................................           97%            92%            83%

------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                        EMERALD FLORIDA TAX-EXEMPT FUND

Financial highlights for a Retail Share of the Florida Tax-Exempt Fund outstanding throughout each of the periods indicated:

                                                                    Year Ended
                                        -------------------------------------------------------------------
                                                                       November     November     November    Period Ended
                                        November 30,   November 30,       30,          30,          30,      November 30,
                                         1996(b)(c)        1995          1994         1993         1992          1991*
                                        -------------  -------------  -----------  -----------  -----------  -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...............................    $   11.09      $    9.87     $   11.33    $   10.55    $   10.14     $   10.00
                                        -------------  -------------  -----------  -----------  -----------  -------------
Income from investment operations:
  Net investment income...............         0.53           0.54          0.53         0.61         0.68          0.21
  Net realized and unrealized gains
    (loss) on securities..............        (0.03)          1.22         (1.37)        0.78         0.45          0.14
                                        -------------  -------------  -----------  -----------  -----------  -------------
  Total income (loss) from investment
    operations........................         0.50           1.76         (0.84)        1.39         1.13          0.35
                                        -------------  -------------  -----------  -----------  -----------  -------------
Less dividends and distributions:
  Dividends from net investment
    income............................        (0.53)         (0.54)        (0.53)       (0.61)       (0.68)        (0.21)
  Distributions from net realized
    gains on securities...............        (0.00)         (0.00)        (0.09)       (0.00)       (0.04)        (0.00)
                                        -------------  -------------  -----------  -----------  -----------  -------------
  Total dividends and distributions...        (0.53)         (0.54)        (0.62)       (0.61)       (0.72)        (0.21)
                                        -------------  -------------  -----------  -----------  -----------  -------------
Net change in net asset value.........        (0.03)          1.22         (1.46)        0.78         0.41          0.14
                                        -------------  -------------  -----------  -----------  -----------  -------------
NET ASSET VALUE, END OF PERIOD........    $   11.06      $   11.09     $    9.87    $   11.33    $   10.55     $   10.14
                                        -------------  -------------  -----------  -----------  -----------  -------------
                                        -------------  -------------  -----------  -----------  -----------  -------------
Total return..........................         4.69%         18.17%        (7.75%)      13.37%       11.51%         3.49%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....    $  87,452      $  94,017     $ 109,426    $ 207,764    $ 106,946     $  10,589
  Ratio of expenses to average net
    assets............................         0.92%          1.07%         0.96%        0.65%        0.25%         0.00%+
  Ratio of net investment income to
    average net assets................         4.73%          5.08%         4.96%        5.32%        6.39%         6.40%+
  Ratio of expenses to average net
    assets**..........................         1.06%              (a)       1.04%        1.00%        1.21%         3.42%+
  Ratio of net investment income to
    average net assets**..............         4.59%              (a)       4.88%        4.97%        5.43%         2.98%+
  Portfolio turnover..................          152%            89%           89%          48%         105%           45%

---------------
 * For the period August 1, 1991 (commencement of operations) through November 30, 1991.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) There were no waivers or reimbursements during the period.
(b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                               EMERALD PRIME FUND

Financial highlights for a Retail Share of the Prime Fund outstanding throughout each of the periods indicated:

                                                                          Year Ended
                                           ------------------------------------------------------------------------   Period Ended
                                           November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
                                             1996(b)          1995           1994           1993           1992          1991*
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $ 1.0002       $ 1.0000       $ 0.9999       $ 1.0001       $1.0000        $1.0000
                                           ------------   ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income..................      0.0469         0.0515         0.0339         0.0266        0.0356         0.0181
  Net realized gains (losses) on
    securities...........................      0.0000         0.0002        (0.0028)       (0.0001)       0.0001         0.0001
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Total income from investment
    operations...........................      0.0469         0.0517         0.0311         0.0265        0.0357         0.0181
                                           ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income...     (0.0469)       (0.0515)       (0.0339)       (0.0266)      (0.0356)       (0.0181)
  Distributions from net realized gains
    on securities........................     (0.0002)       (0.0000)       (0.0000)       (0.0001)      (0.0000)       (0.0000)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Total dividends and distributions......     (0.0471)       (0.0515)       (0.0339)       (0.0267)      (0.0356)       (0.0181)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Voluntary capital contribution...........      0.0000         0.0000         0.0029         0.0000        0.0000         0.0000
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net change in net asset value............     (0.0002)        0.0002         0.0001        (0.0002)       0.0001         0.0000
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD...........    $ 1.0000       $ 1.0002       $ 1.0000       $ 0.9999       $1.0001        $1.0000
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           ------------   ------------   ------------   ------------   ------------   ------------
Total return.............................        4.81%          5.27%          3.44%          2.70%         3.62%          1.82%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).......    $557,093       $444,928       $208,714       $181,155       $96,730        $16,465
  Ratio of expenses to average net
    assets...............................        0.90%          0.90%          0.88%          0.86%         0.87%          0.90%+
  Ratio of net investment income to
    average net assets...................        4.67%          5.13%          3.40%          2.63%         3.33%          4.80%+
  Ratio of expenses to average net
    assets**.............................        0.98%          0.93%              (a)            (a)           (a)        0.91%+
  Ratio of net investment income to
    average net assets**.................        4.59%          5.10%              (a)            (a)           (a)        4.79%+

---------------
 * For the period July 29, 1991 (initial offering date of Retail Shares) through November 30, 1991.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                             EMERALD TREASURY FUND

Financial highlights for a Retail Share of the Treasury Fund outstanding throughout each of the periods indicated:

                                                                         Year Ended
                                          ------------------------------------------------------------------------   Period Ended
                                          November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
                                            1996(b)          1995           1994           1993           1992          1991*
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $0.9996        $0.9999        $1.0000        $1.0000         $1.0000        $1.0000
                                          ------------   ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income.................     0.0447         0.0498         0.0316         0.0241         0.0318         0.0162
  Net realized gains (losses) on
    securities..........................    (0.0003)       (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Total income from investment
    operations..........................     0.0444         0.0495         0.0315         0.0241         0.0318         0.0162
                                          ------------   ------------   ------------   ------------   ------------   ------------
Dividends from net investment income....    (0.0447)       (0.0498)       (0.0316)       (0.0241)       (0.0318)       (0.0162)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net change in net asset value...........    (0.0003)       (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..........    $0.9993        $0.9996        $0.9999        $1.0000         $1.0000        $1.0000
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total return............................       4.56%          5.10%          3.21%          2.44%          3.23%          1.63%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)......    $42,939        $49,047        $32,444        $21,362         $3,762         $1,099
  Ratio of operating expenses to average
    net assets..........................       0.90%          0.90%          0.90%          0.90%          0.88%          0.90%+
  Ratio of interest expense to average
    net assets..........................       0.07%(c)       0.00%          0.00%          0.00%          0.00%          0.00%
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Ratio of total expenses to average net
    assets..............................       0.97%          0.90%          0.90%          0.90%          0.88%          0.90%
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Ratio of net investment income to
    average net assets..................       4.48%          4.98%          3.13%          2.42%          3.12%          4.34%+
  Ratio of operating expenses to average
    net assets**........................       0.95%          1.04%          1.00%              (a)            (a)        0.91%+
  Ratio of interest expense to average
    net assets..........................       0.07%(c)       0.00%          0.00%              (a)            (a)        0.00%+
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Ratio of total expenses to average net
    assets**............................       1.02%          1.04%          1.00%              (a)            (a)        0.91%+
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Ratio of net investment income to
    average net assets**................       4.43%          4.84%          3.03%              (a)            (a)        4.33%+

---------------
 * For the period July 29, 1991 (initial offering date of Retail Shares) through November 30, 1991.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not Annualized.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.
(c) Represents interest expense on reverse repurchase agreements.

                            EMERALD TAX-EXEMPT FUND

Financial highlights for a Retail Share of the Tax-Exempt Fund outstanding throughout each of the periods indicated:

                                                                  Year Ended                               Period
                                        ---------------------------------------------------------------     Ended
                                         November     November     November     November     November     November
                                            30,          30,          30,          30,          30,          30,
                                          1996(a)       1995         1994         1993        1992***       1991*
                                        -----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD...............................   $  0.9996    $  0.9999    $  0.9999    $  0.9998    $  0.9998    $  0.9998
                                        -----------  -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income...............      0.0273       0.0305       0.0192       0.0164       0.0240       0.0126
  Net realized and unrealized gains
    (losses) on securities............     (0.0000)     (0.0003)      0.0000       0.0001       0.0000       0.0000
                                        -----------  -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations........................      0.0273       0.0302       0.0192       0.0165       0.0240       0.0126
                                        -----------  -----------  -----------  -----------  -----------  -----------
  Dividends from net investment
    income............................     (0.0273)     (0.0305)     (0.0192)     (0.0164)     (0.0240)     (0.0126)
                                        -----------  -----------  -----------  -----------  -----------  -----------
Net change in net asset value.........      0.0000      (0.0003)      0.0000       0.0001       0.0000       0.0000
                                        -----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD........   $  0.9996    $  0.9996    $  0.9999    $  0.9999    $  0.9998    $  0.9998
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------
Total return..........................        2.76%        3.09%        1.94%        1.65%        2.43%        0.96%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....   $  47,145    $  38,243    $  38,123    $  45,609    $  16,477    $   1,155
  Ratio of expenses to average net
    assets............................        0.85%        0.90%        0.90%        0.90%        0.90%        0.87%+
  Ratio of net investment income to
    average net assets................        2.71%        3.04%        1.90%        1.62%        2.21%        3.42%+
  Ratio of expenses to average net
    assets**..........................        0.99%        1.15%        1.02%        1.06%        1.07%        0.97%+
  Ratio of net investment income to
    average net assets**..............        2.57%        2.79%        1.78%        1.46%        2.04%        3.32%+

---------------
  * For the period July 29, 1991 (initial offering date of Retail Shares) through November 30, 1991.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
*** Effective April 22, 1992, Wilmington Trust Company's wholly-owned subsidiary, Rodney Square Management Corporation, became the Fund's investment sub-adviser.
  + Annualized.
 ++ Not Annualized.
 (a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

--------------------------------------------------------------------------------
 INVESTMENT PRINCIPLES AND POLICIES
-----------------------

The Funds' investment adviser (the "Adviser") and, with respect to the International Equity Fund and the Tax-Exempt Fund, the Fund's sub-adviser (the "Sub-Advisers") use a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Adviser and Sub-Advisers will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program.

-------------------------------
 EQUITY FUND
                                THE INVESTMENT OBJECTIVE OF THE EQUITY FUND IS TO SEEK LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMMON STOCKS. THE FUND
SEEKS AS A SECONDARY OBJECTIVE POTENTIAL INCOME GROWTH THROUGH ITS INVESTMENTS. The Fund invests primarily in high quality equity securities selected on the basis of fundamental investment value and growth prospects that the Adviser believes exceed those of the general economy. The Fund also seeks to be well diversified across many economic sectors. The Fund may also invest up to 25% of its assets in the types of equity securities permissible for the Small Capitalization Fund. In making investment decisions, the Adviser assesses factors such as trading liquidity, financial condition, earnings stability, reasonable market valuation and profitability.

THE EQUITY FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES, with the remainder of its assets in cash or cash equivalents (however, the Fund may invest in cash equivalents without limit for temporary defensive purposes). "Equity securities" are either common stock or preferred stock and debt instruments convertible into common stock. Convertible securities acquired by the Fund may be considered speculative. The Fund intends, however, to invest only in convertible securities of issuers with proven earnings and/or credit, and not more than 15% of the Fund's total assets will be invested in convertible securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of purchase. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) In managing the Fund, the Adviser generally seeks securities of larger companies with market capitalizations exceeding $5 billion at the time of purchase. "Cash equivalents" include commercial paper, certificates of deposit, repurchase agreements, variable or floating rate notes, bankers' acceptances, U.S. Government obligations and money market mutual fund shares. Additionally, the Fund may invest, through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), up to 25% of the value of its total assets in securities of foreign issuers, and may acquire warrants and similar rights giving the Fund the right (but not the obligation) to buy shares of a company at a given price during a certain period. The Fund may also write covered call options.

-------------------------------
 EQUITY VALUE FUND
                                THE INVESTMENT OBJECTIVE OF THE EQUITY VALUE
                                FUND IS TO SEEK LONG-TERM CAPITAL APPRECIATION. ANY INCOME IS INCIDENTAL TO THIS OBJECTIVE. THE
FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN COMMON STOCK, PREFERRED STOCK (INCLUDING CONVERTIBLE PREFERRED STOCK) AND DEBT OBLIGATIONS CONVERTIBLE INTO COMMON STOCK THAT THE ADVISER BELIEVES TO BE UNDERVALUED. The Fund also seeks to be well diversified across many economic sectors.

Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of these companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold other types of securities in such proportions as, in the opinion of the Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable stock or convertible debt securities are unavailable. The Fund may also invest up to 25% of its total assets in foreign securities either directly or indirectly through ADRs, EDRs and GDRs and may write covered call options.

-------------------------------
 INTERNATIONAL EQUITY FUND
                                THE INTERNATIONAL EQUITY FUND'S INVESTMENT
                                OBJECTIVE IS TO SEEK LONG-TERM CAPITAL
                                APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS
INVESTMENT OBJECTIVE BY INVESTING AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF FOREIGN ISSUERS, INCLUDING EMERGING MARKETS COUNTRIES. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.

THE FUND MAY INVEST IN SECURITIES OF ISSUERS LOCATED IN A VARIETY OF DIFFERENT FOREIGN REGIONS AND COUNTRIES, including, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, Slovak Republic, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, The United Kingdom, Venezuela and the countries that comprise the former Soviet Union. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country, except that no more than 20% of the Fund's total assets may be invested in all emerging markets countries. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more widely diversified among issuers in different countries. Investments in emerging markets countries may not be as liquid as those in developed countries and pose greater risks.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

The Sub-Adviser to the International Equity Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book SECURITY ANALYSIS. Using this philosophy, the Sub-Adviser views stocks as small pieces of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Sub-Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

In analyzing a company's true long-term value, the Sub-Adviser uses sources of information such as company reports, filings with the Securities and Exchange Commission, computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is substantially lower than the indicated intrinsic value, the stock may be purchased.

The Fund may invest in securities issued in certain countries that are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund's policies regarding investments in other investment companies are described under "Portfolio Instruments, Practices and Related Risks." In addition, the Fund may invest in securities of foreign issues in the form of ADRs, EDRs or GDRs also as described under "Portfolio Instruments, Practices and Related Risks."

During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested without limitation in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term instruments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.

Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry.

-------------------------------
 SMALL CAPITALIZATION FUND
                                THE INVESTMENT OBJECTIVE OF THE SMALL
                                CAPITALIZATION FUND IS TO PROVIDE LONG-TERM
                                CAPITAL APPRECIATION. THE FUND PURSUES ITS
OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES SUCH AS COMMON STOCKS AND INSTRUMENTS CONVERTIBLE OR EXCHANGEABLE INTO COMMON STOCKS.

Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the Standard & Poor's 500-Registered Trademark-Composite Stock Price Index ("S&P 500").

The market capitalization of the issuers of securities purchased by the Fund will normally be between $50 million and $2 billion at the time of purchase. In managing the Fund, the Adviser seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of small capitalization companies. In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. The Fund also retains the ability to invest up to 25% of the value of its total assets in foreign securities by utilizing ADRs, EDRs and GDRs, and may acquire convertible securities, warrants and similar rights.

-------------------------------
 BALANCED FUND
                                THE INVESTMENT OBJECTIVE OF THE BALANCED FUND IS TO PROVIDE AN ATTRACTIVE INVESTMENT RETURN THROUGH A COMBINATION OF GROWTH OF CAPITAL AND
CURRENT INCOME. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY ALLOCATING ASSETS AMONG THREE MAJOR ASSET GROUPS: EQUITY SECURITIES, FIXED-INCOME SECURITIES AND CASH EQUIVALENTS. In pursuing its investment objective, the Adviser will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities (including cash equivalents) and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the Adviser's judgment as to general market and economic conditions, yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 25% of its total assets will be invested in fixed income securities (including cash equivalents and long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).

The Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, mortgage securities, senior debt securities, preferred stocks and common stocks in such proportions and of such type as are deemed by the Adviser to be best adapted to the current economic and market outlook. The Adviser has incorporated several considerations into its asset allocation decision-making process, including its outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by these variables and their expected change over time. Therefore, the Adviser will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its holdings of fixed-income and cash equivalent holdings.

The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. These short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Other types of fixed income securities the Fund may purchase include collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States.

Equity securities purchased by the Balanced Fund will be limited to the types that are permissible for the Equity and Small Capitalization Funds. Non-convertible debt obligations will be limited to the types that are permissible investments for the Managed Bond Fund. Convertible securities, foreign securities and other instruments will be acquired in accordance with the limitations described under "Portfolio Investments, Practices and Related Risks."

The Fund may also invest, through ADRs, EDRs and GDRs, up to 25% of the value of its total assets in securities of foreign issuers, and may invest in warrants and similar rights.

-------------------------------
 SHORT-TERM FIXED INCOME FUND
 AND MANAGED BOND FUND
                                The Short-Term Fixed Income and Managed Bond
                                Funds offer two alternatives for participating in the fixed income securities markets. The average weighted maturity of the Short-Term Fixed Income Fund is shorter than that of the
Managed Bond Fund. Both Funds are subject to the same quality requirements.

THE INVESTMENT OBJECTIVE OF THE SHORT-TERM FIXED INCOME FUND IS TO SEEK CONSISTENTLY POSITIVE CURRENT INCOME WITH RELATIVE STABILITY OF PRINCIPAL BY INVESTING IN INVESTMENT GRADE SECURITIES AND HIGH QUALITY MONEY MARKET INSTRUMENTS. THE INVESTMENT OBJECTIVE OF THE MANAGED BOND FUND IS TO SEEK A HIGH LEVEL OF CURRENT INCOME AND, SECONDARILY, CAPITAL APPRECIATION. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Short-Term Fixed Income Fund will not exceed three years and the average weighted maturity of the Managed Bond Fund will be ten years or more.

Each Fund invests substantially all of its assets in debt obligations such as bonds, debentures and cash equivalents, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign, state and local governments and their political subdivisions, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. The Funds will purchase only those securities which are considered to be investment grade or better by at least one NRSRO or, if unrated, of comparable quality. In addition, during normal market conditions at least 65% of each Fund's total assets will be invested in debt obligations rated "A" or better by at least one NRSRO (or unrated obligations determined to be of comparable quality). Obligations rated in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

Most obligations acquired by the Funds will be issued by companies or governmental entities located within the U.S. Up to 35% of the total assets of each Fund may, however, be invested in U.S. dollar-denominated debt obligations of foreign issuers.

In acquiring particular portfolio securities, the Adviser will consider, among other things, historical yield relationships between corporate and government securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Adviser's analysis of these and other factors, a Fund's holdings in issuers in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices.

Due to its short-term average weighted maturity, the Short-Term Fixed Income Fund may generally acquire high-quality cash equivalents and repurchase agreements of the types described below under "Portfolio Instruments, Practices and Related Risks" without limitation. Normally at least 65% of the Managed Bond Fund's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Managed Bond Fund may, however, invest without limitation in short-term investments to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.

The Funds may also invest in obligations convertible into common stocks, and may acquire common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold. For a further description of each Fund's policies with respect to convertible securities, foreign securities and other investments see "Portfolio Instruments, Practices and Related Risks."

-------------------------------
 U.S. GOVERNMENT
 SECURITIES FUND
                                THE INVESTMENT OBJECTIVE OF THE U.S. GOVERNMENT SECURITIES FUND IS TO SEEK CONSISTENTLY POSITIVE INCOME BY INVESTING PRINCIPALLY IN U.S. GOVERNMENT SECURITIES AND REPURCHASE AGREEMENTS
COLLATERALIZED BY SUCH SECURITIES. THE FUND WILL ALWAYS INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN SUCH INSTRUMENTS UNDER NORMAL MARKET CONDITIONS. There is no minimum or maximum maturity for securities held, although the Fund expects that (except during temporary defensive periods or unusual market conditions) its dollar-weighted average portfolio maturity will be between five and ten years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally obligated to do so. The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely to changes in the direction of interest rates.

-------------------------------
 FLORIDA TAX-EXEMPT FUND
                                THE PRIMARY INVESTMENT OBJECTIVE OF THE FLORIDA TAX-EXEMPT FUND IS TO SEEK TO PROVIDE HIGH TAX-FREE INCOME AND CURRENT LIQUIDITY. THE
POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION IS CONSIDERED TO BE A SECONDARY OBJECTIVE. IN SEEKING TO ATTAIN ITS OBJECTIVE, THE FUND INVESTS ITS ASSETS PRIMARILY IN MUNICIPAL OBLIGATIONS THAT ARE RATED INVESTMENT GRADE OR ABOVE BY ONE OR MORE NRSROS AT THE TIME OF PURCHASE. The Fund may also acquire tax-exempt commercial paper, municipal notes and tax-exempt variable rate demand obligations that are rated in the highest rating category by an NRSRO. Obligations purchased by the Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. Although obligations rated BBB or Baa (the lowest ratings permitted for the Fund) are considered to be investment grade, they have speculative characteristics and are subject to more credit and market risk than securities with higher ratings. If a portfolio security ceases to be rated investment grade by at least one NRSRO, the security will be sold in an orderly manner as quickly as possible.

The Adviser hopes to use market opportunities (caused by things such as temporary differences between the yields on securities) to achieve a better performance than what might be obtained by investing in an unmanaged portfolio of municipal securities. The Florida Tax-Exempt Fund will invest at least 80% of its net assets in securities the interest on which is exempt from regular federal income tax, except during defensive periods or periods of unusual market conditions. In addition, under normal conditions the Fund will invest at least 65% of its net assets in securities issued by the state of Florida and its municipalities, counties and other taxing districts, as well as in other securities exempt from the Florida intangibles tax. Under normal market conditions the Fund may invest up to 20% of its net assets in taxable instruments, including certain so-called private activity bonds which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax. From time to time the Fund may hold cash reserves that do not earn income. Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal conditions the Fund will invest primarily in obligations that have remaining maturities of more than ten years.

-------------------------------
 PRIME FUND, TREASURY FUND
 AND TAX-EXEMPT FUND
                                THE INVESTMENT OBJECTIVE OF BOTH THE PRIME AND TREASURY FUND IS TO SEEK TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LIQUIDITY, THE PRESERVATION OF CAPITAL AND A STABLE NET ASSET VALUE. THE PRIME FUND PURSUES ITS OBJECTIVE BY
INVESTING IN A BROAD RANGE OF SHORT-TERM GOVERNMENT, BANK AND CORPORATE OBLIGATIONS. THE TREASURY FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN OBLIGATIONS THAT
THE U.S. TREASURY HAS ISSUED OR TO WHICH THE U.S. TREASURY HAS PLEDGED ITS FULL FAITH AND CREDIT TO GUARANTEE THE PAYMENT OF PRINCIPAL AND INTEREST. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Treasury or any of its agencies. U.S. Treasury obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of those agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury. It is the Treasury Fund's policy that under normal conditions it will invest 65% or more of its total assets in U.S. Treasury obligations and repurchase agreements for which such obligations serve as collateral.

THE INVESTMENT OBJECTIVE OF THE TAX-EXEMPT FUND IS TO SEEK TO PROVIDE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH LIQUIDITY, THE PRESERVATION OF CAPITAL AND A STABLE NET ASSET VALUE. THE FUND INVESTS IN HIGH QUALITY DEBT OBLIGATIONS OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES AND THE DISTRICT OF COLUMBIA, AND OF THEIR AGENCIES, AUTHORITIES, INSTRUMENTALITIES AND POLITICAL SUB-DIVISIONS ("MUNICIPAL OBLIGATIONS"). UNDER NORMAL CIRCUMSTANCES THE FUND INVESTS 80% OR MORE OF ITS NET ASSETS IN THESE MUNICIPAL OBLIGATIONS.The Fund may also invest up to 20% of its net assets in municipal obligations subject to the federal alternative minimum tax. Otherwise the Fund will not knowingly purchase securities the interest on which is subject to federal tax. Cash may temporarily be held uninvested (and thus not earn income) if market or economic conditions are unfavorable.

Each of these Funds (the "Money Market Funds") invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of each Fund may not exceed ninety days. In accordance with the current rules of the Securities and Exchange Commission, the Prime Fund intends to limit its purchases in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days and securities subject to certain unconditional demand features are subject to different diversification requirements. Emerald Funds intends to use its best efforts to maintain the net asset value of the Money Market Funds at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis.

Instruments acquired by the Money Market Funds will be "First Tier Securities." The term "First Tier Securities" has a technical definition given by the Securities and Exchange Commission, but such term generally refers to securities that the Adviser (or Sub-Adviser) has determined present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more NRSROs. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser (or Sub-Adviser). A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.

--------------------------------------------------------------------------------
 PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS
------

- FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Although the International Equity Fund will invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with the U.S. dollar exchange rates, as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies, and emerging markets countries with respect to the International Equity Fund. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Some emerging markets countries may also have failed in the past to recognize private property rights and may have at times nationalized or expropriated the assets at private companies. Therefore, the risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

Emerging markets are the capital markets of any country which, in the opinion of the Sub-Adviser, is generally considered to be a developing country by the international financial community. Currently, with respect to the International Equity Fund, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela, and countries that comprise the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the International Equity Fund may expand and diversify further the emerging markets countries in which it invests. As stated above, no more than 20% of the International Equity Fund's total assets may be invested in all emerging markets countries.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

In addition, foreign securities markets typically have substantially less volume than U.S. markets, and the securities in these markets can be less liquid and present greater risk of loss than the securities of comparable

U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in foreign countries also could cause the International Equity Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some countries, which may result in the International Equity Fund incurring additional costs and delays in the transportation and custody of such securities.

- AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS. The INTERNATIONAL EQUITY FUND may invest up to 100% of its total assets and the EQUITY, EQUITY VALUE, SMALL CAPITALIZATION and BALANCED FUNDS may invest up to 25% of their total assets in ADRs , EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs and GDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs are generally designed for use in foreign exchanges and over-the-counter markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

- U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. The TREASURY FUND may invest in U.S. Treasury obligations as described above. Each of the other FUNDS, except the TAX-EXEMPT FUND, may also invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities or in money market instruments, including bank obligations and commercial paper. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law. Some of these securities may have a variable or floating interest rate.

- ASSET-BACKED SECURITIES. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may invest in asset-backed securities (i.e., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each of these Funds, as well as the U.S. GOVERNMENT SECURITIES FUND, may invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The average life of an asset-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, maturities may be a maximum of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio (except the Prime Fund), the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit, or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

- MUNICIPAL OBLIGATIONS. The FLORIDA TAX-EXEMPT and TAX-EXEMPT FUNDS will invest primarily in municipal obligations. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may also invest in municipal obligations. These securities may be advantageous for these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by these Funds, other than the two Tax-Exempt Funds, that come from interest on municipal obligations will be taxable to shareholders.

The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligations to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser (or the Sub-Adviser for the Tax-Exempt Fund), under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors of the instruments. Emerald Funds, the Adviser and the Sub-Adviser rely on these opinions and do not intend to review the basis for them.

Municipal obligations purchased by the Balanced, Short-Term Fixed Income, Managed Bond, Prime and the two Tax-Exempt Funds may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described above under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

- CORPORATE OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS, and, to a limited extent, the EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurodollar bonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates.

Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined to be of comparable quality.

- BANK OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS, and, to a limited extent, the EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase certificates of deposit ("CDs"), bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. These Funds may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of a Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) These Funds may also make interest-bearing savings deposits in amounts not exceeding 5% of their total assets.

- REPURCHASE AGREEMENTS. Each Fund, except the Florida Tax-Exempt and Tax-Exempt Funds (the "two Tax-Exempt Funds"), may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations.

- VARIABLE AND FLOATING RATE INSTRUMENTS. Each FUND may purchase variable and floating rate instruments. In the case of each Fund EXCEPT THE U.S. GOVERNMENT SECURITIES, TREASURY and the TWO TAX-EXEMPT FUNDS, these instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. For the PRIME FUND and TAX-EXEMPT FUND only, if rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Money Market Funds must permit a Fund to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

- STRIPPED SECURITIES. Each Fund, except the Tax-Exempt Fund, may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Treasury Fund's investments in these obligations will be limited to "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Treasury, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities Program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each Fund, except the Treasury Fund, may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

In addition, each Fund, except the Florida Tax-Exempt, Tax-Exempt and Treasury Funds, may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

Although stripped securities may not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

- BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and may also invest in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, a Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, a Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to a Fund's limitation on such investments as described below under "Managing Liquidity."

- PARTICIPATIONS AND TRUST RECEIPTS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

- WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objectives.

- INTEREST RATE SWAPS, FLOORS AND CAPS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may enter into interest rate swaps and purchase interest rate floors or caps in order to protect their net asset value from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Funds' investments are traded. A Fund would expect to enter into these hedging transactions primarily to preserve the return or spread of a particular investment or portion of its portfolio and to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive a floating rate of interest for another party's right to receive a fixed rate of interest. The excess, if any, of a Fund's obligations over what it is owed with respect to each interest rate swap will be accrued on a daily basis and cash or other liquid high grade debt securities having an aggregate net asset value equal to such accrued excess will be maintained by a Fund's custodian in a separate account.

The purchase of an interest rate floor by a Fund would entitle it, to the extent a specified index fell below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the floor. The purchase of an interest rate cap by a Fund would entitle it, to the extent that a specified index exceeded a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the cap. A Fund will only enter into an interest rate swap, floor or cap transaction if the unsecured commercial paper, senior debt, or claims paying ability of the other party to the transaction is rated either in the top rating category for short-term debt or "A" or its equivalent for long-term debt by an NRSRO.

- STAND-BY COMMITMENTS. The TWO TAX-EXEMPT FUNDS may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Funds, and not for trading purposes.

- OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. As examples, the Equity and Balanced Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a correlation to the performance of the S&P 500. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.

Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds currently intend to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of their total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of their total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.

- BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund, EXCEPT THE TWO TAX-EXEMPT FUNDS, may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When the Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price the Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. In addition, a Fund may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the possible risks that the interest income earned on the investment of the proceeds will be less than the interest expense, that the market value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes and that the securities may not be returned to the Fund. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

- SECURITIES LENDING. EACH FUND, EXCEPT THE TWO TAX-EXEMPT FUNDS, may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33% of its total assets. Securities loans will be fully collateralized.

- MORTGAGE ROLLS. The BALANCED, SHORT-TERM FIXED INCOME, U.S. GOVERNMENT SECURITIES AND MANAGED BOND FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities, but it is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, cash or U.S. Government securities or other liquid high grade debt instruments in the amount of the future purchase commitment will be set apart for a Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of these Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.

- CONVERTIBLE SECURITIES. The EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY, SMALL CAPITALIZATION, BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. By investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

None of the assets of the Short-Term Fixed Income and Managed Bond Funds, and not more than 15% of the total assets of the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds, may be invested in convertible securities rated below investment grade at the time of purchase. Non-investment grade convertible securities must be rated "B" or higher by at least one NRSRO. Non-investment grade securities are commonly referred to as "junk" bonds and present a greater risk as to the timely repayment of the principal, interest and dividends. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the value and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly-traded market.

- OPTIONS. EACH EQUITY AND FIXED INCOME FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

- FUTURES AND RELATED OPTIONS. EACH EQUITY AND FIXED INCOME FUND may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

Each of these Funds may also purchase and sell call and put options on futures contracts. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, that Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

The International Equity Fund may engage in futures transactions on either a domestic or foreign exchange or board of trade. The other Funds will engage in futures transactions only on domestic exchanges or boards of trade.

More information regarding futures contracts and related options can be found in Appendix B attached to the Statement of Additional Information, which you can request by calling 800/637-3759.

- FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the INTERNATIONAL EQUITY FUND may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may, but is not required to, enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund may either enter into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts may be rolled over in a manner consistent with a more long-term currency decision. There is a risk of loss to the Fund if the other party does not complete the transaction.

The International Equity Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.

- MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICs, BICs, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Advisers in the case of the International Equity and Tax-Exempt Funds) has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A), are not subject to this limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

- PORTFOLIO TURNOVER. EACH FUND may sell a portfolio security shortly after it is purchased if it is believed such disposition is consistent with a Fund's objective. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "Tax Implications"). During the last fiscal year, the annual portfolio turnover rates of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds were 89%, 356%, 106%, 138%, 53%, 97% and 152%, respectively. The portfolio turnover rates for the Equity Value and International Equity Funds for the period from commencement of operations (December 27, 1995) through November 30, 1996 were 19% and 50%, respectively.

- OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Florida Tax-Exempt and Money Market Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect income from such securities but will be reflected in a Fund's net asset value.

In addition, the Florida Tax-Exempt, Balanced, Short-Term Fixed Income, Managed Bond, Tax-Exempt and Prime Funds may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

These Funds, with the exception of the TAX-EXEMPT and PRIME Funds, may also hold other derivative instruments, which may be in the form of participations, custodial receipts evidencing rights to receive a specific future interest payment, principal payment, or both, and bonds that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, to the extent that the market value of these instruments is leveraged, they may be more volatile than other types of obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist.

The Florida Tax-Exempt, Short-Term Fixed Income, Managed Bond and U.S. Government Securities Funds will normally maintain the average weighted maturities of their portfolios within specified ranges as previously described. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There is no assurance that the estimations used by the Funds for these instruments will, in fact, be accurate or that, if inaccurate, a Fund's average weighted maturity will remain within the specified limits.

Although the two Tax-Exempt Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their total assets in municipal obligations the interest on which comes solely from revenues of similar projects. Additionally, the Florida Tax-Exempt Fund will normally invest more than 25% of its net assets in municipal obligations the issuers of which are located in Florida, and may invest more than 25% of its net assets in industrial development bonds issued before August 7, 1986 that are not treated as a specific tax preference item under the federal alternative minimum tax.

When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. If Florida or any of its political subdivisions should suffer serious financial difficulties to the extent its ability to pay its obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Tax-Exempt Fund, could be adversely affected.

Payment on obligations held by a Fund may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted obligation.

While the other Funds are classified as "diversified," the Florida Tax-Exempt Fund has been set up as a "non-diversified" portfolio. The investment return of a non-diversified portfolio is typically dependent on the performance of a smaller number of securities than a diversified portfolio, and the change in value of one particular security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. Additionally, nondiversified portfolios may be more susceptible to economic, political and legal developments than a diversified portfolio with similar objectives.

FUNDAMENTAL LIMITATIONS

The Funds' investment objectives and policies discussed above are not fundamental and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have a different investment objective from the one it had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions).

2. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 50% of the Florida Tax-Exempt Fund's total assets, and up to 25% of the total assets of each other Fund, can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 50% or 25% exception.

3. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

4. Under normal market conditions the two Tax-Exempt Funds must invest at least 80% of their respective net assets in securities that provide interest exempt from regular federal income tax.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.
                            ------------------------

--------------------------------------------------------------------------------
 INVESTING IN EMERALD FUNDS
------------------------

YOUR MONEY MANAGER

BARNETT (ALSO REFERRED TO AS THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS. Barnett is a newly-organized, wholly-owned subsidiary of Barnett Bank, N.A., which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc. Barnett is a corporation headquartered in Florida. Barnett first began providing advisory services to mutual funds in 1996.

ENTRUSTED WITH APPROXIMATELY $10 BILLION UNDER ACTIVE MANAGEMENT, Barnett provides investment management services to individuals and institutions. As the investment adviser to Emerald Funds, Barnett employs investment professionals who are dedicated to managing money on a full-time basis. For the International Equity and Tax-Exempt Funds, Barnett has entered into sub-advisory agreements with Brandes Investment Partners, L.P. and a subsidiary of Wilmington Trust Company, respectively, to provide daily portfolio management for those Funds.

GETTING YOUR INVESTMENT STARTED

INVESTING IN EMERALD FUNDS IS QUICK AND CONVENIENT. EMERALD FUNDS MAY BE PURCHASED EITHER THROUGH THE ACCOUNT YOU MAINTAIN WITH A BROKER-DEALER OR CERTAIN OTHER INSTITUTIONS OR FROM EMERALD FUNDS DIRECTLY. Fund shares are distributed by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Barnett Banks Business Retirement Services clients may purchase Fund shares of the Equity, Small Capitalization, U.S. Government Securities and Prime Funds through their SEP-IRA accounts or other Qualified Retirement Plans and should consult with their employer and/or their Plan Administrator for additional information and instructions. Investors may establish a Business Retirement Services account by contacting a Barnett Banks branch office or by calling 800/562-2987 to request a Retirement Plan Kit.

You may choose to invest through an account at Barnett Investments, Inc. where a registered representative can advise you in selecting among the Emerald Funds. Whether you currently have a Barnett Investments Account or wish to open one, your Emerald Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with a registered representative of Barnett Investments, Inc. Call the Investment Services Center at 800/535-6579 to speak with a registered representative, or to arrange a consultation scheduled at your convenience.

Should you wish to establish an account directly with Emerald Funds, please refer to the purchase options described under "Opening and Adding to Your Emerald Fund Account."

Clients of Barnett Investments, Inc. and other institutions (such as broker-dealers) that have entered into agreements with the Distributor (referred to as "Service Organizations") may purchase shares through their accounts at their Service Organization and should contact the Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through Barnett Investments, Inc. or another Service Organization are effected only on days the particular institution and the Fund involved are open for business.

Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that Emerald Funds retains the right to reject any purchase order.

IF YOU HAVE QUESTIONS

An Emerald Funds telephone representative is happy to service your needs. Your needs are most efficiently addressed by calling the appropriate toll-free number listed below. (If you are investing in Emerald Funds through an account with Barnett Investments, Inc. or another Service Organization, you may choose to speak directly with your assigned registered representative or contact person.)
--------------------------------------------------------------------------------

CALL                         FOR INFORMATION
---------------------------  ------------------------------------------------------------------------------------
800/637-3759                 For information regarding the Emerald Funds or for assistance with an Existing
8:00 am to 5:00 pm           Emerald Fund account.
Eastern time

--------------------------------------------------------------------------------

You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

    Emerald Funds wants you to be kept current regarding the status of your account. To assist you, the following statements and reports will be sent to you:

CONFIRMATION            After every transaction (other than an E-Z Matic
STATEMENTS              transaction) that affects your account balance or your
                        account registration.

ACCOUNT STATEMENTS      Either monthly, quarterly or annually depending on the
                        Fund in which you invest or the type of account you own.

FINANCIAL REPORTS       Every six months. To eliminate unnecessary duplication,
                        only one copy of most Fund reports will be sent to
                        shareholders with the same mailing address even if you
                        have more than one account in the Fund. Duplicate copies
                        are available upon request by calling 800/637-3759.

OTHER SERVICE PROVIDERS

While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to some of the services these companies provide, as well as more information regarding investment advisory services, see "Fund Management."

                                 ADMINISTRATOR
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                                   ("BISYS")

BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.

                                    *  *  *

                                  DISTRIBUTOR
                         EMERALD ASSET MANAGEMENT, INC.

Emerald Asset Management, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor. Certain officers of Emerald Funds, namely Messrs. Blundin, Fanning, Martinez and Tuch, are also officers and/or directors of the Distributor.

                                    *  *  *

                                   CUSTODIAN
                              THE BANK OF NEW YORK

The Bank of New York is responsible for holding the investments that the Funds own.

                                    *  *  *

                                 TRANSFER AGENT
                           BISYS FUND SERVICES, INC.

BISYS Fund Services, Inc. is the Transfer Agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules."

                                MINIMUM INVESTMENT             SPECIAL MINIMUMS
                              To Open      Additional       To Open      Additional
                              Account      Investments      Account      Investments

                              $1,000          $100         $100(1);          --
Regular Account                                             $500(2)          $50
E-Z Matic Investment Plan      $500           $100            --           $50(2)
Periodic Investment Plan        $50            $50            --             --
IRAs and IRA Rollovers        $1,000       No Minimum         --             --
Non-Working Spousal IRA+       $250        No Minimum         --             --
401(k) Plans, Qualified     No Minimum     No Minimum         --             --
Retirement Plans and
SEP-IRAs

(1) If you make your investment through a qualified account at a Service Organization whose clients have made total investments of at least $1,000,000, you qualify for this $100 minimum purchase.
(2) Applies to employees of the Adviser and its affiliates.
 +  A regular IRA must be opened first.

OPENING AND ADDING TO YOUR
EMERALD FUND ACCOUNT

Direct investments in the Emerald Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have can be answered by calling 800/637-3759. As described above under "Getting Your Investment Started," you may also purchase Fund shares through Barnett Investments, Inc. or another Service Organization.

------------------------------------------------------------------------------------------------------------------
                                        TO OPEN AN ACCOUNT                       TO ADD TO AN ACCOUNT

  BY MAIL                    - Complete an Account Registration Form    - Make your check payable to the
                               and mail it along with a check payable     particular Fund in which you are
                               to the particular Fund you want to         investing and mail it to the address
                               invest in to: Emerald Funds, P.O. Box      at left
                               182697, Columbus, Ohio 43218-2697        - Please include your account number
                                                                          on your check
                                                                        - Or use the convenient form attached
                                                                          to your regular Fund statement

--------------------------------------------------------------------------------

  BY WIRE               - Before wiring Funds, please      - Before wiring Funds, please
                        call 800/637-3759 for complete     call 800/637-3759 for complete
                          wiring instructions                wiring instructions
                        - The wire should say that the     - Ask your bank to wire
                          purchase is to be in your name     immediately available funds
                        - The wire should say that you       as described at left, except
                        are opening a new Fund account       that the wire should note
                          (if an Account Registration        that it is to make a
                          Form is not received for a new     subsequent purchase rather
                          account within 30 days after       than to open a new account
                          the wire is received, dividends  - Include your Fund account
                          and redemption proceeds from       number
                          the account will be subject to
                          back-up withholding)
                        - Include your name, address and
                          taxpayer identification number,
                          and the name of the Fund in
                          which you are purchasing shares
                          (Equity and Fixed Income Fund
                          investors should also indicate
                          share class selection)
                        - Your bank may impose a charge
                        for this service

--------------------------------------------------------------------------------

  TELETRADE (PURCHASES  - TeleTrade transactions may not   - Call 800/637-3759 to make
  BY TELEPHONE          be used for initial purchases. If  your purchase
  TRANSFERRING MONEY      you want to make subsequent
  FROM YOUR CHECKING,     transactions via TeleTrade,
  NOW OR BANK MONEY       please select this service on
  MARKET ACCOUNT)         your Account Registration Form
                          or call 800/637-3759 to set up
                          the service

--------------------------------------------------------------------------------

  E-Z MATIC INVESTMENT  - You must first complete an       - You must first complete an
  (ALLOWS REGULAR       Account Registration Form and        Account Registration Form.
  INVESTMENT WITHOUT      select the E-Z Matic option        Call 800/637-3759 to find
  ONGOING PAPERWORK)    - Call 800/637-3759 for more         out how to set up this
                          information                        service
                                                           - Additional purchases will
                                                           then automatically be made as
                                                             directed by you

----------------------------------------------------------------------------------------------------
                                        TO OPEN AN ACCOUNT                       TO ADD TO AN ACCOUNT
  PERIODIC INVESTMENT PLAN   - You must first complete an               - You must first complete an Account
  (ALLOWS REGULAR              authorization letter for Periodic          Registration Form. Call 800/535-6579
  INVESTMENT THROUGH YOUR      Investment Plan and select an              to find out more about this service
  BARNETT INVESTMENTS          investment schedule and investment       - Additional purchases will then
  BROKERAGE ACCOUNT)           amount                                     automatically be made as directed by
                             - Contact your Barnett registered            you
                               representative or call 800/535-6579 for
                               more information

--------------------------------------------------------------------------------

  EXCHANGES AMONG       - You must sign up for this        - After the privilege is
  EMERALD FUNDS         privilege on the Account           established, you may exchange
                          Registration Form when you open    shares by calling
                          your account. To add this          800/637-3759
                          option to an existing account    - Exchanges can also be
                          call 800/637-3759                requested by sending written
                        - Exchanges can also be requested    instruction to Emerald
                        by sending written instructions      Funds, P.O. Box 182697,
                          to Emerald Funds, P.O. Box         Columbus, Ohio 43218-2697
                          182697, Columbus, Ohio           - Retail Shares may be
                          43218-2697                       exchanged for Retail Shares in
                        - Retail Shares may be exchanged     other Funds.
                        for Retail Shares in other Funds.

EXPLANATION OF SALES PRICE

The PUBLIC OFFERING PRICE for each class of shares is based upon net asset value per share. A class of shares in a Fund will calculate its NET ASSET VALUE PER SHARE by adding the value of a Fund's investments, cash and other assets attributed to the class, subtracting the Fund's liabilities attributed to that class, and then dividing the result by the number of shares in that class that are outstanding. The assets of the Equity and Fixed Income Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. All securities of the Money Market Funds are valued at amortized cost.

Foreign securities acquired by the International Equity as well as the other Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/637-3759.

Net asset value is computed at the times shown in this chart:

                             Money Market Funds
                      --------------------------------
Equity and Fixed         Prime and       Tax-Exempt
Income Funds:         Treasury Funds:       Fund:
--------------------  ---------------  ---------------

On all days the New    On the days Money Market Funds
York Stock Exchange     can be bought and sold (see
(the "Exchange") is             chart below)
open

At the close of           2 p.m.           12 noon
regular trading       (Eastern time)   (Eastern time)
hours on the
Exchange (currently
4 p.m. Eastern time)

 The Funds observe the holidays shown in this chart:

                                                Money
 Equity and Fixed                              Market
   Income Funds         Observed Holiday        Funds
-------------------  ----------------------  -----------
      Closed             New Year's Day        Closed
 Open for Business       Martin Luther         Closed
                         King, Jr. Day
      Closed            Presidents' Day        Closed
      Closed              Good Friday          Closed
      Closed              Memorial Day         Closed
      Closed            Independence Day       Closed
      Closed               Labor Day           Closed
 Open for Business        Columbus Day         Closed
 Open for Business        Veterans Day         Closed
      Closed            Thanksgiving Day       Closed
      Closed               Christmas           Closed

HOW TO SELL SHARES

YOU CAN ARRANGE TO GET MONEY OUT OF YOUR FUND ACCOUNT BY SELLING SOME OR ALL OF YOUR SHARES. THIS PROCESS IS KNOWN AS "REDEEMING" YOUR SHARES. If you purchased your shares through an account at Barnett Investments, Inc. or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares through an account at Barnett Investments, Inc. or another Service Organization and you, yourself, appear on Emerald Funds' books as the shareholder of record, you may redeem shares by mail or phone as described below; however, you must contact Barnett Investments, Inc. or your other Service Organization if you wish to redeem your shares by any other method. If you purchased your shares directly from Emerald Funds, you have the ability to redeem shares by any of the methods described below. Requests must be signed by you and by each other owner of the account (for joint accounts).

Emerald Funds imposes no charges when you redeem shares. When shares are purchased through Barnett Investments, Inc. or another Service Organization, however, a fee may be charged by those institutions for providing administrative services in connection with your investment.

                            HOW TO REDEEM SHARES          ADDITIONAL LIMITATIONS

--------------------------------------------------------------------------------
TELETRADE               - After you have signed up for    - Not available for shares for
(YOUR BANK ACCOUNT       TeleTrade privileges you may      which you have requested share
MUST BE A CHECKING,      sell your shares via phone by     certificates
NOW OR BANK MONEY        calling 800/637-3759              (Certificates for shares will
MARKET ACCOUNT)                                            not be issued to new
                                                           shareholders)
BY MAIL                 - Send a signed request (each     - Requests greater than $10,000
                         owner, including each joint       must be signature guaranteed
                         owner, must sign) to [name of    - Any stock certificates for
                         the particular Fund whose         shares being redeemed must be
                         shares you are selling], P.O.     included with your request,
                         Box 182697, Columbus, Ohio        endorsed for transfer and
                         43218-2697                        signature guaranteed
AUTOMATIC               - Withdrawals begin after you     - Your account must have a total
WITHDRAWAL (PERMITS      have signed up for this service   net asset value of at least
AUTOMATIC WITHDRAWAL    - Call 800-637-3759 for more       $5,000
OF PRE-ARRANGED          information                      - The transaction amount must be
AMOUNT)                                                    at least a $50 minimum
BY WIRE                 - After you have signed up for    - The Transfer Agent may act
                         wire redemption privileges on     upon such a request from any
                         the Account Registration Form,    person representing him or
                         you may instruct the Transfer     herself to be you and
                         Agent to wire your redemption     reasonably believed by the
                         proceeds to your bank account     Transfer Agent to be genuine
                         by sending a request in          - The transaction amount must be
                         writing, by phone                 a $1,000 minimum
                         (800/637-3759) or by telegraph   - This privilege may be subject
                                                           to limits regarding frequency
                                                           and overall amount

Redemption requests are processed when received in proper form by Emerald Funds at the net asset value per share next determined after such receipt.

TRANSACTION RULES

THE PURCHASE PROCEDURES that the Equity and Fixed Income Funds follow in processing your purchase order are somewhat different than the procedures followed by the Money Market Funds. The order-taking procedures used by the Equity and Fixed Income Funds also differ depending on whether you place your order directly with Emerald Funds or use Barnett Investments, Inc. or another Service Organization.

Also, the Equity and Fixed Income Funds may have different business days from those of the Money Market Funds. A "Business Day" for the Equity and Fixed Income Funds is any day on which the New York Stock Exchange (the "Exchange") is open for business, while for the Money Market Funds it is any day on which both the Exchange and the Funds' Custodian are open for business. Additionally, on days when the Exchange (and/or the Custodian for Money Market Funds) closes early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

IF YOU PLACE AN ORDER FOR AN EQUITY OR FIXED INCOME FUND without using Barnett Investments, Inc., Barnett Bank's Business Retirement Services or another Service Organization, your purchase order, if in proper form and accompanied by payment, will be processed upon receipt by Emerald Funds. An order in proper form will also be processed upon receipt by Emerald Funds where Barnett or another creditworthy financial institution undertakes to pay for the order in immediately available funds wired to Emerald Funds by the close of business the next Business Day. If Emerald Funds receives your order and, where required, payment by the close of regular trading (currently 4 p.m. Eastern time) on the Exchange, your shares will be purchased at the public offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the public offering price determined as of the close of regular trading on the next Business Day.

IF YOU PLACE AN ORDER FOR AN EQUITY OR FIXED INCOME FUND THROUGH BARNETT INVESTMENTS, INC. OR ANOTHER SERVICE ORGANIZATION, and you place your order in proper form before 4 p.m. (Eastern time) on any Business Day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4 p.m. on that day, if Barnett Investments, Inc. or your other Service Organization then sends your order to Emerald Funds before the end of its Business Day (which is usually 5 p.m. Eastern time). Barnett Investments, Inc. or your other Service Organization must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within three Business Days of the order.

PURCHASE ORDERS FOR THE MONEY MARKET FUNDS that are in proper form are processed upon receipt by Emerald Funds; however, orders will not be processed until payments not made in federal funds are converted to federal funds, which normally occurs within two Business Days of receipt. If Emerald Funds receives your order and federal funds before 2 p.m. (Eastern time) (or 12 noon Eastern time for the Tax-Exempt Fund) on a Business Day, your shares will be purchased at 2 p.m. (Eastern time) (or 12 noon Eastern time for the Tax-Exempt Fund) on that day. Otherwise, your shares will be purchased at the net asset value calculated on the next Business Day.

TELETRADE PRIVILEGES. Only bank accounts held at domestic financial institutions that are Automated Clearing House members can be used for TeleTrade transactions. Most transfers are completed within three Business Days of your call. To preserve flexibility, Emerald Funds may revise or remove the ability to purchase shares by phone, or may charge a fee for such service, although no such fees are currently expected. You should contact your bank for information about sending and receiving funds through the Automated Clearing House, including any charges that your bank may make for these services. Some clients of Barnett Investments, Inc. or other Service Organizations may not be able to purchase shares by phone pursuant to the TeleTrade privilege.

WIRE PURCHASES AND REDEMPTIONS. If you purchase shares by wire, you must file an Account Registration Form before any of those shares can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information about sending and receiving funds by wire, including any charges by your bank for these services. A Fund may decide at any time to no longer permit redemption of shares by wire. Clients of Barnett Bank's Business Retirement Services are not able to place wire purchases and redemption orders directly with Emerald Funds.

BARNETT PROGRAMS. Shareholders who maintain a Barnett Bank checking account and investments in Emerald Fund shares with a market value of $15,000 may qualify for Barnett's Premier Account. In addition, Barnett Bank offers a Senior Partners Program that is available to persons 55 years of age or older who maintain a Barnett Bank checking account and investments in Emerald Fund shares with a market value of $5,000. Further information about these programs is available at Barnett Bank branch offices. Barnett Bank also offers a Periodic Investment Program that is available through your broker. More information about this program can be obtained from your broker. Emerald Funds is not responsible for the operation of these programs.

MISCELLANEOUS PURCHASE INFORMATION. FEDERAL REGULATIONS REQUIRE THAT YOU PROVIDE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WHENEVER YOU OPEN OR REOPEN AN ACCOUNT. If your check does not clear, a fee may be imposed by the Transfer Agent. Payments for shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

MISCELLANEOUS REDEMPTION INFORMATION. EMERALD FUNDS usually makes payment for the shares that you redeem within three Business Days after it receives your request in proper form. SHARES PURCHASED BY CHECK OR TELETRADE FOR WHICH A REDEMPTION REQUEST HAS BEEN RECEIVED WILL NOT BE REDEEMED UNLESS CHECK OR TELETRADE PAYMENT USED FOR INVESTMENT HAS CLEARED, WHICH MAY TAKE UP TO TEN BUSINESS DAYS. WHERE REDEMPTION OF SHARES IN THE MONEY MARKET FUNDS IS REQUESTED OTHER THAN BY MAIL, SHARES PURCHASED BY CHECK OR BY TELETRADE WILL NOT BE REDEEMED FOR A PERIOD OF TEN BUSINESS DAYS AFTER THEIR PURCHASE. THIS PROCEDURE DOES NOT APPLY TO SHARES PURCHASED BY WIRE PAYMENT. DURING THE PERIOD PRIOR TO THE TIME MONEY MARKET FUND SHARES ARE REDEEMED, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act.

If your redemption request is more than $10,000, each signature on your request must include a SIGNATURE GUARANTEE. Signature guarantees are designed to protect both you and Emerald Funds from fraud. To obtain a signature guarantee you should visit a bank, trust company, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee." You will also need a signature guarantee if you submit an endorsed share certificate for redemption. Signature guarantees are not required with respect to Barnett Bank's Business Retirement Services Accounts.

If you experience difficulty in contacting the Transfer Agent to redeem shares by phone, for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

You may request that redemptions be sent to you by check. Checks will only be sent to the registered owner or owners and only to the address shown on Emerald Funds' books.

THE VALUE OF SHARES THAT ARE REDEEMED IN THE EQUITY AND FIXED INCOME FUNDS may be more or less than their original cost, depending on a Fund's current net asset value. Because the Money Market Funds attempt to maintain their net asset value at $1.00 a share, the value of a share in those Funds is expected to be the same as your original cost, although there can be no assurance of this.

EMERALD FUNDS RESERVES THE RIGHT TO INVOLUNTARILY REDEEM AN ACCOUNT (other than an IRA or Qualified Retirement Plan account) if, after thirty days' written notice, the account's net asset value falls and remains below a $1,000 minimum due to share redemptions and not market fluctuations.

In unusual circumstances Emerald Funds may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

--------------------------------------------------------------------------------
 YOUR EMERALD FUND ACCOUNT
-----------------------

SHAREHOLDER SERVICES

Emerald Funds provides a variety of ways to make managing your investments more convenient. Some of these methods require you to request them on your Account Registration Form or you may request them after opening an account by calling 800/637-3759. The Exchange Privilege, E-Z Matic Investment Plan and Automatic Withdrawal Plan described below are not available for clients of Barnett Bank's Business Retirement Services.

RETIREMENT PLANS

Retirement plans may provide you with a method of investing for your retirement by allowing you to defer taxation of your initial investment in your plan and also allowing your investments to grow without the burden of current income tax until monies are withdrawn from the retirement plan.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

The individual investor can select Emerald Funds for his IRA, Transfer IRA, Rollover IRA or non-working spousal IRA. To establish an IRA with Emerald Funds, you must complete the IRA Account Registration and Agreement Form. If the assets are being moved from an existing IRA to Emerald Funds, you must also complete either the Direct Rollover or IRA Request for Transfer Form.

Many investors are eligible to deduct from federal income tax all or a portion of their IRA investment. All dividends and capital gains in an IRA grow tax deferred until withdrawals. Investors may make contributions to their IRAs until the tax year prior to reaching age 70 1/2. Mandatory withdrawals must begin in the year after an investor reaches 70 1/2. Investors should consult their tax advisers for details on eligibility and tax implications.

Please read the IRA Disclosure Statement and Application Form which contains further information regarding IRAs, including services and fees.

QUALIFIED RETIREMENT PLANS

The Funds are available for many Qualified Retirement Plans with one or more participants including 401(k), 457, 403(b)(7) and Simplified Employee Pension Plans (SEP-IRAs). See your Investment Officer or Plan Administrator for details on eligibility and other information.

EXCHANGE PRIVILEGES AMONG EMERALD FUNDS
(REQUIRES YOUR REQUEST)

You may sell your Fund shares and buy other shares of Emerald Funds by telephone or written exchange at the telephone number or address under "Opening and Adding to Your Emerald Fund Account." Specifically, Retail Shares may be exchanged for Retail Shares of other Funds.

If you have a qualified trust, agency or custodian account with Barnett or another bank, trust company or thrift institution, and your shares are to be held in that account, you may also exchange your Retail Shares in a Fund for Institutional Shares (which are described under "The Emerald Family of Funds" below) in the same Fund. Conversely, Institutional Shares may be exchanged for Retail Shares of the same Fund in connection with the distribution of assets held in such a qualified trust, agency or custodian account. These exchanges are made at the net asset value of the respective share classes.

Exchange transactions are subject to a $500 minimum current value. Exchanges may have tax consequences for you. Consult your tax advisor for further information.

If you are opening a new account in a different Fund by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund in which the account is being opened. The particular class of shares you are exchanging into must be registered for sale in your state.

Additional information regarding exchanges can be obtained by reading the Statement of Additional Information. The Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the Exchange Privilege except where notice is not required by the Securities and Exchange Commission.

E-Z MATIC INVESTMENT PLAN
(REQUIRES YOUR REQUEST)

One easy way to pursue your financial goals is to invest money regularly. Emerald Funds offers the E-Z Matic Investment Plan - a convenient service that lets you transfer money from your bank account into your Fund account automatically, on a schedule of your choice.

At your option, your bank account will be debited in a particular amount that you have specified, and Fund shares will be automatically purchased at regular intervals - once a month on either the fifth or twentieth day, or twice a month on both days. Your bank account must be a checking, NOW or bank money market account maintained at a domestic financial institution which is an Automated Clearing House member. Your institution must also permit automated withdrawals (which may be subject to a fee by that institution).

The E-Z Matic Investment Plan is one means by which you may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Equity and Fixed Income Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.

You may cancel your E-Z Matic investments or change the amount of purchase at any time by mailing written notification to the Transfer Agent at P.O. Box 182697, Columbus, Ohio 43218-2697. You may also implement the Dollar Cost Averaging method on your own initiative. Emerald Funds may modify or terminate the E-Z Matic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN
(REQUIRES YOUR REQUEST)

Emerald Funds offers a convenient way of withdrawing funds from your investment portfolio. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount above $50 provided the particular Fund account you are withdrawing from has a minimum current balance of at least $5,000. The automatic withdrawal will be made on the last business day of the period you select.

DIVIDENDS AND DISTRIBUTIONS

WHERE DO YOUR DIVIDENDS AND DISTRIBUTIONS COME FROM?

Dividends for each Fund are derived from its net investment income. In the case of the Money Market Funds, this net investment income flows from the interest that the Funds earn on the money market and other instruments they hold. In the case of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, net investment income comes from the interest on the bonds and other investments that they hold in their portfolios. For the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds, net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.

The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

WHAT ARE YOUR DIVIDEND AND DISTRIBUTION OPTIONS?

Shareholders receive dividends and net capital gain distributions. Dividends and distributions are automatically reinvested in the same share class of the Fund for which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:

    Emerald Funds
    c/o BISYS Fund Services, Inc.
    P.O. Box 182697
    Columbus, Ohio 43218-2697

Your election is effective for dividends and distributions with record dates (with respect to the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds) or payment dates (with respect to the Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Florida Tax-Exempt and Money Market Funds) after the date the Funds' Transfer Agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?

                        DIVIDENDS ARE
                   -----------------------
      FUND         DECLARED       PAID
-----------------  ---------  ------------
1Equity, Equity    Quarterly  Quarterly
Value and
Balanced
2International     Annually   Annually
Equity and Small
Capitalization
3Short-Term Fixed  Daily      Monthly
Income, U.S.                  within five
Government                    business
Securities,                   days of
Managed Bond and              month end
Florida Tax-
Exempt
4Prime, Treasury   Daily      Monthly
and Tax-Exempt                within five
                              business
                              days of
                              month end

1Dividends for the Equity, Equity Value and Balanced Funds may be declared and paid at times that do not fall at the end of a calendar quarter.

2Dividends for the International Equity and Small Capitalization Fund may be declared and paid at times that do not fall at the end of a calendar year.

3Shares of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds begin earning dividends the first Business Day after acceptance of the purchase order for which Emerald Funds' custodian has received payment and stop earning dividends the Business Day such shares are redeemed.

4Shares of the Prime, Treasury and Tax-Exempt Funds begin earning dividends on the day a purchase order is processed, and continue to earn dividends through the day before they are redeemed.

                                  *    *    *

With respect to Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, if all of an investor's shares in a particular share class are redeemed, the Fund will pay accrued dividends within five Business Days after redemption. The Prime, Treasury and Tax-Exempt ("Money Market") Funds will pay accrued dividends within five Business Days after the end of each month in which the redemption occurs.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

DISTRIBUTION AND SERVICE ARRANGEMENTS

Emerald Funds has adopted a Combined Distribution and Service Plan and a Shareholder Processing Plan for its Retail Shares (the "Plans"). Under these Plans the Distributor and Service Organizations receive payments for distribution and shareholder services.

The Combined Distribution and Service Plan for Retail Shares authorizes payments to the Distributor and Service Organizations for distribution and shareholder liaison services provided to Retail Shareholders. PAYMENTS UNDER THE COMBINED DISTRIBUTION AND SERVICE PLAN FOR RETAIL SHARES MAY NOT EXCEED .25% (on an annual basis) of the average daily net asset value of a Fund's outstanding Retail Shares. Distribution payments (but not payments for shareholder liaison services) under the Plan are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1. Any distribution payments payable by Retail Shares will not be used to assist the distribution of any other class.

Under the Shareholder Processing Plan, Service Organizations agree to provide various shareholder processing services, such as providing necessary personnel and facilities to establish and maintain shareholder accounts and records for clients; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Distributor; arranging for wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem Shares; processing dividends payments; providing the information to the Funds necessary for accounting or subaccounting; and providing such other similar services as may reasonably be requested. PAYMENTS FOR THESE SERVICES MAY NOT EXCEED .25% (on an annual basis) of the average daily net asset value of a Fund's outstanding Retail Shares.

BARNETT INVESTMENTS, INC. OR OTHER SERVICE ORGANIZATIONS may charge their clients a separate fee for administrative services in connection with investments in Fund shares and may impose minimum customer account and other requirements. These fees and requirements would be in addition to those imposed by the Funds under the Plans. If you are investing through Barnett Investments, Inc. or another Service Organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Barnett Investments, Inc. and the other Service Organizations have the responsibility of transmitting purchase orders and required funds, and of crediting their clients' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investors may note that federal banking laws currently limit the securities activities of banks. It is possible that a bank might be prohibited from acting as a Service Organization in the future. If this were to happen, the bank's shareholder clients would be permitted by the Funds to remain shareholders. The Funds' method of operations might, however, change and such shareholders might not be able to avail themselves of the services provided by their banks. No adverse financial consequences are expected to occur to these shareholders from any such event.

THE EMERALD FAMILY OF FUNDS

Emerald Funds was organized on March 15, 1988 as a Massachusetts business trust, and is a mutual fund of the type known as an "open-end management investment company." A MUTUAL FUND PERMITS AN INVESTOR TO POOL HIS OR HER ASSETS WITH THOSE OF OTHERS IN ORDER TO ACHIEVE ECONOMIES OF SCALE, TAKE ADVANTAGE OF PROFESSIONAL MONEY MANAGERS AND ENJOY OTHER ADVANTAGES TRADITIONALLY RESERVED FOR LARGE INVESTORS. The Agreement and Declaration of Trust permits the Board of Trustees of Emerald Funds to classify any unissued shares into one or more classes of shares. The Board has authorized the issuance of an unlimited number of shares in each of two share classes of each Equity and Fixed Income Funds, and has also authorized the issuance of an unlimited number of shares in each of three share classes in the Money Market Funds. Each Fund, except the Florida Tax-Exempt Fund, is classified as a diversified company. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other portfolios of Emerald Funds. Information regarding other portfolios and share classes may be obtained by contacting the Emerald Funds Center or the Distributor at the address listed on page 38.

Retail Shares of the Funds are described in this prospectus. The Funds also offer Institutional Shares and, additionally, the Money Market Funds offer Institutional and Service Shares solely to banks and other institutions, acting on behalf of themselves and their customers. Shares of each class bear their pro rata portion of all operating expenses incurred by the Funds, except certain miscellaneous "class expenses" (I.E. certain printing and registration expenses). In addition, Retail Shares bear all payments under the Plans described above under "Distribution and Service Arrangement," and Service Shares bear all the payments under the Shareholder Processing and Services Plan (the "Service Plan") as described in the prospectus for those Shares. Payments under the Service Plan may not exceed .35% (on an annual basis) of the average daily net asset value of the outstanding Service Shares. Because of these Plans and other "class expenses," the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Retail or Service Shares. The Funds offer various services and privileges in connection with Retail Shares that are not generally offered in connection with Institutional and Service Shares, including an automatic investment plan and automatic withdrawal plan. For further information regarding a Fund's Institutional and Service Shares, contact the Distributor at 800-637-3759.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only Retail shareholders, however, will vote on matters pertaining to the Plans for Retail Shares. Similarly, only holders of Service Shares will vote on matters pertaining to the Service Plan.

EMERALD FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS TO ELECT TRUSTEES. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of March 5, 1997, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

--------------------------------------------------------------------------------
 THE BUSINESS OF THE FUNDS
-------------------------

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

The following individuals serve as trustees of Emerald Funds:

- Marshall M. Criser, Chairman of the Board, is Chairman of the law firm of Mahoney Adams & Criser, P.A.

- John G. Grimsley, President of Emerald Funds, is a member of the law firm of Grimsley Marker & Iseley, P.A.

- Raynor E. Bowditch is the President of Bowditch Insurance Corporation.

- Mary Doyle is a Professor of Law, University of Miami Law School.

- Albert D. Ernest is the President of Albert Ernest Enterprises.

- Harvey R. Holding is the retired Executive Vice President and Chief Financial Officer of BellSouth Corp.

Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT CAPITAL ADVISORS, INC. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. Rodney Square Management Corporation (referred to as "Rodney Square" or the "Sub-Adviser"), a wholly-owned subsidiary of WILMINGTON TRUST COMPANY, acts as sub-adviser for the Tax-Exempt Fund and is located at Rodney Square North, Wilmington, Delaware 19890. Brandes Investment Partners, L.P. (referred to as "Brandes" or the "Sub-Adviser") acts as sub-adviser for the International Equity Fund and is located at 12750 High Bluff Drive, San Diego, California 92130. Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035 and serves as the Funds' administrator, and Emerald Asset Management, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., located at the same address is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286, and a transfer and dividend paying agent, BISYS Fund Services, Inc. located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

ADVISER AND SUB-ADVISER. Barnett manages the investment portfolios of each Fund, except the International Equity and Tax-Exempt Funds, including selecting portfolio investments and making purchase and sale orders. The respective Sub-Advisers manage the investment portfolios of the International Equity and Tax-Exempt Funds in accordance with investment requirements and policies established by Barnett, except that cash balances of the International Equity Fund are managed by the Adviser.

As of December 31, 1996, Barnett had approximately $10 billion under active management. Barnett is a wholly-owned subsidiary of Barnett Bank, N.A., which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. Wilmington Trust Company, the parent organization of Rodney Square and a Delaware banking corporation, is in turn a wholly-owned subsidiary of Wilmington Trust Corporation, a registered bank holding company. Rodney Square provides management services to a number of mutual funds with total assets under management of $1.7 billion as of December 31, 1996. As of December 31, 1996 Brandes had approximately $8.9 billion under management.

A Fund's portfolio manager is primarily responsible for the day-to-day management of a Fund's investment portfolio. Russell Creighton, C.F.A., has been the portfolio manager of the Equity Fund since September of 1993, and has also managed the Balanced Fund since it commenced operations on April 11, 1994. Mr. Creighton joined Barnett in 1981 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team, and works with highly qualified investment professsionals to integrate the Adviser's quantitative models with specific security analysis. Mr. Creighton earned his BBA in Finance from Stetson University and his MBA in Finance from the University of North Florida. He holds membership in the Association for Investment Management and Research ("AIMR"). Mr. Creighton has 16 years of investment experience. Martin E. LaPrade, C.F.A., has been the portfolio manager of the Equity Value Fund since it commenced operations. Mr. LaPrade joined Barnett in 1978 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team, and works with highly qualified investment professionals to integrate the Adviser's quantitative models with specific security analysis. He received his BS in accounting from Furman University. Mr. LaPrade holds membership in AIMR. He has 16 years of investment experience. Jeffrey A. Busby, CFA, a Managing Partner and Senior Portfolio Manager at Brandes since August 1988, has been the portfolio manager of the International Equity Fund, except, as noted, with respect to the Fund's cash balances, since August 19, 1996. Also in connection with Brandes' appointment as Sub-Adviser, Don W. Bryant, CFA, became Barnett's "Sub-Advisory Liaison." In that capacity, Mr. Bryant oversees the provision of sub-investment advisory services by Brandes. Mr. Bryant joined Barnett in 1987 and has served as an institutional portfolio manager for Barnett for the past 7 years. He has worked with the firm throughout his investment career and plays an integral role on the equity investing team. He received his undergraduate degree from the University of South Alabama and his MBA in Finance from the University of Georgia. Mr. Bryant holds membership in AIMR. He has 10 years of investment experience. Dean McQuiddy, C.F.A., has managed the Small Capitalization Fund since it commenced operations on January 4, 1994 and its predecessor, the Employee Benefits Small Capitalization Fund since its inception in January 1987. Since joining Barnett in 1983, Mr. McQuiddy has been an equity analyst and institutional portfolio manager. He received his BS in Finance from the University of Florida. Mr. McQuiddy holds membership in AIMR. He has 14 years of investment experience. Jeffery A. Greenert has been the portfolio manager of the Short-Term Fixed Income Fund since August 3, 1996. Mr. Greenert joined Barnett in 1985 and has worked with the firm throughout his investment career. He plays an integral role as part of the Adviser's fixed income investing team, and works with a highly qualified team of fixed income professionals to analyze interest rates, as well as individual fixed income securities. Mr. Greenert received his BS in Finance from the University of Florida. He has 12 years of investment experience. Andrew Cantor, C.F.A., has managed the U.S. Government Securities Fund since its inception in 1991, and has also managed the Managed Bond Fund since it commenced operations on April 11, 1994. Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed income investing team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in AIMR and the Jacksonville Financial Analysts Society. He has 23 years of investment experience. Margaret L. Moore has managed the Florida Tax-Exempt Fund since August 31, 1996. Ms. Moore joined Barnett in 1991 from First Florida Bank, N.A. where she was a fixed income trader for individual trust accounts for five years. Ms. Moore currently serves as a tax-exempt investment manager for Barnett and is a member of the Adviser's Fixed Income Strategy Committee. She received her BS in Finance from Florida State University and her MBA from the University of North Florida. Ms. Moore has 13 years of investment experience.

Although expected to be infrequent, Barnett (or a Sub-Adviser) may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Barnett or the Sub-Adviser) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Barnett (and the Sub-Adviser) will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

BISYS. BISYS is an Ohio Limited Partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.

BISYS provides a wide range of such services to the Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares, dividends and capital gains distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

Barnett is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the International Equity and Small Capitalization Funds' average daily net assets, .60% of each of the Equity, Equity Value and Balanced Funds' average daily net assets, .40% of each of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds' average daily net assets, and .25% of each Money Market Funds' average daily net assets. The advisory fee rates payable by the International Equity and Small Capitalization Funds are higher than those paid by most mutual funds, although the Board of Trustees believes they are comparable to the advisory fee rates payable by many similar funds. Barnett has agreed to pay Rodney Square a fee equal to .15% of the Tax-Exempt Fund's average daily net assets, and is voluntarily waiving the remainder of its fee for that Fund. In addition, Barnett has agreed to pay Brandes a fee equal to .50% of the International Equity Fund's average daily net assets. The fees paid by Barnett to the Sub-Advisers for the International Equity Fund and the Tax-Exempt Fund come out of Barnett's advisory fee for that Fund and are not an additional charge to the Funds.

For the fiscal year ended November 30, 1996, Barnett and the prior adviser received fees, after waivers, at the effective annual rates of .60%, 1.00%,
 .44%, .31%, .30%, .40%, .40%, .21%, .24%, and .15% of the average daily net assets of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, Managed Bond, U.S. Government Securities, Florida Tax-Exempt, Prime, Treasury and Tax-Exempt Funds, respectively. All of the fees that Barnett and the prior adviser received for the Tax-Exempt Fund were paid to the Sub-Adviser pursuant to the fee arrangement described above. Barnett and the prior adviser voluntarily waived all fees from the Equity Value and International Equity Funds.

BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.

Other operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolios securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Barnett and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of the Adviser, with respect to advisory fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. FEDERAL INCOME TAXES FOR DIVIDENDS AND DISTRIBUTIONS MADE TO AN IRA,
SEP-IRA, 401(K) PLAN OR OTHER QUALIFIED RETIREMENT PLAN ARE GENERALLY DEFERRED.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you receive it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, other than the "exempt interest dividends" from the two Tax-Exempt Funds, will be taxable to you.

In addition, the two Tax-Exempt Funds will pay at least 90% of their net exempt-interest income as dividends known as "exempt-interest dividends." These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.

If either of the two Tax-Exempt Funds hold certain so-called "private activity bonds" issued after August 7, 1986, shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the two Tax-Exempt Funds derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by the two Tax-Exempt Funds in determining certain adjustments for the federal alternative minimum tax and the environmental tax.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

Additionally, for federal income tax purposes, exchange transactions are created as sales on which you will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than your basis in the shares at the time of the transaction.

A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distributions (or in the case of the Equity Funds, the record date of dividend and capital gains distributions) should be aware that the amount of the forthcoming dividend or distribution, although in effect a return of capital, will be taxable.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Equity and Fixed Income Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of this Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally, any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in a Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, except as stated below, dividends paid by the U.S. Government Securities, Treasury and the two Tax-Exempt Funds may be taxable under state or local law as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such income taxes if held by you directly. Except as stated below, shares of the Funds are not expected to qualify for total exemption from the Florida intangibles tax.

FLORIDA TAXES (FLORIDA TAX-EXEMPT AND TREASURY FUNDS). Florida does not currently have an income tax for individuals, and therefore individual shareholders of the Florida Tax-Exempt and Treasury Funds will not be subject to any Florida income tax on amounts received from the Funds. However, Florida does impose an income tax on certain corporations, so that such amounts may be taxable to corporate shareholders.

Florida also imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last one mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000.

Obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government, certain U.S. Government agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands), as well as cash, are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Tax-Exempt Fund or Treasury Fund consists solely of such exempt assets, then that Fund's shares will be entirely exempt from the Florida intangibles tax payable in the following year.

The Florida Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for total exemption from the Florida intangibles tax. On the other hand, it is possible that shares of the Treasury Fund may, or may not so qualify. In order to take advantage of this exemption, a Fund may sell non-exempt assets held in its portfolio (such as repurchase agreements) during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

MEASURING PERFORMANCE

- PERFORMANCE INFORMATION PROVIDES YOU WITH A METHOD OF MEASURING AND MONITORING YOUR INVESTMENTS. EACH FUND MAY QUOTE ITS PERFORMANCE IN ADVERTISEMENTS OR SHAREHOLDER COMMUNICATIONS. THE PERFORMANCE FOR A FUND'S RETAIL SHARES IS CALCULATED SEPARATELY FROM THE PERFORMANCE OF THE FUND'S OTHER CLASSES OF SHARES.

UNDERSTANDING PERFORMANCE MEASURES:

- TOTAL RETURN may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

- YIELDS for the Funds (except the Money Market Funds) are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Yields for the Money Market Funds are the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52 week period and shown as a percentage of the investment. Net income used in yield calculations may be different than net income used for accounting purposes.

- EFFECTIVE YIELDS for the Money Market Funds are calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested.

- TAX-EQUIVALENT YIELDS for the two Tax-Exempt Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal and/or state income taxes at a stated rate. A Fund's "tax-equivalent yield" will always be higher than its "yield."

PERFORMANCE COMPARISONS:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Equity and Fixed Income Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the S&P 500, the Lehman Brothers Bond Indices, the Merrill Lynch Bond Indices, the Wilshire 5000 Equity Indices or the Consumer Price Index. In addition, the International Equity Fund's performance may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.

The performance of Prime Fund Retail Shares may be compared to the DONOGHUE'S MONEY FUND AVERAGE which monitors the performance of money market funds, the performance of Treasury Fund Investor Shares may be compared to the DONOGHUE'S GOVERNMENT MONEY FUND AVERAGE, and the performance of Tax-Exempt Fund Retail Shares may be compared to DONOGHUE'S TAX-FREE MONEY FUND AVERAGE. Additionally, the Money Market Funds' performance may also be compared to data prepared by Lipper Analytical Services, Inc.

OTHER PERFORMANCE INFORMATION - EQUITY, SMALL CAPITALIZATION, MANAGED BOND AND SHORT-TERM FIXED INCOME FUNDS ONLY:

The Equity, Small Capitalization, Managed Bond and Short-Term Fixed Income Funds commenced their initial investment operations in connection with the transfer of assets from common trust funds managed by the Adviser for employee benefit plan accounts. Set forth below is certain performance information relating to those common trust funds before the Equity, Small Capitalization, Managed Bond and Short-Term Fixed Income Funds registered as investment companies with the Securities and Exchange Commission, together with the performance information of these Funds since their commencement of operations. The common trust funds were operated using substantially the same investment objectives, policies, restrictions and methodologies as in the corresponding Funds. During that time the common trust funds were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions that are imposed by the Act. If the common trust funds had been registered under the 1940 Act, the common trust funds' performance might have been adversely affected. Because the common trust funds did not charge any expenses, their performance has been adjusted as stated below to reflect the Funds' estimated expenses at the time of their inception. The following performance information is not necessarily indicative of the future performance of the Funds. Because each Fund is actively managed, its investments vary from time to time and are not identical to the past portfolio investments of its predecessor common trust fund. Each Fund's performance fluctuates so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   Average Annual Total Return
                             For The Periods Ended November 30, 1996
                         ------------------------------------------------
                          1 Year      3 Years      5 Years     10 Years
                         ---------  -----------  -----------  -----------
Equity Fund(1).........      22.66%      17.09%       13.86%       12.04%
Small Capitalization
 Fund(2)...............      13.83%      15.14%       19.12%       12.79%*
Managed Bond Fund(3)...       5.51%       6.43%        7.98%        8.71%**
Short-Term Fixed Income
 Fund(4)...............       5.23%       5.00%        5.49%        6.77%
                         ---------       -----        -----        -----

------------
(1) The above information for the periods prior to inception of the Equity Fund (6/28/91) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.49% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Equity Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.
(2) The above information for the periods prior to inception of a Small Capitalization Fund (1/4/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 1.54% of average daily net assets, which was the expected expense ratio of shares of the Small Capitalization Fund (Retail Shares) at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Small Capitalization Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund for the period January 4, 1994 to March 1, 1994 and of Retail Shares of the Fund thereafter. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.
(3) The above information for the periods prior to inception of the Managed Bond Fund (4/11/94) is the annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.67% of average daily net assets, which was the expected expense ratio of Retail Shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Managed Bond Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.
(4) The above information for the periods prior to inception of the Short-Term Fixed Income Fund (4/11/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expense of 0.68% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Short-Term Fixed Income Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.
 * Since inception of common trust fund: 12/31/86.
 ** Since inception of common trust fund: 4/30/87.

OTHER PERFORMANCE INFORMATION -
INTERNATIONAL EQUITY FUND ONLY:

For the one year period ending December 31, 1996 and the period from commencement of operations (December 27, 1995) through December 31, 1996, the average annual total return for Retail Shares of the International Equity Fund was 15.32% and 14.44%, respectively. These total returns assume the reinvestment of all dividends and capital gains and reflect fee waivers and expense reimbursements in effect. Without these waivers and reimbursements the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Additional Information on Performance Calculations" in the Statement of Additional Information.

Set forth below is certain performance information provided by Brandes Investment Partners, L.P., Sub-Adviser for the International Equity Fund, relating to historical performance of a composite of international equity accounts of clients of the Sub-Adviser. The international equity accounts in the Brandes composite had the same investment objective as the International Equity Fund and were managed by the same team that manages the International Equity Fund's securities, using substantially similar, though not identical, investment strategies, policies and techniques as those contemplated for use by the Fund. This information is provided to illustrate the past performance of Brandes in managing similar accounts as measured against the Morgan Stanley Capital International ("MSCI") EAFE Index, a standard international equity investment benchmark. The accounts that are included in the Brandes' composite are not subject to the same types of expenses and liquidity requirements to which the International Equity Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Equity Fund by the 1940 Act or the Code. Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies. The composite performance shown below does not represent the performance of the International Equity Fund. You should not consider this past performance as an indication of future performance of the International Equity Fund or of the Sub-Adviser.

The results presented below may not necessarily equate with the returns experienced by any particular account of the Sub-Adviser or shareholder of the International Equity Fund as a result of timing of investments and redemptions. In addition, the effect of taxes on any client or shareholder will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

                                For Periods ended December 31, 1996
                         --------------------------------------------------
                                                                   Since
                                                                 Inception
                          One Year    Three Years  Five Years    (7/1/90)
                         -----------  -----------  -----------  -----------
Annualized Total
 Return*...............       16.01%        8.58%       13.90%       16.16%
MSCI EAFE**............        6.05%        8.32%        8.15%        5.90%
                              -----        -----        -----        -----

------------
 * The net annual returns presented above for the Brandes' composite were calculated on a time-weighted and asset-weighted total return basis, including investment of all dividends and interest on a cash basis, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, any applicable foreign withholding taxes and custodial fees, without provision for federal and state income taxes, if any. Brandes' composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning 7/1/90, other than wrap fee accounts. The weighted-average management fee during the period from 7/1/90 through 12/31/96 was 0.96% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance returns. Starting with calendar year 1992 through calendar year 1995, the net annual total returns for the Brandes International Equity composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1996 is not completed as of the date of this prospectus. Copies of the auditors' reports and a complete list and description of Brandes' composites are available on request by calling the Distributor at 800/637-3759. The results for individual accounts and for different periods may vary. Investors should not rely on prior performance results as a reliable indication of future results.
 ** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.

SPECIAL INFORMATION FOR INVESTORS IN THE FLORIDA TAX-EXEMPT FUND:

You may find it particularly useful to compare the tax-free yield of the Florida Tax-Exempt Fund to the equivalent yield from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The following table illustrates the differences between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations. (The federal tax brackets and rates below are those currently available for 1997.)

           Taxable Income                                                         Tax Exempt Yield
------------------------------------             ----------------------------------------------------------------------------------
     Single              Joint        Federal    4.00%    4.50%    5.00%    5.50%    6.00%     6.50%     7.00%     7.50%     8.00%
     Return             Return        Bracket                                 Equivalent Taxable Yield
                                                 ----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Not over $24,000   Not over $40,100    15.000%   4.71%    5.29%    5.88%    6.47%    7.06%     7.65%     8.24%     8.82%     9.41%
24,001 - 58,150    40,101 - 96,900     28.000%   5.56%    6.25%    6.94%    7.64%    8.33%     9.03%     9.72%    10.42%    11.11%
58,151 - 121,300   96,901 - 147,700    31.000%   5.80%    6.52%    7.25%    7.97%    8.70%     9.42%    10.14%    10.87%    11.59%
121,301 - 263,750  147,701 - 263,750   36.000%   6.25%    7.03%    7.81%    8.59%    9.38%    10.16%    10.94%    11.72%    12.50%
Over 263,750       Over 263,750        39.600%   6.62%    7.45%    8.28%    9.11%    9.93%    10.76%    11.59%    12.42%    13.25%

These yields are for illustrative purposes only. The tax brackets do not take into account the effect of reductions in the deductibility of itemized deductions for taxpayers with adjusted gross income over $118,000 or the possible effect of the federal alternative minimum tax. Additionally, effective brackets and equivalent taxable yields could be higher than those shown. The brackets do not take into consideration the Florida intangibles tax, and equivalent taxable yields would actually be greater than those shown when compared to a taxable security which is also subject to the Florida intangibles tax.

  Performance quotations will fluctuate, and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett Investments, Inc. or another Service Organization may charge directly to its customer accounts in connection with an investment in a Fund will not be included in the Funds' calculations of total return and yield.

Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 38.
                            ------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE DISTRIBUTOR MAY, FROM TIME TO TIME, PROVIDE PROMOTIONAL INCENTIVES TO CERTAIN DEALERS WHOSE REPRESENTATIVES HAVE SOLD OR ARE EXPECTED TO SELL SIGNIFICANT AMOUNTS OF THE FUNDS. THE DISTRIBUTOR MAY ALSO PAY, FROM TIME TO TIME, BARNETT INVESTMENTS, INC. AND/OR OTHER DEALERS AN AMOUNT THAT DOES NOT EXCEED 0.40% OF THE AMOUNT INVESTED. AT VARIOUS TIMES THE DISTRIBUTOR MAY IMPLEMENT PROGRAMS UNDER WHICH A DEALER'S SALES FORCE MAY BE ELIGIBLE TO WIN CASH OR MATERIAL AWARDS FOR CERTAIN SALES EFFORTS. THE DISTRIBUTOR MAY PROVIDE MARKETING SERVICES TO DEALERS, CONSISTING OF WRITTEN INFORMATIONAL MATERIAL RELATING TO SALES INCENTIVE CAMPAIGNS CONDUCTED BY SUCH DEALERS FOR THEIR REPRESENTATIVES. TO THE EXTENT PERMITTED BY LAW, THE FUNDS' ADVISER MAY IMPLEMENT OR PARTICIPATE IN SIMILAR PROGRAMS.

Barnett may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of shares of a Fund. The amount of such compensation may be made on a one-time and/ or periodic basis, and may be up to 100% of the annual fees that are earned by Barnett as investment adviser to such Fund (after adjustments) and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Barnett or its affiliates.

                   [LOGO]

                                    EMERALD FUNDS

                (Treasury Fund -- Institutional Shares/Service Shares)
                 (Prime Fund -- Institutional Shares/Service Shares)
               (Tax-Exempt Fund -- Institutional Shares/Service Shares)

                                      FORM N-1A

                              CROSS REFERENCE SHEET
                             ----------------------
                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933


Form N-1A Item Number                  Prospectus Heading/Location
---------------------                  ---------------------------

1.  Cover Page. . . . . . . . . .      Cover Page

2.  Synopsis. . . . . . . . . . .      Summary of Expenses and Financial
                                       Information - Expenses

3.  Condensed Financial                Summary of Expenses and Financial
      Information . . . . . . . .      Information - Financial Highlights;
                                       The Business of the Funds - Measuring
                                       Performance

4.  General Description of             Cover Page; Risk Factors, Investment
      Registrant. . . . . . . . .      Principles and Policies; Your Emerald
                                       Fund Account - The Emerald Family of
                                       Funds;

5.  Management of the                  Investing in Emerald Funds - Your Money
      Fund. . . . . . . . . . . .      Manager; Investing in Emerald Funds -
                                       Other Service Providers; The Business of the Funds - Fund Management

5A. Management's Discussion            Summary of Expenses and Financial
      of Fund Performance . . . .      Information - Financial Highlights

6.  Capital Stock and Other            Your Emerald Fund Account - The Emerald
      Securities. . . . . . . . .      Family of Funds; Investing in Emerald
                                       Funds - If You Have Questions; Investing in Emerald Funds - How to Buy Shares;
                                       Investing in Emerald Funds - How to Sell

Form N-1A Item Number                  Prospectus Heading/Location
---------------------                  ---------------------------

                                       Shares;  Investing in Emerald Funds -
                                       Transaction Rules; Investing in Emerald
                                       Funds - Getting Your Investment Started;
                                       Your Emerald Fund Account - Dividends
                                       and Distributions; The Business of the
                                       Funds - Tax Implications; Risk Factors,
                                       Investment Principles and Policies

7.  Purchase of Securities             Investing in Emerald Funds - Getting
      Being Offered . . . . . . .      Your Investment Started; Investing in
                                       Emerald Funds - How to Buy Shares;
                                       Investing in Emerald Funds - Transaction
                                       Rules;  Your Emerald Fund Account -
                                       Distribution and Service Arrangements;
                                       Your Emerald Fund Account - Shareholder
                                       Services;

8.  Redemption or Repurchase. . .      Investing in Emerald Funds - How to Sell
                                       Shares;  Investing in Emerald Funds -
                                       Transaction Rules

9.  Pending Legal Proceedings . .      Not applicable (All Portfolios)

                                    EMERALD FUNDS
                                    (the "Trust")

                       Institutional and Service Shares of the
                            Prime Fund, Treasury Fund and
                            Tax-Exempt Fund (the "Funds")


                           Supplement dated _________, 1998
                          to Prospectus dated April 1, 1997


     This Supplement to the Prospectus supersedes and replaces all existing supplements to the Prospectus. This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

                              *     *     *     *     *

(1) On January 9, 1998, Barnett Banks, Inc. was merged into a wholly-owned subsidiary of NationsBank Corporation ("NationsBank"). As a result of the merger, Barnett Capital Advisors, Inc. ("Barnett"), the Trust's investment adviser, became a wholly-owned subsidiary of NationsBank. Pursuant to an order of the Securities and Exchange Commission, the Trust has entered into new investment advisory agreements with Barnett dated as of January 9, 1998 and Barnett has entered into a new sub-advisory agreement with Rodney Square Management Corporation ("Rodney Square") with respect to the Tax-Exempt Fund dated as of the same date. The new investment advisory and sub-investment advisory agreements have the same terms and fee rates as the previous investment advisory and sub-investment advisory agreements which were automatically terminated. A meeting of shareholders of the Funds will be held on or before May 9, 1998 to vote on the Trust's new investment advisory agreements with Barnett and Barnett's new sub-investment advisory agreements with Rodney Square.

     The Board of Trustees of the Trust is also considering a proposed reorganization of the Trust with Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves (collectively, "Nations Funds"), three investment companies that are part of the Nations Family of Funds. If approved by the Board of Trustees, it is expected that the proposed reorganization will also be submitted to a vote of the shareholders of the Trust on or before May 9, 1998. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's portfolios, including the Funds, will be transferred to similar portfolios in the Nations Funds family, and the shareholders of the Trust's portfolios, including the shareholders of the Funds, will become shareholders of Nations Funds. Pursuant to Nations Funds' current reorganization proposal, if approved, each Fund described in this Prospectus would reorganize into the corresponding Nations Funds portfolio indicated below:

Emerald Fund                                 Corresponding Nations Fund
------------                                 --------------------------

Prime Fund                                   Prime Fund
Treasury Fund                                Treasury Fund
Tax-Exempt Fund                              Tax Exempt Fund


                              *     *     *     *     *

(2) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Expenses" on pages 2 and 3 of the
Prospectus:

Expenses

     Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

     Below is information regarding the Funds' operating expenses for Institutional Shares and Service Shares of the Prime, Treasury and Tax-Exempt Funds. Examples based on this information are also provided.








                                           Prime                        Treasury                     Tax-Exempt
                                           Fund          Prime          Fund          Treasury       Fund
                                           Insti-        Fund           Institu-      Fund           Institu-        Tax-Exempt
                                           tutional      Service        tional        Service        tional          Service
                                           Shares        Shares         Shares        Shares         Shares          Shares
                                           --------      -------        --------      --------       ----------      ----------
 Annual Fund Operating
 Expenses (After Fee Waivers and
   Expense Reimbursements)
   (as a percent of average
    net assets)
 Advisory Fees (After
    Fee Waivers)(2)  . . . . . . . . . .        %             %               %             %              %               %
                                            ----          ----            ----          ----           ----            ----

 All Other Expenses (After Expense
 Reimbursements)(2)  . . . . . . . . . .        %             %               %             %              %               %
                                            ----          ----            ----          ----           ----            ----


 Total Fund Operating
   Expenses (After Fee
   Waivers and Expense
 Reimbursements(2) . . . . . . . . . .          %             %               %(1)          %(1)           %               %
                                            ----          ----            ----          ----           ----            ----
                                            ----          ----            ----          ----           ----            ----



---------------------------------------------



(1) See "Financial Highlights" below for information about the additional interest expense of ____% paid by the Treasury Fund on reverse repurchase agreements during the last fiscal year.

(2) This expense information is provided to help you understand the expenses you would bear indirectly as a shareholder of one of the Funds. The operating expenses for the Funds reflect the fees and operating expenses incurred by the Funds during the last fiscal year.

     Without fee waivers by the Adviser, investment management fees as a percentage of net assets would have been 0.25% for each Fund. Absent these waivers and other expense reimbursements, the total operating expenses for the Institutional Shares and Service Shares would have been the following: ____% and ____%, respectively, for the Prime Fund; ____% and ____%, respectively, for the Treasury Fund; and ____% and ____%, respectively, for the Tax-Exempt Fund. Service Shares bear the expenses incurred under the Fund's Shareholder Processing and Services Plan at a rate not to exceed .35% (annualized) of the average daily net asset value of the outstanding Service Shares. These fees are paid to institutions ("Service Organizations") for support services they provide to the beneficial owners of such Shares, which may include sub-accounting, processing of dividend payments and the placing of purchase and redemption orders. These fees are not paid with respect to a Fund's Institutional Shares. You should note that any fees that are charged by the Funds' Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in the fees and expenses described above.

     Example:

          Let's say, hypothetically, that the annual return of the Shares of each Fund is 5%, and that operating expenses are as described above. For every $1,000 you invested in a Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                        1 Year    3 Years   5 Years   10 Years
                                        ------    -------   -------   --------

Prime Fund Institutional Shares ......  $         $         $         $
Prime Fund Service Shares ............  $         $         $         $
Treasury Fund Institutional Shares ...  $         $         $         $
Treasury Fund Service Shares .........  $         $         $         $
Tax-Exempt Fund Institutional
  Shares .............................  $         $         $         $
Tax-Exempt Fund Service Shares .......  $         $         $         $


_________________



The example shown above should not be considered a representation of past or future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.

                            *     *     *     *     *

(3) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Financial Highlights" on pages 4 and 5 of the Prospectus:

Financial Highlights

The Financial Highlights below for the Fiscal Year ended November 30, 1997 have been audited by [_____________________], The Funds' Independent Accountants, whose unqualified report on the financial statements containing such information is [___________________________] into the Statement of Additional Information (which can be obtained free of charge by calling 800/637-3759). the Financial Highlights below for the Fiscal Year ended November 30, 1996 and prior periods were audited by the funds' former Independent Accountants. The Financial Highlights should be read along with the financial statements and related notes. further information about each fund's performance is contained in that fund's Annual Report to Shareholders for the Fiscal Year ended November 30, 1997, which may be obtained without charge from the distributor.

 Financial Highlights

     Financial highlights for an Institutional Share of the Prime Fund outstanding throughout each of the periods indicated:





                                                                                     Year Ended
                                                     ------------------------------------------------------------------------
                                                     November 30,   November 30,   November 30,   November 30,   November 30,
                                                         1997           1996  (b)      1995           1994           1993
                                                     ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period  . . . . . .                     $   1.0002     $   1.0000     $   0.9999     $   1.0001
                                                                      ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income . . . . . . . . . . . . .                         0.0519         0.0566         0.0390         0.0316
  Net realized gains (losses) on securities . . .                         0.0000         0.0002        (0.0028)       (0.0001)
                                                                      ----------     ----------     ----------     ----------
  Total income from investment operations . . . .                         0.0519         0.0568         0.0362         0.0315
                                                                      ----------     ----------     ----------       --------

Less dividends and distributions:
  Dividends from net investment income. . . . . .                        (0.0519)       (0.0566)        (0.030)       (0.0316)
  Distributions from net realized
    gains on securities . . . . . . . . . . . . .                        (0.0002)       (0.0000)       (0.0000)       (0.0001)
                                                                      ----------     ----------     ----------     ----------

Total dividends and distributions . . . . . . . .                        (0.0521)       (0.0566)       (0.0390)       (0.0317)
                                                                      ----------     ----------     ----------     ----------
Voluntary capital contribution. . . . . . . . . .                         0.0000         0.0000         0.0029         0.0000
                                                                      ----------     ----------     ----------      ---------

Net change in net asset value . . . . . . . . . .                        (0.0002)        0.0002         0.0001        (0.0002)
                                                                      ----------     ----------     ----------     ----------


Net asset value, end of period. . . . . . . . . .                    $    1.0000    $    1.0002    $    1.0000    $    0.9999
                                                                      ----------     ----------     ----------     ----------
                                                                      ----------     ----------     ----------     ----------

Total return. . . . . . . . . . . . . . . . . . .                           5.34%          5.81%          3.97%          3.21%
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .                    $   598,009    $   462,726    $   413,541    $   510,683

  Ratio of expenses to average net assets . . . .                           0.38%          0.37%          0.37%          0.35%
  Ratio of net investment income to average
    net assets. . . . . . . . . . . . . . . . . .                           5.19%          5.66%          3.92%          3.21%
  Ratio of expenses to average net assets** . . .                           0.42%          0.39%           (a)            (a)
  Ratio of net investment income to average
    net assets**. . . . . . . . . . . . . . . . .                           5.15%          5.64%           (a)            (a)


                                                                      Year Ended
                                                     ------------------------------------------   Period Ended
                                                     November 30,   November 30,   November 30,   November 30,
                                                         1992           1991           1990           1989*
                                                     ------------   ------------   ------------   ------------
Net asset value, beginning of period. . . . . . .     $    1.0000     $   0.9999     $   0.9999      $  1.0000
                                                       ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income . . . . . . . . . . . . .          0.0407         0.0637         0.0805         0.0890
  Net realized gains (losses) on securities . . .          0.0001         0.0001         0.0000        (0.0001)
                                                       ----------     ----------     ----------     ----------

  Total income from investment operations . . . .          0.0408         0.0638         0.0805         0.0889
                                                       ----------     ----------     ----------     ----------

Less dividends and distributions:
  Dividends from net investment income. . . . . .         (0.0407)       (0.0637)       (0.0805)       (0.0890)

  Distributions from net realized
    gains on securities . . . . . . . . . . . . .         (0.0000)       (0.0000)       (0.0000)       (0.0000)
                                                       ----------     ----------     ----------     ----------

Total dividends and distributions . . . . . . . .         (0.0407)       (0.0637)       (0.0805)       (0.0890)
                                                       ----------     ----------     ----------     ----------

Voluntary capital contribution. . . . . . . . . .          0.0000         0.0000         0.0000         0.0000
                                                       ----------     ----------     ----------     ----------

Net change in net asset value . . . . . . . . . .          0.0001         0.0001         0.0000        (0.0001)
                                                       ----------     ----------     ----------     ----------

Net asset value, end of period. . . . . . . . . .     $    1,0001     $   1,0000     $   0,9999     $   0,9999
                                                       ----------     ----------     ----------     ----------
                                                       ----------     ----------     ----------     ----------

Total return. . . . . . . . . . . . . . . . . . .            4.14%          6.56%          8.36%          9.27%++
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .     $  1,947,016     $  512,919     $  278,419     $  192,628

  Ratio of expenses to average net assets . . . .            0.37%          0.40%          0.39%          0.36%+
  Ratio of net investment income to average
    net assets. . . . . . . . . . . . . . . . . .            3.84%          6.27%          8.03%          9.00%+
  Ratio of expenses to average net assets** . . .             (a)           0.42%          0.45%          0.44%+
  Ratio of net investment income to average
    net assets**. . . . . . . . . . . . . . . . .             (a)           6.25%          7.97%          8.92%+

-------------------------------------------


* For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a)  There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

     Financial highlights for a Service Share of the Prime Fund outstanding throughout each of the periods indicated:



                                                                      Year Ended
                                                     ---------------------------------------------------------
                                                     November 30,   November 30,   November 30,   November 30,
                                                            1997        1996(b)         1995           1994
                                                     ------------   ------------   ------------   ------------
Net asset value, beginning of period. . . . . . .                     $   1.0002     $   1.0000     $   0.9999
                                                                       ----------    -----------     ----------
Income from investment operations:
  Net investment income . . . . . . . . . . . . .                         0.0486         0.0536         0.0355
  Net realized gains (losses) on securities . . .                         0.0000         0.0002        (0.0028)
                                                                      ----------    -----------     ----------

  Total income from investment operations . . . .                         0.0486         0.0538         0.0327
                                                                      ----------    -----------     ----------

Less dividends and distributions:
  Dividends from net investment income. . . . . .                       (0.0486)       (0.0536)       (0.0355)

  Distributions from net realized gains on
    securities. . . . . . . . . . . . . . . . . .                       (0.0002)       (0.0000)        0.0000
                                                                      ----------    -----------     ----------

Total dividends and distributions . . . . . . . .                       (0.0488)       (0.0536)       (0.0355)
                                                                      ----------    -----------     ----------

Voluntary capital contribution. . . . . . . . . .                         0.0000         0.0000         0.0029
                                                                      ----------    -----------     ----------

Net change in net asset value . . . . . . . . . .                       (0.0002)        0.0002         0.0001
                                                                      ----------    -----------     ----------

Net asset value, end of period. . . . . . . . . .                     $   1,0000     $   1,0002     $   1,0000
                                                                      ----------    -----------     ----------
                                                                      ----------    -----------     ----------

Total return. . . . . . . . . . . . . . . . . . .                           4.99%          5.49%          3.61%
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .                     $  989,227     $  902,006     $  833,667
  Ratio of expenses to average net assets . . . .                           0.72%          0.72%          0.72%
  Ratio of net investment income to average
    net assets. . . . . . . . . . . . . . . . . .                           4.86%          5.31%          3.59%
  Ratio of expenses to
    average net assets**. . . . . . . . . . . . .                           0.77%          0.74%           (a)
  Ratio of net investment income to average net
    assets**. . . . . . . . . . . . . . . . . . .                           4.81%          5.29%           (a)

                                                                       Year Ended
                                                     ------------------------------------------   Period Ended
                                                     November 30,   November 30,   November 30,   November 30,
                                                         1993           1992           1991           1990*
                                                     ------------   ------------   ------------   ------------
Net asset value, beginning of period. . . . . . .      $   1.0001     $   1.0000     $   0.9999     $   1.0000
                                                       ----------     ----------    -----------     ----------

Income from investment operations:. . . . . . . .          0.0281         0.0371         0.0602         0.0445
  Net investment income . . . . . . . . . . . . .         (0.0001)        0.0001         0.0001        (0.0001)
                                                       ----------     ----------    -----------     ----------

  Net realized gains (losses) on securities . . .          0.0280         0.0372         0.0603         0.0444
                                                       ----------     ----------    -----------     ----------

  Total income from investment operations

Less dividends and distributions: . . . . . . . .         (0.0281)       (0.0371)       (0.0602)       (0.0445)
  Dividends from net investment income
  Distributions from net realized gains on. . . .         (0.0001)       (0.0000)       (0.0000)       (0.0000)
                                                       ----------     ----------    -----------     ----------
    securities. . . . . . . . . . . . . . . . . .         (0.0282)       (0.0371)       (0.0602)       (0.0445)
                                                       ----------     ----------    -----------     ----------

Total dividends and distributions . . . . . . . .          0.0000         0.0000         0.0000         0.0000
                                                       ----------     ----------    -----------     ----------

Voluntary capital contribution. . . . . . . . . .         (0.0002)        0.0001         0.0001        (0.0001)
                                                       ----------     ----------    -----------     ----------

Net change in net asset value . . . . . . . . . .      $   0.9999     $   1.0001         1.0000         0.9999
                                                       ----------     ----------    -----------     ----------
                                                       ----------     ----------    -----------     ----------

Net asset value, end of period. . . . . . . . . .            2.85%          3.78%          6.19%          4.54%++
Total return
Ratios/supplemental data: . . . . . . . . . . . .      $  619,149     $   548,622    $    182,928     $     7,202
  Net assets, end of period (000s). . . . . . . .            0.71%          0.72%           0.75%          0.75%+
  Ratio of expenses to average net assets . . . .
  Ratio of net investment income to average
    net assets. . . . . . . . . . . . . . . . . .            2.80%          3.54%          5.63%          7.51%+
  Ratio of expenses to
    average net assets**  . . . . . . . . . . .               (a)            (a)           0.77%          0.80%+
  Ratio of net investment income to average net
    assets** . . . . . . . . . . . . . . . . . . .            (a)            (a)           5.61%          7.46%+

----------------------




*    For the period May 1, 1990 (initial offering date) through November 30,
     1990.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a)  There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

 Financial highlights for an Institutional Share of the Treasury Fund outstanding throughout each of the periods indicated:




                                                                                                            Year Ended
                                                       ------------------------------------------------------------------------
                                                       November 30,   November 30,   November 30,   November 30,   November 30,
                                                          1997          1996(b)          1995           1994           1993
                                                       ------------   ------------   ------------   ------------   ------------

Net asset value, beginning of period. . . . . . .                        $0.9996        $0.9999        $1.0000        $1.0000
                                                                         -------        -------        -------        -------

Income from investment operations:
  Net investment income . . . . . . . . . . . . .                         0.0494         0.0548         0.0368         0.0291
  Net realized gains (losses) on
    securities. . . . . . . . . . . . . . . . . .                        (0.0003)       (0.0003)       (0.0001)        0.0000
                                                                         -------        -------        -------        -------

  Total income from investment operations . . . .                         0.0491         0.0545         0.0367         0.0291
                                                                         -------        -------        -------        -------

Dividends from net investment income. . . . . . .                        (0.0494)       (0.0548)       (0.0368)       (0.0291)
                                                                         -------        -------        -------        -------

Net change in net asset value . . . . . . . . . .                        (0.0003)       (0.0003)       (0.0001)        0.0000
                                                                         -------        -------        -------        -------

Net asset value, end of period. . . . . . . . . .                        $0.9993        $0.9996        $0.9999        $1.0000


Total return. . . . . . . . . . . . . . . . . . .                           5.05%          5.62%          3.74%          2.95%

Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .                       $218,020       $236,392       $283,920       $501,377
  Ratio of operating expenses to
    average net assets. . . . . . . . . . . . . .                           0.40%          0.40%          0.39%          0.40%
  Ratio of interest expense to average
    net assets. . . . . . . . . . . . . . . . . .                           0.07%(c)       0.00%          0.00%          0.00%
                                                                         -------        -------        -------        -------
  Ratio of total expense to average
    net assets. . . . . . . . . . . . . . . . . .                           0.47%          0.40%          0.39%          0.40%
                                                                         -------        -------        -------        -------
                                                                         -------        -------        -------        -------
  Ratio of net investment income to average net
    assets. . . . . . . . . . . . . . . . . . . .                           4.97%          5.49%          3.73%          2.91%
  Ratio of operating expenses to average
    net assets**. . . . . . . . . . . . . . . . .                           0.42%          0.42%           (a)            (a)
  Ratio of interest expense to average
    net assets. . . . . . . . . . . . . . . . . .                           0.07%(c)       0.00%           (a)            (a)
                                                                         -------        -------        -------        -------
  Ratio of total expenses to average
    net assets**. . . . . . . . . . . . . . . . .                           0.49%          0.42%           (a)            (a)
                                                                         -------        -------        -------        -------
                                                                         -------        -------        -------        -------
  Ratio of net investment income to average
    net assets**. . . . . . . . . . . . . . . . .                           4.95%          5.46%           (a)            (a)

-------------------------

                                                                     Year Ended
                                                      ------------------------------------------   Period Ended
                                                      November 30,   November 30,   November 30,   November 30,
                                                          1992           1991           1990           1989*
                                                      ------------   ------------   ------------   ------------

Net asset value, beginning of period. . . . . . .        $1.0000        $1.0000        $1.0000        $1.0000
                                                         -------        -------        -------        -------

Income from investment operations:
  Net investment income . . . . . . . . . . . . .         0.0368         0.0590         0.0776         0.0856
  Net realized gains (losses) on
    securities. . . . . . . . . . . . . . . . . .         0.0000         0.0000         0.0000         0.0000
                                                         -------        -------        -------        -------

  Total income from investment operations . . . .         0.0368         0.0590         0.0776         0.0856
                                                         -------        -------        -------        -------

Dividends from net investment income. . . . . . .        (0.0368)       (0.0590)       (0.0776)       (0.0856)
                                                         -------        -------        -------        -------

Net change in net asset value . . . . . . . . . .         0.0000         0.0000         0.0000         0.0000
                                                         -------        -------        -------        -------

Net asset value, end of period. . . . . . . . . .        $1.0000        $1.0000        $1.0000        $1.0000
                                                         -------        -------        -------        -------

Total return. . . . . . . . . . . . . . . . . . .           3.75%          6.07%          8.04%          8.90%++

Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .       $452,170       $575,103       $416,131       $349,183
  Ratio of operating expenses to
    average net assets. . . . . . . . . . . . . .           0.38%          0.40%          0.38%          0.73%+
  Ratio of interest expense to average
    net assets. . . . . . . . . . . . . . . . . .           0.00%          0.00%          0.00%          0.00%+
                                                         -------        -------        -------        -------
  Ratio of total expense to average
    net assets. . . . . . . . . . . . . . . . . .           0.38%          0.40%          0.38%          0.73%+
                                                         -------        -------        -------        -------
                                                         -------        -------        -------        -------
  Ratio of net investment income to average net
    assets. . . . . . . . . . . . . . . . . . . .           3.74%          5.86%          7.75%          8.69%+
  Ratio of operating expenses to average
    net assets**. . . . . . . . . . . . . . . . .            (a)           0.41%          0.41%          0.77%+
  Ratio of interest expense to average
    net assets. . . . . . . . . . . . . . . . . .            (a)           0.00%          0.00%          0.00%+
                                                         -------        -------        -------        -------
  Ratio of total expenses to average
    net assets**. . . . . . . . . . . . . . . . .            (a)           0.41%          0.41%          0.77%+
                                                         -------        -------        -------        -------
                                                         -------        -------        -------        -------
  Ratio of net investment income to average
    net assets**. . . . . . . . . . . . . . . . .            (a)           5.85%          8.13%          8.65%+

-------------------------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b)  Effective June 29, 1996, Barnett Capital Advisors, Inc. became the
     Fund's investment adviser.
(c)  Represents interest expense on reverse repurchase agreements.

     Financial highlights for a Service Share of the Treasury Fund outstanding throughout each of the periods indicated:



                                                                                                            Year Ended
                                                       ------------------------------------------------------------------------
                                                       November 30,   November 30,   November 30,   November 30,   November 30,
                                                          1997          1996(b)          1995          1994           1993
                                                       ------------   ------------   ------------   ------------   ------------

Net asset value, beginning of period. . . . . . .                        $0.9996        $0.9999        $1.0000        $1.0000
                                                                         -------        -------        -------        -------

Income from investment operations:
 Net investment income. . . . . . . . . . . . . .                         0.0463         0.0513         0.0331         0.0256
 Net realized loss on securities. . . . . . . . .                        (0.0001)       (0.0003)       (0.0001)        0.0000
                                                                         -------        -------        -------        -------

 Total income from investment operations. . . . .                         0.0462         0.0510         0.0330         0.0256
                                                                         -------        -------        -------        -------

Dividends from net investment income. . . . . . .                        (0.0463)       (0.0513)       (0.0331)       (0.0256)
                                                                         -------        -------        -------        -------

Net change in net asset value . . . . . . . . . .                        (0.0001)       (0.0003)       (0.0001)        0.0000
                                                                         -------        -------        -------        -------

Net asset value, end of period. . . . . . . . . .                        $0.9995        $0.9996        $0.9999        $1.0000
                                                                         -------        -------        -------        -------
                                                                         -------        -------        -------        -------

Total return. . . . . . . . . . . . . . . . . . .                           4.72%          5.25%          3.36%          2.59%
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .                       $682,628       $525,609       $591,991       $403,809
Ratio of operating expenses to average net assets                           0.75%          0.75%          0.74%          0.75%
Ratio of interest expense to average net assets .                           0.07%(c)       0.00%          0.00%          0.00%
                                                                         -------        -------        -------        -------
Ratio of total expenses to average net assets . .                           0.82%          0.75%          0.74%          0.75%
                                                                         -------        -------        -------        -------
                                                                         -------        -------        -------        -------
Ratio of net investment income to average net
     net assets                                                             4.62%          5.13%          3.38%          2.56%
Ratio of operating expenses to average net
     net assets**                                                           0.77%          0.77%           (a)            (a)
Ratio of interest expense to average
     net assets .                                                           0.07%(c)       0.00%           (a)            (a)
                                                                         -------        -------        -------        -------

Ratio of total expenses to average net assets** .                           0.84%          0.77%           (a)            (a)
                                                                         -------        -------        -------        -------
                                                                         -------        -------        -------        -------
Ratio of net investments income to average net
  assets**. . . . . . . . . . . . . . . . . . . .                           4.60%          5.11%           (a)            (a)




                                                               Year Ended
                                                      ---------------------------  Period Ended
                                                      November 30,   November 30,   November 30,
                                                         1992           1991           1990*
                                                      ------------   ------------   ------------

Net asset value, beginning of period. . . . . . .        $1.0000        $1.0000        $1.0000
                                                         -------        -------        -------

Income from investment operations:
 Net investment income. . . . . . . . . . . . . .         0.0333         0.0555         0.0428
 Net realized loss on securities. . . . . . . . .         0.0000         0.0000         0.0000
                                                         -------        -------        -------

 Total income from investment operations. . . . .         0.0333         0.0555         0.0428
                                                         -------        -------        -------

Dividends from net investment income. . . . . . .        (0.0333)       (0.0555)       (0.0428)
                                                         -------        -------        -------

Net change in net asset value . . . . . . . . . .         0.0000         0.0000         0.0000
                                                         -------        -------        -------

Net asset value, end of period. . . . . . . . . .        $1.0000        $1.0000        $1.0000
                                                         -------        -------        -------
                                                         -------        -------        -------

Total return. . . . . . . . . . . . . . . . . . .           3.39%          5.70%          4.36%++
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .       $372,691       $219,912         $6,862
Ratio of operating expenses to average net assets           0.73%          0.75%          0.75%+
Ratio of interest expense to average net assets .           0.00%          0.00%          0.00%+
                                                         -------        -------        -------
Ratio of total expenses to average net assets . .           0.73%          0.75%          0.75%+
                                                         -------        -------        -------
                                                         -------        -------        -------
Ratio of net investment income to average
   net assets                                              3.30%          5.09%          7.24%+
Ratio of operating expenses to averag
   net assets**                                             (a)           0.76%          0.77%+
Ratio of interest expense to average
   net assets .                                             (a)           0.00%          0.00%+
                                                         -------        -------        -------
                                                         -------        -------        -------
Ratio of total expenses to average
   net assets** .                                            (a)           0.76%          0.77%+
                                                         -------        -------        -------
                                                         -------        -------        -------
Ratio of net investments income to average net
  assets**. . . . . . . . . . . . . . . . . . . .            (a)           5.08%          7.22%+

-------------------------------------------

*    For the period May 1, 1990 (initial offering date) through November 30,
     1990.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.
(c)  Represents interest expense on reverse repurchase agreements.

     Financial highlights for an Institutional Share of the Tax-Exempt Fund outstanding throughout each of the periods indicated:


                                                                                                            YEAR ENDED
                                                       ------------------------------------------------------------------------
                                                       November 30,   November 30,   November 30,   November 30,   November 30,
                                                          1997(a)       1996(b)          1995           1994           1993
                                                       ------------   ------------   ------------   ------------   ------------


Net asset value, beginning of period. . . . . . .                        $0.9996        $0.9999        $0.9999        $0.9998
                                                                         -------        -------        -------        -------

Income from investment operations:
  Net investment income . . . . . . . . . . . . .                         0.0324         0.0355         0.0242         0.0214
  Net realized and unrealized gains
    (losses) on securities. . . . . . . . . . . .                         0.0000        (0.0003)        0.0000         0.0001
                                                                         -------        -------        -------        -------

  Total income from investment operations . . . .                         0.0324         0.0352         0.0242         0.0215
                                                                         -------        -------        -------        -------
Dividends from net investment income. . . . . . .                        (0.0324)       (0.0355)       (0.0242)       (0.0214)
                                                                         -------        -------        -------        -------
Net change in net asset value . . . . . . . . . .                         0.0000        (0.0003)        0.0000         0.0001
                                                                         -------        -------        -------        -------
Net asset value, end of period. . . . . . . . . .                        $0.9996        $0.9996        $0.9999        $0.9999
                                                                         -------        -------        -------        -------
                                                                         -------        -------        -------        -------

Total return. . . . . . . . . . . . . . . . . . .                           3.29%          3.61%          2.45%          2.16%
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .                       $145,592       $156,353       $162,856       $147,525
  Ratio of expenses to average net assets . . . .                           0.34%          0.40%          0.40%          0.40%
  Ratio of net investment income to average
    assets. . . . . . . . . . . . . . . . . . . .                           3.23%          3.53%          2.42%          2.13%
  Ratio of expenses to average net assets** . . .                           0.45%          0.52%          0.46%          0.56%
  Ratio of net investment income to average
    net assets**. . . . . . . . . . . . . . . . .                           3.12%          3.41%          2.36%          1.97%

-----------------

                                                                       Year Ended
                                                       ------------------------------------------   Period Ended
                                                       November 30,   November 30,   November 30,   November 30,
                                                           1992           1991           1990           1989*
                                                       ------------   ------------   ------------   -------------


Net asset value, beginning of period. . . . . . .         $0.9998        $0.9997        $0.9998        $1.0000
                                                          -------        -------        -------        -------

Income from investment operations:
  Net investment income . . . . . . . . . . . . .          0.0290         0.0446         0.0560         0.0605
  Net realized and unrealized gains
    (losses) on securities. . . . . . . . . . . .          0.0000         0.0001        (0.0001)       (0.0002)
                                                          -------        -------        -------        -------

  Total income from investment operations . . . .          0.0290         0.0447         0.0559         0.0603
                                                          -------        -------        -------        -------
Dividends from net investment income. . . . . . .         (0.0290)       (0.0446)       (0.0560)       (0.0605)
                                                          -------        -------        -------        -------
Net change in net asset value . . . . . . . . . .          0.0000         0.0001        (0.0001)       (0.0002)
                                                          -------        -------        -------        -------
Net asset value, end of period. . . . . . . . . .         $0.9998        $0.9998        $0.9997        $0.9998
                                                          -------        -------        -------        -------
                                                          -------        -------        -------        -------

Total return. . . . . . . . . . . . . . . . . . .            2.94%          4.55%          5.74%          6.22%++
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .        $158,692       $122,151       $124,270       $143,211
  Ratio of expenses to average net assets . . . .            0.40%          0.39%          0.38%          0.36%+
  Ratio of net investment income to average
    assets. . . . . . . . . . . . . . . . . . . .            2.88%          4.46%          5.60%          6.14%+
  Ratio of expenses to average net assets** . . .            0.57%          0.54%          0.53%          0.51%+
  Ratio of net investment income to average
    net assets**. . . . . . . . . . . . . . . . .            2.71%          4.31%          5.45%          5.99%+

-------------------------------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
+++ Effective April 2, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment sub-adviser.
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

 Financial highlights for a Service Share of the Tax-Exempt Fund outstanding throughout each of the periods indicated:


                                                                                                            Year Ended
                                                       ------------------------------------------------------------------------
                                                       November 30,   November 30,   November 30,   November 30,   November 30,
                                                          1997(a)       1996(b)          1995          1994           1993
                                                       ------------   ------------   ------------   ------------   ------------

Net asset value, beginning of period. . . . . . .                        $0.9996        $0.9999        $0.9999        $0.9998
                                                                         -------        -------        -------        -------

Income from investment operations:
  Net investment income . . . . . . . . . . . . .                         0.0283         0.0319         0.0206         0.0179
  Net realized and unrealized gains (losses) on
    securities. . . . . . . . . . . . . . . . . .                         0.0000        (0.0003)        0.0000         0.0001
                                                                         -------        -------        -------        -------

  Total from investment operations. . . . . . . .                         0.0283         0.0316         0.0206         0.0180
                                                                         -------        -------        -------        -------

  Dividends from net investment income. . . . . .                        (0.0283)       (0.0319)       (0.0206)       (0.0179)
                                                                         -------        -------        -------        -------

  Net change in net asset value . . . . . . . . .                         0.0000        (0.0003)        0.0000         0.0001
                                                                         -------        -------        -------        -------

Net asset value, end of period. . . . . . . . . .                        $0.9996        $0.9996        $0.9999        $0.9999
                                                                         -------        -------        -------        -------
                                                                         -------        -------        -------        -------

Total return. . . . . . . . . . . . . . . . . . .                           2.87%          3.24%          2.08%          1.80%
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .                         $2,861         $2,855         $4,028           $487
  Ratio of expenses to average net assets . . . .                           0.75%          0.75%          0.75%          0.75%
  Ratio of net investment income to average net
    assets. . . . . . . . . . . . . . . . . . . .                           2.83%          3.19%          2.17%          1.75%
  Ratio of expenses to average net asset**. . . .                           1.03%          1.20%          1.59%          0.92%
  Ratio of net investment income to average net
    assets**. . . . . . . . . . . . . . . . . . .                           2.55%          2.74%          1.33%          1.58%

-------------------------




                                                       ---------------------------  Period Ended
                                                       November 30,   November 30,   November 30,
                                                          1992           1991           1990*
                                                       ------------   ------------   ------------

Net asset value, beginning of period. . . . . . .         $0.9998        $0.9997        $1.0000
                                                          -------        -------        -------

Income from investment operations:
  Net investment income . . . . . . . . . . . . .          0.0255         0.0411         0.0304
  Net realized and unrealized gains (losses) on
    securities. . . . . . . . . . . . . . . . . .          0.0000         0.0001        (0.0003)
                                                          -------        -------        -------

  Total from investment operations. . . . . . . .          0.0255         0.0412         0.0301
                                                          -------        -------        -------

  Dividends from net investment income. . . . . .         (0.0255)       (0.0411)       (0.0304)
                                                          -------        -------        -------

  Net change in net asset value . . . . . . . . .          0.0000         0.0001        (0.0003)
                                                          -------        -------        -------

Net asset value, end of period. . . . . . . . . .         $0.9998        $0.9998        $0.9997
                                                          -------        -------        -------
                                                          -------        -------        -------

Total return. . . . . . . . . . . . . . . . . . .            2.58%          4.19%          2.61%++
Ratios/supplemental data:
  Net assets, end of period (000s). . . . . . . .            $111            $11         $1,943
  Ratio of expenses to average net assets . . . .            0.75%          0.75%          0.75%+
  Ratio of net investment income to average net
    assets. . . . . . . . . . . . . . . . . . . .            2.65%          5.08%          5.17%+
  Ratio of expenses to average net asset**. . . .            0.92%          0.91%          0.94%+
  Ratio of net investment income to average net
    assets**. . . . . . . . . . . . . . . . . . .            2.48%          4.92%          4.98%+

-------------------------------------

*    For the period May 1, 1990 (initial offering date) through November
     30,1990.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
+++ Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment sub-adviser.
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                            *     *     *     *     *

(4) The first paragraph of the section entitled "INVESTING IN EMERALD FUNDS - Your Money Manager" on page 18 of the Prospectus is deleted and replaced with the following:

Barnett Capital Advisors, Inc. (referred to as the "Adviser") serves as investment adviser for Emerald Funds and Rodney Square Management Corporation (referred to as the "Sub-Adviser") a wholly-owned subsidiary of Wilmington Trust Company, serves as sub-adviser to the Tax-Exempt Fund. The Adviser is an indirect wholly-owned subsidiary of NationsBank Corporation. Barnett is a corporation headquartered in Florida.

                            *     *     *     *     *

(5) The address on page 22 of the Prospectus to which shareholders are directed to send written elections to receive dividend and distribution payments in cash or changes to any previous elections has been changed to:

          Emerald Funds
          c/o BISYS Fund Services, Inc.
          P.O. Box 182697
          Columbus, Ohio 43218-2697

                            *     *     *     *     *

(6) The third sentence of the last paragraph of the section entitled "THE EMERALD FAMILY OF FUNDS" on pages 23 and 24 of the Prospectus is deleted and replaced with the following:

     As of ______________, 1998, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds.

                              *     *     *     *     *

(7) The first bullet point of the second paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Fund Management" on page 25 of the Prospectus is deleted and replaced with the following:

     Marshall M. Criser, Chairman of the Board, is Of Counsel of the law firm of McGuire, Woods, Battle & Boothe LLP.

                            *     *     *     *     *

(8) The address on page 26 of the Prospectus for BISYS Fund Services, Inc., the Trust's transfer and dividend paying agent, has been changed to the following:

     3435 Stelzer Road
     Columbus, Ohio 43219-3035

                            *     *     *     *     *

(9) The first paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Fund Management -- Adviser and Sub-Adviser" on page 26 of the Prospectus is deleted and replaced with the following:

     As of December 31, 1997, Barnett had approximately $_______ billion under active management. Barnett is an indirect wholly-owned subsidiary of NationsBank Corporation. Wilmington Trust Company, the Sub-Adviser's parent organization and a Delaware banking corporation, is in turn a wholly-owned subsidiary of Wilmington Trust Corporation, a registered bank holding corporation. The Sub-Adviser provides management services to a number of mutual funds with total assets on December 31, 1997 of $__________ billion.

                            *     *     *     *     *

(10) The third paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Fund Management -- Expenses" on page 27 of the Prospectus is deleted and replaced with the following:

     For the fiscal year ended November 30, 1997, the Adviser received fees, after waivers, at the effective annual rates of .___%, .___% and .___% of the average daily net assets of the Prime, Treasury and Tax-Exempt Funds, respectively. All the funds that Barnett received for the Tax-Exempt Fund were paid to the Sub-Adviser pursuant to the fee arrangement described above.

                            *     *     *     *     *

(11) The last paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Fund Management -- Expenses" on page 27 of the Prospectus is deleted and replaced with the following:

     For the fiscal year ended November 30, 1997, the Prime, Treasury and Tax-Exempt Funds' ratios of ordinary operating expenses to average net assets after waivers were ____% and ____%, ____% and ____%, and ____% and ____% for
Institutional Shares and Service Shares, respectively.

                            *     *     *     *     *

(12) (a) The last sentence of the fourth paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Tax Implications - Federal Taxes" on page 28 of the Prospectus is deleted and replaced with the following:

     In addition, corporations will need to take into account all exempt-interest dividends paid by the Fund in determining certain adjustments for the federal alternative minimum tax.

     (b) The fifth paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Tax Implications - Federal Taxes" on pages 28 of the Prospectus is deleted and replaced with the following:

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the assets the sale of which generated the capital gains.

                                 EMERALD FUNDS

              PROSPECTUS FOR PRIME, TREASURY AND TAX-EXEMPT FUNDS

    This Prospectus relates to the Institutional Shares and Service Shares of the PRIME FUND, TREASURY FUND AND TAX-EXEMPT FUND (the "Funds"). The Prime and Treasury Funds each seek to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value. The Tax-Exempt Fund seeks to provide a high level of current income exempt from Federal income taxes, consistent with liquidity, the preservation of capital and a stable net asset value.

    Institutional Shares and Service Shares are sold by Emerald Asset Management, Inc. and selected broker-dealers to Barnett Bank, N.A. ("Barnett") Jacksonville, Florida, its affiliated and correspondent banks and other institutions acting on behalf of themselves and persons maintaining qualified accounts at such banks and institutions. Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Barnett, its affiliated and correspondent banks and other institutions may charge their customer accounts for services provided in connection with the purchase or redemption of shares.

    This Prospectus describes concisely the information about the Funds that you should consider before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information dated April 1, 1997 that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 1-800-637-3759, and is incorporated by reference into (considered part of) the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANK, N.A. OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE THE FUNDS ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT CAPITAL ADVISORS, INC. SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUNDS' DISTRIBUTOR.

                                 April 1, 1997

                 SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

    ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

    Below is information regarding the Funds' operating expenses for Institutional Shares and Service Shares of the Prime, Treasury and Tax-Exempt Funds. Examples based on this information are also provided.

                                                                                            TAX-         TAX-
                               PRIME        PRIME       TREASURY         TREASURY          EXEMPT       EXEMPT
                               FUND         FUND          FUND             FUND             FUND         FUND
                           INSTITUTIONAL   SERVICE    INSTITUTIONAL       SERVICE       INSTITUTIONAL   SERVICE
                              SHARES       SHARES        SHARES           SHARES           SHARES       SHARES
                           -------------  ---------   -------------      ---------      -------------  ---------
ANNUAL FUND OPERATING
 EXPENSES
 AFTER FEE WAIVERS AND
 EXPENSE REIMBURSEMENTS
 (as a percent of average net assets)
Advisory Fees (After Fee
 Waivers)(2).............         0.22%       0.22%       0.24%             0.24%              0.15%       0.15%
All Other Expenses (After
 Expense
 Reimbursements)(2)......         0.15%       0.49%       0.14%             0.49%              0.18%       0.60%
                                 ------   ---------      ------          ---------            ------   ---------
Total Fund Operating
 Expenses
 (After Fee Waivers and
 Expense
 Reimbursements)(2)......         0.37%       0.71%       0.38%(1)          0.73%(1)           0.33%       0.75%
                                 ------   ---------      ------          ---------            ------   ---------
                                 ------   ---------      ------          ---------            ------   ---------

------------
(1) See "Financial Highlights" below for information about the additional interest expense of 0.07% paid by the Treasury Fund on reverse repurchase agreements during the last fiscal year.

(2) This expense information is provided to help you understand the expenses you would bear either directly or indirectly as a shareholder of one of the Funds. The operating expenses for the Funds have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year.

    Without fee waivers by the Adviser, investment management fees as a percentage of net assets would be 0.25% for each Fund. Absent these waivers and other expense reimbursements, the total operating expenses for the Institutional Shares and Service Shares would be the following: 0.40% and 0.74%, respectively, for the Prime Fund; 0.39% and 0.74%, respectively, for the Treasury Fund; and 0.43% and 1.21%, respectively, for the Tax-Exempt Fund. The Adviser may waive its fees and/or reimburse expenses of the Funds from time to time. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. Service Shares bear the expenses incurred under the Fund's Shareholder Processing and Services Plan at a rate not to exceed .35% (annualized) of the average daily net asset value of the outstanding Service Shares. These fees are paid to institutions ("Service Organizations") for support services they provide to the beneficial owners of such Shares, which may include sub-accounting, processing of dividend payments and the placing of purchase and redemption orders. These fees are not paid with respect to a Fund's Institutional Shares. You should note that any fees that are charged by the Funds' Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

EXAMPLE:

    Let's say, hypothetically, that the annual return of the Shares of each Fund is 5%, and that operating expenses are as described above. For every $1,000 you invested in a Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                 1       3       5      10
                                               YEAR    YEARS   YEARS   YEARS
                                               -----   -----   -----   -----
Prime Fund Institutional Shares..............  $  4    $ 12    $ 21    $ 47
Prime Fund Service Shares....................  $  7    $ 23    $ 40    $ 88
Treasury Fund Institutional Shares...........  $  4    $ 12    $ 21    $ 48
Treasury Fund Service Shares.................  $  7    $ 23    $ 41    $ 91
Tax-Exempt Fund Institutional Shares.........  $  3    $ 11    $ 19    $ 42
Tax-Exempt Fund Service Shares...............  $  8    $ 24    $ 42    $ 93

------------
THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

    THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, EMERALD FUNDS' INDEPENDENT ACCOUNTANTS FOR THE FISCAL PERIODS SHOWN, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR EACH OF THE FIVE YEARS ENDED NOVEMBER 30, 1996, ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/637-3759). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT THE FUNDS' PERFORMANCE IS CONTAINED IN THE FUNDS' ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.

    Financial highlights for an Institutional Share of the PRIME FUND outstanding throughout each of the periods indicated:

                                                                YEAR ENDED
                     ------------------------------------------------------------------------------------------------  PERIOD ENDED
                     NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                       1996(B)         1995          1994          1993          1992          1991          1990         1989*
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............   $ 1.0002      $ 1.0000      $ 0.9999      $ 1.0001     $   1.0000     $ 0.9999      $ 0.9999      $ 1.0000
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income from
 investment
 operations:
  Net investment
   income...........     0.0519        0.0566        0.0390        0.0316         0.0407       0.0637        0.0805        0.0890
  Net realized gains
   (losses) on
   securities.......     0.0000        0.0002       (0.0028)      (0.0001)        0.0001       0.0001        0.0000       (0.0001)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Total income from
   investment
   operations.......     0.0519        0.0568        0.0362        0.0315         0.0408       0.0638        0.0805        0.0889
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Less dividends and distributions:
  Dividends from net
   investment
   income...........    (0.0519)      (0.0566)      (0.0390)      (0.0316)       (0.0407)     (0.0637)      (0.0805)      (0.0890)
  Distributions from
   net realized
   gains on
   securities.......    (0.0002)      (0.0000)      (0.0000)      (0.0001)       (0.0000)     (0.0000)      (0.0000)      (0.0000)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends
   and
   distributions....    (0.0521)      (0.0566)      (0.0390)      (0.0317)       (0.0407)     (0.0637)      (0.0805)      (0.0890)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Voluntary capital
 contribution.......     0.0000        0.0000        0.0029        0.0000         0.0000       0.0000        0.0000        0.0000
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net change in net
 asset value........    (0.0002)       0.0002        0.0001       (0.0002)        0.0001       0.0001        0.0000       (0.0001)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END
 OF PERIOD..........   $ 1.0000      $ 1.0002      $ 1.0000      $ 0.9999     $   1.0001     $ 1.0000      $ 0.9999      $ 0.9999
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total return........       5.34%         5.81%         3.97%         3.21%          4.14%        6.56%         8.36%         9.27%++
RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of
   period (000s)....   $598,009      $462,726      $413,541      $510,683     $1,947,016     $512,919      $278,419      $192,628
  Ratio of expenses
   to average net
   assets...........       0.38%         0.37%         0.37%         0.35%          0.37%        0.40%         0.39%         0.36%+
  Ratio of net
   investment income
   to average net
   assets...........       5.19%         5.66%         3.92%         3.21%          3.84%        6.27%         8.03%         9.00%+
  Ratio of expenses
   to average net
   assets**.........       0.42%         0.39%           (a)           (a)            (a)        0.42%         0.45%         0.44%+
  Ratio of net
   investment income
   to average net
   assets**.........       5.15%         5.64%           (a)           (a)            (a)        6.25%         7.97%         8.92%+

-----------------
* For the period December 7, 1988 (commencement of operations) through November 30, 1989.

**    During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+     Annualized.

++    Not Annualized.

(a)   There were no waivers or reimbursements during the period.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

    Financial highlights for a Service Share of the PRIME FUND outstanding throughout each of the periods indicated:

                                                                 YEAR ENDED
                           ---------------------------------------------------------------------------------------   PERIOD ENDED
                           NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                             1996(B)          1995           1994           1993           1992           1991          1990*
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $    1.0002    $    1.0000    $    0.9999    $    1.0001    $    1.0000    $    0.9999    $    1.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Income from investment
 operations:
  Net investment
   income................       0.0486         0.0536         0.0355         0.0281         0.0371         0.0602         0.0445
  Net realized gains
   (losses) on
   securities............       0.0000         0.0002        (0.0028)       (0.0001)        0.0001         0.0001        (0.0001)
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Total income from
   investment
   operations............       0.0486         0.0538         0.0327         0.0280         0.0372         0.0603         0.0444
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and
 distributions:
  Dividends from net
   investment income.....      (0.0486)       (0.0536)       (0.0355)       (0.0281)       (0.0371)       (0.0602)       (0.0445)
  Distributions from net
   realized gains on
   securities............      (0.0002)       (0.0000)       (0.0000)       (0.0001)       (0.0000)       (0.0000)       (0.0000)
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Total dividends and
   distributions.........      (0.0488)       (0.0536)       (0.0355)       (0.0282)       (0.0371)       (0.0602)       (0.0445)
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Voluntary capital
 contribution............       0.0000         0.0000         0.0029         0.0000         0.0000         0.0000         0.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net change in net asset
 value...................      (0.0002)        0.0002         0.0001        (0.0002)        0.0001         0.0001        (0.0001)
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF
 PERIOD..................  $    1.0000    $    1.0002    $    1.0000    $    0.9999    $    1.0001    $    1.0000    $    0.9999
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total return.............         4.99%          5.49%          3.61%          2.85%          3.78%          6.19%          4.54%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s).........  $   989,227    $   902,006    $   833,667    $   619,149    $   548,622    $   182,928    $     7,202
  Ratio of expenses to
   average net assets....         0.72%          0.72%          0.72%          0.71%          0.72%          0.75%          0.75%+
  Ratio of net investment
   income to average net
   assets................         4.86%          5.31%          3.59%          2.80%          3.54%          5.63%          7.51%+
  Ratio of expenses to
   average net
   assets**..............         0.77%          0.74%            (a)            (a)            (a)          0.77%          0.80%+
  Ratio of net investment
   income to average net
   assets**..............         4.81%          5.29%            (a)            (a)            (a)          5.61%          7.46%+

-----------------
*     For the period May 1, 1990 (initial offering date) through November 30,
     1990.
**    During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+     Annualized.
++    Not Annualized.
(a)   There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

    Financial highlights for an Institutional Share of the TREASURY FUND outstanding throughout each of the periods indicated:

                                                                       YEAR ENDED
                          ----------------------------------------------------------------------------------------------------
                          NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                            1996(B)            1995           1994          1993          1992          1991          1990
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $ 0.9996         $ 0.9999       $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
Income from investment
 operations:
  Net investment
   income................     0.0494           0.0548         0.0368        0.0291        0.0368        0.0590        0.0776
  Net realized gains
   (losses) on
   securities............    (0.0003)         (0.0003)       (0.0001)       0.0000        0.0000        0.0000        0.0000
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
  Total income from
   investment
   operations............     0.0491           0.0545         0.0367        0.0291        0.0368        0.0590        0.0776
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
Dividends from net
 investment income.......    (0.0494)         (0.0548)       (0.0368)      (0.0291)      (0.0368)      (0.0590)      (0.0776)
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
Net change in net asset
 value...................    (0.0003)         (0.0003)       (0.0001)       0.0000        0.0000        0.0000        0.0000
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF
 PERIOD..................   $ 0.9993         $ 0.9996       $ 0.9999      $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
Total return.............       5.05%            5.62%          3.74%         2.95%         3.75%         6.07%         8.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s).........   $218,020         $236,392       $283,920      $501,377      $452,170      $575,103      $416,131
  Ratio of operating
   expenses to average
   net assets............       0.40%            0.40%          0.39%         0.40%         0.38%         0.40%         0.38%
  Ratio of interest
   expense to average net
   assets................       0.07%(c)         0.00%          0.00%         0.00%         0.00%         0.00%         0.00%
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
  Ratio of total expense
   to average net
   assets................       0.47%            0.40%          0.39%         0.40%         0.38%         0.40%         0.38%
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
  Ratio of net investment
   income to average net
   assets................       4.97%            5.49%          3.73%         2.91%         3.74%         5.86%         7.75%
  Ratio of operating
   expenses to average
   net assets**..........       0.42%            0.42%            (a)           (a)           (a)         0.41%         0.41%
  Ratio of interest
   expense to average net
   assets................       0.07%(c)         0.00%            (a)           (a)           (a)         0.00%         0.00%
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
  Ratio of total expenses
   to average net
   assets**..............       0.49%            0.42%            (a)           (a)           (a)         0.41%         0.41%
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
                          ------------     ------------   ------------  ------------  ------------  ------------  ------------
  Ratio of net investment
   income to average net
   assets**..............       4.95%            5.46%            (a)           (a)           (a)         5.85%         8.13%


                           PERIOD ENDED
                           NOVEMBER 30,
                              1989*
                           ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 1.0000
                           ------------
Income from investment
 operations:
  Net investment
   income................      0.0856
  Net realized gains
   (losses) on
   securities............      0.0000
                           ------------
  Total income from
   investment
   operations............      0.0856
                           ------------
Dividends from net
 investment income.......     (0.0856)
                           ------------
Net change in net asset
 value...................      0.0000
                           ------------
NET ASSET VALUE, END OF
 PERIOD..................    $ 1.0000
                           ------------
                           ------------
Total return.............        8.90%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s).........    $349,183
  Ratio of operating
   expenses to average
   net assets............        0.73%+
  Ratio of interest
   expense to average net
   assets................        0.00%+
                           ------------
  Ratio of total expense
   to average net
   assets................        0.73%+
                           ------------
                           ------------
  Ratio of net investment
   income to average net
   assets................        8.69%+
  Ratio of operating
   expenses to average
   net assets**..........        0.77%+
  Ratio of interest
   expense to average net
   assets................        0.00%+
                           ------------
  Ratio of total expenses
   to average net
   assets**..............        0.77%+
                           ------------
                           ------------
  Ratio of net investment
   income to average net
   assets**..............        8.65%+

-----------------
* For the period December 7, 1988 (commencement of operations) through November 30, 1989.

**    During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+     Annualized.

++    Not Annualized.

(a) There were no waivers, reimbursements or interest expenses during the period.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.
(c)    Represents interest expense on reverse repurchase agreements.

    Financial highlights for a Service Share of the TREASURY FUND outstanding throughout each of the periods indicated:

                                                                       YEAR ENDED
                                -----------------------------------------------------------------------------------------
                                NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                  1996(B)            1995           1994           1993           1992           1991
                                ------------     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $    0.9996      $    0.9999    $    1.0000    $    1.0000    $    1.0000    $    1.0000
                                ------------     ------------   ------------   ------------   ------------   ------------
Income from investment
 operations:
  Net investment income.......       0.0463           0.0513         0.0331         0.0256         0.0333         0.0555
  Net realized loss on
   securities.................      (0.0001)         (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                ------------     ------------   ------------   ------------   ------------   ------------
Total income from investment
 operations...................       0.0462           0.0510         0.0330         0.0256         0.0333         0.0555
                                ------------     ------------   ------------   ------------   ------------   ------------
Dividends from net investment
 income.......................      (0.0463)         (0.0513)       (0.0331)       (0.0256)       (0.0333)       (0.0555)
                                ------------     ------------   ------------   ------------   ------------   ------------
Net change in net asset
 value........................      (0.0001)         (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                ------------     ------------   ------------   ------------   ------------   ------------
Net asset value, end of
 period.......................  $    0.9995      $    0.9996    $    0.9999    $    1.0000    $    1.0000    $    1.0000
                                ------------     ------------   ------------   ------------   ------------   ------------
                                ------------     ------------   ------------   ------------   ------------   ------------
Total return..................         4.72%            5.25%          3.36%          2.59%          3.39%          5.70%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s).....................  $   682,628      $   525,609    $   591,991    $   403,809    $   372,691    $   219,912
  Ratio of operating expenses
   to average net assets......         0.75%            0.75%          0.74%          0.75%          0.73%          0.75%
  Ratio of interest expense to
   average net assets.........         0.07%(c)         0.00%          0.00%          0.00%          0.00%          0.00%
                                ------------     ------------   ------------   ------------   ------------   ------------
  Ratio of total expenses to
   average net assets.........         0.82%            0.75%          0.74%          0.75%          0.73%          0.75%
                                ------------     ------------   ------------   ------------   ------------   ------------
                                ------------     ------------   ------------   ------------   ------------   ------------
  Ratio of net investment
   income to average net
   assets.....................         4.62%            5.13%          3.38%          2.56%          3.30%          5.09%
  Ratio of operating expenses
   to average net assets**....         0.77%            0.77%            (a)            (a)            (a)          0.76%
  Ratio of interest expense to
   average net assets.........         0.07%(c)         0.00%            (a)            (a)            (a)          0.00%
                                ------------     ------------   ------------   ------------   ------------   ------------
                                ------------     ------------   ------------   ------------   ------------   ------------
  Ratio of total expenses to
   average net assets**.......         0.84%            0.77%            (a)            (a)            (a)          0.76%
                                ------------     ------------   ------------   ------------   ------------   ------------
                                ------------     ------------   ------------   ------------   ------------   ------------
  Ratio of net investments
   income to average net
   assets**...................         4.60%            5.11%            (a)            (a)            (a)          5.08%


                                PERIOD ENDED
                                NOVEMBER 30,
                                   1990*
                                ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $    1.0000
                                ------------
Income from investment
 operations:
  Net investment income.......       0.0428
  Net realized loss on
   securities.................       0.0000
                                ------------
Total income from investment
 operations...................       0.0428
                                ------------
Dividends from net investment
 income.......................      (0.0428)
                                ------------
Net change in net asset
 value........................       0.0000
                                ------------
Net asset value, end of
 period.......................  $    1.0000
                                ------------
                                ------------
Total return..................         4.36%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s).....................  $     6,862
  Ratio of operating expenses
   to average net assets......         0.75%+
  Ratio of interest expense to
   average net assets.........         0.00%+
                                ------------
  Ratio of total expenses to
   average net assets.........         0.75%+
                                ------------
                                ------------
  Ratio of net investment
   income to average net
   assets.....................         7.24%+
  Ratio of operating expenses
   to average net assets**....         0.77%+
  Ratio of interest expense to
   average net assets.........         0.00%+
                                ------------
                                ------------
  Ratio of total expenses to
   average net assets**.......         0.77%+
                                ------------
                                ------------
  Ratio of net investments
   income to average net
   assets**...................         7.22%+

-----------------
*     For the period May 1, 1990 (initial offering date) through November 30,
     1990.

**    During the period, certain fees were voluntarily and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+     Annualized.

++    Not Annualized.

(a) There were no waivers, reimbursements or interest expenses during the period.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.
(c)    Represents interest expense on reverse repurchase agreements.

    Financial highlights for an Institutional Share of the TAX-EXEMPT FUND outstanding throughout each of the periods indicated:

                                                                YEAR ENDED
                     ------------------------------------------------------------------------------------------------  PERIOD ENDED
                     NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                       1996(A)         1995          1994          1993        1992+++         1991          1990         1989*
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............   $ 0.9996      $ 0.9999      $ 0.9999      $ 0.9998      $ 0.9998      $ 0.9997      $ 0.9998      $ 1.0000
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income from
 investment
 operations:
  Net investment
   income...........     0.0324        0.0355        0.0242        0.0214        0.0290        0.0446        0.0560        0.0605
  Net realized and
   unrealized gains
   (losses) on
   securities.......     0.0000       (0.0003)       0.0000        0.0001        0.0000        0.0001       (0.0001)      (0.0002)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Total income from
   investment
   operations.......     0.0324        0.0352        0.0242        0.0215        0.0290        0.0447        0.0559        0.0603
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Dividends from net
 investment
 income.............    (0.0324)      (0.0355)      (0.0242)      (0.0214)      (0.0290)      (0.0446)      (0.0560)      (0.0605)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net change in net
 asset value........     0.0000       (0.0003)       0.0000        0.0001        0.0000        0.0001       (0.0001)      (0.0002)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END
 OF PERIOD..........   $ 0.9996      $ 0.9996      $ 0.9999      $ 0.9999      $ 0.9998      $ 0.9998      $ 0.9997      $ 0.9998
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total return........       3.29%         3.61%         2.45%         2.16%         2.94%         4.55%         5.74%         6.22%++
RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of
   period (000s)....   $145,592      $156,353      $162,856      $147,525      $158,692      $122,151      $124,270      $143,211
  Ratio of expenses
   to average net
   assets...........       0.34%         0.40%         0.40%         0.40%         0.40%         0.39%         0.38%         0.36%+
  Ratio of net
   investment income
   to average
   assets...........       3.23%         3.53%         2.42%         2.13%         2.88%         4.46%         5.60%         6.14%+
  Ratio of expenses
   to average net
   assets**.........       0.45%         0.52%         0.46%         0.56%         0.57%         0.54%         0.53%         0.51%+
  Ratio of net
   investment income
   to average net
   assets**.........       3.12%         3.41%         2.36%         1.97%         2.71%         4.31%         5.45%         5.99%+

-----------------
* For the period December 7, 1988 (commencement of operations) through November 30, 1989.

**    During the period, certain fees were voluntarily and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+     Annualized.

++    Not Annualized.

+++   Effective April 2, 1992, Rodney Square Management Corporation, a
     subsidiary of Wilmington Trust Company, became the Fund's investment sub-adviser.

(a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

    Financial highlights for a Service Share of the TAX-EXEMPT FUND outstanding throughout each of the periods indicated:

                                                                   YEAR ENDED
                               ----------------------------------------------------------------------------------  PERIOD ENDED
                               NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                 1996(A)         1995          1994          1993        1992+++         1991         1990*
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $ 0.9996      $ 0.9999      $ 0.9999      $ 0.9998      $ 0.9998      $ 0.9997      $ 1.0000
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income from investment
 operations:
  Net investment income.......     0.0283        0.0319        0.0206        0.0179        0.0255        0.0411        0.0304
  Net realized and unrealized
   gains (losses) on
   securities.................     0.0000       (0.0003)       0.0000        0.0001        0.0000        0.0001       (0.0003)
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total from investment
 operations...................     0.0283        0.0316        0.0206        0.0180        0.0255        0.0412        0.0301
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Dividends from net investment
 income.......................    (0.0283)      (0.0319)      (0.0206)      (0.0179)      (0.0255)      (0.0411)      (0.0304)
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net change in net asset
 value........................     0.0000       (0.0003)       0.0000        0.0001        0.0000        0.0001       (0.0003)
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF
 PERIOD.......................   $ 0.9996      $ 0.9996      $ 0.9999      $ 0.9999      $ 0.9998      $ 0.9998      $ 0.9997
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total return..................       2.87%         3.24%         2.08%         1.80%         2.58%         4.19%         2.61%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s).....................   $  2,861      $  2,855      $  4,028      $    487      $    111      $     11      $  1,943
  Ratio of expenses to average
   net assets.................       0.75%         0.75%         0.75%         0.75%         0.75%         0.75%         0.75%+
  Ratio of net investment
   income to average net
   assets.....................       2.83%         3.19%         2.17%         1.75%         2.65%         5.08%         5.17%+
  Ratio of expenses to average
   net asset**................       1.03%         1.20%         1.59%         0.92%         0.92%         0.91%         0.94%+
  Ratio of net investment
   income to average net
   assets**...................       2.55%         2.74%         1.33%         1.58%         2.48%         4.92%         4.98%+

-----------------
*     For the period May 1, 1990 (initial offering date) through November 30,
     1990.

**    During the period, certain fees were voluntarily and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+     Annualized.

++    Not Annualized.

+++   Effective April 22, 1992, Rodney Square Management Corporation, a
     subsidiary of Wilmington Trust Company, became the Fund's investment sub-adviser.

(a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                       INVESTMENT PRINCIPLES AND POLICIES

    The Adviser and, with respect to the Tax-Exempt Fund, the Sub-Adviser use a range of different investments and investment techniques in seeking to achieve a Fund's investment objective, which involve various risks, and which are described in following sections. Although the Funds will endeavor to attain their investment objectives, there can be no assurance they will be successful.

    Each Fund invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of each Fund may not exceed ninety days.

    Instruments acquired by the Funds will be "First Tier Securities" as described below. The term "First Tier Securities" has a technical definition given by the Securities and Exchange Commission ("SEC"), but generally refers to securities that the Adviser or Sub-Adviser has determined present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more Nationally Recognized Statistical Rating Organizations ("NRSROs"). A description of applicable ratings is attached to the Statement of Additional Information as Appendix A. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser or Sub-Adviser.

PRIME FUND

    The investment objective of the Prime Fund is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing in a broad range of government, bank and corporate obligations. In accordance with the current rules of the SEC, the Prime Fund intends to limit its purchases in the securities of any one issuer (other than securities of the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days. Securities subject to certain unconditional demand features are subject to different diversification requirements.

TREASURY FUND

    The investment objective of the Treasury Fund is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Treasury Fund seeks to achieve its objective by investing in obligations that the U.S. Government has issued or to which the U.S. Government has pledged its full faith and credit to guarantee the payment of principal and interest. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Government or any of its agencies. U.S. Treasury obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury. It is the Treasury Fund's policy that under normal conditions it will invest 65% or more of its total assets in U.S. Treasury obligations and repurchase agreements for which such obligations serve as collateral.

TAX-EXEMPT FUND

    The investment objective of the Tax-Exempt Fund is to seek to provide a high level of current income that is exempt from federal income taxes, consistent with liquidity, the preservation of capital and a stable net asset value. The Fund invests in high quality debt obligations of states, territories and possessions of the United States and the District of Columbia, and of their agencies, authorities, instrumentalities and political sub-divisions ("municipal obligations"). Under normal conditions the Fund invests 80% or more of its assets in these municipal obligations. The Fund may also invest up to 20% of its total assets in municipal obligations subject to the federal alternative minimum tax. Otherwise, the Fund will not knowingly purchase securities the interest on which is subject to federal tax. Cash may temporarily be held uninvested (and thus not earn income) if market or economic conditions are unfavorable. In accordance with the current rules of the SEC, the Tax-Exempt Fund intends to limit its purchases in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets be invested with no limitation. Securities subject to certain unconditional demand features are subject to different diversification requirements.

               PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS

    U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. The TREASURY FUND may invest in U.S. Treasury obligations as described above. The PRIME FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities or in money market instruments, including bank obligations and commercial paper. Obligations of certain agencies, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law. Some of these securities may have a variable or floating interest rate.

    ASSET-BACKED SECURITIES. The PRIME FUND may invest in asset-backed securities (I.E., securities backed by installment sale contracts, credit card receivables or other assets). The average life of an asset-backed instrument varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent the Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of any premiums paid.

    Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit, or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate, and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

    MUNICIPAL OBLIGATIONS. The TAX-EXEMPT FUND will invest primarily in municipal obligations. The PRIME FUND may also invest in municipal obligations. These securities may be advantageous for the PRIME FUND when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the PRIME FUND can purchase. Dividends paid by the PRIME FUND that come from interest on municipal obligations will be taxable to shareholders.

    The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

    Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser (or Sub-Adviser for the Tax-Exempt Fund), under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

    Municipal obligations purchased by the TAX-EXEMPT and PRIME FUNDS may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by the Funds could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

    CORPORATE OBLIGATIONS. The PRIME FUND may purchase corporate bonds and cash equivalents that meet the Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurodollar bonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated obligations of foreign issuers in the U.S., and equipment trust certificates.

    Cash equivalents, such as commercial paper and other similar obligations purchased by the Fund that have an original maturity of 13 months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by the Fund will be determined to be of comparable quality.

    BANK OBLIGATIONS. The PRIME FUND may purchase certificates of deposits ("CDs"), bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. The Fund may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of the Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) The Fund may also make interest-bearing savings deposits in amounts not exceeding 5% of its total assets.

    REPURCHASE AGREEMENTS. The PRIME FUND and TREASURY FUND may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Funds will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays connected with the disposition if the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

    VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. In the case of the PRIME FUND, these instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. For the Prime and Tax-Exempt Funds, if rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by each Fund must permit the Funds to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

    STRIPPED SECURITIES. The PRIME FUND and TREASURY FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The TREASURY FUND'S investments in these obligations will be limited to "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Treasury, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The PRIME FUND may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

    In addition, the PRIME FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, the PRIME FUND may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonable close to that used in the calculation of the PRIME FUND'S per share net asset value.

    Although stripped securities may not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

    BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The PRIME FUND may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees.

Pursuant to a BIC or GIC, the Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, the Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to the Fund's policy and limitation on such investments as described below under "Managing Liquidity."

    PARTICIPATIONS AND TRUST RECEIPTS. The PRIME FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. The Fund intends only to purchase participations and trust receipts from an entity or syndicate, and does not intend to serve as a co-lender in any such activity. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of the Fund's investment objective.

    STAND-BY COMMITMENTS. The TAX-EXEMPT FUND may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Fund, and not for trading purposes.

    OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses each Fund pays in connection with its own operations.

    Securities of other investment companies will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.

    BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund, except the Tax-Exempt Fund, may enter into reverse repurchase agreements. Under such an agreement, the Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When the Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price the Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. In addition, a Fund may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the possible risks that the interest income earned on the investment of the proceeds will be less than the interest expense, that the market value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes and that the securities may not be returned to the Fund. Interest paid by the Fund in a reverse repurchase or other borrowing transaction will reduce the Fund's income.

    SECURITIES LENDING. The PRIME FUND and TREASURY FUND may lend securities held in their portfolios to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33% of its total assets. Securities loans will be fully collateralized.

    MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons each Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit the Funds to terminate them after seven days notice, GICs, BICs, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper, variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (or Sub-Adviser for the Tax-Exempt Fund), has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

    FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

    OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

    Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates, the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. A Fund may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

    Although the TAX-EXEMPT FUND does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in municipal obligations the interest on which comes solely from revenues of similar projects or are issued by issuers located in the same state. When the TAX-EXEMPT FUND'S assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

    In addition, the PRIME FUND and TAX-EXEMPT FUND may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipal or other types of obligations. A certificate of participation gives the Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

    Payment on obligations held by a Fund may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted obligation.

FUNDAMENTAL LIMITATIONS

    The Funds' investment objectives and policies discussed above are not fundamental and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have a different investment objective from the one it had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions).

2. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, that Fund will not make any investments.

3. Under normal market conditions, the Tax-Exempt Fund must invest at least 80% of its net assets in securities that provide interest exempt from regular federal income tax.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

                           INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER

    BARNETT CAPITAL ADVISORS, INC. (REFERRED TO AS THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS AND RODNEY SQUARE MANAGEMENT CORPORATION (REFERRED TO AS THE "SUB-ADVISER"), A WHOLLY-OWNED SUBSIDIARY OF WILMINGTON TRUST COMPANY, SERVES AS SUB-ADVISER TO THE TAX-EXEMPT FUND. The Adviser is a newly-organized, wholly-owned subsidiary of Barnett Bank, N.A., which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc. The Adviser is a corporation headquartered in Florida.

    ENTRUSTED WITH APPROXIMATELY $10 BILLION UNDER ACTIVE MANAGEMENT, the Adviser provides investment management services to individuals and institutions. As the investment adviser to Emerald Funds, the Adviser employs investment professionals who are dedicated to managing money on a full-time basis. For the Tax-Exempt Fund, the Adviser has entered into a sub-advisory agreement with a subsidiary of Wilmington Trust Company to provide daily portfolio management for that Fund.

PURCHASE OF SHARES

    Shares of the Funds are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Institutional Shares and Service Shares are sold to Barnett and its affiliates, as well as to Barnett's correspondent banks and other institutions ("Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at Barnett or another Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to Barnett or the other Institution involved. Barnett and other Institutions (or their nominees) will normally be the holders of record of Institutional and Service Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with Barnett and other Institutions.

    Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. The minimum initial investment in a Fund for an Institution is $5,000 and the minimum subsequent investment is $100. Barnett and other Institutions may establish different minimum investment requirements for their Customers. For example, there is no minimum initial investment for transfers of assets by Customers from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a Customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

    Purchases for shares of the Funds will be effected only on days on which both the New York Stock Exchange (the "Exchange") and the Funds' Custodian are open for business (a "Business Day") and only when federal funds or other funds are immediately available to the Funds' transfer agent to make the purchase on the day it receives the purchase order. Additionally, on days when the Exchange and/ or the Fund's Custodian close early due to a partial holiday or otherwise, the Funds reserve the right to advance the times by which purchase and redemption orders must be received in order to be processed on that Business Day. Institutions may transmit purchase orders by telephoning the transfer agent c/o the Distributor at 1-800-367-5905 not later than 2:00 p.m. (Eastern time) on any Business Day with respect to the Prime and Treasury Funds (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund). If federal funds are not available with respect to any such order by the close of business on the day the order is received by the transfer agent, the order will be cancelled. In addition, any purchase order received by the transfer agent after 2:00 p.m. (Eastern time) with respect to the Prime and Treasury Funds (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund) will not be accepted, and notice thereof will be given to the Institution placing the order. Any funds received in connection with late orders will be returned promptly.

    Each Fund observes the following holidays: New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans' Day (observed), Thanksgiving Day and Christmas Day (observed).

    It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be cancelled, notice will be given, and the Institution will be responsible for any loss to Emerald Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

    Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued to new shareholders.

    You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/ or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

REDEMPTION OF SHARES

    Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by Emerald Funds' transfer agent. Emerald Funds imposes no charges when Institutional Shares and Service Shares are redeemed. Barnett and other Institutions may charge fees to their Customers for their services in connection with investments, Shares held by an Institution on behalf of its Customers must be redeemed in accordance with the instructions and limitations pertaining to the account at the Institution.

    The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act. A shareholder of record may be required to redeem shares in a Fund if the balance in such shareholder's account in the Fund drops below $4,000 and the shareholder does not increase its balance to at least $4,000 upon 60 days' written notice. If a Customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the Customer may be obligated to redeem all or part of his shares in that Fund to the extent necessary to maintain the minimum balance required. The Funds may also redeem shares involuntarily if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate.

    Emerald Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash.

    It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

    Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to Emerald Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. Payment for Prime and Treasury Fund redemption orders which are received by the transfer agent before 2:00 p.m. (Eastern time) (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund) on a Business Day will normally be wired in federal funds the same day. Payment for redemption orders which are received between 2:00 p.m. (Eastern time) with respect to the Prime and Treasury Funds (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund) and the close of business or on a non-Business Day will normally be wired in federal funds on the next Business Day. Emerald Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

DIVIDENDS AND DISTRIBUTIONS

WHERE DO DIVIDENDS AND DISTRIBUTIONS COME FROM?

    Dividends for each Fund are derived from its net investment income, which flows from the interest that the Fund earns on the money market and other investments it owns. Dividends on each Institutional Share and Service Share are determined in the same manner and are paid in the same amount regardless of class, except that Service Shares bear all fees paid to Service Organizations for their services as described under "The Emerald Family of Funds" and each class of shares bears certain other miscellaneous "class expenses" (I.E., certain printing and registration expenses).

    The Funds realize a capital gain when they sell a security for more than its cost. Each Fund may make distributions of its net capital gains, if any, after any reductions for capital loss carryforwards.

WHAT ARE THE DIVIDEND AND DISTRIBUTION OPTIONS?

    Shareholders receive dividends and net capital gains distributions. Dividends and distributions are automatically reinvested in the same share class of the Fund for which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:

                                 Emerald Funds
                          100 First Avenue, Suite 300
                              Pittsburgh, PA 15222

    Your election is effective for dividends and distributions with payment dates after the date the Funds' transfer agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?

                                                                                           DIVIDENDS ARE
                                                                                ------------------------------------
                                                                                 DECLARED             PAID
                                                                                -----------  -----------------------
(1) Prime, Treasury and Tax-Exempt............................................       Daily   Monthly within five
                                                                                             business days after
                                                                                             month end

------------
(1) Shares of each Fund begin earning dividends on the day a purchase order is accepted and payment in federal funds is received by the Funds' Custodian, and continue to earn dividends through the day before they are redeemed.

    If all the Institutional Shares or Service Shares held by an Institution in the Funds are redeemed, the Funds will pay accrued dividends within five Business Days after the end of each month in which the redemption occurs.

    Net capital gain distributions for the Funds, if any, are made at least annually after any reductions for capital loss carryforwards.

EXPLANATION OF SALES PRICE

    Net asset value per share is determined on each Business Day (as defined above) at 2:00 p.m. (Eastern time) with respect to the Prime and Treasury Funds (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund) by adding the value of a Fund's investments, cash and other assets allocated to a class of shares, subtracting the Fund's liabilities allocated to shares of that class, and then dividing the result by the number of shares of that class that are outstanding. All securities of the Funds are valued at amortized cost. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/637-3759.

OTHER SERVICE PROVIDERS

    While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to some of the services these companies provide, as well as more information regarding investment advisory services, see "The Business of the Funds."

                                 ADMINISTRATOR
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                                   ("BISYS")

    BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.

                                  DISTRIBUTOR
                         EMERALD ASSET MANAGEMENT, INC.

    Emerald Asset Management, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor. Certain officers of Emerald Funds, namely Messrs. Blundin, Fanning, Martinez and Tuch, are also officers and/or directors of the Distributor.

                                   CUSTODIAN
                              THE BANK OF NEW YORK

    The Bank of New York is responsible for holding the investments that the Fund owns.

                                 TRANSFER AGENT
                           BISYS FUND SERVICES, INC.

    BISYS Fund Services, Inc. is the transfer agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

                          THE EMERALD FAMILY OF FUNDS

    Emerald Funds was organized as a Massachusetts business trust on March 15, 1988 and is registered with the SEC as an open-end management investment company. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of three classes (Institutional Shares, Service Shares and Retail Shares) representing interests in the Prime, Treasury and Tax-Exempt Funds, which are classified as diversified companies under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of Emerald Funds. Information regarding the Funds' Retail Shares, as well as the other portfolios offered by Emerald Funds, may be obtained by contacting the Distributor at the address listed on page 19.

    Shares of each Fund's three share classes bear a pro rata portion of all operating expenses paid by a Fund except as follows. Holders of a Fund's Service Shares bear the fees that are paid to Service Organizations under the Fund's Shareholder Processing and Services Plan described below. Similarly, holders of a Fund's Retail Shares bear the payments set forth in the prospectus describing such Shares that are paid under the Funds' Retail Plans. In addition, shares of each Fund's three share classes bear other miscellaneous "class expenses" (I.E., certain printing and registration expenses).

Standardized yield quotations and total returns are computed separately for each Fund's three classes of shares. Because of these Plans and other "class expenses", the performance of a Fund's Institutional Shares is expected to be higher than the performance of the Fund's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Fund is expected to be higher than the performance of the Fund's Retail Shares. The Funds offer various services and privileges in connection with Retail Shares that are not generally offered in connection with Institutional Shares and Service Shares, including an automatic investment plan and automatic withdrawal plan. For further information regarding the Funds' Retail Shares, contact the Distributor at 800-637-3759.

    Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only holders of Service Shares will vote on matters pertaining to the Funds' Shareholder Processing and Services Plan described below, and only holders of Retail Shares will vote on matters pertaining to the Retail Plans.

    Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of March 5, 1997, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

SHAREHOLDER PROCESSING AND SERVICES PLAN

    Emerald Funds has adopted a Shareholder and Processing Services Plan (the "Plan") pursuant to which Service Shares are sold to institutional investors ("Service Organizations") which enter into service agreements with Emerald Funds. The service agreements require the Service Organizations, which may include the Adviser, BISYS and their affiliates, to provide support services to their Customers who are beneficial owners of Service Shares in return for payment by a Fund which may not exceed .35% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers. Holders of the Funds' Service Shares bear all fees paid to Service Organizations for their services under the Plan. The Plan does not cover, and the fees thereunder are not payable to Service Organizations with respect to, Institutional Shares or Retail Shares.

    Services provided by Service Organizations under their agreements may include aggregating and processing purchase and redemption requests from Customers for Service Shares and placing net purchase and redemption orders with the Distributor; processing dividend payments from each Fund on behalf of Customers; forwarding shareholder communications to Customers; and providing sub-accounting with respect to Service Shares beneficially owned by Customers or the information necessary for sub-accounting by the Funds.

    Emerald Funds understands that Service Organizations may charge fees to their Customers who are the beneficial owners of Service Shares in connection with their Customer accounts. These fees would be in addition to any amounts which may be received by a Service Organization under its service agreement with Emerald Funds. Customers of Service Organizations should read this Prospectus in light of the terms governing their accounts with their Service Organizations.

    Conflict of interest restrictions may apply to the receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Service Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing in Service Shares.

    Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. Service Organizations that are banks are subject to such banking laws and regulations. Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their Customers, Emerald Funds might be required to alter or discontinue its arrangements with Service Organizations generally and change its method of operations. It is not anticipated, however, that any change in the Funds' method of operations would affect its net asset value per share or result in a financial loss to any Customer.

                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

    THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

    The following individuals serve as trustees of Emerald Funds:

    - Marshall M. Criser, Chairman of the Board of Emerald Funds, is Chairman of the law firm of Mahoney Adams & Criser, P.A.

    - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Grimsley Marker & Iseley, P.A.

    - Raynor E. Bowditch is the President of Bowditch Insurance Corporation.

    - Mary Doyle is a Professor, University of Miami Law School.

    - Albert D. Ernest is the President of Albert Ernest Enterprises.

    - Harvey R. Holding is the retired Executive Vice President and Chief Financial Officer of BellSouth Corp.

    Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT CAPITAL ADVISORS, INC. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. Rodney Square Management Corporation, a wholly-owned subsidiary of Wilmington Trust Company, acts as sub-adviser for the Tax-Exempt Fund and is located at Rodney Square North, Wilmington, Delaware 19890. BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as the Funds' administrator, and Emerald Asset Management, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., located at the same address is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286 and a transfer and dividend paying agent, BISYS Fund Services, Inc., located at 100 First Avenue, Suite 300, Pittsburgh, PA 15222.

    ADVISER AND SUB-ADVISER. As of December 31, 1996, the Adviser had approximately $10 billion under active management. The Adviser is a wholly-owned subsidiary of Barnett Bank, N.A. which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. Wilmington Trust Company, the Sub-Adviser's parent organization and a Delaware banking corporation, is in turn a wholly-owned subsidiary of Wilmington Trust Corporation, a registered bank holding company. The Sub-Adviser provides management services to a number of mutual funds with total assets on December 31, 1996 of $1.7 billion.

    The Adviser manages the investment portfolios of the Prime and Treasury Funds, including selecting portfolio investments and making purchase and sale orders. The Sub-Adviser manages the investment portfolio of the Tax-Exempt Fund, including selecting portfolio investments and making purchase and sale orders, in accordance with investment requirements and policies established by the Adviser.

    Although expected to be infrequent, the Adviser (or the Sub-Adviser) may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Barnett) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. The Adviser (or the Sub-Adviser) will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

    The Adviser may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may be up to 100% of the annual fees that are earned by the Adviser as investment adviser to such Fund (after adjustments) and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from assets of the Adviser or its affiliates.

    BISYS. BISYS is an Ohio limited partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.

    BISYS provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating the net asset values of Fund shares, dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds.

    EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Fund, the Fund incurs certain expenses. Expenses are paid out of the Fund's assets, and thus are reflected in the Fund's dividends, but they are not billed directly to a shareholder or deducted from a shareholder's account.

    The Adviser is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of .25% of each Fund's average daily net assets. The Adviser has agreed to pay the Sub-Adviser .15% of the Tax-Exempt Fund's average daily net assets, and is also voluntarily waiving the remainder of its fee for that Fund. The fee paid by the Adviser to the Sub-Adviser comes out of the Adviser's advisory fee for the Tax-Exempt Fund and is not an additional charge to that Fund.

    For the fiscal year ended November 30, 1996, the Adviser and the prior adviser received fees, after waivers, at the effective annual rates of .21%,
 .24% and .15% of the average daily net assets of the Prime, Treasury and Tax-Exempt Funds, respectively. All of the fees that Barnett received for the Tax-Exempt Fund were paid to the Sub-Adviser pursuant to the fee arrangement described above.

    BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion,
 .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.

    Under the terms of the advisory agreement for the Prime Fund and Treasury Fund, the fees payable to the Adviser are not subject to reduction as the value of each Fund's net assets increases. The Adviser has, however, informed Emerald Funds of its intention to reduce the annual rate of its advisory fees with respect to these two Funds to the following rates: .25% of the first $600 million of the Prime Fund's and Treasury Fund's net assets, respectively; .23% of each Fund's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of each Fund's net assets; and .19% of each Fund's net assets over $2 billion.

    Expenses can be reduced by other voluntary fee waivers and expense reimbursements by the Adviser and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of the Adviser, with respect to advisory fees, and the Funds' other service providers with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

    For the fiscal year ended November 30, 1996, the Prime, Treasury and Tax-Exempt Funds' ratios of ordinary operating expenses to average net assets after waivers were 0.38% and 0.72%, 0.40% and 0.75% and 0.34% and 0.75% for Institutional Shares and Service Shares, respectively.

TAX IMPLICATIONS

    As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

    You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

    FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

    In order to so qualify, the Prime and Treasury Funds will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over long-term capital loss. To the extent you receive a dividend based on investment company taxable income you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from the Prime Fund and Treasury Fund will be taxable to you.

    In order to so qualify, the Tax-Exempt Fund will pay at least 90% of its net exempt-interest income as dividends known as "exempt-interest dividends." These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.

    If the Tax-Exempt Fund holds certain so-called "private activity bonds" issued after August 7, 1986 shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by the Fund in determining certain adjustments for the federal alternative minimum tax and the environmental tax.

    Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares.

    Any dividends declared by the Funds in December of a particular year and payable to shareholders of record on a date during that month will be deemed to have been paid by the Funds and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

    STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

    Shares of the Prime Fund and Tax-Exempt Fund are not expected to qualify for total exemption from the Florida intangibles tax. Shares of the Treasury Fund may or may not qualify in any calendar year for this exemption. In order to qualify for this exemption, the Treasury Fund may sell any non-exempt assets held in its portfolio (such as repurchase agreements) during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

MEASURING PERFORMANCE

- Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares. Because of the service fees borne by Service Shares, the net yield on such shares can be expected, at any given time, to be lower than the net yield on Institutional Shares.

UNDERSTANDING PERFORMANCE MEASURES:

- The yields for the Funds are the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52-week period and shown as a percentage of the investment. In addition, the Funds may quote an "effective" yield that is calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested. Net income used in yield calculations may be different than net income used for accounting purposes.

- Tax-equivalent yield for the Tax-Exempt Fund shows the amount of taxable yield needed to produce after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. The Fund's "tax-equivalent yield" will always be higher than its "yield."

- Total return may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

PERFORMANCE COMPARISONS:

    The Funds may compare their total returns and yields to those of mutual funds with similar investment objectives or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

    Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

    The performance of the Prime Fund may be compared to the Donoghue's Money Fund Average, the performance of the Treasury Fund may be compared to the Donoghue's Government Money Fund

Average and the performance of the Tax-Exempt Fund may be compared to the Donoghue's Tax-Free Money Fund Average, each of which monitors performance of money market funds. Additionally, each Fund's performance may be compared to data prepared by Lipper Analytical Services, Inc.

Performance quotations will fluctuate, and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett and other Institutions may charge directly to their Customers in connection with an investment in the Funds will not be included in the Funds' performance quotations.

    Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 19.

                              -------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS
                                                                        PAGE
                                                                        -----
SUMMARY OF EXPENSES AND FINANCIAL INFORMATION......................           2
  Expenses.........................................................           2
  Financial Highlights.............................................           4
INVESTMENT PRINCIPLES AND POLICIES.................................          10
PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS.................          11
INVESTING IN EMERALD FUNDS.........................................          18
  Your Money Manager...............................................          18
  Purchase of Shares...............................................          19
  Redemption of Shares.............................................          20
  Dividends and Distributions......................................          21
  Explanation of Sales Price.......................................          22
  Other Service Providers..........................................          22
THE EMERALD FAMILY OF FUNDS........................................          23
THE BUSINESS OF THE FUNDS..........................................          25
  Fund Management..................................................          25
  Tax Implications.................................................          28
  Measuring Performance............................................          29

EMD-162
EM MM 497 PRO

                                    EMERALD FUNDS

                         ------------------------------


     (Institutional Shares of the Equity Fund, International Equity Fund, Small Capitalization Fund, Balanced Fund, Managed Bond Fund and Prime Fund)

     (Institutional Shares of the Equity Fund, Equity Value Fund, International Equity Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund, Prime Fund and Treasury Fund)

                      (Institutional Shares of the Equity Fund,
                    Equity Value Fund, International Equity Fund,
                      Small Capitalization Fund, Balanced Fund,
               Short-Term Fixed Income Fund, U.S. Government Securities
                 Fund, Managed Bond Fund and Florida Tax-Exempt Fund)


                                      FORM N-1A

                                CROSS REFERENCE SHEET
                             ----------------------
                               Pursuant to Rule 495(a)
                          under the Securities Act of 1933

Form N-1A Item Number                   Prospectus Heading/Location
---------------------                   ---------------------------

 1.  Cover Page. . . . . . . . . .      Cover Page

 2.  Synopsis. . . . . . . . . . .      Summary of Expenses and Financial
                                        Information - Expenses

 3.  Condensed Financial
       Information . . . . . . . .      Summary of Expenses and Financial
                                        Information - Financial Highlights;
                                        The Business of the Funds - Measuring
                                        Performance

 4.  General Description of
       Registrant. . . . . . . . .      Cover Page; Risk Factors, Investment
                                        Principles and Policies; The Emerald
                                        Family of Funds

 5.  Management of the Fund. . . .      Investing in Emerald Funds - Your Money
                                        Manager; Investing in Emerald Funds
                                        - Other Service Providers; The Business
                                        of the Funds - Fund Management

 5A. Management's Discussion of
       Fund Performance. . . . . .      Summary of Expenses and Financial
                                        Information - Financial Highlights

Form N-1A Item Number                   Prospectus Heading/Location
---------------------                   ---------------------------

 6.  Capital Stock and Other
       Securities. . . . . . . . .      The Emerald Family of Funds; Investing
                                        in Emerald Funds - Purchase of Shares;
                                        Investing in Emerald Funds - Redemption
                                        of Shares; Investing in Emerald Funds
                                        - Dividends and Distributions; The
                                        Business of the Funds - Tax Implications

 7.  Purchase of Securities
       Being Offered . . . . . . .      Investing in Emerald Funds - Explanation
                                        of Sales Price; Investing in Emerald
                                        Funds - Purchase of Shares; Investing in
                                        Emerald Funds - Exchange Privilege

 8.  Redemption or Repurchase. . .      Investing in Emerald Funds - Redemption
                                        of Shares; Investing in Emerald Funds -
                                        Transaction Rules

 9.  Pending Legal Proceedings . .      Not applicable (All Portfolios)

                                    EMERALD FUNDS
                                    (the "Trust")

                             Institutional Shares of the
                       Equity Fund, International Equity Fund,
                     Small Capitalization Fund, Balanced Fund,
                               Managed Bond Fund and
                               Prime Fund (the "Funds")
                 for Barnett Employee Savings & Thrift (BEST) Plan


                           Supplement dated ________, 1998
                          to Prospectus dated April 1, 1997


     This Supplement to the Prospectus supersedes and replaces all existing supplements to the Prospectus. This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

                              *     *     *     *     *

(1) On January 9, 1998, Barnett Banks, Inc. was merged into a wholly-owned subsidiary of NationsBank Corporation ("NationsBank"). As a result of the merger, Barnett Capital Advisors, Inc. ("Barnett"), the Trust's investment adviser, became a wholly-owned subsidiary of NationsBank. Pursuant to an order of the Securities and Exchange Commission, the Trust has entered into new investment advisory agreements with Barnett with respect to the Funds dated as of January 9, 1998 and Barnett has entered into a new sub-investment advisory agreement with Brandes Investment Partners, L.P. ("Brandes") with respect to the International Equity Fund dated as of the same date. The new investment advisory and sub-investment advisory agreements have the same terms and fee rates as the previous investment advisory and sub-investment advisory agreements which were automatically terminated. A meeting of shareholders of the Funds will be held on or before May 9, 1998 to vote on the Trust's new investment advisory agreements with Barnett and Barnett's new sub-investment advisory agreement with Brandes.

     The Board of Trustees of the Trust is also considering a proposed reorganization of the Trust with Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves (collectively, "Nations Funds"), three investment companies that are part of the Nations Family of Funds. If approved by the Board of Trustees, it is expected that the proposed reorganization will also be submitted to a vote of the shareholders of the Trust on or before May 9, 1998. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's portfolios, including the Funds, will be transferred to similar portfolios in the Nations Funds family, and the shareholders of the Trust's portfolios, including the shareholders of the Funds, will become shareholders of Nations Funds. Pursuant to Nations Funds' current reorganization proposal, if approved, each Fund described in this Prospectus would reorganize into the corresponding Nations Funds portfolio indicated below:


Emerald Fund                                  Corresponding Nations Fund
------------                                  --------------------------

Equity Fund                                   Disciplined Equity Fund
International Equity Fund                     International Value Fund
Small Capitalization Fund                     Small Company Growth Fund
Balanced Fund                                 Balanced Assets Fund
Managed Bond Fund                             Strategic Fixed Income Fund
Prime Fund                                    Prime Fund

                              *     *     *     *     *

(2) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Expenses" on pages 3 and 4 of the
Prospectus:

Expenses

     Shareholder Transaction Expenses are charges you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, and general Fund administration, accounting and other services.

     Below is information regarding the Funds' shareholder transaction expenses and operating expenses for Institutional Shares of the Equity, International Equity, Small Capitalization, Balanced, Managed Bond and Prime Funds. Examples based on this information are also provided.



                                                             International         Small
                                               Equity            Equity        Capitalization       Balanced
                                                Fund              Fund              Fund              Fund
                                                ----              ----              ----              ----
Shareholder Transaction Expenses:
     Front End Sales Charge Imposed on
       Purchases . . . . . . . . . . . . . .    None              None              None             None
     Sales Charge Imposed on
       Reinvested Dividends. . . . . . . . .    None              None              None             None
     Deferred Sales Charge . . . . . . . . .    None              None              None             None
     Redemption Fee. . . . . . . . . . . . .    None              None              None             None
     Exchange Fee. . . . . . . . . . . . . .    None              None              None             None

     Annual Fund Operating Expenses:
       (as a percentage of average net assets)
     Advisory Fees . . . . . . . . . . . . .       %                 %                 %                %
     All Other Expenses. . . . . . . . . . .       %                 %                 %                %
     Total Fund Operating Expenses . . . . .       %                 %                 %                %



                                                                 Managed            Prime
                                                                Bond Fund            Fund
                                                                ---------           -----
Shareholder Transaction Expenses:
     Front End Sales Charge Imposed on Purchases . . . . . .      None              None
     Sales Charge Imposed on Reinvested Dividends. . . . . .      None              None
     Deferred Sales Charge . . . . . . . . . . . . . . . . .      None              None
     Redemption Fee. . . . . . . . . . . . . . . . . . . . .      None              None
     Exchange Fee. . . . . . . . . . . . . . . . . . . . . .      None              None

     Annual Fund Operating Expenses:  After Fee Waivers
       (as a percentage of average net assets)
     Advisory Fees (After Fee Waivers)*. . . . . . . . . . .         %                 %
     All Other Expenses. . . . . . . . . . . . . . . . . . .         %                 %

     Total Fund Operating Expenses (After Fee
       Waivers)* . . . . . . . . . . . . . . . . . . . . . .         %                 %




----------------------------

* This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Funds reflect the fees and operating expenses incurred by the Funds during the last fiscal year.

     Without fee waivers by the Adviser, investment management fees as a percentage of net assets would have been .25% for the Prime Fund. Absent these waivers and other expense reimbursements, the total operating expenses for Institutional Shares of the Prime Fund would have been .__%.

     The Adviser may waive its fee and/or reimburse expenses of the Funds from time to time. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

Example: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                    1 Year     3 Years    5 Years   10 Years
                                     After      After      After     After
                                    Purchase   Purchase   Purchase  Purchase
                                   ---------   --------   --------  --------
Equity Fund . . . . . . . . . .     $          $          $         $
International Equity Fund . . .     $          $          $         $
Small Capitalization Fund . . .     $          $          $         $
Balanced Fund . . . . . . . . .     $          $          $         $
Managed Bond Fund . . . . . . .     $          $          $         $
Prime Fund  . . . . . . . . . .     $          $          $         $


-----------------------

The example shown above should not be considered a representation of future investment returns or operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

                            *     *     *     *     *

(3) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Financial Highlights" on pages 4 through 10 of the Prospectus:

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS BELOW FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997 HAVE BEEN AUDITED BY [_____________________], THE FUNDS' INDEPENDENT ACCOUNTANTS, WHOSE UNQUALIFIED REPORT ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION IS [___________________________] INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/637-3759). THE FINANCIAL HIGHLIGHTS BELOW FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996 AND PRIOR PERIODS WERE AUDITED BY THE FUNDS' FORMER INDEPENDENT ACCOUNTANTS. THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.

     DURING THE FISCAL YEARS 1993 AND 1992 AND THE PERIOD ENDED NOVEMBER 30, 1991, THE EQUITY FUND DID NOT OFFER INSTITUTIONAL SHARES. RATHER, THE EQUITY FUND OFFERED A SEPARATE SHARE CLASS, NOW CALLED RETAIL SHARES, TO BOTH INSTITUTIONAL AND RETAIL INVESTORS. THE FOLLOWING INFORMATION REGARDING RETAIL SHARES IS PROVIDED TO GIVE YOU A LONGER TERM PERSPECTIVE OF THE FUNDS' FINANCIAL HISTORY. FOR A DESCRIPTION OF THE CHARACTERISTICS AND EXPENSES OF RETAIL SHARES, SEE "THE EMERALD FAMILY OF FUNDS."

                                 EMERALD EQUITY FUND

     Financial highlights for an Institutional Share and a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:




                                                     Institutional
                                                        Shares
                       -----------------------------------------------------------------------
                         Year Ended         Year Ended        Year Ended         Period Ended
                         November 30,      November 30,       November 30,       November 30,
                           1997               1996(c)           1995               1994+++
                       ---------------    --------------    --------------     ---------------
 Net asset value,
   beginning of
   period  . . . . .                         $ 14.63            $ 10.89            $ 11.94
                                             -------            -------            -------

 Income from
   investment
   operations:
   Net investment
     income  . . . .                            0.06               0.08               0.11

   Net realized and
     unrealized gain
     (loss) on
     securities  . .                            3.02               3.74              (0.90)
                                             -------            -------            -------


 Total income (loss)
   from investment
   operations  . . .                            3.08               3.82              (0.79)
                                             -------            -------            -------


 Less dividends and
   distributions:
   Dividends from net
     realized gains
     on securities .                           (0.06)             (0.08)             (0.11)

   Distributions from
     net realized
     gains on
     securities  . .                           (1.29)             (0.00)             (0.15)
                                             -------            -------            -------

 Total dividends and
   distributions . .                           (1.35)             (0.08)             (0.26)
                                              -------            -------            -------

 Net change in net
   asset value . . .                            1.73               3.74              (1.05)
                                             -------            -------            -------

 Net asset value, end
   of period . . . .                         $ 16.36            $ 14.63            $ 10.89
                                             -------            -------            -------
                                             -------            -------            -------
 Total Return  . . .                           23.33%             35.21%            (6.62%)++

 Ratios/supplemental
   data:
   Net assets, end of
     period (000s) .                        $217,184           $173,824           $164,015

 Ratio of expenses to
   average net
   assets  . . . . .                            0.79%              0.84%              0.79%+

 Ratio of net
   investment income
   to average net
   assets  . . . . .                            0.43%              0.67%              1.46%+

 Ratio of expenses to
   average net
   assets**  . . . .                            0.79%                (a)                (a)


 Ratio of net
   investment income
   to average net
   assets**  . . . .                            0.43%                (a)                (a)

                                                Retail Shares
                         ------------------------------------------------------------
                                                 Year Ended
                         ---------------------------------------------- Period Ended
                         November 30,    November 30,    November 30,   November 30,
                            1994             1993            1992          1991*
                         ------------    ------------    ------------   ------------
 Net asset value,
   beginning of
   period  . . . . .       $ 11.82         $ 11.97         $ 10.24       $  10.00
                           -------         -------         -------       --------

 Income from
   investment
   operations:
   Net investment
     income  . . . .          0.08            0.15            0.16           0.12

   Net realized and
     unrealized gain
     (loss) on
     securities  . .         (0.39)          (0.08)           1.73           0.24
                           -------         -------         -------       --------

 Total income (loss)
   from investment
   operations  . . .         (0.31)           0.07)           1.89           0.36
                           -------         -------         -------       --------

 Less dividends and
   distributions:
   Dividends from net
     realized gains
     on securities .         (0.08)          (0.15)          (0.16)         (0.12)

   Distributions from
     net realized
     gains on
     securities  . .         (0.57)          (0.07)          (0.00)         (0.00)
                           -------         -------         -------       --------

 Total dividends and
   distributions . .         (0.65)          (0.22)          (0.16)         (0.12)
                           -------         -------         -------       --------


 Net change in net
   asset value . . .         (0.96)          (0.15)           1.73           0.24
                           -------         -------         -------       --------

 Net asset value, end
   of period . . . .       $ 10.86         $ 11.82         $ 11.97       $  10.24
                           -------         -------         -------       --------
                           -------         -------         -------       --------
 Total Return  . . .         (2.91%)          0.58%          18.49%          3.54%++

 Ratios/supplemental
   data:
   Net assets, end of
     period (000s) .       $ 19,705        $138,642        $152,939      $ 98,953

 Ratio of expenses to
   average net
   assets  . . . . .          1.07%           0.86%        0.76%             0.00%+

 Ratio of net
   investment income
   to average net
   assets  . . . . .          0.36%           1.22%        1.41%             2.64%+

 Ratio of expenses to
   average net
   assets**  . . . .          1.29%           1.21%        1.18%             1.22%+


 Ratio of net
   investment income
   to average net
   assets**  . . . .          0.13%           0.87%        0.99%             1.42%+



                                                     Institutional
                                                        Shares
                       -----------------------------------------------------------------------
                         Year Ended         Year Ended        Year Ended         Period Ended
                         November 30,      November 30,       November 30,       November 30,
                           1997               1996(c)           1995               1994+++
                       ---------------    --------------    --------------     ---------------
 Portfolio Turnover                               89%               104%               113%

 Average commission                          $0.0518               ____               ____
  rate paid(b) . . .

                                                Retail Shares
                         ------------------------------------------------------------
                                                 Year Ended
                         ---------------------------------------------- Period Ended
                         November 30,    November 30,    November 30,   November 30,
                            1994             1993            1992          1991*
                         ------------    ------------    ------------   ------------
 Portfolio Turnover            113%            102%          40%               13%

 Average commission           ____            ____         ____              ____
  rate paid(b) . . .


---------------------


  * For the period June 28, 1991 (commencement of operations) through November 30, 1991.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
 +   Annualized.
 ++  Not Annualized.
+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.
(a)  There were no waivers or reimbursements during the period.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                          EMERALD INTERNATIONAL EQUITY FUND

     Financial highlights for an Institutional Share of the International Equity Fund outstanding throughout each of the periods indicated:

                                                  Year Ended      Period Ended
                                                  November 30,    November 30
                                                      1997           1996*(b)
                                                  ------------    ------------

Net asset value, beginning of period . . . . . .                       $10.00
                                                                       ------

Income from investment operations:
     Net Investment income . . . . . . . . . . .                         0.06
     Net realized and unrealized gains on
       securities. . . . . . . . . . . . . . . .                         1.29
                                                                       ------
     Total income from investment operations . .                         1.35
                                                                       ------
Dividends from net investment income . . . . . .                        (0.06)
                                                                       ------
Net change in net asset value. . . . . . . . . .                         1.29
                                                                       ------

Net asset value, end of period . . . . . . . . .                       $11.29
                                                                       ------
                                                                       ------

Total return . . . . . . . . . . . . . . . . . .                     13.47%++

Ratios/supplemental data:
     Net assets, end of period (000s). . . . . .                      $17,528
     Ratio of expenses to average net assets . .                       0.00%+
     Ratio of net investment income to
       average net assets. . . . . . . . . . . .                       1.99%+
     Ratio of expenses to average net assets** .                       3.46%+
     Ratio of net investment loss to average
       net assets**. . . . . . . . . . . . . . .                     (1.47%)+
     Portfolio Turnover. . . . . . . . . . . . .                          50%
     Average commission rate paid (a). . . . . .                      $0.0463

_____________________________

 * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +   Annualized
++   Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser, and effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's investment sub-adviser.

                          EMERALD SMALL CAPITALIZATION FUND

     Financial highlights for an Institutional Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:




                                                                 Year Ended      Year Ended     Year Ended    Period Ended
                                                                 November 30,    November 30,   November 30,  November 30,
                                                                     1997           1996(b)         1995         1994*
                                                                 ------------    ------------   ------------  ------------

Net asset value, beginning of period . . . . . . . . . . . .                      $ 12.78         $  9.66        $ 10.00
                                                                                  -------         -------        -------
Income from investment operations:
     Net investment loss . . . . . . . . . . . . . . . . . .                        (0.07)          (0.03)         (0.04)
     Net realized and unrealized gains (losses) on
      securities . . . . . . . . . . . . . . . . . . . . . .                         1.81            3.15          (0.30)
                                                                                  -------         -------        -------
     Total income (loss) from investment operations. . . . .                         1.74            3.12          (0.34)
                                                                                  -------         -------        -------
Distributions from net realized gains on securities. . . . .                        (1.00)          (0.00)         (0.00)
                                                                                  -------         -------        -------
Net change in net asset value. . . . . . . . . . . . . . . .                         0.74            3.12          (0.34)
                                                                                  -------         -------        -------
Net asset value, end of period . . . . . . . . . . . . . . .                      $ 13.52         $ 12.78        $  9.66
                                                                                  -------         -------        -------
                                                                                  -------         -------        -------
Total return . . . . . . . . . . . . . . . . . . . . . . . .                        14.49%          32.30%         (3.40%)++
Ratios/supplemental data:
     Net assets, end of period (000s). . . . . . . . . . . .                     $138,008         $88,561        $53,509
     Ratio of expenses to average net assets . . . . . . . .                         1.22%           1.39%          1.29%+
     Ratio of net investment loss to average
      net assets . . . . . . . . . . . . . . . . . . . . . .                        (0.60%)         (0.65%)        (0.54%)+
     Ratio of expenses to average net assets** . . . . . . .                         1.24%           1.42%          1.48%+
     Ratio of net investment loss to average
      net assets** . . . . . . . . . . . . . . . . . . . . .                        (0.62%)         (0.68%)        (0.73%)+
     Portfolio turnover. . . . . . . . . . . . . . . . . . .                          356%            229%           118%
     Average commission rate paid (a). . . . . . . . . . . .                      $0.0420




 * For the period January 4, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +   Annualized
++   Not Annualized
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                                EMERALD BALANCED FUND

     Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:



                                                                 Year Ended      Year Ended     Year Ended    Period Ended
                                                                 November 30,    November 30,   November 30,  November 30,
                                                                     1997           1996(b)         1995         1994*
                                                                 ------------    ------------   ------------  ------------

Net asset value, beginning of period . . . . . . . . . . . .                      $ 11.91         $  9.63        $ 10.00
                                                                                  -------         -------        -------

Income from investment operations:
     Net investment income . . . . . . . . . . . . . . . . .                         0.35            0.33           0.27
     Net realized and unrealized gains (losses) on
       securities. . . . . . . . . . . . . . . . . . . . . .                         1.34            2.28          (0.37)
                                                                                  -------         -------        -------
     Total income (loss) from investment operations. . . . .                         1.69            2.61          (0.10)
                                                                                  -------         -------        -------

Less dividends and distributions:
     Dividends from net investment income. . . . . . . . . .                        (0.35)          (0.33)         (0.25)
     Distributions in excess of net investment
       income. . . . . . . . . . . . . . . . . . . . . . . .                        (0.00)          (0.00)         (0.02)
     Distributions from net realized gains on
       securities. . . . . . . . . . . . . . . . . . . . . .                        (0.22)          (0.00)         (0.00)
                                                                                  -------         -------        -------
     Total dividends and distributions . . . . . . . . . . .                        (0.57)          (0.33)         (0.27)
                                                                                  -------         -------        -------

Net change in net asset value. . . . . . . . . . . . . . . .                         1.12            2.28          (0.37)
                                                                                  -------         -------        -------

Net asset value, end of period . . . . . . . . . . . . . . .                      $ 13.03         $ 11.91         $ 9.63
                                                                                  -------         -------        -------
                                                                                  -------         -------        -------

Total return . . . . . . . . . . . . . . . . . . . . . . . .                        14.73%          27.99%         (1.02%)++

Ratios/supplemental data:
     Net assets, end of period (000s). . . . . . . . . . . .                      $90,602         $73,830        $51,170
     Ratio of expenses to average net assets . . . . . . . .                         0.69%           0.32%          0.28%+
     Ratio of net investment income to average
       net assets. . . . . . . . . . . . . . . . . . . . . .                         2.96%           3.54%          4.11%+
     Ratios of expenses to average net assets**. . . . . . .                         0.90%           1.10%          1.25%+
     Ratios of net investment income to average
      net assets** . . . . . . . . . . . . . . . . . . . . .                         2.75%           2.76%          3.14%+
     Portfolio turnover. . . . . . . . . . . . . . . . . . .                          106%             87%            33%
     Average commission rate paid (a). . . . . . . . . . . .                      $0.0466
                                                                                                  -------        -------





 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +   Annualized
++   Not Annualized
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                              EMERALD MANAGED BOND FUND

     Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:




                                                                 Year Ended      Year Ended     Year Ended    Period Ended
                                                                 November 30,    November 30,   November 30,  November 30,
                                                                     1997           1996(a)         1995         1994*
                                                                 ------------    ------------   ------------  ------------

Net asset value, beginning of period . . . . . . . . . . . .                      $ 10.55         $  9.55        $ 10.00
                                                                                  -------         -------        -------

Income from investment operations:
     Net investment income . . . . . . . . . . . . . . . . .                         0.65            0.70           0.45
     Net realized and unrealized gains (losses) on
       securities. . . . . . . . . . . . . . . . . . . . . .                        (0.06)           1.00          (0.45)
                                                                                  -------         -------        -------

     Total income (loss) from investment operations. . . . .                        (0.59)           1.70           0.00
                                                                                  -------         -------        -------

Less dividends and distributions:
     Dividends from net investment income. . . . . . . . . .                        (0.65)          (0.70)         (0.43)
     Distributions in excess of net investment income. . . .                        (0.12)          (0.00)         (0.02)
                                                                                  -------         -------        -------

Total dividends and distributions. . . . . . . . . . . . . .                        (0.77)          (0.70)         (0.45)
                                                                                  -------         -------        -------

Net change in net asset value. . . . . . . . . . . . . . . .                        (0.18)           1.00          (0.45)
                                                                                  -------         -------        -------

Net asset value, end of period . . . . . . . . . . . . . . .                      $ 10.37         $ 10.55         $ 9.55
                                                                                  -------         -------        -------
                                                                                  -------         -------        -------

Total return . . . . . . . . . . . . . . . . . . . . . . . .                         5.96%          18.36%         (0.01%)++
Ratios/supplemental data:
     Net assets, end of period (000s). . . . . . . . . . . .                      $75,519         $68,923        $66,588
     Ratio of expenses to average net assets . . . . . . . .                         0.55%           0.31%          0.27%+
     Ratio of net investment income to average
       net assets. . . . . . . . . . . . . . . . . . . . . .                         6.32%           6.95%          6.83%+
     Ratio of expenses to average net assets** . . . . . . .                         0.67%           0.83%          0.86%+
     Ratio of net investment income to average
       net assets**. . . . . . . . . . . . . . . . . . . . .                         6.20%           6.43%          6.25%+
     Portfolio turnover. . . . . . . . . . . . . . . . . . .                           97%             92%            83%




 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +   Annualized
++   Not Annualized
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                                  EMERALD PRIME FUND

     Financial highlights for an Institutional Share of the Prime Fund outstanding throughout each of the periods indicated:




                                                                 Year Ended
                                   ------------------------------------------------------------------------
                                   November 30,   November 30,   November 30,   November 30,   November 30,
                                      1997           1996(b)        1995           1994           1993
                                   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of
  period . . . . . . . . . . .                       $1.0002         $1.000        $0.9999        $1.0001
                                                     -------         ------        -------        -------
Income from Investment of
  operations:
  Net investment income. . . .                        0.0519         0.0566         0.0390         0.0316
  Net realized gains
   (losses) on  securities . .                        0.0000         0.0002        (0.0028)       (0.0001)
                                                     -------         ------        -------        -------
Total income from investment
  operations . . . . . . . . .                        0.0519         0.0568         0.0362         0.0315
                                                     -------         ------        -------        -------
Less dividends and distributions:
  Dividends from net investment
    income . . . . . . . . . .                       (0.0519)       (0.0566)       (0.0390)       (0.0316)
  Distributions from net
    realized gains on
    securities . . . . . . . .                       (0.0002)       (0.0000)       (0.0000)       (0.0001)
                                                     -------         ------        -------        -------
Total dividends and
  distributions. . . . . . . .                       (0.0521)       (0.0566)       (0.0390)       (0.0317)
                                                     -------         ------        -------        -------
Voluntary capital
  contribution . . . . . . . .                        0.0000         0.0000         0.0029         0.0000
                                                     -------         ------        -------        -------
Net change in net asset
  value. . . . . . . . . . . .                       (0.0002)        0.0002         0.0001        (0.0002)
                                                     -------         ------        -------        -------
Net asset value, end of
  period . . . . . . . . . . .                        $1.000        $1.0002        $1.0000        $0.9999
                                                     -------         ------        -------        -------
                                                     -------         ------        -------        -------

Total Return . . . . . . . . .                         5.34%          5.18%          3.97%          3.21%
Ratios/supplemental data:
  Net assets, end of period
   (000s). . . . . . . . . . .                      $598,009       $462,726       $413,541       $510,683

                                                                  Year Ended
                                                  -------------------------------------------- Period Ended
                                                  November 30,   November 30,   November 30,   November 30,
                                                     1992            1991           1990          1989*
                                                  ------------   ------------   ------------  ------------

Net asset value, beginning of
  period . . . . . . . . . . .                       $1.0000        $0.9999        $0.9999        $1.0000
                                                     -------         ------        -------        -------

Income from Investment of
  operations:
  Net investment income  . . .                        0.0407         0.0637         0.0805         0.0890
  Net realized gains (losses)
   on securities . . . . . . .                        0.0001         0.0001         0.0000        (0.0001)
                                                     -------         ------        -------        -------

Total income from investment
  operations . . . . . . . . .                        0.0408         0.0638         0.0805         0.0889
                                                     -------         ------        -------        -------

Less dividends and
  distributions:
  Dividends from net investment
    income . . . . . . . . . .                       (0.0407)       (0.0637)       (0.0805)       (0.0890)
  Distributions from net
    realized gains on
    securities . . . . . . . .                       (0.0000)       (0.0000)       (0.0000)       (0.0000)
                                                     -------         ------        -------        -------

Total dividends and
  distributions. . . . . . . .                       (0.0407)       (0.0637)       (0.0805)       (0.0890)
                                                     -------         ------        -------        -------

Voluntary capital
  contribution . . . . . . . .                        0.0000         0.0000         0.0000         0.0000
                                                     -------         ------        -------        -------

Net change in net asset
  value. . . . . . . . . . . .                       0.0001          0.0001         0.0000        (0.0001)
                                                     -------         ------        -------        -------

Net asset value, end of
  period . . . . . . . . . . .                       $1.0001        $1.0000        $0.9999        $0.9999
                                                     -------         ------        -------        -------
                                                     -------         ------        -------        -------

Total Return . . . . . . . . .                          4.14%          6.56%          8.36%          9.27%++
Ratios/supplemental data:
  Net assets, end of period
   (000s). . . . . . . . . . .                    $1,947,016       $512,919       $278,419       $192,628


                                                                    -12-

                                                                 Year Ended
                                   ------------------------------------------------------------------------
                                   November 30,   November 30,   November 30,   November 30,   November 30,
                                      1997           1996(b)        1995           1994           1993
                                   ------------   ------------   ------------   ------------   ------------

Ratio of expenses to average
  net expenses . . . . . . . .                          0.38%          0.37%          0.37%          0.35%
Ratio of net investment income
  to average net assets  . . .                          5.19%          5.66%          3.92%          3.21%
Ratio of expenses to average
  net assets** . . . . . . . .                          0.42%          0.39%           (a)            (a)
Ratio of net investment income
  to average net assets**  . .                          5.15%          5.64%           (a)            (a)

                                                                        Year Ended
                                                  --------------------------------------------------------
                                                  November 30,   November 30,   November 30,   November 30,
                                                     1992            1991           1990          1989*
                                                  ------------   ------------   ------------  ------------

Ratio of expenses to average
  net expenses . . . . . . . .                          0.37%          0.40%          0.39%          0.36%+
Ratio of net investment income
  to average net assets  . . .                          3.84%          6.27%          8.03%          9.00%+
Ratio of expenses to average
  net assets** . . . . . . . .                           (a)           0.42%          0.45%          0.44%+
Ratio of net investment income
  to average net assets**  . .                           (a)           6.25%          7.97%          8.92%+


_______________________________________

 * For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period, certain fees were voluntarily reduced and/or reimbursed If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a)  There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                            *     *     *     *     *

(4) The section entitled "INVESTMENT PRINCIPLES AND POLICIES" on pages 11 through 16 of the Prospectus is modified as follows:

     Managed Bond Fund - Portfolio Maturity.

     The description of the Managed Bond Fund in the Prospectus is modified to provide that there are no minimum or maximum limitations regarding the dollar-weighted average portfolio maturity of the Managed Bond Fund. The Fund's average portfolio maturity will change from time to time, and may be longer or shorter than ten years in light of the Adviser's views of prevailing market and economic conditions.

     Managed Bond Fund - Investment in Preferred Stocks.

     The Managed Bond Fund can invest in both convertible and non-convertible preferred stocks that meet the investment criteria and policies stated in the Prospectus, and may have either a set maturity date or no maturity date.

                              *     *     *     *     *

(5) The last sentence of the section entitled "INVESTMENT PRINCIPLES AND POLICIES -- Portfolio Instruments, Practices and Related Risks -- Portfolio Turnover" on page 25 of the Prospectus is deleted and replaced with the following:

During the last fiscal year, the annual portfolio turnover rates of the Equity, International Equity, Small Capitalization, Balanced and Managed Bond Funds were ___%, ___%,___%,___% and ___%, respectively.

                              *     *     *     *     *

(6) The first paragraph of the section entitled "INVESTING IN EMERALD FUNDS - Your Money Manager" on page 29 of the Prospectus is deleted and replaced with the following:

Barnett Capital Advisors, Inc. (also referred to as the "Adviser") serves as investment adviser for Emerald Funds. Barnett is an indirect wholly-owned subsidiary of NationsBank Corporation. Barnett is a corporation headquartered in Florida.

                            *     *     *     *     *

(7) The address on page 32 of the Prospectus to which shareholders of the Prime Fund are directed to send written elections to receive dividend and distribution payments in cash or changes to any previous elections has been changed to:

               Emerald Funds
               c/o BISYS Fund Services, Inc.
               P.O. Box 182697
               Columbus, Ohio 43218-2697

                            *     *     *     *     *

(8) The third sentence of the last paragraph of the section entitled "THE EMERALD FAMILY OF FUNDS" on page 36 of the prospectus is deleted and replaced with the following:

     As of ____________, 1998, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds.

                            *     *     *     *     *

(9) The first bullet point of the second paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Fund Management" on page 36 of the Prospectus is deleted and replaced with the following:

     Marshall M. Criser, Chairman of the Board, is Of Counsel of the law firm of McGuire, Woods, Battle & Boothe LLP.

                              *     *     *     *     *

(10) The address on page 37 of the Prospectus for BISYS Fund Services, Inc., in its capacity as transfer and dividend paying agent for the Prime Fund, has been changed as follows:

               3435 Stelzer Road
               Columbus, Ohio  43219-3035

                              *     *     *     *     *

(11) The first paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Fund Management -- Adviser" on page 37 of the Prospectus is deleted and replaced with the following:

     As of December 31, 1997, Barnett had approximately $_______ billion under active management. Barnett is an indirect wholly-owned subsidiary of NationsBank Corporation. As of December 31, 1997, Brandes had approximately $___ billion under management.

                              *     *     *     *     *

(12) The third paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Fund Management -- Adviser" on pages 37 and 38 of the Prospectus is amended and supplemented as follows:

     As of June of 1997, Martin E. LaPrade, CFA, has responsibility for the day-to-day management of the Small Capitalization Fund, as a co-manager until January of this year and as sole manager thereafter.

     As of January of this year, Jack A. Ablin, CFA, has responsibility for the day-to-day management of the Managed Bond Fund. Mr. Ablin joined Barnett in 1997 and plays the lead role on the fixed income investment team. Prior to joining Barnett he was Head of Fixed Income at Bank of Boston. He received his undergraduate degree in Mathematics from Vassar and his MBA in Finance from Boston University. Mr. Ablin holds membership in the Association for Investment Management and Research. He has 16 years of investment experience.

                              *     *     *     *     *

(13) The third paragraph of the section entitled "THE BUSINESS OF THE FUNDS -Fund Management -- Expenses" on pages 38 and 39 of the Prospectus is deleted and replaced with the following:

     For the fiscal year ended November 30, 1997, Barnett received fees, after waivers, at the effective annual rates of .___%, .___%, .___%, .___%,
 .___% and .___% of the average daily net assets of the Equity, International Equity, Small Capitalization, Balanced, Managed Bond and Prime Funds, respectively.

                              *     *     *     *     *

(14) The third paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Tax Implications - Federal Taxes" on page 40 of the Prospectus is deleted and replaced with the following:

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the assets the sale of which generated the capital gains. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

                              *     *     *     *     *

(15) The following table replaces the table in the section entitled "Other Performance Information - Equity, Small Capitalization, and Managed Bond Funds Only" on pages 42 and 43 of the Prospectus:

                                   Average Annual Total Return
                              For The Periods Ended November 30,
                                             1997
                         --------------------------------------------
                         1 Year      3 Years     5 Years     10 Years
                         ------      -------     -------     --------

Equity Fund(1)           _____%      _____%      _____%       _____%

Small Capitalization
  Fund(2)                _____%      _____%      _____%       _____%

Managed Bond
  Fund(3)                _____%      _____%      _____%       _____%


(1) The above information for the periods prior to inception of the Equity Fund (6/28/91) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.49% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Equity Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares for the period June 28, 1991 to March 1, 1994 and of Institutional Shares of the Fund thereafter. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(2) The above information for the periods prior to inception of a Small Capitalization Fund (1/4/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 1.35% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Small Capitalization Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(3) The above information for the periods prior to inception of the Managed Bond Fund (4/11/94) is the annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.27% of average daily net assets, which was the expected expense ratio of Institutional Shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Managed Bond Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.


                              *     *     *     *     *

(16) (a) The first sentence of the first paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Measuring Performance -- Other Performance Information - International Equity Fund Only" on page 43 of the Prospectus is deleted and replaced with the following:

     For the one year period ending December 31, 1997, and the period from commencement of operations (December 27, 1995) through December 31, 1997, the average annual total returns for Institutional Shares of the International Equity Fund were ____% and ____%, respectively.

     (b) The following table replaces the table in the third paragraph of the section entitled ""THE BUSINESS OF THE FUNDS -- Measuring Performance -- Other Performance Information - International Equity Fund Only" on page 44 of the Prospectus:

                              For Periods ended December 31, 1997
                              -----------------------------------

                                                                 Since
                    One Year  Three Years    Five Years     Inception (7/1/90)
                    --------  -----------    ----------     ------------------

Annualized Total
   Return*          ____%        ____%         ____%             ____%
MSCI EAFE**         ____%        ____%         ____%             ____%



* The net annual returns presented above for the Brandes' composite were calculated on a time-weighted and asset-weighted total return basis, including investment of all dividends and interest on a cash basis, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, any applicable foreign withholding taxes and custodial fees, without provision for federal and state income taxes, if any. Brandes' composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning 7/1/90, other than wrap fee accounts. The weighted-average management fee during the period from 7/1/90 through 12/31/97 was ____% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance returns. Starting with calendar year 1992 through calendar year 1996, the net annual total returns for the Brandes International Equity composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1997 is not completed as of the date of this prospectus. Copies of the auditors' reports and a complete list and description of Brandes' composites are available on request by calling the Distributor at 800/637-3759. The results for individual accounts and for different periods may vary. Investors should not rely on prior performance results as a reliable indication of future results.

** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.


                              *     *     *     *     *

                        For enrollment, contribution and
                          investment changes within the
                       BEST Plan call 800/727-BEST (2378).
                      For voice recorded price information
            for the Equity and Fixed Income Funds call 800/548-6546.
                            For yield information for
                        the Prime Fund call 800/367-5905.

                                  EMERALD FUNDS

  PROSPECTUS FOR EQUITY, INTERNATIONAL EQUITY, SMALL CAPITALIZATION, BALANCED,
                          MANAGED BOND AND PRIME FUNDS

April 1, 1997

         EMERALD FUND                               GOAL                                  FOR INVESTORS WHO WANT
------------------------------  ---------------------------------------------  ---------------------------------------------
EQUITY                          Long-term capital appreciation through         Capital appreciation over the long term and
                                investments primarily in high quality common   are willing to accept the relative risks
                                stocks                                         associated with equity investments
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                   Long-term capital appreciation through         Capital appreciation over the long-term and
EQUITY                          investments primarily in equity securities of  are willing to accept the relative risks
                                foreign issuers                                associated with foreign investments
----------------------------------------------------------------------------------------------------------------------------
SMALL                           Long-term capital appreciation                 Long-term rewards that may exceed those
CAPITALIZATION                                                                 provided by a fund investing in larger, more
                                                                               established companies and can accept the
                                                                               investment risks of smaller companies
----------------------------------------------------------------------------------------------------------------------------
BALANCED                        Attractive investment return through a         Asset allocation among equity securities,
                                combination of growth of capital and current   fixed income securities and cash equivalents
                                income                                         in light of prevailing market and economic
                                                                               conditions
----------------------------------------------------------------------------------------------------------------------------
MANAGED BOND                    High level of current income and,              Current income from corporate and government
                                secondarily, capital appreciation              securities and can accept fluctuations in
                                                                               price and yield
----------------------------------------------------------------------------------------------------------------------------
PRIME                           High current income, liquidity and the         A flexible and convenient way to manage cash
                                preservation of capital through investments    while earning money market returns
                                in short-term money market investments
----------------------------------------------------------------------------------------------------------------------------

    This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information dated April 1, 1997 that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/637-3759, and is incorporated by reference into (considered a part of) in the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THIS SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL, OFFENSE.

    FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE THE PRIME FUND ATTEMPTS TO MAINTAIN ITS NET ASSET VALUE AT $1.00 A SHARE, THERE CAN BE NO ASSURANCE THAT IT NOT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT CAPITAL ADVISORS, INC. SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUNDS' DISTRIBUTOR.

                 (This page has been left blank intentionally.)

                 SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

    SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, and general Fund administration, accounting and other services.

    Below is information regarding the Funds' shareholder transaction expenses and operating expenses for Institutional Shares of the Equity, International Equity, Small Capitalization, Balanced and Managed Bond and Prime Funds. Examples based on this information are also provided.

                                                                                                       SMALL
                                                                          EQUITY    INTERNATIONAL  CAPITALIZATION  BALANCED
                                                                           FUND      EQUITY FUND       FUND          FUND
                                                                         ---------  -------------  -------------  -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases..........................       None         None           None          None
  Sales Charge Imposed on Reinvested Dividends.........................       None         None           None          None
  Deferred Sales Charge................................................       None         None           None          None
  Redemption Fee.......................................................       None         None           None          None
  Exchange Fee.........................................................       None         None           None          None
ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets):
  Advisory Fees........................................................      0.60%        1.00%          1.00%         0.60%
  All Other Expenses...................................................      0.15%        0.31%          0.18%         0.20%
                                                                         ---------       ------         ------    -----------
  Total Fund Operating Expenses........................................      0.75%        1.31%          1.18%         0.80%
                                                                         ---------       ------         ------    -----------
                                                                         ---------       ------         ------    -----------

                                                                                                  MANAGED      PRIME
                                                                                                 BOND FUND     FUND
                                                                                                -----------  ---------
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases.................................................        None        None
  Sales Charge Imposed on Reinvested Dividends................................................        None        None
  Deferred Sales Charge.......................................................................        None        None
  Redemption Fee..............................................................................        None        None
  Exchange Fee................................................................................        None        None
ANNUAL FUND OPERATING EXPENSES:
  AFTER FEE WAIVERS
   (as a percentage of average net assets):
  Advisory Fees (After Fee Waivers)*..........................................................       0.40%       0.22%
  All Other Expenses..........................................................................       0.17%       0.15%
                                                                                                -----------  ---------
  Total Fund Operating Expenses (After Fee Waivers)*..........................................       0.57%       0.37%
                                                                                                -----------  ---------
                                                                                                -----------  ---------

------------

 * This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Funds have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year.

    Without fee waivers by the Adviser, investment management fees as a percentage of net assets would be .25% for the Prime Fund. Absent these waivers and other expense reimbursements, the total operating expenses for Institutional Shares of the Prime Fund would be .40%.

    The Adviser may waive its fee and/or reimburse expenses of the Funds from time to time. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

EXAMPLE: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    AFTER      AFTER      AFTER      AFTER
                                                                   PURCHASE   PURCHASE   PURCHASE   PURCHASE
                                                                   --------   --------   --------   --------
Equity Fund......................................................    $ 8        $24        $42        $ 93
International Equity Fund........................................    $13        $42        $72        $158
Small Capitalization Fund........................................    $12        $37        $65        $143
Balanced Fund....................................................    $ 8        $26        $44        $ 99
Managed Bond Fund................................................    $ 6        $18        $32        $ 71
Prime Fund.......................................................    $ 4        $12        $21        $ 47

------------
THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

    THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, THE FUNDS' INDEPENDENT ACCOUNTANTS FOR THE FISCAL PERIODS SHOWN, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR EACH OF THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1996 ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/637-3759). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.

    DURING THE FISCAL YEARS 1993 AND 1992 AND THE PERIOD ENDED NOVEMBER 30, 1991, THE EQUITY FUND DID NOT OFFER INSTITUTIONAL SHARES. RATHER, THE EQUITY FUND OFFERED A SEPARATE SHARE CLASS, NOW CALLED RETAIL SHARES, TO BOTH INSTITUTIONAL AND RETAIL INVESTORS. THE FOLLOWING INFORMATION REGARDING RETAIL SHARES IS PROVIDED TO GIVE YOU A LONGER TERM PERSPECTIVE OF THE FUND'S FINANCIAL HISTORY. FOR A DESCRIPTION OF THE CHARACTERISTICS AND EXPENSES OF RETAIL SHARES, SEE "THE EMERALD FAMILY OF FUNDS."

                              EMERALD EQUITY FUND

    Financial highlights for an Institutional Share and a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:

                                                                                                RETAIL SHARES
                                                                                        ------------------------------
                                                     INSTITUTIONAL SHARES
                                        ----------------------------------------------            YEAR ENDED
                                          YEAR ENDED      YEAR ENDED     PERIOD ENDED   ------------------------------
                                         NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                           1996(C)           1995          1994+++           1994            1993
                                        --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...............................    $    14.63      $    10.89      $    11.94      $    11.82      $    11.97
                                        --------------  --------------  --------------  --------------  --------------
Income from investment operations:
  Net investment income...............          0.06            0.08            0.11            0.08            0.15
  Net realized and unrealized gain
   (loss) on securities...............          3.02            3.74           (0.90)          (0.39)          (0.08)
                                        --------------  --------------  --------------  --------------  --------------
  Total income (loss) from investment
   operations.........................          3.08            3.82           (0.79)          (0.31)           0.07
                                        --------------  --------------  --------------  --------------  --------------
Less dividends and distributions:
  Dividends from net investment
   income.............................         (0.06)          (0.08)          (0.11)          (0.08)          (0.15)
  Distributions from net realized
   gains on securities................         (1.29)          (0.00)          (0.15)          (0.57)          (0.07)
                                        --------------  --------------  --------------  --------------  --------------
  Total dividends and distributions...         (1.35)          (0.08)          (0.26)          (0.65)          (0.22)
                                        --------------  --------------  --------------  --------------  --------------
Net change in net asset value.........          1.73            3.74           (1.05)          (0.96)          (0.15)
                                        --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE, END OF PERIOD........    $    16.36      $    14.63      $    10.89      $    10.86      $    11.82
                                        --------------  --------------  --------------  --------------  --------------
                                        --------------  --------------  --------------  --------------  --------------
Total return                                   23.33%          35.21%          (6.62%)++        (2.91%)         0.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....    $  217,184      $  173,824      $  164,015      $   19,705      $  138,642
  Ratio of expenses to average net
   assets.............................          0.79%           0.84%           0.79%+          1.07%           0.86%
  Ratio of net investment income to
   average net assets.................          0.43%           0.67%           1.46%+          0.36%           1.22%
  Ratio of expenses to average net
   assets**...........................          0.79%             (a)             (a)           1.29%           1.21%
  Ratio of net investment income to
   average net assets**...............          0.43%             (a)             (a)           0.13%           0.87%
  Portfolio turnover..................            89%            104%            113%            113%            102%
  Average commission rate paid(b).....    $   0.0518              --              --              --              --


                                                         PERIOD ENDED
                                         NOVEMBER 30,    NOVEMBER 30,
                                             1992           1991*
                                        --------------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...............................    $    10.24      $    10.00
                                        --------------  --------------
Income from investment operations:
  Net investment income...............          0.16            0.12
  Net realized and unrealized gain
   (loss) on securities...............          1.73            0.24
                                        --------------  --------------
  Total income (loss) from investment
   operations.........................          1.89            0.36
                                        --------------  --------------
Less dividends and distributions:
  Dividends from net investment
   income.............................         (0.16)          (0.12)
  Distributions from net realized
   gains on securities................         (0.00)          (0.00)
                                        --------------  --------------
  Total dividends and distributions...         (0.16)          (0.12)
                                        --------------  --------------
Net change in net asset value.........          1.73            0.24
                                        --------------  --------------
NET ASSET VALUE, END OF PERIOD........    $    11.97      $    10.24
                                        --------------  --------------
                                        --------------  --------------
Total return                                   18.49%           3.54%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....    $  152,939      $   98,953
  Ratio of expenses to average net
   assets.............................          0.76%           0.00%+
  Ratio of net investment income to
   average net assets.................          1.41%           2.64%+
  Ratio of expenses to average net
   assets**...........................          1.18%           1.22%+
  Ratio of net investment income to
   average net assets**...............          0.99%           1.42%+
  Portfolio turnover..................            40%             13%
  Average commission rate paid(b).....            --              --

-----------------

* For the period June 28, 1991 (commencement of operations) through November 30, 1991.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary free reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

+   Annualized.

++  Not Annualized.

+++ For the period March 1, 1994 (initial offering date) through November 30,
    1994.

(a) There were no waivers or reimbursements during the period.

(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                       EMERALD INTERNATIONAL EQUITY FUND

    Financial highlights for an Institutional Share of the International Equity Fund outstanding throughout the period indicated:

                                                                                                   PERIOD ENDED
                                                                                                    NOVEMBER 30
                                                                                                     1996*(B)
                                                                                                 -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................................................     $     10.00
                                                                                                       --------
Income from investment operations:
  Net Investment income........................................................................            0.06
  Net realized and unrealized gains on securities..............................................            1.29
                                                                                                       --------
  Total income from investment operations......................................................            1.35
                                                                                                       --------
Dividends from net investment income...........................................................           (0.06)
                                                                                                       --------
  Net change in net asset value................................................................            1.29
                                                                                                       --------
NET ASSET VALUE, END OF PERIOD.................................................................     $     11.29
                                                                                                       --------
                                                                                                       --------
Total return...................................................................................           13.47%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............................................................     $    17,528
  Ratio of expenses to average net assets......................................................            0.00%+
  Ratio of net investment income to average net assets.........................................            1.99%+
  Ratio of expenses to average net assets**....................................................            3.46%+
  Ratio of net investment loss to average net assets**.........................................           (1.47%)+
  Portfolio Turnover...........................................................................              50%
  Average commission rate paid (a).............................................................     $    0.0463

------------

* For the period December 27, 1995 (commencement of operations) through November 30, 1996.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser, and effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's investment sub-adviser.

                       EMERALD SMALL CAPITALIZATION FUND

    Financial highlights for an Institutional Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:

                                                                         YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                                        NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                                          1996(B)         1995         1994*
                                                                        ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $    12.78    $     9.66    $    10.00
                                                                        ------------  ------------  ------------
Income from investment operations:
  Net investment loss.................................................        (0.07)        (0.03)        (0.04)
  Net realized and unrealized gains (losses) on securities............         1.81          3.15         (0.30)
                                                                        ------------  ------------  ------------
  Total income (loss) from investment operations......................         1.74          3.12         (0.34)
                                                                        ------------  ------------  ------------
Distributions from net realized gains on securities...................        (1.00)        (0.00)        (0.00)
                                                                        ------------  ------------  ------------
Net change in net asset value.........................................         0.74          3.12         (0.34)
                                                                        ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD........................................   $    13.52    $    12.78    $     9.66
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------
Total return..........................................................        14.49%        32.30%        (3.40%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................................   $  138,008    $   88,561    $   53,509
  Ratio of expenses to average net assets.............................         1.22%         1.39%         1.29%+
  Ratio of net investment loss to average net assets..................        (0.60%)       (0.65%)       (0.54%)+
  Ratio of expenses to average net assets**...........................         1.24%         1.42%         1.48%+
  Ratio of net investment loss to average net assets**................        (0.62%)       (0.68%)       (0.73%)+
  Portfolio turnover..................................................          356%          229%          118%
  Average commission rate paid (a)....................................   $   0.0420            --            --

------------

* For the period January 4, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                             EMERALD BALANCED FUND

    Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:

                                                                         YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                                        NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                                          1996(B)         1995         1994*
                                                                        ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $    11.91    $     9.63    $    10.00
                                                                        ------------  ------------  ------------
Income from investment operations:
  Net investment income...............................................         0.35          0.33          0.27
  Net realized and unrealized gains (losses) on securities............         1.34          2.28         (0.37)
                                                                        ------------  ------------  ------------
  Total income (loss) from investment operations......................         1.69          2.61         (0.10)
                                                                        ------------  ------------  ------------
Less dividends and distributions:
  Dividends from net investment income................................        (0.35)        (0.33)        (0.25)
  Distributions in excess of net investment income....................        (0.00)        (0.00)        (0.02)
  Distributions from net realized gains on securities.................        (0.22)        (0.00)        (0.00)
                                                                        ------------  ------------  ------------
  Total dividends and distributions...................................        (0.57)        (0.33)        (0.27)
                                                                        ------------  ------------  ------------
Net change in net asset value.........................................         1.12          2.28         (0.37)
                                                                        ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD........................................   $    13.03    $    11.91    $     9.63
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------
Total return..........................................................        14.73%        27.99%        (1.02%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................................   $   90,602    $   73,830    $   51,170
  Ratio of expenses to average net assets.............................         0.69%         0.32%         0.28%+
  Ratio of net investment income to average net assets................         2.96%         3.54%         4.11%+
  Ratios of expenses to average net assets**..........................         0.90%         1.10%         1.25%+
  Ratios of net investment income to average net assets**.............         2.75%         2.76%         3.14%+
  Portfolio turnover..................................................          106%           87%           33%
  Average commission rate paid (a)....................................   $   0.0466            --            --

------------

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized

++  Not Annualized

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                           EMERALD MANAGED BOND FUND

    Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:

                                                                         YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                                        NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                                          1996(A)         1995         1994*
                                                                        ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $    10.55    $     9.55    $    10.00
                                                                        ------------  ------------  ------------
Income from investment operations:
  Net investment income...............................................         0.65          0.70          0.45
  Net realized and unrealized gains (losses) on securities............        (0.06)         1.00         (0.45)
                                                                        ------------  ------------  ------------
  Total income loss from investment operations........................         0.59          1.70          0.00
                                                                        ------------  ------------  ------------
Less dividends and distributions:
  Dividends from net investment income................................        (0.65)        (0.70)        (0.43)
  Distributions in excess of net investment income....................        (0.12)        (0.00)        (0.02)
                                                                        ------------  ------------  ------------
  Total dividends and distributions...................................        (0.77)        (0.70)        (0.45)
                                                                        ------------  ------------  ------------
Net change in net asset value.........................................        (0.18)         1.00         (0.45)
                                                                        ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD........................................   $    10.37    $    10.55    $     9.55
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------
Total return..........................................................         5.96%        18.36%        (0.01%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................................   $   75,519    $   68,923    $   66,588
  Ratio of expenses to average net assets.............................         0.55%         0.31%         0.27%+
  Ratio of net investment income to average net assets................         6.32%         6.95%         6.83%+
  Ratio of expenses to average net assets**...........................         0.67%         0.83%         0.86%+
  Ratio of net investment income to average net assets**..............         6.20%         6.43%         6.25%+
  Portfolio turnover..................................................           97%           92%           83%

------------

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                               EMERALD PRIME FUND

    Financial highlights for an Institutional Share of the Prime Fund outstanding throughout each of the periods indicated:

                                                                           YEAR ENDED
                                 ----------------------------------------------------------------------------------------------
                                  NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                    1996(B)           1995            1994            1993            1992            1991
                                 --------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................    $   1.0002      $   1.0000      $   0.9999      $   1.0001     $     1.0000     $   0.9999
                                 --------------  --------------  --------------  --------------  --------------  --------------
Income from investment of
 operations:
  Net investment income........        0.0519          0.0566          0.0390          0.0316           0.0407         0.0637
  Net realized gains (losses)
   on securities...............        0.0000          0.0002         (0.0028)        (0.0001)          0.0001         0.0001
                                 --------------  --------------  --------------  --------------  --------------  --------------
  Total income from investment
   operations..................        0.0519          0.0568          0.0362          0.0315           0.0408         0.0638
                                 --------------  --------------  --------------  --------------  --------------  --------------
Less dividends and
 distributions:
  Dividends from net investment
   income......................       (0.0519)        (0.0566)        (0.0390)        (0.0316)         (0.0407)       (0.0637)
  Distributions from net
   realized gains on
   securities..................       (0.0002)        (0.0000)        (0.0000)        (0.0001)         (0.0000)       (0.0000)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Total dividends and
 distributions.................       (0.0521)        (0.0566)        (0.0390)        (0.0317)         (0.0407)       (0.0637)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Voluntary capital
 contribution..................        0.0000          0.0000          0.0029          0.0000           0.0000         0.0000
                                 --------------  --------------  --------------  --------------  --------------  --------------
Net change in net asset
 value.........................       (0.0002)         0.0002          0.0001         (0.0002)          0.0001         0.0001
                                 --------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE, END OF
 PERIOD........................    $   1.0000      $   1.0002      $   1.0000      $   0.9999     $     1.0001     $   1.0000
                                 --------------  --------------  --------------  --------------  --------------  --------------
                                 --------------  --------------  --------------  --------------  --------------  --------------
Total return...................          5.34%           5.81%           3.97%           3.21%            4.14%          6.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)......................    $  598,009      $  462,726      $  413,541      $  510,683     $  1,947,016     $  512,919
  Ratio of expenses to average
   net assets..................          0.38%           0.37%           0.37%           0.35%            0.37%          0.40%
  Ratio of net investment
   income to average net
   assets......................          5.19%           5.66%           3.92%           3.21%            3.84%          6.27%
  Ratio of expenses to average
   net assets**................          0.42%           0.39%             (a)             (a)              (a)          0.42%
  Ratio of net investment
   income to average net
   assets**....................          5.15%           5.64%             (a)             (a)              (a)          6.25%


                                                  PERIOD ENDED
                                  NOVEMBER 30,    NOVEMBER 30,
                                      1990           1989*
                                 --------------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................    $   0.9999      $   1.0000
                                 --------------  --------------
Income from investment of
 operations:
  Net investment income........        0.0805          0.0890
  Net realized gains (losses)
   on securities...............        0.0000         (0.0001)
                                 --------------  --------------
  Total income from investment
   operations..................        0.0805          0.0889
                                 --------------  --------------
Less dividends and
 distributions:
  Dividends from net investment
   income......................       (0.0805)        (0.0890)
  Distributions from net
   realized gains on
   securities..................       (0.0000)        (0.0000)
                                 --------------  --------------
Total dividends and
 distributions.................       (0.0805)        (0.0890)
                                 --------------  --------------
Voluntary capital
 contribution..................        0.0000          0.0000
                                 --------------  --------------
Net change in net asset
 value.........................        0.0000         (0.0001)
                                 --------------  --------------
NET ASSET VALUE, END OF
 PERIOD........................    $   0.9999      $   0.9999
                                 --------------  --------------
                                 --------------  --------------
Total return...................          8.36%           9.27%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)......................    $  278,419      $  192,628
  Ratio of expenses to average
   net assets..................          0.39%           0.36%+
  Ratio of net investment
   income to average net
   assets......................          8.03%           9.00%+
  Ratio of expenses to average
   net assets**................          0.45%           0.44%+
  Ratio of net investment
   income to average net
   assets**....................          7.97%           8.92%+

-----------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) There were no waivers or reimbursements during the period.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                       INVESTMENT PRINCIPLES AND POLICIES

    The Adviser and, with respect to the International Equity Fund, the Fund's Sub-Adviser, use a range of different investments and investment techniques in seeking to achieve a Fund's investment objectives. All Funds do not use all of the investments and investment techniques described below, which involve various risks and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Funds' Adviser and Sub-Adviser will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured.

EQUITY FUND

    The investment objective of the Equity Fund is to seek long-term capital appreciation by investing primarily in common stocks. The Fund seeks as a secondary objective potential income growth through its investments. The Fund invests primarily in high quality equity securities selected on the basis of fundamental investment value and growth prospects that the Adviser believes exceed those of the general economy. The Fund also seeks to be well diversified across many economic sectors. The Fund may also invest up to 25% of its assets in the types of equity securities permissible for the Small Capitalization Fund. In making investment decisions, the Adviser assesses factors such as trading liquidity, financial condition, earnings stability, reasonable market valuation and profitability.

    The Equity Fund will normally invest at least 65% of its total assets in equity securities, with the remainder of its assets in cash or cash equivalents (however, the Fund may invest in cash equivalents without limit for temporary defensive purposes). "Equity securities" are either common stock or preferred stock and debt instruments convertible into common stock. Convertible securities acquired by the Fund may be considered speculative. The Fund intends, however, to invest only in convertible securities of issuers with proven earnings and/or credit, and not more than 15% of the Fund's total assets will be invested in convertible securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of purchase. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) In managing the Fund, the Adviser generally seeks securities of larger companies with market capitalizations exceeding $5 billion at the time of purchase. "Cash equivalents" include commercial paper, certificates of deposit, repurchase agreements, variable or floating rate notes, bankers' acceptances, U.S. Government obligations and money market mutual fund shares. Additionally, the Fund may invest, through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), up to 25% of the value of its total assets in securities of foreign issuers, and may acquire warrants and similar rights giving the Fund the right (but not the obligation) to buy shares of a company at a given price during a certain period. The Fund may also write covered call options.

INTERNATIONAL EQUITY FUND

    The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of foreign issuers, including emerging markets countries. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.

    The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, Slovak Republic, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, The United Kingdom, Venezuela and the countries that comprise the former Soviet Union. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country, except that no more than 20% of the Fund's total assets may be invested in all emerging markets countries. Investment in that country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Investments in emerging markets countries may not be as liquid as those in developed countries and pose greater risks.

    The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

    The Sub-Adviser to the International Equity Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book SECURITY ANALYSIS. Using this philosophy, the Sub-Adviser views stocks as small pieces of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Sub-Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

    In analyzing a company's true long-term value, the Sub-Adviser uses sources of information such as company reports, filings with the Securities and Exchange Commission ("SEC"), computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is substantially lower than the indicated intrinsic value, the stock may be purchased.

    The Fund may invest in securities issued in certain countries that are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund's policies regarding investments in other investment companies are described under "Portfolio Instruments, Practices and Related Risks." In addition, the Fund may invest in securities of foreign issuers in the form of ADRs, EDRs or GDRs also as described under "Portfolio Instruments, Practices and Related Risks."

    During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term investments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.

    Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry.

SMALL CAPITALIZATION FUND

    The investment objective of the Small Capitalization Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

    Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the Standard & Poor's 500-Registered Trademark-Composite Stock Price Index ("S&P 500").

    The market capitalization of the issuers of securities purchased by the Fund will normally be between $50 million and $2 billion at the time of purchase. In managing the Fund, the Adviser seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

    The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

    Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

    Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. The Fund also retains the ability to invest up to 25% of the value of its total assets in foreign securities by utilizing ADRs, EDRs and GDRs, and may acquire convertible securities, warrants and similar rights.

BALANCED FUND

    The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Adviser will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

    The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities (including cash equivalents) and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the Adviser's judgment as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 25% of its total assets will be invested in fixed income securities (including cash equivalents, long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).

    The Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, mortgage securities, senior debt securities, preferred stocks and common stocks in such proportions and of such type as are deemed by the Adviser to be best adopted to the current economic and market outlook. The Adviser has incorporated several considerations into its asset allocation decision-making process, including its outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by these variables and their expected change over time. Therefore, the Adviser will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent securities.

    The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. These short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Other types of fixed income securities the Fund may purchase include collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and U.S. Government-backed trusts that hold obligations of foreign governments and are backed by the full faith and credit of the United States.

    Equity securities purchased by the Balanced Fund will be limited to the types that are permissible investments for the Equity and Small Capitalization Funds. Non-convertible debt obligations will be limited to the types that are permissible investments for the Managed Bond Fund. Convertible securities, foreign securities and other instruments will be acquired in accordance with the limitations described under "Portfolio Investments, Practices and Related Risks."

    The Fund may also invest, through ADRs, EDRS and GDRs, up to 25% of the value of its total assets in securities of foreign issuers, and may invest in warrants and similar rights.

MANAGED BOND FUND

    The investment objective of the Managed Bond Fund is to seek a high level of current income and, secondarily, capital appreciation. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions the average weighted maturity of the Managed Bond Fund will be ten years or more.

    The Fund invests substantially all of its assets in debt obligations such as bonds, debentures and cash equivalents, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign, state and local governments and their political subdivisions, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. The Fund will purchase only those securities which are considered to be investment grade or better by at least one NRSRO or, if unrated, of comparable quality. In addition, during normal market conditions at least 65% of the Fund's total assets will be invested in debt obligations rated "A" or better by at least one NRSRO (or unrated obligations determined to be of comparable quality). Obligations rated in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

    Most obligations acquired by the Fund will be issued by companies or governmental entities located within the U.S. Up to 35% of the total assets of the Fund may, however, be invested in U.S. dollar-denominated debt obligations of foreign issuers.

    In acquiring particular portfolio securities, the Adviser will consider, among other things, historical yield relationships between corporate and government securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Adviser's analysis of these and other factors, the Fund's holdings in issuers in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices.

    Normally at least 65% of the Fund's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Fund may, however, invest without limitation in short-term investments to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.

    The Fund may also invest in obligations convertible into common stocks, as well as common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold. For a further description of the Fund's policies with respect to convertible securities, foreign securities and other investments see "Portfolio Instruments, Practices and Related Risks."

PRIME FUND

    The investment objective of the Prime Fund is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing in a broad range of short-term, bank and corporate obligations. The Prime Fund invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of the Prime Fund may not exceed ninety days. In accordance with the current rules of the SEC, the Fund intends to limit its purchases in the securities of any one issuer (other than securities of the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days. Securities subject to certain unconditional demand features are subject to different diversification requirements. The Prime Fund intends to use its best efforts to maintain the net asset value at $1.00 per share although there is no assurance that it will be able to do so on a continuous basis.

    Instruments acquired by the Prime Fund will be "First Tier Securities." The term "First Tier Securities" has a technical definition given by the SEC, but such term generally refers to securities that the Adviser has determined present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more NRSROs. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser. A description of the applicable ratings is attached to the Statement of Additional Information as Appendix A.

               PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS

    U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities or in money market instruments, including bank obligations and commercial paper. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law. Some of these securities may have a variable or floating interest rate.

    ASSET-BACKED SECURITIES. The BALANCED, MANAGED BOND and PRIME FUNDS may invest in asset-backed securities (I.E., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each of these Funds may invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The average life of an asset-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, these maturities may be a maximum of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio (except the Prime Fund), the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

    Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently, elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit, or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

    MUNICIPAL OBLIGATIONS. The BALANCED, MANAGED BOND and PRIME FUNDS may also invest in municipal obligations. These securities may be advantageous for these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by these Funds that come from interest on municipal obligations will be taxable to shareholders.

    The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by specific purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

    Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

    Municipal obligations purchased by each Fund may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

    CORPORATE OBLIGATIONS. THE BALANCED, MANAGED BOND and PRIME FUNDS and, to a limited extent, the EQUITY, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurodollar bonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates.

    Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of 13 months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined to be of comparable quality.

    BANK OBLIGATIONS. The BALANCED, MANAGED BOND and PRIME FUNDS and, to a limited extent, the EQUITY, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase certificates of deposit ("CDs"), bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. These Funds may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of a Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) These Funds may also make interest-bearing savings deposits in amounts not exceeding 5% of their total assets.

    REPURCHASE AGREEMENTS. EACH FUND may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

    VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. For the Prime Fund only, if rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Prime Fund must permit the Fund to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

    STRIPPED SECURITIES. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

    In addition, each Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

    Although stripped securities may not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

    BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The BALANCED, MANAGED BOND and PRIME FUNDS may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and may also invest in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, a Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, a Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to a Fund's policy and limitation on such investments as described below under "Managing Liquidity."

    PARTICIPATIONS AND TRUST RECEIPTS. The BALANCED, MANAGED BOND and PRIME FUNDS may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and does not intend to serve as a co-lender in any such activity. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objectives.

    INTEREST RATE SWAPS, FLOORS AND CAPS. The MANAGED BOND and BALANCED FUNDS may enter into interest rate swaps and purchase interest rate floors or caps in order to protect their net asset value from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which a

Fund's investments are traded. A Fund would expect to enter into these hedging transactions primarily to preserve the return or spread of a particular investment or portion of its portfolio and to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive a floating rate of interest for another party's right to receive a fixed rate of interest. The excess, if any, of a Fund's obligations over what it is owed with respect to each interest rate swap will be accrued on a daily basis and cash or other liquid high grade debt securities having an aggregate net asset value equal to such accrued excess will be maintained by a Fund's custodian in a separate account.

    The purchase of an interest rate floor by a Fund would entitle it, to the extent a specified index fell below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the floor. The purchase of an interest rate cap by a Fund would entitle it, to the extent that a specified index exceeded a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the cap. A Fund will only enter into an interest rate swap, floor or cap transaction if the unsecured commercial paper, senior debt, or claims paying ability of the other party to the transaction is rated either in the top rating category for short-term debt or "A" or its equivalent for long-term debt by an NRSRO.

    OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. As examples, the Equity and Balanced Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a correlation to the performance of the S&P 500. The INTERNATIONAL EQUITY FUND may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.

    Securities of other investment companies will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.

    BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained.

Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. In addition, a Fund may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the possible risks that the interest income earned on the investment of the proceeds will be less than the interest expense, that the market value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes and that the securities may not be returned to the Fund. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

    SECURITIES LENDING. EACH FUND may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33% of its total assets. Securities loans will be fully collateralized.

    MORTGAGE ROLLS. The BALANCED and MANAGED BOND FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities, but it is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, cash, U.S. Government securities or other liquid high grade debt instruments in the amount of the future purchase commitment will be set apart for a Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for each of these Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.

    CONVERTIBLE SECURITIES. The EQUITY, INTERNATIONAL EQUITY, SMALL CAPITALIZATION, BALANCED and MANAGED BOND FUNDS may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

    None of the assets of the Managed Bond Fund, and no more than 15% of the total assets of the Equity, International Equity, Small Capitalization and Balanced Funds, may be invested in convertible securities rated below investment grade at the time of purchase. Non-investment grade convertible securities must be rated "B" or higher by at least one NRSRO. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) Non-investment grade securities are commonly referred to as "junk" bonds and present a greater risk as to the timely repayment of the principal, interest and dividends. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

    OPTIONS. EACH FUND (except the Prime Fund) may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

    Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

    Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

    FUTURES AND RELATED OPTIONS. EACH FUND (except the Prime Fund) may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

    Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, that Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

    The International Equity Fund may engage in futures transactions on either a domestic or foreign exchange or board of trade. The other Funds will engage in futures transactions only on domestic exchanges or boards of trade.

    More information regarding futures contracts and related options can be found in Appendix B attached to the Statement of Additional Information, which you may request by calling 800/637-3759.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the INTERNATIONAL EQUITY FUND may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may, but is not required to, enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund may either enter into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts may be rolled over in a manner consistent with a more long-term currency decision. There is a risk of loss to the Fund if the other party does not complete the transaction.

    The International Equity Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.

    MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICs, BICs, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (or Sub-Adviser in the case of the International Equity Fund) has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A), are not subject to this 10% limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

    PORTFOLIO TURNOVER. EACH FUND may sell a portfolio security shortly after it is purchased if it is believed such disposition is consistent with a Fund's objectives. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "Tax Implications"). During the last fiscal year, the annual portfolio turnover rates of the Equity, Small Capitalization, Balanced and Managed Bond Funds were 89%, 356%, 106%, and 97%, respectively. The portfolio turnover rate for the International Equity Fund for the period from commencement of operations (December 27, 1995) through November 30, 1996 was 50%.

    FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

    Although the International Equity Fund will invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with the U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies, and emerging markets countries with respect to the International Equity Fund. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Some emerging markets countries may also have failed in the past to recognize private property rights and may have at times nationalized or expropriated the assets at private companies. Therefore, the risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

    Emerging markets are the capital markets of any country which, in the opinion of the Sub-Adviser, is generally considered to be a developing country by the international financial community. Currently, with respect to the International Equity Fund, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela, and countries that comprise the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the International Equity Fund may expand and diversify further the emerging markets countries in which it invests. As stated above, no more than 20% of the International Equity Fund's total assets may be invested in all emerging markets countries.

    Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

    In addition, foreign securities markets typically have substantially less volume than U.S. markets, and the securities in these markets can be less liquid and present greater risk of loss than the securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in foreign countries also could cause the International Equity Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some countries, which may result in the International Equity Fund incurring additional costs and delays in the transportation and custody of such securities.

    AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS. The International Equity Fund may invest up to 100% of its total assets and each of the Equity, Small Capitalization and Balanced Funds may invest up to 25% of its total assets in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs and GDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs are generally designed for use in foreign exchanges and over-the-counter markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

    OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

    Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing, market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Balanced, Managed Bond and Prime Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect income from such securities but will be reflected in a Fund's net asset values.

    These Funds, with the exception of the Prime Fund, may also hold other derivative instruments, which may be in the form of participations and custodial receipts evidencing rights to receive a specific future interest payment, principal payment, or both, and bonds that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, to the extent that the market value of these instruments is leveraged, they may be more volatile than other types of obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist.

    In addition the Balanced, Managed Bond and Prime Funds may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

    The Managed Bond Fund will normally maintain the average weighted maturity of its portfolio within the specified range previously described. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There is no assurance that the estimations used by the Fund for these instruments will, in fact, be accurate or that, if inaccurate, the Fund's average weighted maturity will remain within the specified limits.

    Payment on obligations held by a Fund may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted obligation.

FUNDAMENTAL LIMITATIONS

    The Funds' investment objectives and policies discussed above are not fundamental limitations and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have different investment objectives from the one it had at the time of your investment, However, each Fund also has in place certain "fundamental limitations" that cannot be changed for a Fund without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

    1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions).

    2. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

    3. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

                              -------------------

                           INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER

    BARNETT CAPITAL ADVISORS, INC. (REFERRED TO AS THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS. The Adviser is a newly-organized, wholly-owned subsidiary of Barnett Bank, N.A., which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc. The Adviser is a corporation headquartered in Florida.

    ENTRUSTED WITH APPROXIMATELY $10 BILLION UNDER ACTIVE MANAGEMENT, the Adviser provides investment management services to individuals and institutions. As the investment adviser to Emerald Funds, the Adviser employs investment professionals who are dedicated to managing money on a full-time basis. For the International Equity Fund only, the Adviser has entered into a sub-advisory agreement with Brandes Investment Partners, L.P. to provide daily portfolio management for that Fund.

PURCHASE OF SHARES

    Institutional Shares are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Institutional Shares are sold to Barnett Bank, N.A. and its affiliates ("Barnett"), as well as to Barnett's correspondent banks and other institutions ("Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at Barnett or another Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to Barnett or the other Institution involved. Barnett and other Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with Barnett and other Institutions.

    Institutional Shares are sold at their net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. Emerald Funds has established minimum initial investment requirements for its Funds. The minimum initial investment in a Fund (other than the Prime Fund) for an Institution is $250,000 with no minimum subsequent investment. The minimum initial investment in the Prime Fund for an Institution is $5,000 and the minimum subsequent investment is $100. Barnett and other Institutions may establish different minimum investment requirements for their Customers. For example, there is no minimum initial investment for transfers of assets by Customers from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a Customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

    The Equity, International Equity, Small Capitalization, Balanced and Managed Bond Funds (the "Equity and Fixed Income Funds") may have different business days from those of the Prime Fund. A "Business Day" for the Equity and Fixed Income Funds is any day on which the New York Stock Exchange (the "Exchange") is open for business, while for the Prime Fund it is any day on which both the Exchange and the Fund's Custodian are open for business. Additionally, on days when the Exchange (and/or the Custodian for the Prime Fund) closes early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

    For all Funds except the Prime Fund, purchase orders placed by an Institution for Institutional Shares must be received by the Funds' transfer agent before the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") on a Business Day. Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 4:00 p.m. (Eastern time) on the Business Day immediately following placement of the purchase order.

    Purchase orders for the Prime Fund must be received by 2:00 p.m. (Eastern
Time) on a Business Day in order to be effective. Purchases for shares of the Prime Fund will be effected only on days on which Emerald Funds and the purchasing Institutions are open for business and only when federal funds or other funds are immediately available to the Fund's transfer agent to make the purchase on the day it receives the purchase order. Institutions may transmit purchase orders by telephoning the transfer agent c/o the Distributor at 1-800-367-5905 not later than 2:00 p.m. (Eastern time) on any Business Day. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the transfer agent, the order will be cancelled. In addition, any purchase order received by the transfer agent after 2:00 p.m. (Eastern time) will not be accepted, and notice thereof will be given to the Institution placing the order. Any funds received in connection with late orders will be returned promptly.

    Each Fund observes the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). In addition, the Prime Fund observes the following additional holidays: Martin Luther King, Jr. Day, Columbus Day and Veterans Day (observed).

    It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to a Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be cancelled, notice will be given, and the Institution will be responsible for any loss to Emerald Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

    Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued to new shareholders.

    You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/ or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

REDEMPTION OF SHARES

    Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by the Emerald Funds' transfer agent. Emerald Funds imposes no charges when Institutional Shares are redeemed. Barnett and other Institutions may charge fees to their Customers for their services in connection with investments. Shares held by an Institution on behalf of its Customers must be redeemed in accordance with the instructions and limitations pertaining to the account at the Institution.

    The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act.

    Emerald Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions, not due to market fluctuations.

    It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

    Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to Emerald Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds (except the Prime Fund) are normally wired in federal funds to the redeeming Institution the Business Day following receipt of the order by the transfer agent. Payment for Prime Fund redemption orders which are received by the Transfer Agent before 2:00 p.m. (Eastern time) on a Business Day will normally be wired in federal funds the same day. Payment for Prime Fund redemption orders which are received between 2:00 p.m. (Eastern time) and the close of business or on a non-Business Day will normally be wired in federal funds on the next Business Day. Emerald Funds reserve the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

    The value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

DIVIDENDS AND DISTRIBUTIONS

WHERE DO DIVIDENDS AND DISTRIBUTIONS COME FROM?

    Dividends for each Fund are derived from its net investment income. In the case of the Managed Bond Fund, net investment income comes from the interest on the bonds and other investments that it holds in its portfolio. For the Equity, International Equity, Small Capitalization and Balanced Funds net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios. For the Prime Fund, net investment income flows from the interest that the Fund earns on the money market and other investments it holds.

    The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net capital gains, if any, after any reductions for capital loss carryforwards.

WHAT ARE THE DIVIDEND AND DISTRIBUTION OPTIONS?

    Shareholders receive dividends and net capital gains distributions. Dividends and distributions are automatically reinvested in the same share class of the Fund for which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:

  Emerald Equity and Fixed Income Funds               Emerald Prime Fund
      c/o BISYS Fund Services, Inc.               100 First Avenue, Suite 300
             P.O. Box 182697                         Pittsburgh, PA 15222
         Columbus, OH 43218-2697

    Your election is effective for dividends and distributions with record dates (with respect to the Equity, International Equity, Small Capitalization and Balanced Funds) or payment dates (with respect to the Managed Bond and Prime Funds) after the date the Funds' transfer agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?

                                                       DIVIDENDS ARE
                                               ------------------------------
FUNDS                                          DECLARED          PAID
-----                                          ---------  -------------------
(1)  Equity and Balanced.....................  Quarterly  Quarterly
(2)  International Equity and Small
     Capitalization..........................  Annually   Annually
(3)  Managed Bond and Prime..................  Daily      Monthly within five
                                                          business days after
                                                          month end

------------
(1) Dividends for the Equity and Balanced Funds may be declared and paid at times that do not fall at the end of a calendar quarter.

(2) Dividends for the International Equity and Small Capitalization Funds may be declared and paid at times that do not fall at the end of a calendar year.

(3) Shares of the Managed Bond Fund begin earning dividends the first Business Day after acceptance of the purchase order for which Emerald Funds' custodian has received payment and stop earning dividends on the Business Day such shares are redeemed. Shares of the Prime Fund begin earning dividends on the day a purchase order is accepted and payment in federal funds is received by the Fund's custodian, and continue to earn dividends through the day before they are redeemed.

    With respect to the Managed Bond Fund, if all of the Institutional Shares held by an Institution in that Fund are redeemed, the Fund will pay accrued dividends within five Business Days after redemption. With respect to the Prime Fund, if all the Institutional Shares held by an Institution in that Fund are redeemed, the Fund will pay dividends within five Business Days after the end of each month in which the redemption occurs.

    Net capital gain distributions for each of the Funds, if any, are made at least annually after any reductions for capital loss carryforwards.

EXPLANATION OF SALES PRICE

    Institutional Shares of the Funds are sold at net asset value. Net asset value per share is determined on each Business Day (as defined above) at 4:00 p.m. (Eastern time) with respect to each Fund other than the Prime Fund, and at 2:00 p.m. (Eastern time) with respect to the Prime Fund, by adding the value of a Fund's investments, cash and other assets attributed to its Institutional Shares, subtracting the Fund's liabilities attributed to those shares, and then dividing the result by the number of Institutional Shares in the Fund that are outstanding. The assets of the Funds (except the Prime Fund) are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. All securities of the Prime Fund are valued at amortized cost. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/637-3759.

    Foreign securities acquired by the International Equity, as well as the other Funds, may be traded on foreign exchanges or over-the-counter markets on days on which the Funds' net asset values are not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

EXCHANGE PRIVILEGE

    If you wish, Institutional Shares of a Fund may be exchanged for Retail Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of Barnett or another bank, trust company, or thrift institution. Similarly, a Customer may exchange Retail Shares for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes. The particular class of shares you are exchanging into must be registered for sale in your state.

OTHER SERVICE PROVIDERS

    While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to some of the services these companies provide, as well as more information regarding investment advisory services, see "The Business of the Funds."

                                 ADMINISTRATOR
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                                   ("BISYS")

    BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.

                                  DISTRIBUTOR
                         EMERALD ASSET MANAGEMENT, INC.

    Emerald Asset Management, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor. Certain officers of Emerald Funds, namely Messrs. Blundin, Fanning, Martinez and Tuch, are also officers and/or directors of the Distributor.

                                   CUSTODIAN
                              THE BANK OF NEW YORK

    The Bank of New York is responsible for holding the investments that the Funds own.

                                 TRANSFER AGENT
                           BISYS FUND SERVICES, INC.

    BISYS Fund Services, Inc. is the Transfer Agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

                          THE EMERALD FAMILY OF FUNDS

    Emerald Funds was organized on March 15, 1988 as a Massachusetts business trust, and is a mutual fund of the type known as an "open-end management investment company." The Agreement and Declaration of Trust permits the Board of Trustees of Emerald Funds to classify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of three share classes of the Funds. Each Fund is classified as a diversified company. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other portfolios of Emerald Funds. Information regarding these other portfolios and share classes offered by Emerald Funds may be obtained by contacting the Distributor at the address listed on page 29.

    The Institutional Shares of the Funds are described in this prospectus. The Funds also offer Retail Shares and, additionally, the Prime Fund offers Service Shares. Shares of each share class of a Fund bear a pro rata portion of all operating expenses incurred by the Funds, except for certain miscellaneous "class expenses" (I.E. certain printing and registration expenses). In addition, Retail Shares bear all payments under the Combined Distribution and Service Plan and Shareholder Processing Plan for Retail Shares (the "Retail Plans") and Service Shares bear all payments under the Shareholder Processing and Service Plan for Service Shares (the "Service Plan") as described in the prospectuses for those shares. Under these Plans, the Distributor and Service Organizations receive fees for distribution and shareholder and administrative support services.

    Payments under the Retail Plans may not exceed .50% (on an annual basis) of the average daily net asset value of outstanding Retail Shares. Payments under the Service Plan may not exceed .35% (on an annual basis) of the average daily net asset value of the outstanding Service Shares. Because of these Plans and other "class expenses," the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Retail and Service Shares. The Funds offer various services and privileges in connection with Retail Shares that are not generally offered in connection with Institutional and Service Shares, including an automatic investment plan and automatic withdrawal plan. For further information regarding a Fund's Retail or Service Shares, contact the Distributor at 800-637-3759.

    Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only Retail shareholders, however, will vote on matters pertaining to the Retail Plans. Similarly, only holders of Service Shares will vote matters pertaining to the Service Plan.

    Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of March 5, 1997, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

    THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

    The following individuals serve as trustees of Emerald Funds:

    - Marshall M. Criser, Chairman of the Board of Emerald Funds, is Chairman of the law firm of Mahoney Adams & Criser, P.A.

    - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Grimsley Marker & Iseley, P.A.

    - Raynor E. Bowditch is the President of Bowditch Insurance Corporation.

    - Mary Doyle is a Professor of Law, University of Miami Law School.

    - Albert D. Ernest is the President of Albert Ernest Enterprises.

    - Harvey R. Holding is the retired Executive Vice President and Chief Financial Officer of BellSouth Corp.

    Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. Barnett Capital Advisors, Inc. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. Brandes Investment Partners, L.P. (referred to as "Brandes" or the "Sub-Adviser") acts as sub-adviser for the International Equity Fund and is located at 12750 High Bluff Drive, San Diego, California 92130. Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, and Emerald Asset Management, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., located at the same address is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286. The transfer and dividend paying agent for the Equity and Income Funds is BISYS Fund Services Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035; for the Prime Fund, BISYS Fund Services, Inc., located at 100 First Avenue, Suite 300, Pittsburgh, PA 15222.

    ADVISER. As of December 31, 1996, the Adviser had approximately $10 billion under active management. The Adviser is a wholly-owned subsidiary of Barnett Bank, N.A., which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. As of December 31, 1996, Brandes had approximately $8.9 billion under management.

    The Adviser manages the investment portfolios of each Fund, except the International Equity Fund, including selecting portfolio investments and making purchase and sale orders. The Sub-Adviser manages the investment portfolio of the International Equity Fund in accordance with the investment requirements and policies established by the Adviser, except that cash balances of the International Equity Fund are managed by the Adviser.

    A Fund's portfolio manager is primarily responsible for the day-to-day management of its investment portfolio. Russell Creighton, C.F.A., has been the portfolio manager of the Equity Fund since September of 1993, and has managed the Balanced Fund since it commenced operations on April 11, 1994. Mr. Creighton joined Barnett in 1981 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team, and works with highly qualified investment professionals to integrate the Adviser's quantitative models with specific security analysis. Mr. Creighton earned his BBA in Finance from Stetson University and his MBA in Finance from the University of North Florida. He holds membership in the Association for Investment Management and Research ("AIMR"). Mr. Creighton has 16 years of investment experience. Jeffrey A. Busby, C.F.A., a Managing Partner and Senior Portfolio Manager at Brandes since August 1988, has been the portfolio manager of the International Equity Fund, except, as noted, with respect to the Fund's cash balances, since August 19, 1996. Also in connection with Brandes' appointment as Sub-Adviser, Don W. Bryant, C.F.A., became Barnett's "Sub-Advisory Liaison." In that capacity, Mr. Bryant oversees the provision of sub-investment advisory services by Brandes. Mr. Bryant joined Barnett in 1987 and has served as an institutional portfolio manager for Barnett for the past 7 years. He has worked with the firm throughout his investment career and plays an integral role on the equity investing team. He received his undergraduate degree from the University of South Alabama and his MBA in Finance from the University of Georgia. Mr. Bryant holds membership in AIMR. He has 10 years of investment experience. Dean McQuiddy, C.F.A., has managed the Small Capitalization Fund since its commencement of operations on January 4, 1994 and its predecessor, the Employee Benefits Small Capitalization Fund, since its inception in January 1987. Since joining Barnett in 1983, Mr. McQuiddy has been an equity analyst and an institutional portfolio manager. He received his BS in Finance from the University of Florida. Mr. McQuiddy holds membership in AIMR. He has 14 years of investment experience. Andrew Cantor, C.F.A., has managed the Managed Bond Fund since it commenced operations on April 11, 1994. Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed income investing team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in AIMR and the Jacksonville Financial Analysts Society. He has 23 years of investment experience.

    Although expected to be infrequent, the Adviser (or Sub-Adviser) may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with the Adviser or Sub-Adviser) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. The Adviser (and the Sub-Adviser) will not engage in this practice unless the execution capability of and the amount received by such brokerdealer or other company is believed to be comparable to what another qualified firm could offer.

    The Adviser may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may be up to 100% of the annual fees that are earned by the Adviser as investment adviser to such Fund (after adjustments) and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from assets of the Adviser or its affiliates.

    BISYS. BISYS is an Ohio Limited Partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.

    BISYS provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares, dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds.

    EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to a shareholder or deducted from a shareholder's account.

    The Adviser is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the International Equity and Small Capitalization Funds' average daily net assets, .60% of each of the Equity and Balanced Funds' average daily net assets, .40% of the Managed

Bond Fund's average daily net assets and .25% of the Prime Fund's average daily net assets. The advisory fee rates payable by the International Equity and Small Capitalization Funds are higher than those paid by most mutual funds, although the Board of Trustees believes they are comparable to the advisory fee rates payable by many comparable funds. In addition, the Adviser has agreed to pay Brandes a fee equal to .50% of the International Equity Fund's average daily net assets. The fee paid by the Adviser to the Sub-Adviser for the International Equity Fund comes out of the Adviser's advisory fee for that Fund and is not an additional charge to the Fund.

    For the fiscal year ended November 30, 1996, the Adviser and the prior adviser received fees, after waivers, at the effective annual rates of .60%, 1.00%, .44%, .30% and .21% of the average daily net assets of the Equity, Small Capitalization, Balanced, Managed Bond, and Prime Funds, respectively. The Adviser and prior adviser voluntarily waived all fees from the International Equity Fund.

    BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion,
 .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.

    Other operating expenses borne by the Funds include: taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; SEC fees; state securities registration and qualification fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

    FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by the Adviser and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of the Adviser, with respect to advisory fees, and the Funds' other service providers with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to the fiscal year end. Such waivers and reimbursements would increase the return to investors when made but would decrease return if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

    As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

    You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

    FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

    In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund will be taxable to you.

    Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

    A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distributions (or in the case of the Equity, International Equity, Small Capitalization or Balanced Funds the record date of dividends and capital gains distributions) should be aware that the amount of the forthcoming dividend or distribution, although in effect a return on capital, will be taxable.

    Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

    Shareholders in the Equity and Fixed Income Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.

    It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of this Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

    STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

MEASURING PERFORMANCE

    - Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote performance in advertisements or shareholder communications. The performance for each Funds' Institutional Shares will be calculated separately from the performance of the Funds' other classes of shares.

UNDERSTANDING PERFORMANCE MEASURES:

    - Total return for each Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

    - Yields for the Funds (except the Prime Fund) are calculated on a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and analyzing the result on a semi-annual basis. The yield for the Prime Fund is the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52-week period and shown as a percentage of the investment. In addition, the Prime Fund may quote an "effective" yield that is calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested. Net income used in yield calculations may be different than net income used for accounting purposes.

PERFORMANCE COMPARISONS:

    The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

    Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

    The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc. and total returns for the Funds may be compared to indices such as the Dow Jones Industrial Average, the S&P 500, the Lehman Brothers Bond Indices, the Merrill Lynch Bond Indicies, the Wilshire 5000 Equity Indices or the Consumer Price Index.

    The performance of the International Equity Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.

    The performance of the Prime Fund may be compared to the Donoghue's Money Fund Average, which monitors the performance of money market funds. Additionally, the Prime Fund's performance may be compared to data prepared by Lipper Analytical Services, Inc.

OTHER PERFORMANCE INFORMATION -- EQUITY, SMALL CAPITALIZATION AND MANAGED BOND FUNDS ONLY:

    The Equity, Small Capitalization and Managed Bond Funds commenced their initial investment operations in connection with the transfer of assets from common trust funds managed by the Adviser for employee benefit plan accounts. Set forth below is certain performance information relating to those common trust funds before the Equity, Small Capitalization and Managed Bond Funds registered as investment companies with the SEC, together with the performance information of these Funds since their commencement of operations. These common trust funds were operated using substantially the same investment objectives, policies, restrictions and methodologies as in the corresponding Funds. During that time the common trust funds were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions that are imposed by the Act. If the common trust funds had been registered under the 1940 Act, the common trust funds' performance might have been adversely affected. Because the common trust funds did not charge any expenses, their performance has been adjusted as stated below to reflect the Funds' estimated expenses at the time of their inception. The following performance information is not necessarily indicative of the future performance of the Funds. Because each Fund is actively managed, its investments vary from time to time and are not identical to the past portfolio investments of its predecessor common trust fund. Each Fund's performance fluctuates so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                           FOR THE PERIODS ENDED NOVEMBER 30, 1996
                                                                     ----------------------------------------------------
                                                                       1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                                                     -----------  -----------  -----------  -------------
Equity Fund (1)....................................................      23.33%       17.69%       14.21%       12.21%
Small Capitalization Fund (2)......................................      14.49%       15.63%       19.51%       13.08%*
Managed Bond Fund (3)..............................................       5.96%        6.73%        8.33%        9.10%**

------------
(1) The above information for the periods prior to inception of the Equity Fund (6/28/91) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.49% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Equity Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund for the period from June 28, 1991 to March 1, 1994 and of Institutional Shares of the Fund thereafter. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(2) The above information for the periods prior to inception of the Small Capitalization Fund (1/4/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 1.35% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Small Capitalization Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(3) The above information for the periods prior to inception of the Managed Bond Fund (4/11/94) is the annual total return for the periods indicated of the predecessor common trust fund, assuming the reinvestment of all net investment income and capital gains and taking into account expenses of 0.27% of average daily net assets, which was the expected expense ratio of Institutional Shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Managed Bond Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

 *  Since inception of common trust fund: 12/31/86.

**  Since inception of common trust fund: 4/30/87.

OTHER PERFORMANCE INFORMATION -- INTERNATIONAL EQUITY FUND ONLY:

    For the one year period ended December 31, 1996 and for the period from commencement of operations (December 27, 1995) through December 31, 1996, the average annual total returns for Institutional Shares of the International Equity Fund were 15.35% and 14.47%, respectively. These total returns assume the reinvestment of all dividends and capital gains and reflect fee waivers and expense reimbursements in effect. Without these waivers and reimbursements the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed may be worth more or less than the original cost. For more information on performance, see "Additional Information on Performance Calculations" in the Statement of Additional Information.

    Set forth below is certain performance information provided by Brandes Investment Partners, L.P., Sub-Adviser for the International Equity Fund, relating to historical performance of a composite of international equity accounts of clients of the Sub-Adviser. The international equity accounts in the Brandes composite had the same investment objective as the International Equity Fund and were managed by the same team that manages the International Equity Fund's securities, using substantially similar, though not identical, investment strategies, policies and techniques as those contemplated for use by the Fund. This information is provided to illustrate the past performance of Brandes in managing similar accounts as measured against the Morgan Stanley Capital International ("MSCI") EAFE Index, a standard international equity investment benchmark. The accounts that are included in the Brandes' composite are not subject to the same types of expenses and liquidity requirements to which the International Equity Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Equity Fund by the 1940 Act or the Code. Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies. The composite performance shown below does not represent the performance of the International Equity Fund. You should not consider this past performance as an indication of future performance of the International Equity Fund or of the Sub-Adviser.

                                                                               FOR PERIODS ENDED DECEMBER 31, 1996
                                                                       ----------------------------------------------------
                                                                                                                  SINCE
                                                                                                                INCEPTION
                                                                        ONE YEAR    THREE YEARS  FIVE YEARS     (7/1/90)
                                                                       -----------  -----------  -----------  -------------
Annualized Total Return*.............................................      16.01         8.58%       13.90%       16.16%
MSCI EAFE**..........................................................       6.05%        8.32%        8.15%        5.90%

------------
 * The net annual returns presented above for the Brandes' composite were calculated on a time-weighted and asset-weighted total return basis, including investment of all dividends and interest on a cash basis, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, any applicable foreign withholding taxes and custodial fees, without provision for federal and state income taxes, if any. Brandes' composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning 7/1/90, other than wrap fee accounts. The weighted-average management fee during the period from 7/1/90 through 12/31/96 was 0.96% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance returns. Starting with calendar year 1992 through calendar year 1995, the net annual total returns for the Brandes International Equity composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1996 is not completed as of the date of this prospectus. Copies of the auditors' reports and a complete list and description of Brandes' composites are available on request by calling the distributor at 800/637-3759. The results for individual accounts and for different periods may vary. Investors should not rely on prior performance results as a reliable indication of future results.

** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.

    Performance quotations will fluctuate and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett and other institutions may charge directly to their Customers in connection with an investment in the Funds will not be included in Funds' calculations of total return and yield.

    Inquiries regarding the Funds may be directed to the Distributor at the address on page 29.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 TABLE OF CONTENTS
                                                                           PAGE
                                                                           -----
SUMMARY OF EXPENSES AND FINANCIAL INFORMATION.........................           3
  Expenses............................................................           3
  Financial Highlights................................................           4
INVESTMENT PRINCIPLES AND POLICIES....................................          11
INVESTING IN EMERALD FUNDS............................................          29
  Your Money Manager..................................................          29
  Purchase of Shares..................................................          29
  Redemption of Shares................................................          31
  Dividends and Distributions.........................................          32
  Explanation of Sales Price..........................................          33
  Exchange Privilege..................................................          34
  Other Service Providers.............................................          34
THE EMERALD FAMILY OF FUNDS...........................................          35
THE BUSINESS OF THE FUNDS.............................................          36
  Fund Management.....................................................          36
  Tax Implications....................................................          39
  Measuring Performance...............................................          41

EMD-159
EM BEST 497 PRO

                                    EMERALD FUNDS
                                    (THE "TRUST")

                             INSTITUTIONAL SHARES OF THE
                           EQUITY FUND, EQUITY VALUE FUND,
                              INTERNATIONAL EQUITY FUND,
                             SMALL CAPITALIZATION FUND,
                     BALANCED FUND, SHORT-TERM FIXED INCOME FUND,
                           U.S. GOVERNMENT SECURITIES FUND,
                         MANAGED BOND FUND, PRIME FUND AND
                             TREASURY FUND (THE "FUNDS")
                            FOR QUALIFIED RETIREMENT PLANS

                          SUPPLEMENT DATED ___________, 1998
                          TO PROSPECTUS DATED APRIL 1, 1997


     This Supplement to the Prospectus supersedes and replaces all existing supplements to the Prospectus. This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

                              *     *     *     *     *

(1) On January 9, 1998, Barnett Banks, Inc. was merged into a wholly-owned subsidiary of NationsBank Corporation ("NationsBank"). As a result of the merger, Barnett Capital Advisors, Inc. ("Barnett"), the Trust's investment adviser, became a wholly-owned subsidiary of NationsBank. Pursuant to an order of the Securities and Exchange Commission, the Trust has entered into new investment advisory agreements with Barnett with respect to the Funds dated as of January 9, 1998 and Barnett has entered into a new sub-investment advisory agreement with Brandes Investment Partners, L.P. ("Brandes") with respect to the International Equity Fund dated as of the same date. The new investment advisory and sub-investment advisory agreements have the same terms and fee rates as the previous investment advisory and sub-investment advisory agreements which were automatically terminated. A meeting of shareholders of the Funds will be held on or before May 9, 1998 to vote on the Trust's new investment advisory agreements with Barnett and Barnett's new sub-investment advisory agreement with Brandes.

     The Board of Trustees of the Trust is also considering a proposed reorganization of the Trust with Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves (collectively, "Nations Funds"), three investment companies that are part of the Nations Family of Funds. If approved by the Board of Trustees, it is expected that the proposed reorganization will also be submitted to a vote of the shareholders of the Trust on or before May 9, 1998. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's portfolios, including the Funds, will be transferred to similar portfolios in the Nations Funds family, and the shareholders of the Trust's portfolios, including the shareholders of the Funds, will become shareholders of Nations Funds. Pursuant to Nations Funds' current reorganization proposal, if approved, each Fund described in this Prospectus would reorganize into the corresponding Nations Funds portfolio indicated below:


Emerald Fund                               Corresponding Nations Fund
------------                               --------------------------

Equity Fund                                Disciplined Equity Fund
Equity Value Fund                          Value Fund
International Equity Fund                  International Value Fund
Small Capitalization Fund                  Small Company Growth Fund
Balanced Fund                              Balanced Assets Fund
Short-Term Fixed Income Fund               Short-Term Income Fund
U.S. Government Securities Fund            Government Securities Fund
Managed Bond Fund                          Strategic Fixed Income Fund
Prime Fund                                 Prime Fund
Treasury Fund                              Treasury Fund

                              *     *     *     *     *

(2) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Expenses" on pages 3 through 5 of the
Prospectus:

                    SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

     Shareholder transaction expenses are charges you pay when buying or selling shares of a Fund. Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

     Below is information regarding the shareholder transaction expenses and operating expenses for Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Prime and Treasury Funds. Examples based on this information are also provided.



                                                                        Equity                       Small
                                                             Equity     Value      International     Capitalization     Balanced
                                                             Fund       Fund       Equity Fund       Fund               Fund
                                                             ------     -------    -------------     --------------     --------
 Shareholder Transaction Expenses:
   Front End Sales Charge Imposed on Purchases               None       None       None              None               None
   Sales Charge Imposed on Reinvested Dividends              None       None       None              None               None
   Deferred Sales Charge                                     None       None       None              None               None
   Redemption Fee                                            None       None       None              None               None
   Exchange Fee                                              None       None       None              None               None
   Annual Fund Operating Expenses After
    Expense Reimbursements
   (as a percentage of average net assets):
   Advisory Fees                                                 %          %          %                 %                  %
   All Other Expenses
     (After Expense Reimbursements)*                         ____%      ____%      ____%             ____%              ____%

   Total Fund Operating Expenses (After Expense              ____%      ____%      ____%             ____%              ____%
    Reimbursements)*                                         ____       ____       ____              ____               ____



                                                                              U.S.
                                                             Short-Term       Government        Managed
                                                             Fixed            Securities        Bond        Prime      Treasury
                                                             Income Fund      Fund              Fund        Fund       Fund
                                                             -----------      ---------------   ---------   -----      --------
 Shareholder Transaction Expenses:
   Front End Sales Charge Imposed on Purchases               None             None              None        None       None
   Sales Charge Imposed on Reinvested Dividends              None             None              None        None       None
   Deferred Sales Charge                                     None             None              None        None       None
   Redemption Fee                                            None             None              None        None       None
   Exchange Fee                                              None             None              None        None       None
   Annual Fund Operating Expenses After Fee
    Waivers
    (as a percentage of average net assets):
   Advisory Fees (After Fee Waivers)*                            %                %                 %           %          %
   All Other Expenses                                        ____%            ____%             ____%       ____%      ____%

   Total Fund Operating Expenses (After Fee
    Waivers*                                                 ____%            ____%             ____%       ____%      ____%**
                                                             ____             ____              ____        ____       ____



___________________

* This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Funds reflect the fees and operating expenses incurred by the Funds during the last fiscal year.

     Without fee waivers by the Adviser, investment management fees as a percentage of net assets would have been .25% for each of the Prime and Treasury Funds. Absent these waivers and other expense reimbursements, the total operating expenses for the Institutional Shares of the Equity Value, Prime and Treasury Funds would have been ____%, ____% and ____%, respectively.

     The Adviser may waive its fee and/or reimburse expenses of the Funds from time to time. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

** See "Financial Highlights" below for information about the additional interest expense of _____% paid by the Treasury Fund on reverse repurchase agreements during the last fiscal year.

EXAMPLE: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                 1 Year After 3 Year After 5 Year After 10 Year After
                                    Purchase     Purchase     Purchase      Purchase
                                    --------     --------     --------      --------
Equity Fund. . . . . . . . . . .    $            $            $             $
Equity Value Fund  . . . . . . .    $            $            $             $
International Equity Fund. . . .    $            $            $             $
Small Capitalization Fund. . . .    $            $            $             $
Balanced Fund. . . . . . . . . .    $            $            $             $
Short-Term Fixed Income Fund . .    $            $            $             $
U.S. Government Securities Fund.    $            $            $             $
Managed Bond Fund. . . . . . . .    $            $            $             $
Prime Fund . . . . . . . . . . .    $            $            $             $
Treasury Fund. . . . . . . . . .    $            $            $             $

The Example shown above should not be considered a representation of past or future investment returns or operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

                              *     *     *     *     *

(3) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Financial Highlights" replace those included on pages 5 through 15 of the Prospectus:

Financial Highlights

     The Financial Highlights below for the fiscal year ended November 30, 1997 have been audited by [_____________________], the Funds' independent accountants, whose unqualified reports on the Financial Statements containing such information is [___________________________] into the Statement of Additional Information (which can be obtained free of charge by calling 800/637-3759). The Financial Highlights below for the fiscal year ended November 30, 1996 and prior periods were audited by the Funds' former independent accountants. The Financial Highlights should be read along with the Financial Statements and related notes. Further information about each Fund's performance is contained in that Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1997, which may be obtained without charge from the Distributor.

     During the fiscal years 1993 and 1992 and the period ended November 30, 1991, the Equity and U.S. Government Securities Funds did not offer Institutional Shares. Rather, each Fund offered a separate share class, now called Retail Shares, to both institutional and retail investors. The following information regarding Retail Shares is provided to give you a longer term perspective of the Funds' financial history. For a description of the characteristics and expenses of Retail Shares, See "The Emerald Family of Funds."

                                 EMERALD EQUITY FUND

     Financial highlights for an Institutional Share and a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:

                                                    INSTITUTIONAL
                                                        SHARES
                                  -------------------------------------------------
                                YEAR ENDED   YEAR ENDED     YEAR ENDED    PERIOD ENDED
                               NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,
                                   1997        1996(c)         1995          1994+++
                                   ----        -------         ----          -------
Net asset value, beginning
  period . . . . . . . . . . .                $  14.63       $  10.89      $  11.94
                                              --------       --------      --------
Income from investment
    operations:
    Net investment income. . .                    0.06           0.08          0.11
    Net realized and unreal-
    ized gains (losses) on
    securities . . . . . . . .                    3.02           3.74         (0.90)
                                              --------       --------      --------

    Total income (loss)
      from investment
      operations . . . . . . .                    3.08           3.82         (0.79)
                                              --------       --------      --------

Less dividends and
  distribution:
    Dividends from net
      investment income. . . .                   (0.06)         (0.08)        (0.11)
    Distributions from net
      realized gains on
      securities . . . . . . .                   (1.29)         (0.00)        (0.15)
                                              --------       --------      --------

    Total dividends and
      distributions. . . . . .                   (1.35)         (0.08)        (0.26)
                                              --------       --------      --------

Net change in net asset value.                    1.73           3.74         (1.05)
                                              --------       --------      --------
Net asset value, end of period                $  16.36       $  14.63      $  10.89
                                              --------       --------      --------
                                              --------       --------      --------

Total return . . . . . . . . .                   23.33%         35.21%        (6.62%)++

Ratios/supplemental data:
    Net assets, end of
    period (000s). . . . . . .                $217,184       $173,824      $164,015
    Ratio of expenses to
      average net assets . . .                    0.79%          0.84%         0.79%+
    Ratio of net investment
      income to average
      net assets . . . . . . .                    0.43%          0.67%         1.46%+
    Ratio of expenses to
      average net assets** . .                    0.79%           (a)           (a)
    Ratio of net investment
      income to average
      net assets** . . . . . .                    0.43%           (a)           (a)
    Portfolio turnover . . . .                      89%           104%          113%
    Average commission rate
      paid(b). . . . . . . . .                 $0.0518             --            --



                                                      RETAIL SHARES
                                  -------------------------------------------------------
                                           YEAR ENDED                      PERIOD ENDED
                                  -------------------------------------------------------
                                  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,
                                     1994            1993          1992          1991*
                                     ----            ----          ----          -----
Net asset value, beginning
  period . . . . . . . . . . .       $  11.82      $  11.97       $  10.24     $  10.00
                                     --------      --------       --------     --------
Income from investment
    operations:
    Net investment income. . .         0.08          0.15           0.16         0.12
    Net realized and unreal-
    ized gains (losses) on
    securities . . . . . . . .        (0.39)        (0.08)          1.73         0.24
                                   --------      --------       --------     --------

    Total income (loss)
      from investment
      operations . . . . . . .        (0.31)         0.07           1.89         0.36
                                   --------      --------       --------     --------

Less dividends and
  distribution:
    Dividends from net
      investment income. . . .        (0.08)        (0.15)         (0.16)       (0.12)
    Distributions from net
      realized gains on
      securities . . . . . . .        (0.57)        (0.07)         (0.00)       (0.00)
                                   --------      --------       --------     --------

    Total dividends and
      distributions. . . . . .        (0.65)        (0.22)         (0.16)       (0.12)
                                   --------      --------       --------     --------

Net change in net asset value.        (0.96)        (0.15)          1.73         0.24
                                   --------      --------       --------     --------
Net asset value, end of period     $  10.86      $  11.82       $  11.97     $  10.24
                                   --------      --------       --------     --------
                                   --------      --------       --------     --------

Total return . . . . . . . . .        (2.91%)        0.58%         18.49%        3.54%++

Ratios/supplemental data:
    Net assets, end of
    period (000s). . . . . . .      $19,705      $138,642       $152,939      $98,953
    Ratio of expenses to
      average net assets . . .         1.07%         0.86%          0.76%        0.00%+
    Ratio of net investment
      income to average
      net assets . . . . . . .         0.36%         1.22%          1.41%        2.64%+
    Ratio of expenses to
      average net assets** . .         1.29%         1.21%          1.18%        1.22%+
    Ratio of net investment
      income to average
      net assets** . . . . . .         0.13%         0.87%          0.99%        1.42%+
    Portfolio turnover . . . .          113%          102%            40%          13%
    Average commission rate
      paid(b). . . . . . . . .           --            --             --           --



-------------------------
 *   For the period June 28, 1991 (commencement of operations) through
     November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.
(a)  There were no waivers or reimbursements during the period.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(c)  Effective June 29, 1996, Barnett Capital Advisors, Inc. became the
     Fund's investment adviser.

                              EMERALD EQUITY VALUE FUND

     Financial highlights for an Institutional Share of the Equity Value Fund outstanding throughout each of the periods indicated:

                                                                 YEAR ENDED    PERIOD ENDED
                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                    1997         1996*(b)
                                                                ------------   ------------

Net Asset Value, Beginning of Period . . . . . . . . . . . .                    $    10.00
                                                                                ----------

Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . . . . .                          0.28
  Net realized and unrealized gains on
    securities . . . . . . . . . . . . . . . . . . . . . . .                          2.18
                                                                                ----------

  Total income from investment operations. . . . . . . . . .                          2.46
                                                                                ----------

Dividends from net investment income . . . . . . . . . . . .                         (0.28)
                                                                                ----------

Net change in net asset value. . . . . . . . . . . . . . . .                          2.18
                                                                                ----------

Net Asset Value, End of Period . . . . . . . . . . . . . . .                    $    12.18
                                                                                ----------
                                                                                ----------

Total return . . . . . . . . . . . . . . . . . . . . . . . .                         24.93%++

Ratios/Supplemental Data:
  Net assets, end of period (000s) . . . . . . . . . . . . .                    $    3,945
  Ratio of expenses to average net assets. . . . . . . . . .                          0.00%+
  Ratio of net investment income to average
    net assets . . . . . . . . . . . . . . . . . . . . . . .                          2.89%+
  Ratio of expenses to average net assets**. . . . . . . . .                          4.37%+
  Ratio of net investment loss to average
    net assets** . . . . . . . . . . . . . . . . . . . . . .                         (1.48%)+
  Portfolio turnover . . . . . . . . . . . . . . . . . . . .                            19%
  Average commission rate paid (a) . . . . . . . . . . . . .                    $   0.0791

-------------------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +   Annualized.
++   Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b)  Effective June 29, 1996, Barnett Capital Advisors, Inc. became the
     Fund's investment adviser.

                          EMERALD INTERNATIONAL EQUITY FUND

     Financial highlights for an Institutional Share of the International Equity Fund outstanding throughout each of the periods indicated:

                                                                 YEAR ENDED    PERIOD ENDED
                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                    1997         1996*(b)
                                                                ------------   ------------
Institutional Shares:
Net Asset Value, Beginning of Period . . . . . . . . . . . .                    $    10.00
                                                                                ----------

Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . . . . .                          0.06
  Net realized and unrealized gains on
     securities. . . . . . . . . . . . . . . . . . . . . . .                          1.29
                                                                                ----------

  Total income from investment
     operations. . . . . . . . . . . . . . . . . . . . . . .                          1.35
                                                                                ----------

Dividends from net investment income . . . . . . . . . . . .                         (0.06)
                                                                                ----------

Net change in net asset value. . . . . . . . . . . . . . . .                          1.29
                                                                                ----------

Net Asset Value, End of Period . . . . . . . . . . . . . . .                    $    11.29
                                                                                ----------
                                                                                ----------

Total return . . . . . . . . . . . . . . . . . . . . . . . .                         13.47%++

Ratios/Supplemental Data:
  Net assets, end of period (000s) . . . . . . . . . . . . .                    $   17,528
  Ratio of expenses to average net
     assets. . . . . . . . . . . . . . . . . . . . . . . . .                          0.00%+
  Ratio of net investment income to
     average net assets. . . . . . . . . . . . . . . . . . .                          1.99%+
  Ratio of expenses to average net
     assets**. . . . . . . . . . . . . . . . . . . . . . . .                          3.46%+
  Ratio of net investment loss to
     average net assets**. . . . . . . . . . . . . . . . . .                         (1.47%)+
  Portfolio turnover . . . . . . . . . . . . . . . . . . . .                            50%
  Average commission rate paid(a). . . . . . . . . . . . . .                    $   0.0463

-------------------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +   Annualized.
++   Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b)  Effective June 29, 1996, Barnett Capital Advisors, Inc. became the
     Fund's investment adviser, and effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's investment sub-adviser.

                          EMERALD SMALL CAPITALIZATION FUND

     Financial highlights for an Institutional Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:

                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                               NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                    1997         1996(b)         1995          1994*
                                                               ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period . . . . . . . . . . . .                    $    12.78     $     9.66     $    10.00
                                                                                ----------     ----------     ----------

Income from investment operations:
    Net investment loss. . . . . . . . . . . . . . . . . . .                         (0.07)         (0.03)         (0.04)
    Net realized and unrealized gains (losses)
    on securities. . . . . . . . . . . . . . . . . . . . . .                          1.81           3.15          (0.30)
                                                                                ----------     ----------     ----------

    Total income (loss) from investment
      operations . . . . . . . . . . . . . . . . . . . . . .                          1.74           3.12          (0.34)
                                                                                ----------     ----------     ----------

Distributions from net realized gains on
  securities . . . . . . . . . . . . . . . . . . . . . . . .                         (1.00)         (0.00)         (0.00)
                                                                                ----------     ----------     ----------

Net Change in Net Asset Value. . . . . . . . . . . . . . . .                          0.74           3.12          (0.34)
                                                                                ----------     ----------     ----------

Net asset value, end of period . . . . . . . . . . . . . . .                    $    13.52     $    12.78     $     9.66
                                                                                ----------     ----------     ----------
                                                                                ----------     ----------     ----------

Total return . . . . . . . . . . . . . . . . . . . . . . . .                         14.49%         32.30%         (3.40%)++

Ratios/Supplemental Data:
    Net assets, end of period (000s) . . . . . . . . . . . .                      $138,008        $88,561        $53,509
    Ratio of expenses to average net
      assets . . . . . . . . . . . . . . . . . . . . . . . .                          1.22%          1.39%          1.29%+
    Ratio of net investment loss to average
      net assets . . . . . . . . . . . . . . . . . . . . . .                         (0.60%)        (0.65%)        (0.54%)+
    Ratio of expenses to average net
      assets** . . . . . . . . . . . . . . . . . . . . . . .                          1.24%          1.42%          1.48%+
    Ratio of net investment loss to average
      net assets **. . . . . . . . . . . . . . . . . . . . .                         (0.62%)        (0.68%)        (0.73%)+
    Portfolio turnover . . . . . . . . . . . . . . . . . . .                           356%           229%           118%
    Average commission rate paid(a). . . . . . . . . . . . .                       $0.0420             --             --

-------------------------
* For the period January 4, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                                EMERALD BALANCED FUND

     Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:

                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                               NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                    1997         1996(b)         1995          1994*
                                                               ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period . . . . . . . . . . . .                    $    11.91     $     9.63     $    10.00
                                                                                ----------     ----------     ----------

Income from investment operations:
    Net investment income. . . . . . . . . . . . . . . . . .                          0.35           0.33           0.27
    Net realized and unrealized gains (losses)
      on securities. . . . . . . . . . . . . . . . . . . . .                          1.34           2.28          (0.37)
                                                                                ----------     ----------     ----------

    Total income (loss) from investment operations . . . . .                          1.69           2.61          (0.10)
                                                                                ----------     ----------     ----------

Less dividends and distributions:
    Dividends from net investment income . . . . . . . . . .                         (0.35)         (0.33)         (0.25)
    Distributions in excess of net investment
      income . . . . . . . . . . . . . . . . . . . . . . . .                         (0.00)         (0.00)         (0.02)
    Distributions from net realized gains
      on securities. . . . . . . . . . . . . . . . . . . . .                         (0.22)         (0.00)         (0.00)
                                                                                ----------     ----------     ----------

Total dividends and distributions. . . . . . . . . . . . . .                         (0.57)         (0.33)         (0.27)
                                                                                ----------     ----------     ----------

Net change in net asset value. . . . . . . . . . . . . . . .                          1.12           2.28          (0.37)
                                                                                ----------     ----------     ----------

Net Asset Value, End of Period . . . . . . . . . . . . . . .                    $    13.03     $    11.91     $     9.63
                                                                                ----------     ----------     ----------
                                                                                ----------     ----------     ----------

Total return . . . . . . . . . . . . . . . . . . . . . . . .                         14.73%         27.99%         (1.02%)++

Ratios/Supplemental Data:
    Net assets, end of period (000s) . . . . . . . . . . . .                       $90,602        $73,830        $51,170
    Ratio of expenses to average net
      assets . . . . . . . . . . . . . . . . . . . . . . . .                          0.69%          0.32%          0.28%+
    Ratio of net investment income to average
      net assets . . . . . . . . . . . . . . . . . . . . . .                          2.96%          3.54%          4.11%+
    Ratio of expenses to average net
      assets** . . . . . . . . . . . . . . . . . . . . . . .                          0.90%          1.10%          1.25%+
    Ratio of net investment income to average
      net assets** . . . . . . . . . . . . . . . . . . . . .                          2.75%          2.76%          3.14%+
    Portfolio turnover . . . . . . . . . . . . . . . . . . .                           106%            87%            33%
    Average commission rate paid(a). . . . . . . . . . . . .                       $0.0466             --             --

------------------------
*    For the period April 11, 1994 (commencement of operations) through
     November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                         EMERALD SHORT-TERM FIXED INCOME FUND

     Financial highlights for an Institutional Share of the Short-Term Fixed Income Fund outstanding throughout each of the periods indicated:

                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                               NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                    1997         1996(a)         1995          1994*
                                                               ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period . . . . . . . . . . . .                    $    10.15     $     9.74     $    10.00
                                                                                ----------     ----------     ----------

Income from investment operations:
    Net investment income. . . . . . . . . . . . . . . . . .                          0.58           0.61           0.35
    Net realized and unrealized gains (losses) on
      securities . . . . . . . . . . . . . . . . . . . . . .                         (0.05)          0.41          (0.26)
                                                                                ----------     ----------     ----------

    Total income from investment
      operations . . . . . . . . . . . . . . . . . . . . . .                          0.53           1.02           0.09
                                                                                ----------     ----------     ----------

Less dividends and distributions:
    Dividends from net investment income . . . . . . . . . .                         (0.58)         (0.61)         (0.35)
    Distributions from net realized gains
      on securities. . . . . . . . . . . . . . . . . . . . .                         (0.03)         (0.00)         (0.00)
    Total dividends and distributions. . . . . . . . . . . .                         (0.61)         (0.61)         (0.35)
                                                                                ----------     ----------     ----------

Net change in net asset value. . . . . . . . . . . . . . . .                         (0.08)          0.41          (0.26)
                                                                                ----------     ----------     ----------

Net Asset Value, End of Period . . . . . . . . . . . . . . .                    $    10.07     $    10.15     $     9.74
                                                                                ----------     ----------     ----------
                                                                                ----------     ----------     ----------

Total return . . . . . . . . . . . . . . . . . . . . . . . .                          5.47%         10.80%         (0.90%)++

Ratios/Supplemental Data:
    Net assets, end of period (000s) . . . . . . . . . . . .                       $53,200        $14,037        $23,566
    Ratio of expenses to average net
      assets . . . . . . . . . . . . . . . . . . . . . . . .                          0.53%          0.32%          0.28%+
    Ratio of net investment income to average
      net assets . . . . . . . . . . . . . . . . . . . . . .                          5.79%          6.14%          5.55%+
    Ratios of expenses to average net
      assets** . . . . . . . . . . . . . . . . . . . . . . .                          0.90%          1.43%          1.60%+
    Ratios of net investment income to average
      net assets** . . . . . . . . . . . . . . . . . . . . .                          5.42%          5.03%          4.24%+
    Portfolio turnover . . . . . . . . . . . . . . . . . . .                           138%            33%             0%

-------------------------
*    For the period April 11, 1994 (commencement of operations) through
     November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                       EMERALD U.S. GOVERNMENT SECURITIES FUND

     Financial highlights for an Institutional Share and a Retail Share of U.S. Government Securities Fund outstanding throughout each of the periods indicated:

                                                          INSTITUTIONAL
                                                              SHARES
                                     ---------------------------------------------------------
                                     YEAR ENDED      YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                     NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                                        1997          1996(c)         1995           1994+++
                                        ----          -------         ----           -------
Net Asset Value, Beginning
    of Period. . . . . . . . .                       $  10.36       $   9.71        $  10.47
                                                     --------       --------        --------

Income from investment
    operations:
    Net investment income. . .                           0.65           0.68            0.46
    Net realized and unreal
      ized gains (losses)
      on securities. . . . . .                          (0.09)          0.65           (0.75)
                                                     --------       --------        --------

    Total income (loss) from
      investment operations. .                           0.56           1.33           (0.29)
                                                     --------       --------        --------

Less dividends and
  distributions:
    Dividends from net
      investment income. . . .                          (0.65)         (0.68)          (0.46)
    Distributions from net
      realized gains on
      securities . . . . . . .                          (0.00)         (0.00)          (0.00)
    Distributions in excess
      of net investment income                          (0.00)         (0.00)          (0.01)
    Distributions in excess
      of net realized gains. .                          (0.00)         (0.00)          (0.00)

    Total dividends and
      distributions. . . . . .                          (0.65)         (0.68)          (0.47)
                                                     --------       --------        --------

Net change in net asset value.                         (0.09)           0.65           (0.76)
                                                     --------       --------        --------

Net Asset Value, End of Period                       $  10.27       $  10.36        $   9.71
                                                     --------       --------        --------
                                                     --------       --------        --------

Total return . . . . . . . . .                           5.69%         14.10%          (2.83%)++

Ratios/Supplemental Data:
    Net assets, end of
      period (000s). . . . . .                        $37,468        $74,753         $69,314
    Ratio of expenses to
      average net assets . . .                           0.69%          0.83%           0.68%+
    Ratio of net investment
      income to average net assets                       6.39%          7.46%           5.90%+
    Ratio of expenses to average
    net assets** . . . . . . .                           0.69%           (a)            0.69%+
    Ratio of net investment
      income to average net assets**                     6.39%           (a)            5.90%+
    Portfolio turnover . . . .                             53%            89%            133%


                                     YEAR ENDED      YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                     -----------------------------------------------------------
                                     NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,     NOVEMBER 30,
                                        1994           1993           1992             1991*
                                        ----           ----           ----             -----
Net Asset Value, Beginning
    of Period. . . . . . . . .        $  10.79      $  10.52         $  10.46          $  10.00
                                      --------      --------         --------          --------

Income from investment
    operations:
    Net investment income. . .            0.58          0.66             0.77              0.27
    Net realized and unreal
      ized gains (losses)
      on securities. . . . . .           (0.94)         0.41             0.12              0.46
                                      --------      --------         --------          --------

    Total income (loss) from
      investment operations. .           (0.36)         1.07             0.89              0.73
                                      --------      --------         --------          --------
Less dividends and
  distributions:
    Dividends from net
      investment income. . . .           (0.58)        (0.66)           (0.77)             0.27)
    Distributions from net
      realized gains on
      securities . . . . . . .           (0.10)        (0.14)           (0.06)            (0.00)
    Distributions in excess
      of net investment income           (0.01)        (0.00)           (0.00)            (0.00)
    Distributions in excess
      of net realized gains. .           (0.02)        (0.00)           (0.00)            (0.00)
                                      --------      --------         --------          --------


      distributions. . . . . .           (0.71)        (0.80)           (0.83)            (0.27)
                                      --------      --------         --------          --------

Net change in net asset value.           (1.07)         0.27             0.06              0.46
                                      --------      --------         --------          --------

Net Asset Value, End of Period        $   9.72      $  10.79         $  10.52          $  10.46
                                      --------      --------         --------          --------
                                      --------      --------         --------          --------

Total return . . . . . . . . .           (3.45%)       10.40%            8.79%             7.34%++

Ratios/Supplemental Data:
    Net assets, end of
      period (000s). . . . . .         $30,855      $145,328          $94,006           $34,693
    Ratio of expenses to
      average net assets . . .            0.98%         0.64%            0.28%             0.00%+
    Ratio of net investment
      income to average net assets        5.68%         5.91%            7.18%             7.88%+
    Ratio of expenses to average
    net assets** . . . . . . .            1.09%         1.06%            0.99%             1.47%+
    Ratio of net investment
      income to average net assets**      5.57%         5.49%            6.42%             6.41%+
    Portfolio turnover . . . .             133%           72%              50%               34%

-------------------------
*    For the period July 31, 1991 (commencement of operations) through
     November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.
(a)  There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                              EMERALD MANAGED BOND FUND

     Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:

                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                               NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                    1997         1996(a)         1995          1994*
                                                               ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period . . . . . . . . . . . .                    $    10.55     $     9.55     $    10.00
                                                                                ----------     ----------     ----------

Income from investment operations:
    Net investment income. . . . . . . . . . . . . . . . . .                          0.65           0.70           0.45
    Net realized and unrealized gains (losses)
      on securities. . . . . . . . . . . . . . . . . . . . .                         (0.06)          1.00          (0.45)
                                                                                ----------     ----------     ----------

    Total income (loss) from investment
      operations . . . . . . . . . . . . . . . . . . . . . .                          0.59           1.70           0.00
                                                                                ----------     ----------     ----------

Less dividends and distributions:
    Dividends from net investment income . . . . . . . . . .                         (0.65)         (0.70)         (0.43)
    Distributions in excess of net
      investment income. . . . . . . . . . . . . . . . . . .                         (0.12)         (0.00)         (0.02)
                                                                                ----------     ----------     ----------

    Total dividends and distributions. . . . . . . . . . . .                         (0.77)         (0.70)         (0.45)
                                                                                ----------     ----------     ----------

Net change in net asset value. . . . . . . . . . . . . . . .                         (0.18)          1.00          (0.45)
                                                                                ----------     ----------     ----------

Net Asset Value, End of Period . . . . . . . . . . . . . . .                    $    10.37     $    10.55     $     9.55
                                                                                ----------     ----------     ----------
                                                                                ----------     ----------     ----------

Total return . . . . . . . . . . . . . . . . . . . . . . . .                          5.96%         18.36%         (0.01%)++

Ratios/Supplemental Data:
    Net assets, end of period (000s) . . . . . . . . . . . .                       $75,519        $68,923        $66,588
    Ratio of expenses to average net
      assets . . . . . . . . . . . . . . . . . . . . . . . .                          0.55%          0.31%          0.27%+
    Ratio of net investment income to average
      net assets . . . . . . . . . . . . . . . . . . . . . .                          6.32%          6.95%          6.83%+
    Ratio of expenses to average net
      assets** . . . . . . . . . . . . . . . . . . . . . . .                          0.67%          0.83%          0.86%+
    Ratio of net investment income to average
      net assets** . . . . . . . . . . . . . . . . . . . . .                          6.20%          6.43%          6.25%+
    Portfolio turnover . . . . . . . . . . . . . . . . . . .                            97%            92%            83%

-------------------------
*    For the period April 11, 1994 (commencement of operations) through
     November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                                  EMERALD PRIME FUND

     Financial highlights for an Institutional Share of the Prime Fund outstanding throughout each of the periods indicated:

                                                      Year Ended
                           November 30,     November 30,    November 30,     November 30,     November 30,      November 30
                              1997             1996(b)         1995             1994             1993               1992
                           ------------     -----------     ------------     ------------     ------------      -----------
Net asset value,
  beginning of
  period . . . . . . .                        $1.0002         $1.0000           $0.9999          $1.0001           $1.0000
                                              -------         -------           -------          -------           -------
Income from
  Investment
  operations:
  Net investment
    income . . . . . .                         0.0519          0.0566            0.0390           0.0316            0.0407
  Net realized gains
   (losses) on
   securities. . . . .                         0.0000          0.0002           (0.0028)         (0.0001)           0.0001
                                              -------         -------           -------          -------           -------
  Total income from
    investment
    operations . . . .                         0.0519          0.0568            0.0362           0.0315            0.0408
                                              -------         -------           -------          -------           -------

Less dividends and
  distributions:
  Dividends from
    net investment
    income . . . . . .                        (0.0519)       (0.0566)           (0.0390)         (0.0316)          (0.0407)
  Distributions
    from net
    realized gains
    on securities. . .                        (0.0002)        (0.0000)          (0.0000)         (0.0001)          (0.0000)
                                              -------         -------           -------          -------           -------

  Total dividends and
    distributions. . .                        (0.0521)        (0.0566)          (0.0390)         (0.0317)          (0.0407)
                                              -------         -------           -------          -------           -------

Voluntary capital
  contribution . . . .                         0.0000          0.0000            0.0029           0.0000            0.0000
                                              -------         -------           -------          -------           -------
Net change in net
  asset value. . . . .                        (0.0002)         0.0002            0.0001          (0.0002)           0.0001
                                              -------         -------           -------          -------           -------
Net asset value,
  end of period. . . .                        $1.0000         $1.0002           $1.0000          $0.9999           $1.0001
                                              -------         -------           -------          -------           -------
                                              -------         -------           -------          -------           -------

Total Return . . . . .                           5.34%           5.81%             3.97%            3.21%             4.14%

Ratios/supplemental data:
  Net assets, end
   of period
   (000s). . . . . . .                       $598,009        $462,726          $413,541         $510,683        $1,947,016
  Ratio of expenses
   to average net
   expenses. . . . . .                           0.38%           0.37%             0.37%            0.35%             0.37%
  Ratio of net
   investment income
   to average net
   assets. . . . . . .                           5.19%           5.66%             3.92%            3.21%             3.84%
  Ratio of expenses
   to average net
   assets**. . . . . .                           0.42%           0.39%               (a)              (a)               (a)
  Ratio of net
   investment income
   to average net
   assets**. . . . . .                           5.15%           5.64%               (a)              (a)               (a)





                                    Year Ended              Period Ended
                           November 30,     November 30,    November 30,
                               1991            1990             1989*
                           ------------     -----------     ------------
Net asset value,
  beginning of
  period . . . . . . .       $0.9999          $0.9999         $1.0000
                             -------          -------         -------
Income from
  Investment
  operations:
  Net investment
    income . . . . . .        0.0637           0.0805          0.0890
  Net realized
   gains
   (losses) on
   securities. . . . .        0.0001           0.0000         (0.0001)
                             -------          -------         -------
  Total income from
    investment
    operations . . . .        0.0638           0.0805          0.0889
                             -------          -------         -------

Less dividends and
  distributions:
  Dividends from
    net investment
    income . . . . . .       (0.0637)         (0.0805)        (0.0890)
  Distributions
    from net
    realized gains
    on securities            (0.0000)         (0.0000)        (0.0000)
                             -------          -------         -------

Total dividends
  and
  distributions. . . .       (0.0637)         (0.0805)        (0.0890)
                             -------          -------         -------

Voluntary capital
  contribution . . . .        0.0000           0.0000          0.0000
                             -------          -------         -------
Net change in net
  asset value. . . . .        0.0001           0.0000         (0.0001)
                             -------          -------         -------
Net asset value,
  end of period. . . .       $1.0000          $0.9999         $0.9999
                             -------          -------         -------
                             -------          -------         -------

Total Return . . . . .          6.56%            8.36%           9.27%++

Ratios/supplemental
  data:
  Net assets, end
   of period
   (000s). . . . . . .      $512,919         $278,419        $192,628
  Ratio of expenses
   to average net
   expenses. . . . . .          0.40%            0.39%           0.36%+
  Ratio of net
   investment income
   to average net
   assets. . . . . . .          6.27%            8.03%           9.00%+
  Ratio of expenses
   to average net
   assets**. . . . . .          0.42%            0.45%           0.44%+
  Ratio of net
   investment income
   to average net
   assets**. . . . . .          6.25%            7.97%           8.92%+



----------------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+     Annualized.
++    Not Annualized.
(a)   There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                              EMERALD TREASURY FUND

     Financial highlights for an Institutional Share of the Treasury Fund outstanding throughout each of the periods indicated:


                                                      Year Ended
                           November 30,     November 30,    November 30,     November 30,     November 30,      November 30
                              1997             1996(b)         1995             1994             1993               1992
                           ------------     -----------     ------------     ------------     ------------      -----------
Net asset value,
  beginning of
  period . . . . . . .                        $0.9996         $0.9999           $1.0000          $1.0000           $1.0000
                                              -------         -------           -------          -------           -------
Income from investment
  operations:
 Net Investment
  income . . . . . . .                         0.0494          0.0548            0.0368           0.0291            0.0368
 Net realized
  gains (losses)
  on securities. . . .                        (0.0003)        (0.0003)          (0.0001)          0.0000            0.0000
                                              -------         -------           -------          -------           -------
 Total income from
  investment
  operations . . . . .                         0.0491          0.0545            0.0367           0.0291            0.0368
                                              -------         -------           -------          -------           -------
Dividends from
  net investment
  income . . . . . . .                        (0.0494)        (0.0548)          (0.0368)         (0.0291)          (0.0368)
                                              -------         -------           -------          -------           -------
Net change in
  net asset
  value. . . . . . . .                        (0.0003)        (0.0003)          (0.0001)          0.0000            0.0000
                                              -------         -------           -------          -------           -------
Net asset
  value, end of
  period . . . . . . .                        $0.9993         $0.9996           $0.9999          $1.0000           $1.0000
                                              -------         -------           -------          -------           -------
                                              -------         -------           -------          -------           -------

Total return . . . . .                           5.05%           5.62%             3.74%            2.95%             3.75%

Ratios/supplemental
  data:
  Net assets, end of
    period (000s). . .                       $218,020        $236,392          $283,920         $501,377          $452,170
Ratio of operating
  expenses to
  average net
  assets . . . . . . .                           0.40%           0.40%             0.39%            0.40%             0.38%
Ratio of interest
  expense to
  average net
  assets . . . . . . .                           0.07%(c)        0.00%             0.00%            0.00%             0.00%
                                              -------         -------           -------          -------           -------
Ratio of total
  expenses to
  average net
  assets . . . . . . .                           0.47%           0.40%             0.39%            0.40%             0.38%
                                              -------         -------           -------          -------           -------
                                              -------         -------           -------          -------           -------

Ratio of net
  investment income
  to average net
  assets . . . . . . .                           4.97%           5.49%             3.73%            2.91%             3.74%
Ratio of operating
  expenses to
  average net
  assets** . . . . . .                           0.42%           0.42%               (a)              (a)               (a)
Ratio of interest
  expense to
  average net
  assets . . . . . . .                           0.07%(c)        0.00%               (a)              (a)               (a)
                                              -------         -------           -------          -------           -------
Ratio of total
  expenses to
  average net
  assets** . . . . . .                           0.49%           0.42%               (a)              (a)               (a)
                                              -------         -------           -------          -------           -------
                                              -------         -------           -------          -------           -------
Ratio of net
  investment
  income to
  average net
  assets** . . . . . .                           4.95%           5.46%               (a)              (a)               (a)




                                    Year Ended              Period Ended
                           November 30,     November 30,    November 30,
                               1991            1990             1989*
                           ------------     -----------     ------------
Net asset value,
  beginning of
  period . . . . . . .     $1.0000          $1.0000         $1.0000
                           -------          -------         -------
Income from investment
  operations:
 Net Investment
  income . . . . . . .      0.0590           0.0776          0.0856
 Net realized
  gains (losses)
  on securities. . . .      0.0000           0.0000          0.0000
                            ------          -------         -------
Total income from
  investment
  operations . . . . .      0.0590           0.0776          0.0856
                            ------          -------         -------
Dividends from
  net investment
  income . . . . . . .      0.0590)         (0.0776)        (0.0856)
                            ------          -------         -------
Net change in
  net asset
  value. . . . . . . .      0.0000           0.0000          0.0000
                            ------          -------         -------
Net asset
  value, end of
  period . . . . . . .      1.0000          $1.0000         $1.0000

                            ------          -------         -------
                            ------          -------         -------
Total return . . . . .        6.07%            8.04%           8.90%++

Ratios/supplemental
  data:
  Net assets, end of
    period (000s). . .    $575,103          $416,131       $349,183
Ratio of operating
  expenses to
  average net
  assets . . . . . . .        0.40%             0.38%          0.73%+
Ratio of interest
  expense to
  average net
  assets . . . . . . .        0.00%            0.00%           0.00%+
                            ------          -------         -------

Ratio of total
  expenses to
  average net
  assets . . . . . . .        0.40%            0.38%           0.73%+

                            ------          -------         -------
                            ------          -------         -------
  investment income
  to average net
  assets . . . . . . .        5.86%            7.75%           8.69%+
Ratio of operating
  expenses to
  average net
  assets** . . . . . .        0.41%            0.41%           0.77%+
Ratio of interest
  expense to
  average net
  assets . . . . . . .        0.00%            0.00%           0.00%+
 Ratio of total
  expenses to
  average net
  assets** . . . . . .        0.41%            0.41%           0.77%+
                            ------          -------         -------
                            ------          -------         -------

Ratio of net
  investment
  income to
  average net
  assets** . . . . . .        5.85%            8.13%           8.65%+


-------------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.
(c)  Represents interest expense on reverse repurchase agreements.

                              *     *     *     *     *

(4) The section entitled "INVESTMENT PRINCIPLES AND POLICIES" on pages 16 through 22 of the Prospectus is modified as follows:

     Managed Bond Fund - Portfolio Maturity.

     The description of the Managed Bond Fund in the Prospectus is modified to provide that there are no minimum or maximum limitations regarding the dollar-weighted average portfolio maturity of the Managed Bond Fund. The Fund's average portfolio maturity will change from time to time, and may be longer or shorter than ten years in light of the Adviser's views of prevailing market and economic conditions.

     Managed Bond Fund and Short-Term Fixed Income Funds - Investment in Preferred Stocks.

     The Managed Bond and Short-Term Fixed Income Funds can invest in both convertible and non-convertible preferred stocks that meet the investment criteria and policies stated in the Prospectus, and may have either a set maturity date or no maturity date.

                              *     *     *     *     *

(5) The last two sentences of the section entitled "PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS -- Portfolio Turnover" on page 34 of the Prospectus is deleted and replaced with the following:

During the last fiscal year, annual portfolio turnover rates of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds were ___%, ___%, ___%, ___%, ___%, ___%, ___% and ___%, respectively.

                              *     *     *     *     *

(6) The first paragraph of the section entitled "INVESTING IN EMERALD FUNDS - Your Money Manager" on page 36 of the Prospectus is deleted and replaced with the following:

Barnett Capital Advisors, Inc. (also referred to as the "Adviser") serves as investment adviser for Emerald Funds. Barnett is an indirect wholly-owned subsidiary of NationsBank Corporation. Barnett is a corporation headquartered in Florida.

                              *     *     *     *     *

(7) The address on page 39 of the Prospectus to which shareholders of the Prime Fund and Treasury Fund are directed to send written elections to receive dividend and distribution payments in cash or changes to any previous elections has been changed to the following:

               Emerald Funds
               c/o BISYS Fund Services, Inc.
               P.O. Box 182697
               Columbus, Ohio 43218-2697

                              *     *     *     *     *

(8) The third sentence of the last paragraph of the section entitled "THE EMERALD FAMILY OF FUNDS" on page 42 and 43 of the Prospectus is deleted and replaced with the following:

     As of ________________, 1988, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds.

                              *     *     *     *     *

(9) The first bullet point of the second paragraph of the section entitled "THE BUSINESS OF THE FUNDS" on page 43 of the Prospectus is deleted and replaced with the following:

     Marshall M. Criser, Chairman of the Board, is Of Counsel of the law firm of McGuire, Woods, Battle & Boothe LLP.

                              *     *     *     *     *

(10) The address on page 43 of the Prospectus for BISYS Fund Services, Inc., in its capacity as transfer and dividend paying agent for the Prime and Treasury Funds, has been changed as follows:

               3435 Stelzer Road
               Columbus, Ohio  43219-3035

(11) The first three sentences of the first paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Adviser" on page 43 of the Prospectus are deleted and replaced with the following:

     As of December 31, 1997, the Adviser had approximately $_______ billion under active management. The Adviser is an indirect wholly-owned subsidiary of NationsBank Corporation. As of December 31, 1997, the Sub-Adviser had approximately $___ billion under active management.

                              *     *     *     *     *

(12) The third paragraph of the section entitled "THE BUSINESS OF THE FUNDS - FUND MANAGEMENT -- Adviser" on pages 43 through 45 of the Prospectus is amended and supplemented as follows:

     As of June of 1997, Don W. Bryant, CFA, has co-responsibility with Martin E. LaPrade, CFA, for the day-to-day management of the Equity Value Fund. As of June of 1997, Mr. LaPrade, CFA, has responsibility for the day-to-day management of the Small Capitalization Fund, as a co-manager until January of this year and as sole manager thereafter. As of June of 1997, Jeffery A. Greenert has responsibility for the day-to-day management of the U.S. Government Securities Fund, as a co-manager until January of this year and as sole manager thereafter.

     As of June of 1997, David Furfine has co-responsibility with Jeffery A. Greenert for the day-to-day management of the Short-Term Fixed Income Fund. Mr. Furfine joined the Adviser in 1996 from Barnett Mortgage Company. Prior to joining Barnett Mortgage Company in 1995, Mr. Furfine managed the hedging and trading desk for Prudential Home Mortgage. He received his BS in Economics from the Wharton School at the University of Pennsylvania, Mr. Furfine has 13 years of investment experience.

     As of January of this year, Jack A. Ablin, CFA, has responsibility for the day-to-day management of the Managed Bond Fund. Mr. Ablin joined Barnett in 1997 and plays the lead role on the fixed income investment team. Prior to joining Barnett he was Head of Fixed Income at Bank of Boston. He received his undergraduate degree in Mathematics from Vassar and his MBA in

Finance from Boston University. Mr. Ablin holds membership in the Association for Investment Management and Research. He has 16 years of investment experience.

                              *     *     *     *     *


(13) The third paragraph of the section entitled "The Business of the Funds - FUND MANAGEMENT -- Expenses" on pages 45 and 46 of the Prospectus is deleted and replaced with the following:

     For the fiscal year ended November 30, 1997, Barnett received fees, after waivers, at the effective annual rates of .___%, ___%, ___%, ___%, ___% ___%, ___%, ___%, ___%, and ___%, of the average daily net assets of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond, and Prime and Treasury Funds, respectively.

                              *     *     *     *     *

(14) The third paragraph of the section entitled "Federal Taxes" on pages 46 and 47 of the Prospectus is deleted and replaced with the following:

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the assets the sale of which generated the capital gains. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

                              *     *     *     *     *

(15) The following table replaces the table in the section entitled "THE BUSINESS OF THE FUNDS -- Measuring Performance -- Other Performance `Information - Equity, Small Capitalization, Managed Bond and Short-Term Fixed Income Funds Only" on pages 49 and 50 of the Prospectus:

                                   Average Annual Total Return
                              For The Periods Ended November 30,
                                             1997
                         ---------------------------------------
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS

Equity Fund(1)           _____%    _____%    _____%    _____%

Small Capitalization
  Fund(2)                _____%    _____%    _____%    _____%

Managed Bond
  Fund(3)                _____%    _____%    _____%    _____%

Short-Term Fixed
  Income Fund(4)         _____%    _____%    _____%    _____%

(1) The above information for the periods prior to inception of the Equity Fund (6/28/91) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.49% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Equity Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund for the period June 28, 1991 to March 1, 1994 and of Institutional Shares of the Fund thereafter. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(2) The above information for the periods prior to inception of a Small Capitalization Fund (1/4/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 1.35% of average daily net assets, which was the expected expense ratio of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Small Capitalization Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(3) The above information for the periods prior to inception of the Managed Bond Fund (4/11/94) is the annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.27% of average daily net assets, which was the expected expense ratio of Institutional Shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Managed Bond Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(4) The above information for the periods prior to inception of the Short-Term Fixed Income Fund (4/11/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.28% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Short-Term Fixed Income Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

                              *     *     *     *     *


(16) (a) The first sentence of the first paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Measuring Performance -- Other Performance Information - International Equity Fund Only" on pages 50 and 51 of the Prospectus is deleted and replaced with the following:

     For the one-year period ending December 31, 1997 and the period from commencement of operations (December 27, 1995) through December 31, 1997, the average annual total returns for Institutional Shares of the International Equity Fund were ____% and ____%, respectively.

     (b) The following table replaces the table in the third paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Measuring Performance -- Other Performance Information - International Equity Fund Only" on page 51 of the Prospectus:

                              FOR PERIODS ENDED DECEMBER 31, 1997

                                                              SINCE
                         ONE YEAR  THREE YEARS   FIVE YEARS   INCEPTION (7/1/90)

Annualized Total Return*   ____%        ____%      ____%         ____%
MSCI EAFE**                ____%        ____%      ____%         ____%


* The net annual returns presented above for the Brandes' composite were calculated on a time-weighted and asset-weighted total return basis, including investment of all dividends and interest on a cash basis, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, any applicable foreign withholding taxes and custodial fees, without provision for federal and state income taxes, if any. Brandes' composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning 7/1/90, other than wrap fee accounts. The weighted-average management fee during the period from 7/1/90 through 12/31/97 was ____% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance returns. Starting with calendar year 1992 through calendar year 1996, the net annual total returns for the Brandes International Equity composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1997 is not completed as of the date of this prospectus. Copies of the auditors' reports and a complete list and description of Brandes' composites are available on request by calling the Distribution at 800/637-3759. The results for individual accounts and for different periods may vary. Investors should not rely on prior performance results as a reliable indication of future results.

** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.


                              *     *     *     *     *

                  For voice recorded price information for the
                Equity and Fixed Income Funds call 800/548-6546.
                          For yield information for the
                  Prime and Treasury Funds call 800/367-5905.

                                 EMERALD FUNDS

April 1, 1997

    EMERALD FUND                     GOAL                     FOR INVESTORS WHO WANT
---------------------  --------------------------------  --------------------------------
EQUITY                 Long-term capital appreciation    Capital appreciation over the
                       through investments primarily in  long term and are willing to
                       high quality common stocks        accept the relative risks
                                                         associated with equity
                                                         investments
-----------------------------------------------------------------------------------------
EQUITY VALUE           Long-term capital appreciation    Long-term capital appreciation
                       through investments primarily in  and are willing to accept the
                       common and preferred stock and    relative risks associated with
                       debt securities convertible into  investments in undervalued
                       common stock                      stocks
-----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY   Long-term capital appreciation    Capital appreciation over the
                       through investments primarily in  long-term and are willing to
                       equity securities of foreign      accept the relative risks
                       issuers                           associated with foreign
                                                         investments
-----------------------------------------------------------------------------------------
SMALL CAPITALIZATION   Long-term capital appreciation    Long-term rewards that may
                                                         exceed those provided by a fund
                                                         investing in larger, more
                                                         established companies and are
                                                         willing to accept the relative
                                                         risks of smaller companies
-----------------------------------------------------------------------------------------
BALANCED               Attractive investment return      Asset allocation among equity
                       through a combination of growth   securities, fixed income
                       of capital and current income     securities and cash equivalents
                                                         in light of prevailing market
                                                         and economic conditions
-----------------------------------------------------------------------------------------
SHORT-TERM FIXED       Consistently positive current     Current income greater than
INCOME                 income with relative stability    normally available from a money
                       of principal through investments  market fund and less principal
                       in investment grade securities    volatility than normally
                       and high quality money market     associated with a long-term fund
                       instruments
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT        Consistent positive income        Current income from U.S.
SECURITIES             through investments principally   Government securities and can
                       in U.S. Government securities     accept fluctuations in price and
                       and repurchase agreements         yield
-----------------------------------------------------------------------------------------
MANAGED BOND           High level of current income      Current income from corporate
                       and, secondarily, capital         and government securities and
                       appreciation                      can accept fluctuations in price
                                                         and yield
-----------------------------------------------------------------------------------------
PRIME                  High current income, liquidity    A flexible and convenient way to
                       and the preservation of capital   manage cash while earning money
                       through investments in            market returns
                       short-term money market
                       instruments
-----------------------------------------------------------------------------------------
TREASURY               High current income, liquidity    A way to earn money market
                       and the preservation of capital   returns with the extra margin of
                       through investments in            safety associated with U.S.
                       short-term U.S. Treasury          Government obligations
                       obligations, as well as related
                       repurchase agreements
-----------------------------------------------------------------------------------------

    This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information dated April 1, 1997 that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/637-3759, and is incorporated by reference into (considered a part of) the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE THE PRIME AND TREASURY FUNDS WILL ATTEMPT TO MAINTAIN THEIR NET ASSET VALUE AT $1.00 A SHARE, THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT CAPITAL ADVISORS, INC. SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUNDS' DISTRIBUTOR.

                 SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

    SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

    Below is information regarding the shareholder transaction expenses and operating expenses for Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Prime and Treasury Funds. Examples based on this information are also provided.

                                                                           EQUITY                       SMALL
                                                                EQUITY      VALUE    INTERNATIONAL  CAPITALIZATION  BALANCED
                                                                 FUND       FUND      EQUITY FUND       FUND          FUND
                                                               ---------  ---------  -------------  -------------  -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases................    None       None         None          None           None
  Sales Charge Imposed on Reinvested Dividends...............    None       None         None          None           None
  Deferred Sales Charge......................................    None       None         None          None           None
  Redemption Fee.............................................    None       None         None          None           None
  Exchange Fee...............................................    None       None         None          None           None
ANNUAL FUND OPERATING EXPENSES
  AFTER EXPENSE REIMBURSEMENTS
  (as a percentage of average net assets):
  Advisory Fees..............................................      0.60%      0.60%         1.00%         1.00%         0.60%
  All Other Expenses (After Expense Reimbursements)*.........      0.15%      0.55%         0.31%         0.18%         0.20%
                                                               ---------  ---------        ------        ------    -----------
  Total Fund Operating Expenses (After Expense
   Reimbursements)*..........................................      0.75%      1.15%         1.31%         1.18%         0.80%
                                                               ---------  ---------        ------        ------    -----------
                                                               ---------  ---------        ------        ------    -----------

                                                                              U.S.
                                                             SHORT-TERM    GOVERNMENT
                                                            FIXED INCOME   SECURITIES     MANAGED      PRIME     TREASURY
                                                                FUND          FUND       BOND FUND     FUND        FUND
                                                            -------------  -----------  -----------  ---------  -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases.............      None          None         None        None        None
  Sales Charge Imposed on Reinvested Dividends............      None          None         None        None        None
  Deferred Sales Charge...................................      None          None         None        None        None
  Redemption Fee..........................................      None          None         None        None        None
  Exchange Fee............................................      None          None         None        None        None
ANNUAL FUND OPERATING EXPENSES
  AFTER FEE WAIVERS
  (as a percentage of average net assets):
  Advisory Fees (After Fee Waivers)*......................         0.40%        0.40%        0.40%       0.22%       0.24%
  All Other Expenses......................................         0.22%        0.20%        0.17%       0.15%       0.14%
                                                                  ------   -----------  -----------  ---------  -----------
  Total Fund Operating Expenses
   (After Fee Waivers)*...................................         0.62%        0.60%        0.57%       0.37%       0.38% **
                                                                  ------   -----------  -----------  ---------  -----------
                                                                  ------   -----------  -----------  ---------  -----------

------------
 * This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Funds have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year.

    Without fee waivers by the Adviser, investment management fees as a percentage of net assets would be .25% for each of the Prime and Treasury Funds. Absent these waivers and other expense reimbursements, the total operating expenses for the Institutional Shares of the Equity Value, Prime and Treasury Funds would be 1.21%, 0.40% and 0.39%, respectively.

    The Adviser may waive its fee and/or reimburse expenses of the Funds from time to time. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

** See "Financial Highlights" below for information about the additional interest expense of 0.07% paid by the Treasury Fund on reverse repurchase agreements during the last fiscal year.

EXAMPLE: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                     AFTER      AFTER      AFTER      AFTER
                                                    PURCHASE   PURCHASE   PURCHASE   PURCHASE
                                                    --------   --------   --------   --------
Equity Fund.......................................    $ 8        $24        $42        $ 93
Equity Value Fund.................................    $12        $37        $63        $140
International Equity Fund.........................    $13        $42        $72        $158
Small Capitalization Fund.........................    $12        $37        $65        $143
Balanced Fund.....................................    $ 8        $26        $44        $ 99
Short-Term Fixed Income Fund......................    $ 6        $20        $35        $ 77
U.S. Government Securities Fund...................    $ 6        $19        $33        $ 75
Managed Bond Fund.................................    $ 6        $18        $32        $ 71
Prime Fund........................................    $ 4        $12        $21        $ 47
Treasury Fund.....................................    $ 4        $12        $21        $ 48

------------
THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

    THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, THE FUNDS' INDEPENDENT ACCOUNTANTS FOR THE FISCAL PERIODS SHOWN, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR EACH OF THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1996, ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/637-3759). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.

    DURING THE FISCAL YEARS 1993 AND 1992 AND THE PERIOD ENDED NOVEMBER 30, 1991, THE EQUITY AND U.S. GOVERNMENT SECURITIES FUNDS DID NOT OFFER INSTITUTIONAL SHARES. RATHER, EACH FUND OFFERED A SEPARATE SHARE CLASS, NOW CALLED RETAIL SHARES, TO BOTH INSTITUTIONAL AND RETAIL INVESTORS. THE FOLLOWING INFORMATION REGARDING RETAIL SHARES IS PROVIDED TO GIVE YOU A LONGER TERM PERSPECTIVE OF THE FUNDS' FINANCIAL HISTORY. FOR A DESCRIPTION OF THE CHARACTERISTICS AND EXPENSES OF RETAIL SHARES, SEE "THE EMERALD FAMILY OF FUNDS."

                              EMERALD EQUITY FUND

    Financial highlights for an Institutional Share and a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:

                                                                                          RETAIL SHARES
                                                                     -------------------------------------------------------
                                     INSTITUTIONAL SHARES
                           ----------------------------------------                 YEAR ENDED
                            YEAR ENDED    YEAR ENDED   PERIOD ENDED  ----------------------------------------  PERIOD ENDED
                           NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                             1996(C)         1995        1994+++         1994          1993          1992          1991*
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $    14.63    $    10.89    $    11.94    $    11.82    $    11.97    $    10.24     $   10.00
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
Income from investment
 operations:
  Net investment
   income................         0.06          0.08          0.11          0.08          0.15          0.16          0.12
  Net realized and
   unrealized gains
   (losses) on
   securities............         3.02          3.74         (0.90)        (0.39)        (0.08)         1.73          0.24
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
  Total income (loss)
   from investment
   operations............         3.08          3.82         (0.79)        (0.31)         0.07          1.89          0.36
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
Less dividends and
 distributions:
  Dividends from net
   investment income.....        (0.06)        (0.08)        (0.11)        (0.08)        (0.15)        (0.16)        (0.12)
  Distributions from net
   realized gains on
   securities............        (1.29)        (0.00)        (0.15)        (0.57)        (0.07)        (0.00)        (0.00)
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
  Total dividends and
   distributions.........        (1.35)        (0.08)        (0.26)        (0.65)        (0.22)        (0.16)        (0.12)
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
Net change in net asset
 value...................         1.73          3.74         (1.05)        (0.96)        (0.15)         1.73          0.24
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
NET ASSET VALUE, END OF
 PERIOD..................   $    16.36    $    14.63    $    10.89    $    10.86    $    11.82    $    11.97     $   10.24
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
                           ------------  ------------  ------------  ------------  ------------  ------------  -------------
Total return.............        23.33%        35.21%        (6.62%)++       (2.91%)        0.58%       18.49%        3.54%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s).........   $  217,184    $  173,824    $  164,015    $   19,705    $  138,642    $  152,939     $  98,953
  Ratio of expenses to
   average net assets....         0.79%         0.84%         0.79%+        1.07%         0.86%         0.76%         0.00%+
  Ratio of net investment
   income to average net
   assets................         0.43%         0.67%         1.46%+        0.36%         1.22%         1.41%         2.64%+
  Ratio of expenses to
   average net
   assets**..............         0.79%           (a)           (a)         1.29%         1.21%         1.18%         1.22%+
  Ratio of net investment
   income to average net
   assets**..............         0.43%           (a)           (a)         0.13%         0.87%         0.99%         1.42%+
  Portfolio turnover.....           89%          104%          113%          113%          102%           40%           13%
  Average commission rate
   paid(b)...............   $   0.0518            --            --            --            --            --            --

-----------------

* For the period June 28, 1991 (commencement of operations) through November 30, 1991.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+    Annualized.

++   Not Annualized.

+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.

(a)  There were no waivers or reimbursements during the period.

(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                           EMERALD EQUITY VALUE FUND

    Financial highlights for an Institutional Share of the Equity Value Fund outstanding throughout the period indicated:

                                                                                                      PERIOD ENDED
                                                                                                      NOVEMBER 30,
                                                                                                        1996*(B)
                                                                                                      ------------
Net asset value, beginning of period................................................................   $    10.00
                                                                                                      ------------
Income from investment operations:
  Net investment income.............................................................................         0.28
  Net realized and unrealized gains on securities...................................................         2.18
                                                                                                      ------------
  Total income from investment operations...........................................................         2.46
                                                                                                      ------------
Dividends from net investment income................................................................        (0.28)
                                                                                                      ------------
Net change in net asset value.......................................................................         2.18
                                                                                                      ------------
NET ASSET VALUE, END OF PERIOD......................................................................   $    12.18
                                                                                                      ------------
                                                                                                      ------------
Total return........................................................................................        24.93%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..................................................................   $    3,945
  Ratio of expenses to average net assets...........................................................         0.00%+
  Ratio of net investment income to average net assets..............................................         2.89%+
  Ratio of expenses to average net assets**.........................................................         4.37%+
  Ratio of net investment loss to average net assets**..............................................        (1.48%)+
  Portfolio turnover................................................................................           19%
  Average commission rate paid(a)...................................................................   $   0.0791

------------

* For the period December 27, 1995 (commencement of operations) through November 30, 1996.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                       EMERALD INTERNATIONAL EQUITY FUND

    Financial highlights for an Institutional Share of the International Equity Fund outstanding throughout the period indicated:

                                                                                                      PERIOD ENDED
                                                                                                      NOVEMBER 30,
                                                                                                        1996*(B)
                                                                                                      ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD................................................................   $    10.00
                                                                                                      ------------
Income from investment operations:
  Net investment income.............................................................................         0.06
  Net realized and unrealized gains on securities...................................................         1.29
                                                                                                      ------------
  Total income from investment operations...........................................................         1.35
                                                                                                      ------------
Dividends from net investment income................................................................        (0.06)
                                                                                                      ------------
Net change in net asset value.......................................................................         1.29
                                                                                                      ------------
NET ASSET VALUE, END OF PERIOD......................................................................   $    11.29
                                                                                                      ------------
                                                                                                      ------------
Total return........................................................................................        13.47%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..................................................................   $   17,528
  Ratio of expenses to average net assets...........................................................         0.00%+
  Ratio of net investment income to average net assets..............................................         1.99%+
  Ratio of expenses to average net assets**.........................................................         3.46%+
  Ratio of net investment loss to average net assets**..............................................        (1.47%)+
  Portfolio turnover................................................................................           50%
  Average commission rate paid(a)...................................................................   $   0.0463

------------

* For the period December 27, 1995 (commencement of operations) through November 30, 1996.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser, and effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's investment sub-adviser.

                       EMERALD SMALL CAPITALIZATION FUND

    Financial highlights for an Institutional Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:

                                                      YEAR ENDED NOVEMBER      YEAR ENDED         PERIOD ENDED
                                                          30, 1996(B)       NOVEMBER 30, 1995  NOVEMBER 30, 1994*
                                                      --------------------  -----------------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD................      $      12.78         $      9.66         $    10.00
                                                            ----------            --------           --------
Income from investment operations:
  Net investment loss...............................             (0.07)              (0.03)             (0.04)
  Net realized and unrealized gains (losses)
   on securities....................................              1.81                3.15              (0.30)
                                                            ----------            --------           --------
  Total income (loss) from investment
   operations.......................................              1.74                3.12              (0.34)
                                                            ----------            --------           --------
Distributions from net realized gains on
 securities.........................................             (1.00)              (0.00)             (0.00)
                                                            ----------            --------           --------
Net change in net asset value.......................              0.74                3.12              (0.34)
                                                            ----------            --------           --------
NET ASSET VALUE, END OF PERIOD......................      $      13.52         $     12.78         $     9.66
                                                            ----------            --------           --------
                                                            ----------            --------           --------
Total return........................................             14.49%              32.30%             (3.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..................      $    138,008         $    88,561         $   53,509
  Ratio of expenses to average net
   assets...........................................              1.22%               1.39%              1.29%+
  Ratio of net investment loss to average
   net assets.......................................             (0.60%)             (0.65%)            (0.54%)+
  Ratio of expenses to average net
   assets**.........................................              1.24%               1.42%              1.48%+
  Ratio of net investment loss to average
   net assets **....................................             (0.62%)             (0.68%)            (0.73%)+
  Portfolio turnover................................               356%                229%               118%
  Average commission rate paid(a)...................      $     0.0420                  --                 --

------------
* For the period January 4, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                             EMERALD BALANCED FUND

    Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:

                                                              YEAR ENDED
                                                             NOVEMBER 30,        YEAR ENDED          PERIOD ENDED
                                                                1996(B)       NOVEMBER 30, 1995   NOVEMBER 30, 1994*
                                                           -----------------  -----------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................      $   11.91          $    9.63           $    10.00
                                                                --------           --------             --------
Income from investment operations:
  Net investment income..................................           0.35               0.33                 0.27
  Net realized and unrealized gains (losses)
   on securities.........................................           1.34               2.28                (0.37)
                                                                --------           --------             --------
  Total income (loss) from investment operations.........           1.69               2.61                (0.10)
                                                                --------           --------             --------
Less dividends and distributions:
  Dividends from net investment income...................          (0.35)             (0.33)               (0.25)
  Distributions in excess of net investment
   income................................................          (0.00)             (0.00)               (0.02)
  Distributions from net realized gains
   on securities.........................................          (0.22)             (0.00)               (0.00)
                                                                --------           --------             --------
Total dividends and distributions........................          (0.57)             (0.33)               (0.27)
                                                                --------           --------             --------
Net change in net asset value............................           1.12               2.28                (0.37)
                                                                --------           --------             --------
NET ASSET VALUE, END OF PERIOD...........................      $   13.03          $   11.91           $     9.63
                                                                --------           --------             --------
                                                                --------           --------             --------
Total return.............................................          14.73%             27.99%               (1.02%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).......................      $  90,602          $  73,830           $   51,170
  Ratio of expenses to average net
   assets................................................           0.69%              0.32%                0.28%+
  Ratio of net investment income to average
   net assets............................................           2.96%              3.54%                4.11%+
  Ratio of expenses to average net
   assets**..............................................           0.90%              1.10%                1.25%+
  Ratio of net investment income to average
   net assets**..........................................           2.75%              2.76%                3.14%+
  Portfolio turnover.....................................            106%                87%                  33%
  Average commission rate paid(a)........................      $  0.0466                 --                   --

-------------
* For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+   Annualized.
++  Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                      EMERALD SHORT-TERM FIXED INCOME FUND

    Financial highlights for an Institutional Share of the Short-Term Fixed Income Fund throughout each of the periods indicated:

                                                    YEAR ENDED NOVEMBER      YEAR ENDED          PERIOD ENDED
                                                        30, 1996(A)       NOVEMBER 30, 1995   NOVEMBER 30, 1994*
                                                    --------------------  -----------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............       $    10.15          $      9.74          $    10.00
                                                           --------             --------            --------
Income from investment operations:
  Net investment income...........................             0.58                 0.61                0.35
  Net realized and unrealized gains (losses) on
   securities.....................................            (0.05)                0.41               (0.26)
                                                           --------             --------            --------
  Total income from investment
   operations.....................................             0.53                 1.02                0.09
                                                           --------             --------            --------
Less dividends and distributions:
  Dividends from net investment income............            (0.58)               (0.61)              (0.35)
  Distributions from net realized gains
   on securities..................................            (0.03)               (0.00)              (0.00)
                                                           --------             --------            --------
  Total dividends and distributions...............            (0.61)               (0.61)              (0.35)
                                                           --------             --------            --------
Net change in net asset value.....................            (0.08)                0.41               (0.26)
                                                           --------             --------            --------
NET ASSET VALUE, END OF PERIOD....................       $    10.07          $     10.15          $     9.74
                                                           --------             --------            --------
                                                           --------             --------            --------
Total return......................................             5.47%               10.80%              (0.90%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................       $   53,200          $    14,037          $   23,566
  Ratio of expenses to average net
   assets.........................................             0.53%                0.32%               0.28%+
  Ratio of net investment income to average net
   assets.........................................             5.79%                6.14%               5.55%+
  Ratios of expenses to average net
   assets**.......................................             0.90%                1.43%               1.60%+
  Ratios of net investment income to average net
   assets**.......................................             5.42%                5.03%               4.24%+
  Portfolio turnover..............................              138%                  33%                  0%

------------
* For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+   Annualized.
++  Not Annualized.
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                    EMERALD U.S. GOVERNMENT SECURITIES FUND

    Financial highlights for an Institutional Share and a Retail Share of U.S. Government Securities Fund outstanding throughout each of the periods indicated:

                                                                                             RETAIL SHARES
                                                                               ------------------------------------------
                                             INSTITUTIONAL SHARES
                                  -------------------------------------------                  YEAR ENDED
                                   YEAR ENDED     YEAR ENDED    PERIOD ENDED   ------------------------------------------
                                  NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,
                                     1996(B)         1995          1994+++         1994           1993          1992
                                  -------------  -------------  -------------  -------------  ------------  -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................    $   10.36      $    9.71      $   10.47      $   10.79     $    10.52     $   10.46
                                  -------------  -------------  -------------  -------------  ------------  -------------
Income from investment
 operations:
  Net investment income.........         0.65           0.68           0.46           0.58           0.66          0.77
  Net realized and unrealized
   gains (losses) on
   securities...................        (0.09)          0.65          (0.75)         (0.94)          0.41          0.12
                                  -------------  -------------  -------------  -------------  ------------  -------------
  Total income (loss) from
   investment operations........         0.56           1.33          (0.29)         (0.36)          1.07          0.89
                                  -------------  -------------  -------------  -------------  ------------  -------------
Less dividends and
 distributions:
  Dividends from net investment
   income.......................        (0.65)         (0.68)         (0.46)         (0.58)         (0.66)        (0.77)
  Distributions from net
   realized gains on
   securities...................        (0.00)         (0.00)         (0.00)         (0.10)         (0.14)        (0.06)
  Distributions in excess of net
   investment income............        (0.00)         (0.00)         (0.01)         (0.01)         (0.00)        (0.00)
  Distributions in excess of net
   realized gains...............        (0.00)         (0.00)         (0.00)         (0.02)         (0.00)        (0.00)
                                  -------------  -------------  -------------  -------------  ------------  -------------
  Total dividends and
   distributions................        (0.65)         (0.68)         (0.47)         (0.71)         (0.80)        (0.83)
                                  -------------  -------------  -------------  -------------  ------------  -------------
Net change in net asset value...        (0.09)          0.65          (0.76)         (1.07)          0.27          0.06
                                  -------------  -------------  -------------  -------------  ------------  -------------
NET ASSET VALUE, END OF
 PERIOD.........................    $   10.27      $   10.36      $    9.71      $    9.72     $    10.79     $   10.52
                                  -------------  -------------  -------------  -------------  ------------  -------------
                                  -------------  -------------  -------------  -------------  ------------  -------------
Total return....................         5.69%         14.10%         (2.83%)++       (3.45%)       10.40%         8.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s).......................    $  37,468      $  74,753      $  69,314      $  30,855     $  145,328     $  94,006
  Ratio of expenses to average
   net assets...................         0.69%          0.83%          0.68%+         0.98%          0.64%         0.28%
  Ratio of net investment income
   to average net assets........         6.39%          7.46%          5.90%+         5.68%          5.91%         7.18%
  Ratio of expenses to average
   net assets**.................         0.69%            (a)          0.69  %+        1.09  %        1.06 %        0.99 %
  Ratio of net investment income
   to average net assets**......         6.39  %          (a  )        5.90  %+        5.57  %        5.49 %        6.42 %
  Portfolio turnover............           53  %          89  %         133  %         133  %          72 %          50 %


                                  PERIOD ENDED
                                  NOVEMBER 30,
                                      1991*
                                  -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................    $   10.00
                                  -------------
Income from investment
 operations:
  Net investment income.........         0.27
  Net realized and unrealized
   gains (losses) on
   securities...................         0.46
                                  -------------
  Total income (loss) from
   investment operations........         0.73
                                  -------------
Less dividends and
 distributions:
  Dividends from net investment
   income.......................        (0.27)
  Distributions from net
   realized gains on
   securities...................        (0.00)
  Distributions in excess of net
   investment income............        (0.00)
  Distributions in excess of net
   realized gains...............        (0.00)
                                  -------------
  Total dividends and
   distributions................        (0.27)
                                  -------------
Net change in net asset value...         0.46
                                  -------------
NET ASSET VALUE, END OF
 PERIOD.........................    $   10.46
                                  -------------
                                  -------------
Total return....................         7.34%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s).......................    $  34,693
  Ratio of expenses to average
   net assets...................         0.00%+
  Ratio of net investment income
   to average net assets........         7.88%+
  Ratio of expenses to average
   net assets**.................         1.47  %+
  Ratio of net investment income
   to average net assets**......         6.41  %+
  Portfolio turnover............           34  %

-----------------

* For the period July 31, 1991 (commencement of operations) through November 30, 1991.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+    Annualized.

++   Not Annualized.

+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.

(a)  There were no waivers or reimbursements during the period.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                           EMERALD MANAGED BOND FUND

    Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:

                                                             YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                            NOVEMBER 30,       NOVEMBER 30,       NOVEMBER 30,
                                                               1996(A)             1995               1994*
                                                          -----------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $     10.55        $      9.55        $     10.00
                                                                --------           --------           --------
Income from investment operations:
  Net investment income.................................            0.65               0.70               0.45
  Net realized and unrealized gains (losses) on
   securities...........................................           (0.06)              1.00              (0.45)
                                                                --------           --------           --------
  Total income from investment operations...............            0.59               1.70               0.00
                                                                --------           --------           --------
Less dividends and distributions:
  Dividends from net investment income..................           (0.65)             (0.70)             (0.43)
  Distributions in excess of net investment income......           (0.12)             (0.00)             (0.02)
                                                                --------           --------           --------
  Total dividends and distributions                                (0.77)             (0.70)             (0.45)
                                                                --------           --------           --------
Net change in net asset value...........................           (0.18)              1.00              (0.45)
                                                                --------           --------           --------
NET ASSET VALUE, END OF PERIOD..........................     $     10.37        $     10.55        $      9.55
                                                                --------           --------           --------
                                                                --------           --------           --------
Total return............................................            5.96%             18.36%             (0.01%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)......................     $    75,519        $    68,923        $    66,588
  Ratio of expenses to average net assets...............            0.55%              0.31%              0.27%+
  Ratio of net investment income to average net
   assets...............................................            6.32%              6.95%              6.83%+
  Ratio of expenses to average net assets**.............            0.67%              0.83%              0.86%+
  Ratio of net investment income to average net
   assets**.............................................            6.20%              6.43%              6.25%+
  Portfolio turnover....................................              97%                92%                83%

------------

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                               EMERALD PRIME FUND

    Financial highlights for an Institutional Share of the Prime Fund outstanding throughout each of the periods indicated:

                                                                        YEAR ENDED
                             ------------------------------------------------------------------------------------------------
                             NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                               1996(B)         1995          1994          1993          1992          1991          1990
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................   $   1.0002    $   1.0000    $   0.9999    $   1.0001    $   1.0000    $   0.9999    $   0.9999
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income from investment
 operations:
  Net investment income....       0.0519        0.0566        0.0390        0.0316        0.0407        0.0637        0.0805
  Net realized gains
   (losses) on
   securities..............       0.0000        0.0002       (0.0028)      (0.0001)       0.0001        0.0001        0.0000
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Total income from
   investment operations...       0.0519        0.0568        0.0362        0.0315        0.0408        0.0638        0.0805
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Less dividends and
 distributions:
  Dividends from net
   investment income.......      (0.0519)      (0.0566)      (0.0390)      (0.0316)      (0.0407)      (0.0637)      (0.0805)
  Distributions from net
   realized gains on
   securities..............      (0.0002)      (0.0000)      (0.0000)      (0.0001)      (0.0000)      (0.0000)      (0.0000)
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions...........      (0.0521)      (0.0566)      (0.0390)      (0.0317)      (0.0407)      (0.0637)      (0.0805)
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Voluntary capital
 contribution..............       0.0000        0.0000        0.0029        0.0000        0.0000        0.0000        0.0000
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net change in net asset
 value.....................      (0.0002)       0.0002        0.0001       (0.0002)       0.0001        0.0001        0.0000
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF
 PERIOD....................   $   1.0000    $   1.0002    $   1.0000    $   0.9999    $   1.0001    $   1.0000    $   0.9999
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total return...............         5.34%         5.81%         3.97%         3.21%         4.14%         6.56%         8.36%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..................   $  598,009    $  462,726    $  413,541    $  510,683    $1,947,016    $  512,919    $  278,419
  Ratio of expenses to
   average net assets......         0.38%         0.37%         0.37%         0.35%         0.37%         0.40%         0.39%
  Ratio of net investment
   income to average net
   assets..................         5.19%         5.66%         3.92%         3.21%         3.84%         6.27%         8.03%
  Ratio of expenses to
   average net assets**....         0.42%         0.39%           (a)           (a )          (a )        0.42 %        0.45%
  Ratio of net investment
   income to average net
   assets**................         5.15 %        5.64 %          (a )          (a )          (a )        6.25 %        7.97%


                             PERIOD ENDED
                             NOVEMBER 30,
                                1989*
                             ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................   $   1.0000
                             ------------
Income from investment
 operations:
  Net investment income....       0.0890
  Net realized gains
   (losses) on
   securities..............      (0.0001)
                             ------------
  Total income from
   investment operations...       0.0889
                             ------------
Less dividends and
 distributions:
  Dividends from net
   investment income.......      (0.0890)
  Distributions from net
   realized gains on
   securities..............      (0.0000)
                             ------------
  Total dividends and
   distributions...........      (0.0890)
                             ------------
Voluntary capital
 contribution..............       0.0000
                             ------------
Net change in net asset
 value.....................      (0.0001)
                             ------------
NET ASSET VALUE, END OF
 PERIOD....................   $   0.9999
                             ------------
                             ------------
Total return...............         9.27%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..................   $  192,628
  Ratio of expenses to
   average net assets......         0.36%+
  Ratio of net investment
   income to average net
   assets..................         9.00%+
  Ratio of expenses to
   average net assets**....         0.44 %+
  Ratio of net investment
   income to average net
   assets**................         8.92 %+

-----------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.

** During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+    Annualized.

++   Not Annualized.

(a)  There were no waivers or reimbursements during the period.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                             EMERALD TREASURY FUND

    Financial highlights for an Institutional Share of the Treasury Fund outstanding throughout each of the periods indicated:

                                                                        YEAR ENDED
                             ------------------------------------------------------------------------------------------------
                             NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                               1996(B)         1995          1994          1993          1992          1991          1990
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................   $   0.9996    $   0.9999    $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income from investment
 operations:
  Net investment income....       0.0494        0.0548        0.0368        0.0291        0.0368        0.0590        0.0776
  Net realized gains
   (losses) on
   securities..............      (0.0003)      (0.0003)      (0.0001)       0.0000        0.0000        0.0000        0.0000
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Total income from
   investment operations...       0.0491        0.0545        0.0367        0.0291        0.0368        0.0590        0.0776
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Dividends from net
 investment income.........      (0.0494)      (0.0548)      (0.0368)      (0.0291)      (0.0368)      (0.0590)      (0.0776)
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net change in net asset
 value.....................      (0.0003)      (0.0003)      (0.0001)       0.0000        0.0000        0.0000        0.0000
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF
 PERIOD....................   $   0.9993    $   0.9996    $   0.9999    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total return...............         5.05%         5.62%         3.74%         2.95%         3.75%         6.07%         8.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..................   $  218,020    $  236,392    $  283,920    $  501,377    $  452,170    $  575,103    $  416,131
  Ratio of operating
   expenses to average net
   assets..................         0.40%         0.40%         0.39%         0.40%         0.38%         0.40%         0.38%
  Ratio of interest expense
   to average net assets...         0.07%(c)        0.00%        0.00%        0.00%         0.00%         0.00%         0.00%
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Ratio of total expenses
   to average net assets...         0.47%         0.40%         0.39%         0.40%         0.38%         0.40%         0.38%
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Ratio of net investment
   income to average net
   assets..................         4.97%         5.49%         3.73%         2.91%         3.74%         5.86%         7.75%
  Ratio of operating
   expenses to average net
   assets**................         0.42%         0.42%           (a)           (a )          (a )        0.41 %        0.41%
  Ratio of interest expense
   to average net assets...         0.07  (c)        0.00 %          (a )          (a )          (a )        0.00 %        0.00%
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Ratio of total expenses
   to average net
   assets**................         0.49 %        0.42 %          (a )          (a )          (a )        0.41 %        0.41%
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Ratio of net investment
   income to average net
   assets**................         4.95 %        5.46 %          (a )          (a )          (a )        5.85 %        8.13%


                             PERIOD ENDED
                             NOVEMBER 30,
                                1989*
                             ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................   $   1.0000
                             ------------
Income from investment
 operations:
  Net investment income....       0.0856
  Net realized gains
   (losses) on
   securities..............       0.0000
                             ------------
  Total income from
   investment operations...       0.0856
                             ------------
Dividends from net
 investment income.........      (0.0856)
                             ------------
Net change in net asset
 value.....................       0.0000
                             ------------
NET ASSET VALUE, END OF
 PERIOD....................   $   1.0000
                             ------------
                             ------------
Total return...............         8.90%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..................   $  349,183
  Ratio of operating
   expenses to average net
   assets..................         0.73%+
  Ratio of interest expense
   to average net assets...         0.00%+
                             ------------
  Ratio of total expenses
   to average net assets...         0.73%+
                             ------------
                             ------------
  Ratio of net investment
   income to average net
   assets..................         8.69%+
  Ratio of operating
   expenses to average net
   assets**................         0.77 %+
  Ratio of interest expense
   to average net assets...         0.00 %+
                             ------------
  Ratio of total expenses
   to average net
   assets**................         0.77 %+
                             ------------
                             ------------
  Ratio of net investment
   income to average net
   assets**................         8.65 %+

-----------------
* For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.
(c)  Represents interest expense on reverse repurchase agreements.

                       INVESTMENT PRINCIPLES AND POLICIES

    The Adviser and, with respect to the International Equity Fund, the Sub-Adviser use a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Funds' Adviser and Sub-Adviser will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured.

EQUITY FUND

    The investment objective of the Equity Fund is to seek long-term capital appreciation by investing primarily in common stocks. The Fund seeks as a secondary objective potential income growth through its investments. The Fund invests primarily in high quality equity securities selected on the basis of fundamental investment value and growth prospects that the Adviser believes exceed those of the general economy. The Fund also seeks to be well diversified across many economic sectors. The Fund may also invest up to 25% of its assets in the types of equity securities permissible for the Small Capitalization Fund. In making investment decisions, the Adviser assesses factors such as trading liquidity, financial condition, earnings stability, reasonable market valuation and profitability.

    The Equity Fund will normally invest at least 65% of its total assets in equity securities, with the remainder of its assets in cash or cash equivalents (however, the Fund may invest in cash equivalents without limit for temporary defensive purposes). "Equity securities" are either common stock or preferred stock and debt instruments convertible into common stock. Convertible securities acquired by the Fund may be considered speculative. The Fund intends, however, to invest only in convertible securities of issuers with proven earnings and/or credit, and not more than 15% of the Fund's total assets will be invested in convertible securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of purchase. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) In managing the Fund, the Adviser generally seeks securities of larger companies with market capitalizations exceeding $5 billion at the time of purchase. "Cash equivalents" include commercial paper, certificates of deposit, repurchase agreements, variable or floating rate notes, bankers' acceptances, U.S. Government obligations and money market mutual fund shares. Additionally, the Fund may invest, through American Depository Receipts ("ADRs") European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), up to 25% of the value of its total assets in securities of foreign issuers, and may acquire warrants and similar rights giving the Fund the right (but not the obligation) to buy shares of a company at a given price during a certain period. The Fund may also write covered call options.

EQUITY VALUE FUND

    The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Any income is incidental to this objective. The Fund seeks to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that the Adviser believes to be undervalued. The Fund also seeks to be well diversified across many economic sectors.

    Under normal market and economic conditions, the Fund will invest at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold over types of securities in such proportions as, in the opinion of the Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable stock or convertible debt securities are unavailable. The Fund may also invest up to 25% of its total assets in foreign securities either directly or indirectly through ADRs, EDRs and GDRs and may write covered call options.

INTERNATIONAL EQUITY FUND

    The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of foreign issuers, including emerging markets countries. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.

    The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, Slovak Republic, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, The United Kingdom, Venezuela and the countries that comprise the former Soviet Union. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country, except that no more than 20% of the Fund's total assets may be invested in all emerging markets countries. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Investments in emerging markets countries may not be as liquid as those in developed countries and pose greater risks.

    The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

    The Sub-Adviser to the International Equity Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book SECURITY ANALYSIS. Using this philosophy, the Sub-Adviser views stocks as small pieces of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Sub-Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

    In analyzing a company's true long-term value, the Sub-Adviser uses sources of information such as company reports, filings with the Securities and Exchange Commission ("SEC"), computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is substantially lower than the indicated intrinsic value, the stock may be purchased.

    The Fund may invest in securities issued in certain countries that are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund's policies regarding investments in other investment companies are described under "Portfolio Instruments, Practices and Related Risks." In addition, the Fund may invest in securities of foreign issuers in the form of ADRs, EDRs or GDRs, also as described under "Portfolio Instruments, Practices and Related Risks."

    During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested without limitation in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term debt instrument investments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.

    Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry.

SMALL CAPITALIZATION FUND

    The investment objective of the Small Capitalization Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

    Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the Standard & Poor's 500-Registered Trademark-Composite Stock Price Index ("S&P 500").

    The market capitalization of the issuers of securities purchased by the Fund will normally be between $50 million and $2 billion at the time of purchase. In managing the Fund, the Adviser seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

    The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

    Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

    Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of small capitalization companies. In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. The Fund also retains the ability to invest up to 25% of the value of its total assets in foreign securities by utilizing ADRs, EDRs and GDRs, and may acquire convertible securities, warrants and similar rights.

BALANCED FUND

    The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Adviser will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

    The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities (including cash equivalents) and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the Adviser's judgment as to general market and economic conditions, yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed income securities (including cash equivalents, long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).

    The Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, mortgage securities, senior debt securities, preferred stocks and common stocks in such proportions and of such type as are deemed by the Adviser to be best adapted to the current economic and market outlook. The Adviser has incorporated several considerations into its asset allocation decision-making process, including its outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by these variables and their expected change over time. Therefore, the Adviser will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent securities.

    The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. These short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Other types of fixed income securities the Fund may purchase include collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and U.S. Government-backed trusts that hold obligations of foreign governments and are backed by the full faith and credit of the United States.

    Equity securities purchased by the Balanced Fund will be limited to the type that are permissible investments for the Equity and Small Capitalization Funds. Non-convertible debt obligations will be limited to the types that are permissible investments for the Managed Bond Fund. Convertible securities, foreign securities and other instruments will be acquired in accordance with the limitations described under "Portfolio Investments, Practices and Related Risks."

    The Fund may also invest, through ADRs, EDRs and GDRs, up to 25% of the value of its total assets in securities of foreign issuers, and may invest in warrants and similar rights.

SHORT-TERM FIXED INCOME FUND AND MANAGED BOND FUND

    The Short-Term Fixed Income and Managed Bond Funds offer two alternatives for participating in the fixed income securities markets. The average weighted maturity of the Short-Term Fixed Income Fund is shorter than that of the Managed Bond Fund. Both Funds are subject to the same quality requirements.

    The investment objective of the Short-Term Fixed Income Fund is to seek consistently positive current income with relative stability of principal by investing in investment grade securities and high quality money market instruments. The investment objective of the Managed Bond Fund is to seek a high level of current income and, secondarily, capital appreciation. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Short-Term Fixed Income Fund will not exceed three years and the average weighted maturity of the Managed Bond Fund will be ten years or more.

    Each Fund invests substantially all of its assets in debt obligations such as bonds, debentures and cash equivalents, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign, state and local governments and their political subdivisions, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. The Funds will purchase only those securities which are considered to be investment grade or better by at least one NRSRO or, if unrated, of comparable quality. In addition, during normal market conditions at least 65% of each Fund's total assets will be invested in debt obligations rated "A" or better by at least one NRSRO (or unrated obligations determined to be of comparable quality). Obligations rated in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

    Most obligations acquired by the Funds will be issued by companies or governmental entities located within the U.S. Up to 35% of the total assets of each Fund may, however, be invested in U.S. dollar-denominated debt obligations of foreign issuers.

    In acquiring particular portfolio securities, the Adviser will consider, among other things, historical yield relationships between corporate and government securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Adviser's analysis of these and other factors, a Fund's holdings in issuers in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices.

    Due to its short-term average weighted maturity, the Short-Term Fixed Income Fund may generally acquire high quality cash equivalents and repurchase agreements of the types described below under "Portfolio Instruments, Practices and Related Risks" without limitation. Normally at least 65% of the Managed Bond Fund's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Managed Bond Fund may, however, also invest without limitation in short-term investments to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.

    The Funds may also invest in obligations convertible into common stocks, as well as common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other investments see "Portfolio Instruments, Practices and Related Risks."

U.S. GOVERNMENT SECURITIES FUND

    The investment objective of the U.S. Government Securities Fund is to seek consistently positive income by investing principally in U.S. Government securities and repurchase agreements collateralized by such securities. The Fund will always invest at least 65% of its total assets in such instruments under normal market conditions. There is no minimum or maximum maturity for securities held, although the Fund expects that (except during temporary defensive periods or unusual market conditions) its dollar-weighted average portfolio maturity will be between five and ten years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality.

    Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally obligated to do so. The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely to changes in the direction of interest rates.

PRIME FUND AND TREASURY FUND

    The investment objective of both the Prime and Treasury Funds is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing in a broad range of government, bank and corporate obligations. The Treasury Fund seeks to achieve its objective by investing in obligations that the U.S. Treasury has issued or to which the U.S. Treasury has pledged its full faith and credit to guarantee the payment of principal and interest. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Treasury or any of its agencies. U.S. Treasury obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury. It is the Treasury Fund's policy that under normal conditions it will invest 65% or more of its total assets in U.S. Treasury obligations and repurchase agreements for which such obligations serve as collateral.

    Each of these Funds (the "Money Market Funds") invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of each Fund may not exceed ninety days. In accordance with the current rules of the SEC, the Prime Fund intends to limit its purchases in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days. Securities subject to certain unconditional demand features are subject to different diversification requirements. Emerald Funds intends to use its best efforts to maintain the net asset value of the Money Market Funds at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis.

    Instruments acquired by the Money Market Funds will be "First Tier Securities." The term "First Tier Securities" has a technical definition given by the SEC, but such term generally refers to securities that the Adviser has determined present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more NRSROs. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser. A description of the applicable ratings is attached to the Statement of Additional Information as Appendix A.

               PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS

    FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

    Although the International Equity Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with the U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies, and emerging markets countries with respect to the International Equity Fund. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Some emerging markets countries may also have failed in the past to recognize private property rights and may have at times nationalized or expropriated the assets at private companies. Therefore, the risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

    Emerging markets are the capital markets of any country which, in the opinion of the Sub-Adviser, is generally considered to be a developing country by the international financial community. Currently, with respect to the International Equity Fund, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela, and countries that comprise the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the International Equity Fund may expand and diversify further the emerging markets countries in which it invests. As stated above, no more than 20% of the International Equity Fund's total assets may be invested in all emerging markets countries.

    Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

    In addition, foreign securities markets typically have substantially less volume than U.S. markets, and the securities in these markets can be less liquid and present greater risk of loss than the securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in foreign countries also could cause the International Equity Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some countries, which may result in the International Equity Fund incurring additional costs and delays in the transportation and custody of such securities.

    AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS. The INTERNATIONAL EQUITY FUND may invest up to 100% of its total assets and each of the EQUITY, EQUITY VALUE, SMALL CAPITALIZATION and BALANCED FUNDS may invest up to 25% of its total assets in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs and GDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs are generally designed for use in foreign exchanges and over-the-counter markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

    U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. The TREASURY FUND may invest in U.S. Government obligations as described above. Each of the other Funds may also invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities or in money market instruments, including bank obligations and commercial paper. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law. Some of these securities may have a variable or floating interest rate.

    ASSET-BACKED SECURITIES. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may invest in asset-backed securities (I.E., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each of these Funds, as well as the U.S. GOVERNMENT SECURITIES FUND, may invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The average life of an asset-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, these maturities may be a maximum of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio (except the Prime Fund), the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

    Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit, or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

    MUNICIPAL OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may invest in municipal obligations. These securities may be advantageous for these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by these Funds that come from interest on municipal obligations will be taxable to shareholders.

    The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

    Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser will determine, under the supervision of the Board of Trustees, the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

    Municipal obligations purchased by each Fund may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

    CORPORATE OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS and, to a limited extent, the EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurodollar bonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates.

    Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of 13 months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined to be of comparable quality.

    BANK OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS and, to a limited extent, the EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase certificates of deposits ("CDs"), bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. These Funds may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of a Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) These Funds may also make interest-bearing, savings deposits in amounts not exceeding 5% of their total assets.

    REPURCHASE AGREEMENTS. EACH FUND may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

    VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. In the case of each Fund, except the U.S. Government Securities and Treasury Funds, these instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. For the Prime Fund only, if rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Money Market Funds must permit a Fund to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

    STRIPPED SECURITIES. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Treasury Fund's investments in these obligations will be limited to "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities Program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each Fund, except the Treasury Fund, may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

    In addition, each Fund, except the Treasury Fund, may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

    Although stripped securities may not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

    BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and may also invest in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, a Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, a Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to a Fund's limitation on such investments as described below under "Managing Liquidity."

    PARTICIPATIONS AND TRUST RECEIPTS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and does not intend to serve as a co-lender in any such activity. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objectives.

    INTEREST RATE SWAPS, FLOORS AND CAPS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may enter into interest rate swaps and purchase interest rate floors or caps in order to protect their net asset value from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which a Fund's investments are traded. A Fund would expect to enter into these hedging transactions primarily to preserve the return or spread of a particular investment or portion of its portfolio and to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive a floating rate of interest for another party's right to receive a fixed rate of interest. The excess, if any, of a Fund's obligations over what it is owed with respect to each interest rate swap will be accrued on a daily basis and cash or other liquid high grade debt securities having an aggregate net asset value equal to such accrued excess will be maintained by a Fund's custodian in a separate account.

    The purchase of an interest rate floor by a Fund would entitle it, to the extent a specified index fell below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the floor. The purchase of an interest rate cap by a Fund would entitle it, to the extent that a specified index exceeded a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the cap. A Fund will only enter into an interest rate swap, floor or cap transaction if the unsecured commercial paper, senior debt, or claims paying ability of the other party to the transaction is rated either in the top rating category for short-term debt or "A" or its equivalent for long-term debt by an NRSRO.

    OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. As examples, the Equity and Balanced Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a correlation to the performance of the S&P 500. The INTERNATIONAL EQUITY FUND may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting principally of securities of issuers located in one foreign country.

    Securities of other investment companies will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.

    BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. In addition, a Fund may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging, and therefore, speculative. Reverse repurchase agreements involve the possible risks that the interest income earned on the investment of the proceeds will be less than the interest expense, that the market value of portfolio securities the Fund relinquishes may decline below the price a Fund must pay when the transaction closes and that the securities may not be returned to the Fund. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

    SECURITIES LENDING. EACH FUND may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loans justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33% of its total assets. Securities loans will be fully collateralized.

    MORTGAGE ROLLS. The BALANCED, SHORT-TERM FIXED INCOME, U.S. GOVERNMENT SECURITIES and MANAGED BOND FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities, but it is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, cash, U.S. Government securities or other liquid high grade debt instruments in the amount of the future purchase commitment will be set apart for a Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of these Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.

    CONVERTIBLE SECURITIES. The EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY, SMALL CAPITALIZATION, BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. By investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

    None of the assets of the Short-Term Fixed Income and Managed Bond Funds, and no more than 15% of the total assets of the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds, may be invested in convertible securities rated below investment grade at the time of purchase. Non-investment grade convertible securities must be rated "B" or higher by at least one NRSRO. Non-investment grade securities are commonly referred to as "junk" bonds and present a greater risk as to the timely repayment of the principal, interest and dividends. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and
(e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

    OPTIONS. EACH FUND (except the Prime and Treasury Funds), may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

    Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

    Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

    FUTURES AND RELATED OPTIONS. EACH FUND (except the Prime and Treasury Funds) may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

    Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, that Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

    The International Equity Fund may engage in futures transactions on either a domestic or foreign exchange or board of trade. The other Funds will engage in futures transactions only on domestic exchanges or boards of trade.

    More information regarding futures contracts and related options can be found in Appendix B attached to the Statement of Additional Information, which you may request by calling 800/637-3759.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the INTERNATIONAL EQUITY FUND may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may, but is not required to, enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund may either enter into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts may be rolled over in a manner consistent with a more long-term currency decision. There is a risk of loss to the Fund if the other party does not complete the transaction.

    The International Equity Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.

    MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICs, BICs, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Adviser in the case of the International Equity Fund) has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

    PORTFOLIO TURNOVER. EACH FUND may sell a portfolio security shortly after it is purchased if it is believed such disposition is consistent with a Fund's objectives. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "Tax Implications"). During the last fiscal year, annual portfolio turnover rates of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds were 89%, 356%, 106%, 138%, 53%, and 97%, respectively. The portfolio turnover rates for the Equity Value and International Equity Funds for the period from commencement of operations (December 27, 1995) through November 30, 1996 were 19% and 50%, respectively.

    OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specifics of which you should be aware.

    Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Prime and Treasury Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect income from such securities but will be reflected in a Fund's net asset values.

    These Funds, with the exception of the Prime Fund, may also hold other derivative instruments, which may be in the form of participations and custodial receipts evidencing rights to receive a specific future interest payment, principal payment, or both, and bonds that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, to the extent that the market value of these instruments is leveraged, they may be more volatile than other types of obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist.

    In addition, the Balanced, Short-Term Fixed Income, Managed Bond and Prime Funds may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interest obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

    The Short-Term Fixed Income, Managed Bond and U.S. Government Securities Funds will normally maintain the average weighted maturities of their portfolios within specified ranges as previously described. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There is no assurance that the estimations used by the Funds for these instruments will, in fact, be accurate or that, if inaccurate, a Fund's average weighted maturity will remain within the specified limits.

    Payment on obligations held by a Fund may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted obligation.

FUNDAMENTAL LIMITATIONS

    The Funds' investment objectives and policies discussed above are not fundamental and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have a different investment objective from the one it had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

    1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions).

    2. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

    3. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

                           INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER

    BARNETT CAPITAL ADVISORS, INC. (REFERRED TO AS THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS. The Adviser is a newly-organized, wholly-owned subsidiary of Barnett Bank, N.A., which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc. The Adviser is a corporation headquartered in Florida.

    ENTRUSTED WITH APPROXIMATELY $10 BILLION UNDER ACTIVE MANAGEMENT, the Adviser provides investment management services to individuals and institutions. As the investment adviser to Emerald Funds, the Adviser employs investment professionals who are dedicated to managing money on a full-time basis. For the International Equity Fund, the Adviser has entered into a sub-advisory agreement with Brandes Investment Partners, L.P. to provide daily portfolio management for that Fund.

PURCHASE OF SHARES

    Institutional Shares are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Institutional Shares are sold to Barnett Bank, N.A. and its affiliates ("Barnett"), as well as to Barnett's correspondent banks and other institutions ("Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at Barnett or another Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to Barnett or the other Institution involved. Barnett and other Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with Barnett and other Institutions.

    Institutional Shares are sold at their net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. Emerald Funds has established minimum initial investment requirements for its Funds. The minimum initial investment in a Fund

(other than the Prime Fund or Treasury Fund) for an Institution is $250,000 with no minimum subsequent investment. The minimum initial investment in the Prime and Treasury Funds for an Institution is $5,000 and the minimum subsequent investment is $100. Barnett and other Institutions may establish different minimum investment requirements for their Customers. For example, there is no minimum initial investment for transfers of assets by Barnett's Customers from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a Customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

    The Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds (the "Equity and Fixed Income Funds") may have different business days from those of the Money Market Funds. A "Business Day" for the Equity and Fixed Income Funds is any day on which the New York Stock Exchange (the "Exchange") is open for business, while for the Money Market Funds it is any day on which both the Exchange and the Funds' Custodian are open for business. Additionally, on days when the Exchange (and/or the Custodian for Money Market Funds) closes early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

    For all Funds except the Prime and Treasury Funds, purchase orders placed by an Institution for Institutional Shares must be received by the Funds transfer agent before the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") on a Business Day. Payment for Institutional Shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 4:00 p.m. (Eastern time) on the Business Day immediately following placement of the purchase order.

    Purchase orders for the Prime and Treasury Funds must be received by 2:00 p.m. (Eastern time) on a Business Day in order to be effective. Purchases for shares of the Prime and Treasury Funds will be effected only on days on which Emerald Funds and the purchasing Institutions are open for business and only when federal funds or other funds are immediately available to the Fund's transfer agent to make the purchase on the day it receives the purchase order. Institutions may transmit purchase orders for shares of the Prime and Treasury Funds by telephoning the transfer agent c/o the Distributor at 800-367-5905 not later than 2:00 p.m. (Eastern time) on any Business Day. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the transfer agent, the order will be cancelled. In addition, any purchase order received by the transfer agent after 2:00 p.m. (Eastern time) will not be accepted, and notice thereof will be given to the Institution placing the order. Any funds received in connection with late orders will be returned promptly.

    Each Fund observes the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). In addition, the Prime and Treasury Funds observe the following additional holidays: Martin Luther King, Jr. Day, Columbus Day and Veterans Day (observed).

    It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to a Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be cancelled, notice will be given, and the Institution will be responsible for any loss to Emerald Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

    Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued to new shareholders.

    You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/ or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

REDEMPTION OF SHARES

    Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by Emerald Funds' transfer agent. Emerald Funds imposes no charges when Institutional Shares are redeemed. Barnett and other Institutions may charge fees to their Customers for their services in connection with investments. Shares held by an Institution on behalf of its Customers must be redeemed in accordance with the instructions and limitations pertaining to the account at the Institution.

    The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act.

    Emerald Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions, not due to market fluctuations.

    It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

    Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It the responsibility of an Institution to transmit redemption orders to Emerald Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds (except the Prime and Treasury Funds) are normally wired in federal funds to the redeeming institution the Business Day following receipt of the order by the transfer agent. Payment for Prime and Treasury Fund redemption orders which are received by the transfer agent before 2:00 p.m. (Eastern time) on a Business Day will normally be wired in federal funds the same day. Payment for Prime and Treasury Fund redemption orders which are received between 2:00 p.m. (Eastern time) and the close of business or on a non-Business Day will normally be wired in federal funds on the next Business Day. Emerald Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

    The value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

DIVIDENDS AND DISTRIBUTIONS
WHERE DO DIVIDENDS AND DISTRIBUTIONS COME FROM?

    Dividends for each Fund are derived from its net investment income. In the case of the Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds, net investment income comes from the interest on the bonds and other investments that they hold in their portfolios. For the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other obligations held in their portfolios. For the Prime and Treasury Funds, net investment income flows from interest that the Funds earn on the money market and other investments they hold.

    The Funds realize capital gains when they sell a security for more than its cost. Each Fund will make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

WHAT ARE THE DIVIDEND AND DISTRIBUTION OPTIONS?

    Shareholders receive dividends and net capital gains distributions. Dividends and distributions automatically reinvested in the same share class of the Fund on which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:

  Emerald Equity and Fixed Income Funds                Emerald Prime and
      c/o BISYS Fund Services, Inc.                     Treasury Funds
             P.O. Box 182697                      100 First Avenue, Suite 300
         Columbus, OH 43218-2697                     Pittsburgh, PA 15222

    Your election is effective for dividends and distributions with record dates (with respect to the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds) or payment dates (with respect to the Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Prime and Treasury Funds) after the date the Funds' transfer agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?

                                                       DIVIDENDS ARE
                                               ------------------------------
FUND                                           DECLARED          PAID
-----                                          ---------  -------------------
(1)  Equity, Equity Value and Balanced.......  Quarterly  Quarterly
(2)  International Equity and Small
     Capitalization..........................  Annually   Annually
(3)  Short-Term Fixed Income, U.S. Government
     Securities, Managed Bond, Prime and
     Treasury................................  Daily      Monthly within
                                                          five business days
                                                          after month end

------------
(1) Dividends for the Equity, Equity Value and Balanced Funds may be declared and paid at times that do not fall at the end of a calendar quarter.
(2) Dividends for the International Equity and Small Capitalization Funds may be declared and paid at times that do not fall at the end of a calendar year.
(3) Shares of the Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds begin earning dividends the first Business Day after acceptance of the purchase order for which Emerald Funds' custodian has received payment and stop earning dividends on the Business Day such shares are redeemed. Shares of the Prime and Treasury Funds begin earning dividends on the day a purchase order is accepted and payment in federal funds is received by the Funds' Custodian, and continue to earn dividends through the day before they are redeemed.

    With respect to the Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds, if all of the Institutional Shares held by an Institution in a Fund are redeemed, the Fund will pay accrued dividends within five Business Days after redemption. With respect to the Prime and Treasury Funds, if all Institutional Shares held by an Institution in a Fund are redeemed, the Fund will pay accrued dividends within five Business Days after the end of each month in which the redemption occurs.

    Net capital gain distributions for each of the Funds, if any, are made at least annually after any reductions for capital loss carryforwards.

EXPLANATION OF SALES PRICE

    Institutional Shares of the Funds are sold at net asset value. Net asset value per share is determined on each Business Day (as defined above) at 4:00 p.m. (Eastern time) with respect to each Fund other than the Prime and Treasury Funds, and at 2:00 p.m. (Eastern time) with respect to the Prime and Treasury Funds, by adding the value of a Fund's investments, cash and other assets allocated to its Institutional Shares, subtracting the Fund's liabilities allocated to those shares, and then dividing the result by the number of Institutional Shares in the Fund that are outstanding. The assets of the Funds (except the Prime and Treasury Funds) are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. All securities of the Prime and Treasury Funds are valued at amortized cost. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/637-3759.

    Foreign securities acquired by the International Equity Fund, as well as the other Funds, may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset values are not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

EXCHANGE PRIVILEGE

    If you wish, Institutional Shares of the Fund may be exchanged for Retail Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of Barnett or another bank, trust company or thrift institution. Similarly, a Customer may exchange Retail Shares for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made at the net asset value of the respective share classes. The particular class of shares you are exchanging into must be registered for sale in your state.

OTHER SERVICE PROVIDERS

    While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to the services these companies provide, as well as more information regarding investment advisory services, see "The Business of the Funds."

                                 ADMINISTRATOR
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                                   ("BISYS")

    BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.

                                  DISTRIBUTOR
                         EMERALD ASSET MANAGEMENT, INC.

    Emerald Asset Management, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor. Certain officers of Emerald Funds, namely Messrs. Blundin, Fanning, Martinez and Tuch are also officers and/or directors of the Distributor.

                                   CUSTODIAN
                              THE BANK OF NEW YORK

    The Bank of New York is responsible for holding the investments that the Funds own.

                                 TRANSFER AGENT
                           BISYS FUND SERVICES, INC.

    BISYS Fund Services, Inc. is the Transfer Agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

                          THE EMERALD FAMILY OF FUNDS

    Emerald Funds was organized on March 15, 1988 as a Massachusetts business trust, and is a mutual fund of the type known as an "open-end management investment company." The Agreement and Declaration of Trust permits the Board of Trustees of Emerald Funds to classify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two share classes of the Equity and Fixed Income Funds and three share classes in the Prime and Treasury Funds. Each Fund is classified as a diversified company. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other portfolios of Emerald Funds. Information regarding these other portfolios and share classes may be obtained by contacting the Distributor at the address listed on page 36.

    The Institutional Shares of the Funds are described in this prospectus. The Funds also offer Retail Shares and, additionally, the Money Market Funds offer Service Shares. Shares of each Share class of a Fund bear a pro rata portion of all operating expenses incurred by the Funds, except for certain miscellaneous "class expenses" (i.e. certain printing and registration expenses). In addition, Retail Shares bear all payments under the Combined Distribution and Service Plan and Shareholder Processing Plan for Retail Shares (the "Retail Plans") and Service Shares bear all payments under the Shareholder Processing and Service Plan for Service Shares (the "Service Plan") as described in the prospectuses for those shares. Under the Plans, the Distributor and Service Organizations receive fees for distribution and shareholder and administrative support services.

    Payments under the Retail Plans may not exceed .50% (on an annual basis) of the average daily net asset value of outstanding Retail Shares. Payments under the Service Plan may not exceed .35% (on an annual basis) of the average daily net asset value of outstanding Service Shares. Because of these Plans and other "class expenses," the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Retail and Service Shares. The Funds offer various services and privileges in connection with Retail Shares that are not generally offered in connection with Institutional and Service Shares, including an automatic investment plan and automatic withdrawal plan. For further information regarding a Fund's Retail and Service Shares, contact the Distributor at 800-637-3759.

    Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only Retail shareholders, however, will vote on matters pertaining to the Retail Plans. Similarly, only holders of Service Shares will vote on matters pertaining to the Service Plan.

    Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of March 5, 1997, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

    THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

    The following individuals serve as trustees of Emerald Funds:

    - Marshall M. Criser, Chairman of the Board of Emerald Funds, is Chairman of the law firm of Mahoney Adams & Criser, P.A.

    - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Grimsley Marker & Iseley, P.A.

    -  Raynor E. Bowditch is the President of Bowditch Insurance Corporation.

    -  Mary Doyle is a Professor of Law, University of Miami Law School.

    -  Albert D. Ernest is the President of Albert Ernest Enterprises.

    - Harvey R. Holding is the retired Executive Vice President and Chief Financial Officer of BellSouth Corp.

    Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT CAPITAL ADVISORS, INC. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. Brandes Investment Partners, L.P. (referred to as "Brandes" or the "Sub-Adviser") acts as sub-adviser for the International Equity Fund and is located at 12750 High Bluff Drive, San Diego, California 92130. Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, and Emerald Asset Management, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., located at the same address is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286. The transfer and dividend paying agent for the Equity and Fixed Income Funds is BISYS Fund Services, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035; for the Prime and Treasury Funds, BISYS Fund Services, Inc., located at 100 First Avenue, Suite 300,Pittsburgh, PA 15222.

    ADVISER. As of December 31, 1996, the Adviser had approximately $10 billion under active management. The Adviser is a wholly-owned subsidiary of Barnett Bank, N.A., which in turn, is a wholly-owned subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. As of December 31, 1996, the Sub-Adviser had approximately $8.9 billion under management.

    The Adviser manages the investment portfolios of each Fund, except the International Equity Fund, including selecting portfolio investments and making purchase and sale orders. The Sub-Adviser manages the investment portfolio of the International Equity Fund, except that cash balances of the Fund are managed by the Adviser.

    A Fund's portfolio manager is primarily responsible for the day-to-day management of its investment portfolio. Russell Creighton, C.F.A., has been the portfolio manager of the Equity Fund since September of 1993, and has also managed the Balanced Fund since it commenced operations on April 11, 1994. Mr. Creighton joined Barnett in 1981 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team, and works with highly qualified investment professionals to integrate the Adviser's quantitative models with specific security analysis. Mr. Creighton earned his BBA in Finance from Stetson University and his MBA in Finance from the University of North Florida. He holds membership in the Association for Investment Management and Research ("AIMR"). Mr. Creighton has 16 years of investment experience. Martin E. LaPrade, C.F.A., has been the portfolio manager of the Equity Value Fund since it commenced operations. Mr. LaPrade joined Barnett in 1978 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate the Adviser's quantitative models with specific security analysis. He received his BS in accounting from Furman University. Mr. LaPrade holds membership in AIMR. He has 16 years of investment experience. Jeffrey A. Busby, C.F.A., a Managing Partner and Senior Portfolio Manager at Brandes since August 1988, has been the portfolio manager of the International Equity Fund, except, as noted, with respect to the Fund's cash balances, since August 19, 1996. Also in connection with Brandes' appointment as Sub-Adviser, Don W. Bryant, C.F.A., became Barnett's "Sub-Advisory Liaison." In that capacity, Mr. Bryant oversees the provision of sub-investment advisory services by Brandes. Mr. Bryant joined Barnett in 1987 and has served as an institutional portfolio manager for Barnett for the past 7 years. He has worked with the firm throughout his investment career and plays an integral role on the equity investing team. He received his undergraduate degree from the University of South Alabama and his MBA in Finance from the University of Georgia. Mr. Bryant holds membership in AIMR. He has 10 years of investment experience. Dean McQuiddy, C.F.A., has managed the Small Capitalization Fund since its commencement of operations on January 4, 1994 and its predecessor, the Employee Benefits Small Capitalization Fund, since its inception in January 1987. Since joining Barnett in 1983, Mr. McQuiddy has been an equity analyst and an institutional portfolio manager. He received his BS in Finance from the University of Florida. Mr. McQuiddy holds membership in AIMR. He has 14 years of investment experience. Jeffery A. Greenert has been the portfolio manager of the Short-Term Fixed Income Fund since August 3, 1996. Mr. Greenert joined Barnett in 1985 and has worked with the firm throughout his investment career. He plays an integral role as part of the Adviser's fixed income investing team, and works with a highly qualified team of fixed income professionals to analyze interest rates, as well as individual fixed income securities. Mr. Greenert received his BS in Finance from the University of Florida. He has 12 years of investment experience. Andrew Cantor, C.F.A., has managed the U.S. Government Securities Fund since its inception in 1991, and has also managed the Managed Bond Fund since it commenced operations on April 11, 1994. Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed income investment team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed income investments. He received his BS in Mathematics from

Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in AIMR and the Jacksonville Financial Analysts Society. He has 23 years of investment experience.

    Although expected to be infrequent, the Adviser (or Sub-Adviser) may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with the Adviser or Sub-Adviser) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. The Adviser (or Sub-Adviser) will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

    The Adviser may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of shares of a Fund. The amount of such compensation may be on a one-time and/or periodic basis, and may be up to 100% of the annual fees that are earned by the Adviser as investment adviser to such fund (after adjustments) and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from assets of the Adviser (or Sub-Adviser) or its affiliates.

    BISYS. BISYS is an Ohio Limited Partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.

    BISYS provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares, dividends and capital gains distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds.

    EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to a shareholder or deducted from a shareholder's account.

    The Adviser is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the International Equity and Small Capitalization Funds' average daily net assets, .60% of each of the Equity, Equity Value and Balanced Funds' average daily net assets, .40% of each of the Short-Term Fixed Income, U.S. Government Securities, and Managed Bond Funds' average daily net assets and .25% of each of the Prime and Treasury Funds' average daily net assets. The advisory fee rates payable by the International Equity and Small Capitalization Funds are higher than those paid by most mutual funds, although the Board of Trustees believes they are comparable to the advisory fee rates payable by many comparable funds. In addition, the Adviser has agreed to pay the Sub-Adviser a fee equal to .50% of the International Equity Fund's average daily net assets. The fee paid by the Adviser to the Sub-Adviser for the International Equity Fund comes out of the Adviser's advisory fee for that Fund and is not an additional charge to the Fund.

    For the fiscal year ended November 30, 1996, the Adviser and the prior adviser received fees, after waivers, at the effective annual rates of .60%, 1.00%, .44%, .31%, .30% and .40% of the average daily net assets of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, Managed Bond and U.S. Government Securities Funds, respectively, and .21% and .24% of the average daily net assets of the Prime and Treasury Funds, respectively. The Adviser and prior adviser voluntarily waived all fees from the Equity Value and International Equity Funds.

    BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion,
 .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.

    Other operating expenses borne by the Funds include: taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; SEC fees; state securities registration and qualification fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

    FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by the Adviser and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of the Adviser, with respect to advisory fees, and the Funds' other service providers with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

    As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

    You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

    FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

    In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund will be taxable to you.

    Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

    A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distributions (or in the case of the Equity, Equity Value, International Equity, Small Capitalization or Balanced Funds, the record date of dividends and capital gains distributions) should be aware that the amount of the forthcoming dividend or distribution, although in effect a return on capital, will be taxable.

    Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

    Shareholders in the Equity and Fixed Income Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.

    It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of this Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

    STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

    Except as stated below, shares of the Funds are not expected to qualify for total exemption from the Florida intangibles tax. Shares of the Treasury Fund may or may not qualify in any calendar year for this exemption from the Florida intangibles tax. In order to qualify for this exemption, the Treasury Fund may sell non-exempt assets held in its portfolio (such as repurchase agreements) during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

MEASURING PERFORMANCE

- Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of a Fund's other classes of shares.

UNDERSTANDING PERFORMANCE MEASURES:

- Total return may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

- Yields for the Funds (except the Prime and Treasury Funds) are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Yields for the Prime and Treasury Funds are the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52-week period and shown as a percentage of the investment. In addition, the Prime and Treasury Funds may quote an "effective" yield that is calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested. Net income used in yield calculations may be different than net income used for accounting purposes.

PERFORMANCE COMPARISONS:

    The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

    Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

    The performance of the Equity and Fixed Income Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for the Funds may be compared to indices such as the Dow Jones Industrial Average, the S&P 500, the Lehman Brothers Bond Indices, the Merrill Lynch Bond Indices, the Wilshire 5000 Equity Indices or the Consumer Price Index.

    The performance of the International Equity Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.

    The performance of the Prime Fund may be compared to the Donoghue's Money Fund Average, which monitors the performance of money market funds. The performance of the Treasury Fund may be compared to the Donoghue's Government Money Fund Average. Additionally, the Prime and Treasury Funds' performance may be compared to data prepared by Lipper Analytical Services, Inc.

OTHER PERFORMANCE INFORMATION -- EQUITY, SMALL CAPITALIZATION, MANAGED BOND AND SHORT-TERM FIXED INCOME FUNDS ONLY:

    The Equity, Small Capitalization, Managed Bond and Short-Term Fixed Income Funds commenced their initial investment operations in connection with the transfer of assets from common trust funds managed by the Adviser for employee benefit plan accounts. Set forth below is certain performance information relating to those common trust fund before the Equity, Small Capitalization, Managed Bond and Short-Term Income Funds registered as investment companies with the SEC, together with the performance information of these Funds since their commencement of operations. These common funds were operated using substantially the same investment objectives, policies, restrictions and methodologies as in the corresponding Funds. During that time the common trust funds were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions that are imposed by the Act. If the common trust funds had been registered under the 1940 Act, the common trust funds' performance might have been adversely affected. Because the common trust funds did not charge any expenses, their performance has been adjusted as stated below to reflect the Funds' estimated expenses at the time of their inception. The following performance information is not necessarily indicative of the future performance of the Funds. Because each Fund is actively managed, its investments vary from time to time and are not identical to the past portfolio investments of its predecessor common trust fund. Each Fund's performance fluctuates so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                           FOR THE PERIODS ENDED NOVEMBER 30, 1996
                                                                     ----------------------------------------------------
                                                                       1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                                                     -----------  -----------  -----------  -------------
Equity Fund (1)....................................................      23.33%       17.69%       14.21%       12.21%
Small Capitalization Fund (2)......................................      14.49%       15.63%       19.51%       13.08%*
Managed Bond Fund (3)..............................................       5.96%        6.73%        8.33%        9.10%**
Short-Term Fixed Income Fund (4)...................................       5.47%        5.40%        5.90%        7.19%

------------
(1) The above information for the periods prior to inception of the Equity Fund (6/28/91) is the average total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.49% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Equity Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund for the period from June 28, 1991 to March 1, 1994 and of Institutional Shares of the Fund thereafter. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.
(2) The above information for the periods prior to inception of the Small Capitalization Fund (1/4/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 1.35% of average daily net assets, which was the expected expense ration of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Small Capitalization Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.
(3) The above information for the periods prior to inception of the Managed Bond Fund (4/11/94) is the annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses 0.27% of average daily net assets, which was the expected expense ratio of Institutional Shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Managed Bond Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.
(4) The above information for the periods prior to inception of the Short-Term Fixed Income Fund (4/11/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.28% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Short-Term Fixed Income Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.
 *  Since inception of common trust fund: 12/31/86.
**  Since inception of common trust fund: 4/30/87.

OTHER PERFORMANCE INFORMATION -- INTERNATIONAL EQUITY FUND ONLY:

    For the one year period ended December 31, 1996 and for the period from commencement of operations (December 27, 1995) through December 31, 1996, the average annual total returns for Institutional Shares of the International Equity Fund were 15.35% and 14.47%, respectively. These total returns assume the reinvestment of all dividends and capital gains and reflect fee waivers and expense reimbursements in effect. Without these waivers and reimbursements the Fund's performance would have been lower. Of course, performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. For more information in performance see "Additional Information on Performance Calculations" in the Statement of Additional Information.

    Set forth below is certain performance information provided by Brandes Investment Partners, L.P., Sub-Adviser for the International Equity Fund, relating to historical performance of a composite of international equity accounts of clients of the Sub-Adviser. The international equity accounts in the Brandes composite had the same investment objective as the International Equity Fund and were managed by the same team that manages the International Equity Fund's securities, using substantially similar, though not identical, investment strategies, policies and techniques as those contemplated for use by the Fund. This information is provided to illustrate the past performance of Brandes in managing similar accounts as measured against the Morgan Stanley Capital International ("MSCI") EAFE Index, a standard international equity investment benchmark. The accounts that are included in the Brandes' composite are not subject to the same types of expenses and liquidity to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Equity Fund by the 1940 Act or the Code. Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies. The composite performance shown below does not represent the performance of the International Equity Fund. You should not consider this as an indication of future performance of the International Equity Fund or of the Sub-Adviser.

    The results presented below may not necessarily equate with the returns expected by an particular account of the Sub-Adviser or shareholder of the International Equity Fund as a result of timing of investments and redemptions. In addition, the effect of taxes on any client or shareholder will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

                                                                     FOR PERIODS ENDED DECEMBER 31, 1996
                                                             ----------------------------------------------------
                                                                                       FIVE      SINCE INCEPTION
                                                             ONE YEAR   THREE YEARS    YEARS        (7/1/90)
                                                             ---------  -----------  ---------  -----------------
Annualized Total Return*...................................     16.01%       8.58%      13.90%         16.16%
MSCI EAFE**................................................      6.05%       8.32%       8.15%          5.90%

------------
 * The net annual returns presented above for the Brandes' composite were calculated on a time-weighted and asset-weighted total return basis, including investment of all dividends and interest on a cash basis, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, any applicable foreign withholding taxes and custodial fees, without provision for federal and state income taxes, if any. Brandes' composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning 7/1/90, other than wrap fee accounts. The weighted-average management fee during the period from 7/1/90 through 12/31/96 was 0.96% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance returns. Starting with calendar year 1992 through 1995, the net annual returns for the Brandes International Equity composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual returns for calendar year 1996 is not completed as of the date of this prospectus. Copies of the auditors' report and a complete list and description of Brandes' composites are available on request by calling the Distributor at 800/637-3759. The results for individual accounts and for different periods may vary. Investors should not rely on prior performance results as a reliable indication of future results.

** MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.

                              -------------------

    Performance quotations will fluctuate, and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett and other Institutions may charge directly to their Customers in connection with an investment in the Funds will not be included in the Funds' calculations of total return and yield.

    Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 36.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 TABLE OF CONTENTS
SUMMARY OF EXPENSES AND FINANCIAL INFORMATION.........................           3
  Expenses............................................................           3
  Financial Highlights................................................           5
INVESTMENT PRINCIPLES AND POLICIES....................................          16
PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS....................          22
INVESTING IN EMERALD FUNDS............................................          36
  Your Money Manager..................................................          36
  Purchase of Shares..................................................          36
  Redemption of Shares................................................          38
  Dividends and Distributions.........................................          39
  Explanation of Sales Price..........................................          40
  Exchange Privilege..................................................          41
  Other Service Providers.............................................          41
THE EMERALD FAMILY OF FUNDS...........................................          42
THE BUSINESS OF THE FUNDS.............................................          43
  Fund Management.....................................................          43
  Tax Implications....................................................          46
  Measuring Performance...............................................          48

EMD-161
EM 401K 497 PRO

                                    EMERALD FUNDS
                                    (the "Trust")

                             Institutional Shares of the
                           Equity Fund, Equity Value Fund,
                              International Equity Fund,
                              Small Capitalization Fund,
                     Balanced Fund, Short-Term Fixed Income Fund,
                           U.S. Government Securities Fund,
                                Managed Bond Fund and
                        Florida Tax-Exempt Fund (the "Funds")
                         for Barnett Private Client Customers

                          Supplement dated __________, 1998
                          to Prospectus dated April 1, 1997



     This Supplement to the Prospectus supersedes and replaces all existing supplements to the Prospectus. This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

                              *     *     *     *     *

(1) On January 9, 1998, Barnett Banks, Inc. was merged into a wholly-owned subsidiary of NationsBank Corporation ("NationsBank"). As a result of the merger, Barnett Capital Advisors, Inc. ("Barnett"), the Trust's investment adviser, became a wholly-owned subsidiary of NationsBank. Pursuant to an order of the Securities and Exchange Commission, the Trust has entered into a new investment advisory agreement with Barnett with respect to the Funds dated as of January 9, 1998 and Barnett has entered into a new sub-investment advisory agreement with Brandes Investment Partners, L.P. ("Brandes") with respect to the International Equity Fund dated as of the same date. The new investment advisory and sub-investment advisory agreements have the same terms and fee rates as the previous investment advisory and sub-investment advisory agreements which were automatically terminated. A meeting of shareholders of the Funds will be held on or before May 9, 1998 to vote on the Trust's new investment advisory agreement with Barnett and Barnett's new sub-investment advisory agreement with Brandes.

     The Board of Trustees of the Trust is also considering a proposed reorganization of the Trust with Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves (collectively, "Nations Funds"), three investment companies that are part of the Nations Family of Funds. If approved by the Board of Trustees, it is expected that the proposed reorganization will also be submitted to a vote of the shareholders of the Trust on or before May 9, 1998. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's portfolios, including the Funds, will be transferred to similar portfolios in the Nations Funds family, and the shareholders of the Trust's portfolios, including the shareholders of the Funds, will become shareholders of Nations Funds. Pursuant to Nations Funds' current reorganization proposal, if approved, each Fund described in this Prospectus would reorganize into the corresponding Nations Funds portfolio indicated below:

 Emerald Fund                       Corresponding Nations Fund
 ------------                       --------------------------

 Equity Fund                        Disciplined Equity Fund
 Equity Value Fund                  Value Fund
 International Equity Fund          International Value Fund
 Small Capitalization Fund          Small Company Growth Fund
 Balanced Fund                      Balanced Assets Fund
 Short-Term Fixed Income Fund       Short-Term Income Fund
 U.S. Government Securities Fund    Government Securities Fund
 Managed Bond Fund                  Strategic Fixed Income Fund
 Florida Tax-Exempt Fund            Florida Municipal Bond Fund


                              *     *     *     *     *

(2) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Expenses" on pages 3 and 4 of the
Prospectus:

Expenses

     Shareholder Transaction Expenses are charges you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

     Below is information regarding the shareholder transaction expenses and operating expenses for Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds. Examples based on this information are also provided.


                                                   Equity     International      Small
                                       Equity       Value        Equity     Capitalization  Balanced
                                        Fund        Fund          Fund            Fund        Fund
                                       -------     -------    ------------- --------------- --------
Shareholder Transaction Expenses:
    Front End Sales Charge Imposed
      on Purchases . . . . . . . . .   None         None         None            None        None
    Sales Charge Imposed on
      Reinvested Dividends . . . . .   None         None         None            None        None
    Deferred Sales Charge. . . . . .   None         None         None            None        None
    Redemption Fee . . . . . . . . .   None         None         None            None        None
    Exchange Fee . . . . . . . . . .   None         None         None            None        None

Annual Fund Operating Expenses
    After expense Reimbursements
     (as a percentage of average
     net assets):
    Advisory Fees. . . . . . . . . .       %            %            %               %           %
                                       -----        -----         -----           ----        ----
    All Other Expenses (After
     Expense Reimbursements)*. . . .       %            %            %               %           %
                                       -----        -----         -----           ----        ----
    Total Fund Operating
     Expenses (After Expense
     Reimbursements)*. . . . . . . .       %            %            %               %           %
                                       -----        -----         -----           ----        ----
                                       -----        -----         -----           ----        ----



                                             Short-Term
                                                Fixed     U.S. Government   Managed   Florida Tax-
                                             Income Fund  Securities Fund  Bond Fund  Exempt Fund
                                             -----------  ---------------  ---------  ------------
Shareholder Transaction Expenses:
    Front End Sales Charge Imposed
     on Purchases. . . . . . . . . . . . .     None             None         None        None
    Sales Charge Imposed on Reinvested
     Dividends . . . . . . . . . . . . . .     None             None         None        None
    Deferred Sales Charge. . . . . . . . .     None             None         None        None
    Redemption Fee . . . . . . . . . . . .     None             None         None        None
    Exchange Fee . . . . . . . . . . . . .     None             None         None        None
Annual Fund Operating Expenses
     (as a percentage of average
      net assets):
    Advisory Fees. . . . . . . . . . . . .         %                %            %           %
                                               -----             -----        -----       ----
    All Other Expenses . . . . . . . . . .         %                %            %           %
                                               -----             -----        -----       ----
    Total Fund Operating Expenses. . . . .         %                %            %           %
                                               -----             -----        -----       ----
                                               -----             -----        -----       ----
-------------------------------

*   This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds.  The operating expenses for the Funds reflect the fees and operating expenses incurred by the Funds during the last fiscal year.

    Absent expense reimbursements, the total operating expenses for the Institutional Shares of the Equity Value Fund would have been ____%.

    The Adviser may waive its fee and/or reimburse expenses of the Funds from time to time.  These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund.  You should note that any fees that are charged by the Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.


Example: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                          1         3         5       10
                                        Year      Years     Years   Years
                                        After     After     After   After
                                      Purchase  Purchase  Purchase Purchase
                                      --------  --------  -------- --------
Equity Fund. . . . . . . . . . . .    $         $         $        $
Equity Value Fund. . . . . . . . .    $         $         $        $
International Equity Fund. . . . .    $         $         $        $
Small Capitalization Fund. . . . .    $         $         $        $
Balanced Fund. . . . . . . . . . .    $         $         $        $
Short-Term Fixed Income Fund . . .    $         $         $        $
U.S. Government Securities Fund. .    $         $         $        $
Managed Bond Fund. . . . . . . . .    $         $         $        $
Florida Tax-Exempt Fund. . . . . .    $         $         $        $

-------------

The Example shown above should not be considered a representation of future investment returns or operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

(3) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Financial Highlights" on pages 5 through 14 of the Prospectus:

Financial Highlights

The Financial Highlights below for the fiscal year ended NOvember 30, 1997 have been audited by [_____________________], the funds' independent accountants, whose unqualified report on the financial statements containing such information is [___________________________] into the Statement of Additional information (which can be obtained free of charge by calling 800/637-3759). the financial highlights below for the fiscal year ended November 30, 1996 and prior periods were audited by the funds' former independent accountants. The Financial Highlights should be read along with the financial statements and related notes. further information about each fund's performance is contained in that fund's Annual Report to shareholders for the fiscal year ended November 30, 1997, which may be obtained without charge from the distributor.

     During the fiscal years 1993 and 1992 and the periods ended November 30, 1991, the Equity, U.S. Government Securities and Florida Tax-Exempt Funds did not offer Institutional Shares. Rather, each Fund offered a separate share class, now called Retail Shares, to both institutional and retail investors. The following information regarding Retail Shares is provided to give a longer term perspective of the Fund's financial history. For a description of the characteristics and expenses of Retail Shares, see "The Emerald Family of Funds".

                                 EMERALD EQUITY FUND

     Financial highlights for an Institutional Share and a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:



                                                                                                  Retail Shares
                                                                         ----------------------------------------------------------
                                   Institutional Shares
                      ---------------------------------------------------                 Year Ended                     Period
                       Year Ended  Year Ended   Year Ended   Period Ended ----------------------------------------------- Ended
                      November 30, November 30, November 30,  November 30,  November 30,  November 30,    November 30,  November 30,
                         1997        1996(c)       1995         1994+++        1994          1993            1992         1991*
                      ------------ ------------ ------------ -------------  ------------  ------------    ------------  -----------
Net asset value,
  beginning of
  period . . . . . . .              $14.63      $10.89       $11.94         $11.82       $11.97            $10.24      $10.00
                                     ------      ------       ------         ------       -------           ------      ------
Income from
  investment operations:
Net investment
  income . . . . . . .                0.06        0.08         0.11           0.08         0.15              0.16        0.12
Net realized and
  unrealized gains
  (losses) on
  securities . . . . .                3.02        3.74        (0.90)         (0.39)       (0.08)             1.73        0.24
                                     ------      ------       ------         ------       -------           ------      ------
Total income
  (loss) from
  investment
  operations . . . . .                3.08        3.82        (0.79)         (0.31)        0.07              1.89        0.36
                                     ------      ------       ------         ------       -------           ------      ------
Less dividends and
  distributions:
Dividends from
  net investment
  income . . . . . . .               (0.06)      (0.08)       (0.11)         (0.08)       (0.15)            (0.16)      (0.12)
Distributions
  from net
  realized gains
  on securities. . . .               (1.29)      (0.00)       (0.15)         (0.57)       (0.07)            (0.00)      (0.00)
                                     ------      ------       ------         ------       -------           ------      ------
Total dividends
  and distributions. .               (1.35)      (0.08)       (0.26)         (0.65)       (0.22)            (0.16)      (0.12)
                                     ------      ------       ------         ------       -------           ------      ------
Net change in net
  asset value. . . . .                1.73        3.74        (1.05)         (0.96)       (0.15)             1.73        0.24
                                     ------      ------       ------         ------       -------           ------      ------
Net asset value,
  end of period. . . .              $16.36      $14.63       $10.89         $10.86       $11.82            $11.97      $10.24
                                     ------      ------       ------         ------       -------           ------      ------
                                     ------      ------       ------         ------       -------           ------      ------
Total return . . . . .               23.33%      35.21%       (6.62%)++      (2.91%)       0.58%            18.49%       3.54%++
Ratios/supplemental
  data:
Net assets, end
  of period (000s) . .            $217,184    $173,824     $164,015        $19,705     $138,642          $152,939     $98,953
Ratio of expenses
  to average net
  assets . . . . . . .                0.79%       0.84%        0.79%+         1.07%        0.86%             0.76%       0.00%+
Ratio of net
  investment income
  to average net
  assets . . . . . . .                0.43%       0.67%        1.46%+         0.36%        1.22%             1.41%       2.64%+
Ratio of expenses
  to average
  net assets** . . . .                0.79%         (a)          (a)          1.29%        1.21%             1.18%       1.22%+




                                                                                                  Retail Shares
                                                                         ----------------------------------------------------------
                                   Institutional Shares
                      ---------------------------------------------------                 Year Ended                     Period
                       Year Ended  Year Ended   Year Ended   Period Ended ----------------------------------------------- Ended
                      November 30, November 30, November 30,  November 30,  November 30,  November 30,    November 30,  November 30,
                         1997        1996(c)       1995         1994+++        1994          1993            1992         1991*
                      ------------ ------------ ------------ -------------  ------------  ------------    ------------  -----------


Ratio of net
  investment income
  to average net
  assets** . . . . . .                0.43%         (a)          (a)          0.13%        0.87%             0.99%       1.42%+
Portfolio turnover . .                  89%        104%         113%           113%         102%               40%         13%
Average commission
  rate paid(b) . . . .             $0.0518          --           --             --           --               --          --

---------------------


 * For the period June 28, 1991 (commencement of operations) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  +  Annualized.
 ++  Not Annualized.
+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.
(a)  There were no waivers or reimbursements during the period.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                              EMERALD EQUITY VALUE FUND

     Financial highlights for an Institutional Share of the Equity Value Fund outstanding throughout each of the periods indicated:

                                                       Year Ended  Period Ended
                                                       November 30,  November 30
                                                         1997        1996*(b)
                                                      ------------ ------------

Net asset value, beginning of period . . . . . . .                   $10.00
                                                                     ------
Income from investment operations:
     Net Investment income . . . . . . . . . . . .                     0.28
     Net realized and unrealized gains on
       securities. . . . . . . . . . . . . . . . .                     2.18
                                                                     ------
     Total income from investment operations . . .                     2.46
                                                                     ------
Dividends from net investment income . . . . . . .                    (0.28)
                                                                     ------
Net change in net asset value. . . . . . . . . . .                     2.18
                                                                     ------
Net asset value, end of period . . . . . . . . . .                   $12.18
                                                                     ------
                                                                     ------
Total return . . . . . . . . . . . . . . . . . . .                    24.93%++

Ratios/supplemental data:
     Net assets, end of period (000s). . . . . . .                   $3,945
     Ratio of expenses to average net assets . . .                     0.00%+
     Ratio of net investment income to average
       net assets. . . . . . . . . . . . . . . . .                     2.89%+
     Ratio of expenses to average net assets** . .                     4.37%+
     Ratio of net investment loss to average
       net assets**. . . . . . . . . . . . . . . .                    (1.48%)+
     Portfolio Turnover. . . . . . . . . . . . . .                       19%
     Average commission rate paid (a). . . . . . .                  $0.0791

-------------------------

 * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +  Annualized
++  Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                          EMERALD INTERNATIONAL EQUITY FUND

  Financial highlights for an Institutional Share of the International Equity Fund outstanding throughout each of the periods indicated:

                                                       Year Ended  Period Ended
                                                       November 30,  November 30
                                                         1997        1996*(b)
                                                      ------------ ------------

Net asset value, beginning of period . . . . . . .                   $10.00
                                                                     ------
Income from investment operations:
     Net investment income . . . . . . . . . . . .                     0.06
     Net realized and unrealized gains on
       securities. . . . . . . . . . . . . . . . .                     1.29
                                                                     ------
     Total income from investment operations . . .                     1.35
                                                                     ------
Dividends from net investment income . . . . . . .                    (0.06)
                                                                     ------
Net change in net asset value. . . . . . . . . . .                     1.29
                                                                     ------
Net asset value, end of period . . . . . . . . . .                   $11.29
                                                                     ------
                                                                     ------
Total return . . . . . . . . . . . . . . . . . . .                    13.47%++

Ratios/supplemental data:
     Net assets, end of period (000s). . . . . . .                  $17,528
     Ratio of expenses to average net assets . . .                     0.00%+
     Ratio of net investment income to average
       net assets. . . . . . . . . . . . . . . . .                     1.99%+
     Ratio of expenses to average net assets** . .                     3.46%+
     Ratio of net investment loss to average
       net assets**. . . . . . . . . . . . . . . .                    (1.47%)+
     Portfolio Turnover. . . . . . . . . . . . . .                       50%
     Average commission rate paid (a). . . . . . .                  $0.0463

-------------------------

 * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 +   Annualized
++   Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser, and effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's investment sub-adviser.

                          EMERALD SMALL CAPITALIZATION FUND

  Financial highlights for an Institutional Share of the Small Capitalization Fund outstanding throughout each of the periods indicated.

                          Year Ended    Year Ended    Year Ended   Period Ended
                          November 30,  November 30,  November 30,  November 30,
                             1997         1996(b)         1995         1994*
                          ------------  -----------  ------------  ------------
Net asset value,
  beginning of period. . .              $  12.78       $  9.66        $ 10.00
                                         --------      -------        -------
Income from investment
 operations:
  Net investment loss. . .                 (0.07)        (0.03)         (0.04)
  Net realized and
    unrealized gains
   (losses) on
    securities . . . . . .                  1.81          3.15          (0.30)
                                         --------      -------        -------
  Total income (loss) from
    investment operations.                  1.74          3.12          (0.34)
Distributions from net
  realized gains on
  securities . . . . . . .                 (1.00)        (0.00)         (0.00)
                                         --------      -------        -------
Net change in net asset
  value. . . . . . . . . .                  0.74          3.12          (0.34)
                                         --------      -------        -------
Net asset value, end of
  period . . . . . . . . .              $  13.52       $ 12.78        $  9.66
                                         --------      -------        -------
                                         --------      -------        -------

Total return . . . . . . .                 14.49%        32.30%         (3.40%)++

Ratios/supplemental data:
  Net assets, end of
   period (000s) . . . . .              $138,008       $88,561        $53,509
  Ratio of expenses to
   average net assets. . .                  1.22%         1.39%          1.29%+
  Ratio of net investment
   loss to average net
   assets. . . . . . . . .                 (0.60%)       (0.65%)        (0.54%)+
  Ratio of expenses to
   average net assets**. .                  1.24%         1.42%          1.48%+
  Ratio of net investment
   loss to average net
   assets**. . . . . . . .                 (0.62%)       (0.68%)        (0.73%)+
  Portfolio turnover . . .                   356%          229%           118%
  Average commission rate
   paid (a). . . . . . . .              $ 0.0420            --             --

----------------

 * For the period January 4, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                                EMERALD BALANCED FUND

  Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:

                          Year Ended    Year Ended    Year Ended   Period Ended
                          November 30,  November 30,  November 30,  November 30,
                             1997         1996(b)         1995         1994*
                          ------------  -----------  ------------  ------------
Net asset value,
 beginning of period . . .               $ 11.91       $  9.63        $ 10.00
                                         --------      -------        -------
Income from investment
 operations:
  Net investment income. .                  0.35          0.33           0.27
  Net realized and
    unrealized gains
    (losses) on
    securities . . . . . .                  1.34          2.28          (0.37)
                                         --------      -------        -------
Total income
 (loss) from investment
 operations. . . . . . . .                  1.69          2.61          (0.10)
                                         --------      -------        -------
Less dividends and
   distributions:
  Dividends from net
   investment income . . .                 (0.35)        (0.33)         (0.25)
  Distributions in excess
   of net investment
   income. . . . . . . . .                 (0.00)        (0.00)         (0.02)
  Distributions from net
   realized gains on
   securities. . . . . . .                 (0.22)        (0.00)         (0.00)
                                         --------      -------        -------
Total dividends and
 distributions . . . . . .                 (0.57)        (0.33)         (0.27)
                                         --------      -------        -------
Net change in net asset
 value . . . . . . . . . .                  1.12          2.28          (0.37)
                                         --------      -------        -------
Net asset value, end
 of period . . . . . . . .                $13.03       $ 11.91        $  9.63
                                         --------      -------        -------
                                         --------      -------        -------
Total return . . . . . . .                 14.73%        27.99%         (1.02%)++

Ratios/supplemental data:
  Net assets, end of
   period (000s) . . . . .               $90,602      $ 73,830        $51,170
  Ratio of expenses to average
   net assets. . . . . . .                  0.69%         0.32%          0.28%+
  Ratio of net investment
   income to average net
   assets. . . . . . . . .                  2.96%         3.54%          4.11%+
  Ratio of expenses to average
   net assets**. . . . . .                  0.90%         1.10%          1.25%+
  Ratio of net investment
  income to average net
  assets** . . . . . . . .                  2.75%         2.76%          3.14%+
  Portfolio turnover . . .                   106%           87%            33%
  Average commission rate
   paid(a) . . . . . . . .               $0.0466            --             --

----------------

*    For the period April 11, 1994 (commencement of operations) through
     November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                         EMERALD SHORT-TERM FIXED INCOME FUND

     Financial highlights for an Institutional Share of the Short-Term Fixed Income Fund throughout the periods indicated:

                          Year Ended    Year Ended    Year Ended   Period Ended
                          November 30,  November 30,  November 30,  November 30,
                             1997         1996(a)         1995         1996*
                          ------------  -----------  ------------  ------------
Net asset value,
 beginning of period . . .               $ 10.15       $  9.74        $ 10.00
                                         --------      -------        -------
Income from investment
 operations:
  Net investment income. .                  0.58          0.61           0.35
  Net realized and
   unrealized gains
   (losses) on
   securities. . . . . . .                 (0.05)         0.41          (0.26)
                                         --------      -------        -------
  Total income from
   investment operations .                  0.53          1.02           0.09
                                         --------      -------        -------
Less dividends and
 distributions:
  Dividends from net
   investment income . . .                 (0.58)        (0.61)         (0.35)

  Distributions from net
   realized gains on
   securities. . . . . . .                 (0.03)        (0.00)         (0.00)
                                         --------      -------        -------
  Total dividends and
   distributions . . . . .                 (0.61)        (0.61)         (0.35)
                                         --------      -------        -------
Net change in net asset
 value . . . . . . . . . .                 (0.08)         0.41          (0.26)
                                         --------      -------        -------
Net asset value, end of
 period. . . . . . . . . .               $ 10.07        $10.15        $  9.74
                                         --------      -------        -------
                                         --------      -------        -------
Total return . . . . . . .                  5.47%        10.80%         (0.90%)++

Ratios/supplemental data:
  Net assets, end of
   period (000s) . . . . .               $53,200       $14,037        $23,566
  Ratio of expenses to
   average net assets. . .                  0.53%         0.32%          0.28% +
  Ratio of net investment
   income to average
   net assets. . . . . . .                  5.79%         6.14%          5.55% +
  Ratio of expenses to
   average net assets**. .                  0.90%         1.43%          1.60% +
  Ratio of net investment
   income to average
   net assets**. . . . . .                  5.42%         5.03%          4.24% +
  Portfolio turnover . . .                   138%           33%             0%

----------------

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                       EMERALD U.S. GOVERNMENT SECURITIES FUND

  Financial highlights for an Institutional Share and a Retail Share of the U.S. Government Securities Fund outstanding throughout each of the periods indicated:



                                                                                                  Retail Shares
                                                                         ----------------------------------------------------------
                                   Institutional Shares
                      ---------------------------------------------------                 Year Ended                     Period
                       Year Ended  Year Ended   Year Ended   Period Ended ----------------------------------------------- Ended
                      November 30, November 30, November 30,  November 30,  November 30,  November 30,   November 30, November 30,
                         1997        1996(b)       1995         1994+++        1994          1993            1992         1991*
                      ------------ ------------ ------------ -------------  ------------  ------------    ------------  -----------
Net asset value,
 beginning of
 period  . . . . . . .             $10.36       $ 9.71       $10.47         $10.79        $10.52          $10.46        $10.00
                                   ------       ------       ------         ------        -------         ------        ------
Income from investment
 operations:
  Net investment
   income  . . . . . .               0.65         0.68         0.46           0.58          0.66            0.77          0.27
  Net realized and
   unrealized gains
   (losses) on
   securities. . . . .              (0.09)        0.65        (0.75)         (0.94)         0.41            0.12          0.46
                                   ------       ------       ------         ------        -------         ------        ------
  Total income (loss)
   from investment
   operations. . . . .               0.56         1.33        (0.29)         (0.36)         1.07            0.89          0.73
                                   ------       ------       ------         ------        -------         ------        ------
Less dividends and
 distributions:
  Dividends from net
   investment
   income  . . . . . .              (0.65)       (0.68)       (0.46)         (0.58)        (0.66)          (0.77)        (0.27)
  Distributions from
   net realized gains
   on securities . . .              (0.00)       (0.00)       (0.00)         (0.10)        (0.14)          (0.06)        (0.00)
  Distributions in
   excess of net
   investment
   income  . . . . . .              (0.00)       (0.00)       (0.01)         (0.01)        (0.00)          (0.00)        (0.00)
  Distributions in
   excess of net
   realized gains. . .              (0.00)       (0.00)       (0.00)         (0.02)        (0.00)          (0.00)        (0.00)
                                   ------       ------       ------         ------        -------         ------        ------
Total dividends and
 distributions . . . .              (0.65)        0.68        (0.47)         (0.71)        (0.80)          (0.83)        (0.27)
Net change in net
 asset value . . . . .              (0.09)        0.65        (0.76)         (1.07)         0.27            0.06          0.46
Net asset value, end
 of period . . . . . .             $10.27       $10.36       $ 9.71         $ 9.72        $10.79          $10.52        $10.46
                                   ------       ------       ------         ------        -------         ------        ------
                                   ------       ------       ------         ------        -------         ------        ------
Total return . . . . .               5.69%       14.10%       (2.83%)++      (3.45%)       10.40%           8.79%         7.34%++
Ratios/supplemental data:
   Net assets, end of
      period (000s). .             $37,468     $74,753      $69,314        $30,855      $145,328         $94,006       $34,693
    Ratio of expenses to
     average net
     assets. . . . . .               0.69%       0.83%        0.68%+          0.98%        0.64%            0.28%         0.00%+
    Ratio of net investment
     income to average
     net assets. . . .               6.39%       7.46%        5.90%+          5.68%        5.91%            7.18%         7.88%+
    Ratio of expenses
     to average net
     assets**. . . . .               0.69         (a)         0.69%+          1.09%        1.06%            0.99%         1.47%+
    Ratio of net
     investment
     income to
     average net
     assets**. . . . .               6.39         (a)         5.90%+          5.57%        5.49%            6.42%         6.41%+
   Portfolio turnover                  53%         89%         133%            133%          72%              50%           34%

---------------------


* For the period July 31, 1991 (commencement of operations) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.
(a)  There were no waivers or reimbursements during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                              EMERALD MANAGED BOND FUND

     Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:

                          Year Ended    Year Ended    Year Ended   Period Ended
                          November 30,  November 30,  November 30,  November 30,
                             1997         1996(a)         1995         1994*
                          ------------  -----------  ------------  ------------
Net asset value,
 beginning of period . . .               $ 10.55       $  9.55       $ 10.00
                                         --------      -------       -------
Income from investment
 operations:
  Net investment income. .                  0.65          0.70          0.45
  Net realized and
   unrealized gains
   (losses)on securities .                 (0.06)         1.00         (0.00)
                                         --------      -------       -------
Total income from
 investment operations . .                  0.59          1.70          0.00
                                         --------      -------       -------
Less dividends and
 distributions:
  Dividends from net
   investment income . . .                 (0.65)        (0.70)        (0.43)
  Distributions in excess
   of net investment
   income. . . . . . . . .                 (0.12)        (0.00)        (0.02)
                                         --------      -------       -------
Total dividends and
 distributions . . . . . .                 (0.77)        (0.70)        (0.45)
                                         --------      -------       -------
Net change in net asset
 value . . . . . . . . . .                 (0.18)        (1.00)        (0.45)
                                         --------      -------       -------
Net asset value, end of
 period. . . . . . . . . .               $ 10.37        $10.55       $  9.55
                                         --------      -------       -------
                                         --------      -------       -------
Total return . . . . . . .                  5.96%        18.36%        (0.01%)++

Ratios/supplemental data:
  Net assets, end of
   period (000s) . . . . .               $75,519       $68,923       $66,588
  Ratio of expenses to
   average net assets. . .                  0.55%         0.31%         0.27%+
  Ratio of net investment
   income to average
   net assets. . . . . . .                  6.32%         6.95%         6.83%+
  Ratio of expenses to
   average net assets**. .                  0.67%         0.83%         0.86%+
  Ratio of net investment
   income to average
   net assets**. . . . . .                  6.20%         6.43%         6.25%+
  Portfolio turnover . . .                    97%           92%           83%

----------------

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+   Annualized.
++  Not Annualized.
(a) Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.

                           EMERALD FLORIDA TAX-EXEMPT FUND

  Financial highlights for an Institutional Share and a Retail Share of the Florida Tax-Exempt Fund outstanding throughout each of the periods indicated:



                                                                                                  Retail Shares
                                                                         ----------------------------------------------------------
                                    Institutional Shares
                      ---------------------------------------------------                 Year Ended                     Period
                       Year Ended  Year Ended   Year Ended   Period Ended ----------------------------------------------- Ended
                      November 30, November 30, November 30,  November 30,  November 30,  November 30,   November 30, November 30,
                         1997        1996(b)       1995         1994+++        1994          1993            1992         1991*
                      ------------ ------------ ------------ -------------  ------------  ------------    ------------  -----------
Net asset value,
 beginning of
 period  . . . . . . .              $11.09       $ 9.87       $11.07          $11.33        $10.55          $10.14       $10.00
                                     ------       ------       ------          ------       -------         ------       ------
Income from investment
 operations:
Net investment
 income  . . . . . . .                0.56         0.57         0.42            0.53          0.61            0.68         0.21
Net realized and
 unrealized gains
 (losses) on
 securities. . . . . .               (0.02)        1.22        (1.19)          (1.37)         0.78            0.45         0.14
                                     ------       ------       ------          ------       -------         ------       ------
Total income (loss)
 from investment
 operations. . . . . .                0.54         1.79        (0.77)          (0.84)         1.39            1.13         0.35
                                     ------       ------       ------          ------       -------         ------      ------
Less dividends and
 distributions:
  Dividends from net
   investment
   income     . . . .                (0.56)       (0.57)       (0.42)          (0.53)        (0.61)          (0.68)       (0.21)
  Distributions from
   net realized
   gains on
   securities. . . . .               (0.00)       (0.00)       (0.01)          (0.09)        (0.00)          (0.04)       (0.00)
                                     ------       ------       ------          ------        -------         ------       ------
   Total dividends and
     distributions . .               (0.56)       (0.57)       (0.43)          (0.62)        (0.61)          (0.72)       (0.21)
                                     ------       ------       ------          ------        -------         ------       ------
Net change in net
 asset value . . . . .               (0.02)       (1.22)       (1.20)          (1.46)         0.78            0.41         0.14
                                     ------       ------       ------         ------        -------         ------       ------
Net asset value,
 end of period . . . .              $11.07       $11.09       $ 9.87          $ 9.87        $11.33          $10.55       $10.14
                                     ------       ------       ------         ------        -------         ------       ------
                                     ------       ------       ------         ------        -------         ------       ------
Total return . . . . .                5.09%       18.55%       (7.07%)++       (7.75%)       13.37%          11.51%        3.49%++
Ratios/supplemental data:
   Net assets, end
     of period (000s).             $34,875      $33,979      $29,309        $109,426      $207,764        $106,946      $10,589
   Ratio of expenses to
    average net
     assets. . . . . .                0.69%       0.74%         0.71%+          0.96%         0.65%           0.25%       0.00%+
   Ratio of net
     investment income
     to average net
     assets. . . . . .                5.17%       5.39%         5.34%+          4.96%         5.32%           6.39%       6.40%+
   Ratio of expenses to
     average net
     assets**. . . . .                0.69%        (a)          0.71%+          1.04%         1.00%           1.21%       3.42%+
   Ratio of net
     investment income
     to average net
     assets**. . . . .                5.17%        (a)          5.33%+          4.88%         4.97%           5.43%       2.98%+
Portfolio turnover . .                 152%         89%           89%             89%           48%            105%         45%

---------------------

*    For the period June 28, 1991 (commencement of operations) through November 30, 1991.
**   During the period, certain fees were voluntarily reduced and/or reimbursed.  If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
+    Annualized.
++   Not Annualized.
+++  For the period March 1, 1994 (initial offering date) through November 30, 1994.
(a)  There were no waivers or reimbursements during the period.
(b)  Effective June 29, 1996, Barnett Capital Advisors, Inc. became the Fund's investment adviser.



                              *     *     *     *     *

(4) The section entitled "INVESTMENT PRINCIPLES AND POLICIES" on pages 15 through 21 of the Prospectus is modified as follows:

     Managed Bond Fund - Portfolio Maturity.

     The description of the Managed Bond Fund in the Prospectus is modified to provide that there are no minimum or maximum limitations regarding the dollar-weighted average portfolio maturity of the Managed Bond Fund. The Fund's average portfolio maturity will change from time to time, and may be longer or shorter than ten years in light of the Adviser's views of prevailing market and economic conditions.

     Managed Bond and Short-Term Fixed Income Funds - Investment in Preferred Stocks.

     The Managed Bond and Short-Term Fixed Income Funds can invest in both convertible and non-convertible preferred stocks that meet the investment criteria and policies stated in the Prospectus, and may have either a set maturity date or no maturity date.

     Florida Tax-Exempt Fund - Portfolio Maturity.

     The description of the Florida Tax-Exempt Fund in the Prospectus is modified to delete the following language: "The Adviser expects that under normal conditions the Fund will invest primarily in obligations that have remaining maturities of more than ten years". The Fund may invest, without limitation, in securities with maturities that are longer or shorter than ten years in light of the Adviser's view of prevailing market and economic conditions.

                              *     *     *     *     *

(5) The last two sentences of the section entitled "PORTFOLIO OF INSTRUMENTS, PRACTICES AND RELATED RISKS -- Portfolio Turnover" on page 32 of the Prospectus are deleted and replaced by the following:

During the last fiscal year, the annual portfolio turnover rate of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds were ___%, ___%, ___%, ___%, ___%, ___%, ___%, ___%, and ___%,
respectively.
                              *     *     *     *     *

(6) The first paragraph of the section entitled "INVESTING IN EMERALD FUNDS - Your Money Manager" on page 35 of the Prospectus is deleted and replaced with the following:

Barnett Capital Advisors, Inc. (referred to as the "Adviser") serves as investment adviser for Emerald Funds. Barnett is an indirect wholly-owned subsidiary of NationsBank Corporation. Barnett is a corporation headquartered in Florida.

                              *     *     *     *     *

(7) The third sentence of the last paragraph of the section entitled "THE EMERALD FAMILY OF FUNDS" on pages 40 and 41 of the Prospectus is deleted and replaced with the following:

     As of __________________, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds.

                              *     *     *     *     *

(8) The first bullet point of the second paragraph of the section entitled "THE BUSINESS OF THE FUNDS" on page 41 of the Prospectus is deleted and replaced with the following:

     Marshall M. Criser, Chairman of the Board, is Of Counsel of the law firm of McGuire, Woods, Battle & Boothe LLP.


                              *     *     *     *     *

(9) The first paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Adviser" on page 42 of the Prospectus is deleted and replaced with the following:

     As of December 31, 1997, the Adviser had approximately $_______ billion under active management. The Adviser is an indirect wholly-owned subsidiary of NationsBank Corporation. As of December 31, 1997, Brandes had approximately $__________ billion under management.

                              *     *     *     *     *

(10) The third paragraph of the section entitled "The Business of the Funds - FUND MANAGEMENT -- Adviser" on pages 42 and 43 of the Prospectus is amended and supplemented as follows:

     As of June of 1997, Douglas Byrne has co-responsibility with Margaret L. Moore for the day-to-day management of the Florida Tax-Exempt Fund. Mr. Byrne joined the Adviser in 1987 and plays an integral role as part of the fixed income team. Mr. Byrne received his BS and MBA in Finance from Pacific Western University.

     As of June of 1997, Don W. Bryant, CFA, has co-responsibility with Martin E. LaPrade, CFA, for the day-to-day management of the Equity Value Fund. As of June of 1997, Mr. LaPrade has responsibility for the day-to-day management of the Small Capitalization Fund, as a co-manager until January of this year and as sole manager thereafter. As of June of 1997, Jeffery A. Greenert has responsibility for the day-to-day management of the U.S. Government Securities Fund, as a co-manager until January of this year and as sole manager thereafter.

     As of June of 1997, David Furfine has co-responsibility with Jeffery A. Greenert for the day-to-day management of the Short-Term Fixed Income Fund. Mr. Furfine joined the Adviser in 1996 from Barnett Mortgage Company. Prior to joining Barnett Mortgage Company in 1995, Mr. Furfine managed the hedging and trading desk for Prudential Home Mortgage. He received his BS in Economics from the Wharton School at the University of Pennsylvania. Mr. Furfine has 13 years of investment experience.

     As of January of this year, Jack A. Ablin, CFA, has responsibility for the day-to-day management of the Managed Bond Fund. Mr. Ablin joined Barnett in 1997 and plays the lead role on the fixed income investment team. Prior to joining Barnett he was Head of Fixed Income at Bank of Boston. He received his undergraduate degree in Mathematics from Vassar and his MBA in Finance from Boston University. Mr. Ablin holds membership in the Association for Investment Management and Research. He has 16 years of investment experience.

                              *     *     *     *     *


(11) The third paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Expenses" on page 44 of the Prospectus is deleted and replaced with the following:

     For the fiscal year ended November 30, 1997, Barnett received fees, after waivers, at the effective annual rates of .___%, .___%, .___%, .___%,
 .___%, .___%, .___%, .___% and .___% of the average daily net assets of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, Managed Bond, U.S. Government Securities and Florida Tax-Exempt Fund, respectively.

                              *     *     *     *     *

(12) The fifth paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Federal Taxes" on page 45 of the Prospectus is deleted and replaced with the following:

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the assets the sale of which generated the capital gains. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

                              *     *     *     *     *

(13) The following table replaces the table in the section entitled "THE BUSINESS OF THE FUNDS - Measuring Performance - Other Performance Information
- Equity, Small Capitalization, Managed Bond and Short Term Fixed Income Funds" on pages 48 and 49 of the Prospectus:

                                     Average Annual Total Return
                                 For The Periods Ended November 30,
                                               1997
                              --------------------------------------
                              1 Year    3 Years   5 Years   10 Years
                              ------    -------   -------   --------

Equity Fund(1)                _____%    _____%    _____%    _____%

Small Capitalization
  Fund(2)                     _____%    _____%    _____%    _____%

Managed Bond
  Fund(3)                     _____%    _____%    _____%    _____%

Short-Term Fixed
  Income Fund(4)              _____%    _____%    _____%    _____%

(1) The above information for the periods prior to inception of the Equity Fund (6/28/91) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.49% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Equity Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund for the period from June 28, 1991 to March 1, 1994 and of Institutional Shares of the Fund thereafter. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(2) The above information for the periods prior to inception of a Small Capitalization Fund (1/4/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 1.35% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Small Capitalization Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(3) The above information for the periods prior to inception of the Managed Bond Fund (4/11/94) is the annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.27% of average daily net assets, which was the expected expense ratio of Institutional Shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Managed Bond Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(4) The above information for the periods prior to inception of the Short-Term Fixed Income Fund (4/11/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expense of 0.28% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Short-Term Fixed Income Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

                              *     *     *     *     *

(14) (a) The first sentence of the first paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Measuring Performance - Other Performance Information - International Equity Fund Only" on pages 49 and 50 of the Prospectus is deleted and replaced with the following:

     For the one year period ending December 31, 1997 and the period from commencement of operations (December 27, 1995) through December 31, 1997, the average annual total returns for Institutional Shares of the International Equity Fund were ____% and ____%, respectively.

     (b) The following table replaces the table in the third paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Measuring Performance - Other Performance Information - International Equity Fund Only" on pages 49 through 51 of the Prospectus:

                              For Periods ended December 31, 1997
                              -----------------------------------
                                                                 Since
                    One Year  Three Years    Five Years     Inception (7/1/90)
                    --------  -----------   ------------   -------------------
Annualized Total
 Return*            ____%          ____%       ____%             ____%
MSCI EAFE**         ____%          ____%       ____%             ____%


* The net annual returns presented above for the Brandes' composite were calculated on a time-weighted and asset-weighted total return basis, including investment of all dividends and interest on a cash basis realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, any applicable foreign withholding taxes and custodial fees, without provision for federal and state income taxes, if any. Brandes' composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning 7/1/90, other than wrap fee accounts. The weighted-average management fee during the period from 7/1/90 through 12/31/97 was ____% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance returns. Starting with calendar year 1992 through calendar year 1996, the net annual total returns for the Brandes International Equity composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1997 is not completed as of the date of this prospectus. Copies of the auditors' reports and a complete list and description of Brandes' composites are available on request by calling the Distributor at 800/637-3759. The results for individual accounts and for different periods may vary. Investors should not rely on prior performance results as a reliable indication of future results.

** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.

                              *     *     *     *     *

                      For voice recorded price information
                               call 800/548-6546.

                                  EMERALD FUNDS

           PROSPECTUS for EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY,
            SMALL CAPITALIZATION, BALANCED, SHORT-TERM FIXED INCOME,
     U.S. GOVERNMENT SECURITIES, MANAGED BOND AND FLORIDA TAX-EXEMPT FUNDS

April 1, 1997

    EMERALD FUND                     GOAL                     FOR INVESTORS WHO WANT
---------------------  --------------------------------  --------------------------------
EQUITY                 Long-term capital appreciation    Capital appreciation over the
                       through investments primarily in  long term and are willing to
                       high quality common stocks        accept the relative risks
                                                         associated with equity
                                                         investments
-----------------------------------------------------------------------------------------
EQUITY VALUE           Long-term capital appreciation    Long-term capital appreciation
                       through investments primarily in  and are willing to accept the
                       common and preferred stock and    relative risks associated with
                       debt securities convertible into  investments in undervalued
                       common stock                      stocks
-----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY   Long-term capital appreciation    Capital appreciation over the
                       through investments primarily in  long-term and are willing to
                       equity securities of foreign      accept the relative risks
                       issuers                           associated with foreign
                                                         investments
-----------------------------------------------------------------------------------------
SMALL CAPITALIZATION   Long-term capital appreciation    Long-term rewards that may
                                                         exceed those provided by a fund
                                                         investing in larger, more
                                                         established companies and can
                                                         accept the investment risks of
                                                         small companies
-----------------------------------------------------------------------------------------
BALANCED               Attractive investment return      Asset allocation among equity
                       through a combination of growth   securities, fixed income
                       of capital and current income     securities and cash equivalents
                                                         in light of prevailing market
                                                         and economic conditions
-----------------------------------------------------------------------------------------
SHORT-TERM FIXED       Consistently positive current     Current income greater than
INCOME                 income with relative stability    normally available from a money
                       of principal through investments  market fund and less principal
                       in investment grade securities    volatility than normally
                       and high quality money market     associated with a long-term fund
                       instruments
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT        Consistent positive income        Current income from U.S.
SECURITIES             through investments principally   Government securities and can
                       in U.S. Government securities     accept fluctuations in price and
                       and repurchase agreements         yield
-----------------------------------------------------------------------------------------
MANAGED BOND           High level of current income      Current income from corporate
                       and, secondarily, capital         and government securities and
                       appreciation                      can accept fluctuations in price
                                                         and yield
-----------------------------------------------------------------------------------------
FLORIDA TAX-EXEMPT     High tax-free income and current  Current income from an
                       liquidity, and, secondarily,      investment that is both free
                       long-term capital appreciation    from regular federal income tax
                                                         and Florida intangibles tax and
                                                         has the possibility of some
                                                         price appreciation
-----------------------------------------------------------------------------------------

    This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information dated April 1, 1997 that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/637-3759, and is incorporated by reference into (considered a part of) the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANK, N.A. OR ANY OF ITS AFFILIATES ("BARNETT") AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT CAPITAL ADVISORS, INC. SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUNDS' DISTRIBUTOR.

                 SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

Expenses

    SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

    Below is information regarding the shareholder transaction expenses and operating expenses for Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds. Examples based on this information are also provided.

                                                                           EQUITY                       SMALL
                                                                EQUITY      VALUE    INTERNATIONAL  CAPITALIZATION  BALANCED
                                                                 FUND       FUND      EQUITY FUND       FUND          FUND
                                                               ---------  ---------  -------------  -------------  -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases................    None       None         None          None           None
  Sales Charge Imposed on Reinvested Dividends...............    None       None         None          None           None
  Deferred Sales Charge......................................    None       None         None          None           None
  Redemption Fee.............................................    None       None         None          None           None
  Exchange Fee...............................................    None       None         None          None           None

ANNUAL FUND OPERATING EXPENSES
  AFTER EXPENSE REIMBURSEMENTS
  (as a percentage of average net assets):
  Advisory Fees..............................................      0.60%      0.60%         1.00%         1.00%         0.60%
  All Other Expenses (After Expense Reimbursements)*.........      0.15%      0.55%         0.31%         0.18%         0.20%
                                                               ---------  ---------        ------        ------    -----------
  Total Fund Operating Expenses (After Expense
   Reimbursements)*..........................................      0.75%      1.15%         1.31%         1.18%         0.80%
                                                               ---------  ---------        ------        ------    -----------
                                                               ---------  ---------        ------        ------    -----------

                                                                                         U.S.
                                                                        SHORT-TERM    GOVERNMENT                  FLORIDA
                                                                       FIXED INCOME   SECURITIES     MANAGED    TAX-EXEMPT
                                                                           FUND          FUND       BOND FUND      FUND
                                                                       -------------  -----------  -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases........................      None          None         None         None
  Sales Charge Imposed on Reinvested Dividends.......................      None          None         None         None
  Deferred Sales Charge..............................................      None          None         None         None
  Redemption Fee.....................................................      None          None         None         None
  Exchange Fee.......................................................      None          None         None         None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Advisory Fees......................................................         0.40%        0.40%        0.40%        0.40%
  All Other Expenses.................................................         0.22%        0.20%        0.17%        0.20%
                                                                             ------   -----------  -----------  -----------
  Total Fund Operating Expenses......................................         0.62%        0.60%        0.57%        0.60%
                                                                             ------   -----------  -----------  -----------
                                                                             ------   -----------  -----------  -----------

------------
* This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Funds have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year.

      Absent expense reimbursements, the total operating expenses for the Institutional Shares of the Equity Value Fund would be 1.21%.

      The Adviser may waive its fee and/or reimburse expenses of the Funds from time to time. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

Example: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                     AFTER      AFTER      AFTER      AFTER
                                                    PURCHASE   PURCHASE   PURCHASE   PURCHASE
                                                    --------   --------   --------   --------
Equity Fund.......................................    $ 8        $24        $42        $ 93
Equity Value Fund.................................    $12        $37        $63        $140
International Equity Fund.........................    $13        $42        $72        $158
Small Capitalization Fund.........................    $12        $37        $65        $143
Balanced Fund.....................................    $ 8        $26        $44        $ 99
Short-Term Fixed Income Fund......................    $ 6        $20        $35        $ 77
U.S. Government Securities Fund...................    $ 6        $19        $33        $ 75
Managed Bond Fund.................................    $ 6        $18        $32        $ 71
Florida Tax-Exempt Fund...........................    $ 6        $19        $33        $ 75

------------
THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Financial Highlights

    THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, THE FUNDS' INDEPENDENT ACCOUNTANTS FOR THE FISCAL PERIODS SHOWN, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR EACH OF THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1996, ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/637-3759). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.

    DURING THE FISCAL YEARS 1993 AND 1992 AND THE PERIODS ENDED NOVEMBER 30, 1991, THE EQUITY, U.S. GOVERNMENT SECURITIES AND FLORIDA TAX-EXEMPT FUNDS DID NOT OFFER INSTITUTIONAL SHARES. RATHER, EACH FUND OFFERED A SEPARATE SHARE CLASS, NOW CALLED RETAIL SHARES, TO BOTH INSTITUTIONAL AND RETAIL INVESTORS. THE FOLLOWING INFORMATION REGARDING RETAIL SHARES IS PROVIDED TO GIVE YOU A LONGER TERM PERSPECTIVE OF THE FUNDS' FINANCIAL HISTORY. FOR A DESCRIPTION OF THE CHARACTERISTICS AND EXPENSES OF RETAIL SHARES, SEE "THE EMERALD FAMILY OF FUNDS."

                              EMERALD EQUITY FUND

    Financial highlights for an Institutional Share and a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:

                                                                                         RETAIL SHARES
                                                                                  ---------------------------
                                                INSTITUTIONAL SHARES
                                     ------------------------------------------           YEAR ENDED
                                      YEAR ENDED     YEAR ENDED    PERIOD ENDED   ---------------------------
                                     NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                       1996(C)          1995         1994+++          1994           1993
                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................     $14.63         $10.89         $11.94         $11.82         $11.97
                                     ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income............       0.06           0.08           0.11           0.08           0.15
  Net realized and unrealized gains
   (losses) on securities..........       3.02           3.74          (0.90)         (0.39)         (0.08)
                                     ------------   ------------   ------------   ------------   ------------
  Total income (loss) from
   investment operations...........       3.08           3.82          (0.79)         (0.31)          0.07
                                     ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment
   income..........................      (0.06)         (0.08)         (0.11)         (0.08)         (0.15)
  Distributions from net realized
   gains on securities.............      (1.29)         (0.00)         (0.15)         (0.57)         (0.07)
                                     ------------   ------------   ------------   ------------   ------------
  Total dividends and
   distributions...................      (1.35)         (0.08)         (0.26)         (0.65)         (0.22)
                                     ------------   ------------   ------------   ------------   ------------
Net change in net asset value......       1.73           3.74          (1.05)         (0.96)         (0.15)
                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.....     $16.36         $14.63         $10.89         $10.86         $11.82
                                     ------------   ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------   ------------
Total return.......................      23.33%         35.21%         (6.62%)++      (2.91%)         0.58%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..........................   $217,184       $173,824       $164,015        $19,705       $138,642
  Ratio of expenses to average net
   assets..........................       0.79%          0.84%          0.79%+         1.07%          0.86%
  Ratio of net investment income to
   average net assets..............       0.43%          0.67%          1.46%+         0.36%          1.22%
  Ratio of expenses to average net
   assets**........................       0.79%            (a)            (a)          1.29%          1.21%
  Ratio of net investment income to
   average net assets**............       0.43%            (a)            (a)          0.13%          0.87%
  Portfolio turnover...............         89%           104%           113%           113%           102%
  Average commission rate
   paid(b).........................    $0.0518             --             --             --             --

                                            RETAIL SHARES
                                     ---------------------------

                                                    PERIOD ENDED
                                     NOVEMBER 30,   NOVEMBER 30,
                                         1992          1991*
                                     ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................     $10.24         $10.00
                                     ------------   ------------
Income from investment operations:
  Net investment income............       0.16           0.12
  Net realized and unrealized gains
   (losses) on securities..........       1.73           0.24
                                     ------------   ------------
  Total income (loss) from
   investment operations...........       1.89           0.36
                                     ------------   ------------
Less dividends and distributions:
  Dividends from net investment
   income..........................      (0.16)         (0.12)
  Distributions from net realized
   gains on securities.............      (0.00)         (0.00)
                                     ------------   ------------
  Total dividends and
   distributions...................      (0.16)         (0.12)
                                     ------------   ------------
Net change in net asset value......       1.73           0.24
                                     ------------   ------------
NET ASSET VALUE, END OF PERIOD.....     $11.97         $10.24
                                     ------------   ------------
                                     ------------   ------------
Total return.......................      18.49%          3.54%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..........................   $152,939        $98,953
  Ratio of expenses to average net
   assets..........................       0.76%          0.00%+
  Ratio of net investment income to
   average net assets..............       1.41%          2.64%+
  Ratio of expenses to average net
   assets**........................       1.18%          1.22%+
  Ratio of net investment income to
   average net assets**............       0.99%          1.42%+
  Portfolio turnover...............         40%            13%
  Average commission rate
   paid(b).........................         --             --

-----------------

* For the period June 28, 1991 (commencement of operations) through November 30, 1991.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+    Annualized.

++   Not Annualized.

+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.

(a)  There were no waivers or reimbursements during the period.

(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                           EMERALD EQUITY VALUE FUND

    Financial highlights for an Institutional Share of the Equity Value Fund outstanding throughout the period indicated:

                                                                                                            PERIOD ENDED NOVEMBER
                                                                                                                 30 1996*(B)
                                                                                                            ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................................       $      10.00
                                                                                                                     --------
Income from investment operations:
  Net Investment income...................................................................................               0.28
  Net realized and unrealized gains on securities.........................................................               2.18
                                                                                                                     --------
  Total income from investment operations.................................................................               2.46
                                                                                                                     --------
Dividends from net investment income......................................................................              (0.28)
                                                                                                                     --------
Net change in net asset value.............................................................................               2.18
                                                                                                                     --------
NET ASSET VALUE, END OF PERIOD............................................................................       $      12.18
                                                                                                                     --------
                                                                                                                     --------
Total return..............................................................................................              24.93%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)........................................................................       $      3,945
  Ratio of expenses to average net assets.................................................................               0.00%+
  Ratio of net investment income to average net assets....................................................               2.89%+
  Ratio of expenses to average net assets**...............................................................               4.37%+
  Ratio of net investment loss to average net assets**....................................................              (1.48%)+
  Portfolio Turnover......................................................................................                 19%
  Average commission rate paid(a).........................................................................       $     0.0791

------------

* For the period December 27, 1995 (commencement of operations) through November 30, 1996.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                       EMERALD INTERNATIONAL EQUITY FUND

    Financial highlights for an Institutional Share of the International Equity Fund outstanding throughout the period indicated:

                                                                                                  PERIOD ENDED
                                                                                                  NOVEMBER 30,
                                                                                                    1996*(B)
                                                                                              --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................................................       $    10.00
                                                                                                     --------
Income from investment operations:
  Net investment income.....................................................................             0.06
  Net realized and unrealized gains on securities...........................................             1.29
                                                                                                     --------
  Total income from investment operations...................................................             1.35
                                                                                                     --------
Dividends from net investment income........................................................            (0.06)
                                                                                                     --------
Net change in net asset value...............................................................             1.29
                                                                                                     --------
NET ASSET VALUE, END OF PERIOD..............................................................       $    11.29
                                                                                                     --------
                                                                                                     --------
Total return................................................................................            13.47%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..........................................................       $   17,528
  Ratio of expenses to average net assets...................................................             0.00%+
  Ratio of net investment income to average net assets......................................             1.99%+
  Ratio of expenses to average net assets**.................................................             3.46%+
  Ratio of net investment loss to average net assets**......................................            (1.47%)+
  Portfolio Turnover........................................................................               50%
  Average commission rate paid(a)...........................................................       $   0.0463

------------

* For the period December 27, 1995 (commencement of operations) through November 30, 1996.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly-owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser, and effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's investment sub-adviser.

                       EMERALD SMALL CAPITALIZATION FUND

    Financial highlights for an Institutional Share of the Small Capitalization Fund outstanding throughout each of the periods indicated.

                                                                         YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                                        NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                                          1996(B)         1995         1994*
                                                                        ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $    12.78    $     9.66    $    10.00
                                                                        ------------  ------------  ------------
Income from investment operations:
  Net investment loss.................................................        (0.07)        (0.03)        (0.04)
  Net realized and unrealized gains (losses) on securities............         1.81          3.15         (0.30)
                                                                        ------------  ------------  ------------
  Total income (loss) from investment operations......................         1.74          3.12         (0.34)
                                                                        ------------  ------------  ------------
Distributions from net realized gains on securities...................        (1.00)        (0.00)        (0.00)
                                                                        ------------  ------------  ------------
Net change in net asset value.........................................         0.74          3.12         (0.34)
                                                                        ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD........................................   $    13.52    $    12.78    $     9.66
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------
Total return..........................................................        14.49%        32.30%        (3.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................................   $  138,008    $   88,561    $   53,509
  Ratio of expenses to average net assets.............................         1.22%         1.39%         1.29%+
  Ratio of net investment loss to average net assets..................        (0.60%)       (0.65%)       (0.54%)+
  Ratio of expenses to average net assets**...........................         1.24%         1.42%         1.48%+
  Ratio of net investment loss to average net assets**................        (0.62%)       (0.68%)       (0.73%)+
  Portfolio turnover..................................................          356%          229%          118%
  Average commission rate paid(a).....................................   $   0.0420        --            --

------------

* For the period January 4, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                             EMERALD BALANCED FUND

    Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:

                                                                         YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                                        NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                                          1996(B)         1995         1994*
                                                                        ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $    11.91    $     9.63    $    10.00
                                                                        ------------  ------------  ------------
Income from investment operations:
  Net investment income...............................................         0.35          0.33          0.27
  Net realized and unrealized gains (losses) on securities............         1.34          2.28         (0.37)
                                                                        ------------  ------------  ------------
  Total income (loss) from investment operations......................         1.69          2.61         (0.10)
                                                                        ------------  ------------  ------------
Less dividends and distributions:
  Dividends from net investment income................................        (0.35)        (0.33)        (0.25)
  Distributions in excess of net investment income....................        (0.00)        (0.00)        (0.02)
  Distributions from net realized gains on securities.................        (0.22)        (0.00)        (0.00)
                                                                        ------------  ------------  ------------
Total dividends and distributions.....................................        (0.57)        (0.33)        (0.27)
                                                                        ------------  ------------  ------------
Net change in net asset value.........................................         1.12          2.28         (0.37)
                                                                        ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD........................................   $    13.03    $    11.91    $     9.63
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------
Total return..........................................................        14.73%        27.99%        (1.02%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................................   $   90,602    $   73,830    $   51,170
  Ratio of expenses to average net assets.............................         0.69%         0.32%         0.28%+
  Ratio of net investment income to average net assets................         2.96%         3.54%         4.11%+
  Ratio of expenses to average net assets**...........................         0.90%         1.10%         1.25%+
  Ratio of net investment income to average net assets**..............         2.75%         2.76%         3.14%+
  Portfolio turnover..................................................          106%           87%           33%
  Average commission rate paid(a).....................................   $   0.0466            --            --

------------

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                      EMERALD SHORT-TERM FIXED INCOME FUND

    Financial highlights for an Institutional Share of the Short-Term Fixed Income Fund throughout the periods indicated:

                                                                         YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                                        NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                                          1996(A)         1995         1994*
                                                                        ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $    10.15    $     9.74    $    10.00
                                                                        ------------  ------------  ------------
Income from investment operations:
  Net investment income...............................................         0.58          0.61          0.35
  Net realized and unrealized gains (losses) on securities............        (0.05)         0.41         (0.26)
                                                                        ------------  ------------  ------------
  Total income from investment operations.............................         0.53          1.02          0.09
                                                                        ------------  ------------  ------------
Less dividends and distributions:
  Dividends from net investment income................................        (0.58)        (0.61)        (0.35)
  Distributions from net realized gains on securities.................        (0.03)        (0.00)        (0.00)
                                                                        ------------  ------------  ------------
  Total dividends and distributions...................................        (0.61)        (0.61)        (0.35)
                                                                        ------------  ------------  ------------
Net change in net asset value.........................................        (0.08)         0.41         (0.26)
                                                                        ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD........................................   $    10.07    $    10.15    $     9.74
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------
Total return..........................................................         5.47%        10.80%        (0.90%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................................   $   53,200    $   14,037    $   23,566
  Ratio of expenses to average net assets.............................         0.53%         0.32%         0.28%+
  Ratio of net investment income to average net assets................         5.79%         6.14%         5.55%+
  Ratio of expenses to average net assets**...........................         0.90%         1.43%         1.60%+
  Ratio of net investment income to average net assets**..............         5.42%         5.03%         4.24%+
  Portfolio turnover..................................................          138%           33%            0%

------------

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                    EMERALD U.S. GOVERNMENT SECURITIES FUND

    Financial highlights for an Institutional Share and a Retail Share of the U.S. Government Securities Fund outstanding throughout each of the periods indicated:

                                                                                         RETAIL SHARES
                                                                                  ----------------------------
                                                INSTITUTIONAL SHARES
                                     ------------------------------------------            YEAR ENDED
                                      YEAR ENDED     YEAR ENDED    PERIOD ENDED   ----------------------------
                                     NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                       1996(B)          1995         1994+++          1994           1993
                                     ------------   ------------   ------------   ------------   -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................     $10.36         $ 9.71         $10.47         $10.79         $ 10.52
                                     ------------   ------------   ------------   ------------   -------------
Income from investment operations:
  Net investment income............       0.65           0.68           0.46           0.58            0.66
  Net realized and unrealized gains
   (losses) on securities..........      (0.09)          0.65          (0.75)         (0.94)           0.41
                                     ------------   ------------   ------------   ------------   -------------
  Total income (loss) from
   investment operations...........       0.56           1.33          (0.29)         (0.36)           1.07
                                     ------------   ------------   ------------   ------------   -------------
Less dividends and distributions:
  Dividends from net investment
   income..........................      (0.65)         (0.68)         (0.46)         (0.58)          (0.66)
  Distributions from net realized
   gains on securities.............      (0.00)         (0.00)         (0.00)         (0.10)          (0.14)
  Distributions in excess of net
   investment income...............      (0.00)         (0.00)         (0.01)         (0.01)          (0.00)
  Distributions in excess of net
   realized gains..................      (0.00)         (0.00)         (0.00)         (0.02)          (0.00)
                                     ------------   ------------   ------------   ------------   -------------
  Total dividends and
   distributions...................      (0.65)          0.68          (0.47)         (0.71)          (0.80)
                                     ------------   ------------   ------------   ------------   -------------
Net change in net asset value......      (0.09)          0.65          (0.76)         (1.07)           0.27
                                     ------------   ------------   ------------   ------------   -------------
NET ASSET VALUE, END OF PERIOD.....     $10.27         $10.36         $ 9.71         $ 9.72         $ 10.79
                                     ------------   ------------   ------------   ------------   -------------
                                     ------------   ------------   ------------   ------------   -------------
Total return.......................       5.69%         14.10%         (2.83%)++      (3.45%)         10.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..........................    $37,468        $74,753        $69,314        $30,855        $145,328
  Ratio of expenses to average net
   assets..........................       0.69%          0.83%          0.68%+         0.98%           0.64%
  Ratio of net investment income to
   average net assets..............       6.39%          7.46%          5.90%+         5.68%           5.91%
  Ratio of expenses to average net
   assets**........................       0.69%            (a)          0.69%+         1.09%           1.06%
  Ratio of net investment income to
   average net assets**............       6.39%            (a)          5.90%+         5.57%           5.49%
  Portfolio turnover...............         53%            89%           133%           133%             72%


                                                    PERIOD ENDED
                                     NOVEMBER 30,   NOVEMBER 30,
                                         1992          1991*
                                     ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................     $10.46         $10.00
                                     ------------   ------------
Income from investment operations:
  Net investment income............       0.77           0.27
  Net realized and unrealized gains
   (losses) on securities..........       0.12           0.46
                                     ------------   ------------
  Total income (loss) from
   investment operations...........       0.89           0.73
                                     ------------   ------------
Less dividends and distributions:
  Dividends from net investment
   income..........................      (0.77)         (0.27)
  Distributions from net realized
   gains on securities.............      (0.06)         (0.00)
  Distributions in excess of net
   investment income...............      (0.00)         (0.00)
  Distributions in excess of net
   realized gains..................      (0.00)         (0.00)
                                     ------------   ------------
  Total dividends and
   distributions...................      (0.83)         (0.27)
                                     ------------   ------------
Net change in net asset value......       0.06           0.46
                                     ------------   ------------
NET ASSET VALUE, END OF PERIOD.....     $10.52         $10.46
                                     ------------   ------------
                                     ------------   ------------
Total return.......................       8.79%          7.34%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..........................    $94,006        $34,693
  Ratio of expenses to average net
   assets..........................       0.28%          0.00%+
  Ratio of net investment income to
   average net assets..............       7.18%          7.88%+
  Ratio of expenses to average net
   assets**........................       0.99%          1.47%+
  Ratio of net investment income to
   average net assets**............       6.42%          6.41%+
  Portfolio turnover...............         50%            34%

-----------------

* For the period July 31, 1991 (commencement of operations) through November 30, 1991.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+    Annualized.

++   Not Annualized.

+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.

(a)  There were no waivers or reimbursements during the period.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                           EMERALD MANAGED BOND FUND

    Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:

                                                                                     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                                    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                                       1996(A)         1995           1994*
                                                                                    -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $     10.55    $      9.55    $     10.00
                                                                                    -------------  -------------  -------------
Income from investment operations:
  Net investment income...........................................................          0.65           0.70           0.45
  Net realized and unrealized gains (losses) on securities........................         (0.06)          1.00          (0.00)
                                                                                    -------------  -------------  -------------
  Total income from investment operations.........................................          0.59           1.70           0.00
                                                                                    -------------  -------------  -------------
Less dividends and distributions:
  Dividends from net investment income............................................         (0.65)         (0.70)         (0.43)
  Distributions in excess of net investment income................................         (0.12)         (0.00)         (0.02)
                                                                                    -------------  -------------  -------------
  Total dividends and distributions...............................................         (0.77)         (0.70)         (0.45)
                                                                                    -------------  -------------  -------------
Net change in net asset value.....................................................         (0.18)         (1.00)         (0.45)
                                                                                    -------------  -------------  -------------
NET ASSET VALUE, END OF PERIOD....................................................   $     10.37    $     10.55    $      9.55
                                                                                    -------------  -------------  -------------
                                                                                    -------------  -------------  -------------
Total return......................................................................          5.96%         18.36%         (0.01%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................   $    75,519    $    68,923    $    66,588
  Ratio of expenses to average net assets.........................................          0.55%          0.31%          0.27%+
  Ratio of net investment income to average net assets............................          6.32%          6.95%          6.83%+
  Ratio of expenses to average net assets**.......................................          0.67%          0.83%          0.86%+
  Ratio of net investment income to average net assets**..........................          6.20%          6.43%          6.25%+
  Portfolio turnover..............................................................            97%            92%            83%

------------

* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+   Annualized.

++  Not Annualized.

(a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                        EMERALD FLORIDA TAX-EXEMPT FUND

    Financial highlights for an Institutional Share and a Retail Share of the Florida Tax-Exempt Fund outstanding throughout each of the periods indicated:

                                                                                         RETAIL SHARES
                                                                                  ---------------------------
                                                INSTITUTIONAL SHARES
                                     ------------------------------------------           YEAR ENDED
                                      YEAR ENDED     YEAR ENDED    PERIOD ENDED   ---------------------------
                                     NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                       1996(B)          1995         1994+++          1994           1993
                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................     $11.09         $ 9.87         $11.07         $11.33         $10.55
                                     ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income............       0.56           0.57           0.42           0.53           0.61
  Net realized and unrealized gains
   (losses) on securities..........      (0.02)          1.22          (1.19)         (1.37)          0.78
                                     ------------   ------------   ------------   ------------   ------------
  Total income (loss) from
   investment operations...........       0.54           1.79          (0.77)         (0.84)          1.39
                                     ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment
   income..........................      (0.56)         (0.57)         (0.42)         (0.53)         (0.61)
  Distributions from net realized
   gains on securities.............      (0.00)         (0.00)         (0.01)         (0.09)         (0.00)
                                     ------------   ------------   ------------   ------------   ------------
  Total dividends and
   distributions...................      (0.56)         (0.57)         (0.43)         (0.62)         (0.61)
                                     ------------   ------------   ------------   ------------   ------------
Net change in net asset value......      (0.02)         (1.22)         (1.20)         (1.46)          0.78
                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.....     $11.07         $11.09         $ 9.87         $ 9.87         $11.33
                                     ------------   ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------   ------------
Total return.......................       5.09%         18.55%         (7.07%)++      (7.75%)        13.37%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..........................    $34,875        $33,979        $29,309       $109,426       $207,764
  Ratio of expenses to average net
   assets..........................       0.69%          0.74%          0.71%+         0.96%          0.65%
  Ratio of net investment income to
   average net assets..............       5.17%          5.39%          5.34%+         4.96%          5.32%
  Ratio of expenses to average net
   assets**........................       0.69%            (a)          0.71%+         1.04%          1.00%
  Ratio of net investment income to
   average net assets**............       5.17%            (a)          5.33%+         4.88%          4.97%
  Portfolio turnover...............        152%            89%            89%            89%            48%

                                            RETAIL SHARES
                                     ---------------------------

                                                    PERIOD ENDED
                                     NOVEMBER 30,   NOVEMBER 30,
                                         1992          1991*
                                     ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................     $10.14         $10.00
                                     ------------   ------------
Income from investment operations:
  Net investment income............       0.68           0.21
  Net realized and unrealized gains
   (losses) on securities..........       0.45           0.14
                                     ------------   ------------
  Total income (loss) from
   investment operations...........       1.13           0.35
                                     ------------   ------------
Less dividends and distributions:
  Dividends from net investment
   income..........................      (0.68)         (0.21)
  Distributions from net realized
   gains on securities.............      (0.04)         (0.00)
                                     ------------   ------------
  Total dividends and
   distributions...................      (0.72)         (0.21)
                                     ------------   ------------
Net change in net asset value......       0.41           0.14
                                     ------------   ------------
NET ASSET VALUE, END OF PERIOD.....     $10.55         $10.14
                                     ------------   ------------
                                     ------------   ------------
Total return.......................      11.51%          3.49%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)..........................   $106,946        $10,589
  Ratio of expenses to average net
   assets..........................       0.25%          0.00%+
  Ratio of net investment income to
   average net assets..............       6.39%          6.40%+
  Ratio of expenses to average net
   assets**........................       1.21%          3.42%+
  Ratio of net investment income to
   average net assets**............       5.43%          2.98%+
  Portfolio turnover...............        105%            45%

-----------------

* For the period June 28, 1991 (commencement of operations) through November 30, 1991.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

+    Annualized.

++   Not Annualized.

+++ For the period March 1, 1994 (initial offering date) through November 30, 1994.

(a)  There were no waivers or reimbursements during the period.

(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's investment adviser.

                       INVESTMENT PRINCIPLES AND POLICIES

    The Adviser and, with respect to the International Equity Fund, the Fund's Sub-Adviser use a range of different investments and investment techniques in seeking to achieve a Fund's investment objectives. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although the Funds will endeavor to attain their investment objectives, there can be no assurance they will be successful.

EQUITY FUND

    The investment objective of the Equity Fund is to seek long-term capital appreciation by investing primarily in common stocks. The Fund seeks as a secondary objective potential income growth through its investments. The Fund invests primarily in high quality common stocks selected on the basis of fundamental investment value and growth prospects that the Adviser believes exceed those of the general economy. The Fund also seeks to be well diversified across many economic sectors. The Fund may also invest up to 25% of its assets in the types of equity securities permissible for the Small Capitalization Fund. In making investment decisions, the Adviser assesses factors such as trading liquidity, financial condition, earnings stability, reasonable market valuation and profitability.

    The Equity Fund will normally invest at least 65% of its total assets in equity securities, with the remainder of its assets in cash or cash equivalents (however, the Fund may invest in cash equivalents without limit for temporary defensive purposes). "Equity securities" are either common stock or preferred stock and debt instruments convertible into common stock. Convertible securities acquired by the Fund may be considered speculative. The Fund intends, however, to invest only in convertible securities of issuers with proven earnings and/or credit, and not more than 15% of the Fund's total assets will be invested in convertible securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of purchase. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) In managing the Fund, the Adviser generally seeks securities of larger companies with market capitalizations exceeding $5 billion at the time of purchase. "Cash equivalents" include commercial paper, certificates of deposit, repurchase agreements, variable or floating rate notes, bankers' acceptances, U.S. Government obligations and money market mutual fund shares. Additionally, the Fund may invest, through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), up to 25% of the value of its total assets in securities of foreign issuers, and may acquire warrants and similar rights giving the Fund the right (but not the obligation) to buy shares of a company at a given price during a certain period. The Fund may also write covered call options.

EQUITY VALUE FUND

    The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Any income is incidental to this objective. The Fund seeks to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that the Adviser believes to be undervalued. The Fund also seeks to be well diversified across many economic sectors.

    Under normal market and economic conditions, the Fund will invest at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of these companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold over types of securities in such proportions as, in the opinion of the Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable stock or convertible debt securities are unavailable. The Fund may invest up to 25% of its total assets in foreign securities either directly or indirectly through ADRs, EDRs and GDRs and may also write covered call options.

INTERNATIONAL EQUITY FUND

    The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of foreign issuers, including emerging markets countries. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.

    The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, Slovak Republic, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, The United Kingdom, Venezuela and the countries that comprise the former Soviet Union. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country, except that no more than 20% of the Fund's total assets may be invested in all emerging markets countries. Investment in that country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Investments in emerging markets countries may not be as liquid as those in developed countries and pose greater risks.

    The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

    The Sub-Adviser to the International Equity Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book SECURITY ANALYSIS. Using this philosophy, the Sub-Adviser views stocks as small pieces of business which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Sub-Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

    In analyzing a company's true long-term value, the Sub-Adviser uses sources of information such as company reports, filings with the Securities and Exchange Commission ("SEC"), computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is substantially lower than the indicated intrinsic value, the stock may be purchased.

    The Fund may invest in securities issued in certain countries that are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund's policies regarding investments in other investment companies are described under "Portfolio Instruments, Practices and Related Risks." In addition, the Fund may invest in securities of foreign issuers in the form of ADRs, EDRs or GDRs also as described under "Portfolio Instruments, Practices and Related Risks."

    During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term investments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.

    Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry.

SMALL CAPITALIZATION FUND

    The investment objective of the Small Capitalization Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

    Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the Standard & Poor's 500-Registered Trademark-Composite Stock Price Index ("S&P 500").

    The market capitalization of the issuers of securities purchased by the Fund will normally be between $50 million and $2 billion at the time of purchase. In managing the Fund, the Adviser seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

    The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

    Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

    Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. The Fund also retains the ability to invest up to 25% of the value of its total assets in foreign securities by utilizing ADRs, EDRS and GDRs, and may acquire convertible securities, warrants and similar rights.

BALANCED FUND

    The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Adviser will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

    The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities (including cash equivalents) and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the Adviser's judgment as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in invested fixed income securities (including cash equivalents, long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).

    The Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, mortgage securities, senior debt securities, preferred stocks and common stocks in such proportions and of such type as are deemed by the Adviser to be best adapted to the current economic and market outlook. The Adviser has incorporated several considerations into its asset allocation decision-making process, including its outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by these variables and their expected change over time. Therefore, the Adviser will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent holdings.

    The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. These short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Other types of fixed income securities the Fund may purchase include collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and U.S. Government-backed trusts that hold obligations of foreign governments and are backed by the full faith and credit of the United States.

    Equity securities purchased by the Balanced Fund will be limited to the types that are permissible investments for the Equity and Small Capitalization Funds. Non-convertible debt obligations will be limited to the types that are permissible investments for the Managed Bond Fund. Convertible securities, foreign securities and other instruments will be acquired in accordance with the limitations described under "Portfolio Investments, Practices and Related Risks."

    The Fund may also invest, through ADRs, EDRS and GDRs, up to 25% of the value of its total assets in securities of foreign issuers, and may invest in warrants and similar rights.

SHORT-TERM FIXED INCOME FUND AND MANAGED BOND FUND

    The Short-Term Fixed Income and Managed Bond Funds offer two alternatives for participating in the fixed income securities markets. The average weighted maturity of the Short-Term Fixed Income Fund is shorter than that of the Managed Bond Fund. Both Funds are subject to the same quality requirements.

    The investment objective of the Short-Term Fixed Income Fund is to seek consistently positive current income with relative stability of principal by investing in investment grade securities and high quality money market instruments. The investment objective of the Managed Bond Fund is to seek a high level of current income and, secondarily, capital appreciation. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Short-Term Fixed Income Fund will not exceed three years and the average weighted maturity of the Managed Bond Fund will be ten years or more.

    Each Fund invests substantially all of its assets in debt obligations such as bonds, debentures and cash equivalents, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign, state and local governments and their political subdivisions, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. The Funds will purchase only those securities which are considered to be investment grade or better by at least one NRSRO or, if unrated, of comparable quality. In addition, during normal market conditions at least 65% of each Fund's total assets will be invested in debt obligations rated "A" or better by at least one NRSRO (or unrated obligations determined to be of comparable quality). Obligations rated in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

    Most obligations acquired by the Funds will be issued by companies or governmental entities located within the U.S. Up to 35% of the total assets of each Fund may, however, be invested in U.S. dollar-denominated debt obligations of foreign issuers.

    In acquiring particular portfolio securities, the Adviser will consider, among other things, historical yield relationships between corporate and government securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Adviser's analysis of these and other factors, a Fund's holdings in issuers in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices.

    Due to its short-term average weighted maturity, the Short-Term Fixed Income Fund may generally acquire high quality cash equivalents and repurchase agreements of the types described below under "Portfolio Instruments, Practices and Related Risks" without limitation. Normally at least 65% of the Managed Bond Fund's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Managed Bond Fund may, however, also invest without limitation in short-term investments to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.

    The Funds may also invest in obligations convertible into common stocks, and common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other instruments see "Portfolio Instruments, Practices and Related Risks."

U.S. GOVERNMENT SECURITIES FUND

    The investment objective of the U.S. Government Securities Fund is to seek consistently positive income by investing principally in U.S. Government securities and repurchase agreements collateralized by such securities. The Fund will always invest at least 65% of its total assets in such instruments under normal market conditions. There is no minimum or maximum maturity for securities held, although the Fund expects that (except during temporary defensive periods or unusual market conditions) its dollar-weighted average portfolio maturity will be between five and ten years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality.

    Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally obligated to do so. The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely to changes in the direction of interest rates.

FLORIDA TAX-EXEMPT FUND

    The primary investment objective of the Florida Tax-Exempt Fund is to seek to provide high tax-free income and current liquidity. The potential for long-term capital appreciation is considered to be a secondary objective. In seeking to attain its objectives, the Fund invests its assets primarily in municipal obligations that are rated investment grade or above by one or more NRSROs at the time of purchase. The Fund may also acquire tax-exempt commercial paper, municipal notes and tax-exempt variable rate demand obligations that are rated in the highest rating category by an NRSRO. Obligations purchased by the Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. Although obligations rated BBB or Baa (the lowest ratings permitted for the Fund) are considered to be investment grade, they have speculative characteristics and are subject to more credit and market risk than securities with higher ratings. If a portfolio security ceases to be rated investment grade by at least one NRSRO, the security will be sold in an orderly manner as quickly as possible.

    The Adviser hopes to use market opportunities (caused by things such as temporary differences between the yields on securities) to achieve a better performance than what might be obtained by investing in an unmanaged portfolio of municipal securities. The Florida Tax-Exempt Fund will invest at least 80% of its net assets in securities the interest on which is exempt from regular federal income tax, except during defensive periods or periods of unusual market conditions. In addition, under normal conditions the Fund will invest at least 65% of its net assets in securities issued by the state of Florida and its municipalities, counties and other taxing districts, as well as in other securities exempt from the Florida intangibles tax. Under normal market conditions the Fund may invest up to 20% of its net assets in taxable instruments, including certain so-called private activity bonds which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax. From time to time the Fund may hold cash reserves that do not earn income. Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal conditions the Fund will invest primarily in obligations that have remaining maturities of more than ten years.

               PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS

    FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

    Although the International Equity Fund will invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with the U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies and emerging markets countries with respect to the International Equity Fund. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Some emerging markets countries may also have failed in the past to recognize private property rights and may have at times nationalized or expropriated the assets at private companies. Therefore, the risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

    Emerging markets are the capital markets of any country which, in the opinion of the Sub-Adviser, is generally considered to be a developing country by the international financial community. Currently, with respect to the International Equity Fund, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela, and countries that comprise the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the International Equity Fund may expand and diversify further the emerging markets countries in which it invests. As stated above, no more than 20% of the International Equity Fund's total assets may be invested in all emerging markets countries.

    Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

    In addition, foreign securities markets typically have substantially less volume than U.S. markets, and the securities in these markets can be less liquid and present greater risk of loss than the securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested.

Settlement problems in foreign countries also could cause the International Equity Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some countries, which may result in the International Equity Fund incurring additional costs and delays in the transportation and custody of such securities.

    AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS. The INTERNATIONAL EQUITY FUND may invest up to 100% of its total assets and each of the EQUITY, EQUITY VALUE, SMALL CAPITALIZATION and BALANCED FUNDS may invest up to 25% of its total assets in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs and GDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs are generally designed for use in foreign exchange and over-the-counter markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

    U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities or in money market instruments, including bank obligations and commercial paper. Obligations of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law. Some of these securities may have a variable or floating interest rate.

    ASSET-BACKED SECURITIES. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may invest in asset-backed securities (i.e., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each of these Funds, as well as the U.S. GOVERNMENT SECURITIES FUND, may invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The average life of an asset-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, these maturities may be a maximum of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

    Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit, or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

    MUNICIPAL OBLIGATIONS. The FLORIDA TAX-EXEMPT FUND will invest primarily in municipal obligations. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may also invest in municipal obligations. These securities may be advantageous for these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by Funds other than the Florida Tax-Exempt Fund that come from interest on municipal obligations will be taxable to shareholders.

    The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

    Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality or any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

    Municipal obligations purchased by each Fund, including the Florida Tax-Exempt Fund, may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described above under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those domestic obligations.

    CORPORATE OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS and, to a limited extent, the EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates.

    Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of 13 months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined to be of comparable quality.

    BANK OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS and, to a limited extent, the EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase certificates of deposit ("CDs"), bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. These Funds may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of a Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) These Funds may also make interest-bearing savings deposits in amounts not exceeding 5% of their total assets.

    REPURCHASE AGREEMENTS. EACH FUND, except the FLORIDA TAX-EXEMPT FUND, may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

    VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. In the case of each Fund except the U.S. GOVERNMENT SECURITIES and FLORIDA TAX-EXEMPT FUNDS, these instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

    STRIPPED SECURITIES. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

    In addition, each Fund, except the Florida Tax-Exempt Fund, may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

    Although stripped securities may not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

    BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and may also invest in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, a Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, a Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to a Fund's limitation on such investments as described below under "Managing Liquidity."

    PARTICIPATIONS AND TRUST RECEIPTS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and does not intend to serve as a co-lender in any such activity. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place.

When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objectives.

    INTEREST RATE SWAPS, FLOORS AND CAPS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may enter into interest rate swaps and purchase interest rate floors or caps in order to protect their net asset value from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which a Fund's investments are traded. A Fund would expect to enter into these hedging transactions primarily to preserve the return or spread of a particular investment or portion of its portfolio and to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive a floating rate of interest for another party's right to receive a fixed rate of interest. The excess, if any, of a Fund's obligations over what it is owed with respect to each interest rate swap will be accrued on a daily basis and cash or other liquid high grade debt securities having an aggregate net asset value equal to such accrued excess will be maintained by a Fund's custodian in a separate account.

    The purchase of an interest rate floor by a Fund would entitle it, to the extent a specified index fell below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the floor. The purchase of an interest rate cap by a Fund would entitle it, to the extent that a specified index exceeded a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the cap. A Fund will only enter into an interest rate swap, floor or cap transaction if the unsecured commercial paper, senior debt, or claims paying ability of the other party to the transaction is rated either in the top rating category for short-term debt or "A" or its equivalent for long-term debt by an NRSRO.

    STAND-BY COMMITMENTS. The FLORIDA TAX-EXEMPT FUND may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Fund, and not for trading purposes.

    OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. As examples, the Equity and Balanced Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a correlation to the performance of the S&P 500. The INTERNATIONAL EQUITY FUND may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.

    Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.

    BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund, except the FLORIDA TAX-EXEMPT FUND, may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. In addition, a Fund may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the possible risks that the interest income earned on the investment of the proceeds will be less than the interest expense, that the market value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes and that the securities may not be returned to the Fund. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

    SECURITIES LENDING. EACH FUND, except the FLORIDA TAX-EXEMPT FUND, may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33% of its total assets. Securities loans will be fully collateralized.

    MORTGAGE ROLLS. The BALANCED, SHORT-TERM FIXED INCOME, U.S. GOVERNMENT SECURITIES and MANAGED BOND FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities, but it is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, cash, U.S. Government securities or other liquid high grade debt instruments in the amount of the future purchase commitment will be set apart for a Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of these Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.

    CONVERTIBLE SECURITIES. The EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY, SMALL CAPITALIZATION, BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. By investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

    None of the assets of the Short-Term Fixed Income and Managed Bond Funds, and no more than 15% of the total assets of the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds, may be invested in convertible securities rated below investment grade at the time of purchase. Non-investment grade convertible securities must be rated "B" or higher by at least one NRSRO. Non-investment grade securities are commonly referred to as "junk" bonds and present a greater risk as to the timely repayment of the principal, interest and dividends. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and
(e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted. that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly-traded market.

    OPTIONS. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

    Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protection afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

    Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

    FUTURES AND RELATED OPTIONS. EACH FUND may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

    Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, that Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

    The International Equity Fund may engage in futures transactions on either a domestic or foreign exchange or board of trade. The other Funds will engage in futures transactions only on domestic exchanges or boards of trade.

    More information regarding futures contracts and related options can be found in Appendix B attached to the Statement of Additional Information, which you may request by calling 800/637-3759.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the INTERNATIONAL EQUITY FUND may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may, but is not required to, enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund may either enter into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts may be rolled over in a manner consistent with a more long-term currency decision. There is a risk of loss to the Fund if the other party does not complete the transaction.

    The International Equity Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.

    MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICs, BICs, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Adviser in the case of the International Equity Fund) has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 10% limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

    PORTFOLIO TURNOVER. EACH FUND may sell a portfolio security shortly after it is purchased if it is believed such disposition is consistent with a Fund's objective. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "Tax Implications"). During the last fiscal year, the annual portfolio turnover rates of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds were 89%, 356%, 106%, 138%, 53%, 97% and 152%, respectively. The portfolio turnover rates for the Equity Value and International Equity Funds for the period from commencement of operations (December 27, 1995) through November 30, 1996 were 19% and 50%, respectively.

    OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

    Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Balanced, Short-Term Fixed Income, Managed Bond, U.S. Government Securities and Florida Tax-Exempt Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset values.

    These Funds may also hold other derivative instruments, which may be in the form of participations, custodial receipts evidencing rights to receive a specific future interest payment, principal payment, or both, and bonds that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, to the extent that the market value of these instruments is leveraged, they may be more volatile than other types of obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist.

    In addition, the Florida Tax-Exempt, Balanced, Short-Term Fixed Income and Managed Bond Funds may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

    The Florida Tax-Exempt, Short-Term Fixed Income, Managed Bond and U.S. Government Securities Funds will normally maintain the average weighted maturities of their portfolios within specified ranges as previously described. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There is no assurance that the estimations used by the Funds for the instruments will, in fact, be accurate or that, if inaccurate, a Fund's average weighted maturity will remain within the specified limits.

    Although the Florida Tax-Exempt Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in municipal obligations the interest on which comes solely from revenues of similar projects. Additionally, the Florida Tax-Exempt Fund will normally invest more than 25% of its net assets in municipal obligations the issuers of which are located in Florida, and may invest more than 25% of its net assets in industrial development bonds issued before August 7, 1986 that are not treated as a specific tax preference item under the federal alternative minimum tax.

    When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. If Florida or any of its political subdivisions should suffer serious financial difficulties to the extent its ability to pay its obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Tax-Exempt Fund, could be adversely affected.

    Payment on obligations held by a Fund may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted obligation.

    While the other Funds are classified as "diversified," the Florida Tax-Exempt Fund has been set up as a "non-diversified" portfolio. The investment return of a non-diversified portfolio is typically dependent on the performance of a smaller number of securities than a diversified portfolio, and the change in value of one particular security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. Additionally, non-diversified portfolios may be more susceptible to economic, political and legal developments than a diversified portfolio with similar objectives.

FUNDAMENTAL LIMITATIONS

    The Funds' investment objectives and policies discussed above are not fundamental and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have different investment objectives from the one it had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

    1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions).

    2. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 50% of the Florida Tax-Exempt Fund's total assets, and up to 25% of the total assets of each other Fund, can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 50% or 25% exception.

    3. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

    4. Under normal market conditions, the Florida Tax-Exempt Fund must invest at least 80% of its net assets in securities that provide interest exempt from regular federal income tax.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

                              -------------------

                           INVESTING IN EMERALD FUNDS

Your Money Manager

    BARNETT CAPITAL ADVISORS, INC. (REFERRED TO AS THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS. The Adviser is a newly-organized, wholly-owned subsidiary of Barnett Bank, N.A., which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc. The Adviser is a corporation headquartered in Florida.

    ENTRUSTED WITH APPROXIMATELY $10 BILLION UNDER ACTIVE MANAGEMENT, the Adviser provides investment management services to individuals and institutions. As the investment adviser to Emerald Funds, the Adviser employs investment professionals who are dedicated to managing money on a full-time basis. For the International Equity Fund only, the Adviser has entered into a sub-advisory agreement with Brandes Investment Partners, L.P. to provide daily portfolio management for that Fund.

Purchase of Shares

    Institutional Shares are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Institutional Shares are sold to Barnett Bank, N.A. and its affiliates ("Barnett"), as well as to Barnett's correspondent banks and other institutions ("Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at Barnett or another Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to Barnett or the other Institution involved. Barnett and other Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with Barnett and other Institutions.

    Institutional Shares are sold at their net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. The minimum initial investment in a Fund for an Institution is $250,000 with no minimum subsequent investment. Barnett and other Institutions may establish different minimum investment requirements for their Customers. For example, there is no minimum initial investment for transfers of assets by Customers from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a Customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

    For all Funds, purchase orders placed by an Institution for Institutional Shares must be received by the Funds' transfer agent before the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open for business (a "Business Day"). Payment for Institutional Shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 4:00 p.m. (Eastern time) on the Business Day immediately following placement of the purchase order. On days when the Exchange closes early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

    Each Fund observes the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

    It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to a Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be cancelled, notice will be given, and the Institution will be responsible for any loss to Emerald Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

    Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued to new shareholders.

    You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/ or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

Redemption of Shares

    Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by Emerald Funds' transfer agent. Emerald Funds imposes no charges when Institutional Shares are redeemed. Barnett and other Institutions may charge fees to their Customers for their services in connection with investments. Shares held by an Institution on behalf of its Customers must be redeemed in accordance with the instructions and limitations pertaining to the account at the Institution.

    The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act.

    Emerald Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions, not due to market fluctuations.

    It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

    Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to Emerald Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds are normally wired in federal funds to the redeeming Institution the Business Day following receipt of the order by the transfer agent. Emerald Funds reserve the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

    The value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

Dividends and Distributions
WHERE DO DIVIDENDS AND DISTRIBUTIONS COME FROM?

    Dividends for each Fund are derived from its net investment income. In the case of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, net investment income comes from the interest on the bonds and other investments that they hold in their portfolios. For the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.

    The Funds realize capital gains when they sell a security for more than its cost. Each Fund will make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

WHAT ARE THE DIVIDEND AND DISTRIBUTION OPTIONS?

    Shareholders receive dividends and net capital gains distributions. Dividends and distributions are automatically reinvested in the same share class of the Fund on which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:

                                 Emerald Funds
                         c/o BISYS Fund Services, Inc.
                                P.O. Box 182697
                            Columbus, OH 43218-2697

    Your election is effective for dividends and distributions with record dates (with respect to the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds) or payment dates (with respect to the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds) after the date the Funds' transfer agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?

                                                       DIVIDENDS ARE
                                               ------------------------------
FUND                                           DECLARED          PAID
-----                                          ---------  -------------------
(1)  Equity, Equity Value and Balanced.......  Quarterly  Quarterly
(2)  International Equity and Small
     Capitalization..........................  Annually   Annually
(3)  Short-Term Fixed Income, U.S. Government
     Securities, Managed Bond and Florida
     Tax-Exempt..............................  Daily      Monthly within five
                                                          business days after
                                                          month end

------------

(1) Dividends for the Equity, Equity Value and Balanced Funds may be declared and paid at times that do not fall at the end of a calendar quarter.

(2) Dividends for the International Equity and Small Capitalization Fund may be declared and paid at times that do not fall at the end of a calendar year.

(3) Shares of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds begin earning dividends the first Business Day after acceptance of the purchase order for which Emerald Funds' custodian has received payment and stop earning dividends on the Business Day such shares are redeemed.

    With respect to the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, if all the Institutional Shares held by an Institution in a Fund are redeemed, the Fund will pay accrued dividends within five Business Days after redemption.

    Net capital gain distributions for each of the Funds, if any, are made at least annually after any reductions for capital loss carryforwards.

Explanation of Sales Price

    Institutional Shares of the Funds are sold at net asset value. Net asset value per share is determined on each Business Day (as defined above) at 4:00 p.m. (Eastern time) with respect to each Fund by adding the value of a Fund's investments, cash and other assets attributed to its Institutional Shares, subtracting the Fund's liabilities attributed to those shares, and then dividing the result by the number of Institutional Shares of the Fund that are outstanding. The assets of the Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling
(800)/637-3759.

    Foreign securities acquired by the International Equity Fund, as well as the other Funds, may be traded on foreign exchanges or over-the-counter markets on days on which the Funds' net asset values are not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Exchange Privilege

    If you wish, Institutional Shares of a Fund may be exchanged for Retail Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of Barnett or another bank, trust company or thrift institution. Similarly, a Customer may exchange Retail Shares for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made at the net asset value of the respective share classes. The particular class of shares you are exchanging into must be registered for sale in your state.

Other Service Providers

    While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to the services these companies provide, as well as more information regarding investment advisory services, see "The Business of the Funds."

                                 ADMINISTRATOR
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                                   ("BISYS")

    BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.

                                  DISTRIBUTOR
                         EMERALD ASSET MANAGEMENT, INC.

    Emerald Asset Management, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor. Certain officers of Emerald Funds, namely Messrs. Blundin, Fanning, Martinez and Tuch, are also officers and/or directors of the Distributor.

                                   CUSTODIAN
                              THE BANK OF NEW YORK

    The Bank of New York is responsible for holding the investments that the Funds own.

                                 TRANSFER AGENT
                           BISYS FUND SERVICES, INC.

    BISYS Fund Services, Inc. is the Transfer Agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

                          THE EMERALD FAMILY OF FUNDS

    Emerald Funds was organized on March 15, 1988 as a Massachusetts business trust, and is a mutual fund of the type known as an "open-end management investment company." The Agreement and Declaration of Trust permits the Board of Trustees of Emerald Funds to classify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two share classes of the Funds. Each Fund, except the Florida Tax-Exempt Fund, is classified as a diversified company. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other portfolios of Emerald Funds. Information regarding these other portfolios and share classes may be obtained by contacting the Distributor at the address listed on page 35.

    The Institutional Shares of the Funds are described in this prospectus. The Funds also offer Retail Shares. Institutional and Retail Shares bear a pro rata portion of all operating expenses incurred by the Funds, except for certain miscellaneous "class expenses" (i.e. certain printing and registration expenses). In addition, Retail Shares bear all payments under the Combined Distribution and Shareholder and Administrative Service Plan and the Shareholder Processing Plan for Retail Shares (the "Retail Plans") as described in the prospectus for those shares. Under the Retail Plans, the Distributor and Service Organizations receive fees for distribution and shareholder and administrative support services.

    Payments under the Retail Plans for Retail Shares may not exceed .50% (on an annual basis) of the average daily net asset value of outstanding Retail Shares. Because of these Plans and other "class expenses," the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Retail Shares. The Funds offer various services and privileges in connection with Retail Shares that are not generally offered in connection with Institutional Shares, including an automatic investment plan and automatic withdrawal plan. For further information regarding a Fund's Retail Shares, contact the Distributor at 800-637-3759.

    Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only Retail shareholders, however, will vote on matters pertaining to the Retail Plans.

    Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of March 5, 1997, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

                           THE BUSINESS OF THE FUNDS

Fund Management

    THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

    The following individuals serve as trustees of Emerald Funds:

    - Marshall M. Criser, Chairman of the Board of Emerald Funds, is Chairman of the law firm of Mahoney Adams & Criser, P.A.

    - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Grimsley Marker & Iseley, P.A.

    - Raynor E. Bowditch is the President of Bowditch Insurance Corporation.

    - Mary Doyle is a Professor of Law, University of Miami Law School.

    - Albert D. Ernest is the President of Albert Ernest Enterprises.

    - Harvey R. Holding is the retired Executive Vice President and Chief Financial Officer of BellSouth Corp.

    Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT CAPITAL ADVISORS, INC. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. Brandes Investment Partners, L.P. (referred to as "Brandes" or the "Sub-Adviser") acts as sub-adviser for the International Equity Fund and is located at 12750 High Bluff Drive, San Diego, California 92130. Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3055 serves as the Funds' administrator, and Emerald Asset Management, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., located at the same address is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286 and a transfer and dividend paying agent, BISYS Fund Services, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3055.

    ADVISER. As of December 31, 1996, the Adviser had approximately $10 billion under active management. The Adviser is a wholly-owned subsidiary of Barnett Bank, N.A., which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. As of December 31, 1996, Brandes had approximately $8.9 billion under management.

    The Adviser manages the investment portfolios of each Fund, except the International Equity Fund, including selecting portfolio investments and making purchase and sale orders. The Sub-Adviser manages the investment portfolio of the International Equity Fund in accordance with the investment requirements and policies established by the Adviser, except that cash balances of the International Equity Fund are managed by the Adviser.

    A Fund's portfolio manager is primarily responsible for the day-to-day management of its investment portfolio. Russell Creighton, C.F.A., has been the portfolio manager of the Equity Fund since September of 1993, and has also managed the Balanced Fund since it commenced operations on April 11, 1994. Mr. Creighton joined Barnett in 1981 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team, and works with highly qualified investment professionals to integrate the Adviser's quantitative models with specific security analysis. Mr. Creighton earned his BBA in Finance from Stetson University and his MBA in Finance from the University of North Florida. He holds membership in the Association for Investment Management and Research ("AIMR"). Mr. Creighton has 16 years of investment experience. Martin E. LaPrade, C.F.A., has been the portfolio manager of the Equity Value Fund since it commenced operations. Mr. LaPrade joined Barnett in 1978 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team, and works with highly qualified investment professionals to integrate the Adviser's quantitative models with specific security analysis. He received his BS in accounting from Furman University. Mr. LaPrade holds membership in AIMR. He has 16 years of investment experience. Jeffrey A. Busby, C.F.A., a Managing Partner and Senior Portfolio Manager at Brandes since August 1988, has been the portfolio manager of the International Equity Fund, except, as noted, with respect to the Fund's cash balances, since August 19, 1996. Also in connection with Brandes' appointment as Sub-Adviser, Don W. Bryant, C.F.A., became Barnett's "Sub-Advisory Liaison." In that capacity, Mr. Bryant oversees the provision of sub-investment advisory services by Brandes. Mr. Bryant joined Barnett in 1987 and has served as an institutional portfolio manager for Barnett for the past 7 years. He has worked with the firm throughout his investment career and plays an integral role on the equity investing team. He received his undergraduate degree from the University of South Alabama and his MBA in Finance from the

University of Georgia. Mr. Bryant holds membership in AIMR. He has 10 years of investment experience. Dean McQuiddy, C.F.A., has managed the Small Capitalization Fund since its commencement of operations on January 4, 1994 and its predecessor, the Employee Benefits Small Capitalization Fund, since its inception in January 1987. Since joining Barnett in 1983, Mr. McQuiddy has been an equity analyst and an institutional portfolio manager. He received his BS in Finance from the University of Florida. Mr. McQuiddy holds membership in AIMR. He has 14 years of investment experience. Jeffery A. Greenert has been the portfolio manager of the Short-Term Fixed Income Fund since August 3, 1996. Mr. Greenert joined Barnett in 1985 and has worked with the firm throughout his investment career. He plays an integral role as part of the Adviser's fixed income investing team, and works with a highly qualified team of fixed income professionals to analyze interest rates, as well as individual fixed income securities. Mr. Greenert received his BS in Finance from the University of Florida. He has 12 years of investment experience. Andrew Cantor, C.F.A., has managed the U.S. Government Securities Fund since its inception in 1991, and has also managed the Managed Bond Fund since it commenced operations on April 11, 1994. Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed income investing team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in AIMR and the Jacksonville Financial Analysts Society. He has 23 years of investment experience. Margaret L. Moore has managed the Florida Tax-Exempt Fund since August 31, 1996. Ms. Moore joined Barnett in 1991 from First Florida Bank, N.A. where she was a fixed income trader for individual trust accounts for five years. Ms. Moore currently serves as a tax-exempt investment manager for Barnett and is a member of the Adviser's Fixed Income Strategy Committee. She received her BS in Finance from Florida State University and her MBA from the University of North Florida. Ms. Moore has 13 years of investment experience.

    Although expected to be infrequent, the Adviser (or the Sub-Adviser) may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with the Adviser or Sub-Adviser) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. The Adviser (and the Sub-Adviser) will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

    The Adviser may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may be up to 100% of the annual fees that are earned by the Adviser as investment adviser to such Fund (after adjustments) and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from assets of the Adviser or its affiliates.

    BISYS. BISYS is an Ohio limited partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.

    BISYS provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares, dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds.

    EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to a shareholder or deducted from a shareholder's account.

    The Adviser is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the International Equity and Small Capitalization Funds' average daily net assets, .60% of each of the Equity, Equity Value and Balanced Funds' average daily net assets, and .40% of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds' average daily net assets. The advisory fee rates payable by the International Equity and Small Capitalization Funds are higher than those paid by most mutual funds, although the Board of Trustees believes they are comparable to the advisory fee rates payable by many comparable funds. In addition, the Adviser has agreed to pay Brandes a fee equal to .50% of the International Equity Fund's average daily net assets. The fee paid by the Adviser to the Sub-Adviser for the International Equity Fund comes out of the Adviser's advisory fee for that Fund and is not an additional charge to the Fund.

    For the fiscal year ended November 30, 1996, the Adviser and the prior adviser received fees, after waivers, at the effective annual rates of .60%, 1.00%, .44%, .31%, .30%, .40% and .40% of the average daily net assets of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, Managed Bond, U.S. Government Securities and Florida Tax-Exempt Funds, respectively. The Adviser and the prior adviser voluntarily waived all fees from the Equity Value and International Equity Funds.

    BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion,
 .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.

    Other operating expenses borne by the Funds include: taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; SEC fees; state securities registration and qualification fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

    FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by the Adviser and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of the Adviser, with respect to advisory fees, and the Funds' other service providers with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the return to investors when made but would decrease return if a Fund were required to reimburse a service provider.

Tax Implications

    As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

    You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

    FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

    In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, other than the "exempt interest dividends" from the Florida Tax-Exempt Fund, will be taxable to you.

    In addition, the Florida Tax-Exempt Fund will pay at least 90% of its net exempt-interest income as dividends known as "exempt-interest dividends." These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.

    If the Florida Tax-Exempt Fund holds certain so-called "private activity bonds" issued after August 7, 1986, shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds.

    Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you may realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

    A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distributions (or in the case of the Equity Funds, the record date of dividends and capital gains distributions) should be aware that the amount of the forthcoming dividend or distribution, although in effect a return on capital, will be taxable.

    Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

    Shareholders of the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.

    It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of this Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

    STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, dividends paid by the Florida Tax-Exempt and the U.S. Government Securities Funds may be taxable under state or local law as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such income taxes if held by you directly. In addition, except as stated below, shares of the Funds are not expected to qualify for total exemption from the Florida intangibles tax.

    FLORIDA TAXES (FLORIDA TAX-EXEMPT FUND). Florida does not currently have an income tax for individuals, and therefore individual shareholders of the Florida Tax-Exempt Fund will not be subject to any Florida income tax on amounts received from the Fund. However, Florida does impose an income tax on certain corporations, so that such amounts may be taxable to corporate shareholders.

    Florida also imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last one mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000.

    Obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government, certain U.S. Government agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands), as well as cash, are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Tax-Exempt Fund consists solely of such exempt assets, then that Fund's shares will be entirely exempt from the Florida intangibles tax payable in the following year.

    The Florida Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for total exemption from the Florida intangibles tax. In order to take advantage of this exemption, the Fund may sell non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

Measuring Performance

    - Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote performance in advertisements or shareholder communications. The performance for each class of shares of a Fund will be calculated separately from the performance of the Fund's other classes of shares.

UNDERSTANDING PERFORMANCE MEASURES:

    - Total return for each Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

    - Yields for the Funds are calculated on a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and analyzing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

    - Tax-equivalent yield for the Florida Tax-Exempt Fund shows the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. The Fund's "tax-equivalent yield" will always be higher than its "yield."

PERFORMANCE COMPARISONS:

    The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

    Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

    The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for the Funds may be compared to indices such as the Dow Jones Industrial Average, the S&P 500, the Lehman Brothers Bond Indices, the Merrill Lynch Bond Indices, the Wilshire 5000 Equity Indices or the Consumer Price Index.

    The performance of the International Equity Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.

OTHER PERFORMANCE INFORMATION -- EQUITY, SMALL CAPITALIZATION, MANAGED BOND AND SHORT-TERM FIXED INCOME FUNDS ONLY:

    The Equity, Small Capitalization, Managed Bond and Short-Term Fixed Income Funds commenced their initial investment operations in connection with the transfer of assets from common trust funds managed by the Adviser for employee benefit plan accounts. Set forth below is certain performance information relating to those common trust funds before the Equity, Small Capitalization, Managed Bond and Short-Term Fixed Income Funds registered as investment companies with the SEC, together with the performance information of these Funds since their commencement of operations. These common trust funds were operated using substantially the same investment objectives, policies, restrictions and methodologies as in the corresponding Funds. During that time the common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the Act. If the common trust funds had been registered under the 1940 Act, the common trust funds' performance might have been adversely affected. Because the common trust funds did not charge any expenses, their performance has been adjusted as stated below to reflect the Funds' estimated expenses at the time of their inception. The following performance information is not necessarily indicative of the future performance of the Funds. Because each Fund is actively managed, its investments vary from time to time and are not identical to the past portfolio investments of its predecessor common trust fund. Each Fund's performance fluctuates so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                         FOR THE PERIODS ENDED NOVEMBER 30, 1996
                                                                        ------------------------------------------
                                                                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                                        ---------  ---------  ---------  ---------
Equity Fund(1)........................................................     23.33%     17.69%     14.21%     12.21%
Small Capitalization Fund(2)..........................................     14.49%     15.63%     19.51%     13.08%*
Managed Bond Fund(3)..................................................      5.96%      6.73%      8.33%      9.10%**
Short-Term Fixed Income Fund(4).......................................      5.47%      5.40%      5.90%      7.19%
                                                                        ---------  ---------  ---------  ---------

------------------------
(1)The above information for the periods prior to inception of the Equity Fund (6/28/91) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.49% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Equity Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Retail Shares of the Fund for the period from June 28, 1991 to March 1, 1994 and of Institutional Shares of the Fund thereafter. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(2)The above information for the periods prior to inception of the Small Capitalization Fund (1/4/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 1.35% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Small Capitalization Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(3)The above information for the periods prior to inception of the Managed Bond Fund (4/11/94) is the annual total return for the periods indicated of the predecessor common trust fund, assuming the reinvestment of all net investment income and capital gains and taking into account expenses of 0.27% of average daily net assets, which was the expected expense ratio of Institutional Shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Managed Bond Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

(4)The above information for the periods prior to inception of the Short-Term Fixed Income Fund (4/11/94) is the average annual total return for the periods indicated of the predecessor common trust fund, assuming reinvestment of all net investment income and capital gains and taking into account expenses of 0.28% of average daily net assets, which was the expected expense ratio of shares of the Fund at the time of its inception. The average annual total returns for the periods subsequent to the inception of the Short-Term Fixed Income Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of Institutional Shares of the Fund. During the periods shown fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements the Fund's performance would have been lower.

 *Since inception of common trust fund: 12/31/86.

**Since inception of common trust fund: 4/30/87.

OTHER PERFORMANCE INFORMATION -- INTERNATIONAL EQUITY FUND ONLY:

    For the one year period ended December 31, 1996 and for the period from commencement of operations (December 27, 1995) through December 31, 1996, the average annual total returns for Institutional Shares of the International Equity Fund were 15.35% and 14.47%, respectively. These total returns assume the reinvestment of all dividends and capital gains and reflect fee waivers and expense reimbursements in effect. Without these waivers and reimbursements the Fund's performance would have been lower. Of course, performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. For more information in performance see "Additional Information on Performance Calculations" in the Statement of Additional Information.

    Set forth below is certain performance information provided by Brandes Investment Partners, L.P., Sub-Adviser for the International Equity Fund, relating to historical performance of a composite of international equity accounts of clients of the Sub-Adviser. The international equity accounts had the same investment objective as the International Equity Fund and were managed by the same team that manages the International Equity Fund's securities, using substantially similar, though not identical, investment strategies, policies and techniques as those contemplated for use by the Fund. This information is provided to illustrate the past performance of Brandes in managing similar accounts as measured against the Morgan Stanley Capital International ("MSCI") EAFE Index, a standard international equity investment benchmark. The accounts that are included in the Brandes' composite are not subject to the same types of expenses and liquidity requirements to which the International Equity Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Equity Fund by the 1940 Act or the Code. Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies. The composite performance information shown below does not represent the performance of the International Equity Fund. You should not consider this past performance as an indication of future performance of the International Equity Fund or of the Sub-Adviser.

                                                                       FOR PERIODS ENDED DECEMBER 31, 1996
                                                               ---------------------------------------------------
                                                                                                        SINCE
                                                                                                      INCEPTION
                                                               ONE YEAR   THREE YEARS  FIVE YEARS      (7/1/90)
                                                               ---------  -----------  -----------  --------------
Annualized Total Return*.....................................     16.01%       8.58%       13.90%         16.16%
MSCI EAFE**..................................................      6.05%       8.32%        8.15%          5.90%

------------------------
 *The net annual returns presented above for the Brandes' composite were calculated on a time-weighted and asset-weighted total return basis, including investment of all dividends and interest on a cash basis, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs and any applicable foreign withholding taxes and custodian fees, without provision for federal and state income taxes, if any. Brandes' composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning 7/1/90, other than wrap fee accounts. The weighted-average management fee during the period from 7/1/90 through 12/31/96 was 0.96% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance returns. Starting with calendar year 1992 through calendar year 1995, the net annual total returns for the Brandes International Equity composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1996 is not completed as of the date of this prospectus. Copies of the auditors' reports and a complete list and description of Brandes' composites are available on request. The results for individual accounts and for different periods may vary. Investors should not rely on prior performance results as a reliable indication of future results.

**The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.

                              -------------------

SPECIAL INFORMATION FOR INVESTORS IN THE FLORIDA TAX-EXEMPT FUND:

    You may find it particularly useful to compare the tax-free yield of the Florida Tax-Exempt Fund to the equivalent yield from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

    The following table illustrates the differences between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations. (The federal tax brackets and rates below are those currently available for 1997.)

           TAXABLE INCOME                                                         TAX EXEMPT YIELD
------------------------------------             ----------------------------------------------------------------------------------
     SINGLE              JOINT        FEDERAL    4.00%    4.50%    5.00%    5.50%    6.00%     6.50%     7.00%     7.50%     8.00%
     RETURN             RETURN        BRACKET                                 EQUIVALENT TAXABLE YIELD
                                                 ----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Not over $24,000   Not over $40,100    15.000%   4.71%    5.29%    5.88%    6.47%    7.06%     7.65%     8.24%     8.82%     9.41%
24,001 - 58,150    40,101 - 96,900     28.000%   5.56%    6.25%    6.94%    7.64%    8.33%     9.03%     9.72%    10.42%    11.11%
58,151 - 121,300   96,901 - 147,700    31.000%   5.80%    6.52%    7.25%    7.97%    8.70%     9.42%    10.14%    10.87%    11.59%
121,301 - 263,750  147,701 - 263,750   36.000%   6.25%    7.03%    7.81%    8.59%    9.38%    10.16%    10.94%    11.72%    12.50%
Over 263,750       Over 263,750        39.600%   6.62%    7.45%    8.28%    9.11%    9.93%    10.76%    11.59%    12.42%    13.25%

    These yields are for illustrative purposes only. The tax brackets do not take into account the effect of reductions in the deductibility of itemized deductions for taxpayers with adjusted gross income over $118,000 or the possible effect of the federal alternative minimum tax. Additionally, effective brackets and equivalent taxable yields could be higher than those shown. The brackets do not take into consideration the Florida intangibles tax, and equivalent taxable yields would actually be greater than those shown when compared to a taxable security which is also subject to the Florida intangibles tax.
    Performance quotations will fluctuate and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett and other Institutions may charge directly to their Customers in connection with an investment in the Funds will not be included in the Funds' performance quotations.

    Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 35.
                              -------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             TABLE OF CONTENTS
                                                                    PAGE
                                                                  ---------
SUMMARY OF EXPENSES AND FINANCIAL INFORMATION...................          3
  Expenses......................................................          3
  Financial Highlights..........................................          5
INVESTMENT PRINCIPLES AND POLICIES..............................         15
PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS..............         21
INVESTING IN EMERALD FUNDS......................................         35
  Your Money Manager............................................         35
  Purchase of Shares............................................         35
  Redemption of Shares..........................................         37
  Dividends and Distributions...................................         38
  Explanation of Sales Price....................................         39
  Exchange Privilege............................................         39
  Other Service Providers.......................................         39
THE EMERALD FAMILY OF FUNDS.....................................         40
THE BUSINESS OF THE FUNDS.......................................         41
  Fund Management...............................................         41
  Tax Implications..............................................         45
  Measuring Performance.........................................         47

EMD-160
EM PC 497 PRO

                                  EMERALD FUNDS
  (Treasury Advantage Institutional Fund (formerly the Treasury Trust Fund) and Prime Advantage Institutional Fund (formerly the Prime Trust Fund))

                                    FORM N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933


Form N-1A Item Number                        Prospectus Heading/Location
---------------------                        ---------------------------

1.   Cover Page . . . . . . . . . . . .      Cover Page

2.   Synopsis . . . . . . . . . . . . .      Summary of Expenses and Financial
                                             Information - Expenses

3.   Condensed Financial                     Summary of Expenses and Financial
       Information  . . . . . . . . . .      Information - Financial Highlights;
                                             The Business of the Funds -
                                             Measuring Performance

4.   General Description of                  Cover Page; Risk Factors,
       Registrant . . . . . . . . . . .      Investment Principles and Policies;
                                             Your Emerald Fund Account - The
                                             Emerald Family of Funds;

5.   Management of the                       Investing in Emerald Funds - Your
       Fund . . . . . . . . . . . . . .      Money Manager; Investing in Emerald
                                             Funds - Other Service Providers;
                                             The Business of the Funds - Fund
                                             Management

5A.  Management's Discussion                 Summary of Expenses and Financial
       of Fund Performance  . . . . . .      Information - Financial Highlights

6.   Capital Stock and Other                 Your Emerald Fund Account - The
       Securities . . . . . . . . . . .      Emerald Family of Funds; Investing
                                             in Emerald Funds - If You Have
                                             Questions; Investing in Emerald
                                             Funds - How to Buy Shares;
                                             Investing

Form N-1A Item Number                        Prospectus Heading/Location
---------------------                        ---------------------------

                                             in Emerald Funds - How to
                                             Sell Shares;  Investing in Emerald
                                             Funds - Transaction Rules;
                                             Investing in Emerald Funds -
                                             Getting Your Investment Started;
                                             Your Emerald Fund Account -
                                             Dividends and Distributions; The
                                             Business of the Funds - Tax
                                             Implications; Risk Factors,
                                             Investment Principles and Policies

7.   Purchase of Securities                  Investing in Emerald Funds -
       Being Offered  . . . . . . . . .      Getting Your Investment Started;
                                             Investing in Emerald Funds - How to
                                             Buy Shares; Investing in Emerald
                                             Funds - Transaction Rules;  Your
                                             Emerald Fund Account - Distribution
                                             and Service Arrangements; Your
                                             Emerald Fund Account - Shareholder
                                             Services;

8.    Redemption or                          Investing in Emerald Funds - How to
        Repurchase  . . . . . . . . . .      Sell Shares;  Investing in Emerald
                                             Funds - Transaction Rules

9.   Pending Legal
       Proceedings  . . . . . . . . . .      Not applicable (All Portfolios)

                                  EMERALD FUNDS
                                  (the "Trust")

                     Prime Advantage Institutional Fund and
                      Treasury Advantage Institutional Fund
                                  (the "Funds")


                        Supplement dated _________, 1998
                        to Prospectus dated April 1, 1997



     This Supplement to the Prospectus supersedes and replaces all existing supplements to the Prospectus. This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

                            *     *     *     *     *

(1) On January 9, 1998, Barnett Banks, Inc. was merged into a wholly-owned subsidiary of NationsBank Corporation ("NationsBank"). As a result of the merger, Barnett Capital Advisors, Inc. ("Barnett"), the Trust's investment adviser, became a wholly-owned subsidiary of NationsBank. Pursuant to an order of the Securities and Exchange Commission, the Trust has entered into a new investment advisory agreement with Barnett with respect to the Funds dated as of January 9, 1998. The new investment advisory agreement has the same terms and fee rates as the previous investment advisory agreement which was automatically terminated. A meeting of shareholders of the Funds will be held on or before May 9, 1998 to vote on the Trust's new investment advisory agreement with Barnett.

     The Board of Trustees of the Trust is also considering a proposed reorganization of the Trust with Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves (collectively, "Nations Funds"), three investment companies that are part of the Nations Family of Funds. If approved by the Board of Trustees, it is expected that the proposed reorganization will also be submitted to a vote of the shareholders of the Trust on or before May 9, 1998. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's portfolios, including the Funds, will be transferred to similar portfolios in the Nations Funds family, and the shareholders of the Trust's portfolios, including the shareholders of the Funds, will become shareholders of Nations Funds. Pursuant to Nations Funds' current reorganization proposal, if approved, each Fund described in this Prospectus would reorganize into the corresponding Nations Funds portfolio indicated below:


Emerald Fund                                 Corresponding Nations Fund
------------                                 --------------------------

Prime Advantage Institutional Fund           Money Market Reserves
Treasury Advantage Institutional Fund        Treasury Reserves

                            *     *     *     *     *

(2) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Expenses" on page 2 of the Prospectus:

Expenses

     Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general fund administration, accounting and other services.

     Below is information regarding the Funds' operating expenses for shares of the Treasury Advantage Institutional and Prime Advantage Institutional Funds. Examples based on this information are also provided.

Annual Fund Operating Expenses                     Treasury Advantage      Prime Advantage
  After Expense Reimbursements                     Institutional Fund    Institutional Fund
                                                  --------------------   ------------------
     (as a percentage of average net assets)
Advisory Fees  . . . . . . . . . . . . . . . . . .              %                   %
12b-1 Fees     . . . . . . . . . . . . . . . . . .              %                   %
Shareholder Service Fees . . . . . . . . . . . . .              %                   %
All Other Expenses (After Expense Reimbursements).              %                   %
                                                            -----               -----
Total Fund Operating Expenses (After Expense
  Reimbursements). . . . . . . . . . . . . . . . .              %                   %
                                                            -----               -----
                                                            -----               -----

Example: Let's say, hypothetically, that the annual net return on each Fund is 5%, and that the Funds' operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                 1     3      5     10
                                               Year  Years  Years  Years
                                               ----  -----  -----  -----

Treasury Advantage Institutional Fund          $     $      $      $
Prime Advantage Institutional Fund             $     $      $      $

------------

The example shown above should not be considered a representation of past or future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.

     This expense information is provided to help you understand the expenses you would bear indirectly as a shareholder of one of the Funds. The operating expenses for the Funds reflect the fees and operating expenses incurred by the Funds during the last fiscal year. Without voluntary expense reimbursements, "All Other Expenses" of the Treasury Advantage Institutional and Prime Advantage Institutional Funds would have been .__% and .__%, respectively, and "Total Operating Expenses" would have been .__% and .__%, respectively.

See "Management of Emerald Funds" in this Prospectus and the financial statements and related notes in the Statement of Additional Information for a further description of the Funds operating expenses. You should note that any fees that are charged by Barnett Bank, N.A., its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above.

                              *     *     *     *     *

(3) The following information replaces the section entitled "SUMMARY OF EXPENSES AND FINANCIAL INFORMATION -- Financial Highlights" on pages 3 and 4 of the Prospectus:

Financial Highlights

The Financial Highlights below for the fiscal year ended November 30, 1997 have been audited by [_____________________], the Funds' independent accountants, whose unqualified report on the financial statements containing such information is [___________________________] into the Statement of Additional Information (which can be obtained free of charge by calling 800/637-3759). the Financial Highlights below for the fiscal year ended November 30, 1996 and prior periods were audited by the Funds' former independent accountants. the Financial Highlights should be read along with the financial statements and related notes. further information about each Fund's performance is contained in that Fund's Annual Report to shareholders for the fiscal year ended November 30, 1997, which may be obtained without charge from the distributor. during the periods shown, the funds received sub-advisory services from companies that were not affiliated with the adviser. on December 1, 1996, the adviser assumed responsibility for the services previously provided by these sub-advisers.

Financial Highlights

     Financial highlights for a Share of the Treasury Advantage Institutional Fund outstanding throughout each of the periods indicated.

                                                                             Year Ended
                                              ------------------------------------------------------------------------
                                              November 30,   November 30,   November 30,   November 30,   November 30,
                                                  1997           1996           1995           1994           1993
                                              ------------   ------------   ------------   ------------   ------------
 Net asset value, beginning of period. . . .                  $ 1.0000       $ 1.0015       $ 0.9999       $ 0.9999
                                                              --------       --------       --------       --------
 Income from investment operations:
   Net investment income . . . . . . . . . .                    0.0501         0.0551       $ 0.0367         0.0292
   Net realized gains (losses) on
     securities. . . . . . . . . . . . . . .                   (0.0004)       (0.0006)        0.0016         0.0000
                                                              --------       --------       --------       --------
 Total income from investment operations . .                    0.0497         0.0545         0.0383         0.0292
                                                              --------       --------       --------       --------

 Less dividends and distributions:
   Dividends from net investment income. . .                   (0.0501)       (0.0551)       (0.0367)       (0.0292)

 Distributions from net realized
   gains on securities . . . . . . . . . . .                   (0.0000)       (0.0009)       (0.0000)       (0.0000)
                                                              --------       --------       --------       --------

 Total dividends and distributions . . . . .                   (0.0501)       (0.0560)       (0.0367)       (0.0292)
                                                              --------       --------       --------       --------
 Net change in net asset value . . . . . . .                   (0.0004)       (0.0015)        0.0016         0.0000
                                                              --------       --------       --------       --------

 Net asset value, end of period. . . . . . .                  $ 0.9996       $ 1.0000       $ 1.0015       $ 0.9999
                                                              --------       --------       --------       --------
                                                              --------       --------       --------       --------

 Total return. . . . . . . . . . . . .. . . .                     5.13%          5.74%          3.73%          2.96%
 Ratios/supplemental data:

   Net assets, end of period
   (000s). . . . . . . . . . . . . . . . . .                  $146,859       $132,850       $126,771       $166,410

   Ratio of expenses to average
     net assets. . . . . . . . . . . . . . .                      0.37%          0.40%          0.40%          0.40%
   Ratio of net investment income to
     average net assets. . . . . . . . . . .                      5.00%          5.54%          3.61%          2.92%
   Ratio of expenses to average
     net assets**. . . . . . . . . . . . . .                      0.37%          0.45%          0.44%          0.42%
   Ratio of net investment income
     to average net assets** . . . . . . . .                      5.00%          5.50%          3.57%          2.90%

                                                                    Year Ended
                                              ------------------------------------------   Period Ended
                                              November 30,   November 30,   November 30,   November 30,
                                                  1992           1991           1990           1989*
                                              ------------   ------------   ------------   ------------
 Net asset value, beginning of period. . . .   $ 1.0000       $ 1.0000       $ 1.0000       $ 1.0000
                                               --------       --------       --------       --------
 Income from investment operations:
 Net investment income . . . . . . . . . . .     0.0367         0.0598         0.0777         0.0849
   Net realized gains (losses) on
     securities. . . . . . . . . . . . . . .    (0.0001)       (0.0000)        0.0000         0.0000
                                               --------       --------       --------       --------
 Total income from investment operations . .     0.0366         0.0598         0.0777         0.0849
                                               --------       --------       --------       --------

 Less dividends and distributions:
   Dividends from net investment income. . .    (0.0367)       (0.0598)       (0.0777)       (0.0849)

 Distributions from net realized
   gains on securities . . . . . . . . . . .    (0.0000)       (0.0000)       (0.0000)       (0.0000)
                                               --------       --------       --------       --------

 Total dividends and distributions . . . . .    (0.0367)       (0.0598)       (0.0777)       (0.0849)
                                               --------       --------       --------       --------
 Net change in net asset value . . . . . . .    (0.0001)        0.0000         0.0000         0.0000
                                               --------       --------       --------       --------

 Net asset value, end of period. . . . . . .   $ 0.9999       $ 1.0000       $ 1.0000       $ 1.0000
                                               --------       --------       --------       --------
                                               --------       --------       --------       --------

 Total return. . . . . . . . . . . . . . . .       3.74%          6.15%          8.05%          8.83%++
 Ratios/supplemental data:

   Net assets, end of period
   (000s). . . . . . . . . . . . . . . . . .   $183,072       $184,420       $215,948       $236,411

   Ratio of expenses to average
     net assets. . . . . . . . . . . . . . .       0.40%          0.39%          0.38%          0.39%+
   Ratio of net investment income to
     average net assets. . . . . . . . . . .       3.72%          6.00%          7.77%          8.63%+
   Ratio of expenses to average
     net assets**. . . . . . . . . . . . . .         (a)          0.39%          0.39%          0.04%+
   Ratio of net investment income
     to average net assets** . . . . . . . .         (a)          6.00%          7.76%          8.59%+

-------------------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  There were no waivers or reimbursements during the period.
+    Annualized.
++   Not Annualized.

Financial Highlights

Financial highlights for a Share of the Prime Advantage Institutional Fund outstanding throughout each of the periods indicated.

                                                                                                         Year Ended
                                                    ------------------------------------------------------------------------
                                                    November 30,   November 30,   November 30,   November 30,   November 30,
                                                        1997           1996           1995           1994           1993
                                                    ------------   ------------   ------------   ------------   ------------
 Net asset value, beginning of period. . . . . . .                   $ 0.9999       $ 0.9999       $ 1.0000       $ 1.0017
                                                                     --------       --------       --------       --------
 Income from investment operations:
   Net investment income . . . . . . . . . . . . .                     0.0516         0.0561       $ 0.0377         0.0304
   Net realized gains (losses) on
     securities. . . . . . . . . . . . . . . . . .                     0.0000         0.0000        (0.0038)        0.0005***
                                                                     --------       --------       --------       --------

 Total income from investment operations . . . . .                     0.0516         0.0561         0.0339         0.0309
                                                                     --------       --------       --------       --------

 Less dividends and distributions:
   Dividends from net investment
     income. . . . . . . . . . . . . . . . . . . .                    (0.0516)       (0.0561)       (0.0377)       (0.0304)

   Distributions from net realized gains on
     securities. . . . . . . . . . . . . . . . . .                    (0.0000)       (0.0000)       (0.0000)       (0.0022)
                                                                     --------       --------       --------       --------
 Total dividends and distributions . . . . . . . .                    (0.0516)       (0.0561)       (0.0377)       (0.0326)
                                                                     --------       --------       --------       --------
 Increase due to voluntary capital
   contribution from sub-adviser . . . . . . . . .                     0.0000         0.0000         0.0377         0.0000
                                                                     --------       --------       --------       --------

 Net change in net asset value . . . . . . . . . .                     0.0000         0.0000        (0.0001)       (0.0017)
                                                                     --------       --------       --------       --------
 Net asset value, end of period. . . . . . . . . .                   $ 0.9999       $ 0.9999       $ 0.9999       $ 1.0000
                                                                     --------       --------       --------       --------
                                                                     --------       --------       --------       --------

 Total return. . . . . . . . . . . . . . . . . . .                       5.29%          5.76%          3.83%          3.31%
 Ratios/supplemental data:

   Net assets, end of period
     (000s). . . . . . . . . . . . . . . . . . . .                   $133,044       $131,089       $131,758       $111,769

   Ratio of expenses to average
     net assets. . . . . . . . . . . . . . . . . .                       0.35%          0.40           0.40%          0.40%
   Ratio of net investment income to
     average net assets. . . . . . . . . . . . . .                       5.16%          5.60%          3.80%          3.03%
   Ratio of expenses to average
     net assets**. . . . . . . . . . . . . . . . .                       0.35%          0.46%          0.44%          0.44%
   Ratio of net investment income to
     average net assets**. . . . . . . . . . . . .                       5.16%          5.54%          3.76%          3.00%

                                                                          Year Ended
                                                    ------------------------------------------   Period Ended
                                                    November 30,   November 30,   November 30,   November 30,
                                                        1992           1991           1990           1989*
                                                    ------------   ------------   ------------   ------------
 Net asset value, beginning of period. . . . . . .   $ 1.0000        $ 1.0000       $ 1.0000       $ 1.0000
                                                     --------        --------       --------       --------
 Income from investment operations:
   Net investment income . . . . . . . . . . . . .     0.0392          0.0637         0.0800         0.0888
   Net realized gains (losses) on
     securities. . . . . . . . . . . . . . . . . .     0.0017          0.0000         0.0000         0.0000
                                                     --------        --------       --------       --------

 Total income from investment operations . . . . .     0.0409          0.0637         0.0800         0.0888
                                                     --------        --------       --------       --------

 Less dividends and distributions:
   Dividends from net investment
     income. . . . . . . . . . . . . . . . . . . .    (0.0392)        (0.0637)       (0.0800)       (0.0888)

   Distributions from net realized gains on
     securities. . . . . . . . . . . . . . . . . .    (0.0000)        (0.0000)       (0.0000)       (0.0000)
                                                     --------        --------       --------       --------
 Total dividends and distributions . . . . . . . .    (0.0392)        (0.0637)       (0.0800)       (0.0888)
                                                     --------        --------       --------       --------
 Increase due to voluntary capital
   contribution from sub-adviser . . . . . . . . .     0.0000          0.0000         0.0000         0.0000
                                                     --------        --------       --------       --------

 Net change in net asset value . . . . . . . . . .     0.0017          0.0000         0.0000         0.0000
                                                     --------        --------       --------       --------
 Net asset value, end of period. . . . . . . . . .   $ 1.0017        $ 1.0000       $ 1.0000       $ 1.0000
                                                     --------        --------       --------       --------
                                                     --------        --------       --------       --------

 Total return. . . . . . . . . . . . . . . . . . .       4.00%           6.56%          8.31%          9.25%++
 Ratios/supplemental data:

   Net assets, end of period
     (000s). . . . . . . . . . . . . . . . . . . .    $99,192        $ 89,777       $ 78,363       $ 70,298

   Ratio of expenses to average
     net assets. . . . . . . . . . . . . . . . . .       0.40%           0.40%          0.38%          0.36%+
   Ratio of net investment income to
     average net assets. . . . . . . . . . . . . .       3.89%           6.34%          8.00%          8.99%+
   Ratio of expenses to average
     net assets**. . . . . . . . . . . . . . . . .       0.46%           0.46%          0.47%          0.54%+
   Ratio of net investment income to
     average net assets**. . . . . . . . . . . . .       3.83%           6.28%          7.91%          8.81%

-----------------------------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
*** Net realized gain per share is the direct result of a decrease in outstanding shares between 11/30/92 and the date of the gain distribution.
+    Annualized.
++   Not Annualized.

                            *     *     *     *     *

(4) The address on page 15 of the Prospectus to which shareholders are directed to send written elections to receive dividend and distribution payments in cash has been changed to:

     Emerald Funds
     c/o BISYS Fund Services, Inc.
     P.O. Box 182697
     Columbus, Ohio 43218-2697

                            *     *     *     *     *

(5) The fifth sentence of the last paragraph of the section entitled "THE EMERALD FAMILY OF FUNDS" on pages 16 and 17 of the Prospectus is deleted and replaced with the following:

     As of _______________, 1998, the Adviser and its affiliates possessed on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds.

                            *     *     *     *     *

(6) The first bullet point of the second paragraph of the section entitled "THE BUSINESS OF THE FUNDS" on page 17 of the Prospectus is deleted and replaced with the following:

     Marshall M. Criser, Chairman of the Board, is Of Counsel of the law firm of McGuire, Woods, Battle & Boothe LLP.

                            *     *     *     *     *

(7) The address on page 18 of the Prospectus for BISYS Fund Services, Inc., the Trust's transfer and dividend paying agent, has been changed to the following:
3435 Stelzer Road, Columbus, Ohio 43219-3035.

                            *     *     *     *     *

(8) The first paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Fund Management - Adviser on page 18 of the Prospectus is deleted and replaced with the following:

     The Adviser is an indirect wholly-owned subsidiary of NationsBank Corporation.

                            *     *     *     *     *

(9) The third sentence of the second paragraph of the section entitled "THE BUSINESS OF THE FUNDS - Fund Management - Adviser" on page 18 of the Prospectus is deleted and replaced with the following:

     For the fiscal year ended November 30, 1997, the Adviser received fees, after waivers, at the effective annual rates of .___% and .___% of the average daily net assets of the Prime Advantage Institutional Fund and Treasury Advantage Institutional Fund, respectively.

                            *     *     *     *     *

(10) The third paragraph of the section entitled "THE BUSINESS OF THE FUNDS -- Tax-Implications - Federal Taxes" on page 19 of the Prospectus is deleted and replaced with the following:

     Any distribution you receive of net long-term capital gains over net short-term capital loss will be taxed as long-term capital gain, no matter how long you have held Fund shares. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the assets the sale of which generated the capital gain.

                                 EMERALD FUNDS

              Prospectus for Treasury Advantage Institutional and
                      Prime Advantage Institutional Funds

    (Previously called the "Treasury Trust Fund" and the "Prime Trust Fund")

    This Prospectus relates to the Treasury Advantage Institutional and Prime Advantage Institutional Funds (the "Funds"), two separate short-term money market funds that are designed to meet the cash management needs of qualified institutional investors. Each of the Funds seeks to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value.

    Barnett Capital Advisors, Inc. (the "Adviser") serves as the Funds' investment adviser. The Funds' shares are sold by Emerald Asset Management, Inc. without any purchase or redemption charge imposed by the Funds, although Barnett Bank, N.A. and other institutions may charge their customer accounts for services provided in connection with investments in the Funds.

    This Prospectus describes concisely the information about the Funds that you should consider before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information dated April 1, 1997 that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 1-800-637-3759, and is incorporated by reference into (considered a part of) the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANK, N.A. OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE EACH FUND ATTEMPTS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT CAPITAL ADVISORS, INC. SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUNDS' DISTRIBUTOR.

                                 April 1, 1997

                 SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

    ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general fund administration, accounting and other services.

    Below is information regarding the Funds' operating expenses for shares of the Treasury Advantage Institutional and Prime Advantage Institutional Funds. Examples based on this information are also provided.

ANNUAL FUND OPERATING EXPENSES AFTER
EXPENSE REIMBURSEMENTS
  (as a percentage of average net         TREASURY ADVANTAGE    PRIME ADVANTAGE
assets)                                   INSTITUTIONAL FUND   INSTITUTIONAL FUND
                                          ------------------   ------------------
Advisory Fees...........................      0.10%                0.10%
12b-1 Fees..............................      0.00%                0.00%
Shareholder Service Fees................      0.00%                0.00%
All Other Expenses (After Expense
 Reimbursements)........................      0.10%                0.10%
                                             ------               ------
Total Fund Operating Expenses (After
 Expense Reimbursements)................      0.20%                0.20%
                                             ------               ------
                                             ------               ------

EXAMPLE: Let's say, hypothetically, that the annual net return on each Fund is 5%, and that the Funds' operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                            1       3       5      10
                                          YEAR    YEARS   YEARS   YEARS
                                          -----   -----   -----   -----
Treasury Advantage Institutional Fund...  $  2    $  6    $ 11    $ 26
Prime Advantage Institutional Fund......  $  2    $  6    $ 11    $ 26

------------

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

    This expense information is provided to help you understand the expenses you would bear indirectly as a shareholder of one of the Funds. The operating expenses for the Funds have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year. Without voluntary expense reimbursements that are expected to be in effect during the current fiscal year, "All Other Expenses" of the Treasury Advantage Institutional and Prime Advantage Institutional Funds would be .22% and .23%, respectively, and "Total Operating Expenses" would be .32% and .33%, respectively.

    See "Management of Emerald Funds" in this Prospectus and the financial statements and related notes in the Statement of Additional Information for a further description of the Funds' operating expenses. You should note that any fees that are charged by Barnett Bank, N.A., its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above.

FINANCIAL HIGHLIGHTS

    EXCEPT AS NOTED BELOW, THE FOLLOWING FINANCIAL HIGHLIGHTS HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, EMERALD FUNDS' INDEPENDENT ACCOUNTANTS FOR THE FISCAL PERIODS SHOWN, WHOSE UNQUALIFIED REPORT ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR EACH OF THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1996 IS INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/637-3759). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THE FUNDS' ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR. DURING THE PERIODS SHOWN, THE FUNDS RECEIVED SUB-ADVISORY SERVICES FROM COMPANIES THAT WERE NOT AFFILIATED WITH THE ADVISER. ON DECEMBER 1, 1996, THE ADVISER ASSUMED RESPONSIBILITY FOR THE SERVICES PREVIOUSLY PROVIDED BY THESE SUB-ADVISERS.

    Financial highlights for a Share of the TREASURY ADVANTAGE INSTITUTIONAL FUND outstanding throughout each of the periods indicated.

                                                                         YEAR ENDED
                           ------------------------------------------------------------------------------------------------------
                           NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                               1996           1995           1994           1993           1992           1991           1990
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 1.0000       $ 1.0015       $ 0.9999       $ 0.9999       $ 1.0000       $ 1.0000       $ 1.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Income from investment
 operations:
  Net investment
    income...............      0.0501         0.0551       $ 0.0367         0.0292         0.0367         0.0598         0.0777
  Net realized gains
    (losses) on
    securities...........     (0.0004)       (0.0006)        0.0016         0.0000        (0.0001)       (0.0000)        0.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total income from
 investment operations...      0.0497         0.0545         0.0383         0.0292         0.0366         0.0598         0.0777
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and
 distributions:
  Dividends from net
    investment income....     (0.0501)       (0.0551)       (0.0367)       (0.0292)       (0.0367)       (0.0598)       (0.0777)
  Distributions from net
    realized gains on
    securities...........     (0.0000)       (0.0009)       (0.0000)       (0.0000)       (0.0000)       (0.0000)       (0.0000)
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
 distributions...........     (0.0501)       (0.0560)       (0.0367)       (0.0292)       (0.0367)       (0.0598)       (0.0777)
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net change in net asset
 value...................     (0.0004)       (0.0015)        0.0016         0.0000        (0.0001)        0.0000         0.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF
 PERIOD..................    $ 0.9996       $ 1.0000       $ 1.0015       $ 0.9999       $ 0.9999       $ 1.0000       $ 1.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total return.............        5.13%          5.74%          3.73%          2.96%          3.74%          6.15%          8.05%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000s)........    $146,859       $132,850       $126,771       $166,410       $183,072       $184,420       $215,948
  Ratio of expenses to
    average net assets...        0.37%          0.40%          0.40%          0.40%          0.40%          0.39%          0.38%
  Ratio of net investment
    income to average net
    assets...............        5.00%          5.54%          3.61%          2.92%          3.72%          6.00%          7.77%
  Ratio of expenses to
    average net
    assets**.............        0.37%          0.45%          0.44%          0.42%            (a)          0.39%          0.39%
  Ratio of net investment
    income to average net
    assets**.............        5.00%          5.50%          3.57%          2.90%            (a)          6.00%          7.76%


                           PERIOD ENDED
                           NOVEMBER 30,
                              1989*
                           ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 1.0000
                           ------------
Income from investment
 operations:
  Net investment
    income...............      0.0849
  Net realized gains
    (losses) on
    securities...........      0.0000
                           ------------
Total income from
 investment operations...      0.0849
                           ------------
Less dividends and
 distributions:
  Dividends from net
    investment income....     (0.0849)
  Distributions from net
    realized gains on
    securities...........     (0.0000)
                           ------------
Total dividends and
 distributions...........     (0.0849)
                           ------------
Net change in net asset
 value...................      0.0000
                           ------------
NET ASSET VALUE, END OF
 PERIOD..................    $ 1.0000
                           ------------
                           ------------
Total return.............        8.83%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000s)........    $236,411
  Ratio of expenses to
    average net assets...        0.39%+
  Ratio of net investment
    income to average net
    assets...............        8.63%+
  Ratio of expenses to
    average net
    assets**.............        0.04%+
  Ratio of net investment
    income to average net
    assets**.............        8.59%+

-----------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) There were no waivers or reimbursements during the period.

+   Annualized.

++  Not Annualized.

FINANCIAL HIGHLIGHTS

    Financial highlights for a Share of PRIME ADVANTAGE INSTITUTIONAL FUND outstanding throughout each of the periods indicated.

                                                                         YEAR ENDED
                           ------------------------------------------------------------------------------------------------------
                           NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                               1996           1995           1994           1993           1992           1991           1990
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 0.9999       $ 0.9999       $ 1.0000       $ 1.0017       $ 1.0000       $ 1.0000       $ 1.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Income from investment
 operations:
  Net investment
    income...............      0.0516         0.0561       $ 0.0377         0.0304         0.0392         0.0637         0.0800
  Net realized gains
    (losses) on
    securities...........      0.0000         0.0000        (0.0038)        0.0005***      0.0017         0.0000         0.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total income from
 investment operations...      0.0516         0.0561         0.0339         0.0309         0.0409         0.0637         0.0800
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and
 distributions:
  Dividends from net
    investment income....     (0.0516)       (0.0561)       (0.0377)       (0.0304)       (0.0392)       (0.0637)       (0.0800)
  Distributions from net
    realized gains on
    securities...........     (0.0000)       (0.0000)       (0.0000)       (0.0022)       (0.0000)       (0.0000)       (0.0000)
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
 distributions...........     (0.0516)       (0.0561)       (0.0377)       (0.0326)       (0.0392)       (0.0637)       (0.0800)
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Increase due to voluntary
 capital contribution
 from sub-adviser........      0.0000         0.0000         0.0037         0.0000         0.0000         0.0000         0.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net change in net asset
 value...................      0.0000         0.0000        (0.0001)       (0.0017)        0.0017         0.0000         0.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF
 PERIOD..................    $ 0.9999       $ 0.9999       $ 0.9999       $ 1.0000       $ 1.0017       $ 1.0000       $ 1.0000
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total return.............       5.29%          5.76%          3.83%          3.31%          4.00%          6.56%          8.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000s)........    $133,044       $131,089       $131,758       $111,769       $ 99,192       $ 89,777       $ 78,363
  Ratio of expenses to
    average net assets...        0.35%          0.40%          0.40%          0.40%          0.40%          0.40%          0.38%
  Ratio of net investment
    income to average net
    assets...............        5.16%          5.60%          3.80%          3.03%          3.89%          6.34%          8.00%
  Ratio of expenses to
    average net
    assets**.............        0.35%          0.46%          0.44%          0.44%          0.46%          0.46%          0.47%
  Ratio of net investment
    income to average net
    assets**.............        5.16%          5.54%          3.76%          3.00%          3.83%          6.28%          7.91%


                           PERIOD ENDED
                           NOVEMBER 30,
                              1989*
                           ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 1.0000
                           ------------
Income from investment
 operations:
  Net investment
    income...............      0.0888
  Net realized gains
    (losses) on
    securities...........      0.0000
                           ------------
Total income from
 investment operations...      0.0888
                           ------------
Less dividends and
 distributions:
  Dividends from net
    investment income....     (0.0888)
  Distributions from net
    realized gains on
    securities...........     (0.0000)
                           ------------
Total dividends and
 distributions...........     (0.0888)
                           ------------
Increase due to voluntary
 capital contribution
 from sub-adviser........      0.0000
                           ------------
Net change in net asset
 value...................      0.0000
                           ------------
NET ASSET VALUE, END OF
 PERIOD..................    $ 1.0000
                           ------------
                           ------------
Total return.............       9.25%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000s)........    $ 70,298
  Ratio of expenses to
    average net assets...        0.36%+
  Ratio of net investment
    income to average net
    assets...............        8.99%+
  Ratio of expenses to
    average net
    assets**.............        0.54%+
  Ratio of net investment
    income to average net
    assets**.............        8.81%+

-----------------

* For the period December 7, 1988 (commencement of operations) through November 30, 1989.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

*** Net realized gain per share is the direct result of a decrease in outstanding shares between 11/30/92 and the date of the gain distribution.

+   Annualized.

++  Not Annualized.

                       INVESTMENT PRINCIPLES AND POLICIES

    The Adviser uses a range of different investments and investment techniques in seeking to achieve each Fund's investment objective. The Adviser will use its best efforts to achieve a Fund's investment objective, although its achievement cannot be assured.

    Each Fund invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of each Fund may not exceed ninety days.

    Instruments acquired by the Funds will be "First Tier Securities" as described below. The term "First Tier Securities" has a technical definition given by the Securities and Exchange Commission ("SEC"), but generally refers to securities that, in the Adviser's view, present minimal credit risks and have the highest short-term debt rating at the time of purchase by one (if rated by only one) or more Nationally Recognized Statistical Rating Organizations ("NRSROs"). A description of applicable ratings is attached to the Statement of Additional Information as Appendix A. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of both the TREASURY ADVANTAGE INSTITUTIONAL and the PRIME ADVANTAGE INSTITUTIONAL FUNDS is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The PRIME ADVANTAGE INSTITUTIONAL FUND pursues its objective by investing in a broad range of short-term government, bank and corporate obligations. The TREASURY ADVANTAGE INSTITUTIONAL FUND seeks to achieve its objective by investing in obligations that the U.S. Treasury has issued or to which the U.S. Government has pledged its full faith and credit to guarantee the payment of principal and interest. You should note, however, that shares of the TREASURY ADVANTAGE INSTITUTIONAL FUND are not themselves issued or guaranteed by the U.S. Treasury or any of its agencies. U.S. Treasury obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury. It is the TREASURY ADVANTAGE INSTITUTIONAL FUND'S policy that under normal conditions it will invest 65% or more of its total assets in U.S. Treasury obligations and repurchase agreements for which such obligations serve as collateral.

    In accordance with the current rules of the Securities and Exchange Commission, the PRIME ADVANTAGE INSTITUTIONAL FUND intends to limit its purchases in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days. Securities subject to certain unconditional demand features are subject to different diversification requirements.

PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS

    U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. The TREASURY ADVANTAGE INSTITUTIONAL FUND may invest in U.S. Treasury obligations as described above. The PRIME ADVANTAGE INSTITUTIONAL FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities or in money market instruments, including bank obligations and commercial paper. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government will provide support to a U.S. Government-sponsored entity if it is not required to do so by law. Some of these securities may have a variable or floating interest rate.

    ASSET-BACKED SECURITIES. The PRIME ADVANTAGE INSTITUTIONAL FUND may invest in asset-backed securities (I.E., securities backed by mortgages, installment sale contracts, credit card receivables or other assets). The average life of an asset-backed instrument varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of failing interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent the Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of any premiums paid.

    Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit, or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose the Fund to more volatility and interest rate risk than other types of asset-backed obligations.

    MUNICIPAL OBLIGATIONS. The PRIME ADVANTAGE INSTITUTIONAL FUND may also invest in municipal obligations. These securities may be advantageous for the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the Fund can purchase. Dividends paid by the Fund that come from interest on municipal obligations will be taxable to shareholders.

    The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

    Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

    Municipal obligations purchased by the PRIME ADVANTAGE INSTITUTIONAL FUND may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantees with respect to a municipal obligation held by the Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described below under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

    CORPORATE OBLIGATIONS. The PRIME ADVANTAGE INSTITUTIONAL FUND may purchase corporate bonds and cash equivalents that meet the Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurodollar bonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust receipts.

    Cash equivalents, such as commercial paper and other similar obligations purchased by the Fund that have an original maturity of 13 months or less, will either have short-term ratings at the time of purchase in the top category of one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by the Fund will be determined to be of comparable quality.

    BANK OBLIGATIONS. The PRIME ADVANTAGE INSTITUTIONAL FUND may purchase certificates of deposit ("CDs"), bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. The Fund may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of the Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. domestic banks for purposes of this calculation.) The Fund may also make interest-bearing savings deposits in amounts not exceeding 5% of its total assets.

    REPURCHASE AGREEMENTS. EACH FUND may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

    VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. In the case of the Treasury Advantage Institutional Fund these instruments must be issued or fully guaranteed by the U.S. Treasury but for the PRIME ADVANTAGE INSTITUTIONAL FUND investments may include variable amount master demand notes issued by private issuers, which are instruments under which the indebtedness, as well as the interest rate, varies. If rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the PRIME ADVANTAGE INSTITUTIONAL FUND must permit the Fund to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, the Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

    STRIPPED SECURITIES. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Treasury Advantage Institutional Fund's investments in these instruments will be limited to "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Treasury, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The Prime Advantage Institutional Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

    In addition, the Prime Advantage Institutional Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

    Although certain stripped securities may pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

    BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The PRIME ADVANTAGE INSTITUTIONAL FUND may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, the Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, the Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to the Fund's limitation on such investments as described below under "Managing Liquidity."

    PARTICIPATIONS AND TRUST RECEIPTS. The PRIME ADVANTAGE INSTITUTIONAL FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. The Fund intends only to purchase participations and trust receipts from an entity or syndicate, and does not intend to serve as a co-lender in any such activity. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered for speculative purposes but only in furtherance of a Fund's investment objective.

    OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations.

    Securities of other investment companies will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.

    BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When the Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value at least equal to the price a Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. In addition, each Fund may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging, and therefore, speculative. Reverse repurchase agreements involve the possible risks that the interest income earned on the investment of the proceeds will be less than the interest expense, that the market value of portfolio securities the Fund relinquishes may decline below the price a Fund must pay when the transaction closes and that the securities may not be returned to the Fund. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

    SECURITIES LENDING. EACH FUND may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets. Securities loans will be fully collateralized.

    MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund will not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICs, BICs, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper, variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

    FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments) that are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

    OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

    Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates, the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

    In addition, the PRIME ADVANTAGE INSTITUTIONAL FUND may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations for the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

    Payment on obligations held by the PRIME ADVANTAGE INSTITUTIONAL FUND may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted obligation.

FUNDAMENTAL LIMITATIONS

    The Funds' investment objectives and policies discussed above are not fundamental limitations and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, the Funds may have a different investment objective from the one it had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

    1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions).

    2. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

                              -------------------

                           INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER

    BARNETT CAPITAL ADVISORS, INC. (REFERRED TO AS THE "ADVISER") SERVES AS INVESTMENT ADVISER TO EACH FUND.

PURCHASE OF SHARES

    Shares of the Funds are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Except as noted below, shares of each Fund are sold only to Barnett Bank, N.A. and its affiliates ("Barnett") acting on their own behalf or on behalf of their customer accounts (except employee benefit plan accounts) that invest at least $1 million in a Fund. This minimum investment requirement does not apply to customer accounts that owned Fund shares on November 30, 1996. In addition, Fund shares are sold to other institutional investors that invest at least $1 million in a Fund. (These institutions, together with Barnett, are called "Institutions.") There is no minimum for subsequent purchases.

    All share purchases by customers of an Institution are effected through the customer's account at the Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent by the Funds to the particular Institution involved. Fund shares will normally be held of record by an Institution for its customers or in the name of a nominee of an Institution. Beneficial ownership of Fund shares will be recorded by an Institution for its customers and reflected in the account statements provided to customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Funds will be governed by the customers' account agreements with the Institution.

    Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. Purchases for shares of the Funds will be effected only on days on which both the New York Stock Exchange (the "Exchange") and the Funds' Custodian are open for business ("Business Day") and only when federal funds or other funds are immediately available to the Funds' transfer agent to make the purchase on the day it receives the purchase order. Additionally, on days when the Exchange and/or the Funds' Custodian close early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed that Business Day. Institutions may transmit purchase orders for either Fund by telephoning the transfer agent c/o the Distributor at 1-800-367-5905 not later than 3:00 p.m. (Eastern time) on any Business Day. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the transfer agent, the order will be cancelled. In addition, any purchase order received by the transfer agent after 3:00 p.m. (Eastern time) will not be accepted, and notice thereof will be given to the Institution placing the order. Any funds received in connection with late orders will be returned promptly.

    Each Fund observes the following holidays: New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans Day (observed), Thanksgiving Day and Christmas Day (observed).

    Purchase orders must include the investor's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt inquiry. Payment for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued to new shareholders.

    Neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

    Institutions may charge their customers certain account fees for automatic investment and other cash management services provided by them. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the particular Institution before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

REDEMPTION OF SHARES

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by Emerald Funds' transfer agent. Shares held by an Institution on behalf of its customers must be redeemed in accordance with the instructions and limitations pertaining to the customer accounts. These procedures will vary according to the type of account and Institution involved, and customers should consult their account managers in this regard. It is the responsibility of the Institutions to transmit redemption orders to the Funds' transfer agent and credit their customers' accounts with the redemption proceeds on a timely basis.

    Institutions may transmit redemption orders by telephoning the transfer agent c/o the Distributor at 1-800-367-5905. Payment for redemption orders for either Fund which are received by the transfer agent on a Business Day before 3:00 p.m. (Eastern Time) will normally be wired in federal funds the same day. Payment for redemption orders which are received between 3:00 p.m. (Eastern
Time) and the close of business or on a non-Business Day will normally be wired in federal funds on the next Business Day. Emerald Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect either Fund. No charge for wiring redemption payments is imposed by the Funds, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions. If all of the shares owned by an Institution in a particular Fund are redeemed, any declared and unpaid dividends on the redeemed shares will be paid within five days of redemption. See "Dividends and Distributions."

    An investor may be required to redeem shares in a Fund if the investor's shareholdings drop below the required minimum investment amount stated above under "Purchase of Shares" due to share redemptions and not market fluctuations and the shareholder does not increase its balance to at least the required minimum upon 60 days' written notice. If an Institution requires its customers to maintain a minimum balance in their customer accounts, and the balance in an account falls below that minimum, a customer may also be obligated to redeem shares in the Funds to the extent necessary to maintain the minimum balance required.

    Each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. Each Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur transaction costs in converting securities to cash.

    It is the responsibility of the Institutions to provide their customers with statements of account with respect to share transactions made for their accounts.

DIVIDENDS AND DISTRIBUTIONS

    Each Fund's shareholders of record are entitled to dividends and net capital gains distributions arising from net investment income and net realized gains, if any, earned only on the investments held by the particular Fund. Each Fund's net investment income is declared daily as a dividend to the persons who are the record holders of each Fund's shares at the close of business on the day of declaration. As a result, shares begin earning dividends on the day a purchase order is executed and continue to earn dividends through and including the day before shares are redeemed. Dividends and distributions are automatically reinvested in shares of the Fund that pay the dividends and distributions, unless a shareholder specifically elects to receive payments in cash by writing Emerald Funds, 100 First Avenue, Suite 300, Pittsburgh, PA 15222. An election is effective for dividends and distributions with payment dates after the date the Funds' transfer agent receives the election. Cash dividends are paid monthly by wire transfer within five Business Days after the end of each month or within five Business Days after the redemption of all of a shareholder's shares of a particular Fund. Any net short-term or long-term capital gains realized by the Funds will be distributed to shareholders at least annually, after reduction for capital loss carryforwards, if any.

EXPLANATION OF SALES PRICE

    Net asset value per share is determined on each Business Day (as defined above) at 3:00 p.m. (Eastern Time) by adding the value of a Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares in a Fund that are outstanding. All securities of each Fund are valued at amortized cost. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/637-3759.

OTHER SERVICE PROVIDERS

    While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to some of the services these companies provide, as well as more information regarding investment advisory services, see "The Business of the Funds."

                                 ADMINISTRATOR
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                                   ("BISYS")

    BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business.

                                  DISTRIBUTOR
                         EMERALD ASSET MANAGEMENT, INC.

    Emerald Asset Management, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor. Certain officers of Emerald Funds, namely Messrs. Blundin, Fanning, Martinez and Tuch, are also officers and/or directors of the Distributor.

                                   CUSTODIAN
                              THE BANK OF NEW YORK

    The Bank of New York is responsible for holding the investments that the Funds own.

                                 TRANSFER AGENT
                           BISYS FUND SERVICES, INC.

    BISYS Fund Services, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the transfer agent for shares of the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

                          THE EMERALD FAMILY OF FUNDS

    Emerald Funds was organized as a Massachusetts business trust on March 15, 1988 and is registered with the SEC as an open-end management investment company. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares representing interests in the respective Funds, which are classified as diversified companies under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of Emerald Funds. Information regarding these other portfolios offered by Emerald Funds, may be obtained by contacting the Distributor at the address listed on page 13.

    Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by portfolio, except where otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote separately on matters pertaining to the investment advisory agreement applicable to that Fund and on any change in its fundamental investment limitations. Shares of the Emerald Funds have noncumulative voting rights and, accordingly, the holders of more than 50% of Emerald Funds' outstanding shares (irrespective of class) may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and nonassessable by Emerald Funds.

    There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. If such should occur, the Trustees then in office will call a shareholders meeting for the election of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Agreement and Declaration of Trust provides that meetings of the shareholders of Emerald Funds shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. As of March 5, 1997, the Adviser and its affiliates possessed on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

    THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

    The following individuals serve as trustees of Emerald Funds:

    - Marshall M. Criser, Chairman of the Board of Emerald Funds, is Chairman of the law firm of Mahoney Adams & Criser, P.A.

    - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Grimsley Marker & Iseley, P.A.

    - Raynor E. Bowditch is the President of Bowditch Insurance Corporation.

    - Mary Doyle is a Professor of Law, University of Miami Law School.

    - Albert D. Ernest is the President of Albert Ernest Enterprises.

    - Harvey R. Holding is the retired Executive Vice President and Chief Financial Officer of BellSouth Corp.

    Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT CAPITAL ADVISORS, INC. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator. Emerald Asset Management, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., located at the same address, is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286 and a transfer and dividend paying agent, BISYS Fund Services, Inc., located at 100 First Avenue, Suite 300, Pittsburgh, PA 15222.

    ADVISER. The Adviser is a wholly-owned subsidiary of Barnett Bank, N.A. which, in turn, is a wholly-owned subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877.

    The Adviser manages the investment portfolios of the Funds, including selecting portfolio investments and making purchase and sale orders. For the services provided and expenses assumed for its advisory services, the Adviser is entitled to receive a fee from the Funds, calculated daily and payable monthly, at the annual rate of .10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1996 the Adviser did not receive any advisory fees from the Funds, and the Funds' former sub-adviser received fees, after waivers, at the effective annual rates of .15% and .15% of the average daily net assets of each Fund under the agreements then in effect.

    Although expected to be infrequent, the Adviser may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Barnett) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. The Adviser will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

    The Adviser may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may be up to 100% of the annual fees that are earned by the Adviser as investment adviser to such Fund (after adjustments) and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from assets of the Adviser or its affiliates.

    ADMINISTRATIVE SERVICES. BISYS Fund Services Limited Partnership (the "Administrator"), located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator. The Administrator is an Ohio limited partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.

    The Administrator provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares, dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds.

    The Administrator is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.

FEE WAIVERS AND EXPENSES

    Expenses can be reduced by voluntary fee waivers and expense reimbursements by the Adviser and the Funds' other service providers. The amount of the waivers may be changed at any time at the sole discretion of the Adviser and the Funds' other service providers. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

    As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

    You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

    FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

    In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund will be taxable to you.

    Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares.

    Any dividends declared by a Fund in December of a particular year and payable to shareholder of record on a date during that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

    STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, dividends paid by a Fund may be taxable under state or local laws as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such taxes if held by you directly.

    Except as stated below, shares of the Funds are not expected to qualify for total exemption from the Florida intangibles tax. Shares of the Treasury Advantage Institutional Fund may or may not qualify in any calendar year for this exemption from the Florida intangibles tax. In order to qualify for this exemption, the Treasury Advantage Institutional Fund may sell non-exempt assets held in its portfolio (such as repurchase agreements) during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

MEASURING PERFORMANCE

- Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote performance in advertisements or shareholder communications.

UNDERSTANDING PERFORMANCE MEASURES:

- Total return may be calculated on an average annual total return basis or on an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

- The yields for the Funds are the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52-week period and shown as a percentage of the investment. In addition, the Funds may quote an "effective" yield that is calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested. Net income used in yield calculations may be different than net income used for accounting purposes.

PERFORMANCE COMPARISONS:

    The Funds may compare their performance to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

    Total return and yield as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

    The performance of the Prime Advantage Institutional Fund may be compared to the Donoghue's Money Fund Average, which monitors the performance of money market funds. The performance of the Treasury Advantage Institutional Fund may be compared to the Donoghue's Government Money Fund Average. Additionally, each Fund's performance may be compared to data prepared by Lipper Analytical Service, Inc.

    Performance quotations will fluctuate, and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett and other Institutions may charge directly to their customers in connection with an investment in the Funds will not be included in the Funds' performance quotations.

    Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 13.

                              -------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS
                                                                        PAGE
                                                                        -----
SUMMARY OF EXPENSES AND FINANCIAL INFORMATION......................           2
  Expenses.........................................................           2
  Financial Highlights.............................................           3
INVESTMENT PRINCIPLES AND POLICIES.................................           5
  Investment Objective and Policies................................           5
  Portfolio Instruments, Practices and Related Risks...............           5
  Fundamental Limitations..........................................          12
INVESTING IN EMERALD FUNDS.........................................          13
  Your Money Manager...............................................          13
  Purchase of Shares...............................................          13
  Redemption of Shares.............................................          14
  Dividends and Distributions......................................          15
  Explanation of Sales Price.......................................          15
  Other Service Providers..........................................          16
THE EMERALD FAMILY OF FUNDS........................................          16
THE BUSINESS OF THE FUNDS..........................................          17
  Fund Management..................................................          17
  Fee Waivers and Expenses.........................................          19
  Tax Implications.................................................          19
  Measuring Performance............................................          20

EMD-163
EM ADV MM 497 PRO

                                     EMERALD FUNDS
                 (Institutional and Service Shares of the Prime Fund,
                          Treasury Fund and Tax-Exempt Fund)

                                      FORM N-1A

                                CROSS REFERENCE SHEET

                               PURSUANT TO RULE 495(a)

                  --------------------------------------------

Part B                                       Heading in Statement of
Item No.                                     Additional Information
--------                                     ------------------------

10.  Cover Page. . . . . . . . . . . . . .   Cover Page

11.  Table of Contents . . . . . . . . . .   Table of Contents

12.  General Information and
     History . . . . . . . . . . . . . . .   Emerald Funds

13.  Investment Objectives and
     Policies. . . . . . . . . . . . . . .   Investment Objectives and Policies;
                                             Net Asset Value and Dividends

14.  Management of the Fund. . . . . . . .   Management of Emerald Funds;
                                             Miscellaneous

15.  Control Persons and Principal
     Holders of Securities . . . . . . . .   See Prospectus-"Management of the
                                             Fund(s)"; Miscellaneous

16.  Investment Advisory and
     Other Services. . . . . . . . . . . .   Management of Emerald Funds;
                                             Independent Accountants/Experts;
                                             Counsel

17.  Brokerage Allocation and
     Other Practices . . . . . . . . . . .   Additional Purchase and Redemption
                                             Information; Description of Shares

18.  Capital Stock and Other
     Securities. . . . . . . . . . . . . .   Description of Shares

19.  Purchase, Redemption and
     Pricing of Securities
     Being Offered . . . . . . . . . . . .   Net Asset Value and Dividends;
                                             Additional Purchase and Redemption
                                             Information; Description of Shares

20.  Tax Status. . . . . . . . . . . . . .   Additional Information Concerning
                                             Taxes

21.  Underwriters. . . . . . . . . . . . .   Management of Emerald Funds

22.  Calculation of
     Performance Data. . . . . . . . . . .   Net Asset Value and Dividends;
                                             Additional Information on
                                             Performance

23.  Financial Statements. . . . . . . . .   Financial Statements

                                 EMERALD FUNDS

                      Statement of Additional Information
                  for Institutional Shares and Service Shares
                                     of the
                                 * Prime Fund *
                                *Treasury Fund*
                               *Tax-Exempt Fund*

                                 _______, 1998

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . .   1
NET ASSET VALUE AND DIVIDENDS. . . . . . . . . . . . . . . . . . . . . . . .  17
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . .  19
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . .  24
MANAGEMENT OF EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . . .  27
INDEPENDENT ACCOUNTANTS/EXPERTS. . . . . . . . . . . . . . . . . . . . . . .  38
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
ADDITIONAL INFORMATION ON PERFORMANCE. . . . . . . . . . . . . . . . . . . .  38
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1


          This Statement of Additional Information, which applies to the Institutional Share and Service Share Classes of Emerald Funds' Treasury Fund, Prime Fund and Tax-Exempt Fund, is meant to be read in conjunction with the Prospectus dated _______, 1998 for such Shares, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in Institutional Shares and Service Shares of the Treasury Fund, Prime Fund or Tax-Exempt Fund should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 800-637-3759. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.


SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BARNETT BANK OR ANY OTHER BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. EACH FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL FLUCTUATE.

                                    EMERALD FUNDS


          Emerald Funds is a Massachusetts business trust which was organized on March 15, 1988 as an open-end investment company. This Statement of Additional Information pertains to the Institutional Share and Service Share Classes of three diversified portfolios of Emerald Funds -- the Treasury Fund, the Prime Fund and the Tax-Exempt Fund (such portfolios are sometimes called the "Funds"). Emerald Funds also offers other classes of shares in the aforementioned Funds and in other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For further information, contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.


                          INVESTMENT OBJECTIVES AND POLICIES

          As stated in the Prospectus for the Funds, the investment objective of both the Treasury Fund and the Prime Fund is to seek a high level of current income, and the investment objective of the Tax-Exempt Fund is to seek a high level of current income exempt from federal income taxes, in each case consistent with liquidity, the preservation of capital and a stable net asset value. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus for the Funds.

PORTFOLIO TRANSACTIONS

          Subject to the general supervision of the Board of Trustees, Barnett Capital Advisors, Inc. (the "Adviser") makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Treasury Fund and Prime Fund. Rodney Square Management Corporation (the "Sub-Adviser"), a wholly-owned subsidiary of Wilmington Trust Company, has similar responsibilities for the Tax-Exempt Fund, subject to the general supervision of both the Board of Trustees and the Adviser. (The Sub-Adviser does not provide sub-advisory services for the Treasury and Prime Funds.)

          Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (I.E., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.
With respect to over-the-counter transactions, the Adviser for the Treasury and Prime Funds, and the Sub-Adviser for the Tax-Exempt Fund, will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.
A Fund will engage in this practice, however, only when the Adviser (or, with respect to the Tax-Exempt Fund, the Sub-Adviser) believes such practice to be in the Fund's interests.

          The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turn-over is not expected to have a material effect on the net investment income of any Fund.

          Emerald Funds is required to identify any securities of its "regular brokers or dealers" or their parents which Emerald Funds acquired during its most recent fiscal year.


          As of November 30, 1997, the Tax-Exempt Fund owned [TO BE PROVIDED].


          As of November 30, 1997, the Prime Fund owned [TO BE PROVIDED].


          As of November 30, 1997, the Treasury Fund owned [TO BE PROVIDED].


          In its Advisory Agreement the Adviser agrees with respect to the Treasury and Prime Funds, and in its Sub-Advisory Agreement the Sub-Adviser agrees with respect to the Tax-Exempt Fund, to seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser and Sub-Adviser shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the respective Agreements authorize the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser (or Sub-Adviser with respect to the Tax-Exempt Fund) determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser (or Sub-Adviser) to the Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser (and Sub-Adviser) and does not reduce the advisory fees payable to the Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the Investment Company Act of 1940) acting as principal, except as permitted by the Securities and Exchange Commission ("SEC"). Further, while such allocation is not expected to occur frequently, the Adviser (and Sub-Adviser with respect to the Tax-Exempt Fund) is authorized to allocate purchase and sale orders for portfolio securities to broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with the Adviser or the Sub-Adviser, to take into account the sale of Fund shares if the Adviser (or Sub-Adviser) believes that the quality of the execution of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor, the Adviser or Sub-Adviser, or an affiliated person of any of them, is a member, except as permitted by the SEC. In certain instances, current regulations of the SEC would impose volume, dollar and price restrictions on purchases by the Funds during the existence of such a group or prohibit such purchases altogether.

          Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser and Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser (Sub-Adviser with respect to the Tax-Exempt Fund) believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser and Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser (Sub-Adviser with respect to the Tax-Exempt Fund), pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

ADDITIONAL INVESTMENT LIMITATIONS

          Each Fund is subject to the investment limitations enumerated in this sub-section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

          No Fund may:

          1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

          5. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in the Prospectus for a particular Fund are not deemed to be pledged for purposes of this limitation.

          6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          8. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          9. Purchase securities of companies for the purpose of exercising control.

          10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, (a) with respect to the Treasury Fund and Tax-Exempt Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (b) with respect to the Prime Fund, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or (c) in the case of any Fund, more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Emerald Funds; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     [Note: In accordance with the current regulations of the SEC, the Prime Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Prime Fund, could be changed only in the event that such regulations of the SEC are amended in the future.]

          In addition, the Prime Fund and Tax-Exempt Fund may not:

          11. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

[Note: In construing Investment Limitation 11 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

          In addition, as summarized in to Prospectus, the Tax-Exempt Fund must:

          12. Invest at least 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For the purposes of this fundamental policy, municipal obligations that are treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

          Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on futures contracts, the Funds do not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Funds would notify their shareholders and add appropriate descriptions concerning the instruments to their Prospectuses and this Statement of Additional Information.

          As stated in the Prospectus under "Investment Principles and Policies," securities subject to unconditional demand features acquired by the Prime Fund must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature or other guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, the Prime Fund may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that the Prime Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO).

TYPES OF OBLIGATIONS, INVESTMENT RISKS AND OTHER INVESTMENT INFORMATION

REVERSE REPURCHASE AGREEMENTS

          At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. Each Fund intends to limit its borrowings (including reverse repurchase agreements), during the next 12 months to not more than 5% of its net assets.

VARIABLE AND FLOATING RATE INSTRUMENTS

          With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectus for each Fund, the Adviser (Sub-Adviser with respect to the Tax-Exempt Fund) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

          In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          Variable and floating rate instruments may carry nominal maturities in excess of a Fund's maturity limitations if those instruments carry demand features that comply with conditions established by the Securities and Exchange Commission. In order to be purchased by a Fund, these instruments must permit a Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice.

REPURCHASE AGREEMENTS

          The repurchase price under repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by either the Funds' custodian or another independent third party acting as sub-custodian for the Fund involved in the transaction, or in the Federal Reserve Treasury Book-Entry System. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

LENDING SECURITIES

          When the Treasury Fund or the Prime Fund lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or U.S. Government securities or additionally, in the case of the Prime Fund, securities of U.S. Government agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of the Prime Fund. Collateral for the Treasury Fund is limited to cash and U.S. Government securities. There maybe risks of delay in recovering additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

          In seeking to attain their investment objectives, the Funds may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding stock of any one investment company will be owned by the Fund or Emerald Funds as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

U.S. GOVERNMENT OBLIGATIONS

          Examples of the types of U.S. Government obligations that may be held by the Prime Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of federal Home Loan Banks, federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ASSET-BACKED SECURITIES

          The Prime Fund may invest in securities backed by installment
contracts, credit card receivables and other assets.   Asset-backed
securities represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

RATINGS AND ISSUER'S OBLIGATIONS

          The ratings of Nationally Recognized Statistical Rating Organizations ("NRSROs") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

MUNICIPAL OBLIGATIONS

          Assets of the Tax-Exempt Fund may be invested in debt instruments ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions. The Prime Fund may also acquire municipal obligations, which may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the Fund may purchase. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed.

          Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "municipal obligations." Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenues of the users of the facilities involved. The credit quality of such bonds is usually directly related to the credit standing of such corporate users. Private activity bonds have been or may be issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such bonds may also be issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

          As described in the Prospectus, the Prime and Tax-Exempt Funds may also invest in municipal leases, which may be considered liquid under guidelines established by Emerald Funds Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Emerald Funds, under the supervision of its Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the importance to the municipality of the property covered by the lease.

          Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          Municipal obligations may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Exempt and Prime Funds may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities that meet the Funds' maturity limitations.

          As described in the Prospectuses, the Tax-Exempt and the Prime Funds may purchase securities in the form of custodial receipts. These custodial receipts are known by a number of names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts."

          Certain municipal obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Exempt Fund may invest more than 25% of its total assets in municipal obligations covered by insurance policies.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for the interest on municipal obligations. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must take all tax-exempt interest into account in determining certain adjustments for federal alternative minimum tax purposes. Emerald Funds cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Tax-Exempt Fund and the liquidity and value of that Fund's portfolio. In such an event, Emerald Funds would reevaluate the investment objective and policies of the Tax-Exempt Fund and consider possible changes in its structure or possible dissolution.

FOREIGN MONEY MARKET INSTRUMENTS

          A Fund will invest in obligations of foreign banks and commercial paper issued by foreign issuers as described above only when the Adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign issuers, including foreign banks and foreign branches of U.S. banks, may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

          The Funds may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place beyond the normal settlement date, permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place.

          When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund involved may be required subsequently to place additional assets in the separate account in order that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, that Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments to purchase securities ever exceeded 25% of the value of its total assets. The respective forward purchase commitments of the Treasury Fund, Prime Fund and Tax-Exempt Fund are not expected to exceed 25% of the value of their respective total assets, absent unusual market conditions or periods of unusual purchase or redemption activity in shares of a Fund such as at calendar year-end or other times; furthermore, a forward commitment or commitment to purchase when-issued securities for any Fund is not expected to exceed 45 days.

          The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives, and the Funds will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a taxable capital gain or loss.

          When the Funds engage in when-issued and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund involved in such transactions starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS

          The Tax-Exempt Fund may acquire stand-by commitments with respect to municipal obligations held in its portfolio. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the instruments involved. Stand-by commitments may be sold, transferred or assigned by the Fund only with the instruments involved.

          The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Sub-Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Sub-Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          The Tax-Exempt Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

          The Prime Fund may purchase participation interests and trust receipts as described in its Prospectus. Such participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Prime Fund may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts the Prime Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

GUARANTEED INVESTMENT CONTRACTS

          Generally, a guaranteed investment contract ("GIC") allows a purchaser to buy an annuity with the monies accumulated under the contract; however, the Prime Fund will not purchase any such annuities. GICs acquired by the Prime Fund are general obligations of the issuing insurance company and not separate accounts. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Prime Fund will only purchase GICs from issuers which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the investment adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Prime Fund to be illiquid investments, and will be acquired by the Fund subject to its limitation on illiquid investments.


                            NET ASSET VALUE AND DIVIDENDS

          Net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund that are attributed to a class, subtracting the Fund's liabilities attributed to the class, and dividing the result by the number of outstanding shares in the class. The net asset value per share for each Fund and for each class of shares within a Fund is calculated separately. Each Fund is charged with the direct expenses of that Fund, and with a share of the general expenses of Emerald Funds. Subject to the provisions of the Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, except that payments to Service Organizations under the Shareholder Processing and Services Plan adopted for Services Shares (the "Service Plan") are borne solely by Service Shares as described in the Prospectuses for such Shares, and payments under the Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing Plan for Retail Shares are borne solely by Retail Shares. In addition, each class of Shares bears certain miscellaneous "class expenses" as described in the Prospectus.

          Emerald Funds uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

          Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, no Fund will purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the Investment Company Act of 1940 nor maintain a dollar-weighted average maturity which exceeds ninety days. The Board of Trustees has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

          Should Emerald Funds incur or anticipate any unusual significant expense or loss which might affect disproportionately the income of a Fund, the Board of Trustees would, at that time, consider whether to adhere to its present dividend policies with respect to the Funds, which are described in the Prospectus for Institutional Shares and Service Shares, or to revise the policies in order to mitigate, to the extent possible, the disproportionate effect the expense or loss might have on the income of a Fund for a particular period.


                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares in Emerald Funds are sold on a continuous basis by Emerald Asset Management, Inc. As described in the Prospectus, Institutional Shares and Service Shares of the Treasury Fund, the Prime Fund and the Tax-Exempt Fund are sold to the Adviser, its affiliated and correspondent banks and other institutional investors (collectively "Institutions") acting on behalf of themselves and persons maintaining accounts at the Institutions.

          Under the Investment Company Act of 1940, Emerald Funds may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (Emerald Funds may also suspend or postpone the recordation of the transfer of its shares upon an occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectus under "Redemption of Shares," Emerald Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectus from time to time.

          Shares of the Funds are not bank deposits, and are neither insured by, guaranteed by, obligations of, nor otherwise supported by the U.S. Government, any governmental agency, the Adviser, the Sub-Adviser (with respect to the Tax-Exempt Fund) or any other bank.

                                DESCRIPTION OF SHARES

          Emerald Funds is a Massachusetts business trust. Under Emerald Funds' Agreement and Declaration of Trust, the beneficial interest in Emerald Funds may be divided into an unlimited number of full and fractional transferable shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of Emerald Funds into one or more additional classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-nine classes of shares. Nine of these classes (Institutional Shares, Service Shares and Retail Shares) represent interests in the Treasury Fund, the Prime Fund and the Tax-Exempt Fund, respectively. The remaining classes represent interests in other investment portfolios of Emerald Funds. The Trustees may similarly classify or reclassify any particular class of shares into one or more series. Each Institutional Share, Service Share and Retail Share in a Fund has a par value of $.001.

          Except as noted below with respect to the fees paid under the Combined Distribution and Services Plan and the Shareholder Processing and Services Plan for Retail Shares (the "Retail Plans") and the Shareholder Processing and Services Plan for Service Shares (the "Emerald Service Plan"), Institutional, Service and Retail Shares bear the same types of ongoing expenses with respect to the Fund to which they belong. In the event of a liquidation or dissolution of Emerald Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of Emerald Funds' respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each Fund's Service Shares will be solely responsible for the Fund's payments to Service Organizations pursuant to the Service Plan adopted for those Shares; and each Fund's Retail Shares will be solely responsible for the Fund's payments under the Retail Plans. In addition, each class of Shares will be responsible for certain miscellaneous "class expenses" as described in the Prospectus.

          Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Service Plan and only Retail Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Retail Plans. (See "Other Information Concerning Emerald Funds and Its Shares" in the Prospectus.) Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Emerald Funds, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Emerald Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of Emerald Funds voting together in the aggregate without regard to particular investment portfolios. Shares of Emerald Funds have noncumulative voting rights and, accordingly, the holders of more than 50% of Emerald Funds' outstanding shares (irrespective of Fund or class) may elect all Trustees.

          Shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable by Emerald Funds.

          There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. If such should occur, the Trustees then in office will call a shareholders meeting for the election of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Agreement and Declaration of Trust provides that meetings of the shareholders of Emerald Funds shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          Emerald Funds' Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a Fund into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to one or more other funds if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another fund at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the Investment Company Act of 1940. The Board of Trustees may authorize the termination of any Fund after the assets belonging to such Fund have been distributed to its shareholders.

SERVICE SHARES

          As stated in the Prospectus, Service Shares are sold to institutional investors ("Service Organizations") which enter into service agreements requiring them to provide support services to their customers who beneficially own Service Shares in consideration of the Funds' payment of not more than .35% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by the customers. For the fiscal years ended November 30, 1997, 1996 and 1995, payments to Service Organizations pursuant to the Service Plan totalled $__________, $2,071,921 and $1,898,193, respectively, with respect to Service Shares of the Treasury Fund; $__________, $3,099,982 and $2,814,354, respectively, with respect to Service Shares of the Prime Fund; and $__________, $9,856 and $10,478, respectively, with respect to Service Shares of the Tax-Exempt Fund. Of such amounts, the Funds' distributor, affiliates of the Funds' distributor and the Adviser and its affiliates earned $__, $0 and $0; $____, $0 and $0; and $____, $0 and $0, respectively, for the fiscal years ended November 30, 1997, 1996 and 1995 with respect to Service Shares of the Treasury Fund; $_____, $0 and $0; $_____, $0 and $0; and $_____, $0 and $0,
respectively, for the
fiscal years ended November 30, 1997, 1996 and 1995 with respect to Service Shares of the Prime Fund; and $_____, $0 and $0; $_____, $9,856 and $0; and $_____, $0 and $0, respectively, for the fiscal years ended November 30, 1997, 1996 and 1995 with respect to Service Shares of the Tax-Exempt Fund.

          Services provided by Service Organizations under their service agreements may include: (i) providing necessary personnel and facilities to establish and maintain shareholder accounts and records for customers; (ii) assisting in aggregating and processing purchase, exchange and redemption transactions; (iii) placing net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with customer orders to purchase or redeem Service Shares;
(vi) processing dividend payments; (vii) verifying and guaranteeing customer signatures in connection with redemption orders and transfers and changes in customer-designated accounts, as necessary; (viii) providing periodic statements showing a customer's account balance, and to the extent practicable, integrating such information with other customer transactions otherwise effected through or with us; (ix) furnishing (either separately or on an integrated basis with other reports sent to a customer by us) periodic statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Funds, proxy statements, annual reports, updating prospectuses and other communications from the Funds to customers; (xi) receiving, tabulating and transmitting to the Funds proxies executed by customers with respect to shareholder meetings; (xii) providing the information to the Funds necessary for accounting or subaccounting; and (xiii) providing such other similar services as a Service Organization or customer may reasonably request.

          Pursuant to the Service Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under Emerald Funds' agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Board of Trustees, including a majority of the trustees who are not "interested persons" of Emerald Funds as defined in the Investment Company Act of 1940 and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

          The Board of Trustees has approved the arrangements with Service Organizations based on information provided by Emerald Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

                       ADDITIONAL INFORMATION CONCERNING TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus for Institutional Shares and Service Shares. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

TAX-EXEMPT FUND

          As described above and in its Prospectus, the Tax-Exempt Fund is designed to provide investors with current tax-exempt interest income. This Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders. Each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would be excludable from his or her gross income under Section 103(a) of the Internal Revenue Code.

          The percentage of total dividends paid by the Tax-Exempt Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends for such year. In order for the Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt interest obligations. In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the aggregate net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund generally is not deductible for federal income tax purposes. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations that would reduce the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for shareholders of an investment company that regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.


ALL FUNDS

          Investment company taxable income earned by the Treasury Fund, the Prime Fund or the Tax-Exempt Fund will be distributed by each Fund to its shareholders and will be taxable to shareholders as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

          Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least
annually, after reduction for capital loss carryforwards, if any.   A Fund
generally will have no tax liability with respect to such gains and the distributions

(whether paid in cash or additional shares) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the asset the sale of which generated the capital gain. Such distributions will be designated as a capital gains dividend in a written notice mailed by Emerald Funds to shareholders after the close of Emerald Funds' taxable year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          Each Fund is treated as a separate entity for the purpose of determining the Fund's qualification as a "regulated investment company" under the Internal Revenue Code. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all liability for federal income taxes, depending upon the extent of Emerald Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on municipal obligations) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporate shareholders.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding for prior failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify, when required to do so, to the Fund that they are not subject to backup withholding or that they are "exempt recipients."

                             MANAGEMENT OF EMERALD FUNDS

TRUSTEES AND OFFICERS

          The Trustees and officers of Emerald Funds, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                                    Principal
                          Position with             Occupations During Past 5
Name and Address          Emerald Funds             Years and Other Affiliations
---------------------     -------------             ---------------------------
Marshall M. Criser*       Chairman of the           Of Counsel of the law firm of
3400 Barnett Center       Board of Trustees         McGuire, Woods, Battle &
50 N. Laura Street                                  Booth LLP; Chairman of the;
Jacksonville, FL  32201                             law firm of Mahoney, Adams,
Age 69                                              Criser, P.A. 1989 to December
                                                    31, 1997; Director of BellSouth
                                                    Corp., Barnett Banks, Inc., FPL
                                                    Group Inc. (electric services),
                                                    Perini Corp. (non-residential
                                                    building general contractors),
                                                    Flagler System, Inc., and Shands
                                                    Hospital;  Chairman and Director of
                                                    CSR America Inc.; Trustee, University
                                                    of Florida Foundation.

Raynor E. Bowditch        Trustee                   President, Bowditch
4811 Beach Blvd.                                    Insurance Corporation (a
Suite 105                                           general lines independent
Jacksonville, FL  33207                             agency); Director, General
Age 64                                              Truck Equipment and Trailer Sales;
                                                    Director, Greater Jacksonville
                                                    Fair Association.

Mary Doyle                Trustee                   Professor of Law, University
University of Miami                                 of Miami Law School, 1995 to
Law School                                          present; Dean in Residence,
1311 Miller Drive                                   Association of American Law
Coral Gables, FL  33124                             Schools, 1994 to 1995; Dean,

                                                    Principal
                          Position with             Occupations During Past 5
Name and Address          Emerald Funds             Years and Other Affiliations
---------------------     -------------             ---------------------------
Age 54                                              University of Miami School of Law,
                                                    1986-1994.

Albert D. Ernest*         Trustee                   President, Albert Ernest
1560 Lancaster Terrace                              Enterprises (personal
Suite 1402                                          investments), 1991 to date;
Jacksonville, FL  32204                             President and Chief Operating
Age 67                                              Officer, Barnett Banks, Inc.,
                                                    1988 to 1991; Director, Barnett
                                                    Banks, Inc., 1982 to 1991;
                                                    Director, Florida Rock Industries,
                                                    Inc. (mining and construction
                                                    materials); Director, FRP Properties, Inc.
                                                    (transportation, hauling and real
                                                    estate development); Director,
                                                    Regency Realty, Inc.; Director,
                                                    Stein Mart, Inc. (retail); and
                                                    Director, Wickes Lumber Company.

John G. Grimsley*         Trustee and               Member of the law firm of
50 N. Laura St.           President                 Grimsley Marker Iseley,
Suite 3300                                          P.A., 1996 to date; Member
Jacksonville, FL  32202                             of the law firm of Mahoney
Age 59                                              Adams & Criser, P.A. from
                                                    1966 to 1996.

Harvey R. Holding         Trustee                   Retired; Executive Vice President
189 Laurel Lane                                     and Chief Financial
Ponte Vedra Beach,                                  Officer, BellSouth Corp.,
FL  32082                                           1990 to 1993; Vice Chairman
Age 62                                              of the Board of BellSouth Corp.,
                                                    1991 to 1993; Director, Golden
                                                    Poultry Company, Inc.

William B. Blundin        Executive                 Executive Vice President,
125 West 55th Street      Vice President            BISYS Fund Services, Inc.
New York, NY  10019                                 March 1995 to present; Vice
Age 59                                              President of Emerald Asset
                                                    Management, Inc. March 1995 to
                                                    present; Vice Chairman of
                                                    the Board of Concord Holding
                                                    Corporation and Distributor,
                                                    July 1993  to March 1995;
                                                    Director and President of
                                                    Concord Holding Corporation and
                                                    Distributor, February 1987 to
                                                    March 1995.

Hugh Fanning              Vice President            Vice President, Emerald
BISYS Fund Services                                 Asset Management, Inc.,
3435 Stelzer Road                                   October 1996 to present;
Columbus, OH  43219-3035                            Employee of BISYS Fund
Age 44                                              Services, Inc., August 1992
                                                    to present; Director of

                                                    Principal
                          Position with             Occupations During Past 5
Name and Address          Emerald Funds             Years and Other Affiliations
---------------------     -------------             ---------------------------
                                                    Marketing, Ketchum Communications,
                                                    July 1987 to August 1992

J. David Huber            Vice President            Employee of BISYS Fund
BISYS Fund Services                                 Services, Inc., June 1987 to
3435 Stelzer Road                                   present.
Columbus, OH 43219-3035
Age 51

Martin R. Dean            Vice President            Employee of BISYS Fund
BISYS Fund Services                                 Services, Inc., May 1994
3435 Stelzer Road                                   to present; Senior Manager
Columbus, OH  43219-3035                            at KPMG Peat Marwick LLP
Age 34                                              prior thereto.

Thomas E. Line            Treasurer                 Employee of BISYS Fund
BISYS Fund Services                                 Services, Inc., December
3435 Stelzer Road                                   1996 to present; Senior
Columbus, OH  43219-3035                            Manager at KPMG Peat
Age 30                                              Marwick LLP prior thereto.


Jeffrey A. Dalke           Secretary                Partner, Drinker Biddle &
Philadelphia National                               Reath LLP (law firm).
  Bank Building
1345 Chestnut Street
Philadelphia, PA
19107-3496
Age 47

George O. Martinez        Assistant                Senior Vice President and
BISYS Fund Services       Secretary                Director of Legal and
3435 Stelzer Road                                  Compliance Services, BISYS
Columbus, OH  43219-3035                           Fund Services, Inc., March
Age 38                                             1995 to present; Senior Vice
                                                   President, Emerald Asset Management,
                                                   Inc., August 1995 to present;
                                                   Vice President and Associate General
                                                   Counsel, Alliance Capital Management,
                                                   June 1989 to March 1995.

William J. Tomko          Vice President           Employee of BISYS Fund
BISYS Fund Services                                Services, Inc., April 1987 to
3435 Stelzer Road                                  present.
Columbus, OH 43219-3035
Age 38

Robert L. Tuch            Assistant                Employee of BISYS Fund
BISYS Fund Services       Secretary                Services, Inc., June 1991 to
3435 Stelzer Road                                  present; Assistant Secretary,
Columbus, OH  43219-3035                           Emerald Asset Management,
Age 46                                             Inc., August 1995 to present;
                                                   Vice President and Associate
                                                   General Counsel with National
                                                   Securities Research Corp., July
                                                   1990 to June 1991.

                                                    Principal
                          Position with             Occupations During Past 5
Name and Address          Emerald Funds             Years and Other Affiliations
---------------------     -------------             ---------------------------

Alaina V. Metz            Assistant                 Chief Administrator,
BISYS Fund Services       Secretary                 Administrative and
3435 Stelzer Road                                   Regulatory Services, BISYS
Columbus, OH  43219-3035                            Fund Services, Inc., June 1995
Age 30                                              to present; Supervisor, Mutual
                                                    Fund Legal Department, Alliance
                                                    Capital Management, May 1989 to
                                                    June 1995.


-----------------------------
* These Trustees may be deemed to be "interested persons" of Emerald Funds as defined in the Investment Company Act of 1940.

                             -----------------------

     Effective March 1, 1997, each Trustee receives an annual fee of $15,000 plus $2,000 for each meeting attended and reimbursement of expenses incurred as a Trustee. Additionally, the Chairman and President of the Board of Trustees each receive an additional annual fee of $5,000 for service in such capacities. On a case-by-case basis, the Board of Trustees also may approve additional compensation for any Trustee who serves on a special committee appointed by the Board of the Chairman or for any Trustee who is assigned to a special project approved by the Board or the Chairman.

          Remuneration for services rendered during Emerald Funds' most recent fiscal year ended November 30, 1997, and distributed to all Trustees and officers as a group was $_____________. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives legal fees as counsel to Emerald Funds. As of ____________, 1998, the Trustees and officers of Emerald Funds, as a group, owned less than 1% of the outstanding shares of each Fund and each of the other investment portfolios of Emerald Funds.


          The following chart provides certain information about the fees received by the Emerald Funds' Trustees for their services as members of the Board of Trustees and Committees thereof for the fiscal year ended November 30, 1997:



                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                                     PENSION OR                                 FROM
                                                AGGREGATE            RETIREMENT            ESTIMATED           EMERALD
                                              COMPENSATION            BENEFITS              ANNUAL              FUNDS
                                                FROM THE             ACCRUED AS            BENEFITS           AND FUND
                                                 EMERALD            PART OF FUND             UPON           COMPLEX* PAID
NAME OF PERSON POSITION                           FUNDS              EXPENSES              RETIREMENT       TO TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Chesterfield H. Smith                                               N/A                    N/A
Former Chairman of the Board of
Trustees**

Marshall M. Criser Chairman of the                                  N/A                    N/A
Board of Trustees***

John G. Grimsley                                                    N/A                    N/A
President and Trustee

Raynor E. Bowditch                                                  N/A                    N/A
Trustee

Mary Doyle                                                          N/A                    N/A
Trustee

Albert D. Ernest                                                    N/A                    N/A
Trustee

Harvey R. Holding                                                   N/A                    N/A


---------------------------------

*    The "Fund Complex" consists solely of Emerald Funds.

** Mr. Smith resigned as a member of the Board of Trustees of Emerald Funds, effective February 15, 1997.

*** Mr. Criser was appointed Trustee and Chairman of the Board of Emerald Funds effective upon the resignation of Mr. Smith on February 15, 1997.


SHAREHOLDER AND TRUSTEE LIABILITY

          Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Emerald Funds' Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of Emerald Funds for the acts or obligations of Emerald Funds, and that every note, bond, contract, order or other undertaking made by Emerald Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Agreement and Declaration of Trust also provides that Emerald Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Emerald Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Emerald Funds itself would be unable to meet its obligations.

          The Agreement and Declaration of Trust further provides that all persons having any claim against the Trustees or Emerald Funds shall look solely to the trust property for payment; that no Trustee of Emerald Funds shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of Emerald Funds; and that no Trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees will indemnify representatives and employees of Emerald Funds to the same extent that Trustees are entitled to indemnification.

ADVISORY AND SUB-ADVISORY SERVICES

          Barnett Capital Advisors, Inc. (the "Adviser") assumed, as of June 29, 1996, the responsibilities of Barnett Banks Trust Company, N.A. ("BBTC") as investment adviser to each Fund. Rodney Square Management Corporation (the "Sub-Adviser"), a wholly-owned subsidiary of Wilmington Trust Company ("WTC"), serves as sub-investment adviser to the Tax-Exempt Fund. In rendering its sub-advisory services, the Sub-Adviser may occasionally consult, on an informal basis, with personnel from the investment departments of WTC; however, WTC will take no part in determining the investment policies of the Tax-Exempt Fund or in deciding which securities are to be purchased or sold by such Fund.

          In their Investment Advisory and Sub-Advisory Agreements, the Adviser and Sub-Adviser have agreed to pay all expenses incurred by them in connection with their advisory and sub-advisory services other than the cost of securities and other investments, including brokerage commissions and other transaction costs, if any, purchased or sold for each Fund. For the services provided and expenses assumed pursuant to the advisory agreements, Emerald Funds has agreed to pay the Adviser fees, computed daily and paid monthly, at the annual rate of .25%
of the average net assets of each Fund. Under the terms of the agreements, the fees payable to the Adviser are not subject to reduction as the value of each Fund's net assets increases; however, the Adviser has informed Emerald Funds of its intention to reduce the annual rate of its advisory fees with respect to the Treasury Fund and the Prime Fund to the following rates: .25% of the first $600 million of each Fund's net assets; .23% of each Fund's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of each Fund's net assets; and .19% of each Fund's net assets over $2 billion. The Adviser has also agreed to pay the Sub-Adviser for the Tax-Exempt Fund a sub-advisory fee at the rate of .15% of that Fund's average net assets. The sub-advisory fee paid by the Adviser to the Sub-Adviser is borne entirely by the Adviser and has no effect on the advisory fee payable by the Tax-Exempt Fund. Emerald Funds has been advised that, until further notice, the Adviser has voluntarily agreed to waive all advisory fees with respect to the Tax-Exempt Fund in excess of the sub-advisory fees payable by it to the Sub-Adviser.

             The Adviser and Sub-Adviser have made certain additional voluntary and contractual undertakings to waive their fees. See "Management of Emerald Funds - Distribution and Administration Services" below for further information regarding the waiver of fees and reimbursement of expenses by the Adviser and Sub-Adviser with respect to the Funds. For the fiscal year ended November 30, 1997, the Adviser received (net of waivers) advisory fees totalling $__________ for the Treasury Fund, $__________ for the Prime Fund, and $_________ for the Tax-Exempt Fund. Of the advisory fee received by the Adviser for the Tax-Exempt Fund for the fiscal year ended November 30, 1997, the entire fee was paid to the Sub-Adviser, Rodney Square.
 For the fiscal year ended November 30, 1997, the Adviser waived advisory fees and reimbursed expenses in the amount of $__________ and $__________ for the Prime Fund and Treasury Fund, respectively. In addition, the Adviser waived advisory fees and reimbursed expenses in the amount of $__________ and Rodney Square waived advisory fees and reimbursed expenses in the amount of $_________ with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1997.


             For the fiscal year ended November 30, 1996, the Adviser and BBTC received (net of waivers) advisory fees totalling $2,164,868 for the Treasury Fund; $4,226,587 for the Prime Fund; and $292,524 for the Tax-Exempt Fund. Of the advisory fee received by the Adviser and BBTC with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1996, the entire fee was paid to the Sub-Adviser, Rodney Square. In addition, the Adviser and BBTC waived advisory fees and reimbursed expenses in the amount of $195,132 and Rodney Square waived advisory fees and reimbursed expenses in the amount of $26,640 with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1996. For the fiscal year ended November 30, 1996, the Adviser and BBTC waived advisory fees and reimbursed expenses in the amount of $963,441 and $97,600 for the Prime Fund and Treasury Fund, respectively.


          For the fiscal year ended November 30, 1995, BBTC received (net of waivers) advisory fees totalling $1,914,250 for the Treasury Fund; $3,677,324 for the Prime Fund; and $506,689 for the Tax-Exempt Fund. In fiscal year ended November 30, 1995 the entire advisory fee received by BBTC with respect to the Tax-Exempt Fund was paid to the Sub-Adviser. BBTC waived $202,676 in advisory fees with respect to the Tax-Exempt Fund for the same fiscal year. For the fiscal year ended November 30, 1995, BBTC waived fees totaling $358,950 and $134,960 for the Prime and Treasury Funds respectively.
 For the fiscal year ended November 30, 1995, the Sub-Adviser waived sub-advisory fees totalling $53,487 with respect to the Tax-Exempt Fund.

          Under the Investment Advisory and Sub-Advisory Agreements for the Funds, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by Emerald Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of their duties and obligations under the agreements.

          The Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Adviser believes, with respect to its activities as required by the Investment Advisory and Sub-Advisory Agreements and as contemplated by the Prospectus and this Statement of Additional Information, and the Sub-Adviser believes, with respect to its activities as required by the Sub-Advisory Agreement and as contemplated by the Prospectus and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser or Sub-Adviser, as the case may be, may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and Sub-Adviser and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser and Sub-Adviser from continuing to perform such services for the Funds. If the Adviser or Sub-Adviser were prohibited from continuing to perform advisory and sub-advisory services for the Funds, it is expected that the Board of Trustees would recommend that the Funds enter into a new agreement or would consider the possible termination of the Funds. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          On the other hand, as described herein, Emerald Funds are currently distributed by Emerald Asset Management, Inc., and BISYS Fund Services Limited Partnership provides the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Funds expect that the Adviser would consider the possibility of offering to perform some or all of the services now provided by BISYS Fund Services Limited Partnership and Emerald Asset Management, Inc. From time to time, legislation modifying such restrictions has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. The Funds therefore expect that if this or similar legislation were enacted, the Adviser's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform additional services now provided by BISYS Fund Services Limited Partnership and Emerald Asset Management, Inc. In this regard it may be noted that the Adviser has entered into an agreement whereunder the Adviser (or an affiliate) may acquire Emerald Asset Management, Inc. under specified conditions. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such a non-bank affiliate might offer to provide services for consideration by the Board of Trustees.

DISTRIBUTION AND ADMINISTRATION AGREEMENTS

          Emerald Funds has entered into a distribution agreement with Emerald Asset Management, Inc. (the "Distributor") under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of the Funds' Institutional Shares and Service Shares (excluding preparation and printing expenses necessary for the continued registration of such shares) and of printing and distributing all sales literature. No compensation is payable by the Funds' Institutional Shares or Service Shares to the Distributor for its distribution services.

          BISYS Fund Services Limited Partnership (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as administrator to each Fund. In the administration agreements, the Administrator has agreed to provide administrative services as described in the Prospectuses for the respective Funds. The Administrator has also agreed to pay all expenses incurred by it in connection with its activities under its agreement except certain out-of-pocket expenses relating to its fund accounting responsibilities and as otherwise described in this Statement of Additional Information and the Prospectus.

          For its services with respect to the Treasury Fund, Prime Fund and Tax-Exempt Fund, Emerald Funds has agreed to pay the Administrator fees, computed daily and paid monthly, at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all portfolios of Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets.

          From time to time, the Administrator may waive its fees or reimburse the Fund for expenses, either voluntarily or as required by certain state securities laws.

          Prior to April 1, 1996, Concord Holding Corporation, the Trust's prior administrator which was acquired by The BISYS Group, Inc. in 1995, received administration fees under administration agreements then in effect for the Funds which provided for different administration fee rates than those currently in effect.

          For the fiscal year ended November 30, 1997 the Administrator received administration fees (net of waivers) totalling $__________ for the Prime Fund; $__________ for the Treasury Fund; and $__________ for the Tax-Exempt Fund. For the same period, the Administrator waived administration fees and reimbursed expenses totalling $_________ for the Prime Fund; $__________ for the Treasury Fund; and $_________ for the Tax-Exempt Fund.

          For the fiscal year ended November 30, 1996, the Administrator and the prior administrator received administration fees (net of waivers) totalling $2,071,918 for the Prime Fund; $772,967 for the Treasury Fund; and $197,123 for the Tax-Exempt Fund. For the same period, the Administrator and the prior administrator waived administration fees and reimbursed expenses totalling $90,143 for the Prime Fund; $42,738 for the Treasury Fund; and $0 for the Tax-Exempt Fund.

          For the fiscal year ended November 30, 1995, the prior administrator received administration fees (net of waivers) totalling $1,451,222 for the Prime Fund; $797,128 for the Treasury Fund; and $304,013 for the Tax-Exempt Fund. For the same time period, the prior administrator waived administration fees and reimbursed expenses totalling $53,487 for the Tax-Exempt Fund. During this period, the prior administrator did not waive any administration fees or reimburse any expenses for the Prime and Treasury Funds.

          The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by Emerald Funds in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

CUSTODIAN AND TRANSFER AGENT

          Emerald Funds has appointed The Bank of New York, 90 Washington Street, New York, New York 10286 as custodian for the Funds.

          BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219-3035 provides transfer agency and dividend disbursing services for the Funds.

OPERATING EXPENSES

          Operating expenses borne by the Funds include taxes; interest; fees and expenses of Trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser, Administrator or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.


                           INDEPENDENT ACCOUNTANTS/EXPERTS


          [                            ] serves as independent accountants for
Emerald Funds.  The financial statements dated November 30, 1997 which [       ]
into this Statement of Additional Information have been [             ]
in reliance on the report of [                    ] given on the authority
of said firm as experts in auditing and accounting.


                                       COUNSEL


          Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to Emerald Funds and will pass upon the legality of the shares offered by the Funds' Prospectuses.


                        ADDITIONAL INFORMATION ON PERFORMANCE


          The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yields for the respective share classes of each Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Fund may quote a standardized "tax-equivalent yield" of each of its classes of shares, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such class that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield for such class of shares that is not exempt from federal income tax. The fees which may be imposed by institutional investors directly on their customers for cash management services are not reflected in Emerald Funds' calculations of yields for the Funds.

          The current yields for each of the Funds may be obtained by calling the Distributor at 800-637-3759. For the seven-day period ended November 30, 1997, the annualized yields (after fee waivers) of Institutional Shares in the Treasury Fund, Prime Fund and Tax-Exempt Fund were ____%, ____% and ____%, respectively, the effective yields (after fee waivers) of such Shares were ____%, ____% and ____%, respectively, and the tax- equivalent yield (after fee waivers) of Institutional Shares in the Tax-Exempt Fund was ____% (assuming a federal income tax rate of 36%). For this same seven-day period, the annualized yields (after fee waivers) of Service Shares in the Treasury Fund, Prime Fund and Tax-Exempt Fund were ____%, ____% and ____%, respectively, the effective yields (after fee waivers) of such Shares were ____%, ____% and ____%, respectively, and the tax-equivalent yield (after fee waivers) of Service Shares in the Tax-Exempt Fund was ____% (assuming a federal income tax rate of 36%). During this seven-day period, fee waivers amounted to ____%, ____% and ____% of the average daily net assets of the Treasury Fund, Prime Fund and Tax-Exempt Fund, respectively.

          In addition, each of the Funds may quote from time to time its total return in accordance with SEC regulations. From time to time, the Funds may also include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

          In addition, in such communications the Adviser may offer opinions on current economic conditions.


                                    MISCELLANEOUS

          As used in this Statement of Additional Information and in the Prospectuses a "majority of the outstanding shares" of a Fund or class means with respect to the approval of a Fund's Investment Advisory or Sub-Advisory Agreement or a change in a fundamental investment limitation the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.


          As of __________, 1998, the Adviser and its affiliated banks owned of record substantially all of the outstanding shares of the Treasury Advantage Institutional Fund and Prime Advantage Institutional Fund on behalf of their customer accounts. The Adviser and such affiliated banks were also the beneficial owners of the following percentages of shares that were also the beneficial owners of the following percentages of shares that were outstanding on such date because the Adviser and its affiliates possessed voting or investment discretion with respect to such shares: Treasury Advantage Institutional Fund - Institutional Shares (___%), Prime Advantage Institutional Fund - Institutional Shares (___%), Treasury Fund - Institutional Shares (_____%), Treasury Fund - Service Shares (___%), Prime Fund - Institutional Shares (_____%), Prime Fund - Service Shares (_____%), Tax-Exempt Fund -Institutional Shares (___%), Tax-Exempt Fund - Service Shares (_____%), Equity Fund - Institutional Shares (_____%), Equity Value Fund - Institutional Shares (___%), Small Capitalization Fund - Institutional Shares (_____%), Balanced Fund - Institutional Shares (_____%), U.S. Government Securities Fund - Institutional Shares (_____%), Managed Bond Fund
- Institutional Shares (_____%), International Equity Fund - Institutional Shares (___%); Short-Term Fixed Income Fund - Institutional Shares (___%); and Florida Tax-Exempt Fund - Institutional Shares (_____%).


          As of __________, 1998, the name, address and percentage of the outstanding shares held by other investors who may have owned of record or beneficially 5% or more of the outstanding shares of a particular class of a Fund were as follows: [to be provided]

          The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS


          The audited financial statements and related report of [          ],
the independent auditors for Emerald Funds, contained in the Funds' annual report to shareholders for the fiscal year ended November 30, 1997 (the "Annual
Report") are [                ]. Copies of the Annual Report may be obtained by
writing to BISYS Fund Services, Inc., P.O. Box 182697, Columbus, Ohio 43218-2697 or by calling toll-free at 800-637-3759.

                                      APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.


          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:


          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.


          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".


          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:


          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.


          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.


          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.


          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade.

Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:


          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.


          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.


          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.


          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


          "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.


          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.


          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG").
 Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.


          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     EMERALD FUNDS
                      (Treasury Advantage Institutional Fund and
                         Prime Advantage Institutional Fund)

                                      FORM N-1A

                                CROSS REFERENCE SHEET

                               PURSUANT TO RULE 495(a)

                  --------------------------------------------

Part B                                       Heading in Statement of
Item No.                                     Additional Information
--------                                     ------------------------

10.  Cover Page. . . . . . . . . . . . . .   Cover Page

11.  Table of Contents . . . . . . . . . .   Table of Contents

12.  General Information and
     History . . . . . . . . . . . . . . .   Emerald Funds

13.  Investment Objectives and
     Policies. . . . . . . . . . . . . . .   Investment Objectives and Policies;
                                             Net Asset Value and Dividends

14.  Management of the Fund. . . . . . . .   Management of Emerald Funds;
                                             Miscellaneous

15.  Control Persons and Principal
     Holders of Securities . . . . . . . .   See Prospectus-"Management of the
                                             Fund(s)"; Miscellaneous

16.  Investment Advisory and
     Other Services. . . . . . . . . . . .   Management of Emerald Funds;
                                             Independent Accountants/Experts;
                                             Counsel

17.  Brokerage Allocation and
     Other Practices . . . . . . . . . . .   Additional Purchase and Redemption
                                             Information; Description of Shares

18.  Capital Stock and Other
     Securities. . . . . . . . . . . . . .   Description of Shares

19.  Purchase, Redemption and
     Pricing of Securities
     Being Offered . . . . . . . . . . . .   Net Asset Value and Dividends;
                                             Additional Purchase and Redemption
                                             Information; Description of Shares

20.  Tax Status. . . . . . . . . . . . . .   Additional Information Concerning
                                             Taxes

21.  Underwriters. . . . . . . . . . . . .   Management of Emerald Funds

22.  Calculation of
     Performance Data. . . . . . . . . . .   Net Asset Value and Dividends;
                                             Additional Information on
                                             Performance

23.  Financial Statements. . . . . . . . .   Financial Statements

                                    EMERALD FUNDS
                         Statement of Additional Information
                                       for the
                       *Treasury Advantage Institutional Fund*
                         *Prime Advantage Institutional Fund*

                   (Previously called the "Treasury Trust Fund" and
                                 "Prime Trust Fund")


                                    _______, 1998

                                  TABLE OF CONTENTS                       Page
                                  -----------------                       ----

EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . .   1
NET ASSET VALUE AND DIVIDENDS. . . . . . . . . . . . . . . . . . . . . . .  15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . .  17
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . .  20
MANAGEMENT OF EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . .  21
INDEPENDENT ACCOUNTANTS/EXPERTS. . . . . . . . . . . . . . . . . . . . . .  31
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
ADDITIONAL INFORMATION ON PERFORMANCE. . . . . . . . . . . . . . . . . . .  31
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1


         This Statement of Additional Information is meant to be read in conjunction with Emerald Funds' Prospectus dated _______, 1998 for the Treasury Advantage Institutional Fund and Prime Advantage Institutional Fund, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of either Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by calling 800-637-3759. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


         SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BARNETT BANK OR ANY OTHER BANK AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. EACH FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL FLUCTUATE.

                                    EMERALD FUNDS

         Emerald Funds is a Massachusetts business trust which was organized on March 15, 1988 as an open-end investment company. This Statement of Additional Information pertains to two diversified portfolios of the Emerald Funds -- the Treasury Advantage Institutional Fund and the Prime Advantage Institutional Fund (such portfolios are sometimes called the "Funds"). Emerald Funds also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the address or telephone number stated on the cover page of this Statement of Additional Information.


                          INVESTMENT OBJECTIVES AND POLICIES

         As stated in the Prospectus, the investment objective of both the Treasury Advantage Institutional Fund and the Prime Advantage Institutional Fund is to seek a high level of current income, in each case consistent with liquidity, the preservation of capital and a stable net asset value. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Trustees, Barnett Capital Advisors, Inc. (the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

         Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (I.E, without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

         The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turn-over is not expected to have a material effect on the net investment income of any Fund.

         Emerald Funds is required to identify any securities of its "regular brokers or dealers" or their parents which Emerald Funds acquired during its most recent fiscal year.


         As of November 30, 1997, the Prime Advantage Institutional Fund owned [TO BE PROVIDED].



         As of November 30, 1997, the Treasury Advantage Institutional Fund owned [TO BE PROVIDED].


         In its Advisory Agreement with respect to the Funds, the Adviser agrees that it will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to cause any of the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the sub-advisory fees payable to it by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the Investment Company Act of 1940) acting as principal, except as permitted by the Securities and Exchange Commission ("SEC"). Further, while such allocation is not expected to occur frequently, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the execution of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser or the Distributor, or an affiliated person of any of them, is a member, except as permitted by the SEC. In certain instances, current regulations of the SEC would impose volume, dollar and price restrictions on purchases by the Funds during the existence of such a group or prohibit such purchases altogether.

         Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

         Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees, or the Adviser pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

ADDITIONAL INVESTMENT LIMITATIONS

         Each Fund is subject to the investment limitations enumerated in this sub-section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

         No Fund may:

         1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         7. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

         8. Purchase securities of companies for the purpose of exercising control.

         9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Emerald Funds; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         [Note: In accordance with the current regulations of the SEC, the Prime Advantage Institutional Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the SEC are amended in the future.]

         10.  In addition, as summarized in the Prospectus no Fund may:

         Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guarantee by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

[Note: In construing Investment Limitation 10 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.]

         11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in the Prospectus are not deemed to be pledged for purposes of this limitation.

         Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on futures contracts, the Funds do not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Funds would notify their shareholders and add appropriate descriptions concerning the instruments to the Prospectus and this Statement of Additional Information.

         As stated in the Prospectus under "Investment Principles and Policies," securities subject to unconditional demand features acquired by the Prime Advantage Institutional Fund must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature or other guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an
"Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, the Prime Advantage Institutional Fund may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that the Prime Advantage Institutional Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO).

TYPES OF OBLIGATIONS, INVESTMENT RISKS AND OTHER INVESTMENT INFORMATION

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. Each Fund intends to limit its borrowings (including reverse repurchase agreements), during the next 12 months to not more than 5% of its net assets.

VARIABLE AND FLOATING RATE INSTRUMENTS

         With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of those instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

         In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

         Variable and floating rate instruments may carry nominal maturities in excess of a Fund's maturity limitations if such instruments are U.S. Government obligations or carry demand features that comply with conditions established by the Securities and Exchange Commission. These demand features must permit a Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice.

REPURCHASE AGREEMENTS

         The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by either the Funds' custodian or another independent third party acting as sub-custodian for the Fund involved in the transaction, or in the federal Reserve Treasury Book-Entry System. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

LENDING SECURITIES

         When the Treasury Advantage Institutional Fund or the Prime Advantage Institutional Fund lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or U.S. Government obligations or additionally, in the case of the Prime Advantage Institutional Fund, an irrevocable letter of credit issued by a bank that meets the credit standards of the Prime Advantage Institutional Fund. Collateral for the Treasury Advantage Institutional Fund is limited to cash and U.S. Government obligations. There may be risks of delay in recovering additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, the Funds may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding stock of any one investment company will be owned by the Fund or Emerald Funds as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

U.S. GOVERNMENT OBLIGATIONS

         Examples of the types of U.S. Government obligations that may be held by the Prime Advantage Institutional Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ASSET-BACKED SECURITIES

         The Prime Advantage Institutional Fund may invest in securities backed by installment contracts, credit card receivables and other assets. Asset-backed securities represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

MUNICIPAL OBLIGATIONS

         Assets of the Prime Advantage Institutional Fund may be invested in debt instruments ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions. These investments may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis, is comparable to that of other securities the Fund may purchase. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

         The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed.

         Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Obligations." Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenues of the users of the facilities involved. The credit quality of such bonds is usually directly related to the credit standing of such corporate users. Private activity bonds have been or may be issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such bonds may also be issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

         Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         As described in the Prospectus, the Prime Advantage Institutional Fund may also invest in municipal leases, which may be considered liquid under guidelines established by Emerald Funds' Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Adviser, under the supervision of Emerald Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the importance to the municipality of the property covered by the lease.

         Municipal obligations may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Prime Advantage Institutional Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities that meet the Fund's maturity limitations.

         As described in the Prospectus, the Prime Advantage Institutional Fund may purchase securities in the form of custodial receipts. These custodial receipts are known by a number of names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts."

         Certain municipal obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

         FOREIGN MONEY MARKET INSTRUMENTS. A Fund will invest in obligations of foreign banks and commercial paper issued by foreign issuers as described above only when the Adviser deems the instrument to present minimal credit risk. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign issuers, including foreign banks and foreign branches of U.S. banks, may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

         The Funds may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place beyond the normal settlement date, permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund involved may be required subsequently to place additional assets in the separate account in order that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, that Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments to purchase securities ever exceeded 25% of the value of its total assets. The respective forward purchase commitments of the Treasury Advantage Institutional Fund and Prime Advantage Institutional Fund are not expected to exceed 25% of the value of their respective total assets, absent unusual market conditions or periods of unusual purchase or redemption activity in shares of a Fund such as at calendar year-end or other times; furthermore, a forward commitment or commitment to purchase when-issued securities for any Fund is not expected to exceed 45 days.

         The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives, and the Funds will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a taxable capital gain or loss.

         When the Funds engage in when-issued and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an oppor-tunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund involved in such transactions starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

         The Prime Advantage Institutional Fund may purchase participation interests and trust receipts as described in its Prospectus. Such participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Prime Advantage Institutional Fund may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts the Prime Advantage Institutional Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

GUARANTEED INVESTMENT CONTRACTS

         Generally, a guaranteed investment contract ("GIC") allows a purchaser to buy an annuity with the monies accumulated under the contract; however, the Prime Advantage Institutional Fund will not purchase any such annuities. GICs acquired by the Prime Advantage Institutional Fund are general obligations of the issuing insurance company and not separate accounts. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Prime Advantage Institutional Fund will only purchase GICs from issuers which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the investment adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Prime Advantage Institutional Fund to be illiquid investments, and will be acquired by the Fund subject to its limitation on illiquid investments.

RATINGS AND ISSUER'S OBLIGATIONS

         The ratings of Nationally Recognized Statistical Rating Organizations ("NRSROs") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

         The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

                            NET ASSET VALUE AND DIVIDENDS

         Net asset value per share of each Fund is calculated by adding the value of all portfolio securities and other assets belonging to the particular Fund, subtracting the Fund's liabilities of the Fund, and dividing the result by the number of outstanding shares of that Fund. The net asset value per share for each Fund is calculated separately. Each Fund is charged with the direct expenses of that Fund, and with a share of the general expenses of Emerald Funds. Subject to the provisions of the Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

         Emerald Funds uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

         Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, no Fund will purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the Investment Company Act of 1940 nor maintain a dollar-weighted average maturity which exceeds ninety days. The Board of Trustees has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Should Emerald Funds incur or anticipate any unusual significant expense or loss which might affect disproportionately the income of a Fund, the Board of Trustees would, at that time, consider whether to adhere to its present dividend policies with respect to the Funds, which are described in the Prospectus, or to revise the policies in order to mitigate, to the extent possible, the disproportionate effect the expense or loss might have on the income of a Fund for a particular period.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in Emerald Funds are sold on a continuous basis by Emerald Asset Management, Inc. As described in the Prospectus, except as noted below, shares of the Treasury Advantage Institutional Fund and the Prime Advantage Institutional Fund are sold only to Barnett Bank, N.A. and its affiliates ("Barnett") acting on their own behalf or on behalf of their customer accounts (except employee benefit plan accounts) that invest at least $1 million in a Fund. This minimum investment amount does not apply to customer accounts that owned Fund shares on November 30, 1996. In addition, Fund shares are sold to institutional investors, other than Barnett, that invest at least $1 million in a Fund.

         Under the Investment Company Act of 1940, Emerald Funds may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (Emerald Funds may also suspend or postpone the recordation of the transfer of its shares upon an occurrence of any of the foregoing conditions.)

         In addition to the situations described in the Prospectus under "Redemption of Shares," Emerald Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

         Shares of the Funds are not bank deposits, and are neither insured by, guaranteed by, obligations of, nor otherwise supported by the U.S. Government, any governmental agency, the Adviser or any other bank.


                                DESCRIPTION OF SHARES

         Emerald Funds is a Massachusetts business trust. Under Emerald Funds' Agreement and Declaration of Trust, the beneficial interest in Emerald Funds may be divided into an unlimited number of full and fractional transferable shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of Emerald Funds into one or more additional classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-nine classes of shares. Two of these classes represent interests in the Treasury Advantage Institutional Fund and the Prime Advantage Institutional Fund. The remaining classes represent interests in other investment portfolios of Emerald Funds. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

         Each share in the Treasury Advantage Institutional Fund and the Prime Advantage Institutional Fund has a par value of $.001, represents an equal proportionate interest in the particular Fund involved and is entitled to such dividends and distributions earned on such Fund's assets as are declared in the discretion of the Board of Trustees.

         In the event of a liquidation or dissolution of Emerald Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of Emerald Funds' respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of a particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

         Shareholders of the Funds, as well as those of any other investment portfolio now or hereafter offered by Emerald Funds, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Emerald Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of Emerald

Funds voting together in the aggregate without regard to particular investment portfolios. Shares of Emerald Funds have non-cumulative voting rights and, accordingly, the holders of more than 50% of Emerald Funds' outstanding shares (irrespective of Fund) may elect all Trustees.

         Shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable by Emerald Funds.

         There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. If such should occur, the Trustees then in office will call a shareholders meeting for the election of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Agreement and Declaration of Trust provides that meetings of the shareholders of Emerald Funds shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         Emerald Funds' Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the Investment Company Act of 1940. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                       ADDITIONAL INFORMATION CONCERNING TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          Investment company taxable income earned by the Treasury Advantage Institutional Fund or the Prime Advantage Institutional Fund will be distributed by the Funds to their shareholders, and will be taxable to shareholders as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

          Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually, after reduction for capital loss carryforwards, if any. The Funds will have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the assets the sale of which generated the capital gain. Such distributions will be designated as a capital gains dividend in a written notice mailed by Emerald Funds to shareholders after the close of Emerald Funds' taxable year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          Each Fund is treated as a separate entity for the purpose of determining the Fund's qualification as a "regulated investment company" under the Internal Revenue Code. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all liability for federal income taxes, depending upon the extent of Emerald Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issue), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporate shareholders.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding for prior failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to back-up withholding when required to do so or that they are "exempt recipients."

                             MANAGEMENT OF EMERALD FUNDS

TRUSTEES AND OFFICERS

          The Trustees and officers of Emerald Funds, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                                                         Principal
                                       Position with             Occupations During Past 5
Name and Address                       Emerald Funds            Years and Other Affiliations
----------------                       -------------            ----------------------------
Marshall M. Criser*                    Chairman of the          Of Counsel of the law firm of
3400 Barnett Center                    Board of Trustees        McGuire, Woods, Battle &
50 N. Laura Street                                              Booth LLP; Chairman of the;
Jacksonville, FL  32201                                         law firm of Mahoney, Adams,
Age 69                                                          Criser, P.A. 1989 to December 31,
                                                                1997; Director of BellSouth Corp.,
                                                                Barnett Banks, Inc., FPL Group Inc.
                                                                (electric services), Perini Corp.
                                                                (non-residential building general
                                                                contractors), Flagler System, Inc.,
                                                                and Shands Hospital;  Chairman and
                                                                Director of CSR America Inc.;
                                                                Trustee, University of Florida
                                                                Foundation.

Raynor E. Bowditch                     Trustee                  President, Bowditch
4811 Beach Blvd.                                                Insurance Corporation (a
Suite 105                                                       general lines independent
Jacksonville, FL  33207                                         agency); Director, General
Age 64                                                          Truck Equipment and Trailer Sales;
                                                                Director, Greater Jacksonville Fair
                                                                Association.

Mary Doyle                             Trustee                  Professor of Law, University
University of Miami                                             of Miami Law School, 1995
Law School                                                      to present; Dean in Residence,
1311 Miller Drive                                               Association of American Law
Coral Gables, FL  33124                                         Schools, 1994 to 1995; Dean,
Age 54                                                          University of Miami School of
                                                                Law, 1986 to 1994.

Albert D. Ernest*                      Trustee                  President, Albert Ernest
1560 Lancaster Terrace                                          Enterprises (personal
Suite 1402                                                      investments), 1991 to date;
Jacksonville, FL  32204                                         President and Chief Operating
Age 67                                                          Officer, Barnett Banks, Inc., 1988
                                                                to 1991; Director, Barnett Banks, Inc.,
                                                                1982 to 1991; Director, Florida Rock
                                                                Industries, Inc. (mining and construction
                                                                materials); Director, FRP Properties, Inc.
                                                                (transportation, hauling and real
                                                                estate development); Director, Regency
                                                                Realty, Inc.; Director, Stein Mart, Inc.
                                                                (retail); and Director, Wickes Lumber
                                                                Company.

John G. Grimsley*                      Trustee and              Member of the law firm of
50 N. Laura St.                        President                Grimsley Marker & Iseley,
Suite 3300                                                      P.A., 1996 to date; Member
Jacksonville, FL  32202                                         of the law firm of Mahoney
Age 59                                                          Adams & Criser, P.A., from
                                                                1966 to 1996.


                                     -22-


                                                                         Principal
                                       Position with             Occupations During Past 5
Name and Address                       Emerald Funds            Years and Other Affiliations
----------------                       -------------            ----------------------------
Harvey R. Holding                      Trustee                  Retired; Executive Vice
189 Laurel Lane                                                 President and Chief Financial
Ponte Vedra Beach,                                              Officer, BellSouth Corp.,
FL  32082                                                       1990 to 1993; Vice Chairman
Age 62                                                          of the Board of BellSouth Corp.,
                                                                1991 to 1993; Director, Golden
                                                                Poultry Company,Inc.

William B. Blundin                     Executive                Executive Vice President,
125 West 55th Street                   Vice President           BISYS Fund Services, Inc.,
New York, NY  10019                                             March 1995 to present; Vice
Age 59                                                          President of Emerald Asset
                                                                Management, Inc., March 1995
                                                                to present; Vice Chairman of
                                                                the Board of Concord Holding
                                                                Corporation and Distributor,
                                                                July 1993 to March 1995; Director
                                                                and President of Concord Holding
                                                                Corporation and Distributor,
                                                                February 1987 to March 1995.

Hugh Fanning                           Vice President           Vice President, Emerald
BISYS Fund Services                                             Asset Management, Inc.,
3435 Stelzer Road                                               October 1996 to present;
Columbus, OH  43219-3035                                        Employee of BISYS Fund
Age 44                                                          Services, Inc., August 1992 to
                                                                present; Director of Marketing,
                                                                Ketchum Communications, July 1987
                                                                to August 1992

J. David Huber                         Vice President           Employee of BISYS Fund
BISYS Fund Services                                             Services, Inc., June 1987 to
3435 Stelzer Road                                               present.
Columbus, OH  43219-30-35
Age 51

Martin R. Dean                         Vice President           Employee of BISYS Fund
BISYS Fund Services                                             Services, Inc., May 1994
3435 Stelzer Road                                               to present; Senior Manager
Columbus, OH  43219-3035                                        at KPMG Peat Marwick LLP prior
Age 34                                                          thereto.

Thomas E. Line                         Treasurer                Employee of BISYS Fund
BISYS Fund Services                                             Services, Inc., December 1996
3435 Stelzer Road                                               to present; Senior Manager at
Columbus, OH  43219-3035                                        KPMG Peat Marwick LLP
Age 30                                                          prior thereto.

Jeffrey A. Dalke                       Secretary                Partner, Drinker Biddle &
Philadelphia National                                           Reath LLP (law firm).
  Bank Building
1345 Chestnut Street
Philadelphia, PA  19107-3496
Age 47


                                     -23-


                                                                         Principal
                                       Position with             Occupations During Past 5
Name and Address                       Emerald Funds            Years and Other Affiliations
----------------                       -------------            ----------------------------

George O. Martinez                     Assistant                Senior Vice President and
BISYS Fund Services                    Secretary                Director of Legal and
3435 Stelzer Road                                               Compliance Services, BISYS
Columbus, OH  43218-3035                                        Fund Services, Inc., March
Age 38                                                          1995 to present; Senior Vice President,
                                                                Emerald Asset Management, Inc., August
                                                                1995 to present; Vice President and
                                                                Associate General Counsel, Alliance
                                                                Capital Management, June 1989 to
                                                                March 1995.

William J. Tomko                       Vice President           Employee of BISYS Fund
BISYS Fund Services                                             Services, Inc., April 1987
3435 Stelzer Road                                               to present.
Columbus, OH  43219-3035
Age 38

Robert L. Tuch                         Assistant                Employee of BISYS Fund
BISYS Fund Services                    Secretary                Services, Inc., June 1991 to
3435 Stelzer Road                                               present; Assistant Secretary,
Columbus, OH  43219-3035                                        Emerald Asset Management, Inc.,
Age 46                                                          August 1995 to present; Vice President
                                                                and Associate General Counsel with
                                                                National Securities Research Corp.,
                                                                July 1990 to June 1991.

Alaina V. Metz                         Assistant                Chief Administrator,
BISYS Fund Services                    Secretary                Administrative and
3435 Stelzer Road                                               Regulatory Services, BISYS
Columbus, OH  43219-3035                                        Fund Services, Inc., June 1995
Age 30                                                          to present; Supervisor, Mutual
                                                                Fund Legal Department, Alliance Capital
                                                                Management, May 1989 to June 1995.


-------------------

   * These Trustees may be deemed to be "interested persons" of Emerald Funds as defined in the Investment Company Act of 1940.

                       --------------------------------

         Effective March 1, 1997, each Trustee receives an annual fee of $15,000 plus $2,000 for each meeting attended and reimbursement of expenses incurred as a Trustee. Additionally, the Chairman and President of the Board of Trustees each receive an additional annual fee of $5,000 for service in such capacities. On a case-by-case basis, the Board of Trustees also may approve additional compensation for any Trustee who serves on a special committee appointed by the Board or the Chairman or for any Trustee who is assigned to a special project approved by the Board or the Chairman.

         Remuneration for services rendered during Emerald Funds' fiscal year ended November 30, 1997 and distributed to all Trustees and officers as a group was $_____________. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives legal fees as counsel to Emerald Funds. As of __________, 1998, the Trustees and officers of Emerald Funds, as a group, owned less than 1% of the outstanding shares of each Fund and each of the other investment portfolios of Emerald Funds.


         The following chart provides certain information about the fees received by the Emerald Fund's Trustees for the fiscal year ended
November 30, 1997 for their services as members of the Board of Trustees and Committees thereof:




                                                                     TOTAL
                                        PENSION OR                COMPENSATION
                           AGGREGATE    RETIREMENT    ESTIMATED      FROM
                         COMPENSATION    BENEFITS      ANNUAL    EMERALD FUNDS
                           FROM THE     ACCRUED AS    BENEFITS     AND FUND
   NAME OF PERSON          EMERALD     PART OF FUND     UPON     COMPLEX*  PAID
    AND POSITION            FUNDS        EXPENSES    RETIREMENT   TO TRUSTEES
   --------------        ------------  ------------  ----------  --------------
Chesterfield H. Smith                       N/A          N/A
Former Chairman of the
Board of Trustees**

Marshall M. Criser                          N/A          N/A
Chairman of the Board
of Trustees***

John G. Grimsley                            N/A          N/A
President and Trustee].

Raynor E. Bowditch                          N/A          N/A
Trustee

Mary Doyle                                  N/A          N/A
Trustee

Albert D. Ernest                            N/A          N/A
Trustee

Harvey R. Holding                           N/A          N/A
Trustee


--------------------------

*   The "Fund Complex" consists solely of Emerald Funds.

** Mr. Smith resigned as a member of the Board of Trustees of Emerald Funds, effective February 15, 1997.

*** Mr. Criser was appointed Trustee and Chairman of the Board of Emerald Funds effective upon the resignation of Mr. Smith on February 15, 1997.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Emerald Funds' Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of Emerald Funds for the acts or obligations of Emerald Funds, and that every note, bond, contract, order or other undertaking made by Emerald Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Agreement and Declaration of Trust also provides that Emerald Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Emerald Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Emerald Funds itself would be unable to meet its obligations.

         The Agreement and Declaration of Trust further provides that all persons having any claim against the Trustees or Emerald Funds shall look solely to the trust property for payment; that no Trustee of Emerald Funds shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of Emerald Funds; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees will indemnify representatives and employees of Emerald Funds to the same extent that Trustees are entitled to indemnification.

ADVISORY SERVICES

         Barnett Capital Advisors, Inc. (the "Adviser") assumed, as of June 29, 1996, the responsibilities of Barnett Banks Trust Company, N.A. ("BBTC") as investment adviser to each Fund. As of December 1, 1996, the Adviser assumed sole advisory responsibility for the Funds under a new agreement, and Rodney

Square Management Corporation ("Rodney Square"), a wholly-owned subsidiary of Wilmington Trust Company, which served as the Funds' former sub-investment adviser, ceased to provide sub-investment advisory services to the Funds.

         In its Investment Advisory Agreement, the Adviser has agreed to provide the services described in the Prospectus and to pay all expenses it incurs in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction costs, if any, purchased or sold for each Fund.


         For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, Emerald Funds has agreed to pay the Adviser fees, computed daily and paid monthly, at the annual rate of .10% of the average net assets of each Fund. The fees payable to the Adviser are not subject to reduction as the value of each Fund's net assets increases. From time to time, however, the Adviser may waive fees or reimburse the Funds for expenses voluntarily. See "Management of Emerald Funds - Distribution and Administration Services" below for further information regarding the waiver of fees and reimbursement of expenses by the Adviser with respect to the Funds. During the fiscal year ended November 30, 1997, the Adviser received (net of waivers and reimbursements) advisory fees totalling $__________ for the Treasury Advantage Institutional Fund and $__________ for the Prime Advantage Institutional Fund. For the fiscal years ended November 30, 1996 and 1995 Rodney Square was entitled to receive sub-advisory fees from the Funds at the contractual annual rate of .15% of the average net assets of each Fund. During these two fiscal years Rodney Square received (net of waivers and reimbursements) sub-advisory fees totalling $214,144 and $212,078, respectively, for the Treasury Advantage Institutional Fund and $192,134 and $173,413, respectively, for the Prime Advantage Institutional Fund. For the fiscal years ended November 30, 1996 and 1995, Rodney Square reimbursed sub-advisory fees totalling $1,488 and $32,074 for the Prime Advantage Institutional Fund and $2,446 and $32,055 for the Treasury Advantage Institutional Fund.


         Under the Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by Emerald Funds in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

         The Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         The Adviser believes, with respect to its activities as required by the Investment Advisory Agreement and as contemplated by the Prospectus and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser may perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and that future changes in either federal or state statutes and regulations relating to the permissible activities of banks and trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser from continuing to perform such services for the Funds. If the Adviser were prohibited from continuing to perform advisory services for the Funds, it is expected that the Board of Trustees would recommend that the Funds enter into another agreement or would consider the possible termination of the Funds. Any new advisory agreement would be subject to shareholder approval.

         On the other hand, as described herein, Emerald Funds is currently distributed by Emerald Asset Management, Inc., and BISYS Fund Services Limited Partnership provides the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling or distributing shares of an investment company were relaxed, the Funds expect that the Adviser would consider the possibility of offering to perform some or all of the services now provided by BISYS Fund Services Limited Partnership and Emerald Asset Management, Inc. From time to time, legislation modifying such restrictions has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. The Funds therefore expect that if this or similar legislation were enacted, the Adviser's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform additional services now provided by BISYS Fund Services Limited Partnership and Emerald Asset Management, Inc. In this regard it may be noted that the Adviser has entered into an agreement whereunder the Adviser (or an affiliate) may acquire Emerald Asset Management, Inc. under specified conditions. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such a non-bank affiliate might offer to provide services for consideration by the Board of Trustees.

DISTRIBUTION AND ADMINISTRATION SERVICES

         Emerald Funds has entered into a distribution agreement with Emerald Asset Management, Inc. (the "Distributor") under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. No compensation is payable by the Funds to the Distributor for its distribution services.

         BISYS Fund Services Limited Partnership (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as administrator to each Fund. In the administration agreement, the Administrator has agreed to provide administrative services as described in the Prospectus. The Administrator has also agreed to pay all expenses incurred by it in connection with its activities under its agreement except certain out-of-pocket expenses relating to its fund accounting responsibilities and as otherwise described in this Statement of Additional Information and the Prospectus.

         Emerald Funds has agreed to pay the Administrator fees for its services as Administrator, computed daily and paid monthly, at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all portfolios of Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets.
From time to time, the Administrator may waive fees or reimburse the Fund for expenses voluntarily.

         Prior to April 1, 1996, Concord Holding Corporation, the Trust's prior administrator which was acquired by The BISYS Group, Inc. in 1995, received administration fees under administration agreements then in effect for the Funds which provided for different administration fee rates than those currently in effect.

         For the fiscal year ended November 30, 1997, the Administrator received (net of waivers and reimbursements) administration fees totalling $_________ for the Treasury Advantage Institutional Fund and $_________ for the Prime Advantage Institutional Fund. For the fiscal year ended November 30, 1996 the Administrator and prior administrator received (net of waivers and reimbursements) administration fees totalling $147,230 for the Treasury Advantage Institutional Fund and $127,899 for the Prime Advantage Institutional Fund. For the fiscal year ended November 30, 1995, the prior administrator received (net of waivers and reimbursements) administration fees totalling $212,078 for the Treasury Advantage Institutional Fund and $173,413 for the Prime Advantage Institutional Fund. For the fiscal year ended November 30, 1997 the Administrator reimbursed administration fees totalling $__________ for the Treasury Advantage Institutional Fund and $_________ for the Prime Advantage Institutional Fund. For the fiscal year ended November 30, 1996, the Administrator and prior administrator reimbursed no administration fees for the Funds. For the fiscal year ended November 30, 1995, the prior administrator reimbursed administration fees totalling $32,055 for the Treasury Advantage Institutional Fund and $32,074 for the Prime Advantage Institutional Fund.

         The administration agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by Emerald Funds in connection with the performance of the administration agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

CUSTODIAN AND TRANSFER AGENT


         Emerald Funds has appointed The Bank of New York, 90 Washington Street, New York, New York 10286 as custodian for the Funds. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 provides transfer agency and dividend disbursing services for the Funds.

OPERATING EXPENSES

         Operating expenses borne by the Funds include taxes; interest; fees and expenses of Trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, the Administrator or any of their affiliates; Securities and Exchange Commission fees; state securities fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

                      INDEPENDENT ACCOUNTANTS/EXPERTS


         [                            ] serves as independent accountants for
Emerald Funds.  The financial statements dated November 30, 1997 which
[                ] into this Statement of Additional Information have been
[                   ] in reliance on the report of [                    ]
given on the authority of said firm as experts in auditing and accounting.

                                  COUNSEL

         Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to Emerald Funds and will pass upon the legality of the shares offered by the Prospectus.

                   ADDITIONAL INFORMATION ON PERFORMANCE

         The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by banks or other financial intermediaries on their customers for cash management services are not reflected in Emerald Funds' calculations of yields for the Funds.

         The current yield for each of the Funds may be obtained by calling the Distributor at 800-637-3759. For the seven-day period ending November 30, 1997, the annualized yields of the Treasury Advantage Institutional Fund and Prime Advantage Institutional Fund were ____% and ____%, respectively, and the effective yields of such Funds were ____% and ____%, respectively.

         In addition, each of the Funds may quote from time to time its total return in accordance with SEC regulations. From time to time, the Funds may also include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

         In addition, in such communications, the Adviser may offer opinions on current economic conditions.

                               MISCELLANEOUS

         As used in this Statement of Additional Information and in the Prospectuses a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental policy, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.

         As of __________, 1998, the Adviser and its affiliated banks owned of record substantially all of the outstanding shares of the Treasury Advantage Institutional Fund and Prime Advantage Institutional Fund on behalf of their customer accounts. The Adviser and such affiliated banks were also the beneficial owners of the following percentages of shares that were outstanding on such date because the Adviser and its affiliates possessed voting or investment discretion with respect to such shares: Treasury Advantage Institutional Fund - Institutional Shares (___%), Prime Advantage Institutional Fund - Institutional Shares (___%), Treasury Fund -Institutional Shares (_____%), Treasury Fund - Service Shares (___%), Prime Fund - Institutional Shares (_____%), Prime Fund - Service Shares (_____%), Tax-Exempt Fund - Institutional Shares (___%), Tax-Exempt Fund - Service Shares (_____%), Equity Fund - Institutional Shares (_____%), Equity Value Fund - Institutional Shares (___%); Small Capitalization Fund - Institutional Shares (_____%), Balanced Fund - Institutional Shares (_____%), U.S. Government Securities Fund - Institutional Shares (_____%), Managed Bond Fund
- Institutional Shares (_____%), International Equity Fund - Institutional Shares (___%); Short-Term Fixed Income Fund - Institutional Shares (___%); and Florida Tax-Exempt Fund - Institutional Shares (_____%).


         As of __________, 1998, the name, address and percentage of the outstanding shares held by other investors who may have owned of record or beneficially 5% or more of the outstanding shares of a particular class of a Fund were as follows: [to be provided]

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Funds' Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                            FINANCIAL STATEMENTS

         The audited financial statements and related report of
[                  ], the independent auditors for Emerald Funds, contained
in the Funds' annual report to shareholders for the fiscal year ended
November 30, 1997 (the "Annual Report") are [                   ]. Copies of
the Annual Report may be obtained by writing to BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 or by calling 800-637-3759.

                                 APPENDIX A


COMMERCIAL PAPER RATINGS


         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.


         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:


         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.


         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".


         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."


         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.


         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


         "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


         "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


         "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.


         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                                    EMERALD FUNDS

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade.

Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:



          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.



          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.



          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.



          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



          "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.



          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.



          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:


          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.



          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.



          "SG" - This designation denotes speculative quality and lack of margins of protection.



          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    EMERALD FUNDS
                      Retail Shares and Institutional Shares of
             (Equity Fund, Equity Value Fund, International Equity Fund,
                 Small Capitalization Fund, Balanced Fund, Short-Term
                 Fixed Income Fund, U.S. Government Securities Fund,
                     Managed Bond Fund, Florida Tax-Exempt Fund,
                    Prime Fund, Treasury Fund and Tax-Exempt Fund)

                                      FORM N-1A

                                CROSS REFERENCE SHEET

                               PURSUANT TO RULE 495(a)

                  --------------------------------------------

Part B                                       Heading in Statement of
Item No.                                     Additional Information
--------                                     ------------------------

10.  Cover Page. . . . . . . . . . . . . .   Cover Page

11.  Table of Contents . . . . . . . . . .   Table of Contents

12.  General Information and
     History . . . . . . . . . . . . . . .   Emerald Funds

13.  Investment Objectives and
     Policies. . . . . . . . . . . . . . .   Investment Objectives and Policies;
                                             Net Asset Value

14.  Management of the Fund. . . . . . . .   Management of Emerald Funds;
                                             Miscellaneous

15.  Control Persons and Principal
     Holders of Securities . . . . . . . .   See Prospectus-"Management of the
                                             Fund(s)"; Miscellaneous

16.  Investment Advisory and
     Other Services. . . . . . . . . . . .   Management of Emerald Funds;
                                             Independent Accountants/Experts;
                                             Counsel

17.  Brokerage Allocation and
     Other Practices . . . . . . . . . . .   Additional Purchase and Redemption
                                             Information; Description of Shares

18.  Capital Stock and Other
     Securities. . . . . . . . . . . . . .   Description of Shares

19.  Purchase, Redemption and
     Pricing of Securities
     Being Offered . . . . . . . . . . . .   Net Asset Value; Additional
                                             Purchase and Redemption
                                             Information; Description of Shares

20.  Tax Status. . . . . . . . . . . . . .   Additional Information Concerning
                                             Taxes

21.  Underwriters. . . . . . . . . . . . .   Management of Emerald Funds

22.  Calculation of
     Performance Data. . . . . . . . . . .   Net Asset Value; Additional
                                             Information on Performance
                                             Calculations

23.  Financial Statements. . . . . . . . .   Financial Statements

                                    EMERALD FUNDS

                         Statement of Additional Information
                                    *Equity Fund*
                                 *Equity Value Fund*
                             *International Equity Fund*
                             *Small Capitalization Fund*
                                   *Balanced Fund*
                            *Short-Term Fixed Income Fund*
                          *U.S. Government Securities Fund*
                                 *Managed Bond Fund*
                              *Florida Tax-Exempt Fund*
                                     *Prime Fund*
                                   *Treasury Fund*
                                  *Tax-Exempt Fund*

                                  ___________, 1998


                                  TABLE OF CONTENTS
                                  -----------------

                                                                                   Page
                                                                                   ----
EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . .  1
NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . 36
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . . . . . 45
MANAGEMENT OF EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
INDEPENDENT ACCOUNTANTS/EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . 77
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS . . . . . . . . . . . . . . . . 77
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-1

          This Statement of Additional Information, which applies to Retail and Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds (the "Equity and Fixed Income Funds") and to Retail Shares of the Prime, Treasury and Tax-Exempt Funds (the "Money Market Funds"), is meant to be read in conjunction with the Prospectuses dated _________, 1998 with respect to Institutional and Retail Shares of the Equity and Fixed Income Funds and Retail Shares of the Money Market Funds, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in Institutional Shares or Retail Shares of the Equity and Fixed Income Funds or in Retail Shares of the Money Market Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 800-637-3759. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.


SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BARNETT BANK OR ANY OTHER BANK AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL FLUCTUATE.

                                    EMERALD FUNDS


          Emerald Funds (the "Trust") is a Massachusetts business trust which was organized on March 15, 1988 as an open-end investment company. This Statement of Additional Information pertains to Retail and Institutional Shares of the Equity and Fixed Income Funds (of which the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds are classified as diversified portfolios and the Florida Tax-Exempt Fund is classified as a non-diversified portfolio) and to Retail Shares of the Money Market Funds (all of which are classified as diversified). The Equity and Fixed Income Funds and the Money Market Funds are sometimes referred to as the "Funds." Emerald Funds also currently offers other classes of shares in each of the Money Market Funds (Institutional Shares and Service Shares), as well as shares in other investment portfolios. These other share classes and portfolios are described in separate Prospectuses and Statements of Additional Information. For further information, contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.


                          INVESTMENT OBJECTIVES AND POLICIES

          The Prospectuses for the Funds describe the Funds' investment objectives. The following policies supplement the Funds' respective investment objectives and policies as set forth in their Prospectuses.

PORTFOLIO TRANSACTIONS

          Subject to the general supervision of the Board of Trustees, Barnett Capital Advisors, Inc. (the "Adviser") makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Equity and Fixed Income Funds (except the International Equity Fund) and for the Prime and Treasury Funds. Brandes Investment Partners, L.P. ("Brandes") performs such services (except for the management of cash balances) for the International Equity Fund and Rodney Square Management Corporation ("Rodney Square" and, together with Brandes, the "Sub-Advisers"), a wholly-owned subsidiary of Wilmington Trust Company, has similar responsibilities for the Tax-Exempt Fund. The Sub-Advisers are subject to the general supervision of both the Board of Trustees and the Adviser. (The Sub-Advisers do not provide sub-advisory services for any of the other Funds.)

          The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities (such as those held by the Money Market Funds), including options, whose maturities or expiration dates at the time of acquisition are thirteen months or less. Portfolio turnover may vary greatly from year to year, as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The portfolio turnover rates for the fiscal years ended November 30, 1997 and 1996 were ___% and 89%, respectively, for the Equity Fund; ___%, ___% and 53%, respectively, for the U.S. Government Securities Fund; ___% and 152%, respectively, for the Florida Tax-Exempt Fund; ___% and 356%, respectively, for the Small Capitalization Fund; ___% and 106%, respectively, for the Balanced Fund; ___% and 138%, respectively, for the Short-Term Fixed Income Fund; and ___% and 97%, respectively, for the Managed Bond Fund. On March 9, 1996, each of these Funds terminated its offering of Class B Shares under the then current sales load schedule and such shares subsequently converted to Retail Shares of the particular Fund. The portfolio turnover rates for the Funds for the period December 1, 1995 to March 11, 1996 were 47% for the Equity Fund; 20% for the U.S. Government Securities Fund; 147% for the Small Capitalization Fund; 48% for the Balanced Fund; 19% for the Short-Term Fixed Income Fund; and 50% for the Managed Bond Fund. The portfolio turnover rates for the fiscal year ended November 30, 1997 and for the period December 27, 1995 (commencement of operations) through November 30, 1996 were ___% and 19%, respectively, for the Equity Value Fund and ___% and 50%, respectively, for the International Equity Fund. No Class B Shares of the Equity Value and International Equity Funds were offered during the period ended November 30, 1996.


          Because the Money Market Funds invest only in short-term instruments, their portfolio turnover rate is expected to be zero for regulatory reporting purposes. The Money Market Funds do not intend to seek profits from short-term trading. Because these Funds invest only in short-term debt instruments, their annual portfolio turnover rates will on an actual basis be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of the Money Market Funds. Portfolio turnover will not be a limiting factor in making portfolio decisions for any Fund.



          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. For the fiscal years ended November 30, 1997, 1996 and 1995, the Equity Fund paid _________, $492,625 and $579,942, respectively, in brokerage commissions.
For the fiscal years ended November 30, 1997, 1996 and 1995, the Small Capitalization Fund paid $____________, $1,537,302 and $706,112, respectively, and the Balanced Fund paid $____________, $199,228 and $138,534, respectively, in brokerage commissions. For the fiscal year ended November 30, 1997, the Equity Value Fund paid $____________ and the International Equity Fund paid $___________ in brokerage commissions. For period from commencement of operations (December 27, 1995) through November 30, 1996, the Equity Value Fund paid $6,987 and the International Equity Fund paid $27,262 in brokerage commissions.


          Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser (or Sub-Adviser for the International Equity and Tax-Exempt Funds) will normally deal directly with the dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.


          Securities purchased and sold by the Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund, Florida Tax-Exempt Fund and Money Market Funds are generally traded in the over-the-counter market on a net basis (I.E., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The fixed income securities that the Balanced Fund purchases and sells are also generally traded in this manner. The cost of newly issued securities purchased from underwriters includes an underwriting commission or concession. The prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the fiscal years ended November 30, 1997, 1996 and 1995, no Funds other than the Equity Fund, Small Capitalization Fund, Balanced Fund, Equity Value Fund (for the period from the commencement of operations on December 27, 1995) and International Equity Fund (for the period from the commencement of operations on December 27, 1995) paid any brokerage commissions.


          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser (or the Sub-Adviser as applicable) believes such practice to be in the Fund's interests.

          Emerald Funds is required to identify any securities of its "regular brokers or dealers" or their parents which Emerald Funds acquired during its most recent fiscal year.


          During the fiscal year ended November 30, 1997, [INFORMATION TO BE PROVIDED].

          In its Advisory Agreements the Adviser agrees with respect to the Equity and Fixed Income Funds and with respect to the Prime and Treasury Funds, and in the Sub-Advisory Agreements the Sub-Advisers agree with respect to the International Equity Fund and Tax-Exempt Fund, to seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser and Sub-Advisers will consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the respective Agreements authorize the Adviser and Sub-Advisers to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser (or Sub-Adviser with respect to the International Equity Fund and Tax-Exempt Fund) determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser (or Sub-Adviser) to the Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. For the fiscal years ended November 30, 1997, 1996 and 1995 approximately $___________, $147,071,037 and
$397,588,560, respectively, in brokerage transactions for the Equity Fund (involving the payment of $____________, $207,458 and $597,942, respectively, in brokerage commissions) were allocated to brokers because of research services provided. For the fiscal years ended November 30, 1997, 1996 and 1995, approximately $______________, $117,426,203 and $323,757,624,
respectively, in brokerage transactions for the Small Capitalization Fund (involving payment of $____________, $281,263 and $3,974, respectively, in brokerage commissions) were allocated to brokers because of research services provided. For the fiscal years ended November 30, 1997, 1996 and 1995, approximately $___________, $34,826,958 and $108,669,292, respectively, in brokerage transactions for the Balanced Fund (involving payment of $_____________, $51,253 and $54,779, respectively, in brokerage commissions) were allocated to brokers because of research services provided. For the fiscal year ended November 30, 1997, approximately _____________ in brokerage transactions for the Equity Value Fund (involving the payment of ___________ in brokerage commissions) was allocated to brokers because of research services provided. For the fiscal year ended November 30, 1997 approximately ______________ in brokerage transactions for the International Equity Fund (involving the payment of

_______________ in brokerage commissions) was allocated to brokers because of research services provided. For the period from the commencement of operations of the Equity Value Fund and the International Equity Fund on December 27, 1995 through November 30, 1996, approximately $1,464,163 and $15,250,082, respectively, in brokerage transactions (involving payment of $2,988 and $3,401, respectively, in brokerage commissions) were allocated to brokers because of research services provided.

          Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser (and Sub-Advisers) and does not reduce the advisory fees payable to the Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Advisers, the Distributor or an affiliated person of any of them (as such term is defined in the Investment Company Act of 1940) acting as principal, except as permitted by the Securities and Exchange Commission. Further, while such allocation is not expected to occur frequently, the Adviser (and Sub-Adviser as applicable) is authorized to allocate purchase and sale orders for portfolio securities to broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with the Adviser or a Sub-Adviser, to take into account the sale of Fund shares if the Adviser (or Sub-Adviser) believes that the quality of the execution of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor, the Adviser or a Sub-Adviser, or an affiliated person of any of them, is a member, except as permitted by the Securities and Exchange Commission ("SEC"). In certain instances, current regulations of the SEC would impose volume, dollar and price restrictions on purchases by the Funds during the existence of such a group or prohibit such purchases altogether.

          Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser and Sub-Advisers. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser (or Sub-Adviser as applicable) believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser and Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. With respect to a Money Market Fund in such an event, the Board of Trustees or the Adviser (Sub-Adviser with respect to the Tax-Exempt
Fund), pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission. With respect to an Equity and Fixed Income Fund, the Adviser (Sub-Adviser with respect to the International Equity
Fund) anticipates selling such a security in an orderly manner as soon as possible. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

FUNDAMENTAL POLICIES

          Each Fund is subject to the fundamental policies enumerated in this sub-section, which policies may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

          No Fund may:

          1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective(s), policies and limitations may be deemed to be underwriting.

          4. Except for the International Equity and Equity Value Funds (which are subject to the limitation stated below), write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

          5. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a particular Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

          6. Except for the International Equity and Equity Value Funds (which are subject to the limitation stated below), purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          7. Except for the International Equity and Equity Value Funds (which are subject to the limitation stated below), purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective(s), purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          8. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective(s) and policies and may lend portfolio securities.

          9. Purchase securities of companies for the purpose of exercising control.

          In addition, the Funds, (except the Florida Tax-Exempt Fund) may not:

          10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, (a) with respect to each of these Funds, except the Prime Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (b) with respect to the Prime Fund, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or (c) in the case of any of these Funds, more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Emerald Funds; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, with respect to each Fund (except the U.S. Government Securities Fund) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

          [Note: In accordance with the current regulations of the SEC, the Prime Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period that does not exceed three business days. This practice, which is not a fundamental policy of the Fund, would be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.]

          The Florida Tax-Exempt Fund may not:

          11. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Emerald Funds, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations so long as no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for such securities. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

          In addition, the Prime Fund and the Tax-Exempt Fund may not:

          12. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

[Note: In construing Investment Limitation 12 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.]

          The Equity and Fixed Income Funds may not:

          13. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in fundamental policy No. 10 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          In addition, the Florida Tax-Exempt Fund and the Tax-Exempt Fund may not:

          14. Invest less than 80% of their net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, municipal obligations that are subject to federal alternative minimum tax are considered taxable.

          In addition, the International Equity and Equity Value Funds may not:

          15. Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts, financial instruments, currencies, forward currency exchange contracts and swaps, floors and caps.

          16. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts, currencies and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          17. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; and each Fund may enter into foreign currency contracts and related options to the extent permitted by its investment objective and policies.

          Although the foregoing fundamental policies would permit the Funds to invest in options, futures contracts and options on futures contracts, the Money Market Funds do not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Money Market Funds would notify their shareholders and add appropriate descriptions concerning the instruments to their Prospectuses and this Statement of Additional Information.

     As stated in the Prospectus under "Investment Principles and Policies," securities subject to unconditional demand features acquired by the Prime Fund must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature or other guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, the Prime Fund may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that the Prime Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO).


TYPES OF OBLIGATIONS, INVESTMENT RISKS AND OTHER INVESTMENT INFORMATION

REVERSE REPURCHASE AGREEMENTS

          At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. Each Fund intends to limit its borrowings (including reverse repurchase agreements) during the next 12 months to not more than 5% of its net assets.

VARIABLE AND FLOATING RATE INSTRUMENTS

          With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectuses, the Adviser (or Sub-Adviser as applicable) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

          In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          Variable and floating rate instruments purchased by the Money Market Funds may carry nominal maturities in excess of those Funds' maturity limitations if such instruments carry demand features that comply with conditions established by the Securities and Exchange Commission. In order to be purchased by a Money Market Fund, these instruments must permit a Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice.

REPURCHASE AGREEMENTS

          The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by either the Funds' custodian or another independent third party acting as sub-custodian for the Funds, or in the Federal Reserve/Treasury Book-Entry System. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

LENDING SECURITIES

          When a Fund lends its securities, it continues to receive interest (and dividends with respect to the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds) on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Government securities, securities of U.S. Government agencies and instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of a Fund for short-term instruments, except that collateral for the U.S. Government Securities Fund is limited to cash and securities of the U.S. Government and its agencies and instrumentalities and collateral for the Treasury Fund is limited to cash and U.S. Government securities. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

          In seeking to attain their investment objectives, the Funds may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding stock of any one investment company will be owned by the Fund or Emerald Funds as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

U.S. GOVERNMENT OBLIGATIONS

          Examples of the types of U.S. Government obligations that may be held by the Equity and Fixed Income Funds and the Prime Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

STRIPPED SECURITIES

          Although "stripped" securities may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

ASSET-BACKED SECURITIES

          The Balanced, Short-Term Fixed Income, Managed Bond, and Prime Funds may invest in securities backed by installment contracts, credit card receivables and other assets. Asset-backed securities represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities. These Funds, as well as the U.S. Government Securities Fund, may also invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

          As stated in the Prospectuses, certain mortgage-backed securities that are acquired may be collateralized mortgage obligations ("CMOs"), which are issued in multiple classes. These classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

RATINGS AND ISSUER'S OBLIGATIONS

          The ratings of Nationally Recognized Statistical Rating Organizations ("NRSROs") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

          The Funds may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis. The transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place beyond the normal settlement date, permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place.

          When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, that Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments to purchase securities ever exceeded 25% of the value of its total assets. Forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets, absent unusual market conditions or periods of unusual purchase or redemption activity in shares of a Fund, such as at calendar year-end or other times; furthermore, a forward commitment or commitment to purchase when-issued securities for any Fund is not expected to exceed 45 days.

          The Funds do not intend to engage in when-issued purchases or forward commitments for speculative purposes but only in furtherance of their investment objectives, and a Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

          When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund involved in such transactions starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

CERTAIN SHORT-TERM INVESTMENTS

          The Funds (other than the U.S. Government Securities Fund, Treasury Fund and Tax-Exempt Fund) may make the following short-term investments. The Adviser expects that during the next twelve months the Florida Tax-Exempt Fund will not invest more than 5% of its net assets at the time of purchase in instruments within any single category of the instruments described.

          BANK OBLIGATIONS. Bank obligations include U.S. dollar-denominated certificates of deposit, bankers' acceptances and time deposits, issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. A Fund may also invest in certificates of deposit and time deposits of domestic branches of U.S. banks having total assets less than $1 billion if such certificates of deposit and time deposits are fully insured by the Federal Deposit Insurance Corporation. Investments by the Funds in the obligations of foreign banks and foreign branches of domestic banks may not exceed 25% of the value of the Fund's total assets at the time of investment. Certain bank obligations of domestic branches of foreign banks will be considered to be investments in domestic banks as described above in the section entitled "Fundamental Policies." Investments by the Florida Tax-Exempt Fund in the obligations of foreign banks and foreign branches of domestic banks (excluding bank letters of credit, guarantees and similar forms of credit or liquidity support) normally may not exceed 20% of the value of the Fund's total assets at the time of investment. These Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

          COMMERCIAL PAPER. Investments by such Funds in commercial paper will consist of issues with remaining maturities of 13 months or less. Commercial paper purchased by a Fund may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer and Yankee paper, which is U.S. dollar-denominated commercial paper issued by foreign issuers in the United States.

          FOREIGN MONEY MARKET INSTRUMENTS. A Fund will invest in obligations of foreign banks and commercial paper issued by foreign issuers as described above only when the Adviser deems the instrument to present minimal credit risk. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments.
In addition, foreign issuers, including foreign banks and foreign branches of U.S. banks, may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

MUNICIPAL OBLIGATIONS

          Assets of the two Tax-Exempt Funds may be invested in debt instruments ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions. The Balanced, Short-Term Fixed Income, Managed Bond, and Prime Funds may also acquire municipal obligations, which may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund may purchase. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed.

          Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "municipal obligations." Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenues of the users of the facilities involved. The credit quality of such bonds is usually directly related to the credit standing of such corporate users. Private activity bonds have been or may be issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such bonds may also be issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

          As described in the Prospectuses, these Funds may also invest in municipal leases, which may be considered liquid under guidelines established by Emerald Funds' Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Emerald, under the supervision of Emerald Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the importance to the municipality of the property covered by the lease.

          Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          Municipal obligations may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, these Funds may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities that meet any applicable maturity limitations.

          As described in their Prospectuses, the Balanced, Managed Bond, Short-Term Fixed Income, Prime and the two Tax-Exempt Funds may purchase securities in the form of custodial receipts. These custodial receipts are known by a number of names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts."

          Certain municipal obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The two Tax-Exempt Funds may invest more than 25% of their total assets in municipal obligations covered by insurance policies.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for the interest on municipal obligations. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must take all tax-exempt interest into account in determining certain adjustments for Federal alternative minimum tax purposes. Emerald Funds cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the two Tax-Exempt Funds and the liquidity and value of those Funds' portfolios. In such an event, Emerald Funds would reevaluate the investment objective and policies of the two Tax-Exempt Funds and consider possible changes in their structure or possible dissolution.

STAND-BY COMMITMENTS

          The two Tax-Exempt Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the instruments involved.

          The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's or Sub-Advisers' opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser or Sub-Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          The Tax-Exempt Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by these Funds would be valued at zero in determining net asset value.

INTEREST RATE SWAPS, FLOORS AND CAPS

          The Balanced, Short-Term Fixed Income and Managed Bond Funds may enter into interest rate swaps and purchase interest rate floors and caps for hedging purposes and not for speculation. A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, it is believed that such obligations do not constitute senior securities as defined in the Investment Company Act of 1940 and, accordingly, these transactions are not treated as being subject to a Fund's borrowing restrictions. If there is a default by the other party to an interest rate swap or interest rate floor or cap transaction, the Fund involved will have contractual remedies pursuant to other agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

          The Balanced, Short-Term Fixed Income, Managed Bond, and Prime Funds may purchase participation interests and trust receipts as described in the Prospectuses. Such participation interests and trust receipts may have fixed, floating or variable rates of interest, and when purchased for the Prime Fund, will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund involved may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

GUARANTEED INVESTMENT CONTRACTS

          Generally, a guaranteed investment contract ("GIC") allows a purchaser to buy an annuity with the monies accumulated under the contract; however, the Funds will not purchase any such annuities. GICs acquired by the Funds are general obligations of the issuing insurance company and not separate accounts. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Funds will only purchase GICs from issuers which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the investment adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Funds to be illiquid investments, and will be acquired by the Funds subject to its limitation on illiquid investments.

OPTIONS TRADING

          As stated in the Prospectuses, each Equity and Fixed Income Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities or to various indices. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.
A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.

          The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

          A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser (or Sub-Adviser with respect to the International Equity Fund) believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.
If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND

          The effectiveness of purchasing or writing foreign stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the foreign stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on foreign stock indexes would be subject to Brandes' ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment would be accurate or that the use of these portfolio strategies would be successful. The International Equity Fund may engage in foreign stock index options transactions that are determined to be consistent with its efforts to control risk.

          When the Fund writes an option on a foreign stock index, it will establish a segregated account with its custodian or with a foreign sub-custodian in which International Equity will deposit liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS -- INTERNATIONAL EQUITY FUND

          Because the International Equity Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not required to, enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. The Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

          A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date.

These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into the Fund's long-term investment decisions, the Fund does not expect to routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS") AND GLOBAL DEPOSITORY RECEIPTS ("GDRS")

          The Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds may invest their assets in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, and in EDRs and GDRs, which are receipts issued by non-U.S. financial institutions evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR and GDR prices are generally denominated in foreign currencies. The securities underlying an ADR, EDR or GDR will also normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities. As discussed above under "Foreign Money Market Instruments," investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns: the possible imposition of foreign withholding taxes on interest income payable on such instruments; the possible establishment of exchange controls; the possible seizure or nationalization of foreign deposits or the adoption of other foreign branches of U.S. banks; may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

WARRANTS

          Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE SECURITIES

          Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          In selecting convertible securities, the Adviser (or Sub-Adviser as applicable) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Adviser as applicable) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser (or Sub-Adviser as applicable) deems that retention of such security is warranted.

          As described in the Prospectuses, the Equity, Small Capitalization, Balanced, Short-Term Fixed Income and Managed Bond Funds may invest a portion of their assets in convertible securities that are rated below investment grade.
In general, investments in lower-rated securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in such securities are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated securities.

          In particular, a Fund's investments in lower-rated securities present the following risk factors:

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a convertible security defaulted, a Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and of a Fund's net asset value. In general, both the price and yields of lower-rated securities will fluctuate.

          LIQUIDITY AND VALUATION. To the extent that an established secondary market does not exist and a particular convertible security is thinly traded, the determination of the security's fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund's valuation of the security and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

          CONGRESSIONAL PROPOSALS. Current laws and legislative proposals designed to limit the use, or tax and other advantages, of lower-rated securities, may have a material effect on a Fund's investment in convertible securities.

          CREDIT RATINGS. The credit ratings of S&P, Moody's, D&P and Fitch are evaluations of the safety of principal and interest payments, not market value risk, of convertible securities. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Adviser (or the Sub-Adviser) also performs its own analysis of issuers in selecting convertible securities for a Fund. The Adviser's (or the Sub-Adviser's) analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Among other factors which may also be considered by the Adviser (or the Sub-Advisers) are anticipated changes in interest rates, the availability of new investment opportunities and the outlook for specific industries. Issues of convertible securities rated by S&P, Moody's, D&P or Fitch at the time of purchase may subsequently cease to be rated. This event will not require the elimination of such obligations from a Fund's portfolio, but the Adviser (or the Sub-Adviser) will consider such an event in determining whether the Fund should continue to hold such obligations.

SPECIAL CONSIDERATIONS RELATING TO FLORIDA OBLIGATIONS

          Some of the significant financial considerations relating to investments by the Florida Tax-Exempt Fund in Florida Obligations are summarized below. This summary information is derived principally from official statements released prior to the date of this Statement of Additional Information relating to issues of Florida Obligations and does not purport to be a complete description of any of the considerations mentioned herein. While the Fund has not independently verified such information, it has no reason to believe such information is not correct in all material respects.

          The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

          The State's revenues increased from $29,115,034,000 during the 1993-94 fiscal year ended June 30, 1994 to $31,178,025,000 during the fiscal year ended June 30, 1995. The State's expenses increased from $27,878,146,000 during the 1993-94 fiscal year ended June 30, 1994 to $30,775,597,000 during the 1994-95 fiscal year ended June 30, 1995. The Florida Comptroller also projected non-agricultural jobs to gross 3.2% and 3.0% in fiscal years 1995-96 and 1996-97, respectively.

          The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

          There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; county roads; school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

          The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services.

          The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

          Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

          The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

          The State of Florida enacted an amendment to the Florida Constitution ("Amendment 10") which limits ad valorem taxes on homestead real property, effective as of January 1994. Beginning in 1995, Amendment 10 limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

          The payment on most Florida Obligations held by the Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Fund's portfolio, could be adversely affected.


                                   NET ASSET VALUE

          The net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund that are attributed to the class, subtracting the Funds' liabilities that are attributed to the class, and dividing the result by the number of outstanding shares in the class. The net asset value per share for each Fund and for each class of shares within a Fund is calculated separately. Each Fund is charged with the direct expenses of that Fund, and with a share of the general expenses of Emerald Funds. Subject to the provisions of the Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular Fund or share class are conclusive. With respect to the Equity and Fixed Income Funds, the liabilities that are charged to a Fund are borne by each share of the Fund, except for certain miscellaneous "class expenses" and payments that are borne solely by Retail Shares pursuant to the Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing Plan for Retail Shares (the "Retail Plans") as described in the Prospectus for such Shares. Similarly, with respect to the Money Market Funds, the liabilities that are charged to a Fund are borne by each share of such Fund, except for certain miscellaneous "class expenses" and payments that are borne solely by Retail Shares under the Retail Plans described in the Prospectuses for such Shares and certain "plan" payments that are borne solely by Service Shares as described in the Prospectus for those Shares.

VALUATION OF THE MONEY MARKET FUNDS

          Emerald Funds uses the amortized cost method of valuation to value each Money Market Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

          Each Money Market Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, no Money Market Fund will purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the Investment Company Act of 1940 nor maintain a dollar-weighted average maturity that exceeds ninety days. The Board of Trustees has also established procedures that are intended to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

          Should Emerald Funds incur or anticipate any unusual significant expense or loss which might affect disproportionately the income of a Money Market Fund, the Board of Trustees would, at that time, consider whether to adhere to its present dividend policies with respect to the Money Market Funds, which are described in the Prospectuses for those Funds, or to revise the policies in order to mitigate, to the extent possible, the disproportionate effect the expense or loss might have on the income of a Fund for a particular period.

VALUATION OF THE EQUITY FUND, EQUITY VALUE, INTERNATIONAL EQUITY, SMALL CAPITALIZATION FUND, BALANCED FUND, SHORT-TERM FIXED INCOME FUND, U.S. GOVERNMENT SECURITIES FUND AND MANAGED BOND FUND

          Securities of the Equity Fund, Equity Value, International Equity, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund and Managed Bond Fund (other than debt securities with remaining maturities of 60 days or less) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Restricted securities and securities for which market quotations are not readily available are valued at fair value, using methods determined by the Board of Trustees. Valuation of options is described above under "Investment Objectives and Policies -- Options Trading." Valuation of futures contracts and related options is described in Appendix B.

          Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis, which approximates market value and is described further under "Valuation of the Money Market Funds."

          The International Equity Fund's portfolio securities which are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the date of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees.

          Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

          A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing a Fund's securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Board of Trustees.

VALUATION OF THE FLORIDA TAX-EXEMPT FUND

          The assets of the Florida Tax-Exempt Fund are valued for purposes of pricing sales and redemptions of the shares of the Fund each business day by an independent pricing service (the "Service") approved by the Board of Trustees of Emerald Funds. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Restricted securities for which market quotations are not readily available, if any, are valued at fair value as determined in accordance with policies established in good faith by the Board of Trustees. Securities with maturities of 60 days or less are normally valued at amortized cost, which approximates market value and is described further under "Valuation of the Money Market Funds."


                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

SUPPLEMENTARY PURCHASE INFORMATION

          As described in the Prospectuses for such Shares, Retail Shares may be purchased directly from the Distributor or by clients of certain financial institutions such as broker-dealers that have entered into selling and/or servicing agreements with the Distributor ("Service Organizations").
Institutional Shares may be purchased by clients of the Adviser and its affiliates through qualified accounts and by certain institutions acting on behalf of themselves and persons maintaining qualified accounts at such institutions, as described in the Prospectuses for such Shares. Individuals may not purchase Institutional Shares directly. The Adviser, Service Organizations and other institutions may impose minimum customer account and other requirements in addition to those imposed by Emerald Funds and described in the Prospectuses. Depending on the terms of the particular account, these entities may charge their customers fees for automatic investment, redemption and other services. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. The Adviser, Service Organizations or other institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of shares prior to such purchase.

          Purchase orders will be effected only on business days. Persons wishing to purchase shares through their accounts at a Service Organization (for Retail Shares), or at the Adviser or another institution (for Institutional Shares), should contact such entity directly for appropriate instructions. Clients of Barnett Capital Advisors, Inc. interested in purchasing Institutional Shares may call their administrative officer. Other interested investors may call 800-637-3759.

          An investor desiring to purchase Retail Shares directly from Emerald Funds by wire should request his or her bank to transmit immediately available funds by wire to Emerald Funds (call 800-637-3759 for wiring instructions) for purchase of shares in the investor's name. It is important that the wire include the investor's name, address and taxpayer identification number, indicate whether a new account is being established or a subsequent payment is being made to an established account and indicate the name of the Fund and the class of shares being purchased. If a subsequent payment is being made, the investor's Fund account number should be included. An investor in Retail Shares must have completed and forwarded to the Transfer Agent an Account Registration Form, including any required signature guarantees, before any redemptions of shares purchased by wire may be processed.

          The Adviser and/or Distributor may charge certain fees for acting as Custodian for IRAs or 401k retirement plans, payment of which could require the liquidation of shares. Consult the appropriate form for a description of these fees. Purchases for IRA accounts or 401k retirement plans will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

SUPPLEMENTARY REDEMPTION INFORMATION

          An investor whose shares are purchased through accounts at the Adviser, a Service Organization or another institution may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. Shares in the Equity and Fixed Income Funds for which orders placed by the Adviser, a Service Organization, another institution or individual investor for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the individual investor on the Account Registration Form (or other bank of record on the investor's file with the Transfer Agent), or to the Service
Organization or other institution through which the investment was made.
Retail Shares in the Money Market Funds for which orders for wire redemption are received on a business day before 2:00 p.m. (12:00 noon with respect to the Tax-Exempt Fund) Eastern Time will be redeemed as of that time and the proceeds of redemption will normally be wired in federal funds on the same business day to the commercial bank specified by the investor on the Account Registration Form (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege with Emerald Funds, the payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Registration Form (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares in the Equity and Fixed Income Funds for which orders for wire redemption are received by Emerald Funds after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading on such Exchange on the next day on which shares of the particular
Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Retail Shares in each Money Market Fund for which orders for wire redemption are received by Emerald Funds on a business day between 2:00 p.m. (12:00 noon with respect to the Tax-Exempt
Fund) Eastern Time and the close of regular trading hours on the New York
Stock Exchange (currently 4:00 p.m. Eastern Time), and shares for which orders for wire redemption are received by Emerald Funds after the close of regular trading hours on the New York Stock Exchange or on a non-business day, will be priced as of 2:00 p.m. (12:00 noon with respect to the Tax-Exempt Fund) Eastern Time on the next day on which shares of the particular Fund are priced and the proceeds will normally be wired in federal funds on the day the shares are priced. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

          To change the commercial bank or account designated to receive redemption proceeds from Retail Shares, a written request must be sent to Emerald Funds, c/o BISYS Fund Services, Inc., P.O. Box 182697, Columbus, Ohio 43218-2697. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature.

          For processing redemptions or to change wiring instructions with Emerald Funds, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

          Investors should be aware that if they have selected the TeleTrade privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal specifically is requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

EXCHANGE PRIVILEGE

          Emerald Funds offers an exchange privilege whereby investors may exchange all or part of their Retail Shares for Retail Shares of other Equity and Fixed Income Funds and Retail Shares of the Money Market Funds. By use of this exchange privilege, the investor authorizes the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

          Exchange transactions will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction. Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolios from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

MISCELLANEOUS

          Certificates for shares will not be issued.

          Depending on the terms of the customer account at the Adviser, Service Organization or other institution, certain purchasers of the Equity and Fixed Income Funds may arrange with the Funds' transfer agent for sub-accounting services paid by Emerald Funds without direct charge to the purchaser.

          With respect to the Money Market Funds, a "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus, Ohio office is a day on which the New York Stock Exchange and the Funds' Custodian are open, except that a "business day" with respect to the Money Market Funds does not include Martin Luther King, Jr. Day, Columbus Day or Veterans Day (observed). With respect to the Equity and Fixed Income Funds, a "business day" is a day on which the New York Stock Exchange is open for trading, and includes Martin Luther King, Jr. Day, Columbus Day and Veterans Day (observed). The holidays on which the New York Stock Exchange is closed are: New Year's Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

          Emerald Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or
(d) an emergency exists as determined by the Securities and Exchange Commission. (Emerald Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          Emerald Funds reserves the right to require a shareholder to redeem involuntarily shares in an account (other than an IRA or Qualified Retirement Plan account) if the balance held of record by the shareholder drops below $1,000 and such shareholder does not increase such balance to $1,000 or more upon 30 days' notice. Emerald Funds will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount as provided for in the Funds' Prospectuses. Emerald Funds may also redeem shares involuntarily if such redemption is appropriate to carry out Emerald Funds' responsibilities under the Investment Company Act of 1940.

          Emerald Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time.

IN-KIND PURCHASES

          Payment for shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

REDEMPTIONS IN-KIND

          If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Emerald Funds may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. Each Fund may commit that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

                             DESCRIPTION OF SHARES

          Emerald Funds is a Massachusetts business trust. Under Emerald Funds' Agreement and Declaration of Trust, the beneficial interests in Emerald Funds may be divided into an unlimited number of full and fractional transferable shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of Emerald Funds into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-nine classes of shares. Eighteen of these classes represent interests in the Equity and Fixed Income Funds and nine other classes represent interests in the Money Market Funds. The remaining classes represent interests in other investment portfolios of Emerald Funds. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

          The Fund's separate share classes have formal legal designations; however, to assist the public in more readily identifying and understanding the nature of the share classes, they are commonly referred to in the Funds' Prospectuses and this Statement of Additional Information, as well as certain of the Fund's advertising and other literature, by less technical names. For example, Classes G-1, H-1, I-1, J-1, K-1, L-1, M-1, N-1 and O-1 of the Equity and Fixed Income Funds are known as "Retail Shares"; Classes G-3, H-3, I-3, J-3, K-3, L-3, M-3, N-3 and O-3 of the Equity and Fixed Income Funds are known as "Institutional Shares"; Classes D-3, E-3 and F-3 of the Money Market Funds are known as "Retail Shares"; Classes D-2, E-2 and F-2 of the Money Market Funds are known as "Service Shares"; and Classes D-1, E-1 and F-1 of the Money Market Funds are known as "Institutional Shares."

          Except as noted in the Prospectuses with respect to certain miscellaneous "class expenses" and below with respect to the Retail Plans, shares of the Equity and Fixed Income Funds bear the same types of ongoing expenses with respect to the Fund to which they belong. Similarly, except as noted in the Prospectuses with respect to certain miscellaneous "class expenses" and below with respect to the Retail Plans and the Shareholder Processing and Services Plan (the "Service Plan") for Service Shares, Shares of a Money Market Fund bear the same types of expenses. In the event of a liquidation or dissolution of Emerald Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of Emerald Funds' respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that Retail Shares of a particular Equity, Fixed Income and Money Market Fund will be solely responsible for that Fund's payments pursuant to the Retail Plans; and each Money Market Fund's Service Shares will be solely responsible for such Fund's payments to Service Organizations pursuant to the Service Plan adopted for such Shares. In addition, each class of shares will be responsible for the other miscellaneous "class expenses" attributable to the class as described in the Prospectuses.

          Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Retail Shares of an Equity, Fixed Income and Money Market Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Retail Plans, and only Service Shares of a Money Market Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Service Plan. (See "The Emerald Family of Funds" in the Prospectuses.) Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Emerald Funds, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Emerald Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of Emerald Funds voting together in the aggregate without regard to particular investment portfolios. Shares of Emerald Funds have noncumulative voting rights and, accordingly, the holders of more than 50% of Emerald Funds' outstanding shares (irrespective of Fund or class) may elect all of the Trustees.

          Shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable by Emerald Funds. Shares of each Fund have a par value of $.001.

          There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. If such should occur, the Trustees then in office will call a shareholders meeting for the election of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Agreement and Declaration of Trust provides that meetings of the shareholders of Emerald Funds shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          Emerald Funds' Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a Fund into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to one or more other funds if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another fund at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the Investment Company Act of 1940. The Board of Trustees may authorize the termination of any Fund after the assets belonging to such Fund have been distributed to its shareholders.

                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL -- ALL FUNDS

          Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on municipal obligations) to shareholders would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction for corporate shareholders.

          Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders each taxable year an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income net of certain deductions (the "Distribution Requirement"). In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss for such year. A Fund will be taxed on its undistributed investment company taxable income. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

          In addition to satisfying of Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to gains from foreign currency exchange contracts), or from other income derived with respect to its business of investment in such stock, securities or currencies (the "Income Requirement").

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers such Fund controls and that are engaged in the same or similar trades or businesses.

          Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate the tax status of distributions in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. The tax rate for such long-term capital gain will depend upon the Fund's holding period for the assets the sale of which generated the capital gain. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

          Ordinary income of individuals is taxable at a maximum marginal rate of 39.6% but, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum marginal rate of 28% (for assets held more than 12 months but not more than 18 months) or 20% (for assets held more than 18 months). For corporations, long-term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or of gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding for prior failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify, when required to do so, to the Fund that they are not subject to backup withholding or that they are "exempt recipients."

FOREIGN TAXES

          Income received by the International Equity Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. If the Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund as income taxes under U.S. income tax principles as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) to deduct such portion from their U.S taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

          The Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

FINANCIAL INSTRUMENTS

          Special rules govern the federal income tax treatment of financial instruments that may be held by the Fund. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the Distribution Requirement or the Income Requirement described above.

          Generally, certain foreign currency contracts entered into by the Fund (as described above) at the close of its taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period the Fund has held the contracts ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those contracts is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. Losses with respect to certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain contracts, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to certain foreign currency contracts that are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified foreign currency contracts from the Rules of Section 1256 of the Code including the 40-60 rule and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.


          Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded, (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          Some of the non-U.S. dollar denominated investments that the Fund may make, such as foreign securities, European

Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code.
Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

FEDERAL -- TAX-EXEMPT FUNDS

          As described above and in the Prospectuses, the Tax-Exempt Funds are designed to provide investors with current tax-exempt interest income. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be appropriate investments for entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would be excludable from his or her gross income under Section 103(a) of the Internal Revenue Code.

          The percentage of total dividends paid by the Tax-Exempt Funds with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders of such a Fund receiving dividends for such year. In order for such a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt interest obligations. In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the aggregate net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year that constitutes an exempt-interest dividend. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds generally is not deductible for federal income tax purposes. If a shareholder holds Tax-Exempt Fund or Florida Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

FLORIDA TAXES

          The State of Florida does not currently impose an income tax on individuals. Thus individual shareholders of the Florida Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

          The State of Florida currently imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first
 .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last 1 mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

          In order to take advantage of the exemption from the intangibles tax in any year, the Florida Tax-Exempt Fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

OTHER INFORMATION

          Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

          Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          The foregoing discussion is a general and abbreviated summary of certain provisions of federal and Florida law and is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Funds should consult their tax advisers with specific reference to their own tax situation.

                          MANAGEMENT OF EMERALD FUNDS

TRUSTEES AND OFFICERS

          The Trustees and officers of Emerald Funds, their addresses, principal occupations during the past five years and other affiliations are as follows:


                                                                     PRINCIPAL
                                        POSITION WITH        OCCUPATIONS DURING PAST 5
NAME AND ADDRESS                        EMERALD FUNDS       YEARS AND OTHER AFFILIATIONS
----------------                        -------------       ----------------------------

Marshall M. Criser*                     Chairman of the     Of Counsel of the law firm of
3400 Barnett Center                     Board of Trustees   McGuire, Woods, Battle &
50 N. Laura Street                                          Booth LLP; Chairman of the;
Jacksonville, FL  32201                                     law firm of Mahoney, Adams,
Age 69                                                      Criser, P.A. 1989 to
                                                            December 31, 1997; Director of
                                                            BellSouth Corp., Barnett
                                                            Banks, Inc., FPL Group, Inc.
                                                            (electric services), Perini
                                                            Corp. (non-residential

                                     -53-


                                                            building general contractors),
                                                            Flagler System, Inc., and
                                                            Shands Hospital; Chairman and
                                                            Director of CSR America Inc;
                                                            Trustee, University of Florida
                                                            Foundation.

Raynor E. Bowditch                      Trustee             President, Bowditch
4811 Beach Blvd.                                            Insurance Corporation (a
Suite 105                                                   general lines independent
Jacksonville, FL  33207                                     agency); Director, General
Age 64                                                      Truck Equipment and Trailer
                                                            Sales; Director, Greater
                                                            Jacksonville Fair Association.

Mary Doyle                              Trustee             Professor of Law, University
University of Miami                                         of Miami Law School, 1995 to
Law School                                                  present; Dean in Residence,
1311 Miller Drive                                           Association of American Law
Coral Gables, FL  33124                                     Schools, 1994 to 1995; Dean,
Age 54                                                      University of Miami School of
                                                            Law, 1986-1994.

Albert D. Ernest*                       Trustee             President, Albert Ernest
1560 Lancaster Terrace                                      Enterprises (personal
Suite 1402                                                  investments), 1991 to date;
Jacksonville, FL  32204                                     President and Chief Operating
Age 67                                                      Officer, Barnett Banks, Inc.,
                                                            1988 to 1991; Director,
                                                            Barnett Banks, Inc., 1982 to
                                                            1991; Director, Florida Rock
                                                            Industries, Inc. (mining and
                                                            construction materials);
                                                            Director, FRP Properties, Inc.
                                                            (transportation, hauling and
                                                            real estate development);
                                                            Director, Regency Realty,
                                                            Inc.; Director, Stein Mart,
                                                            Inc. (retail); and Director,
                                                            Wickes Lumber Company.

John G. Grimsley*                       Trustee and         Grimsley, Marker & Iseley,
50 N. Laura St.                         President           P.A.; Member of the law firm
Suite 3300                                                  of Mahoney Adams & Criser,
Jacksonville, FL  32202                                     P.A. from 1966 to 1996.
Age 59

Harvey R. Holding                       Trustee             Retired; Executive Vice
189 Laurel Lane                                             President and Chief Financial
Ponte Vedra Beach,                                          Officer, BellSouth Corp.,
Fl  32082                                                   1990 to 1993; Vice Chairman
Age 62                                                      of the Board of BellSouth
                                                            Corp., 1991 to 1993; Director,
                                                            Golden Poultry Company, Inc.

William B. Blundin                      Executive           Executive Vice President,
125 West 55th Street                    Vice President      BISYS Fund Services, Inc.
New York, NY  10019                                         March 1995 to present; Vice
Age 59                                                      President of Emerald Asset
                                                            Management, Inc. March 1995 to
                                                            present; Vice Chairman of


                                     -54-


                                                                     PRINCIPAL
                                        POSITION WITH        OCCUPATIONS DURING PAST 5
NAME AND ADDRESS                        EMERALD FUNDS       YEARS AND OTHER AFFILIATIONS
----------------                        -------------       ----------------------------

                                                            the Board of Concord Holding
                                                            Corporation and Distributor,
                                                            July 1993 to March 1995;
                                                            Director and President of
                                                            Concord Holding Corporation
                                                            and Distributor, February 1987
                                                            to March 1995.

Hugh Fanning                            Vice President      Vice President of Emerald
BISYS Fund Services                                         Asset Management, Inc.,
3435 Stelzer Road                                           October 1996 to present;
Columbus, OH  43219-3035                                    Employee of BISYS Fund
Age 44                                                      Services, Inc., August 1992 to
                                                            present; Director of
                                                            Marketing, Ketchum
                                                            Communications, July 1987 to
                                                            August 1992.

J. David Huber                          Vice President      Employee of BISYS Fund
BISYS Fund Services                                         Services, Inc., June
3435 Stelzer Road                                           1987 to present.
Columbus, OH  43219-3035
Age 51

Martin R. Dean                          Vice President      Employee of BISYS Fund
BISYS Fund Services                                         Services, Inc., May 1994
3435 Stelzer Road                                           to present; Senior Manager
Columbus, OH  43219-3035                                    at KPMG Peat Marwick LLP
Age 34                                                      prior thereto.

Thomas E. Line                          Treasurer           Employee of BISYS Fund
Services Fund Services                                      Services Inc., December 1996
3435 Stelzer Road                                           to present; Senior Manager
Columbus, OH  43219-3035                                    at KPMG Peat Marwick LLP prior
Age 30                                                      thereto.

Jeffrey A. Dalke                        Secretary           Partner, Drinker Biddle &
Philadelphia National                                       Reath LLP (law firm).
  Bank Building
1345 Chestnut Street
Philadelphia, PA  19107-3496
Age 47

George O. Martinez                      Assistant           Senior Vice President and
BISYS Fund Services                     Secretary           Director of Legal and
3435 Stelzer Road                                           Compliance Services, BISYS
Columbus, OH  43219-3035                                    Fund Services, Inc., March
Age 38                                                      1995 to present; Senior Vice
                                                            President, Emerald Asset
                                                            Management, Inc., August 1995
                                                            to present; Vice President and
                                                            Associate General Counsel,
                                                            Alliance Capital Management,
                                                            June 1989 to March 1995.


                                     -55-


                                                                     PRINCIPAL
                                        POSITION WITH        OCCUPATIONS DURING PAST 5
NAME AND ADDRESS                        EMERALD FUNDS       YEARS AND OTHER AFFILIATIONS
----------------                        -------------       ----------------------------

William J. Tomko                        Vice President      Employee of BISYS Fund
BISYS Fund Services                                         Services, Inc., April 1987
3435 Stelzer Road                                           to present.
Columbus, OH  43219-3035
Age 38

Robert L. Tuch                          Assistant           Employee of BISYS Fund
BISYS Fund Services                     Secretary           Services, Inc., June 1991 to
3435 Stelzer Road                                           present; Assistant Secretary,
Columbus, OH  43219-3035                                    Emerald Asset Management, Inc.
Age 46                                                      August 1995 to present; Vice
                                                            President and Associate
                                                            General Counsel with National
                                                            Securities Research Corp.,
                                                            July 1990 to June 1991.

Alaina V. Metz                          Assistant           Chief Administrator,
BISYS Fund Services                     Secretary           Administrative and
3435 Stelzer Road                                           Regulatory Services, BISYS
Columbus, OH  43219-3035                                    Fund Services, Inc., June 1995
Age 30                                                      to present; Supervisor, Mutual
                                                            Fund Legal Department,
                                                            Alliance Capital Management,
                                                            May 1989 to June 1995.


-------------------

* These Trustees may be deemed to be "interested persons" of Emerald Funds as defined in the Investment Company Act of 1940.

                     ---------------------------------------

          Effective March 1, 1997, each Trustee receives an annual fee of $15,000 plus $2,000 for each meeting attended and reimbursement of expenses incurred as a Trustee. Additionally, the Chairman and President of the Board of Trustees each receive an additional annual fee of $5,000 for service in such capacities. On a case-by-case basis, the Board of Trustees also may approve additional compensation for any Trustee who serves on a special committee appointed by the Board or the Chairman or for any Trustee who is assigned to a special project approved by the Board or the Chairman.


          Remuneration for services rendered during Emerald Funds' fiscal year ended November 30, 1997 and distributed to all Trustees and officers as a group was $____________. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives legal fees as counsel to Emerald Funds. As of ________, 1998, the Trustees and officers of Emerald Funds, as a group, owned less than 1% of the outstanding shares of each Fund and each of the other investment portfolios of Emerald Funds.



          The following chart provides certain information about the fees received by the Emerald Funds' Trustees for their services as members of the Board of Trustees and Committees thereof for the fiscal year ended November 30, 1997:




-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     TOTAL
                                                                      PENSION OR                                  COMPENSATION
                                                                      RETIREMENT             ESTIMATED                FROM
                                               AGGREGATE               BENEFITS               ANNUAL               REGISTRANT
                                              COMPENSATION            ACCRUED AS             BENEFITS               AND FUND
                                              FROM EMERALD           PART OF FUND              UPON              COMPLEX* PAID
         NAME OF PERSON POSITION                 FUNDS                 EXPENSES             RETIREMENT            TO TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

 Chesterfield H. Smith                                                   N/A                    N/A
 Former Chairman of the Board of
 Trustees**
-------------------------------------------------------------------------------------------------------------------------------
 Marshall M. Criser                                                      N/A                    N/A
 Chairman of the Board
 of Trustees***
-------------------------------------------------------------------------------------------------------------------------------
 John G. Grimsley                                                        N/A                    N/A
 President and Trustee
-------------------------------------------------------------------------------------------------------------------------------
 Raynor E. Bowditch                                                      N/A                    N/A
 Trustee
-------------------------------------------------------------------------------------------------------------------------------
 Mary Doyle                                                              N/A                    N/A
 Trustee
-------------------------------------------------------------------------------------------------------------------------------
 Albert D. Ernest                                                        N/A                    N/A
 Trustee
-------------------------------------------------------------------------------------------------------------------------------
 Harvey R. Holding                                                       N/A                    N/A
 Trustee
-------------------------------------------------------------------------------------------------------------------------------


------------------------------


   * The "Fund Complex" consists solely of Emerald Funds.

  ** Mr. Smith resigned as a member of the Board of Trustees of Emerald Funds, effective February 15, 1997.

 *** Mr. Criser was appointed Trustee and Chairman of the Board of Emerald
     Funds effective upon the resignation of Mr. Smith on February 15, 1997.


SHAREHOLDER AND TRUSTEE LIABILITY

          Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Emerald Funds' Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of Emerald Funds for the acts or obligations of Emerald Funds, and that every note, bond, contract, order or other undertaking made by Emerald Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Agreement and Declaration of Trust also provides that Emerald Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Emerald Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Emerald Funds itself would be unable to meet its obligations.

          The Agreement and Declaration of Trust further provides that all persons, having any claim against the Trustees or Emerald Funds shall look solely to the trust property for payment; that no Trustee of Emerald Funds shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of Emerald Funds; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees will indemnify representatives and employees of Emerald Funds to the same extent that Trustees are entitled to indemnification.

ADVISORY AND SUB-ADVISORY AGREEMENTS

          Barnett Capital Advisors, Inc. assumed, as of June 29, 1996, the responsibilities of Barnett Banks Trust Company, N.A. ("BBTC") as investment adviser to each Fund. Brandes Investment Partners, L.P. serves as sub-investment adviser to the International Equity Fund. Brandes Investment Partners, Inc. owns a controlling interest in Brandes and serves as its general partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. Rodney Square Management Corporation, a wholly-owned subsidiary of Wilmington Trust Company ("WTC"), serves as sub-investment adviser to the Tax-Exempt Fund. In rendering sub-advisory services, Rodney Square may occasionally consult, on an informal basis, with personnel from WTC's investment department; however, WTC will take no part in determining the investment policies of the Tax-Exempt Fund, or in deciding which securities are to be purchased or sold by the Fund.

          In their Investment Advisory and Sub-Advisory Agreements, the Adviser and Sub-Advisers have agreed to pay all expenses incurred by them in connection with their advisory and sub-advisory services other than the cost of securities and other investments, including brokerage commissions and other transaction costs, if any, purchased or sold for each Fund. For the services provided and expenses assumed pursuant to the advisory agreements, Emerald Funds has agreed to pay the Adviser fees, computed daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the International Equity and Small Capitalization Funds, 0.60% of the respective average daily net assets of each of the Equity, Equity Value and Balanced Funds; 0.40% of the respective average daily net assets of each of the Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund and Florida Tax-Exempt Fund; and 0.25% of the respective average net assets of each Money Market Fund. Under the terms of the agreements, the fees payable to the Adviser are not subject to reduction as the value of each Fund's net assets increases; however, the Adviser has informed Emerald Funds of its intention to reduce the annual rate of its advisory fees with respect to the Treasury Fund and the Prime Fund to the following rates: .25% of the first $600 million of each Fund's net assets; .23% of each Fund's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of each Fund's net assets; and .19% of each Fund's net assets over $2 billion. The Adviser has agreed to pay the International Equity Fund's Sub-Adviser a sub-advisory fee at the rate of .50% of the Fund's net assets and the Tax-Exempt Fund's Sub-Adviser a sub-advisory fee at the rate of .15% of the Fund's net assets. The sub-advisory fees paid by the Adviser to the Sub-Advisers are borne entirely by the Adviser and have no effect on the advisory fees payable by the International Equity Fund and Tax-Exempt Fund. Emerald Funds has been advised that, until further notice, the Adviser has voluntarily agreed to waive all advisory fees with respect to the Tax-Exempt Fund in excess of the sub-advisory fees payable by it to Rodney Square.

          The Adviser and Rodney Square have made certain additional voluntary and contractual undertakings to waive their fees. See "Management of Emerald Funds - Administration Services" below for further information regarding the waiver of fees and reimbursement of expenses by the Adviser and Rodney Square with respect to the Funds. For the fiscal year ended November 30, 1997, the Advisor received (net of waivers) advisory fees totalling $__________ for the Equity Fund, $____________ for the Equity Value Fund, $_____________ for the International Equity Fund, $_______________ for the Small Capitalization Fund, $___________ for the Balanced Fund, $______________ for the Short-Term Fixed Income Fund, $_____________ for the U.S.

Government Securities Fund, $_____________ for the Managed Bond Fund, and $________________ for the Florida Tax-Exempt Fund. Of the advisory fees received by the Adviser with respect to the International Equity Fund for the fiscal year ended November 30, 1997, $____________ was paid to the Sub-Adviser, Brandes. For the same period, the Adviser waived advisory fees and reimbursed expenses in the amount of $__________ for the Equity Fund, $___________ for the Equity Value Fund, $_____________ for the International Equity Fund, $______________ for the Small Capitalization Fund, $______________ for the Balanced Fund, $____________ for the Short-Term Fixed Income Fund, $_________________ for the U.S. Government Securities Fund, $_________________ for the Managed Bond Fund, and $______________ for the
Florida Tax-Exempt Fund.

          For the fiscal year ended November 30, 1996, the Adviser and BBTC received (net of waivers) advisory fees totalling $1,321,335 for the Equity Fund, $0 for the Equity Value Fund (for the period from the commencement of operations on December 27, 1995), $0 for the International Equity Fund, (for the period from the commencement of operations on December 27, 1995), $1,187,772 for the Small Capitalization Fund, $361,644 for the Balanced Fund, $73,150 for the Short-Term Fixed Income Fund, $270,222 for the U.S. Government Securities Fund, $209,253 for the Managed Bond Fund and $500,722 for the Florida Tax-Exempt Fund.


          Of the advisory fees received by the Adviser and BBTC with respect to the International Equity Fund for the period from the commencement of operations (December 27, 1995) through November 30, 1996, $19,395 was paid to the Sub-Adviser, Brandes. For the same period, the Adviser and BBTC waived advisory fees and reimbursed expenses in the amount of $1,112 for the Equity Fund, $110,037 for the Equity Value Fund, $146,079 for the International Equity Fund, $20,574 for the Small Capitalization Fund, $164,634 for the Balanced Fund, $94,269 for the Short-Term Fixed Income Fund, $9,415 for the U.S. Government Securities Fund, $90,873 for the Managed Bond Fund and $93,545 for the Florida Tax-Exempt Fund.

          For the fiscal year ended November 30, 1995, BBTC received (net of waivers) advisory fees totalling $1,155,425 for the Equity Fund; $400,689 for the U.S. Government Securities Fund; and $557,888 for the Florida Tax-Exempt Fund. For the fiscal year ended November 30, 1995, BBTC received (net of fee waivers) advisory fees totalling $742,502 for the Small Capitalization Fund. For the fiscal year ended November 30, 1995, BBTC received (net of fee waivers) advisory fees totalling $371,499, $84,074 and $266,371 for the Balanced, Short-Term Fixed Income and Managed Bond Funds. For the same time periods, BBTC waived advisory fees and reimbursed expenses in the amount of $13,355 for the Equity Fund; $17,957, for the U.S. Government Securities Fund; $33,887 for the Florida Tax-Exempt Fund; $53,824
for the Small Capitalization Fund; $526,354 for the Balanced Fund; $278,214 for the Short-Term Fixed Income Fund; and $380,759 for the Managed Bond Fund.


          For the fiscal year ended November 30, 1997, the Adviser received (net of waivers) advisory fees totalling $______________ for the Prime Fund, $____________ for the Treasury Fund, and $______________ for the Tax-Exempt Fund. Of the advisory fee received by the Adviser with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1997, the entire fee was paid to the Sub-Adviser, Rodney Square. In addition, the Adviser waived advisory fees and reimbursed expenses in the amount of $______________ and Rodney Square waived advisory fees and reimbursed expenses in the amount of $____________ with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1997. For the fiscal year ended November 30, 1997, the Adviser waived advisory fees and reimbursed expenses in the amount of $________________ and $________________ for the Prime Fund and Treasury Fund,
respectively.

          For the fiscal year ended November 30, 1996, the Adviser and BBTC received (net of waivers) advisory fees totalling $4,226,587 for the Prime Fund, $2,164,868 for the Treasury Fund and $292,524 for the Tax-Exempt Fund. Of the advisory fee received by the Adviser and BBTC with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1996, the entire fee was paid to the Sub-Adviser, Rodney Square. In addition, the Adviser and BBTC waived advisory fees and reimbursed expenses in the amount of $195,132 and Rodney Square waived advisory fees and reimbursed expenses in the amount of $26,640 with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1996. For the fiscal year ended November 30, 1996, the Adviser and BBTC waived advisory fees and reimbursed expenses in the amount of $963,441 and $97,600 for the Prime Fund and Treasury Fund, respectively.

          For the fiscal year ended November 30, 1995, BBTC received (net of waivers) advisory fees totalling $3,677,324 for the Prime Fund; $1,914,250 for the Treasury Fund; and $304,013 for the Tax-Exempt Fund. Of the advisory fee received by BBTC with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1995, the entire fee was paid to the Sub-Adviser, Rodney Square. BBTC waived $202,676 in advisory fees with respect to the Tax-Exempt Fund for the fiscal year ended November 30, 1995. For the fiscal year ended November 30, 1995, BBTC waived fees totalling $358,950 and $134,960 for the Prime Fund and Treasury Fund, respectively. For the fiscal year ended November 30, 1995, Rodney Square waived sub-advisory fees totalling $53,487 with respect to the Tax-Exempt Fund.

          Under the Investment Advisory and Sub-Advisory Agreements for the Funds, the Adviser and Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by Emerald Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of their duties and obligations under the agreements.

          The Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts.
Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Adviser believes, with respect to its activities as required by the Investment Advisory Agreements and as contemplated by the Prospectuses and this Statement of Additional Information, and Rodney Square believes, with respect to its activities as required by the Sub-Advisory Agreement, and as contemplated by the Prospectuses and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser or Rodney Square as the case may be, may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and Rodney Square and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser and Rodney Square from continuing to perform such services for the Funds. If the Adviser or Rodney Square were prohibited from continuing to perform advisory and sub-advisory services for the Funds, it is expected that the Board of Trustees would recommend that the Funds affected enter into a new agreement or would consider the possible termination of such Funds.
Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          On the other hand, as described herein, Emerald Funds are currently distributed by Emerald Asset Management, Inc., and BISYS Fund Services Limited Partnership provides the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Funds expect that the Adviser would consider the possibility of offering to perform some or all of the services now provided by BISYS Fund Services Limited Partnership and Emerald Asset Management, Inc.
 From time to time, legislation modifying such restrictions has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. The Funds therefore expect that if that or a similar bill were enacted, the Adviser's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform additional services now provided by BISYS Fund Services Limited Partnership and Emerald Asset Management, Inc. In this regard it may be noted that the Adviser has entered into an agreement whereunder the Adviser (or an affiliate) may acquire Emerald Asset Management, Inc. under specified conditions. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such a non-bank affiliate might offer to provide services for consideration by the Board of Trustees.

ADMINISTRATION AGREEMENT

          BISYS Fund Services Limited Partnership (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as administrator to each Fund. In its administration agreements, the Administrator has agreed among other things to provide among other things the following administrative services: payment of the costs of maintaining the Funds' offices; statistical and research data, Fund data processing services, and clerical, accounting and bookkeeping services; preparation or coordination of such preparation of reports to shareholders of the Funds, tax returns and reports to the Securities and Exchange Commission; maintaining the registration or qualification of Fund shares for sale under state securities laws; maintenance of the books and records of the Funds; calculation or providing for the calculation of the net asset value of Fund shares and calculation or providing for the calculation of dividends and capital gains distributions to shareholders; and generally the provision of the facilities and personnel to carry out administrative services required for the operation of the business of the Funds other than those delegated by Emerald Funds pursuant to other agreements or arrangements. The Administrator has also agreed to pay all expenses incurred by it in connection with its activities under these agreements except certain out-of-pocket expenses relating to its fund accounting responsibilities and as otherwise described in this Statement of Additional Information and the Prospectus.

          As compensation for its services under the agreements described above (which became effective on April 1, 1996), the Administrator is entitled to receive a fee, computed daily and payable monthly, at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all portfolios of Emerald Funds, .07% of the next $2.5 billion,
 .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets.

          From time to time, the Administrator may waive its fees or reimburse the Funds for expenses under the agreements described above, either voluntarily or as required by certain state securities laws.

          Prior to April 1, 1996, Concord Holding Corporation, the Trust's prior administrator which was acquired by The BISYS Group, Inc. in 1995, received administration fees under administration agreements then in effect for the Funds which provided for different administration fee rates than those currently in effect.

          For the fiscal year ended November 30, 1997, the Administrator received administration fees (net of waivers) totalling $____________ for the Equity Fund; $__________ for the Equity Value Fund; $__________ for the International Equity Fund; $__________ for the Small Capitalization Fund; $__________ for the Balanced Fund; $__________ for the Short-Term Fixed Income Fund; $__________ for the U.S. Government Securities Fund; $__________ for the Managed Bond Fund; and $__________ for the Florida Tax-Exempt Fund. For the fiscal year ended November 30, 1997, the Administrator waived administration fees and reimbursed expenses in the amount of $_______________ for the Equity Fund; $____________ for the Equity Value Fund; $___________ for the International Equity Fund; $__________ for the Small Capitalization Fund; $__________ for the Balanced Fund; $__________ for the Short-Term Fixed Income Fund; $__________ for the U.S. Government Securities Fund; $__________ for the Managed Bond Fund; and $__________ for the Florida Tax-Exempt Fund.

          For the fiscal year ended November 30, 1996, the Administrator and the prior administrator received administration fees (net of waivers) totalling $152,061 for the Equity Fund; $40 for the Equity Value Fund (for the period from commencement of operations on December 27, 1995 through November 30, 1996); $0 for the International Equity Fund (for the period from commencement of operations on December 27, 1995 through November 30, 1996); $83,350 for the Small Capitalization Fund; $44,521 for the Balanced Fund; $14,173 for the Short-Term Fixed Income Fund; $66,634 for the U.S. Government Securities Fund; $36,784 for the Managed Bond Fund; and $84,756 for the Florida Tax-Exempt Fund. For the same time periods, the Administrator and the prior administrator waived administration fees and reimbursed expenses in the amount of $371 for the Equity Fund; $644 for the Equity Value Fund; $624 for the International Equity Fund; $4,214 for the Small Capitalization Fund; $12,771 for the Balanced Fund; $2,846 for the Short-Term Fixed Income Fund; $4,637 for the U.S. Government Securities Fund; $11,616 for the Managed Bond Fund; and $46,075 for the Florida Tax-Exempt Fund.

          For the fiscal year ended November 30, 1995 the prior administrator received administration fees (net of waivers) totalling $96,285 for the Equity Fund; $50,152 for the U.S. Government Securities Fund; and $69,736 for the Florida Tax-Exempt Fund. For the fiscal year ended November 30, 1995, the prior administrator received administration fees (net of waivers) totalling $37,116 for the Small Capitalization Fund; $30,958 for the Balanced Fund; $10,509 for the Short-Term Fixed Income Fund; and $33,391 for the Managed Bond Fund. For the same time periods, the prior administrator waived administration fees and reimbursed expenses in the amount of $4,451 for the Equity Fund; $9,052 for the U.S. Government Securities Fund; $16,016 for the Florida Tax-Exempt Fund; $9,992 for the Small Capitalization Fund; $0 for the Balanced Fund; $0 for the Short-Term Fixed Income Fund; and $0 for the Managed Bond Fund.


          For the fiscal year ended November 30, 1997, the Administrator received administration fees (net of waivers) totalling $_______________ for the Prime Fund; $_____________ for the Treasury Fund; and $______________ for the Tax-Exempt Fund. For the same period, the Administrator waived administration fees and reimbursed expenses totalling $____________ for the Prime Fund; $______________ for the Treasury Fund; and $_____________ for the Tax-Exempt Fund.

          For the fiscal year ended November 30, 1996, the Administrator and the prior administrator received administration fees (net of waivers) totalling $2,071,918 for the Prime Fund; $772,967 for the Treasury Fund; and $197,123 for the Tax-Exempt Fund. For the same period, the Administrator and the prior administrator waived administration fees and reimbursed expenses totalling $90,143 for the Prime Fund; $42,738 for the Treasury Fund; and $0 for the Tax-Exempt Fund.

          For the fiscal year ended November 30, 1995, the prior administrator received administration fees (net of waivers) totalling $1,451,222 for the Prime Fund; $797,128 for the Treasury Fund; and $304,013 for the Tax-Exempt Fund. For the same time period, the prior administrator waived administration fees and reimbursed expenses totalling $53,487 for the Tax-Exempt Fund. During this period, the prior administrator did not waive any administration fees or reimburse any expenses for the Prime and Treasury Funds.

          The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by Emerald Funds in connection with the performance of the agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

DISTRIBUTION AGREEMENT

          Emerald Asset Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the Funds' shares. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.

          The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Equity and Fixed Income Funds' shares) and of printing and distributing all sales literature.

SALES CHARGES; DISTRIBUTION AND OTHER PLANS

          The Board of Trustees of Emerald Funds voted to eliminate the front-end sales charge on Retail Shares (formerly called "Class A" Shares) and the contingent deferred sales charge on Class B Shares for all share purchases and redemptions made on or after February 5, 1996 and to convert Class B Shares into Retail Shares on March 9, 1996.

          Through the period ended February 4, 1996, however, the Distributor was entitled to payment of a front-end sales charge on the sale of Class A Shares of the Equity and Fixed Income Funds. For the period December 1, 1995 through February 4, 1996 and the fiscal years ended November 30, 1995 and 1994, the Distributor received front-end sales charges in connection with Class A Share purchases as follows: Equity Fund -- $7,509,

$36,840 and $257,556, respectively; U.S. Government Securities Fund -- $2,496, $14,369 and $572,054, respectively; and Florida Tax-Exempt Fund -- $9,144, $121,393 and $579,867, respectively. For the period December 1, 1995 through February 4, 1996, fiscal year ended November 30, 1995 and the period from commencement of operations (January 4, 1994 for the Small Capitalization Fund, and April 11, 1994 for the Balanced, Short-Term Fixed Income and Managed Bond Funds) to November 30, 1994 the Distributor received front-end sales charges in connection with Class A Share purchases of $3,138, $10,759 and $17,401, respectively, for the Small Capitalization Fund; $3,381, $14,299 and $10,000, respectively, for the Balanced Fund; $0, $4,628 and $1,500, respectively, for the Short-Term Fixed Income Fund; and $2,166, $9,447 and $8,000, respectively for the Managed Bond Fund. For the period from the commencement of operations (December 27, 1995) through February 4, 1996, the Distributor received front-end sales charges in connection with Class A Share purchases of $0 for the Equity Value Fund and $0 for the International Equity Fund. Of these amounts, the Distributor retained $612, $1,113 and $5,750, respectively, and the Adviser and its affiliates retained $6,897, $11,904 and $10,623, respectively, with respect to the Equity Fund; the Distributor retained $55, $466 and $15,739, respectively, and the Adviser and its affiliates retained $2,441, $3,567 and $28,164, respectively, with respect to the U.S. Government Securities Fund; the Distributor retained $149, $793 and $55,688, respectively, and the Adviser and its affiliates retained $3,409, $7,261 and $76,543, respectively, with respect to the Florida Tax-Exempt Fund; the Distributor retained $45, $199 and $2,457, respectively, and the Adviser and its affiliates retained $702, $11,041 and $696, respectively, with respect to the Small Capitalization Fund; the Distributor retained $81, $859 and $361, respectively, and the Adviser and its affiliates retained $1,137, $21,641 and $400, respectively, with respect to the Balanced Fund; the Distributor retained $0, $426 and $146, respectively, and the Adviser and its affiliates retained $0, $1,571 and $30, respectively, with respect to the Short-Term Fixed Income Fund; and the Distributor retained $19, $165 and $1,491, respectively, and the Adviser and its affiliates retained $2,147, $7,289 and $520, respectively, with respect to the Managed Bond Fund.

          During these periods, the Distributor was also entitled to the payment of a contingent deferred sales charge upon redemption of Class B Shares of the Equity and Fixed Income Funds. For the period December 1, 1995 through March 9, 1996, the fiscal year ended November 30, 1995 and the period from their initial offering date (March 1, 1994 for the Equity, Small Capitalization, U.S. Government Securities and Florida Tax-Exempt Funds or commencement of operations (April 11, 1994) for the Balanced, Short-Term Fixed Income and Managed Bond Funds) through November 30, 1994, the Distributor received contingent deferred sales charges in connection with Class B redemptions as follows: Equity Fund --$765, $15,319 and $62,366; U.S. Government

Securities Fund -- $207, $14,490 and $61,800; Florida Tax-Exempt-Fund -- $4,208, $22,167 and $259,483; Small Capitalization Fund -- $892, $13,269 and
$71,180; Balanced  Fund -- $2,526, $10,005 and $51,329; Short-Term Fixed
Income Fund -- $3, $2,873 and $0; and Managed Bond Fund -- $3,366, $3,306 and $19,889, respectively. Of these amounts, the Distributor retained: Equity Fund -- $765, $15,319 and $2,495; U.S. Government Securities Fund -- $207, $14,490 and $2,472; Florida Tax-Exempt Fund -- $4,208, $22,167 and $10,379;
Small Capitalization Fund -- $892, $13,269 and $2,847; Balanced Fund -- $2,526, $10,005 and $2,053; Short Term Fixed Income Fund -- $3, $2,873 and
$0; and Managed Bond Fund -- $3,366, $3,306 and $796, respectively. No Class B Shares of the Equity Value and International Equity Funds were offered during these periods.

          The following table shows all sales charges, commissions and other compensation received by the Distributor directly or indirectly from the existing Equity and Fixed Income Funds during the fiscal year ended November 30, 1997

                                                                  Brokerage
                          Net Underwriting    Compensation on     Commissions in
                          Discounts and       Redemption and      Connection with      Other
                          Commissions         Repurchase          Fund Transactions    Compensation(1)
                          ----------------    ---------------     -----------------    ---------------
Equity Fund

Equity Value Fund

International Equity
 Fund

Small Capitalization
 Fund

Balanced Fund

Short-Term Fixed
 Income Fund

U.S. Government
 Securities Fund

Managed Bond Fund

Florida Tax-Exempt
 Fund
____________________


(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the respective Equity and Fixed Income Funds (see "Management of Emerald Funds-Administration Agreements" above) and (ii) payments made under the distribution and shareholder and administrative services plans that were in effect for the respective Funds (see discussion in the following paragraphs).

____________________

     Securities dealers, financial institutions or other industry professionals ("Service Organizations") may receive payments by the Trust for distribution under the Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing Plan for Retail Shares both of which became effective on April 1, 1996. Under the Combined Amended and Restated Distribution and Service Plan the Trust pays for distribution assistance and/or the provision of shareholder liaison services to one or more Service Organizations (which may include the Distributor itself). These payments are based on the average daily value of the Trust's Retail Shares beneficially owned by persons ("Clients") for whom the Service Organization is the dealer of record or with whom the Service Organization has a servicing relationship.

     The shareholder liaison services provided by Service Organizations pursuant to the Combined Amended and Restated Distribution and Service Plan for Retail Shares include, but are not limited to: (i) answering Client inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Clients' investments; (ii) assisting Clients in designating and changing dividend options, account designations and addresses; and (iii) providing such other similar services as your Client may reasonably request.

          Shareholder processing services provided by Service Organizations pursuant to the Shareholder Processing Plan may include some or all of the following: (i) providing necessary personnel and facilities to establish and maintain shareholder accounts and records for Clients; (ii) assisting in aggregating and processing purchase, exchange and redemption transactions;
(iii) placing net purchase and redemption orders with the Trust's distributor;
(iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Client orders to purchase or redeem Retail Shares;
(vi) processing dividend payments; (vii) verifying and guaranteeing Client signatures in connection with redemption orders and transfers and changes in Client-designated accounts, as necessary; (viii) providing periodic statements showing a Client's account balance and, to the extent practicable, integrating such information with other Client transactions otherwise effected through or with us; (ix) furnishing (either separately or on an integrated basis with other reports sent to a Client) periodic statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Funds, proxy statements, annual reports, updating prospectuses and other communications from the Funds to Clients; (xi) receiving, tabulating and transmitting to the Funds proxies executed by Clients with respect to shareholder meetings;
(xii) providing the information to the Funds necessary for accounting or subaccounting; and (xiii) providing other similar services.

          Payments made out of or charged against the assets of the Retail Shares of a particular Fund must be in payment for expenses incurred on behalf of that class. (The Combined Amended and Restated Distribution and Service Plan permits, however, joint distribution financing by the Funds or other investment portfolios or companies that are affiliated persons of the Funds, affiliated persons of such a person, or affiliated persons of the Distributor, in accordance with applicable regulations of the Securities and Exchange Commission.)

          Previously, the Distributor was entitled to payment by the Trust for distribution services under distribution plans for Retail and Class B Shares in addition to the sales charges then in effect as described above. These plans were terminated and replaced with the Combined Amended and Restated Distribution and Service Plan described above. The distribution plans in effect from March 1, 1994 through March 31, 1996 for Retail Shares provided that the Distributor was entitled to receive distribution payments on a monthly basis at an annual rate not exceeding .25% of the average daily net assets during such month of the outstanding Shares to which a particular plan related.

          The distribution plan in effect for Class B Shares for the period from March 1, 1994 through March 9, 1996 provided that the Distributor was entitled to receive distribution payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding Shares to which such Plan related. Not more than 0.25% of such net assets were to be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of such shareholders' accounts and not more than 0.75% of such net assets were to be used for promotional and other primary distribution activities.

          For the period December 1, 1993 through February 28, 1994 a Combined Distribution and Shareholder Plan was in effect. On March 1, 1994 this Plan was replaced in connection with the adoption of the distribution plans for Retail and Class B Shares just described.

          For the fiscal years ended November 30, 1997, 1996 and 1995, pursuant to the current Combined Amended and Restated Distribution and Service Plan and the previous distribution plans for Retail Shares then in effect, the Equity Fund was charged $__________, $68,645 and $49,877, of which $__________, $389, and $0; $__________, $0 and $0; and $__________,
$47,663 and $18,625 were paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the U.S. Government Securities Fund was charged $__________, $61,311 and $70,145, of which $__________, $246 and $0;
$__________, $0 and $0; and $__________, $31,285 and $14,792 were paid to the
Distributor, the Adviser and affiliates of the Adviser, respectively; and the Florida Tax-Exempt Fund was charged $__________, $222,038 and $251,826, of which $__________, $340 and $0; $__________, $0 and $0; and $__________,
$122,912 and $44,307 were paid to the Distributor, the Adviser and affiliates of the Adviser, respectively. For the fiscal years ended November 30, 1997, 1996 and 1995, the Small Capitalization Fund was charged $__________, $15,455 and $4,747 of which $__________, $89 and $0; $__________, $0 and $0; and
$__________, $12,184 and $1,074 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the Balanced Fund was charged $__________, $10,046 and $1,836 of which $__________, $8 and $0; $__________,
$0 and $0; and $__________, $7,177 and $521 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the Short-Term Fixed Income Fund was charged $__________, $1,980 and $681 of which $__________,
$18 and $0; $__________, $0 and $0; and $__________, $1,477 and $152 was paid to the Distributor, the Adviser and affiliates of the Adviser respectively; and the Managed Bond Fund was charged $__________, $3,565 and $2,539 of which $__________, $215 and $0; $__________, $0 and $0; and $__________, $2,374 and
$976 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively. For the fiscal year ended November 30, 1997, pursuant to the current Combined and Amended and Restated

Distribution and Service Plan, the Equity Value Fund was charged $__________ of which $__________, $__________ and $_________ was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively, and the International Equity Fund was charged $__________ of which $__________, $__________ and $__________ was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively. For the period from commencement of operations (December 27, 1995) through November 30, 1996, pursuant to the respective distribution plans for Retail Shares then in effect, the Equity Value Fund was charged $8 of which $1, $0, and $6 was paid to Distributor, the Adviser and affiliates of the Adviser, respectively, and the International Equity Fund was charged $51 of which $2, $0 and $49 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively.


          For the fiscal years ended November 30, 1997, 1996 and 1995, the Distributor and various brokers of record waived $__________, $0 and $0 for the Equity Fund; $__________, $0 and $0, respectively for the U.S. Government Securities Fund; and $__________, $0 and $0, respectively, for the Florida Tax-Exempt Fund.


          For the fiscal years ended November 30, 1997, 1996 and 1995, pursuant to the current Combined Amended and Restated Distribution and Service Plan and the previous distribution plans for Retail Shares then in effect, the Prime Fund was charged $__________, $1,724,906 and $1,523,956, of which amount $__________, $5 and $154,828; $__________, $0 and $0 and
$__________, $681,779 and $9,336 was earned by the Distributor, the Adviser, and affiliates of the Adviser, respectively; the Treasury Fund was charged $__________, $173,529 and $200,869, of which amount $__________, $0 and
$20,170; $__________, $0 and $0 and $__________, $52,640 and $339 was earned by the Distributor, the Adviser and affiliates of the Adviser, respectively; and the Tax-Exempt Fund was charged $__________, $147,695 and $188,796, of which amount $__________, $0 and $18,722; $__________, $0 and $0 and
$__________, $55,133 and $1,247 was earned by the Distributor, the Adviser and affiliates of the Adviser, respectively.

          Class B Shares were initially offered by the Equity, Small Capitalization, U.S. Government Securities and Florida Tax-Exempt Funds on March 1, 1994. Additionally, the Balanced, Short-Term Fixed Income and Managed Bond Funds commenced operations on April 11, 1994. For the period December 1, 1995 through March 9, 1996, the fiscal year ended November 30, 1995 and the period from their respective dates of initial offering or commencement of operations through November 30, 1994, pursuant to the respective distribution plans for Class B Shares then in effect, the Equity Fund was charged $6,670, $16,820 and $8,478; of which amount $4,828, $13,858 and $8,264, $0, $0 and $0, and

$235, $884 and $1 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively, the Small Capitalization Fund was charged $7,145, $20,053 and $9,983 of which amount $5,203, $16,017 and $9,982, $0, $0 and $0, and $113, $979 and $1 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the Balanced Fund was charged $6,867, $16,107 and $5,123 of which amount $5,007, $13,242 and $5,072, $0, $0 and $0, and
$170, $838 and 0 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the Short-Term Fixed Income Fund was charged $366, $898 and $90 of which amount $267, $766 and $73, $0, $0 and $0, and $0, $11 and $0 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the U.S. Government Securities Fund was charged $3,907, $13,340 and $8,207 of which amount $2,837, $11,134 and $7,819, $0, $0 and $0, and $24, $572 and $1 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the Managed Bond Fund was charged $1,601, $5,219 and $1,845 of which amount $1,165, $4,288 and $1,832, $0, $0 and $0, and $8, $226, and $0 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; and the Florida Tax-Exempt Fund was charged $26,917, $76,047 and $31,280 of which amount $19,351, $62,228 and
$30,051, $0, $0 and $0, $228, $3,553, and $8 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively. For the same time periods the Distributor and various broker dealers waived $0, $0 and $3,982; $0, $0 and $0; $0, $0 and $0; $0, $0 and $0; $0, $0 and $1,308; $0, $0 and
$0; and $0, $0 and $1,746 respectively, for the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds. No Class B Shares of the Equity Value and International Equity Funds were offered during those periods or fiscal years.

          Prior to April 1, 1996, Emerald Funds maintained Shareholder and Administrative Services Plans for Retail Shares and Class B Shares. The shareholder and administrative support services provided by the Funds' prior administrator pursuant to these Plans were services designed particularly for retail investors. For these services, the prior administrator received payments in an amount not exceeding (on an annual basis) a specified percentage (.15% in the case of the Equity and Fixed Income Funds and .25% in the case of the Money Market Funds) of the average daily net asset value of the Shares to which a particular Shareholder and Administrative Services Plan related.

          For the fiscal year ended November 30, 1997, pursuant to the Shareholder Processing Plan for Retail Shares, the Equity Fund was charged $__________, of which $_________ was paid to the Adviser; the Small Capitalization Fund was charged $_________, of which $__________ was paid to the Adviser; the Balanced Fund was charged $___________, of which $____________ was paid to the Adviser; the Short-Term Income Fund was charged $__________, of which $__________ was paid to the Adviser; the U.S. Government

Securities Fund was charged $_________, of which $_________ was paid to the Adviser; the Managed Bond Fund was charged $____________, of which $_________ was paid to the Adviser; the Florida Tax-Exempt Fund was charged $__________, of which $___________ was paid to the Adviser; the Equity Value Fund was charged $__________, of which $_________ was paid to the Adviser and the International Equity Fund was charged $___________, of which $_________ was paid to the Adviser.


          For the fiscal year ended November 30, 1997, pursuant to the Shareholder Processing Plan for Retail Shares, the Prime Fund was charged $____________, of which $____________ was paid to the Distributor and $____________ to the Adviser; the Treasury Fund was charged $____________, of which $____________ was paid to the Distributor and $____________to the Adviser; and the Tax-Exempt Fund was charged $____________, of which $____________ was paid to the Distributor and $____________ to the Adviser.

          For the fiscal year ended November 30, 1996, pursuant to the respective shareholder service plans then in effect for Retail and Class B Shares, the Equity Fund was charged $62,663, of which $62,663 was paid to the Adviser; the Small Capitalization Fund was charged $19,051, of which $19,051 was paid to the Adviser; the Balanced Fund was charged $10,343, of which $10,343 was paid to the Adviser; the Short-Term Fixed Income was charged $1,914, of which $1,914 was paid to the Adviser; the U.S. Government Securities Fund was charged $28,849, of which $28,849 was paid to the Adviser; the Managed Bond Fund was charged $4,182, of which $4,182 was paid to the Adviser; the Florida Tax-Exempt Fund was charged $195,393, of which $195,393 was paid to the Adviser. For the period from commencement of operations (December 27, 1995) through November 30, 1996, pursuant to the respective shareholder service plans then in effect for Retail Shares, the Equity Value and International Equity Funds were each charged $0. No Class B Shares of the Equity Value and International Equity Funds were offered during this period.

          For the fiscal year ended November 30, 1996, pursuant to the respective shareholder service plans then in effect for Retail Shares, the Prime Fund was charged $906,317, of which $81,237 was paid to the Distributor and $825,080 was paid to the Adviser; the Treasury Fund was charged $71,325, of which $10,165 was paid to the Distributor and $61,070 was paid to the Adviser; and the Tax-Exempt Fund was charged $73,869, of which $7,315 was paid to the Distributor and $66,554 was paid to the Adviser.

          For fiscal year ended November 30, 1995 and the period March 1, 1994 (effective date of the initial Shareholder and Administrative Services Plans) through November 30, 1994, pursuant to the respective shareholder service plans then in effect for Retail Shares, the Equity Fund was charged $29,926 and $25,053, of which $29,926 and $22,106 was paid to the prior administrator; the Small Capitalization Fund was charged $2,916 and $1,163, of which $2,916 and $1,138 was paid to the prior administrator; the U.S. Government Securities Fund was charged $42,088 and $54,294, of which $42,088 and $46,973 was paid to the prior administrator; and the Florida Tax-Exempt Fund was charged $151,096 and $156,105, of which $151,096 and $136,763 was paid to the prior administrator. For the fiscal year ended November 30, 1995 and the period April 11, 1994 (commencement of operations) through November 30, 1994 the Balanced Fund was charged $1,064 and $294, of which $1,064 and $0 was paid to the prior administrator; the Short-Term Fixed Income Fund was charged $408 and $106, of which $408 and $0 was paid to the prior administrator, the Managed Bond Fund was charged $2,021 and $330, of which $2,021 and $0 was paid to the prior administrator; the Prime Fund was charged $1,523,904 and $902,581, of which $1,523,904 and $89,233 was paid to the prior administrator; the Treasury Fund was charged $200,689 and $142,700, of which $200,689 and $14,261 was paid to the prior administrator; and the Tax-Exempt Fund was charged $188,796 and $198,481, of which $188,791 and $19,269 was paid to the prior administrator.

          For the same periods or fiscal year, pursuant to the respective shareholder service plans for Class B Shares then in effect, the Equity, Small Capitalization, U.S. Government Securities, Florida Tax-Exempt, Balanced, Short-Term Fixed Income and Managed Bond Funds were charged $2,523 and $1,272; $3,078 and $1,399; $1,996 and $848; $11,406 and $4,164; $2,453
and $768; $144 and $13; and $1,039 and $277, respectively, of which $2,523 and $1,122; $3,078 and $1,370; $1,196 and $734; $11,406 and $3,648; $2,453
and $0; $144 and $0; and $1,039 and $0, respectively, was paid to the prior administrator. No Class B Shares of the Equity Value and International Equity Funds were offered during fiscal year or period indicated.

MATTERS PERTAINING TO COMBINED DISTRIBUTION AND SERVICE PLAN FOR RETAIL SHARES

          Payments for distribution expenses (but not shareholder liaison expenses) under the Combined Distribution and Services Plan are subject to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Trust] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the respective Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Combined Distribution and Service Plan provides that any type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the Investment Company Act of 1940) of Emerald Funds nor have any direct or indirect financial interest in the operation of the Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees"). Any amendment that increased materially the costs which Retail Shares may bear for distribution must be approved by a vote of a majority of the outstanding
Retail Shares of the Fund involved.

          Emerald Funds' Board of Trustees has concluded that there is a reasonable likelihood that the Combined Distribution and Services Plan will benefit the Equity, Fixed Income and Money Market Funds and their Retail Shareholders. The Plan is subject to annual re-approval by a majority of the Disinterested Trustees of the Plan and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail Shares of the Fund involved. Any agreement entered into pursuant to the Combined Distribution and Service Plan with a Service Organization is terminable with respect to any Fund without penalty at any time by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail Shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

          Banks may act as Service Organizations and receive payments under the Combined Distribution and Service Plan and the Shareholder Processing Plan as described. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

          As long as the Combined Distribution and Service Plan for the Retail Shares is in effect, the nomination of the Trustees who are not interested persons of Emerald Funds (as defined in the Investment Company Act of 1940) must be committed to the non-interested Trustees.

          Emerald Funds understands that the Adviser and/or some Service Organizations or other institutions may charge their clients a direct fee for services in connection with their investments in the Funds. These fees would be in addition to any amounts which might be received under the Retail Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

CUSTODIAN AND TRANSFER AGENT

          Emerald Funds has appointed The Bank of New York, 90 Washington Street, New York, New York 10286 as custodian for the Funds.

          BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 provides transfer agency and dividend disbursing services for Emerald Funds.

                        INDEPENDENT ACCOUNTANTS/EXPERTS

          [                  ] serves as independent accountants for Emerald
Funds. The financial statements dated November 30, 1997 which
[                  ] into this Statement of Additional Information have been
[        ] in reliance on the report of [                         ] given on
the authority of said firm as experts in auditing and accounting.

                                       COUNSEL

          Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to Emerald Funds and will pass upon the legality of the shares offered by the Funds' Prospectuses.

                  ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

          From time to time, the yields and the total returns of the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information with respect to these Funds is generally available by calling 800-637-3759. In addition to the publications listed in the Funds' Prospectuses, yields and total returns as reported in the following publications may be used to compare the performance of the Funds or any one of them to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds: BOCA RATON NEWS, BRADENTON HERALD, CHARLOTTE SUN HERALD, COCOA TODAY, DAYTONA BEACH NEWS-JOURNAL, DELAND SUN NEWS, FORT LAUDERDALE NEWS AND SUN SENTINEL, FORT MYERS NEWS, FORT PIERCE NEWS TRIBUNE, GAINESVILLE SUN, JACKSONVILLE TIMES UNION, MIAMI HERALD, ORLANDO SENTINEL, PENSACOLA NEWS JOURNAL, SANFORD HERALD, SARASOTA HERALD-TRIBUNE, ST. PETERSBURG TIMES, STUART NEWS, TALLAHASSEE DEMOCRAT, TAMPA TRIBUNE, VERO BEACH PRESS JOURNAL, and WEST PALM BEACH POST TIMES.


          From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications.

Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

          In addition, in such communication, the Adviser may offer opinions on current economic conditions.

PERFORMANCE CALCULATIONS FOR THE EQUITY AND FIXED INCOME FUNDS

          YIELD CALCULATIONS. The yields for the respective share classes of an Equity and Fixed Income Fund are calculated separately by dividing the net investment income per share (as described below) earned by a class during a 30-day (or one month) period by the maximum offering price per share, on the last day of the period and analyzing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to the class, net of reimbursements. This calculation can be expressed as follows:

                            a-b
               Yield = 2 [(----- + 1)6 - 1]
                            cd

     Where:  a =    dividends and interest earned during the period.

             b =    expenses accrued for the period (net of reimbursements).

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d = maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

          With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

          The Florida Tax-Exempt Fund's "tax-equivalent" yield for a particular share class is computed by (a) dividing the portion of the Fund's yield for a particular class (calculated as above) that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the quotient to that portion, if any, of such yield that is not exempt from federal income tax


          Based on the foregoing calculations, the yields for Retail Shares and Institutional Shares of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds (after fee waivers and expense reimbursements) for the 30-day period ended November 30, 1997 were as follows:
____% and ____%, respectively, for the Short-Term Fixed Income Fund; ____% and
____%, respectively, for the U.S. Government Securities Fund; ____% and ____%, respectively, for the Managed Bond Fund; and ____% and ____%, respectively, for the Florida Tax-Exempt Fund.



          The yields for Retail Shares and Institutional Shares for the same period before fee waivers and expense reimbursements were ____% and ____%, respectively, for the Short-Term Fixed Income Fund; ____% and ____%, respectively, for the U.S. Government Securities Fund; ____% and ____%, respectively, for the Managed Bond Fund; and ____% and ____%, respectively, for the Florida Tax-Exempt Fund.



          The Florida Tax-Exempt Fund's "tax-equivalent" yields for its Retail Shares and Institutional Shares were ____% and ____%, respectively, after fee waivers and expense reimbursements, and ____% and ____%, respectively, before fee waivers and expense reimbursements, for the 30-day period ended November 30, 1997 based on a federal tax rate of 36%.


          TOTAL RETURN CALCULATIONS. The Equity and Fixed Income Funds compute their average annual total returns separately for their separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                     ERV
                              T = [(-----) 1/n - 1]
                                      P

     Where:        T   = average annual total return.

                   ERV = ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                   P   = hypothetical initial payment of $1,000.

                   n   = period covered by the computation, expressed in terms
                         of years.

          The Equity and Fixed Income Funds compute their aggregate total returns separately for their separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                          ERV
              aggregate total return = [(----- - 1)]
                                           P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


          Based on the foregoing calculations, the average annual total returns for Retail Shares for the twelve months ended November 30, 1997 and the period from their respective commencement dates to November 30, 1997 were as follows:
Equity Value Fund -- _____% and _____%, respectively; International Equity
Fund -- _____% and _____%, respectively; Balanced Fund -- _____% and _____%, respectively; U.S. Government Securities Fund -- ____% and ____%, respectively; and the Florida Tax-Exempt Fund -- ____% and ____%, respectively. The average annual total returns for Retail Shares of the U.S. Government Fund and the Florida Tax-Exempt Fund for the five year period ended November 30, 1997 were ____% and ____%, respectively. The aggregate total returns for Retail Shares of the Balanced, U.S. Government Securities, and Florida Tax-Exempt Funds, for the period from their respective commencement dates to November 30, 1997 were _____%, _____%, and _____%, respectively. The commencement dates for Retail Shares of the respective
Funds were as follows: Equity Value Fund and International Equity Fund - December 27, 1995; Balanced Fund - April 11, 1994; U.S. Government Securities Fund - July 31, 1991; and Florida Tax-Exempt Fund - August 1, 1991.

          Based on the foregoing calculations, the average annual total returns for Institutional Shares for the twelve months ended November 30, 1997 and the period from their respective commencement dates to November 30, 1997 were as follows: Equity Value Fund -- _____% and _____%, respectively; International Equity Fund -- _____% and _____%, respectively; Balanced Fund -- _____% and _____%, respectively; U.S. Government Securities Fund -- ____% and ____%, respectively; and the Florida Tax-Exempt Fund -- ____% and ____%, respectively. The aggregate total returns for Institutional Shares of the Balanced, U.S. Government Securities, and Florida Tax-Exempt Funds, for the period from their respective commencement dates to November 30, 1997 were _____%, _____% and _____%, respectively. The commencement dates for Institutional Shares of the respective Funds were as follows: Equity Value Fund and International Equity Fund - December 27, 1995; Balanced Fund - April 11, 1994; U.S. Government Securities Fund -March 1, 1994; and Florida Tax-Exempt Fund - March 1, 1994.



          The Equity, Small Capitalization, Managed Bond and Short-Term Fixed Income Funds commenced their initial investment operations in connection with the transfer of assets from common trust funds managed by BBTC for employee benefit plan accounts. The Prospectuses set forth certain performance information under the heading "Other Performance Information" relating to those common trust funds before the Equity, Small Capitalization, Managed Bond and Short-Term Fixed Income Funds registered as investment companies with the SEC, together with the performance information of these Funds since their commencement of operations. As of November 30, 1997, such performance was as follows:



RETAIL SHARES

                          Average Annual Total Return
                    For the Periods Ended November 30, 1997
                               1 Year       3 Years     5 Years      10 Years

 Equity Fund                   _____%       _____%      _____%        _____%

 Small Capitalization
 Fund                          _____%       _____%      _____%        _____%

 Managed Bond Fund             _____%       _____%      _____%        _____%

 Short-Term Fixed
 Income Fund                   _____%       _____%      _____%        _____%



INSTITUTIONAL SHARES

                          Average Annual Total Return
                    For the Periods Ended November 30, 1997
                               1 Year       3 Years     5 Years      10 Years

 Equity Fund                   _____%       _____%      _____%        _____%

 Small Capitalization
 Fund                          _____%       _____%      _____%        _____%

 Managed Bond Fund             _____%       _____%      _____%        _____%

 Short-Term Fixed
 Income Fund                   _____%       _____%      _____%        _____%



          During the periods indicated fee waivers and expense reimbursements were in effect; without these waivers and reimbursements the Funds' total returns would have been lower.

PERFORMANCE CALCULATIONS FOR THE MONEY MARKET FUNDS

          The "yields" and "effective yields" of each Money Market Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yields for the respective share classes of each Money Market Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or front-end sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Money Market Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Fund may quote a standardized "tax-equivalent yield" of each of its classes of shares, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such class that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield for such class of shares that is not exempt from federal income tax. The fees that may be imposed by institutional investors directly on their customers for cash management and other services are not reflected in Emerald Funds' calculations of yields for the Funds.


          For the seven-day period ended November 30, 1997, the annualized yields (after fee waivers) of Retail Shares in the Treasury Fund, Prime Fund and Tax-Exempt Fund were ____%, ____% and ____%, respectively, the effective yields (after fee waivers) of Retail Shares in such Funds were ____%, ____% and ____%, respectively, and the tax-equivalent yield (after fee waivers) of Retail Shares in the Tax-Exempt Fund was ____% (assuming a Federal income tax rate of 36%).
In addition, each Money Market Fund may quote from time to time its total return in accordance with SEC regulations.



                                    MISCELLANEOUS

          As used in this Statement of Additional Information and in the Prospectuses a "majority of the outstanding shares" of a Fund or class means, with respect to the approval of a Fund's Advisory or Sub-Advisory Agreement or a change in a fundamental investment limitation, or with respect to a material increase in the distribution costs borne by a class of Retail Shares under the Combined Distribution and Services Plan, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.



          As of __________, 1998, the Adviser and its affiliated banks owned of record substantially all of the outstanding shares of the Treasury Advantage Institutional Fund and Prime Advantage Institutional Fund on behalf of their customer accounts. The Adviser and such affiliated banks were also the beneficial owners of the following percentages of shares that were also the beneficial owners of the following percentages of shares that were outstanding on such date because the Adviser and its affiliates possessed voting or investment discretion with respect to such shares: Treasury Advantage Institutional Fund - Institutional Shares (___%), Prime Advantage Institutional Fund - Institutional Shares (___%), Treasury Fund - Institutional Shares (_____%), Treasury Fund - Service Shares (___%), Prime Fund - Institutional Shares (_____%), Prime Fund - Service Shares (_____%), Tax-Exempt Fund -Institutional Shares (___%), Tax-Exempt Fund - Service Shares (_____%), Equity Fund - Institutional Shares (_____%), Equity Value Fund - Institutional

Shares (___%); Small Capitalization Fund - Institutional Shares (_____%), Balanced Fund - Institutional Shares (_____%), U.S. Government Securities Fund - Institutional Shares (_____%), Managed Bond Fund - Institutional Shares (_____%), International Equity Fund - Institutional Shares (___%); Short-Term Fixed Income Fund - Institutional Shares (___%); and Florida Tax-Exempt Fund - Institutional Shares (_____%).



          As of __________, 1998, the name, address and percentage of the outstanding shares held by other investors who may have owned of record or beneficially 5% or more of the outstanding shares of a particular class of a Fund were as follows: [to be provided]


          The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                                 FINANCIAL STATEMENTS

          The audited financial statements and related report of [
        ], the independent auditors for Emerald Funds, contained in the Funds' annual report to shareholders for the fiscal year ended November 30, 1997 (the
"Annual Report") are [                  ]. Copies of the Annual Report may be
obtained by writing to BISYS Fund Services, Inc. at P.O. Box 182697, Columbus, Ohio 43218-2697 or by calling toll-free at 800-637-3759.

                                      APPENDIX A


COMMERCIAL PAPER RATINGS


          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:



          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.



          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:



          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          "Not Prime" - Issuers do not fall within any of the Prime rating categories.



          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:


          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.


          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:



          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.



          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".



          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


          "D" - Securities are in actual or imminent payment default.





          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:



          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.



          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."



          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.



          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.





CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.



          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.


          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.





          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade.

Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:



          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.



          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.



          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.



          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



          "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.



          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.



          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.





          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:


          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.



          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.



          "SG" - This designation denotes speculative quality and lack of margins of protection.



          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      APPENDIX B

          As stated in the Prospectuses, certain of the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS.

          USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

          DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

          EXAMPLES OF FUTURES CONTRACT SALE. A Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

          In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

          If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

          EXAMPLES OF FUTURES CONTRACT PURCHASE. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

          For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

          The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

          If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   INDEX FUTURES CONTRACTS.

          A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

          A Fund will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of its respective portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

          The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

     Portfolio                             Futures
     ---------                             -------
                                        -Day Hedge is Placed-

Anticipate Buying $62,500                  Buying 1 Index Futures
   Equity Portfolio                         at 125
                                           Value of Futures =
                                                 $62,500/Contract

                                        -Day Hedge is Lifted-

Buy Equity Portfolio with               Sell 1 Index Futures at 130
   Actual Cost = $65,000                   Value of Futures = $65,000/
Increase in Purchase Price =                 Contract
   $2,500                                  Gain on Futures = $2,500

                 HEDGING A STOCK PORTFOLIO:  Sell the Future
                 Hedge Objective:  Protect Against Declining
                              Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Portfolio                             Futures
     ---------                             -------
                                        -Day Hedge is Placed-

Anticipate Selling $1,000,000              Sell 16 Index Futures at 125
   Equity Portfolio                     Value of Futures = $1,000,000

                                        -Day Hedge is Lifted-

Equity Portfolio-Own                    Buy 16 Index Futures at 120
   Stock with Value = $960,000             Value of Futures = $960,000
   Loss in Fund Value = $40,000         Gain on Futures = $40,000

          If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                     ANTICIPATORY PURCHASE HEDGE:  Buy the Future
                  Hedge Objective:  Protect Against Increasing Price

     Portfolio                             Futures
     ---------                             -------
                                        -Day Hedge is Placed-
Anticipate Buying $62,500                  Buying 1 Index Futures at 125
   Equity Portfolio                     Value of Futures = $62,500/
                                                Contract

                                        -Day Hedge is Lifted-

Buy Equity Portfolio with               Sell 1 Index Futures at 120
   Actual Cost - $60,000                  Value of Futures = $60,000/
Decrease in Purchase Price = $2,500               Contract
                                        Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO:  Sell the Future
                   Hedge Objective:  Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Portfolio                             Futures
     ---------                             -------
                                        -Day Hedge is Placed-

Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
   Equity Portfolio                        Value of Futures = $1,000,000

                                        -Day Hedge is Lifted-

Equity Portfolio-Own                    Buy 16 Index Futures at 130
   Stock with Value = $1,040,000           Value of Futures = $1,040,000
   Gain in Fund Value = $40,000         Loss of Futures = $40,000


III.  FUTURES CONTRACTS ON FOREIGN CURRENCIES.

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS.

          Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the

Fund's custodian an amount of liquid assets, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

          There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline.
If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

          Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In instances involving the purchase of futures contracts by a Fund, an amount of liquid assets, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

          Successful use of futures by a Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  OPTIONS ON FUTURES CONTRACTS.

          The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII.  OTHER TRANSACTIONS

          A Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging and other investment strategies if, in the judgment of the adviser, transactions therein are necessary or advisable.

VIII.  ACCOUNTING AND TAX TREATMENT.

          Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

          Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle.
With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts and options from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund is allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

          Certain foreign currency contracts entered into by a Fund may be subject to the marking-to-market process but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          Some investments of a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          Qualification as a regulated investment company under the Code requires that a Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to a Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to a Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by a Fund in the same manner as by the partnership or trust.

                            PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:

               (1)  To be filed by Amendment.


          (b)  Exhibits:

               (1) Agreement and Declaration of Trust of the Registrant dated March 15, 1988 is incorporated by reference to Exhibit (1) to Registrant's Registration Statement on Form N-1A, filed on March 21, 1988.

               (2)  (a)  Registrant's Code of Regulations is incorporated by reference to Exhibit (2) to Registrant's Registration Statement on Form N-1A, filed on March 21, 1988.

                    (b) Amendment No. 1 to Registrant's Code of Regulations is incorporated by reference to Exhibit (2) (b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

                    (c) Amendment No. 2 to Registrant's Code of Regulations is incorporated by reference to Exhibit (2)(c) to Registrant's Post-Effective Amendment No. 20 to Registration Statement on Form N-1A, filed on October 1, 1996.

               (2)  (d)  Revised Amendment No. 2 to Registrants' Code of
                         Regulations.

               (3)  None.

               (4)  (a)  Form of Generic Share Certificate for all portfolios of
                         Emerald Funds is incorporated by reference to Exhibit
                         (4) (a) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A, filed on September 16, 1994.

               (5)  (a)  Investment Advisory Agreement between Registrant and
                         Barnett Capital Advisors, Inc. (Treasury Fund and Prime
                         Fund).

                    (b) Investment Advisory Agreement between Registrant and Barnett Capital Advisors, Inc. (Tax-Exempt Fund).


                    (c) Investment Advisory Agreement between Registrant and Barnett Capital Advisors, Inc. (Equity Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Small Capitalization Fund, Balanced Fund, Managed Bond Fund, International Equity Fund, Equity Value Fund, Prime Advantage Institutional Fund, Treasury Advantage Institutional Fund).



                    (d) Sub-Investment Advisory Agreement between Barnett Capital Advisors, Inc. and Rodney Square Management Corporation (Tax-Exempt Fund).



                    (e) Sub-Investment Advisory Agreement between Barnett Capital Advisors, Inc. and Brandes Investment Partners, L.P. (International Equity Fund).

               (6)  (a)  Distribution Agreement between Registrant and Emerald
                         Asset Management, Inc. dated as of January 4, 1994 is incorporated by reference to Exhibit (6) (b) to Registrant's Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed on
                         January 28, 1994.

                    (b) Amendment No. 1 to Distribution Agreement between Registrant and Emerald Asset Management, Inc. is incorporated by reference to Exhibit (6) (b) to PEA No. 17, filed on February 1, 1996.

               (7)       None.

               (8)  (a)  Custody Agreement between Registrant and The Bank of
                         New York is incorporated by reference to Exhibit (8)
                         (a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

                    (b) Amendment to Custody Agreement with respect to the addition of global custody with respect to the

                         International Equity Fund is incorporated herein by reference to Exhibit (8)(b) to Registrant's Post-Effective Amendment No. 19 to Registration Statement on Form N-1A, filed on August 26, 1996.

               (9)  (a)  Administration Agreement between Registrant and BISYS
                         Fund Services Limited Partnership is incorporated by reference to Exhibit (9)(a) to Registrant's Post-Effective Amendment No. 18 to Registration Statement on Form N-1A, filed on June 28, 1996.

                    (b) Shareholder Processing and Services Plan and Form of Servicing Agreement for Emerald Service Shares is incorporated by reference to Exhibit (9)(a) to PEA No. 17, filed on February 1, 1996.

                    (c) Shareholder Processing Plan and Form of Servicing Agreement for Retail Shares is incorporated by reference to Exhibit (9) (c) to Registrant's Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed on February 1, 1996.

                    (d) Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc. is incorporated by reference to Exhibit (9)(b) to Registrant's Post-Effective Amendment No. 18 to Registration Statement on Form N-1A filed on June 28, 1996.

                    (e) Cash Management and Related Services Agreement between Registrant and The Bank of New York dated as of January 3, 1994 is incorporated by reference to Exhibit (9)(q) to Registrant's Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed on January 28, 1994.

                    (f) Amendment to Cash Management and Related Services Agreement between Registrant and the Bank of New York dated as of May 20, 1996 is incorporated by reference to Exhibit (9)(f) to Registrant's Post-Effective Amendment

                         No. 18 to Registration Statement on Form N-1A filed on June 28, 1996.

                    (g) Fund Accounting Agreement between BISYS Fund Services Limited Partnership and BISYS Fund Services, Inc is incorporated by reference to Exhibit (9)(g) to Registrant's Post-Effective Amendment No. 18 to Registration Statement on Form N-1A filed on June 28, 1996.

               (10) (a)  To be filed by Amendment.

               (11) (a) Consent of Independent Accountants to be filed by Amendment.

                    (b)  Consent of Drinker Biddle & Reath LLP.

               (12) None.

               (13) Purchase Agreement between Registrant and Hambrecht & Quist
                    Group, Inc. is incorporated by reference to Exhibit (13) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

               (14) Individual Retirement Account Custodial Agreement and
                    accompanying Disclosure Statement is incorporated by reference to Exhibit (14) to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, filed on January 31, 1991.

               (15) (a) Form of Broker-Dealer Agreement between Emerald Asset Management, Inc. and financial intermediaries (Equity Fund, Equity Income Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Tax-Exempt Target Fund (Maturity: 1995), Tax-Exempt Target Fund (Maturity: 2000) and Tax-Exempt Target Fund (Maturity: 2005)) is incorporated by reference to Exhibit (15) (c) to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, filed on January 31, 1991.

                    (b) Combined Amended and Restated Distribution and Service Plan with Related Agreement for Retail Shares (All Funds) is incorporated by reference to Exhibit (15)(e) to PEA No. 17, filed on February 1, 1996.

               (16) (a) Schedule for Computation of Performance Quotations - Treasury Advantage Institutional Fund is incorporated by reference to Exhibit (16) (a) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed on January 31, 1992.

                    (b) Schedule for Computation of Performance Quotations - Prime Advantage Institutional Fund is incorporated by reference to Exhibit (16) (b) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed January 31, 1992.

                    (c) Schedule for Computation of Performance Quotations - Institutional Shares of the Treasury Fund, Prime Fund and Tax-Exempt Fund is incorporated by reference to Exhibit (16) (c) is Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed January 31, 1992.

                    (d) Schedule for Computation of Performance Quotations - Service Shares of the Treasury Fund, Prime Fund and Tax-Exempt Fund is incorporated by reference to Exhibit
                         (16) (d) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed January 31, 1992.

                    (e) Schedule for Computation of Performance Quotations - Retail Shares of the Treasury Fund, Prime Fund and Tax-Exempt Fund is incorporated by reference to Exhibit
                         (16) (e) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed January 31, 1992.

                    (f) Schedule for Computation of Performance Quotations - Equity Fund is incorporated by reference to Exhibit (16) (f) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed on January 31, 1992.

                    (g) Schedule for Computation of Performance Quotation - U.S. Government Securities Fund is incorporated by reference to Exhibit (16) (g) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed on January 31, 1992.

                    (h) Schedule for Computation of Performance Quotations - Florida Tax-Exempt Fund is incorporated by reference to Exhibit (16) (h) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed on January 31, 1992.

                    (i) Schedule for Computation of Performance Quotations - Small Capitalization Fund is incorporated by reference to Exhibit (16) (i) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A, filed on September 16, 1994.

                    (j) Schedules for Computation of Performance Quotations - Balanced Fund is incorporated by reference to Exhibit
                         (16) (j) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A, filed on September 16, 1994.

                    (k) Schedules for Computation of Performance Quotations - Short-Term Fixed Income Fund is incorporated by reference to Exhibit (16) (k) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A, filed on September 16, 1994.

                    (l) Schedules for Computation of Performance Quotations - Managed Bond Fund is incorporated by reference to Exhibit (16) (l) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A filed on September 16, 1994.

                    (m) Schedules for Computation of Performance Quotations - Equity Value Fund is incorporated by reference to Exhibit (16)(c) to Registrant's Post-Effective Amendment No. 18 to Registration Statement on Form N-1A filed on June 28, 1996.

                    (n) Schedules for Computation of Performance Quotations - International Equity Fund is incorporated by reference to Exhibit (16)(d) to Registrant's Post-Effective Amendment No. 18 to Registration Statement on Form N-1A filed on June 28, 1996.

               (18) (a) Revised Plan pursuant to Rule 18f-3 for operation of a Multi-Class System is incorporated by reference to Exhibit (18)(a) to Registrant's Post-Effective Amendment No. 18 to Registration Statement on Form N-1A filed on June 28, 1996.

               (27)      To be filed by Amendment.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Inapplicable.


Item 26.  NUMBER OF HOLDERS OF SECURITIES


          As of January 21, 1998:


     Title of Class of Holders     Number of Record Holders
     -------------------------     ------------------------

          Class A-1 Shares                     1

          Class B-1 Shares                     1

          Class C-1 Shares                     0

          Class D-1 Shares                     3

          Class D-2 Shares                     4

     Title of Class of Holders     Number of Record Holders
     -------------------------     ------------------------

          Class D-3 Shares                      7

          Class E-1 Shares                     10

          Class E-2 Shares                      6

          Class E-3 Shares                    609

          Class F-1 Shares                      1

          Class F-2 Shares                      3

          Class F-3 Shares                     13

          Class G-1 Shares                  3,854

          Class G-3 Shares                    673

          Class H-1 Shares                  1,547

          Class H-3 Shares                    460

          Class I-1 Shares                    736

          Class I-3 Shares                    386

          Class J-1 Shares                  1,498

          Class J-3 Shares                  2,316

          Class K-1 Shares                    144

          Class K-3 Shares                  2,169

          Class L-1 Shares                    144

          Class L-3 Shares                    425

          Class M-1 Shares                    667

          Class M-3 Shares                    100

          Class N-1 Shares                    468

          Class N-3 Shares                  2,063

          Class O-1 Shares                    354

          Class O-3 Shares                    286

 Item 27.  INDEMNIFICATION

          Indemnification of Registrant's principal underwriter against certain losses is provided for in Section V.3. of the Distribution Agreement incorporated herein by reference as Exhibit (6) (a). Indemnification of Registrant's Custodian is provided for in Article XV, Section 15, of the Custody Agreement incorporated herein by reference as Exhibit (8) (a). Indemnification of Registrant's Transfer Agent and Dividend Disbursing Agent is provided for in Section 9 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (9)(d). Indemnification of Registrant's Cash Management Service Provider is provided for in Article 4 VI, Section 3, of the Cash Management and Related Services Agreement incorporated by reference as Exhibit (9)(e). Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Agreement and Declaration of Trust incorporated herein by reference as Exhibit (1), provides as follows:

          9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

          The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.2.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Section 9.6 of the Registrant's Agreement and Declaration of Trust, incorporated herein by reference as Exhibit (1), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

          9.6 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          (a) Barnett Capital Advisors, Inc., a Florida corporation with principal offices in Jacksonville, Florida, offers investment advisory services in the states of Florida and Georgia. Barnett Capital Advisors, Inc. is an indirect, wholly-owned subsidiary of NationsBank Corporation.

          To Registrant's knowledge, none of the directors or senior executive officers of Barnett Capital Advisors, Inc., except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Barnett Capital Advisors, Inc., also hold various positions with, and engage in business for, affiliates of Barnett Capital Advisors, Inc. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Barnett Capital Advisors, Inc. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.



                                Position with             Other
                                Barnett Capital           Business                             Type of
 Name                           Advisors, Inc.            Connections                          Business
 ----                           ---------------           -----------                          --------

 Jack A. Ablin                  Interim President/Chief   Former Head of Fixed Income at Bank  Investment Advisor
                                Executive officer         of Boston

 Scott E. Alexander             Director                  Director of Barnett Bank, N.A.,      Bank
                                                          Jacksonville, FL

                                                          Former Managing Director of          Financial Services
                                                          Fleet Investment Services
                                                          Providence, RI

 Richard A. Anderson            Director                  Regional Banking Executive, North    Bank
                                                          Region of Barnett Banks, Inc.,
                                                          Jacksonville, FL

                                                          Former President and Chief           Bank
                                                          Executive Officer of Barnett Bank
                                                          of Broward, Ft. Lauderdale, FL

 James E. Loskill               Director                  President and Chief Executive        Bank
                                                          Officer of Barnett Bank N.A.,
                                                          Naples, FL

                                       C-11


 Jeffrey J. Wirth               Director                  Director of Barnett Bank, N.A.,      Bank
                                                          Jacksonville, FL

                                                          Former Senior Vice President of      Financial Services
                                                          Fleet Investment Services,
                                                          Providence, RI



          (b) Rodney Square Management Corporation is a Delaware corporation organized in 1981 to provide management services to mutual funds and others, and has been advising mutual funds since 1985.

          To the knowledge of Registrant, none of the directors or officers of Rodney Square Management Corporation, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Rodney Square Management Corporation also hold various positions with, and engage in business for, Wilmington Trust Company, or other subsidiaries of Wilmington Trust Company. Set forth below are the names and principal businesses of the directors and officers of Rodney Square Management Corporation including those who are engaged in any other business, profession, vocation or employment of a substantial nature.



                                 Position with
                                 Rodney Square                        Other
                                 Management                           Business               Type of
Name                             Corporation                          Connections            Business
----                            ------------                          -----------            --------
Leah M. Anderson                 Accounting                           N/A                    N/A
                                 Officer

Cornelius G. Curran              Vice President                       Vice President,        Mutual
                                 since October, 1993                  Fund Plan Ser-         Fund/
                                                                      vices, Inc., from      Services
                                                                      July 1991 through
                                                                      October 1993

Scott W. Edmonds                 Senior Investment Officer,           N/A                    N/A
                                 since September, 1993

Joseph M. Fahey, Jr.             Vice President,                      N/A                    N/A
                                 Secretary & Director
                                 from 1992; Assistant
                                 Vice President & Director
                                 from 1988 to 1992

                                       C-12


Robert C. Hancock                Vice President &                     N/A                        N/A
                                 Treasurer

Robert J. Christian              Director                             Senior Vice President,     Banking
                                                                      Wilmington Trust
                                                                      Company, Rodney Square
                                                                      North, 1100 N. Market
                                                                      Street, Wilmington,
                                                                      DE 19890; the sole
                                                                      parent of RSMC.

                                                                      Director of Rodney         broker/
                                                                      Square Distributors,       dealer
                                                                      Inc.

Carl M. Rizzo                    Vice President, since                N/A                        N/A
                                 July, 1996

James John Palermo               Investment Officer                   N/A                        N/A


--------------------------


* Except as noted in the table, all Rodney Square Management Corporation Officers and Directors have been employed solely by Wilmington Trust Company or an affiliate thereof for the past two years.

          (c) Brandes Investment Partners, L.P. is a California Limited Partnership with principal offices in San Diego, California.


               The list required by this Item 28 of officers and directors of Brandes, together with information as to any business profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years is incorporated herein by reference to Schedule A and D of Form ADV filed by Brandes pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-24896).


Item 29.  PRINCIPAL UNDERWRITER

          (a)  None.

          (b) To the best of Registrant's knowledge, the directors and executive officers of Emerald Asset Management, Inc., distributor for Registrant, are as follows:


Name and                           Positions and
Principal                          Offices with                       Positions and
Business                           Emerald Asset                      Offices with
Address                            Management, Inc.                   Registrant
---------                          ----------------                   -------------
Lynn J. Mangum                     Chairman/CEO                       None
3435 Stelzer Road
Columbus, OH 43219-3035

William J. Tomko                   President                          Vice President
3435 Stelzer Road
Columbus, OH  43219-3035

Robert J. McMullan                 Executive Vice President/          None
3435 Stelzer Road                  Treasurer
Columbus, OH 43219-3035

Hugh Fanning                       Vice President                     Vice President
3435 Stelzer Road
Columbus, OH 43219-3035

Stephen G. Mintos                  Executive Vice President           None
3435 Stelzer Road
Columbus, OH  43219-3035

Dennis Sheehan                     Senior Vice President              None
3435 Stelzer Road
Columbus, OH 43219-3035

Kevin J. Dell                      Vice President/General Counsel/    None
3435 Stelzer Road                  Secretary
Columbus, OH 43219-3035

Mark J. Rybarczyk                  Senior Vice President              None
3435 Stelzer Road
Columbus, OH  43219-3035

George Martinez                    Senior Vice President              Assistant Secretary
3435 Stelzer Road
Columbus, OH  43219-3035

Michael Burns                      Vice President/Compliance          None
3435 Stelzer Road
Columbus, OH 43219-3035

Annamaria Porcaro                  Assistant Secretary                None
3435 Stelzer Road
Columbus, OH 43219-3035

Robert Tuch                        Assistant Secretary                Assistant Secretary
3435 Stelzer Road
Columbus, OH 43219-3035

Dale Smith                         Vice President                     None
3435 Stelzer Road
Columbus, OH 43219-3035

John Gilliam                       Vice President                     None
3435 Stelzer Road
Columbus, OH 43219-3035


          (c) None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

                (1) Barnett Capital Advisors, Inc., 9000 Southside Blvd., Building 100, P.O. Box 40200, Jacksonville, Florida 32203-0200 (records relating to its functions as investment adviser - all portfolios).

                (2) Bank of America, NT&SA, 300 South Grand Avenue, HCP 225, Los Angeles, California 90071 (records relating to its prior functions as sub-adviser - Treasury Trust Fund, Prime Trust Fund, Tax-Exempt Trust Fund and Tax-Exempt Fund).

                (3)  Rodney Square Management Corporation, Rodney
                     Square North, Wilmington, Delaware 19890 (records relating to its functions as sub-adviser - Tax-Exempt Fund and prior functions as sub-adviser to Treasury Advantage Institutional Fund and Prime Advantage Institutional Fund, formerly known as Treasury Trust Fund and Prime Trust Fund, respectively).

                (4) Brandes Investment Partners, L.P., 12750 High Bluff Drive, San Diego, California 92130 (records relating to its functions as sub-adviser -
                     International Equity Fund).

                (5) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, OH 43219-3035 (records relating to its functions as administrator and accounting services agent - all portfolios).

                (6) Emerald Asset Management, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 (records relating to its functions as distributor - all portfolios).

                (7) The Bank of New York, 90 Washington Street, 24th Floor, New York, New York 10286 (records relating to its functions as custodian for the Funds - all portfolios).

                (8) BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 (records relating to its functions as transfer agent and dividend disbursing agent - all portfolios).

                (9) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Agreement and Declaration of Trust, Code of Regulations and Minute Books).


Item 31.  MANAGEMENT SERVICES

          None.

Item 32.  UNDERTAKINGS

          The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Jacksonville and State of Florida on the 30th day of January, 1998.



                               EMERALD FUNDS
                               (Registrant)


                                By  /s/ John G. Grimsley
                                   --------------------------------
                                    John G. Grimsley
                                    President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signature                         Title                         Date
---------                         -----                         ----

*Marshall M. Criser               Chairman of the           January 30, 1998
----------------------            Board of Trustees
Marshall M. Criser

/s/ John G. Grimsley              President (Chief          January 30, 1998
----------------------            Executive Officer)
John G. Grimsley                  and Trustee

*Thomas E. Line                   Treasurer                 January 30, 1998
----------------------            (Principal Financial
Thomas E. Line                    and Accounting Officer)

*Raynor E. Bowditch               Trustee                   January 30, 1998
----------------------
Raynor E. Bowditch

*Albert D. Ernest                 Trustee                   January 30, 1998
----------------------
Albert D. Ernest

*Mary Doyle                       Trustee                   January 30, 1998
----------------------
Mary Doyle

*Harvey R. Holding                Trustee                   January 30, 1998
----------------------
Harvey R. Holding

/s/ John G. Grimsley
----------------------
* By John G. Grimsley,
  Attorney-in-Fact

                                    EMERALD FUNDS




                                  POWER OF ATTORNEY
                                  -----------------

          Marshall M. Criser, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.





Date:  March 18, 1997              /s/ Marshall M. Criser
                                   ------------------------------
                                   Marshall M. Criser

                                    EMERALD FUNDS




                                  POWER OF ATTORNEY
                                  -----------------

          Thomas E. Line, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



March 18, 1997                     /s/ Thomas E. Line
                                   -------------------------------
                                   Thomas E. Line

                                    EMERALD FUNDS



                                  POWER OF ATTORNEY
                                  -----------------

          Raynor E. Bowditch, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



/s/ Raynor E. Bowditch
---------------------------------

Date:   May 10, 1989

                                    EMERALD FUNDS


                                  POWER OF ATTORNEY
                                  -----------------

          Albert Ernest, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.





/s/ Albert Ernest
---------------------------------

Date:   October 5, 1995

                                    EMERALD FUNDS


                                  POWER OF ATTORNEY
                                  -----------------


          Mary Doyle, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



/s/ Mary Doyle
---------------------------------

Date:   October 31, 1990

                                    EMERALD FUNDS


                                  POWER OF ATTORNEY
                                  -----------------

          Harvey R. Holding, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:   May 29, 1996               /s/ Harvey R. Holding
                                   -----------------------------
                                   Harvey R. Holding

                                    EXHIBIT INDEX



EXHIBITS
--------

2(d)   Revised Amendment No. 2 to Registrant's Code of Regulations.

5(a) Investment Advisory Agreement between Registrant and Barnett Capital Advisors, Inc. (Treasury Fund and Prime Fund).

5(b) Investment Advisory Agreement between Registrant and Barnett Capital Advisors, Inc. (Tax-Exempt Fund).

5(c) Investment Advisory Agreement between Registrant and Barnett Capital Advisors, Inc. (Equity Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Small Capitalization Fund, Balanced Fund, Managed Bond Fund, International Equity Fund, Equity Value Fund, Prime Advantage Institutional Fund, Treasury Advantage Institutional Fund).

5(d) Sub-Investment Advisory Agreement between Barnett Capital Advisors, Inc. and Rodney Square Management Corporation (Tax-Exempt Fund).

5(e) Sub-Investment Advisory Agreement between Barnett Capital Advisors, Inc. and Brandes Investment Partners L.P. (International Equity Fund).

11(b)  Consent of Drinker Biddle & Reath